UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

	11 Greenway Plaza, Suite 1000	Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	02/29

Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco High Yield Municipal Fund

Nasdaq:

A: ACTHX ￿ C: ACTFX ￿ Y: ACTDX ￿ R5: ACTNX ￿ R6: ACTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

48 Financial Statements

52 Financial Highlights

53 Notes to Financial Statements

60Report of Independent Registered Public Accounting Firm

61Fund Expenses

62Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco High Yield Municipal Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco High Yield Municipal Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco High Yield Municipal Index, the Fund's style-specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.00%
Class C Shares	12.09
Class Y Shares	13.25
Class R5 Shares	13.20
Class R6 Shares	13.25
S&P Municipal Bond High Yield Index￿ (Broad Market Index)	13.44
Custom Invesco High Yield Municipal Index￿ (Style-Specific Index)	12.47
Lipper High Yield Municipal Debt Funds Index￿ (Peer Group Index)	12.36

Source(s): ￿RIMES Technologies Corp.;￿Invesco, RIMES Technologies Corp.;￿Lipper Inc.

ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in non-rated bonds contributed to the Fund's performance relative to its style-specific benchmark. At the close of the fiscal year, non-rated holdings accounted for approxi- mately 36% of the Fund's portfolio, as rated by national credit rating agencies. However,

Market conditions and your Fund

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated

that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual-

the holdings were assigned internal propri- etary ratings that allowed us to take advan- tage of pricing anomalies in the high yield municipal market. The Fund's preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in the health care and transportation sectors contributed to the Fund's relative performance. On a state level, security selection in Texas domi- ciled issues contributed to the Fund's relative performance.

Security selection in and underweight allo- cation to dedicated tax issues detracted from the Fund's performance relative to the style- specific benchmark during the fiscal year.

Security selection in lower and intermediate coupon bonds (5.49% and less) also de- tracted from the Fund's relative performance. The Fund's continued underexposure to Puerto Rico bonds detracted from relative results, as better-than-expected proposed debt restructuring terms made headlines dur- ing the fiscal year for several of Puerto Rico's outstanding issuers.

During the fiscal year, leverage contributed to the Fund's performance relative to its style-specific benchmark. The Fund achieved

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	86.3%
General Obligation Bonds	10.5
Pre-Refunded Bonds	3.0
Other	0.2

Top Five Debt Holdings

% of total net assets

1. Jefferson (County of), AL
Series 2013 F, Revenue Wts.	0.8%
2. Chicago (City of), IL Series 2017
A, Ref. GO Bonds	0.7

3.Los Angeles (City of) Department of Water & Power Series 2012 B,

RB	0.6
4. Children's Trust Fund
Series 2005 A, RB	0.6
5. Cuyahoga (County of), OH
(Metrohealth System)
Series 2017, Ref. RB	0.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco High Yield Municipal Fund

a leveraged position through the use of in- verse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided per- formance due to the price appreciation in municipal holdings when interest rates de- clined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to ad- ditional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long- term investment horizon.

1 Source: Bloomberg

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco High Yield Municipal Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$25,000

$20,486 S&P Municipal Bond High Yield Index1

20,000 $19,340 Custom Invesco High Yield Municipal Index2 $18,595 Invesco High Yield Municipal Fund — Class A Shares $18,211 Lipper High Yield Municipal Debt Funds Index3

15,000

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1 Source: RIMES Technologies Corp.

2Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco High Yield Municipal Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (1/2/86)		6.04%
10 Years		6.40
5	Years	5.17
1	Year	8.17
Class C Shares
Inception (12/10/93)		5.42%
10 Years		6.06
5	Years	5.31
1	Year	11.09
Class Y Shares
Inception (3/1/06)		5.61%
10 Years		7.12
5	Years	6.35
1	Year	13.25
Class R5 Shares
10 Years		7.25%
5	Years	6.31
1	Year	13.20
Class R6 Shares
10 Years		6.95%
5	Years	6.27
1	Year	13.25

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (re- named Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predeces- sor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund's and the predeces- sor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund's and the predeces- sor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

7Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund's investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.

￿The Custom Invesco High Yield Munici- pal Index is composed of 80% S&P Munici- pal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index.

￿The Lipper High Yield Municipal Debt Funds Index is an unmanaged index con- sidered representative of high-yield mu- nicipal debt funds tracked by Lipper.

￿The S&P Municipal Bond Investment Grade Index is considered representative of investment-grade US municipal bonds.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco High Yield Municipal Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–112.24%(a)
Alabama–3.51%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the
Aging);
Series 2016, RB	5.75%	06/01/2045	$ 3,250	$3,701,718
Series 2016, RB	6.00%	06/01/2050	5,400	6,209,784
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB (b)	5.00%	01/01/2042	12,750	15,287,633
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB (c)	4.00%	12/01/2025	30,000	34,546,500
Hoover (City of), AL Industrial Development Board (United States Steel Corp.);
Series 2019, RB (d)	5.75%	10/01/2049	8,500	10,306,930
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (e)	5.50%	01/01/2043	21,290	15,109,300
Series 2008 A, RB (e)	6.88%	01/01/2043	4,470	3,617,124
Series 2011 A, RB (e)	7.50%	01/01/2047	2,600	2,103,166
Series 2012 A, RB (e)	5.63%	01/01/2042	6,575	4,664,502
Jefferson (County of), AL;
Series 2013 C, Wts. (INS -AGM)(f)(g)	6.50%	10/01/2038	7,000	7,016,800
Series 2013 C, Wts. (INS -AGM)(f)(g)	6.60%	10/01/2042	11,700	11,684,673
Series 2013 F, Revenue Wts. (f)	7.50%	10/01/2039	27,640	27,578,639
Series 2013 F, Revenue Wts. (f)	7.75%	10/01/2046	95,055	94,400,071
Series 2013-F, Revenue Wts. (f)	7.90%	10/01/2050	65,400	64,794,396
Lower Alabama Gas District (The);
Series 2016 A, RB	5.00%	09/01/2046	10,000	15,148,200
Series 2016 A, RB (b)	5.00%	09/01/2046	24,000	36,355,680
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining);
Series 2019 A, Ref. IDR (h)	4.50%	05/01/2032	8,500	9,868,840
Series 2019 A, Ref. IDR (h)	5.25%	05/01/2044	35,655	42,605,586
				404,999,542
Alaska–0.30%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution);
Series 2017 A, RB	5.50%	10/01/2046	505	635,861
Series 2017 A, RB (b)	5.50%	10/01/2046	22,000	27,700,860
Northern Tobacco Securitization Corp.;
Series 2006 B, RB (i)	0.00%	06/01/2046	27,225	3,530,266
Series 2006 C, RB (i)	0.00%	06/01/2046	20,860	2,524,894
				34,391,881
American Samoa–0.14%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	14,345	16,368,075
Arizona–2.25%
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019,
RB (h)	5.00%	07/01/2049	1,000	1,148,480
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB (h)	6.00%	07/01/2037	13,845	16,538,268
Series 2017, Ref. RB (h)	6.00%	07/01/2047	20,660	24,351,735
Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. RB (h)	5.13%	07/01/2037	1,180	1,358,711
Series 2017 D, Ref. RB (h)	5.00%	07/01/2047	1,035	1,178,254
Series 2017 D, Ref. RB (h)	5.00%	07/01/2051	2,300	2,610,201
Series 2017 G, Ref. RB (h)	5.00%	07/01/2037	1,105	1,277,678
Series 2017 G, Ref. RB (h)	5.00%	07/01/2047	3,260	3,711,217
Series 2017 G, Ref. RB (h)	5.00%	07/01/2051	1,000	1,134,870
Series 2017-A, Ref. RB (h)	5.38%	07/01/2050	6,000	6,882,480
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa
Campus and Red Rock Campus);
Series 2019 A, IDR (h)	5.00%	07/15/2039	1,325	1,511,149
Series 2019 A, IDR (h)	5.00%	07/15/2049	1,675	1,885,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	4.50%	01/01/2049	$ 4,500	$4,962,240
Series 2019 A, RB	5.00%	01/01/2054	4,500	5,230,260
Series 2019 B, RB	5.00%	01/01/2034	1,730	2,050,361
Series 2019 B, RB	5.00%	01/01/2035	1,820	2,151,404
Series 2019 B, RB	5.00%	01/01/2049	2,125	2,420,949
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, RB (h)	5.70%	07/01/2047	9,730	10,923,093
Series 2016, RB (h)	5.80%	07/01/2052	4,920	5,536,230
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. RB (h)	5.25%	07/01/2052	500	519,765
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB (h)	5.00%	07/01/2049	5,440	5,701,990
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista
Campus Project);
Series 2018 A, RB (h)	5.25%	12/15/2038	1,015	1,153,517
Series 2018 A, RB (h)	5.50%	12/15/2048	2,265	2,578,793
Glendale (City of), AZ Industrial Development Authority (Sun Health Services);
Series 2019 A, Ref. RB	5.00%	11/15/2042	1,800	2,114,946
Series 2019 A, Ref. RB	5.00%	11/15/2048	4,170	4,869,726
Series 2019 A, Ref. RB	5.00%	11/15/2054	10,000	11,592,200
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A,
Ref. RB	5.00%	07/01/2048	1,500	1,645,680
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	2,054,622
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,619,897
Series 2017, Ref. RB	5.00%	11/15/2045	8,390	9,109,946
Series 2018, RB	5.00%	11/15/2053	5,970	6,520,315
Maricopa (County of), AZ Industrial Development Authority (Creighton University); Series 2020,
RB	4.00%	07/01/2050	10,000	11,604,100
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB (h)	5.00%	07/01/2049	1,000	1,148,040
Series 2019, Ref. RB (h)	5.00%	07/01/2054	1,000	1,139,370
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref.
RB (h)	5.00%	07/01/2047	4,000	4,438,280
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/2034	3,695	3,896,082
Series 2014, Ref. RB	5.75%	11/15/2040	6,015	6,345,524
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB (h)	5.00%	07/01/2046	4,000	4,436,760
Phoenix (City of), AZ Industrial Development Authority (Choice Academies); Series 2012, RB	5.63%	09/01/2042	2,850	2,993,412
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014
A, RB (h)	6.75%	07/01/2044	5,250	6,133,785
Phoenix (City of), AZ Industrial Development Authority (Phoenix Collegiate Academy);
Series 2012, RB	5.63%	07/01/2042	2,770	2,866,451
Pima (County of), AZ Industrial Development Authority (Acclaim Charter School);
Series 2006, RB	5.70%	12/01/2026	1,660	1,661,195
Series 2006, RB	5.80%	12/01/2036	4,385	4,387,105
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB (h)	5.38%	06/15/2035	2,370	2,652,836
Series 2015, Ref. RB (h)	5.63%	06/15/2045	3,500	3,925,635
Series 2017, RB (h)	4.13%	06/15/2029	1,500	1,551,690
Series 2017, RB (h)	5.00%	06/15/2047	10,100	10,510,363
Series 2017, RB (h)	5.00%	06/15/2052	6,945	7,219,397
Series 2019, Ref. RB (h)	5.00%	06/15/2049	1,240	1,338,878
Series 2019, Ref. RB (h)	5.00%	06/15/2052	2,150	2,310,670
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School);
Series 2014, Ref. RB	7.25%	05/01/2044	3,000	3,362,790
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB (h)	5.00%	07/01/2049	1,500	1,616,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. RB (h)	7.00%	07/01/2045	$ 3,272	$3,260,143
Series 2016 B, Ref. RB (j)	2.07%	07/01/2045	1,735	173,536
Series 2016 C, Ref. RB (j)	2.07%	07/01/2045	1,036	10,355
Pima (County of), AZ Industrial Development Authority (Riverbend Prep); Series 2010, RB (h)	7.00%	09/01/2037	3,358	3,363,037
Sundance Community Facilities District (Assessment District No. 2); Series 2003, RB (h)	7.13%	07/01/2027	719	719,848
Sundance Community Facilities District (Assessment District No. 3); Series 2004, RB	6.50%	07/01/2029	145	145,139
Tempe (City of), AZ Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/2042	2,700	2,875,473
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,362,113
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB (h)	6.13%	10/01/2047	1,400	1,663,214
Series 2017 A, RB (h)	6.13%	10/01/2052	1,400	1,658,062
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen
Creek and Casa Grande Campuses);
Series 2013, RB	5.75%	07/01/2033	3,000	3,318,480
Series 2013, RB	6.00%	07/01/2043	3,625	4,001,891
University Medical Center Corp.; Series 2011, RB (c)(k)	6.00%	07/01/2021	2,600	2,775,292
				260,210,310
Arkansas–0.19%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB (d)(h)	4.50%	09/01/2049	20,000	22,430,400
California–11.31%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A,
Ref. RB	5.00%	07/01/2047	6,000	6,426,540
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB (b)	5.00%	04/01/2056	21,000	25,721,220
California (County of), CA Tobacco Securitization Agency (Gold Country Settlement Funding
Corp.); Series 2006, RB (i)	0.00%	06/01/2033	13,745	6,478,018
California (County of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding
Corp.); Series 2006 A, RB (i)	0.00%	06/01/2046	25,000	5,647,250
California (State of); Series 2019, GO Bonds	4.00%	10/01/2044	6,835	8,307,327
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB (h)	5.00%	04/01/2049	8,800	10,592,472
California (State of) Community Housing Agency (Excelsior Charter Schools);
Series 2020 A, RB (h)	5.00%	06/15/2050	1,540	1,729,389
Series 2020 A, RB (h)	5.00%	06/15/2055	1,030	1,147,781
California (State of) Educational Facilities Authority (Stanford University);
Series 2014 U-6, RB (b)	5.00%	05/01/2045	15,000	24,674,250
Series 2019 V-1, RB (b)	5.00%	05/01/2049	30,000	51,097,800
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017
A-2, RB (b)	5.00%	11/01/2047	10,000	16,501,300
California (State of) Housing Finance Agency; Series 2019 2, Class A, Revenue Ctfs.	4.00%	03/20/2033	4,988	6,032,506
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,500	1,743,960
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB (h)	5.00%	11/01/2036	1,500	1,768,020
Series 2016 A, RB (h)	5.00%	11/01/2046	1,500	1,740,720
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB (h)	6.63%	01/01/2032	1,000	1,052,620
Series 2012, RB (h)	6.88%	01/01/2042	1,500	1,583,865
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, RB	5.75%	07/01/2030	5,945	6,472,143
Series 2012 A, RB	6.00%	07/01/2042	5,355	5,802,678
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing);
Series 2019, RB	5.00%	05/15/2052	1,375	1,708,713
California (State of) Pollution Control Finance Authority;
Series 2012, RB (d)(h)	5.00%	07/01/2037	13,500	14,745,780
Series 2012, RB (d)(h)	5.00%	11/21/2045	20,710	22,517,983
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern
California, LLC); Series 2016, RB (Acquired 01/22/2016; Cost $2,175,000) (d)(e)(h)	7.00%	12/31/2049	9,925	4,962,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (San Diego County Water Authority);
Series 2019, Ref. RB (h)	5.00%	07/01/2039	$ 2,500	$3,092,700
Series 2019, Ref. RB (h)	5.00%	11/21/2045	11,650	14,191,331
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, RB	6.40%	07/01/2048	3,000	3,438,660
California (State of) School Finance Authority (Aspire Public Schools); Series 2016, Ref. RB (h)	5.00%	08/01/2046	2,500	2,838,750
California (State of) School Finance Authority (New Designs Charter School);
Series 2012, RB	5.50%	06/01/2042	5,000	5,343,300
Series 2019 A, RB (h)	5.00%	06/01/2040	750	878,393
Series 2019 A, RB (h)	5.00%	06/01/2050	1,060	1,226,197
California (State of) School Finance Authority (TEACH Public Schools);
Series 2019 A, RB (h)	5.00%	06/01/2049	750	835,710
Series 2019 A, RB (h)	5.00%	06/01/2058	2,600	2,881,502
California (State of) Statewide Communities Development Authority (California Baptist
University);
Series 2011, RB (c)(k)	7.25%	11/01/2021	1,500	1,662,480
Series 2011, RB (c)(k)	7.50%	11/01/2021	5,500	6,118,475
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,817,868
California (State of) Statewide Communities Development Authority (Creative Child Care & Team);
Series 2015, RB (Acquired 11/03/2015; Cost $6,700,000) (h)	6.75%	06/01/2045	6,700	7,244,107
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.);
Series 2012, RB	5.25%	11/15/2034	4,350	4,772,907
California (State of) Statewide Communities Development Authority (Lancer Educational Student
Housing); Series 2016, Ref. RB (h)	5.00%	06/01/2036	4,250	4,932,550
California (State of) Statewide Communities Development Authority (Loma Linda University
Medical Center);
Series 2014, RB	5.50%	12/01/2054	11,000	12,711,380
Series 2016 A, RB (h)	5.00%	12/01/2036	1,500	1,746,810
Series 2016 A, RB (h)	5.00%	12/01/2046	9,000	10,306,710
Series 2016 A, RB (h)	5.25%	12/01/2056	47,945	55,388,941
California (State of) Statewide Communities Development Authority (NCCD-Hooper
Street LLC-California College of the Arts);
Series 2019, RB (h)	5.25%	07/01/2049	375	446,891
Series 2019, RB (h)	5.25%	07/01/2052	1,450	1,721,469
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin
Garden);
Series 2012, RB	6.00%	10/01/2042	2,895	3,255,312
Series 2012, RB	6.00%	10/01/2047	1,785	2,002,306
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, RB	6.00%	05/01/2043	15,000	15,091,650
Series 2006 A, RB (i)	0.00%	06/01/2046	181,950	36,186,216
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. RB	5.13%	06/01/2038	9,380	9,479,897
Series 2005, Ref. RB	5.25%	06/01/2045	3,790	3,830,363
California Educational Facilities Authority; Series 2012 U-2, Ref. RB (b)	5.00%	10/01/2032	6,255	10,153,116
California Educational Facilities Authority (Stanford University); Series U-2, RB (b)	5.00%	10/01/2032	8,745	12,843,432
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	3,430	4,033,131
Series 2017, Ref. RB	5.00%	10/15/2047	10,170	11,786,827
Eden (Township of), CA Healthcare District; Series 2010, Ref. COP (c)(k)	6.13%	06/01/2020	2,510	2,543,157
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, RB	6.50%	09/01/2023	1,060	1,089,277
Series 2008, RB	6.75%	09/01/2028	2,550	2,623,950
Series 2008, RB	6.88%	09/01/2038	4,440	4,569,026
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. RB (c)(k)	6.00%	01/15/2024	20,000	24,079,000
Series 2014 A, Ref. RB (INS -AGM)(g)(i)	0.00%	01/15/2036	61,010	43,102,345
Series 2014 A, Ref. RB (INS -AGM)(g)(i)	0.00%	01/15/2037	20,000	13,664,200
Series 2014 A, Ref. RB (f)	6.85%	01/15/2042	5,000	5,684,900
Series 2014 C, Ref. RB	6.50%	01/15/2043	10,750	12,908,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB (f)	5.30%	06/01/2037	$ 47,000	$50,256,630
Series 2007 B, RB (i)	0.00%	06/01/2047	185,000	35,568,100
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	40,470	42,973,879
Series 2018 A-1, Ref. RB	5.25%	06/01/2047	8,170	8,716,246
Inland Empire Tobacco Securitization Authority;
Series 2007 C-1, RB (i)	0.00%	06/01/2036	173,915	60,339,809
Series 2007 D, RB (i)	0.00%	06/01/2057	46,635	3,254,657
Los Angeles (City of) Department of Water & Power; Series 2012 B, RB (b)	5.00%	07/01/2043	66,530	72,897,586
Los Angeles (City of), CA Community Facilities District No. 3 (Cascades Business Park);
Series 1997, RB	6.40%	09/01/2022	240	242,957
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB (b)(d)(l)	5.25%	05/15/2048	26,000	32,953,960
M-S-R Energy Authority;
Series 2009 A, RB	6.50%	11/01/2039	4,490	7,564,483
Series 2009 B, RB	6.50%	11/01/2039	5,500	9,266,070
National City (City of), CA Community Development Commission (National City Redevelopment);
Series 2011, RB (c)(k)	7.00%	08/01/2021	4,750	5,175,220
Regents of the University of California; Series 2014 AM, RB (b)	5.00%	05/15/2044	34,545	39,994,128
Riverside (County of), CA Transportation Commission; Series 2013 A, RB	5.75%	06/01/2048	7,000	7,939,260
San Bernardino City Unified School District;
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2036	7,650	5,457,892
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2037	13,130	9,070,598
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2038	13,515	9,073,025
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2039	13,895	9,058,984
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2040	14,280	9,050,236
Series 2011 D, GO Bonds (INS -AGM)(g)(i)	0.00%	08/01/2041	14,080	8,647,373
San Buenaventura (City of), CA (Community Memorial Health System);
Series 2011, RB	8.00%	12/01/2031	9,875	10,929,452
Series 2011, RB	7.50%	12/01/2041	21,980	23,977,323
San Diego Unified School District (Election of 2008); Series 2012 E, GO Bonds (f)	5.25%	07/01/2042	10,000	9,320,500
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community
Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, RB (i)	0.00%	08/01/2036	5,710	2,487,961
Series 2013 C, RB (i)	0.00%	08/01/2038	2,000	763,000
Series 2013 C, RB (i)	0.00%	08/01/2043	17,000	4,803,350
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. RB	5.25%	01/15/2044	7,000	8,313,550
Series 2014 B, Ref. RB	5.25%	01/15/2049	12,000	14,223,960
San Jose (City of), CA;
Series 2017 A, Ref. RB (b)(d)	5.00%	03/01/2041	10,000	12,215,000
Series 2017 A, Ref. RB (b)(d)	5.00%	03/01/2047	20,000	24,218,600
San Jose (City of), CA (Helzer Courts Apartments); Series 1999 A, RB (d)	6.40%	12/01/2041	13,988	14,004,925
San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds (f)	6.63%	08/01/2042	4,080	4,481,962
Santee School District; Series 2006 D, GO Bonds (INS -AGC)(g)(i)	0.00%	08/01/2038	4,355	2,945,025
Savanna Elementary School District (Election of 2008); Series 2012 B, GO Bonds (INS -AGM)(f)(g)	6.75%	02/01/2052	7,500	8,455,575
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB (i)	0.00%	06/01/2036	10,000	4,061,900
Series 2007 A, RB (i)	0.00%	06/01/2047	20,000	4,326,000
Southern California Logistics Airport Authority;
Series 2007, RB	6.15%	12/01/2043	4,400	4,440,876
Series 2008 A, RB	6.00%	12/01/2033	1,475	1,477,493
Series 2008 A, RB (i)	0.00%	12/01/2045	18,085	3,023,450
Series 2008 A, RB (i)	0.00%	12/01/2046	18,085	2,805,888
Series 2008 A, RB (i)	0.00%	12/01/2047	18,085	2,603,155
Series 2008 A, RB (i)	0.00%	12/01/2048	18,085	2,413,986
Series 2008 A, RB (i)	0.00%	12/01/2049	18,085	2,237,838
Series 2008 A, RB (i)	0.00%	12/01/2050	18,085	2,073,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization
Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	$ 1,000	$1,283,750
Series 2019, Ref. RB	5.00%	06/01/2048	7,500	9,236,595
Series 2019, Ref. RB (i)	0.00%	06/01/2054	19,300	3,133,355
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset
Securitization Corp.); Series 2006, RB (i)	0.00%	06/01/2046	30,000	5,965,800
State of California; Series 2020, GO Bonds (b)	5.00%	10/01/2049	11,000	14,452,680
University of California; Series 2017 M, RB (b)	5.00%	05/15/2047	50,890	63,425,734
Vallejo (City of), CA Public Financing Authority (Hiddenbrooke Improvement District);
Series 2004 A, RB	5.80%	09/01/2031	3,555	3,596,131
Victor Valley Union High School District (Election of 2008); Series 2013 B, GO Bonds (c)(i)(k)	0.00%	08/01/2023	74,825	15,359,793
				1,305,537,782
Colorado–6.63%
Amber Creak Metropolitan District; Series 2017 B, GO Bonds	7.75%	12/15/2047	515	542,516
Banning Lewis Ranch Metropolitan District;
Series 2018 A, GO Bonds	5.38%	12/01/2048	2,500	2,699,375
Series 2018 B, GO Bonds	7.75%	12/15/2041	630	676,513
Banning Lewis Ranch Metropolitan District No. 3; Series 2015 A, GO Bonds	6.13%	12/01/2045	1,025	1,065,067
Banning Lewis Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.75%	12/01/2048	5,000	5,386,700
Series 2018 B, GO Bonds	8.00%	12/15/2048	2,063	2,212,526
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,364,761
Series 2018 B, GO Bonds	8.00%	12/15/2048	511	548,037
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	10,000	10,852,700
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	705,818
Broadway Station Metropolitan District No. 2;
Series 2019 A, GO Bonds	5.13%	12/01/2048	5,975	6,529,241
Series 2019 B, GO Bonds (f)	7.50%	12/01/2048	7,075	4,662,142
Broadway Station Metropolitan District No. 3;
Series 2019, GO Bonds	5.00%	12/01/2049	5,000	5,377,150
Series 2019, GO Bonds (f)	7.50%	12/01/2049	30,465	18,551,052
Bromley Park Metropolitan District No. 2; Series 2018 C, Ref. GO Bonds	7.85%	12/15/2047	6,408	6,463,942
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. GO Bonds (j)	6.25%	12/01/2032	3,330	2,697,300
Buffalo Highlands Metropolitan District;
Series 2018 A, Ref. GO Bonds	5.25%	12/01/2038	1,000	1,072,220
Series 2018 A, Ref. GO Bonds	5.38%	12/01/2048	1,750	1,875,510
Series 2018 B, Ref. GO Bonds	7.63%	12/15/2046	1,226	1,272,539
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	3,230	3,448,509
Canyons Metropolitan District No. 5;
Series 2017 A, Ref. GO Bonds	6.00%	12/01/2037	1,750	1,885,170
Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,735	5,083,780
Series 2017 B, GO Bonds	8.00%	12/15/2047	3,500	3,743,880
Castle Oaks Metropolitan District No. 3;
Series 2017, Ref. GO Bonds	5.00%	12/01/2037	3,275	3,401,644
Series 2017, Ref. GO Bonds	5.00%	12/01/2047	9,265	9,616,236
Centerra Metropolitan District No. 1 (In the City of Loveland);
Series 2017, Ref. RB (h)	5.00%	12/01/2047	7,000	7,516,810
Series 2018, Ref. RB	5.25%	12/01/2048	5,550	6,038,122
City Center West Residential Metropolitan District No. 2; Series 2019 B, GO Bonds	7.75%	12/15/2049	1,425	1,469,845
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	530,385
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	2,500	2,580,800
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, RB	6.25%	07/01/2028	1,650	1,654,406
Series 2008, RB	6.50%	07/01/2038	1,000	1,002,560
Series 2013, RB	7.45%	08/01/2048	2,245	2,560,288
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2011, RB	6.38%	01/01/2041	1,615	1,739,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	$ 15,000	$18,675,000
Series 2019 A-2, Ref. RB	4.00%	08/01/2049	5,000	5,733,950
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.25%	05/15/2037	750	881,865
Series 2017 A, Ref. RB	5.25%	05/15/2047	3,500	4,062,905
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB (b)	5.00%	01/01/2044	21,000	23,664,690
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB (h)	5.75%	12/01/2035	1,650	1,869,104
Series 2015 A, Ref. RB (h)	6.13%	12/01/2045	2,300	2,611,581
Series 2015 A, Ref. RB (h)	6.25%	12/01/2050	4,070	4,636,259
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB (c)(k)	6.00%	11/15/2020	1,600	1,657,600
Series 2010 A, RB (c)(k)	6.25%	11/15/2020	4,750	4,929,265
Series 2011, RB (c)(k)	5.75%	11/15/2021	1,000	1,083,050
Series 2011, RB (c)(k)	6.00%	11/15/2021	1,195	1,299,061
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.20%	07/01/2022	400	400,296
Series 2007 A, RB	5.25%	07/01/2027	3,260	3,261,728
Series 2007 A, RB	5.30%	07/01/2037	5,815	5,815,814
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, RB	6.50%	01/15/2030	4,500	4,576,275
Series 2019, RB	6.00%	01/15/2041	12,935	13,130,707
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.88%	12/01/2046	14,500	16,079,920
Colorado International Center Metropolitan District No. 4;
Series 2019 A, Ref. GO Bonds (f)	6.00%	12/01/2047	30,920	24,451,845
Series 2019 A-2, GO Bonds (f)	6.25%	12/01/2048	15,075	12,207,886
Series 2019 B-2, GO Bonds	8.75%	12/15/2048	1,997	2,130,100
Copper Ridge Metropolitan District;
Series 2019, RB	5.00%	12/01/2039	3,450	3,741,387
Series 2019, RB	5.00%	12/01/2043	1,750	1,887,393
Copperleaf Metropolitan District No. 2; Series 2019, GO Bonds	5.00%	12/15/2049	510	524,652
Copperleaf Metropolitan District No. 6;
Series 2018 A, GO Bonds	5.25%	12/01/2048	2,000	2,172,940
Subseries 2018 B, GO Bonds	7.50%	12/15/2048	820	883,443
Cornerstar Metropolitan District;
Series 2017 A, Ref. GO Bonds	5.13%	12/01/2037	1,000	1,072,130
Series 2017 A, Ref. GO Bonds	5.25%	12/01/2047	2,600	2,786,004
Cottonwood Highlands Metropolitan District No. 1;
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,250	1,358,263
Series 2019 B, GO Bonds	8.75%	12/15/2049	2,095	2,204,296
Creekside Village Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,255	1,334,354
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,170	2,269,017
Series 2019, GO Bonds	7.75%	12/15/2049	616	636,371
Crowfoot Valley Ranch Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.63%	12/01/2038	3,555	3,830,157
Series 2018 A, GO Bonds	5.75%	12/01/2048	9,665	10,370,448
Series 2018 B, GO Bonds	8.00%	12/15/2048	1,630	1,739,715
Denver (City & County of), CO;
Series 2018 A, RB (b)(d)	5.00%	12/01/2029	24,580	31,993,328
Series 2018 A, Ref. RB (b)(d)	5.25%	12/01/2043	17,500	22,334,200
Denver (City & County of), CO ; Series 2018 A, RB (b)(d)	5.00%	12/01/2036	25,865	33,043,572
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB (d)	5.00%	10/01/2032	13,000	14,373,060
Denver (City of), CO Urban Renewal Authority (9th and Colorado Urban); Series 2018 A, RB (h)	5.25%	12/01/2039	9,000	9,784,890
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,310,454
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,855	1,975,519
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,300	2,482,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado–(continued)
Douglas (County of), CO Sierra Ridge Metropolitan District No. 2;
Series 2016 A, GO Bonds	5.50%	12/01/2046	$ 2,000	$2,114,680
Series 2016 B, GO Bonds	7.63%	12/15/2046	1,500	1,568,475
Elbert (County of), CO & Highway 86 Commercial Metropolitan District; Series 2008 A, RB (j)(m)	7.50%	12/01/2032	4,500	3,375,000
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	3,190,365
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, RB	7.50%	03/01/2040	4,289	4,299,465
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds (h)	6.00%	12/01/2049	2,970	3,117,015
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	957,081
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. GO Bonds	7.25%	12/01/2040	895	917,133
Fourth Street Crossing Business Improvement District;
Series 2019 A, RB (h)	5.13%	12/01/2038	3,000	3,159,150
Series 2019 A, RB (h)	5.38%	12/01/2049	2,740	2,884,014
Series 2019 B, RB	8.00%	12/15/2049	700	732,795
Gardens at East Iliff Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,065	2,205,482
Series 2019 A, GO Bonds	8.50%	12/15/2049	680	702,658
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, RB	5.13%	12/01/2037	1,070	1,146,302
Series 2017 A, RB	5.25%	12/01/2047	1,015	1,086,781
Series 2017 B, RB	7.75%	12/15/2047	1,000	1,065,030
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds (h)	5.50%	12/01/2052	5,490	5,865,571
Haskins Station Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2039	690	738,369
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,125	1,184,670
Series 2019 B, Ref. GO Bonds	8.75%	12/15/2049	1,328	1,368,584
Independence Metropolitan District No. 3;
Series 2019 A, GO Bonds	6.25%	12/01/2049	8,095	8,967,155
Series 2019 B, GO Bonds	9.00%	12/15/2049	4,230	4,563,239
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	5,270	5,811,492
Johnston (Town of), CO Plaza Metropolitan District;
Series 2016 A, RB	5.25%	12/01/2036	4,000	4,176,960
Series 2016 A, RB	5.38%	12/01/2046	12,000	12,533,880
Lakes at Centerra Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.13%	12/01/2037	2,200	2,385,548
Series 2018 A, GO Bonds	5.25%	12/01/2047	3,470	3,759,780
Series 2018 B, GO Bonds	7.63%	12/15/2047	1,795	1,926,143
Leyden Rock Metropolitan District No. 10; Series 2017 C, Ref. GO Bonds	10.75%	12/15/2049	1,025	1,065,693
Mirabelle Metropolitan District No. 2;
Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,510,414
Series 2020, GO Bonds	5.00%	12/01/2049	3,170	3,437,073
Montrose (County of), CO (The Homestead at Montrose, Inc.);
Series 2003 A, RB	6.75%	02/01/2022	105	105,105
Series 2003 A, RB	7.00%	02/01/2025	800	800,704
Series 2003 A, RB	7.00%	02/01/2038	6,200	6,203,410
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	1,033,449
Neu Towne Metropolitan District; Series 2018 B, Ref. GO Bonds	7.75%	12/15/2046	2,285	2,432,817
North Holly Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2048	1,260	1,342,114
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,015	1,077,118
North Park Metropolitan District No. 1;
Seires 2018 A-2, RB	5.50%	12/01/2034	8,340	9,083,261
Seires 2018 A-2, RB	5.85%	12/01/2048	9,000	9,769,590
Series 2018 A-1, RB	5.38%	12/01/2034	5,650	6,129,685
Series 2018 A-1, RB	5.75%	12/01/2048	3,850	4,158,962
North Range Metropolitan District No. 2;
Series 2017 A, Ref. GO Bonds	5.63%	12/01/2037	3,270	3,492,818
Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	4,885	5,218,987
Series 2017 B, GO Bonds	7.75%	12/15/2047	2,830	3,002,347
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	5,250	5,592,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado–(continued)
Painted Prairie Public Improvement Authority; Series 2019, RB	5.00%	12/01/2049	$ 5,000	$5,282,100
Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	3,712	3,824,585
Prairie Center Metropolitan District No. 3 (Park & Recreation Improvements); Series 2018, RB	5.13%	12/15/2042	4,050	4,318,758
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	22,895	37,277,181
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,290	2,361,059
Reata Ridge Village Metropolitan District No. 2; Series 2019 B-3, GO Bonds	8.00%	12/15/2049	615	634,040
Riverdale Peaks II Metropolitan District; Series 2005, GO Bonds (j)	6.50%	12/01/2035	1,000	500,000
Rock Canyon Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,637	1,696,407
Series 2020 B, GO Bonds	8.75%	12/15/2049	398	410,163
Sabell Metropolitan District; Series 2020 A, GO Bonds (h)	5.00%	12/01/2050	1,055	1,118,754
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	3,023,000
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,443,667
Series 2020 B, GO Bonds	8.50%	12/15/2049	1,331	1,362,212
St. Vrain Lakes Metropolitan District No. 2; Series 2017 B, GO Bonds	7.63%	12/15/2047	1,080	1,138,212
STC Metropolitan District No. 2;
Series 2019 A, Ref. GO Bonds	5.00%	12/01/2038	4,955	5,484,045
Series 2019 A, Ref. GO Bonds	5.00%	12/01/2049	4,095	4,507,203
Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	4,095,000
Sterling Ranch Community Authority Board; Series 2017 B, RB	7.50%	12/15/2047	6,500	6,921,525
Tailholt Metropolitan District No. 3;
Series 2018 A, GO Bonds	6.00%	12/01/2048	7,545	8,180,893
Series 2018 B, GO Bonds	8.13%	12/15/2048	1,647	1,777,920
Talon Pointe Metropolitan District;
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2039	3,260	3,498,273
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	5,345	5,655,544
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2051	2,595	2,685,072
Thompson Crossing Metropolitan District No. 4; Series 2019, Ref. GO Bonds	5.00%	12/01/2049	2,125	2,314,784
Trails at Crowfoot Metropolitan District No. 3;
Series 2019 A, GO Bonds	5.00%	12/01/2049	3,380	3,617,175
Series 2019, GO Bonds	9.00%	12/15/2049	2,095	2,198,451
Tuscan Foothills Village Metropolitan District; Series 2019 A, GO Bonds (f)	6.25%	12/01/2049	1,240	1,156,015
University of Colorado; Series 2014 A, RB (b)	5.00%	06/01/2046	16,835	19,787,522
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS -AGM)(g)	3.25%	12/15/2050	1,250	1,338,975
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch);
Series 2007, GO Bonds (i)	0.00%	12/01/2037	96,562	30,891,046
Vista Ridge Metropolitan District; Series 2006 B, Ref. GO Bonds (c)(f)(k)	9.50%	12/01/2021	1,000	1,167,220
Wagons West Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,685	1,743,318
Series 2020 B-3, GO Bonds	8.50%	12/15/2049	553	553,608
Wild Plum Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	600	644,970
Series 2019 B, GO Bonds (h)	7.75%	12/15/2049	505	521,125
Willow Springs Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	3,700	3,954,264
Series 2019 B, GO Bonds	7.75%	12/15/2049	650	669,955
				765,107,138
Connecticut–0.25%
Connecticut (State of) Health and Education Facilities Authority (Nuvance Health); Series 2019
A, Ref. RB	4.00%	07/01/2041	5,250	6,068,265
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds (e)(j)	5.13%	10/01/2036	7,935	952,200
Hamden (Town of), CT (Whitney Center);
Series 2019, Ref. RB	5.00%	01/01/2030	2,390	2,720,657
Series 2019, Ref. RB	5.00%	01/01/2050	9,000	9,891,000
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, RB (c)(k)	7.88%	04/01/2020	3,000	3,016,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Connecticut–(continued)
University of Connecticut;
Series 2019 A, RB	4.00%	11/01/2037	$ 3,350	$3,915,748
Series 2019 A, RB	4.00%	11/01/2038	1,985	2,314,093
				28,878,313
Delaware–0.25%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations,
Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,451,416
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,431,445
Delaware (State of) River & Bay Authority; Series 2019, Ref. RB	4.00%	01/01/2044	10,000	11,841,000
Millsboro (Town of), DE (Plantation Lakes Special Development District);
Series 2018, Ref. RB (h)	5.13%	07/01/2038	8,000	8,993,520
Series 2018, Ref. RB (h)	5.25%	07/01/2048	4,100	4,592,984
				29,310,365
District of Columbia–1.50%
District of Columbia; Series 2014 C, GO Bonds (b)	5.00%	06/01/2038	21,000	24,318,210
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB (c)(k)	6.38%	03/01/2021	1,710	1,800,818
Series 2011, RB (c)(k)	6.63%	03/01/2021	5,150	5,444,426
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	7,000	7,081,480
District of Columbia (Gallaudet University); Series 2011, RB	5.50%	04/01/2041	3,000	3,141,690
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	5.00%	07/01/2032	500	552,385
Series 2017 A, RB	5.00%	07/01/2037	1,450	1,588,823
Series 2017 A, RB	5.00%	07/01/2042	1,250	1,360,613
Series 2017 A, RB	5.00%	07/01/2052	8,250	8,945,145
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	7,750	8,092,317
District of Columbia Tobacco Settlement Financing Corp.;
Series 2006 A, RB (i)	0.00%	06/15/2046	100,920	20,023,537
Series 2006 C, RB (i)	0.00%	06/15/2055	60,320	3,435,827
District of Columbia Water & Sewer Authority; Series 2013 A, RB (b)	5.00%	10/01/2044	27,000	31,053,510
District of Columbia Water & Sewer Authority (Green Bonds); Series 2017 A, RB (b)	5.00%	10/01/2052	20,000	24,517,600
Metropolitan Washington Airports Authority (Dulles Metrorail & Capital Improvement);
Series 2019 B, Ref. RB	4.00%	10/01/2053	10,000	11,678,100
Series 2019 B, Ref. RB (INS -AGM)(g)	4.00%	10/01/2053	17,500	20,255,375
				173,289,856
Florida–5.96%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.25%	11/15/2044	15,305	14,890,694
Series 2014, RB	6.38%	11/15/2049	8,945	8,717,350
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. RB	8.00%	10/01/2032	1,000	1,153,570
Series 2012 A, Ref. RB	8.00%	10/01/2042	2,500	2,864,875
Series 2012 A, Ref. RB	8.00%	10/01/2046	2,000	2,287,040
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics);
Series 2019, Ref. RB	5.00%	12/01/2034	1,400	1,811,936
Series 2019, Ref. RB	5.00%	12/01/2035	2,325	3,002,063
Series 2019, Ref. RB	5.00%	12/01/2036	3,945	5,081,712
Series 2019, Ref. RB	5.00%	12/01/2037	5,150	6,610,437
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	8.00%	11/15/2031	3,000	3,048,240
Series 2011 A, RB	8.13%	11/15/2041	11,200	11,334,400
Series 2011 A, RB	8.13%	11/15/2046	11,100	11,224,431
Atlantic Beach (City of), FL (Fleet Landing);
Series 2018 A, RB	5.00%	11/15/2043	1,100	1,283,689
Series 2018 A, RB	5.00%	11/15/2048	3,190	3,708,311
Series 2018 A, RB	5.00%	11/15/2053	5,235	6,064,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Broward (County of), FL;
Series 2017, RB (b)(d)	5.00%	10/01/2042	$ 12,045	$14,797,042
Series 2019 B, RB (d)	4.00%	09/01/2044	5,000	5,713,500
Buckeye Park Community Development District; Series 2008 A, RB (e)(j)	7.88%	05/01/2038	4,900	2,107,000
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.);
Series 2015, Ref. RB (h)	6.00%	07/01/2045	6,000	6,643,080
Series 2015, Ref. RB (h)	6.00%	07/01/2050	5,290	5,843,546
Capital Trust Agency (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 A-1, RB	4.00%	07/01/2038	2,750	2,714,690
Series 2018 A-1, RB	4.00%	07/01/2043	1,000	974,750
Series 2018 A-1, RB	4.13%	07/01/2053	2,000	1,955,560
Series 2018 B, RB	5.00%	07/01/2043	500	525,685
Series 2018 B, RB	5.00%	07/01/2053	1,100	1,151,502
Capital Trust Agency (Miami Community Charter School); Series 2010 A, RB	7.00%	10/15/2040	1,495	1,523,061
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.);
Series 2017, Ref. RB (h)	5.00%	07/01/2037	1,000	1,088,620
Series 2017, Ref. RB (h)	5.00%	07/01/2046	600	649,872
Capital Trust Agency (Tallahassee Tapestry);
Series 2015, RB (h)	6.75%	12/01/2035	5,405	5,224,419
Series 2015, RB (h)	7.00%	12/01/2045	2,000	1,940,140
Series 2015, RB (h)	7.13%	12/01/2050	2,000	1,941,740
Capital Trust Agency (University Bridge LLC Student Housing); Series 2018 A, RB (h)	5.25%	12/01/2043	15,850	17,670,214
Capital Trust Agency Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 A-1, RB	5.00%	07/01/2048	5,660	6,029,145
Capital Trust Agency Inc. (University Bridge, LLC Student Housing); Series 2018 A, RB (h)	5.25%	12/01/2058	13,000	14,302,210
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB (h)	5.00%	12/15/2050	1,955	2,117,128
Series 2020, RB (h)	5.00%	12/15/2055	2,845	3,071,377
Capital Trust Agency, Inc. (University Bridge LLC); Series 2018 A, RB (h)	4.00%	12/01/2028	4,110	4,321,459
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB (d)(h)	5.00%	10/01/2049	2,420	2,718,991
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013; Cost $5,485,328) (e)(h)	8.13%	05/15/2044	5,560	5,226,400
Series 2014 A, RB (Acquired 12/16/2013; Cost $40,430,032) (e)(h)	8.25%	05/15/2049	44,570	41,895,800
Series 2015 A, RB (Acquired 06/30/2015; Cost $345,000) (e)(h)	5.50%	05/15/2025	345	324,300
Series 2015 A, RB (e)(h)	6.25%	05/15/2035	875	822,500
Series 2015 A, RB (Acquired 06/30/2015; Cost $3,000,000) (e)(h)	6.50%	05/15/2049	3,000	2,820,000
County of Broward FL Airport System Revenue; Series 2020, RB (b)(d)(l)	4.00%	10/01/2049	14,000	16,304,820
County of Miami-Dade FL Water & Sewer System Revenue;
Series 2019 XX1109, Revenue Ctfs. (b)(l)	4.00%	10/01/2049	17,500	20,546,925
East Homestead Community Development District; Series 2013, RB	5.63%	11/01/2043	2,000	2,137,280
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, RB (c)(k)	7.25%	10/01/2021	14,000	15,382,500
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2017, Ref. RB (h)(i)(j)	0.00%	05/15/2037	2,235	843,386
Series 2017, Ref. RB (h)	6.38%	05/15/2037	2,705	2,570,751
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, RB (h)	6.00%	06/15/2032	4,250	4,440,995
Series 2012 A, RB (h)	6.13%	06/15/2043	4,250	4,415,707
Series 2015, RB (h)	6.13%	06/15/2046	14,035	15,648,744
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	2,450	2,458,918
Series 2012, RB	7.00%	10/01/2026	80	85,264
Series 2012, RB	7.25%	10/01/2041	595	635,418
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB (c)(d)(h)	6.38%	01/01/2026	43,980	45,738,760
Series 2019 A, Ref. RB (c)(d)(h)	6.50%	01/01/2029	17,000	17,566,780
Gramercy Farms Community Development District;
Series 2007 A-1, RB (e)	5.25%	05/01/2039	1,335	13
Series 2007 A-2, RB (e)	5.25%	05/01/2039	1,700	17
Series 2011, Ref. RB (f)(j)	6.75%	05/01/2039	22,830	10,958,400
Greater Orlando Aviation Authority; Series 2019 XG0258, Revenue Ctfs. (b)(d)	5.00%	10/01/2049	20,000	25,218,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties);
Series 2018 A, RB	6.25%	04/01/2049	$ 12,785	$14,677,436
Kendall Breeze West Community Development District; Series 2004, RB	5.88%	05/01/2034	1,070	1,071,177
Lake (County of), FL (Lakeside at Waterman Village);
Series 2018 A, RB (h)	10.00%	10/31/2023	2,500	2,890,650
Series 2018 A, RB (h)	12.00%	10/31/2023	1,000	1,178,580
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB (h)	5.50%	07/15/2048	2,250	2,458,598
Series 2018 A, RB (h)	5.75%	07/15/2053	2,030	2,234,888
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/2032	4,500	4,845,555
Series 2012, Ref. RB	5.75%	10/01/2042	10,100	10,959,106
Series 2012, Ref. RB	6.50%	10/01/2047	10,000	11,098,200
Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools,
LLC);
Series 2012, IDR	5.50%	06/15/2032	1,880	1,961,291
Series 2012, IDR	5.75%	06/15/2042	3,210	3,341,899
Miami-Dade (County of), FL;
Series 2009, RB (i)	0.00%	10/01/2035	12,000	8,464,800
Series 2009, RB (i)	0.00%	10/01/2042	42,215	23,690,214
Series 2019 A, RB (d)	5.00%	10/01/2049	23,000	29,069,470
Miami-Dade (County of), FL (Building Better Communities Program);
Series 2016 A, Ref. GO Bonds (b)	5.00%	07/01/2037	15,605	19,120,807
Series 2016 A, Ref. GO Bonds (b)	5.00%	07/01/2038	15,985	19,540,544
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami);
Series 2018 A, RB (b)	5.00%	04/01/2053	13,500	16,433,549
Series 2018 A, RB	5.00%	04/01/2053	3,400	4,138,820
Miami-Dade (County of), FL Health Facilities Authority (Miami Children's Hospital);
Series 2010, Ref. RB (c)(k)	6.00%	08/01/2020	365	372,570
Series 2010, Ref. RB (c)(k)	6.13%	08/01/2020	185	188,933
Series 2010, Ref. RB	6.00%	08/01/2030	135	137,591
Series 2010, Ref. RB	6.13%	08/01/2042	65	66,240
Orange (County of), FL Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C,
RB	7.00%	04/01/2028	1,185	1,186,967
Orange (County of), FL Housing Finance Authority (Governors Manor Apartments); Series 2001
F-4, RB	7.25%	10/01/2031	3,320	3,328,300
Orange (County of), FL Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,725
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,450
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,725
Orange (County of), FL Housing Finance Authority (Mellonville Trace Apartments); Series 2001
F-5, RB	7.25%	10/01/2031	265	265,663
Orlando (City of), FL; Series 2014 A, RB (b)	5.00%	11/01/2039	20,305	23,797,257
Osceola (County of), FL; Series 2020 A-1, Ref. RB	4.00%	10/01/2054	4,100	4,692,163
Overoaks Community Development District; Series 2010 A-2, RB (f)	6.13%	05/01/2035	350	354,130
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton);
Series 2014 A, RB	7.50%	06/01/2049	2,750	3,120,370
Pine Ridge Plantation Community Development District; Series 2006 A, RB	5.40%	05/01/2037	1,319	1,231,128
Pinellas (County of), FL Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB (k)	6.13%	09/15/2021	300	315,675
Series 2011 A, RB (c)(k)	7.13%	09/15/2021	3,250	3,545,327
Polk (County of), FL Industrial Development Authority (Carpenter's Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2049	2,350	2,653,808
Series 2019, Ref. IDR	5.00%	01/01/2055	2,520	2,838,402
Reunion East Community Development District;
Series 2002 A-2, RB (e)	7.38%	05/01/2033	145	1
Series 2005, RB (e)	5.80%	05/01/2036	1,716	17
Series 2015-1, RB	6.60%	05/01/2033	45	48,767
Series 2015-2, RB	6.60%	05/01/2036	1,605	1,739,371
St. Johns (County of), FL Industrial Development Authority (Presbyterian Retirement
Communities); Series 2010 A, RB (c)(k)	6.00%	08/01/2020	4,000	4,083,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Sterling Hill Community Development District; Series 2003 A, RB (j)(m)	6.20%	05/01/2035	$ 1,375	$866,046
Stonegate Community Development District; Series 2008, RB	8.13%	05/01/2039	4,230	4,278,941
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,000	4,602,480
Tampa Bay Water; Series 2001 A, RB (INS -NATL)(b)(g)	6.00%	10/01/2029	13,440	19,341,773
Treeline Preserve Community Development District; Series 2007 A, RB (e)(j)	6.80%	05/01/2039	4,895	2,692,250
				688,637,768
Georgia–1.16%
Americus (City of) & Sumter (County of), GA Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/2033	3,950	4,428,621
Series 2013 A, Ref. RB	6.38%	05/15/2043	8,000	8,917,920
City of Atlanta GA Water & Wastewater Revenue; Series 2015, Ref. RB (b)	5.00%	11/01/2040	37,555	44,768,941
Clayton (County of), GA Development Authority (Delta Air Lines, Inc.); Series 2009 A, RB	8.75%	06/01/2029	4,500	4,584,420
DeKalb (County of), GA Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC (c)(k)	6.00%	09/01/2020	2,200	2,256,672
Series 2010, RAC (c)(k)	6.13%	09/01/2020	5,510	5,655,354
Fulton (County of), GA Residential Care Facilities for the Elderly Authority (Canterbury Court);
Series 2019 A, Ref. RB (h)	5.00%	04/01/2047	2,740	3,039,372
Series 2019 A, Ref. RB (h)	5.00%	04/01/2054	1,660	1,829,752
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2049	15,000	18,146,400
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2038	3,745	5,289,738
Series 2019 B, RB (c)	4.00%	12/02/2024	10,000	11,427,700
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB (h)	5.00%	11/01/2047	8,480	9,688,909
Municipal Electric Authority of Georgia; Series 2019 A, Ref. RB	5.00%	01/01/2044	4,580	5,677,963
Savannah (City of), GA Hospital Authority (St. Josephs Candler Health System);
Series 2019 A, Ref. RB	4.00%	07/01/2039	2,500	2,918,075
Series 2019 A, Ref. RB	4.00%	07/01/2043	5,000	5,752,300
				134,382,137
Idaho–0.24%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, RB (d)(e)(j)	7.50%	11/01/2024	7,640	0
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014 A, RB	8.00%	10/01/2044	10,440	11,472,620
Series 2014 A, RB	8.13%	10/01/2049	9,000	9,906,300
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2010 A, RB	6.25%	07/01/2040	1,000	1,009,520
Series 2010 A, RB	6.25%	07/01/2045	1,000	1,009,150
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, RB	6.00%	06/01/2038	750	751,755
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2028	19	21,149
Series 2014 A, Ref. RB	6.75%	07/01/2036	526	587,396
Series 2014 A, Ref. RB	6.75%	07/01/2048	1,061	1,174,267
Series 2014 B, Ref. RB (h)(i)	0.00%	07/01/2049	9,112	2,062,804
				27,994,961
Illinois–10.18%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB (k)	5.60%	01/01/2023	2,825	2,829,125
Bolingbrook (Village of), IL;
Series 2005, RB (f)	6.25%	01/01/2024	3,296	3,274,123
Series 2005, RB (f)	6.00%	01/01/2026	4,500	4,398,165
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.25%	03/01/2041	4,000	4,339,240
Burbank (City of), IL (Intercultural Montessori Language School); Series 2015, RB (h)	6.25%	09/01/2045	4,000	4,528,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2034	$ 3,145	$3,681,694
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2032	2,150	2,521,348
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2033	3,000	3,514,620
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2034	2,160	2,528,604
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2037	6,075	7,086,002
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	2,500	2,923,825
Series 2007 F, Ref. GO Bonds	5.50%	01/01/2035	10,640	12,443,799
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2035	375	438,574
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2042	400	462,580
Series 2011, COP	7.13%	05/01/2021	656	655,798
Series 2011, COP	7.13%	05/01/2025	18,885	18,886,889
Series 2012 A, GO Bonds	5.00%	01/01/2033	3,500	3,728,760
Series 2014 A, Ref. GO Bonds	5.25%	01/01/2033	3,250	3,657,160
Series 2014, RB (b)	5.00%	01/01/2044	16,755	18,702,266
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	5,197,686
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,339,060
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	64,150	80,854,018
Series 2019 A, GO Bonds	5.50%	01/01/2049	12,785	15,955,296
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP (j)	7.46%	02/15/2026	2,176	1,652,066
Chicago (City of), IL (Lakeshore East); Series 2003, RB	6.63%	12/01/2022	1,447	1,450,835
Chicago (City of), IL (O'Hare International Airport);
Series 2017 D, RB (b)(d)	5.00%	01/01/2047	27,500	32,784,950
Series 2017 D, RB (b)(d)	5.00%	01/01/2052	9,960	11,820,926
Series 2017 D, RB (d)	5.00%	01/01/2052	5,260	6,242,778
Series 2018 A, Ref. RB (d)	5.00%	01/01/2048	6,000	7,378,560
Chicago (City of), IL Board of Education;
Series 2011 A, GO Bonds	5.00%	12/01/2041	23,015	24,334,450
Series 2012 A, GO Bonds	5.00%	12/01/2042	19,420	21,114,395
Series 2017 H, GO Bonds	5.00%	12/01/2046	3,000	3,583,560
Series 2018 D, Ref. GO Bonds	5.00%	12/01/2046	27,000	30,263,310
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2015 A, GO Bonds (b)	5.00%	12/01/2044	31,000	35,669,840
Series 2016 C, GO Bonds (b)	5.00%	12/01/2045	19,750	23,913,893
Chicago (City of), IL Transit Authority; Series 2014, RB (b)	5.25%	12/01/2049	27,000	31,852,710
Cook (County of), IL; Series 2018, RB (b)	5.25%	11/15/2036	7,750	9,768,100
Cook (County of), IL (Navistar International Corp.); Series 2010, RB	6.75%	10/15/2040	7,250	7,498,675
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.63%	12/01/2031	1,530	1,553,317
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	1,379	1,380,018
Gilberts Special Service Area No. 25 (The Conservancy); Series 2018 A, RB (f)	6.00%	03/01/2048	13,121	12,929,433
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2027	5,105	5,801,424
Series 2013, GO Bonds	5.25%	07/01/2030	4,965	5,579,220
Series 2013, GO Bonds	5.50%	07/01/2033	10,520	11,868,769
Series 2016, GO Bonds	5.00%	11/01/2028	10,700	13,018,369
Series 2016, Ref. GO Bonds	5.00%	02/01/2025	35,550	41,746,365
Series 2016, Ref. GO Bonds	5.00%	02/01/2027	7,145	8,783,563
Series 2016, Ref. GO Bonds	5.00%	02/01/2029	11,000	13,443,760
Series 2017 A, GO Bonds	5.00%	12/01/2034	5,125	6,297,549
Series 2017 D, GO Bonds (b)(l)	5.00%	11/01/2023	33,000	37,501,200
Series 2017 D, GO Bonds	5.00%	11/01/2026	10,500	12,833,520
Series 2018 A, GO Bonds	6.00%	05/01/2027	9,650	12,513,252
Series 2018 A, GO Bonds	6.00%	05/01/2028	6,000	7,973,340
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB (d)	8.00%	06/01/2032	4,020	4,042,472
Illinois (State of) Finance Authority (Collegiate Housing Foundation - DeKalb II, LLC - Northern
Illinois University); Series 2011, RB	6.88%	10/01/2043	7,000	7,398,020
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB (h)	6.00%	12/01/2045	3,715	4,147,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	$ 2,000	$2,246,120
Series 2019 A, Ref. RB	5.00%	11/01/2040	4,910	5,454,666
Series 2019 A, Ref. RB	5.00%	11/01/2049	44,500	48,875,685
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB	5.25%	05/15/2037	6,795	7,582,337
Series 2017, Ref. RB	5.25%	05/15/2048	11,770	12,936,642
Illinois (State of) Finance Authority (Navistar International); Series 2010, RB	6.75%	10/15/2040	9,000	9,308,700
Illinois (State of) Finance Authority (Norwegian American Hospital, Inc.);
Series 2008, RB	7.63%	09/15/2028	2,900	2,940,513
Series 2008, RB	7.75%	09/15/2038	8,140	8,516,149
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	176	157,432
Series 2016 A, RB	6.24%	05/15/2038	10,797	9,717,741
Series 2016 A, RB	6.33%	05/15/2048	22,504	20,091,346
Series 2016 A, RB	6.44%	05/15/2055	23,587	21,079,454
Series 2016 B, RB	5.63%	05/15/2020	5,665	5,488,635
Series 2016, RB (e)	2.00%	05/15/2055	7,144	71,440
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB (c)(k)	7.00%	08/15/2023	12,210	14,550,535
Illinois (State of) Finance Authority (Plymouth Place);
Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,471,320
Series 2015, Ref. RB	5.25%	05/15/2050	6,660	7,292,234
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	750	831,548
Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,650,765
Illinois (State of) Finance Authority (Roosevelt University);
Series 2007, RB	5.50%	04/01/2037	9,170	9,182,563
Series 2019 A, RB (h)	6.13%	04/01/2049	11,000	13,301,530
Series 2019 A, RB (h)	6.13%	04/01/2058	13,000	15,621,840
Illinois (State of) Finance Authority (Rush University Medical Center);
Series 2015 A, Ref. RB	5.00%	11/15/2038	5,000	5,802,950
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	4,282,195
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.00%	08/15/2032	500	590,140
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.25%	02/15/2037	1,185	1,310,029
Series 2017, Ref. RB	5.25%	02/15/2047	4,620	5,058,299
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network,
Inc.);
Series 2011, Ref. RB	6.88%	10/01/2031	2,750	2,925,670
Series 2011, Ref. RB	7.13%	10/01/2041	1,000	1,061,640
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (b)	5.25%	10/01/2052	27,000	29,921,670
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	9,580	10,884,604
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	12,211,161
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016 A, RB (h)	5.45%	01/01/2046	2,500	2,539,675
Series 2016 A, RB (h)	5.60%	01/01/2056	2,700	2,753,487
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS -NATL)(g)(i)	0.00%	12/15/2038	29,950	19,037,119
Series 2010 B-2, Ref. RB (k)	5.00%	06/15/2050	1,000	1,011,790
Series 2010 B-2, Ref. RB (k)	5.25%	06/15/2050	8,015	8,115,188
Series 2010, RB (c)(k)	5.50%	06/15/2020	4,300	4,356,760
Series 2010, RB (k)	5.50%	06/15/2050	44,020	44,601,064
Series 2012 A, RB	5.00%	06/15/2042	2,000	2,147,240
Series 2012 B, RB (i)	0.00%	12/15/2051	13,165	5,105,914
Series 2012, RB (i)	0.00%	12/15/2050	35,755	14,330,246
Series 2015, RB (i)	0.00%	12/15/2052	26,000	9,756,240
Series 2017 B, Ref. RB (f)	4.95%	12/15/2047	3,000	2,513,340
Series 2017 B, Ref. RB (i)	0.00%	12/15/2054	20,000	7,021,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Series 2020, Ref. RB	5.00%	12/15/2045	$680	$836,733
Series 2020, Ref. RB	4.00%	06/15/2050	15,000	16,990,200
Series 2020, Ref. RB	5.00%	06/15/2050	14,000	17,180,660
Malta (Village of), IL (Prairie Springs); Series 2006, RB (j)(m)	5.75%	12/30/2025	1,800	576,000
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	2,079,740
Pingree Grove (Village of), IL (Cambridge Lakes Learning Center); Series 2011, RB (c)(k)	8.50%	06/01/2021	3,290	3,598,207
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB (e)	5.80%	03/01/2037	5,615	617,650
Railsplitter Tobacco Settlement Authority; Series 2010, RB (c)(k)	6.00%	06/01/2021	17,050	18,149,896
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2048	15,000	18,951,750
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, RB	5.50%	12/01/2026	800	799,984
Series 2006, RB	5.85%	12/01/2036	3,000	2,999,970
St. Charles (City of), IL Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	910	910,373
United City of Yorkville (City of), IL Special Service Area No. 2006-113 (Cannonball/Beecher
Road); Series 2007, RB	5.75%	03/01/2028	3,190	3,193,700
				1,175,678,353
Indiana–1.01%
Allen (County of), IN Economic Development (StoryPoint Fort Wayne);
Series 2017, RB (h)	6.63%	01/15/2034	1,625	1,813,923
Series 2017, RB (h)	6.75%	01/15/2043	1,625	1,804,953
Series 2017, RB (h)	6.88%	01/15/2052	1,850	2,052,445
Carmel (City of), IN (Barrington Carmel);
Series 2012 A, RB (e)	7.00%	11/15/2027	377	9,981
Series 2012 A, RB (e)	7.00%	11/15/2032	1,069	28,328
Series 2012 A, RB (e)	7.13%	11/15/2042	4,376	115,972
Series 2012 A, RB (e)	7.13%	11/15/2047	3,566	94,489
Chestertown (Town of), IN (Storypoint Chesterton); Series 2016 A-1, RB (h)	6.38%	01/15/2051	3,000	3,276,960
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2046	5,785	6,615,610
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A,
Ref. RB (b)	5.00%	12/01/2040	15,750	18,688,005
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB (h)	5.90%	07/01/2038	1,000	1,068,040
Series 2018 A, Ref. RB (h)	6.00%	07/01/2048	2,750	2,937,522
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, RB (d)	5.25%	01/01/2051	35,190	39,490,570
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, RB	5.00%	06/01/2039	7,145	7,522,470
Indianapolis (City of), IN (Ritter Affordable Assisted Living); Series 2014, RB	6.90%	12/01/2033	5,500	5,744,805
Valparaiso (City of), IN (Pratt Paper, LLC);
Series 2013, RB (d)	6.75%	01/01/2034	10,785	12,641,530
Series 2013, RB (d)	7.00%	01/01/2044	11,000	13,061,290
				116,966,893
Iowa–2.55%
Ames (City of), IA (Mary Greeley Medical Center); Series 2011, RB (c)(k)	5.25%	06/15/2020	1,250	1,265,263
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	48,890	55,102,452
Series 2013, RB (h)	5.88%	12/01/2026	2,420	2,521,592
Series 2013, RB (h)	5.88%	12/01/2027	10,330	10,763,240
Series 2013, Ref. RB (c)	5.25%	12/01/2037	14,010	15,788,990
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2048	4,500	5,186,880
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, RB (f)	5.60%	06/01/2034	31,350	31,683,877
Series 2005 C, RB	5.50%	06/01/2042	28,435	28,737,833
Series 2005 C, RB	5.63%	06/01/2046	33,390	33,745,603
Series 2005 D, RB (i)	0.00%	06/01/2046	181,600	36,118,424
Series 2005 E, RB (i)	0.00%	06/01/2046	215,990	34,392,088
PEFA, Inc.; Series 2019, RB (c)	5.00%	09/01/2026	32,000	39,170,880
				294,477,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Kansas–0.39%
Olathe (City of), KS (West Village Center);
Series 2007, RB	5.45%	09/01/2022	$ 1,830	$1,822,003
Series 2007, RB	5.50%	09/01/2026	2,835	2,772,488
Roeland Park (City of), KS (TDD No. 1);
Series 2005, RB (j)(m)	5.75%	12/01/2025	445	204,700
Series 2006 A, RB (j)(m)	5.88%	12/01/2025	835	384,100
Roeland Park (City of), KS (TDD No. 2); Series 2006 B, RB (j)(m)	5.88%	12/01/2025	1,000	700,000
Wichita (City of), KS (Larksfield Place);
Series 2013 III, Ref. RB	7.13%	12/15/2036	1,000	1,148,750
Series 2013 III, Ref. RB	7.38%	12/15/2043	5,000	5,741,800
Wichita (City of), KS (Presbyterian Manors);
Series 2019, Ref. RB	5.00%	05/15/2034	1,100	1,259,137
Series 2019, Ref. RB	5.00%	05/15/2050	4,015	4,466,527
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.38%	05/15/2043	5,000	5,588,800
Series 2013 IV-A, RB	6.50%	05/15/2048	12,500	14,011,500
Series 2014 IV-A, RB	5.63%	05/15/2044	1,850	2,051,780
Series 2014 IV-A, RB	5.63%	05/15/2049	2,750	3,044,195
Wyandotte (County of), KS Unified Government (Legends Apartments Garage & West Lawn);
Series 2018, RB	4.50%	06/01/2040	2,140	2,304,780
				45,500,560
Kentucky–1.01%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	13,245	15,306,849
Series 2016, Ref. RB	5.50%	02/01/2044	12,020	13,802,326
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2017 B, RB	5.00%	08/15/2046	7,855	9,304,640
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living
II, Inc.);
Series 2011, RB (c)(k)	7.00%	05/15/2021	2,500	2,682,200
Series 2011, RB (c)(k)	7.25%	05/15/2021	3,050	3,281,342
Series 2011, RB (c)(k)	7.38%	05/15/2021	1,000	1,077,340
Kentucky (State of) Economic Development Finance Authority (Masonic Homes of Kentucky, Inc.);
Series 2012, Ref. RB	5.38%	11/15/2032	1,600	1,694,784
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.);
Series 2000 B, RB (INS -NATL)(g)(i)	0.00%	10/01/2026	13,930	12,277,066
Series 2000 B, RB (INS -NATL)(g)(i)	0.00%	10/01/2027	12,955	11,140,264
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.);
Series 2017 A, Ref. RB	5.00%	06/01/2041	4,000	4,736,040
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health
System, Inc.); Series 2010 A, RB (c)(k)	6.50%	06/01/2020	8,000	8,109,200
Kentucky (State of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. RB	5.75%	11/15/2045	2,350	2,592,849
Series 2015, Ref. RB	5.75%	11/15/2050	4,650	5,117,976
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, RB (f)	6.60%	07/01/2039	9,000	10,830,150
Series 2013 C, RB (f)	6.75%	07/01/2043	5,000	5,993,650
Series 2013 C, RB (f)	6.88%	07/01/2046	7,000	8,398,600
				116,345,276
Louisiana–0.89%
East Baton Rouge Sewerage Commission; Series 2019 XM0803, Revenue Ctfs. (b)	4.00%	02/01/2045	16,685	19,520,282
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,599,853
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,715,182
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	10,246,224
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Cameron Parish, Louisiana Gomesa); Series 2018, RB (h)	5.65%	11/01/2037	4,295	4,951,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Lafourche Parish Gomesa); Series 2019, RB (h)	3.95%	11/01/2043	$ 4,475	$4,664,830
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Livingston Parish Gomesha Project); Series 2018, Ref. RB (h)	5.38%	11/01/2038	3,330	3,806,257
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (St. Mary Parish Gomesa); Series 2019, RB (h)	4.40%	11/01/2044	3,870	4,179,174
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Terrebonne Parish Gomesa Project); Series 2018 A, RB (h)	5.50%	11/01/2039	2,895	3,188,119
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/2029	3,560	3,640,776
Series 2010 A-1, RB	6.50%	11/01/2035	9,245	9,559,238
Louisiana (State of) Local Government Environmental Facilities & Community Development
Authority (Womans Foundation); Series 2017 A, Ref. RB	5.00%	10/01/2044	4,765	5,758,407
Louisiana (State of) Local Government Environmental Facilities and Community Development
Authority (Vermilion (Parish of), LA Gomesa); Series 2019, RB (h)	4.63%	11/01/2038	2,080	2,295,966
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation);
Series 2011, RB (c)(k)	6.75%	05/01/2021	3,000	3,202,590
New Orleans (City of), LA Aviation Board (North Terminal); Series 2017 B, RB (b)(d)	5.00%	01/01/2048	17,750	21,019,372
				103,348,104
Maine–0.40%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare
System);
Series 2016 A, RB	5.00%	07/01/2041	5,000	5,740,750
Series 2016 A, RB	5.00%	07/01/2046	3,705	4,237,075
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center
Obligated Group); Series 2013, RB	5.00%	07/01/2043	16,300	17,703,756
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	7.50%	07/01/2032	2,500	2,701,500
Series 2011, RB	6.75%	07/01/2036	3,425	3,656,393
Series 2011, RB	6.75%	07/01/2041	11,505	12,255,241
				46,294,715
Maryland–0.37%
Anne Arundel (County of), MD (The Villages at Two Rivers); Series 2014, RB	5.25%	07/01/2044	2,145	2,259,243
Frederick (County of), MD (Jefferson Technology Park);
Series 2013 A, RB	7.25%	07/01/2043	3,580	3,838,512
Series 2013 B, RB (h)	7.13%	07/01/2043	5,245	5,320,738
Frederick (County of), MD (Urbana Community Development Authority); Series 2010 B, RB	5.50%	07/01/2040	7,951	8,041,959
Harford (County of), MD; Series 2011, RB	7.50%	07/01/2040	6,000	6,084,420
Howard (County of), MD (Annapolis Junction Town Center);
Series 2014, RB	5.80%	02/15/2034	720	754,834
Series 2014, RB	6.10%	02/15/2044	1,420	1,495,047
Howard (County of), MD (Vantage House Facility); Series 2016, Ref. RB	5.00%	04/01/2046	2,710	2,980,648
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/2036	1,500	1,628,835
Prince George's (County of), MD (Westphalia Town Center);
Series 2018, RB (h)	5.13%	07/01/2039	1,300	1,490,372
Series 2018, RB (h)	5.25%	07/01/2048	2,100	2,405,571
Rockville (City of), MD (Ingleside at King Farm);
Series 2017 A-1, Ref. RB	5.00%	11/01/2037	1,250	1,404,637
Series 2017 B, RB	5.00%	11/01/2042	2,000	2,229,600
Series 2017 B, RB	5.00%	11/01/2047	2,250	2,500,965
				42,435,381
Massachusetts–1.40%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2049	1,750	1,912,277
Series 2019, RB	5.00%	06/15/2054	1,620	1,758,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of);
Series 2004 A, Ref. GO Bonds (INS -AMBAC)(b)(g)	5.50%	08/01/2030	$ 32,040	$45,101,747
Series 2019 C, GO Bonds	5.00%	05/01/2041	20,000	26,067,200
Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of
Technology); Series 2002 K, RB (b)	5.50%	07/01/2032	5,015	7,499,482
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, RB	6.75%	10/01/2028	3,010	3,013,251
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2047	2,700	3,088,287
Massachusetts (State of) Development Finance Agency (Partners Healthcare System);
Series 2020, Ref. RB	4.00%	07/01/2040	1,000	1,199,900
Series 2020, Ref. RB	4.00%	07/01/2041	1,200	1,437,156
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB (c)(k)	6.75%	01/01/2021	1,000	1,049,490
Series 2011 I, RB (c)(k)	6.88%	01/01/2021	4,610	4,842,897
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	1,970	1,972,778
Massachusetts (State of) Port Authority; Series 2019 C, RB (d)	5.00%	07/01/2049	12,480	15,666,394
University of Massachusetts Building Authority; Sr. Series 2017 1, RB (b)	5.25%	11/01/2047	36,580	46,598,530
				161,208,158
Michigan–1.32%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2044	900	977,733
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,853,272
Series 2015, Ref. RB	5.75%	10/01/2045	3,500	3,656,975
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. RB	7.00%	11/15/2028	5,100	5,100,663
Series 2008, Ref. RB	7.13%	11/15/2043	7,700	7,701,001
Series 2017, RB (h)	7.50%	11/15/2044	4,930	4,912,696
Detroit (City of), MI Water and Sewerage Department; Series 2012 A, Ref. RB	5.00%	07/01/2032	12,725	13,926,367
Detroit Community High School;
Series 2005, RB	5.65%	11/01/2025	735	649,542
Series 2005, RB	5.75%	11/01/2030	1,000	808,330
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,435,929
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. RB	5.63%	11/15/2032	3,500	3,787,840
Series 2012, Ref. RB	5.63%	11/15/2041	4,160	4,470,752
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-2, Ref. RB (d)	5.00%	07/01/2044	5,120	5,505,946
Series 2014 D-4, Ref. RB	5.00%	07/01/2031	7,000	8,155,280
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	4,000	4,636,880
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	8,700	10,058,505
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, RB (h)	5.00%	07/01/2036	1,970	2,114,106
Series 2016, RB (h)	5.00%	07/01/2046	1,000	1,063,170
Series 2016, RB (h)	5.00%	07/01/2051	2,000	2,122,220
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. RB (d)	7.50%	01/01/2021	700	700,378
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, RB	6.00%	06/01/2048	40,145	40,971,184
Michigan Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	6,350	6,696,011
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	6,735	7,101,990
Star International Academy; Series 2012, Ref. RB	5.00%	03/01/2033	3,100	3,138,688
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. RB (h)	5.00%	07/01/2036	4,550	4,882,832
Series 2016 A, Ref. RB (h)	5.00%	07/01/2046	2,000	2,126,340
Series 2016 A, Ref. RB (h)	5.00%	07/01/2051	2,795	2,965,802
				152,520,432
Minnesota–1.31%
Anoka (City of), MN (The Homestead at Anoka, Inc.);
Series 2017, Ref. RB	5.00%	11/01/2046	1,500	1,632,165
Series 2017, Ref. RB	5.50%	11/01/2046	3,700	4,138,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Minnesota–(continued)
Anoka (County of), MN Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/2030	$500	$502,595
Series 2010 A, RB	6.88%	05/01/2040	1,000	1,005,130
Apple Valley (City of), MN (Ecumen-Seasons at Apple Valley); Series 2010, RB (c)(k)	6.75%	03/01/2020	2,500	2,500,000
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	4.00%	07/01/2037	375	406,088
Bloomington (City of), MN Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, RB	8.00%	12/01/2025	1,450	1,485,293
Series 2010, RB	9.00%	12/01/2035	10,120	10,555,362
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015, RB	5.50%	07/01/2035	665	728,760
Series 2015, RB	5.50%	07/01/2040	2,250	2,445,232
Series 2015, RB	5.75%	07/01/2046	2,800	3,059,476
Carlton (City of), MN (Inter-Faith Care Center); Series 2006, Ref. RB	5.70%	04/01/2036	2,000	2,000,220
Deephaven (City of), MN (Seven Hills Preparatory Academy); Series 2017, RB	5.00%	10/01/2049	1,200	1,259,952
Minneapolis (City of), MN (Riverton Community Housing);
Series 2014, Ref. RB	5.50%	08/01/2049	6,500	7,096,310
Series 2018, RB (h)	4.75%	08/01/2043	600	652,284
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2019, RB	5.00%	10/01/2040	1,000	1,292,340
Series 2019, RB	4.00%	10/01/2041	150	178,106
Series 2019, RB	4.00%	10/01/2044	1,500	1,760,460
Oak Park Heights (City of), MN (Oakgreen Commons);
Series 2010, RB (c)(k)	6.75%	08/01/2020	1,500	1,535,970
Series 2010, RB (c)(k)	7.00%	08/01/2020	3,000	3,074,520
Perham (City of), MN Hospital District (Perham Memorial Hospital & Home); Series 2010, RB (c)(k)	6.35%	03/01/2020	2,000	2,000,000
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	6,000	6,591,660
Sartell (City of), MN (Country Manor Campus LLC); Series 2013, RB	5.38%	09/01/2043	5,000	5,465,850
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB (c)(h)	6.00%	07/01/2027	26,750	28,575,152
St. Paul (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	500	555,975
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. RB	5.63%	03/01/2020	165	165,000
Series 2010, Ref. RB	6.50%	03/01/2029	855	856,693
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, RB	6.00%	10/01/2035	2,695	2,908,875
Series 2015, RB	6.25%	10/01/2045	4,275	4,607,467
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy Project);
Series 2018, RB	5.00%	12/01/2043	4,170	4,695,086
Series 2018, RB	5.13%	12/01/2049	7,560	8,534,484
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, RB	5.50%	09/01/2043	5,000	5,112,400
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. RB	5.75%	09/01/2046	1,000	1,152,260
Series 2016, Ref. RB	6.00%	09/01/2051	3,550	4,130,993
St. Paul (City of), MN Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. RB	5.38%	05/01/2043	5,000	5,002,700
St. Paul (City of), MN Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, RB (c)(k)	6.63%	09/01/2021	1,500	1,628,595
Series 2011 A, RB	6.38%	09/01/2031	1,000	1,067,780
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom
East Campus);
Series 2018, Ref. RB	4.35%	10/01/2038	1,185	1,220,977
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	1,053,450
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,544,760
Vadnais Heights (City of), MN (Agriculture & Food Sciences Academy);
Series 2018 A, Ref. RB	5.50%	12/01/2038	3,355	3,712,609
Series 2018 A, Ref. RB	5.88%	12/01/2048	4,500	4,978,845
Series 2018 A, Ref. RB	6.50%	12/01/2053	4,315	4,762,120
Series 2018 B, Ref. RB	6.75%	12/01/2025	595	617,545
Wayzata (City of), MN (Folkstone Senior Living Co.); Series 2019, Ref. RB	5.00%	08/01/2054	500	560,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Minnesota–(continued)
West St. Paul (City of), MN (Walker Westwood Ridge Campus);
Series 2017, Ref. RB	5.00%	11/01/2037	$400	$434,404
Series 2017, Ref. RB	5.00%	11/01/2049	1,275	1,371,033
Series 2017, Ref. RB	4.75%	11/01/2052	375	397,879
				151,014,003
Mississippi–0.07%
Mississippi Development Bank (Hancock County Gomesa); Series 2019, RB (h)	4.55%	11/01/2039	2,250	2,406,015
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	5,000	5,202,850
				7,608,865
Missouri–1.52%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB (e)(j)	7.20%	05/01/2049	5,250	1,785,000
Series 2002, RB (e)(j)	7.00%	12/31/2049	1,750	595,000
Ballwin (City of), MO (Ballwin Town Center); Series 2002 A, Ref. RB (j)	6.50%	10/01/2022	2,686	1,128,085
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, RB (j)	5.50%	04/01/2022	3,170	820,237
Series 2007 A, RB (j)	5.50%	04/01/2027	6,055	1,566,731
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB (j)	5.50%	04/01/2021	235	220,200
Dardenne Town Square Transportation Development District; Series 2006 A, RB (j)(m)	5.00%	05/01/2036	3,190	1,435,500
Grandview (City of), MO Industrial Development Authority (Grandview Crossing); Series 2006, RB
(j)(m)	5.75%	12/01/2028	1,250	225,000

I-470 Western Gateway Transportation Development District;
Series 2019 A, RB (h)	5.25%	12/01/2048	5,415	5,827,894
Series 2019 B, RB (h)	7.75%	12/15/2048	3,853	4,119,782
Kansas City (City of), MO Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 B, RB (d)	5.25%	10/15/2038	2,025	1,939,059
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (INS -AGM)(d)(g)	5.00%	03/01/2049	10,560	13,147,306
Series 2019 B, RB (d)	5.00%	03/01/2054	15,000	18,514,500
Kansas City (City of), MO Industrial Development Authority (Northwoods Apartments);
Series 2004 A, RB (d)	6.45%	05/01/2040	1,900	1,903,610
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel);
Series 2018 B, RB (h)	5.00%	02/01/2050	2,550	2,912,508
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2010 A, RB (c)(k)	8.00%	05/15/2020	7,000	7,098,770
Series 2010 A, RB (c)(k)	8.25%	05/15/2020	25,500	25,872,555
Series 2017 A, Ref. RB	5.25%	05/15/2050	9,000	10,396,710
Series 2017, Ref. RB	5.25%	05/15/2037	2,285	2,678,545
Liberty (City of), MO (Liberty Commons); Series 2015 A, RB (h)	6.00%	06/01/2046	6,170	6,477,081
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	1,350	1,350,567
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.);
Series 2017 B, RB (h)	4.25%	12/01/2042	5,415	5,854,048
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB (b)	5.00%	11/15/2041	6,210	6,610,297
Series 2011 B, RB (b)	5.00%	11/15/2037	10,500	11,198,880
St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development);
Series 2017 A, Ref. RB	4.75%	11/15/2047	2,500	2,797,450
St. Louis (County of), MO Industrial Development Authority (Friendship Village Chesterfield);
Series 2012, RB (c)(k)	5.00%	09/01/2022	3,000	3,304,290
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.13%	09/01/2048	6,500	7,464,535
Series 2018 A, RB	5.13%	09/01/2049	3,975	4,562,624
Series 2018 A, RB	5.25%	09/01/2053	18,000	20,734,920
St. Louis (County of), MO Industrial Development Authority (Grand Center Redevelopment);
Series 2011, RB	6.38%	12/01/2025	2,515	2,518,622
				175,060,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Montana–0.03%
Kalispell (City of), MT (Immanuel Lutheran Corp.);
Series 2017, Ref. RB	5.25%	05/15/2037	$ 1,000	$1,105,240
Series 2017, Ref. RB	5.25%	05/15/2052	2,320	2,536,154
				3,641,394
Nebraska–0.56%
Central Plains Energy Project (No. 3);
Series 2012, RB (n)	5.00%	09/01/2042	21,715	23,742,530
Series 2017 A, Ref. RB	5.00%	09/01/2042	20,000	29,653,200
Gage (County of), NE Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, RB (c)(k)	6.50%	06/01/2020	5,000	5,067,600
Series 2010 B, RB (c)(k)	6.75%	06/01/2020	6,000	6,084,780
				64,548,110
Nevada–0.46%
Clark (County of), NV (Homestead Boulder City); Series 1997, RB	6.50%	12/01/2027	3,030	3,036,727
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds (b)	5.00%	05/01/2048	16,650	20,837,142
Director of the State of Nevada Department of Business & Industry (Somerset Academy);
Series 2018 A, RB (h)	5.00%	12/15/2038	1,000	1,094,850
Series 2018 A, RB (h)	5.00%	12/15/2048	3,000	3,245,040
Las Vegas (City of), NV; Series 2016, RB (h)	4.38%	06/15/2035	4,000	4,020,280
Las Vegas (City of), NV Valley Water District; Series 2016 A, Ref. GO Bonds (b)	5.00%	06/01/2046	9,665	11,630,668
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC);
Series 2017, RB (d)(h)	6.25%	12/15/2037	1,000	1,192,650
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor);
Series 2018 C, Ref. RB (h)(i)	0.00%	07/01/2058	39,500	6,628,495
Series 2018 D, Ref. RB (h)(i)	0.00%	07/01/2058	13,000	1,343,160
				53,029,012
New Hampshire–0.23%
National Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	12,486	15,412,090
National Finance Authority (Convanta); Series 2018 C, Ref. RB (d)(h)	4.88%	11/01/2042	7,500	8,127,600
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/2031	620	651,663
Series 2011 A, RB	6.88%	07/01/2041	2,125	2,230,719
				26,422,072
New Jersey–4.69%
New Jersey (State of) Economic Development Authority;
Series 2015 XX, Ref. RB	5.25%	06/15/2027	10,000	11,939,700
Series 2017 B, Ref. RB	5.00%	11/01/2024	27,780	32,478,987
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	29,112,862
New Jersey (State of) Economic Development Authority (Beloved Community Charter School,
Inc.);
Series 2019 A, RB (h)	5.00%	06/15/2049	1,110	1,220,867
Series 2019 A, RB (h)	5.00%	06/15/2054	725	791,809
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB (d)	5.25%	09/15/2029	26,770	29,460,385
Series 2000 B, RB (d)	5.63%	11/15/2030	20,000	23,196,400
Series 2003, RB (d)	5.50%	06/01/2033	16,480	18,544,120
Series 2012, RB (d)	5.75%	09/15/2027	34,325	37,857,386
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and
Technology, Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,800	1,923,804
Series 2012 A, RB	6.10%	07/01/2044	3,950	4,192,925
Series 2012 C, RB	5.00%	07/01/2032	1,370	1,427,334
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,676,265
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC);
Series 2017, Ref. RB (d)	5.00%	10/01/2047	8,730	10,282,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB (d)	5.38%	01/01/2043	$ 22,110	$25,178,868
Series 2013, RB (d)	5.63%	01/01/2052	22,695	25,873,435
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS-NATL)(g)(i)	0.00%	12/15/2031	46,780	36,163,747
Series 2008 A, RB (i)	0.00%	12/15/2035	13,000	8,688,550
Series 2009 A, RB (i)	0.00%	12/15/2038	63,105	38,081,343
Series 2010 A, RB (i)	0.00%	12/15/2029	2,110	1,705,597
Series 2010 A, RB (i)	0.00%	12/15/2030	8,620	6,753,598
Series 2010 A, RB (i)	0.00%	12/15/2031	10,965	8,329,782
Series 2010 A, RB (i)	0.00%	12/15/2036	45,555	29,436,274
Series 2011 A, RB (c)(k)	5.50%	06/15/2021	12,600	13,359,402
Series 2011 B, RB (c)(k)	5.00%	06/15/2021	9,225	9,722,227
Series 2012 AA, RB	5.00%	06/15/2038	10,000	10,746,800
Series 2013 AA, RB	5.00%	06/15/2044	3,645	3,998,966
Series 2014, RN (SIFMA Municipal Swap Index + 1.20%)(c)(o)	2.35%	12/15/2021	5,000	5,052,800
Series 2018 A, Ref. RB	5.00%	12/15/2034	5,000	6,262,150
Series 2018 A, Ref. RB	5.00%	12/15/2036	7,500	9,352,575
Series 2019 BB, RB	4.00%	06/15/2050	12,500	14,056,750
Series 2019, Ref. RB	5.00%	12/15/2033	2,850	3,645,435
Series 2019, Ref. RB	5.00%	12/15/2039	2,500	3,151,375
Subseries 2016 A-1, RN	5.00%	06/15/2028	2,000	2,414,640
New Jersey (State of) Turnpike Authority;
Series 2017 B, Ref. RB (b)	5.00%	01/01/2040	11,000	13,862,420
Series 2019 A, RB (b)	5.00%	01/01/2048	23,425	29,603,344
Tobacco Settlement Financing Corp.; Series 2018 B, Ref. RB	5.00%	06/01/2046	25,000	29,466,250
				542,011,715
New Mexico–0.42%
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	5,000	5,061,550
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. RB	5.50%	07/01/2042	10,000	10,813,500
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, RB	5.00%	07/01/2042	4,625	4,888,116
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2049	8,275	9,568,465
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, RB (c)(k)	6.13%	07/01/2020	8,000	8,135,520
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. RB (CEP- GNMA)	7.13%	12/15/2027	1,630	1,633,179
Winrock Town Center Tax Increment Development District 1; Series 2015, RB (h)	6.00%	05/01/2040	7,838	8,089,913
				48,190,243
New York–11.60%
Amherst (Town of), NY Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. RB	7.00%	06/15/2036	1,855	1,856,057
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB (i)	0.00%	07/15/2034	14,345	9,352,079
Series 2009, RB (i)	0.00%	07/15/2044	23,805	10,518,953
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017
A, RB	5.00%	08/01/2052	5,000	5,656,400
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB (d)(h)	5.50%	12/31/2040	13,140	14,665,554
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	10,000	10,005,400
Hudson Yards Infrastructure Corp.; Series 2017 A, RB (b)	5.00%	02/15/2039	21,060	26,218,647
Metropolitan Transportation Authority;
Series 2012 G-3, Ref. RB (SIFMA Municipal Swap Index + 0.43%)(c)(o)	1.58%	02/01/2025	8,500	8,514,280
Series 2019 XX1108, Revenue Ctfs. (INS -AGM)(b)(g)(l)	4.00%	11/15/2047	20,000	23,570,400
Series 2020, RB (INS -AGM)(b)(g)	4.00%	11/15/2043	16,025	19,119,908
Series 2020, RB (INS -AGM)(b)(g)	4.00%	11/15/2049	14,615	17,170,287
Series 2020, RB (b)(l)	4.00%	11/15/2053	27,500	32,352,925
Monroe County Industrial Development Corp. (St. Ann's Community); Series 2019, Ref. RB	5.00%	01/01/2050	3,000	3,363,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB	6.50%	01/01/2032	$ 6,866	$6,984,967
Series 2014 A, RB	6.70%	01/01/2049	26,580	26,692,767
Series 2014 B, RB	5.50%	07/01/2020	829	828,543
Series 2014 C, RB (e)	2.00%	01/01/2049	13,770	2,065,506
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	10,290	10,290,926
Series 2006 A-3, RB	5.13%	06/01/2046	61,730	62,093,589
Series 2006 B, RB (i)	0.00%	06/01/2046	105,990	23,637,890
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, RB (b)(d)	5.00%	10/15/2028	10,760	11,473,496
Two Hundred Series 2017, Ref. RB (b)	5.25%	10/15/2057	20,000	24,778,600
Two Hundred Seventh Series 2018, Ref. RB (b)(d)	5.00%	09/15/2029	22,235	28,744,964
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 2010, RB	6.00%	12/01/2042	7,500	7,784,775
New York (City of), NY;
Series 2019 B-1, GO Bonds	4.00%	10/01/2040	5,000	6,026,000
Subseries 2016 A-1, GO Bonds (b)	5.00%	08/01/2038	31,010	38,289,908
New York (City of), NY Municipal Water Finance Authority;
Series 2012 BB, RB (b)	5.00%	06/15/2047	16,470	18,257,654
Series 2014 BB, RB (b)	5.00%	06/15/2046	15,050	16,958,942
Series 2017 DD, RB (b)	5.25%	06/15/2047	14,150	17,911,070
Series 2017 EE, Ref. RB (b)	5.25%	06/15/2036	5,000	6,458,850
Series 2017 EE, Ref. RB (b)	5.25%	06/15/2037	5,000	6,448,600
New York (City of), NY Transitional Finance Authority;
Series 2013 I, RB (b)	5.00%	05/01/2042	25,775	28,817,223
Series 2019 B-1, RB	4.00%	11/01/2040	10,000	12,075,700
Subseries 2012 F-1, RB (b)	5.00%	05/01/2039	14,000	15,229,340
Subseries 2013, RB (b)	5.00%	11/01/2042	17,340	19,694,599
New York (Counties of), NY Tobacco Trust V;
Series 2005 S-1, RB (i)	0.00%	06/01/2038	65,990	22,447,818
Series 2005 S-2, RB (i)	0.00%	06/01/2050	30,000	4,874,100
Series 2005 S-3, RB (i)	0.00%	06/01/2055	225,000	16,020,000
New York (State of) Dormitory Authority;
Series 2014 C, RB (b)	5.00%	03/15/2041	26,940	31,100,344
Series 2018 E, RB (b)	5.00%	03/15/2045	35,050	44,716,439
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, RB (b)	5.00%	03/15/2031	15,000	15,637,500
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB (b)	5.00%	03/15/2045	49,100	58,743,240
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2045	10,000	11,889,600
New York City (City of), NY Transitional Finance Authority; Series 2019 B, RB	4.00%	07/15/2040	10,490	12,575,307
New York City Transitional Finance Authority Future Tax Secured Revenue; Series 2019 XL0123,
Revenue Ctfs. (b)	4.00%	05/01/2044	15,000	17,817,750
New York City Water & Sewer System; Series 2020, RB (b)	4.00%	06/15/2042	15,000	18,214,500
New York Convention Center Development Corp.; Series 2016 A, RB (i)	0.00%	11/15/2047	12,525	6,364,579
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB (h)	5.00%	11/15/2044	49,160	55,390,046
Series 2014, Class 2, Ref. RB (h)	5.38%	11/15/2040	2,500	2,871,775
Series 2014, Class 3, Ref. RB (h)	7.25%	11/15/2044	45,000	54,088,650
New York State Thruway Authority;
Series 2020, RB (b)	4.00%	01/01/2050	15,000	17,678,550
Series 2020, RB (b)	4.00%	01/01/2053	15,000	17,616,450
New York State Urban Development Corp.;
Series 2013 A-1, RB (b)	5.00%	03/15/2043	26,175	29,197,427
Series 2013 A-1, RB (b)	5.00%	03/15/2045	46,015	57,802,202
New York State Urban Development Corp. (Bidding Group); Series 2019 A, Ref. RB	4.00%	03/15/2046	10,000	11,924,500
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB (d)	5.00%	08/01/2026	6,500	6,822,790
Series 2016, Ref. RB (d)	5.00%	08/01/2031	5,000	5,235,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment);
Series 2018, RB (d)	5.00%	01/01/2030	$ 3,275	$4,085,792
Series 2018, RB (d)	5.00%	01/01/2033	5,000	6,201,050
Series 2018, RB (d)	5.00%	01/01/2034	5,000	6,189,300
Series 2018, RB (d)	5.00%	01/01/2036	7,970	9,830,278
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (d)	5.25%	01/01/2050	43,370	50,257,589
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB (d)(h)	4.75%	11/01/2042	2,390	2,580,483
Port Authority of New York & New Jersey (b)(d)	5.00%	10/15/2027	15,400	16,415,168
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, RB (h)(i)	0.00%	08/15/2060	368,350	17,853,925
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, RB	6.00%	06/01/2048	7,915	7,927,189
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,985	1,290,250
Series 2013 A, RB	5.00%	07/01/2038	5,700	3,705,000
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. RB (b)	5.00%	11/15/2037	10,000	12,582,100
Series 2017 B, Ref. RB (b)	5.00%	11/15/2038	11,000	13,801,700
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2020 A, Ref. RB	4.00%	09/01/2040	5,435	6,355,146
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2048	8,750	9,160,550
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation
Facilities); Series 2017 A, RB (d)(h)	7.00%	06/01/2046	55,500	63,621,315
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,423	4,951,589
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	9,405	10,137,744
				1,339,883,304
North Carolina–0.70%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref.
RB (b)	5.00%	10/01/2055	29,400	35,149,758
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB (d)	5.00%	06/30/2054	5,000	5,694,900
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. RB	6.25%	07/01/2035	3,750	4,229,475
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group);
Series 2019, RB	4.00%	11/01/2049	4,400	5,175,412
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, RB (c)(k)	7.75%	03/01/2021	2,000	2,133,660
North Carolina (State of) Turnpike Authority (Triangle Expressway);
Series 2019, RB	4.00%	01/01/2055	7,300	8,404,782
Series 2019, RB (INS -AGM)(g)	4.00%	01/01/2055	4,000	4,678,280
North Carolina Medical Care Commission (Salemtowne Project);
Series 2018 A, RB	5.00%	10/01/2038	1,185	1,327,473
Series 2018 A, RB	5.00%	10/01/2048	13,080	14,516,707
				81,310,447
North Dakota–0.03%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	5.10%	04/15/2036	1,500	1,622,475
Series 2016, RB	5.20%	04/15/2046	2,000	2,145,820
				3,768,295
Ohio–6.45%
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,597,240
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.13%	06/01/2024	15,170	15,186,080
Series 2007 A-2, RB	5.38%	06/01/2024	945	946,058
Series 2007 A-2, RB	5.88%	06/01/2030	60,230	60,304,685
Series 2007 A-2, RB	5.75%	06/01/2034	5,000	5,006,050
Series 2007 A-2, RB	5.88%	06/01/2047	65,345	65,426,027
Series 2007 A-3, RB (c)(f)(k)	6.25%	06/01/2022	21,205	23,699,556
Series 2007 B, RB (i)	0.00%	06/01/2047	336,460	48,413,229
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	10,000	10,239,400
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	2,800	3,212,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio–(continued)
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	$ 46,000	$52,020,480
Series 2020 B-3, Ref. RB (i)	0.00%	06/01/2057	200,875	28,279,182
Butler (County of), OH Port Authority (Storypoint Fairfield);
Sr. Series 2017 A-1, RB (h)	6.38%	01/15/2043	2,175	2,387,258
Sr. Series 2017 A-1, RB (h)	6.50%	01/15/2052	7,075	7,756,464
Butler (County of), OH Port Authority (StoryPoint Fairfield); Sr. Series 2017 A-1, RB (h)	6.25%	01/15/2034	2,350	2,592,144
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools);
Series 2014 A, Ref. RB	6.75%	01/01/2044	14,900	15,876,844
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB (d)	5.38%	09/15/2027	4,190	4,213,213
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.25%	02/15/2047	5,000	5,953,350
Series 2017, Ref. RB	5.50%	02/15/2052	14,320	17,223,094
Series 2017, Ref. RB	5.00%	02/15/2057	19,295	22,415,580
Series 2017, Ref. RB	5.50%	02/15/2057	56,555	67,858,082
Darke (County of), OH Hospital Facilities (Wayne Healthcare); Series 2019 A, RB	5.00%	09/01/2049	2,000	2,380,820
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.63%	07/01/2047	7,200	7,342,128
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center);
Series 2019, RB	5.00%	12/01/2039	715	892,120
Series 2019, RB	5.00%	12/01/2044	2,500	3,097,825
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	34,920	39,244,842
Hamilton (County of), OH (Christ Hospital); Series 2012, RB (c)(k)	5.50%	06/01/2022	7,200	7,937,568
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	2,250	2,454,098
Hancock (County of), OH (Blanchard Valley Regional Health Center); Series 2011 A, RB (c)(k)	6.25%	06/01/2021	5,850	6,241,658
Hickory Chase Community Authority; Series 2019, Ref. RB (h)	5.00%	12/01/2040	1,410	1,570,952
Lancaster (City of), OH Port Authority; Series 2019 A, Ref. RB (c)	5.00%	02/01/2025	7,000	8,310,260
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,189,376
Series 2019, Ref. RB	5.13%	12/01/2049	3,000	3,100,920
Montgomery (County of), OH (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	4.00%	11/15/2039	9,000	10,302,300
Montgomery (County of), OH (St. Leonard);
Series 2010, Ref. RB	6.38%	04/01/2030	2,000	2,006,560
Series 2010, Ref. RB	6.63%	04/01/2040	6,500	6,523,790
Montgomery (County of), OH (Trousdale Foundation Properties);
Series 2018 A, RB (h)	6.00%	04/01/2038	4,445	5,076,412
Series 2018 A, RB (h)	6.25%	04/01/2049	17,500	20,090,350
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group);
Series 2019 A, Ref. RB	4.00%	11/15/2042	14,200	16,117,710
Series 2019 A, Ref. RB	4.00%	11/15/2045	3,850	4,334,215
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2044	37,060	40,246,419
Series 2013, RB	5.00%	02/15/2048	3,120	3,373,531
Norwood (City of), OH (Cornerstone at Norwood);
Series 2006, RB	5.75%	12/01/2020	455	455,819
Series 2006, RB	6.20%	12/01/2031	7,340	7,347,854
Ohio (State of); Series 2020 A, Ref. RB	4.00%	01/15/2050	18,500	21,489,785
Ohio (State of) Air Quality Development Authority; Series 2019, RB (d)(h)	5.00%	07/01/2049	19,500	22,600,305
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D,
Ref. PCR (c)(e)	4.25%	09/15/2021	2,000	2,145,000
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB (d)(h)	4.50%	01/15/2048	500	570,615
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.);
Series 2009 A, Ref. PCR (c)(e)	4.38%	06/01/2022	3,500	3,753,750
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. RB	5.00%	12/01/2035	1,750	1,960,490
Series 2015, Ref. RB	5.00%	12/01/2043	6,695	7,311,074
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	4,335,079
Toledo-Lucas (County of), OH Port Authority (StoryPoint Waterville);
Series 2016 A-1, RB (h)	6.13%	01/15/2034	2,000	2,197,260
Series 2016 A-1, RB (h)	6.25%	01/15/2043	5,000	5,466,000
Series 2016 A-1, RB (h)	6.38%	01/15/2051	4,000	4,369,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio–(continued)
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University);
Series 2015, Ref. RB	6.00%	03/01/2045	$ 5,000	$5,427,450
				744,870,407
Oklahoma–1.44%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB	6.63%	10/01/2037	3,370	2,696,000
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2027	1,800	2,006,334
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. RB (e)(j)	5.75%	01/01/2027	1,025	20,502
Series 2012, Ref. RB (e)(j)	6.00%	01/01/2032	4,191	83,822
Series 2013, Ref. RB (e)(j)	5.75%	01/01/2037	5,379	107,572
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB (b)(l)	5.50%	08/15/2052	33,500	41,604,990
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources,
Inc.-Cross Village Student Housing);
Series 2017, RB	5.00%	08/01/2047	10,500	5,880,000
Series 2017, RB	5.00%	08/01/2052	20,000	11,200,000
Series 2017, RB	5.25%	08/01/2057	2,190	1,226,400
Oklahoma Development Finance Authority; Series 2018 B, RB (b)(l)	5.50%	08/15/2057	15,210	18,817,204
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB (e)	6.88%	11/01/2046	2,469	6,172
Series 2016 A, RB (e)	6.63%	11/30/2049	1,164	2,911
Series 2016 A, RB (e)	7.00%	11/01/2051	2,429	6,072
Series 2016 B-1, RB (e)	5.25%	11/30/2049	1,664	4,159
Tulsa (City of), OK Municipal Airport Trust;
Series 2000 B, Ref. RB (d)	5.50%	06/01/2035	10,500	11,661,615
Series 2001 A, Ref. RB (d)	5.50%	12/01/2035	15,000	16,651,800
Series 2001 B, Ref. RB (d)	5.50%	12/01/2035	41,650	46,236,498
Tulsa (County of), OK Industrial Authority (Montereau, Inc.); Series 2010 A, RB (c)(k)	7.25%	05/01/2020	7,450	7,525,469
				165,737,520
Oregon–0.09%
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2032	500	600,035
Series 2017 A, Ref. RB	5.00%	11/15/2037	500	594,725
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,750	3,216,702
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	250	270,823
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,157,498
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,518,645
				10,358,428
Pennsylvania–1.80%
Allegheny (County of), PA Industrial Development Authority (Propel Charter School-McKeesport);
Series 2010 B, RB	6.38%	08/15/2035	1,220	1,242,387
Allegheny (County of), PA Industrial Development Authority (Propel Charter School-Montour);
Series 2010 A, RB	6.75%	08/15/2035	1,135	1,157,723
Beaver (County of), PA Industrial Development Authority (FirstEnergy Nuclear Generation);
Series 2006 A, Ref. PCR (c)(e)	4.38%	07/01/2022	925	992,062
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	5.00%	11/01/2050	12,545	14,929,679
Chester (County of), PA Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,446,162
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,438,370
Cumberland (County of), PA Municipal Authority (Asbury Pennsylvania Obligated Group);
Series 2012, Ref. RB	5.25%	01/01/2041	3,000	3,131,040
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2038	1,750	1,957,760
Series 2018, Ref. RB	5.00%	12/01/2043	2,500	2,777,175
Series 2018, Ref. RB	5.00%	12/01/2048	2,500	2,768,800
Lehigh (County of), PA (Lehigh Valley Health Network); Series 2019, Ref. RB	4.00%	07/01/2049	11,035	12,734,280
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.);
Series 2013, RB	5.25%	07/01/2042	3,430	3,532,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania–(continued)
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	$ 5,130	$5,146,285
Series 2014 B, RB (f)	7.50%	02/01/2044	1,379	679,773
Series 2014 C, RB (i)	0.00%	02/01/2044	4,122	1,278
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2019, Ref. RB	4.00%	09/01/2049	10,560	12,120,451
Montgomery (County of), PA Industrial Development Authority (Albert Einstein Healthcare);
Series 2015, Ref. RB	5.25%	01/15/2046	4,000	4,587,480
Montgomery (County of), PA Industrial Development Authority (Philadelphia Presbytery Homes,
Inc.); Series 2010, RB (c)(k)	7.00%	12/01/2021	6,000	6,634,140
Pennsylvania (Commonwealth of); First Series 2014, GO Bonds (b)	5.00%	06/15/2034	15,450	17,930,189
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.);
Series 2014, Ref. RB (d)	5.50%	11/01/2044	4,000	4,326,800
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply);
Series 2009 A, Ref. RB	6.40%	12/01/2038	14,200	16,639,986
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health
System);
Series 2019, RB	4.00%	08/15/2049	4,250	4,990,307
Series 2019, RB	5.00%	08/15/2049	5,000	6,339,600
Pennsylvania (State of) Turnpike Commission;
Series 2019 A, RB	5.00%	12/01/2044	5,000	6,422,700
Series 2019 A, RB	5.00%	12/01/2049	7,000	8,937,460
Subseries 2013 B-2, RB (f)	6.00%	12/01/2037	7,000	7,377,300
Subseries 2017 B-1, RB	5.25%	06/01/2047	5,325	6,570,358
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter
School Inc.); Series 2019 A, RB	5.00%	06/15/2049	1,390	1,504,967
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated
Group);
Series 2017, Ref. RB	5.00%	07/01/2037	3,575	4,141,387
Series 2017, Ref. RB	5.00%	07/01/2049	8,815	10,066,289
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter
School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,411,020
Philadelphia (City of), PA Industrial Development Authority (Global Leadership Academy Charter
School); Series 2010, RB	6.38%	11/15/2040	1,000	1,021,320
Philadelphia (City of), PA Industrial Development Authority (MaST Charter School); Series 2010,
RB (c)(k)	6.00%	08/01/2020	500	510,370
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	2,410	2,701,610
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,444,619
Philadelphia (City of), PA Industrial Development Authority (New Foundations Charter School);
Series 2012, RB (c)(k)	6.63%	12/15/2022	1,500	1,732,800
Philadelphia (City of), PA Industrial Development Authority (Performing Arts Charter School);
Series 2013, RB (h)	6.50%	06/15/2033	2,000	2,020,640
Series 2013, RB (h)	6.75%	06/15/2043	8,000	8,082,640
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2042	4,070	4,897,716
				208,347,583
Puerto Rico–9.15%
Children's Trust Fund;
Series 2002, RB	5.38%	05/15/2033	15,595	16,024,174
Series 2002, RB	5.50%	05/15/2039	29,090	29,963,282
Series 2002, RB	5.63%	05/15/2043	5,415	5,604,633
Series 2005 A, RB (i)	0.00%	05/15/2050	473,480	68,683,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of);
Series 2001 A, GO Bonds (e)	5.13%	07/01/2031	$ 3,635	$2,989,787
Series 2003 A, GO Bonds (e)	5.00%	12/31/2049	1,980	1,628,550
Series 2003 C-7, Ref. GO Bonds (INS -NATL)(g)	6.00%	07/01/2027	21,000	21,634,410
Series 2003 C-7, Ref. GO Bonds (INS -NATL)(g)	6.00%	07/01/2028	4,500	4,637,790
Series 2006 B, Ref. GO Bonds (e)	5.00%	07/01/2035	2,910	2,411,662
Series 2006, Ref. GO Bonds (e)	5.00%	07/01/2031	2,215	1,799,687
Series 2009 B, Ref. GO Bonds (e)	5.75%	07/01/2038	1,095	891,056
Series 2009 B, Ref. RB (e)	6.50%	07/01/2037	6,165	5,209,425
Series 2011 A, GO Bonds (e)	5.75%	07/01/2041	2,500	2,068,750
Series 2011 D, Ref. GO Bonds (e)	5.00%	07/01/2020	2,000	1,677,500
Series 2011 E, Ref. GO Bonds (e)	6.00%	07/01/2029	8,400	7,140,000
Series 2012 A, Ref. GO Bonds (e)	5.00%	07/01/2021	2,820	2,217,225
Series 2012 A, Ref. RB (e)	5.13%	07/01/2037	8,520	6,613,650
Series 2012 A, Ref. RB (e)	5.50%	07/01/2039	5,385	4,260,881
Series 2012 A, Ref. RB (e)	5.00%	07/01/2041	24,730	18,732,975
Series 2014 A, RB (e)	8.00%	07/01/2035	52,905	38,752,912
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB (f)	6.13%	07/01/2024	16,427	18,110,767
Series 2008 A, RB	6.00%	07/01/2038	25,620	26,644,800
Series 2008 A, RB	6.00%	07/01/2044	21,375	22,230,000
Series 2012 A, RB	5.50%	07/01/2028	2,395	2,616,537
Series 2012 A, RB	5.25%	07/01/2029	5,520	6,003,000
Series 2012 A, RB	5.13%	07/01/2037	6,790	7,333,200
Series 2012 A, RB	5.75%	07/01/2037	4,730	5,191,175
Series 2012 A, RB	5.25%	07/01/2042	41,740	45,183,550
Series 2012 A, RB	6.00%	07/01/2047	1,800	1,980,000
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2003 NN, RB (e)	5.50%	07/01/2020	50	40,188
Series 2004 PP, Ref. RB (INS-NATL)(g)	5.00%	07/01/2023	755	769,723
Series 2005 SS, Ref. RB (INS -NATL)(g)	5.00%	07/01/2024	5,565	5,687,430
Series 2007 TT, RB (e)	5.00%	07/01/2020	80	63,900
Series 2007 TT, RB (e)	5.00%	07/01/2027	2,350	1,877,062
Series 2007 TT, RB (e)	5.00%	12/31/2049	23,220	18,546,976
Series 2007 VV, Ref. RB (e)	5.50%	07/01/2020	75	60,281
Series 2007 VV, Ref. RB (INS -NATL)(g)	5.25%	07/01/2024	4,560	4,889,050
Series 2007 VV, Ref. RB (INS -NATL)(g)	5.25%	07/01/2030	9,275	10,188,402
Series 2007 VV, Ref. RB (INS -AGM)(g)	5.25%	07/01/2031	20,000	22,444,000
Series 2007 VV, Ref. RB (INS -NATL)(g)	5.25%	07/01/2032	6,275	6,849,853
Series 2008 WW, RB (e)	5.50%	07/01/2038	9,200	7,394,500
Series 2008 WW, RB (e)	5.00%	12/31/2049	13,620	10,878,975
Series 2008 WW, RB (e)	5.50%	12/31/2049	4,220	3,333,800
Series 2008 WW-RSA-1, RB (e)	5.25%	07/01/2033	10,000	8,012,500
Series 2010 AAA, RB	5.25%	07/01/2025	2,535	2,031,169
Series 2010 AAA, RB (e)	5.25%	12/31/2049	3,655	2,928,569
Series 2010 CCC, RB (e)	5.25%	07/01/2026	14,455	11,582,069
Series 2010 CCC, RB (e)	5.25%	07/01/2028	7,600	6,089,500
Series 2010 CCC, RB (e)	5.00%	12/31/2049	325	259,594
Series 2010 DDD, Ref. RB	5.00%	07/01/2020	3,710	2,963,362
Series 2010 DDD, Ref. RB (e)	5.00%	07/01/2022	1,575	1,258,031
Series 2010 DDD, Ref. RB (e)	5.00%	07/01/2023	1,150	918,563
Series 2010 DDD, Ref. RB (e)	5.00%	12/31/2049	11,020	8,802,225
Series 2010 XX, RB (e)	5.25%	07/01/2035	6,699	5,367,574
Series 2010 XX, RB (e)	5.25%	12/31/2049	19,000	15,223,750
Series 2010 ZZ, Ref. RB (e)	5.25%	07/01/2024	65	52,081
Series 2010 ZZ, Ref. RB (e)	5.25%	12/31/2049	1,650	1,322,063
Series 2010 ZZ-RSA-1, Ref. RB (e)	5.00%	12/31/2049	10,000	7,850,000
Series 2012 A, RB (e)	4.80%	12/31/2049	1,850	1,468,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Puerto Rico–(continued)
Series 2012 A, RB (e)	5.00%	12/31/2049	$ 26,315	$21,019,106
Series 2012 A, RB (e)	5.05%	12/31/2049	3,095	2,472,131
Series 2013 A, RB (e)	6.75%	07/01/2036	15,090	12,354,937
Series 2013 A, RB (e)	7.00%	07/01/2040	2,675	2,196,844
Series 2013 A, RB (e)	7.00%	07/01/2043	18,665	15,328,631
Series 2013 A, RB (e)	7.00%	12/31/2049	6,030	4,952,137
Series 2013 A-RSA, RB (e)	7.25%	07/01/2030	2,120	1,746,350
Series 2016 E-1, RB (e)	10.00%	12/31/2049	7,483	6,743,730
Series 2016 E-2, RB (e)	10.00%	07/01/2021	7,483	6,743,733
Series 2016 E-2, RB (e)	10.00%	12/31/2049	3,064	2,761,815
Series 2016 E-4, RB (e)	10.00%	07/01/2022	1,774	1,599,153
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, Ref. RB (e)	4.75%	07/01/2038	2,231	1,031,838
Series 2003 G, RB (e)	5.00%	12/31/2049	16,840	7,788,500
Series 2003 H, Ref. RB (e)	5.00%	07/01/2035	175	80,938
Series 2003 H, Ref. RB (e)	5.00%	12/31/2049	180	83,250
Series 2003 H, Ref. RB (e)	5.45%	12/31/2049	4,480	2,072,000
Series 2004 J, RB (e)	4.80%	07/01/2024	220	101,750
Series 2005 K, RB (e)	5.00%	07/01/2020	5,100	2,358,750
Series 2005 K, RB (e)	5.00%	07/01/2021	2,510	1,160,875
Series 2005 K, RB (e)	5.00%	07/01/2022	9,655	4,465,437
Series 2005 K, RB (e)	5.00%	07/01/2023	12,275	5,677,187
Series 2005 K, RB (e)	5.00%	07/01/2026	155	71,688
Series 2005 K, RB (e)	5.00%	12/31/2049	13,743	6,330,743
Series 2007 M, RB (e)	5.00%	07/01/2020	2,790	1,290,375
Series 2007 M, RB (e)	5.00%	07/01/2021	4,120	1,905,500
Series 2007 M, RB (e)	5.00%	07/01/2024	2,565	1,186,313
Series 2007 M, RB (e)	5.00%	07/01/2027	520	240,500
Series 2007 M, RB (e)	5.00%	07/01/2032	4,850	2,243,125
Series 2007 M, RB (e)	5.00%	07/01/2037	530	245,125
Series 2007 M, RB (e)	5.00%	12/31/2049	3,565	1,648,813
Series 2007 N, Ref. RB (e)	5.50%	07/01/2022	4,790	2,215,375
Series 2007 N, Ref. RB (e)	5.50%	07/01/2023	3,580	1,655,750
Series 2007 N, Ref. RB (e)	5.50%	07/01/2025	3,130	1,447,625
Series 2007 N, Ref. RB (e)	5.50%	07/01/2026	5,195	2,402,687
Series 2007 N, Ref. RB (e)	5.50%	12/31/2049	2,000	925,000
Puerto Rico (Commonwealth of) Industrial Tourist Educational Medical & Environmental Control
Facilities Financing Authority; Series 2000, RB (d)	6.63%	06/01/2026	21,245	21,988,575
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2007 M-3, Ref. RB (INS -NATL)(g)	6.00%	07/01/2024	7,970	8,198,022
Series 2007 N, RB (e)	5.00%	07/01/2037	8,900	8,054,500
Series 2009 Q, RB (e)	5.63%	07/01/2039	2,000	1,840,000
Series 2011 S, RB (e)	6.00%	07/01/2041	23,435	21,970,312
Series 2012 U, Ref. RB (e)	5.25%	07/01/2042	25,460	21,641,000
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (i)	0.00%	07/01/2024	5,943	5,437,964
Series 2018 A-1, RB (i)	0.00%	07/01/2027	4,712	4,030,739
Series 2018 A-1, RB (i)	0.00%	07/01/2029	1,927	1,563,356
Series 2018 A-1, RB (i)	0.00%	07/01/2031	2,484	1,874,923
Series 2018 A-1, RB (i)	0.00%	07/01/2033	2,796	1,967,713
Series 2018 A-1, RB	4.50%	07/01/2034	26,944	29,654,297
Series 2018 A-1, RB	4.55%	07/01/2040	4,089	4,611,043
Series 2018 A-1, RB (i)	0.00%	07/01/2046	150,915	44,900,134
Series 2018 A-1, RB (i)	0.00%	07/01/2051	215,064	46,490,384
Series 2018 A-1, RB	4.75%	07/01/2053	3,898	4,412,893
Series 2018 A-1, RB	5.00%	07/01/2058	49,806	57,121,067
Series 2019 A-2, RB	4.33%	07/01/2040	53,787	59,778,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Puerto Rico–(continued)
Series 2019 A-2, RB	4.54%	07/01/2053	$314	$350,546
Series 2019 A-2, RB	4.78%	07/01/2058	32,184	36,375,966
				1,056,198,030
Rhode Island–0.00%
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	32,860
South Carolina–0.05%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project);
Series 2018 A, RB (h)	5.75%	06/15/2049	2,000	2,327,200
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2043	1,000	1,047,220
Series 2013, RB	5.13%	05/01/2048	2,000	2,098,800
Series 2017, Ref. RB	5.00%	05/01/2042	250	270,950
				5,744,170
Tennessee–0.88%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	13,000	14,074,450
Chattanooga (City of), TN Health, Educational and Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	2,000	2,309,060
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial
Development Board (Graceland);
Series 2017 A, Ref. RB	5.50%	07/01/2037	250	289,228
Series 2017 A, Ref. RB	5.63%	01/01/2046	250	287,198
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of
Metropolitan Government (Trousdale Foundation Properties);
Series 2018 A, RB (h)	6.00%	04/01/2038	14,875	16,987,994
Series 2018 A, RB (h)	6.25%	04/01/2049	6,405	7,353,068
Nashville (City of), TN Metropolitan Airport Authority; Series 2019 B, RB (d)	5.00%	07/01/2049	31,000	39,613,350
Shelby (County of), TN Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997
A, RB	6.38%	11/15/2025	2,140	2,143,381
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	16,300	16,397,474
Series 2016 A, Ref. RB (h)	5.00%	09/01/2031	750	759,952
Series 2016 A, Ref. RB (h)	5.00%	09/01/2037	1,145	1,139,710
				101,354,865
Texas–8.26%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007
A, RB (d)(e)	6.50%	11/01/2029	9,265	93
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB
(c)(k)	7.65%	08/15/2020	2,500	2,574,675

Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	5.00%	06/15/2046	1,325	1,352,838
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.13%	03/01/2044	2,000	2,217,720
Arlington Independent School District/TX; Series 2020, GO Bonds (CEP -Texas Permanent School
Fund)(b)	4.00%	02/15/2045	10,000	11,813,400
Austin (City of), TX; Series 2019 B, RB (d)	5.00%	11/15/2048	14,500	18,297,115
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB
(c)(k)	6.20%	07/01/2020	2,000	2,034,720

Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, RB (d)	7.00%	01/01/2039	3,540	3,547,257
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB (c)(k)	5.25%	07/01/2022	7,100	7,821,928
Series 2012, Ref. RB (c)(k)	5.50%	07/01/2022	13,410	14,850,636
Brazoria County Industrial Development Corp.; Series 2019, RB (d)	7.00%	03/01/2039	9,600	10,965,312
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 B, RB	6.13%	04/01/2045	7,465	7,522,704
Celina (City of), TX;
Series 2015, RB	5.38%	09/01/2028	550	570,202
Series 2015, RB	5.50%	09/01/2032	250	259,158
Series 2015, RB	5.88%	09/01/2040	1,000	1,036,640
Central Texas Regional Mobility Authority; Series 2011, RB (c)(k)	6.75%	01/01/2021	17,500	18,343,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Cleveland Independent School District; Series 2020 A, GO Bonds (CEP -Texas Permanent School
Fund)	4.00%	02/15/2052	$ 20,000	$23,823,200
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, RB (c)(k)	5.75%	08/15/2021	1,130	1,210,987
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, RB	5.75%	08/15/2038	1,000	1,159,090
Series 2015, RB	5.75%	08/15/2045	8,000	9,185,040
Series 2018 D, RB	5.75%	08/15/2033	6,190	7,243,352
Series 2018 D, RB	6.00%	08/15/2038	14,250	16,697,010
Series 2018 D, RB	6.13%	08/15/2048	26,250	30,585,712
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, RB (c)(k)	6.25%	12/01/2020	5,000	5,198,700
El Paso Independent School District; Series 2020, GO Bonds (CEP -Texas Permanent School
Fund)(b)	4.00%	08/15/2048	10,250	12,132,925
Forney Independent School District; Series 2020, GO Bonds (CEP -Texas Permanent School Fund)	3.00%	02/15/2045	9,000	9,743,850
Grand Parkway Transportation Corp.;
Series 2013 A, RB (c)(k)	5.50%	10/01/2023	10,000	11,600,600
Series 2013 B, RB (c)(k)	5.00%	10/01/2023	42,060	48,133,885
Series 2013 B, RB (f)	5.85%	10/01/2048	17,000	19,167,840
Series 2013 B, RB (b)	5.25%	10/01/2051	24,405	28,143,602
Series 2020, Ref. RB	4.00%	10/01/2049	15,000	17,779,950
Grand Prairie Housing Finance Corp.;
Series 2003, RB	7.75%	01/01/2034	6,770	6,937,151
Series 2003, RB (e)(j)(p)	7.75%	01/01/2034	3,595	287,600
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2040	5,350	5,902,334
Series 2015, Ref. RB	5.00%	12/01/2045	9,230	10,135,648
Hopkins (County of), TX Hospital District;
Series 2008, RB	6.00%	02/15/2033	2,500	2,507,525
Series 2008, RB	6.00%	02/15/2038	5,155	5,169,846
Houston (City of), TX;
Series 2011 A, Ref. RB (b)	5.25%	11/15/2031	18,360	18,939,442
Series 2015 B-1, RB (d)	5.00%	07/15/2030	24,605	28,354,310
Series 2015 B-1, RB (d)	5.00%	07/15/2035	21,545	24,763,177
Houston (City of), TX (Continental Airlines, Inc.); Series 2011 A, Ref. RB (d)	6.63%	07/15/2038	14,000	14,898,660
Houston (City of), TX (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (d)	5.00%	07/01/2029	11,750	13,288,897
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB (c)(k)	6.88%	05/15/2021	790	846,793
Series 2011, RB (c)(k)	6.50%	05/15/2021	500	533,710
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB (h)	5.60%	08/15/2045	4,420	4,987,616
Leander Independent School District;
Series 2014 C, GO Bonds (CEP -Texas Permanent School Fund)(c)(i)(k)	0.00%	08/15/2024	121,355	32,087,756
Series 2014 D, Ref. GO Bonds (CEP -Texas Permanent School Fund)(c)(i)(k)	0.00%	08/15/2024	425	219,232
Series 2014 D, Ref. GO Bonds (CEP -Texas Permanent School Fund)(i)	0.00%	08/15/2037	3,645	1,844,625
Mclendon-Chisholm (City of), TX (Sonoma Public Improvement Distribution Phase);
Series 2015, RB	5.13%	09/15/2028	500	518,950
Series 2015, RB	5.38%	09/15/2035	400	415,224
Series 2015, RB	5.50%	09/15/2040	765	793,994
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, RB (d)(h)	6.50%	12/01/2033	10,460	11,045,551
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB (d)(h)	4.63%	10/01/2031	22,150	24,059,108
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook);
Series 2017 C, RB	5.00%	07/01/2037	1,725	1,707,146
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	5.00%	07/01/2036	2,200	2,336,246
Series 2016, Ref. RB	5.00%	07/01/2046	16,195	16,962,481
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2016 A, Ref. RB (h)	5.00%	08/15/2046	2,500	2,560,725
Series 2017 A, RB (h)	5.00%	08/15/2037	2,000	2,055,160
Series 2017 A, RB (h)	5.13%	08/15/2047	2,085	2,139,002
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	4,750	5,091,145
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2042	3,000	3,302,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries);
Series 2013, RB	6.50%	01/01/2043	$ 4,325	$4,825,705
Series 2013, RB	6.50%	01/01/2048	5,675	6,318,772
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,365	1,496,108
Series 2016 A, RB	5.50%	11/15/2046	2,975	3,236,651
Series 2016 A, RB	5.50%	11/15/2052	2,350	2,545,191
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2039	1,000	1,124,090
Series 2018, Ref. RB	5.25%	10/01/2049	9,940	11,212,022
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.);
Series 2014, RB	5.50%	01/01/2049	1,000	1,099,740
Series 2019, Ref. RB	5.00%	01/01/2050	590	645,454
Series 2019, Ref. RB	5.00%	01/01/2055	2,200	2,400,662
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, RB (h)	5.50%	08/15/2035	845	981,391
Series 2015 A, RB (h)	5.75%	08/15/2045	2,015	2,330,529
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB (c)(k)	5.25%	06/01/2022	2,100	2,301,012
North Texas Tollway Authority;
Series 2011 B, RB (c)(i)(k)	0.00%	09/01/2031	15,500	8,367,985
Series 2019 A, Ref. RB	4.00%	01/01/2044	13,315	15,494,000
Port Beaumont Navigation District (Jefferson Gulf Coast); Series 2020, Ref. RB (d)(h)	4.00%	01/01/2050	6,125	6,378,575
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB	7.50%	11/15/2034	2,350	2,815,911
Series 2014 A, RB	7.75%	11/15/2044	3,600	4,298,832
Series 2014 A, RB	8.00%	11/15/2049	5,000	6,012,600
San Juan (City of), TX Higher Education Finance Authority (Idea Public Schools); Series 2010 A,
RB (c)(k)	6.70%	08/15/2020	1,000	1,026,030
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (d)(e)(j)	8.00%	07/01/2038	37,110	9,277,500
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2016, Ref. RB	5.00%	05/15/2045	8,800	9,681,408
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community,
Inc.);
Series 2007, RB (e)	5.63%	12/31/2049	1,500	1,050,000
Series 2007, RB (e)	5.75%	12/31/2049	2,500	1,750,000
Series 2014, RB (e)	5.63%	12/31/2049	3,250	2,275,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	4.50%	11/15/2023	650	650,930
Series 2017, RB	6.63%	11/15/2037	1,745	2,129,040
Series 2017, RB	6.75%	11/15/2047	13,125	15,855,394
Series 2017, RB	6.75%	11/15/2052	1,465	1,764,578
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB	5.75%	02/15/2025	1,015	1,016,807
Series 2007, RB	5.75%	02/15/2029	1,600	1,602,512
Series 2009 A, RB	8.00%	02/15/2038	12,350	12,394,583
Series 2017, RB	6.38%	02/15/2041	8,755	10,091,626
Series 2017A, RB	6.38%	02/15/2048	16,125	18,449,419
Series 2017A, RB	6.38%	02/15/2052	31,045	35,439,109
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A,
RN (h)	10.00%	03/15/2023	4,250	5,177,477
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus
Christi, Inc.-Mirador);
Series 2017 A, RB (e)	4.13%	11/15/2038	1,775	17,750
Series 2017 A, RB (e)	4.38%	11/15/2049	595	5,950
Series 2017 A, RB (e)	4.63%	11/15/2049	3,125	31,250
Series 2017 A, RB (e)	4.88%	11/15/2055	7,000	70,000
Series 2017 A, RB (e)	5.00%	11/15/2059	13,000	130,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2020, RB	5.75%	12/01/2054	14,685	15,679,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Texas (State of) Transportation Commission;
Series 2019, RB (i)	0.00%	08/01/2051	$ 6,000	$1,529,700
Series 2019, RB (i)	0.00%	08/01/2052	6,000	1,442,760
Series 2019, RB (i)	0.00%	08/01/2053	1,000	227,410
Texas (State of) Water Development Board; Series 2019 A, RB	4.00%	10/15/2049	15,000	17,763,900
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	16,555	19,711,045
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, RB	5.00%	12/15/2031	10,000	10,997,500
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC
SH 288 Toll Lanes); Series 2016, RB (d)	5.00%	12/31/2055	12,135	14,081,333
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, RB	7.00%	06/30/2040	25,575	26,055,043
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, RB (d)	6.75%	06/30/2043	17,450	20,466,407
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC
Segments 3A and 3B Facility); Series 2013, RB (d)	7.00%	12/31/2038	4,000	4,740,240
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter
School); Series 2010 A, RB	5.80%	08/15/2040	1,000	1,014,650
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education);
Series 2004 A, RB	7.00%	12/01/2034	2,975	2,983,271
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	4,185	4,325,407
Travis County Health Facilities Development Corp. (Westminster Manor);
Series 2010, RB (c)(k)	7.00%	11/01/2020	2,005	2,085,000
Series 2010, RB	7.00%	11/01/2030	135	139,562
Ysleta Independent School District; Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	5,750	6,763,322
				953,482,776
Utah–0.40%
Salt Lake City Corp. Airport Revenue;
Series 2018 A, RB (b)(d)	5.00%	07/01/2043	14,750	18,286,755
Series 2018 A, RB (b)(d)	5.00%	07/01/2048	11,250	13,857,750
Utah (County of), UT (Renaissance Academy); Series 2007 A, RB (h)	5.63%	07/15/2037	2,565	2,568,976
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A,
RB (h)	5.00%	06/15/2050	2,000	2,169,060
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, RB	5.38%	07/15/2030	1,650	1,671,087
Series 2010 A, RB	5.63%	07/15/2040	710	718,839
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, RB	6.25%	07/15/2030	1,250	1,268,000
Series 2010, RB	6.38%	07/15/2040	2,500	2,536,625
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/2022	365	380,414
Series 2012, RB	6.30%	07/15/2032	850	914,124
Series 2012, RB	6.55%	07/15/2042	2,000	2,154,300
				46,525,930
Virgin Islands–0.42%
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	4,600	4,608,832
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien
Capital);
Series 2009 A-1, RB	5.00%	10/01/2029	3,620	3,624,525
Series 2009 A-1, RB	5.00%	10/01/2039	12,910	12,918,133
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. RB	5.00%	10/01/2025	5,950	5,961,186
Series 2010 A, RB	5.00%	10/01/2025	12,575	12,654,600
Series 2010 A, RB	5.00%	10/01/2029	2,500	2,510,950
Series 2012 A, RB	5.00%	10/01/2032	5,730	5,751,488
				48,029,714
Virginia–1.35%
Ballston Quarter Communities Development Authority;
Series 2016 A, RB	5.38%	03/01/2036	1,635	1,741,210
Series 2016 A, RB	5.50%	03/01/2046	10,000	10,564,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Virginia–(continued)
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community,
Inc. - Harbor's Edge);
Series 2019 A, RB	5.00%	01/01/2049	$ 2,500	$2,745,525
Series 2019 A, RB	5.25%	01/01/2054	2,000	2,210,420
Roanoke (City of), VA Economic Development Authority (Richfield Living);
Series 2020, RB	5.00%	09/01/2040	1,645	1,715,998
Series 2020, RB	5.13%	09/01/2055	1,210	1,242,126
Tobacco Settlement Financing Corp.;
Series 2007 B-1, RB	5.00%	06/01/2047	21,035	21,508,919
Series 2007 B-2, RB (f)	5.20%	06/01/2046	3,000	3,061,710
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB (d)	5.50%	01/01/2042	20,775	22,598,629
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, RB (d)	5.00%	01/01/2040	40,550	43,242,925
Virginia (State of) Small Business Financing Authority (Transform 66 P3);
Series 2017, RB (d)	5.00%	12/31/2052	17,150	20,407,299
Series 2017, RB (d)	5.00%	12/31/2056	6,750	8,006,918
Virginia Beach Development Authority (Westminster-Canterbury);
Series 2018, Ref. RB	5.00%	09/01/2040	1,750	2,067,975
Series 2018, Ref. RB	5.00%	09/01/2044	2,215	2,603,777
Series 2018, Ref. RB	4.00%	09/01/2048	4,390	4,860,037
Virginia Small Business Financing Authority (Transform 66 P3 Project); Series 2017, RB (d)	5.00%	12/31/2047	6,350	7,584,567
				156,162,835
Washington–1.79%
Greater Wenatchee (City of), WA Regional Events Center Public Facilities District; Series 2012 A,
RB	5.50%	09/01/2042	6,720	6,960,240
King (County of), WA Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,259,890
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,923,777
Series 2015 A, RB	6.25%	12/01/2045	6,465	7,014,525
King (County of), WA Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2011, Ref. GO Bonds	6.75%	12/01/2031	500	532,085
Series 2011, Ref. GO Bonds	7.00%	12/01/2040	4,000	4,253,680
King (County of), WA Sewer Revenue; Series 2011 B, Ref. RB (b)	5.00%	01/01/2034	38,540	39,862,693
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB (d)	5.00%	04/01/2030	19,500	21,455,460
Skagit (County of), WA Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2010, RB (c)(k)	5.75%	12/01/2020	6,000	6,216,720
Series 2010, RB (c)(k)	6.00%	12/01/2020	3,160	3,279,732
Washington (State of);
Series 2019 A, GO Bonds (b)	5.00%	08/01/2042	9,000	11,463,390
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	3,500	4,473,245
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2041	3,500	4,462,045
Washington (State of) Convention Center Public Facilities District; Series 2018, RB (b)	5.00%	07/01/2048	27,000	33,586,920
Washington (State of) Health Care Facilities Authority (CommonSpirit Health); Series 2019 A-1,
Ref. RB	4.00%	08/01/2044	3,000	3,463,590
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB (h)	5.00%	07/01/2036	1,460	1,610,847
Series 2016 A, Ref. RB (h)	5.00%	07/01/2046	1,700	1,854,479
Series 2016 A, Ref. RB (h)	5.00%	07/01/2051	9,650	10,506,437
Washington (State of) Housing Finance Commission (Heron's Key Senior Living);
Series 2015 A, RB (h)	7.00%	07/01/2045	2,150	2,474,392
Series 2015 A, RB (h)	7.00%	07/01/2050	1,500	1,722,420
Series 2015 B-1, RB (h)	5.50%	01/01/2024	2,960	2,967,252
Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. RB (h)	5.00%	07/01/2048	1,650	1,810,248
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016
A, Ref. RB (h)	5.00%	01/01/2046	2,250	2,523,308
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities
Northwest); Series 2016 A, Ref. RB (h)	5.00%	01/01/2051	8,650	9,679,783
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB (h)	5.00%	01/01/2049	1,500	1,724,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill);
Series 2016, Ref. RB (h)	5.00%	07/01/2041	$ 2,000	$2,187,860
Series 2016, Ref. RB (h)	5.00%	07/01/2046	1,000	1,087,980
Washington State Convention Center Public Facilities District; Series 2019 XL0124, Revenue
Ctfs. (b)	5.00%	07/01/2043	10,970	13,619,474
				206,976,512
West Virginia–0.62%
Harrison (County of), WV Commission (Charles Pointe No. 2);
Series 2008 A, Ref. RB	7.00%	06/01/2035	3,340	3,342,505
Series 2013, Ref. RB (Acquired 02/15/2008; Cost $988,497) (e)(h)	7.00%	06/01/2035	1,000	500,000
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development
District);
Series 2019 A, RB (h)	5.75%	06/01/2042	16,000	16,661,760
Series 2019 B, Ref. Tax Improvement RB (h)	7.50%	06/01/2042	6,140	6,362,329
Kanawha (County of), WV (The West Virginia State University Foundation); Series 2013, RB	6.75%	07/01/2045	5,650	6,173,416
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District); Series 2017 A, Ref. RB (h)	5.75%	06/01/2043	6,000	6,840,420
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB (d)(h)	7.25%	02/01/2036	10,965	11,319,060
Series 2018, RB (d)(h)	8.75%	02/01/2036	4,500	4,640,985
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB (e)	6.00%	10/01/2020	720	396,000
Series 2008, RB (e)	6.50%	10/01/2038	14,000	7,700,000
Series 2008, RB (e)	6.75%	10/01/2043	13,150	7,232,500
				71,168,975
Wisconsin–4.66%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB (h)	6.25%	08/01/2027	11,000	13,351,360
Series 2017, RB (h)	6.75%	08/01/2031	20,590	27,397,054
Series 2017, RB (h)	6.50%	12/01/2037	25,000	30,541,000
Series 2017, RB (h)	6.75%	12/01/2042	12,270	14,833,448
Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB (h)	5.00%	06/01/2050	1,250	1,376,563
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.);
Series 2019 A, RB	5.50%	12/01/2038	4,117	4,701,183
Series 2019 A, RB	5.75%	12/01/2048	6,863	8,099,800
Public Finance Authority (KU Campus Development Corporation — Central District Development
Project); Series 2016, RB (b)	5.00%	03/01/2041	24,000	28,668,240
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB (h)	5.25%	06/15/2049	5,775	6,072,239
Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017, Ref.RB (d)(h)	7.13%	06/01/2041	12,100	13,837,923
Public Finance Authority (Minnesota College of Osteopathic Medicine); Series 2019 A-1, RB (h)	5.50%	12/01/2048	76	76,078
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. RB (d)	5.25%	04/01/2030	4,000	4,458,640
Public Finance Authority (Southminster);
Series 2018, RB (h)	5.00%	10/01/2043	2,500	2,850,575
Series 2018, RB (h)	5.00%	10/01/2048	3,000	3,410,610
Series 2018, RB (h)	5.00%	10/01/2053	5,515	6,254,451
Public Finance Authority (WhiteStone); Series 2017, Ref. RB (h)	5.00%	03/01/2052	500	559,300
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 B, RB (d)	5.75%	11/01/2037	4,000	4,014,120
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the
Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,190	3,483,958
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the
Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2027	2,000	2,236,200
Series 2017, Ref. RB	5.00%	08/01/2037	5,770	6,319,246
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group);
Series 2016 A, Ref. RB (b)	5.00%	11/15/2039	38,800	46,823,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar
Community);
Series 2017, Ref. RB	5.00%	06/01/2037	$860	$946,284
Series 2017, Ref. RB	5.00%	06/01/2041	955	1,046,441
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,950	2,196,246
Series 2019, Ref. RB	5.00%	11/01/2046	2,100	2,343,642
Series 2019, Ref. RB	5.00%	11/01/2054	4,000	4,443,720
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.);
Series 2014, RB	5.75%	05/01/2039	4,260	4,748,707
Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2019, Ref.
RB	4.00%	12/15/2049	5,000	5,826,850
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing,
Inc.); Series 2013, RB (c)(k)	7.00%	08/01/2020	6,500	6,662,825
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB (h)	6.25%	10/01/2031	2,475	2,809,620
Series 2017 A, RB (h)	6.85%	10/01/2047	20,735	23,467,666
Series 2017 A, RB (h)	7.00%	10/01/2047	1,250	1,424,000
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017,
RB (h)	7.00%	12/01/2050	21,000	25,675,440
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB (h)	5.00%	06/01/2036	4,625	5,084,355
Series 2016 A, RB (h)	5.13%	06/01/2048	8,000	8,737,200
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, RB (h)	6.25%	11/01/2028	2,525	2,919,304
Series 2017 A, RB (h)	6.85%	11/01/2046	31,015	36,148,293
Series 2017 A, RB (h)	5.75%	12/31/2049	1,440	1,513,008
Series 2017 B, RB (e)(h)	8.50%	11/01/2046	8,000	7,840,000
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2018 A, RB (h)	6.13%	02/01/2048	5,535	5,908,170
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, RB (h)	7.00%	06/01/2020	125	126,531
Series 2011 A, RB (h)	7.75%	06/01/2028	7,980	8,694,449
Series 2011 A, RB (h)	8.00%	06/01/2035	10,150	11,055,177
Series 2011 A, RB (h)	8.25%	06/01/2046	4,000	4,356,360
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center);
Series 2018 A-1, RB (h)	6.25%	01/01/2038	5,500	5,941,870
Series 2018 A-1, RB (h)	6.38%	01/01/2048	16,520	17,863,241
Wisconsin (State of) Public Finance Authority (Mary's Woods at Marylhurst);
Series 2017 A, Ref. RB (h)	5.25%	05/15/2037	1,000	1,145,030
Series 2017 A, Ref. RB (h)	5.25%	05/15/2042	1,230	1,399,334
Series 2017 A, Ref. RB (h)	5.25%	05/15/2047	1,225	1,389,175
Series 2017 A, Ref. RB (h)	5.25%	05/15/2052	3,300	3,733,653
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB (d)	7.25%	06/01/2035	6,965	8,008,078
Wisconsin (State of) Public Finance Authority (Penick Village Obligated Group);
Series 2019, Ref. RB (h)	5.00%	09/01/2039	775	865,877
Series 2019, Ref. RB (h)	5.00%	09/01/2049	1,450	1,608,297
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	20,694,568
Series 2018 A, RB	5.35%	12/01/2045	27,500	33,201,025
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, RB (h)	6.00%	11/15/2049	2,500	2,783,450
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.75%	04/01/2042	6,340	6,822,728
Series 2015, Ref. RB	5.88%	04/01/2045	6,400	7,510,592
Wisconsin (State of) Public Finance Authority (Voyager Foundation, Inc.);
Series 2012 A, RB (k)	5.50%	10/01/2022	305	326,747
Series 2012 A, RB (c)(k)	6.00%	10/01/2022	1,475	1,660,599
Series 2012 A, RB (c)(k)	6.20%	10/01/2022	1,300	1,470,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco High Yield Municipal Fund

				Principal
		Interest	Maturity	Amount
		Rate	Date	(000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB (h)		5.00%	12/01/2031	$7,830	$8,600,942
Series 2016, RB (h)		5.25%	12/01/2039	8,685	9,506,427
					537,871,919
Wyoming–0.05%
West Park Hospital District (West Park Hospital);
Series 2011 A, RB		7.00%	06/01/2040	4,890	5,171,273
Series 2011, Ref. RB		7.00%	06/01/2035	1,085	1,149,470
					6,320,743
Total Municipal Obligations (Cost		$11,723,844,451)			12,961,984,555
U.S. Dollar Denominated Bonds & Notes–0.00%
Texas–0.00%
Sears Tyler Methodist Retirement Corp.
(Cost $0)		2.00%	02/25/2048	135	0
TOTAL INVESTMENTS IN SECURITIES(q)–112.24% (Cost $11,723,844,451)					12,961,984,555
FLOATING RATE NOTE OBLIGATIONS–(12.19)%
Notes with interest and fee rates ranging from 1.63% to 2.07% at 02/29/2020 and contractual maturities of collateral ranging from 11/01/2023 to 10/15/2057 (See
Note 1K)(r)					(1,407,285,000)

OTHER ASSETS LESS LIABILITIES–(0.05)%					(6,359,983)
NET ASSETS –100.00%					$11,548,339,572
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco High Yield Municipal Fund

Notes to Schedule of Investments:

(a)Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund's use of leverage.

(b)Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.

(c)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)Security subject to the alternative minimum tax.

(e)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $528,144,343, which represented 4.57% of the Fund's Net Assets.

(f)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(g)Principal and/or interest payments are secured by the bond insurance company listed.

(h)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $1,698,172,589, which represented 14.70% of the Fund's Net Assets.

(i)Zero coupon bond issued at a discount.

(j)Security valued using significant unobservable inputs (Level 3). See Note 3.

(k)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(l)Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $132,330,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(n)Security subject to crossover refunding.

(o)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(p)Restructured security not accruing interest income. The value of this security at February 29, 2020 was $287,600, which represented less than 1% of the Fund's Net Assets.

(q)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuer's obligations. No concentration of any single entity was greater than 5% each.

(r)Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $2,488,700,548 are held by TOB Trusts and serve as collateral for the $1,407,285,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $11,723,844,451)	$12,961,984,555
Cash	13,259,683
Receivable for:
Investments sold	38,621,942
Fund shares sold	15,916,000
Interest	149,312,725
Investments matured, at value
(Cost $20,630,463)	12,607,121
Investment for trustee deferred compensation and
retirement plans	655,118
Other assets	179,066
Total assets	13,192,536,210
Liabilities:
Floating rate note obligations	1,407,285,000
Payable for:
Investments purchased	194,167,054
Dividends	17,674,062
Fund shares reacquired	20,590,216
Accrued fees to affiliates	3,486,283
Accrued trustees' and officers' fees and benefits	14,813
Accrued other operating expenses	242,388
Trustee deferred compensation and retirement plans	736,822
Total liabilities	1,644,196,638
Net assets applicable to shares outstanding	$11,548,339,572
Net assets consist of:
Shares of beneficial interest	$10,797,154,044
Distributable earnings	751,185,528
$11,548,339,572
Net Assets:
Class A	$6,659,122,990
Class C	$948,190,903
Class Y	$3,291,052,313
Class R5	$188,850
Class R6	$649,784,516

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	623,523,499
Class C	89,097,843
Class Y	307,599,459
Class R5	17,701
Class R6	60,934,125
Class A:
Net asset value per share	$10.68
Maximum offering price per share
(Net asset value of $10.68 ÷ 95.75%)	$11.15
Class C:
Net asset value and offering price per share	$10.64
Class Y:
Net asset value and offering price per share	$10.70
Class R5:
Net asset value and offering price per share	$10.67
Class R6:
Net asset value and offering price per share	$10.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48	Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$559,040,504
Expenses:
Advisory fees	52,956,345
Administrative services fees	1,497,159
Custodian fees	104,209
Distribution fees:
Class A	15,382,397
Class C	9,290,000
Interest, facilities and maintenance fees	28,665,700
Transfer agent fees — A, C and Y	7,442,248
Transfer agent fees — R5	103
Transfer agent fees — R6	51,297
Trustees' and officers' fees and benefits	144,501
Registration and filing fees	452,415
Reports to shareholders	339,576
Professional services fees	152,826
Other	77,944
Total expenses	116,556,720
Less: Expense offset arrangement(s)	(3,854)
Net expenses	116,552,866
Net investment income	442,487,638
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(9,304,417)
Foreign currencies	1,154
Futures contracts	(23,557,533)

(32,860,796)
Change in net unrealized appreciation (depreciation) of:
Investment securities	875,642,224
Futures contracts	(1,544,717)
874,097,507
Net realized and unrealized gain	841,236,711
Net increase in net assets resulting from operations	$1,283,724,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$442,487,638	$406,488,704
Net realized gain (loss)	(32,860,796)	11,158,451
Change in net unrealized appreciation (depreciation)	874,097,507	(37,347,149)
Net increase in net assets resulting from operations	1,283,724,349	380,300,006
Distributions to shareholders from distributable earnings:
Class A	(267,822,828)	(248,183,225)

Class C	(33,553,492)	(47,103,255)

Class Y	(134,282,733)	(127,066,006)

Class R5	(8,264)	(13,790)

Class R6	(23,229,171)	(15,694,832)

Total distributions from distributable earnings	(458,896,488)	(438,061,108)
Share transactions–net:
Class A	616,372,933	229,372,990
Class C	15,162,005	(412,175,652)
Class Y	503,432,404	11,691,502
Class R5	(42,243)	(97,865)
Class R6	221,009,295	182,379,024
Net increase in net assets resulting from share transactions	1,355,934,394	11,169,999
Net increase (decrease) in net assets	2,180,762,255	(46,591,103)
Net assets:
Beginning of year	9,367,577,317	9,414,168,420
End of year	$11,548,339,572	$9,367,577,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50	Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations	$1,283,724,349

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(2,711,113,416)
Proceeds from sales of investments	1,167,923,519

Proceeds from sales of short-term investments, net	110,314,255
Amortization of premium on investment securities	34,216,929
Accretion of discount on investment securities	(69,001,489)

Increase in receivables and other assets	(13,883,036)
Increase in accrued expenses and other payables	723,229
Decrease in variation margin - futures contracts	946,512

Net realized loss from investment securities	9,304,417

Net change in unrealized appreciation on investment securities	(875,642,224)
Decrease in cash collateral — exchange-traded futures contracts	5,575,000

Net cash provided by operating activities	(1,056,911,955)
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(200,800,110)

Decrease in payable for amount due custodian	(4,058,590)
Proceeds from shares of beneficial interest sold	2,500,948,972

Proceeds of TOB Trusts	222,015,000

Repayments of TOB Trusts	(57,820,000)

Disbursements from shares of beneficial interest reacquired	(1,390,113,634)

Net cash provided by (used in) financing activities	1,070,171,638
Net increase in cash and cash equivalents	13,259,683

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$13,259,683
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$256,349,470

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$28,665,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51	Invesco High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Supplemental
											ratio of
											expenses
									Ratio of	Ratio of	to average
									expenses	expenses	net assets
			Net gains						to average	to average net	with fee waivers
			(losses)						net assets	assets without	(excluding	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	interest,	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	facilities and	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	maintenance	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000's omitted)	absorbed	absorbed	fees)	net assets	turnover (c)
Class A									1.13%(d)	1.13%(d)	0.86%(d)	4.19%(d)
Year ended 02/29/20	$ 9.87	$0.43	$ 0.83	$1.26	$(0.45)	$10.68	13.00% $6,659,123						10%
Year ended 02/28/19	9.93	0.43	(0.02)	0.41	(0.47)	9.87	4.17	5,561,342	1.22	1.22	0.86	4.37	24
Year ended 02/28/18	9.87	0.52	0.01	0.53	(0.47)	9.93	5.46	5,360,001	1.06	1.06	0.89	5.17	14
Year ended 02/28/17	10.11	0.50	(0.24)	0.26	(0.50)	9.87	2.53	4,922,389	1.01	1.01	0.87	4.87	17
Year ended 02/29/16	10.06	0.52	0.03	0.55	(0.50)	10.11	5.62	4,838,666	0.93	0.93	0.86	5.22	14
Class C									1.88(d)	1.88(d)	1.61(d)	3.44(d)	10
Year ended 02/29/20	9.84	0.35	0.82	1.17	(0.37)	10.64	12.09	948,191
Year ended 02/28/19	9.89	0.36	(0.02)	0.34	(0.39)	9.84	3.52	860,988	1.97	1.97	1.61	3.62	24
Year ended 02/28/18	9.84	0.45	0.00	0.45	(0.40)	9.89	4.57	1,282,971	1.81	1.81	1.64	4.42	14
Year ended 02/28/17	10.07	0.42	(0.23)	0.19	(0.42)	9.84	1.86	1,175,513	1.76	1.76	1.62	4.12	17
Year ended 02/29/16	10.03	0.45	0.02	0.47	(0.43)	10.07	4.79(e)	1,182,368	1.66(e)	1.66(e)	1.59(e)	4.49(e)	14
Class Y									0.88(d)	0.88(d)	0.61(d)	4.44(d)	10
Year ended 02/29/20	9.89	0.46	0.82	1.28	(0.47)	10.70	13.25	3,291,052
Year ended 02/28/19	9.94	0.46	(0.02)	0.44	(0.49)	9.89	4.54	2,557,003	0.97	0.97	0.61	4.62	24
Year ended 02/28/18	9.89	0.55	0.00	0.55	(0.50)	9.94	5.61	2,562,437	0.81	0.81	0.64	5.42	14
Year ended 02/28/17	10.12	0.52	(0.22)	0.30	(0.53)	9.89	2.89	1,867,338	0.76	0.76	0.62	5.12	17
Year ended 02/29/16	10.08	0.55	0.01	0.56	(0.52)	10.12	5.78	1,560,105	0.68	0.68	0.61	5.47	14
Class R5									0.86(d)	0.86(d)	0.59(d)	4.46(d)	10
Year ended 02/29/20	9.87	0.46	0.81	1.27	(0.47)	10.67	13.20	189
Year ended 02/28/19	9.92	0.46	(0.02)	0.44	(0.49)	9.87	4.51	215	0.99	0.99	0.63	4.60	24
Year ended 02/28/18	9.86	0.55	0.01	0.56	(0.50)	9.92	5.70	314	0.80	0.80	0.63	5.43	14
Year ended 02/28/17	10.11	0.52	(0.25)	0.27	(0.52)	9.86	2.64	631	0.80	0.80	0.66	5.08	17
Year ended 02/29/16	10.07	0.54	0.02	0.56	(0.52)	10.11	5.77	2,633	0.72	0.72	0.65	5.43	14
Class R6									0.81(d)	0.81(d)	0.54(d)	4.51(d)	10
Year ended 02/29/20	9.86	0.46	0.82	1.28	(0.48)	10.66	13.25	649,785
Year ended 02/28/19	9.91	0.46	(0.01)	0.45	(0.50)	9.86	4.59	388,029	0.92	0.92	0.56	4.67	24
Year ended 02/28/18(f)	9.90	0.50	(0.03)	0.47	(0.46)	9.91	4.76	208,446	0.74(g)	0.74(g)	0.57(g)	5.49(g)	14

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $6,152,959, $928,991, $2,920,713, $178 and $498,429 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% for the year ended February 29, 2016.

(f)Commencement date of April 04, 2017.

(g)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52	Invesco High Yield Municipal Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

As of the opening of business on September 6, 2019, the Fund had limited public sales of its shares to certain investors. Effective as of the open of business on April 6, 2020, the Fund reopened to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

53	Invesco High Yield Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the

Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider

54	Invesco High Yield Municipal Fund

will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.Other Risks - The Fund may invest in lower-quality debt securities, i.e., "junk bonds." Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims. The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.600%
Next $300 million	0.550%
Over $600 million	0.500%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

55	Invesco High Yield Municipal Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $1,042,738 in front-end sales commissions from the sale of Class A shares and $88,580 and $31,808 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$12,915,739,467	$46,245,088	$12,961,984,555
U.S. Dollar Denominated Bonds & Notes	—	0	—	0
Total Investments in Securities	—	12,915,739,467	46,245,088	12,961,984,555
Other Investments - Assets
Investments Matured	—	11,789,946	817,175	12,607,121
Total Investments	$—	$12,927,529,413	$47,062,263	$12,974,591,676

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(23,557,533)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,544,717)
Total	$(25,102,250)

56	Invesco High Yield Municipal Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures

Contracts

Average notional value	$520,141,394

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Fund engaged in securities purchases of $441,151,611 and securities sales of $452,826,999, which did not result in any net realized gains (losses).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $3,854.

NOTE 7—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2020 were $1,270,167,154 and 2.24%, respectively.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income-tax-exempt	$458,896,488	$438,061,108

Tax Components of Net Assets at Period-End:
		2020
Undistributed tax-exempt income		$19,981,589
Net unrealized appreciation — investments		1,228,751,103
Temporary book/tax differences		(623,526)

Capital loss carryforward		(496,923,638)

Shares of beneficial interest		10,797,154,044
Total net assets		$11,548,339,572

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization discounts and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

57	Invesco High Yield Municipal Fund

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$189,979,501	$306,944,137	$496,923,638

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $2,881,632,236 and $1,205,186,461, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,460,600,517
Aggregate unrealized (depreciation) of investments	(231,849,414)
Net unrealized appreciation of investments	$1,228,751,103

Cost of investments for tax purposes is $11,745,840,573.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, federal taxes paid by the Fund and discount bonds , on February 29, 2020, undistributed net investment income was increased by $2,019,219, undistributed net realized gain (loss) was decreased by $6,373,054 and shares of beneficial interest was increased by $4,353,835. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	96,512,533	$988,544,405	105,661,087	$1,041,022,411
Class C	24,104,492	245,772,767	11,363,795	111,808,569
Class Y	93,431,909	958,925,579	94,536,871	936,776,988
Class R5	12,132	125,152	7,632	74,810
Class R6	30,089,291	308,444,082	26,850,229	266,089,763
Issued as reinvestment of dividends:
Class A	13,941,849	143,628,728	14,447,108	142,926,007
Class C	2,030,791	20,846,496	2,855,598	28,160,284
Class Y	7,259,921	74,951,154	7,217,203	71,545,145
Class R5	423	4,372	470	4,660
Class R6	1,642,756	16,918,720	1,360,291	13,426,998
Automatic conversion of Class C shares to Class A shares:
Class A	10,470,873	107,660,676	-	-
Class C	(10,509,410)	(107,660,676)	-	-
Reacquired:
Class A	(60,755,184)	(623,460,876)	(96,761,632)	(954,575,428)

Class C	(14,059,613)	(143,796,582)	(56,357,428)	(552,144,505)

Class Y	(51,633,591)	(530,444,329)	(100,893,617)	(996,630,631)

Class R5	(16,639)	(171,767)	(17,970)	(177,335)

Class R6	(10,168,516)	(104,353,507)	(9,876,565)	(97,137,737)
Net increase in share activity	132,354,017	$1,355,934,394	393,072	$11,169,999

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

58	Invesco High Yield Municipal Fund

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

59	Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Yield Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations and cash flows for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

60	Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,048.20	$5.70	$1,019.29	$5.62	1.12%

Class C	1,000.00	1,044.40	9.45	1,015.61	9.32	1.86

Class Y	1,000.00	1,049.40	4.43	1,020.54	4.37	0.87

Class R5	1,000.00	1,049.50	4.54	1,020.44	4.47	0.89
Class R6	1,000.00	1,049.90	4.08	1,020.89	4.02	0.80

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

61	Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

62	Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1993	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997		229	Member, Board of Directors of
Trustee				Baylor College of Medicine
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
Investment Funds and Private Equity, Overseas Private Investment	materials
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
T-2	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation)
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		and its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit legal advocacy);
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
Board Member
Director of Columbia Equity Financial Corp. (privately held financial advisor)
and Investment

Committee
Member of
Pulitzer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas

Formerly: Executive Vice President and General Counsel, Texas Children's

Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,

University of St. Thomas; Attorney, Andrews & Kurth LLP

T-3	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco High Yield Municipal Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-HYM-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Intermediate Term Municipal Income Fund

Nasdaq:

A: VKLMX ￿ C: VKLCX ￿ Y: VKLIX ￿ R6: VKLSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

31 Financial Statements

34 Financial Highlights

35 Notes to Financial Statements

42Report of Independent Registered Public Accounting Firm

43Fund Expenses

44Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Intermediate Term Municipal Income Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Intermedi- ate Term Municipal Income Fund (the Fund), at net asset value (NAV), outper- formed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund's style-specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.75%
Class C Shares	7.87
Class Y Shares	8.93
Class R6 Shares	9.03
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond 2-17 Years Investment Grade Index￿ (Style-Specific Index)	7.94
Lipper Intermediate Municipal Debt Funds Index￿ (Peer Group Index)	7.99

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso-

Market conditions and your Fund

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	88.6%
General Obligation Bonds	9.1
Pre-Refunded Bonds	1.7
Other	0.6

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of

Top Five Debt Holdings

% of total net assets

1. Illinois (State of) Toll Highway Authority Series 2014 D, Ref. RB 0.8%

2. New York Transportation
Development Corp. (Delta Air
Lines, Inc. LaGuardia Airport
Terminal C&D Redevelopment)
Series 2018, RB	0.8

3.New York & New Jersey (States of) Port Authority Two Hundred

Seventh Series 2018, Ref. RB	0.7

4.Michigan (State of) Finance Authority (Detroit Water & Sewerage Department)

Series 2014 D-2, Ref. RB	0.6

5.Harris County Cultural Education Facilities Finance Corp.

(Methodist Hospital) Series 2008
C-2, VRD RB	0.6

lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in higher coupon bonds (5.00%+) was a sub- stantial contributor to the Fund's perfor- mance relative to its style-specific bench- mark. Security selection in bonds A-rated† and below, as well as non-rated bonds, also aided the Fund's relative performance. On a state level, security selection in Illinois hold- ings contributed to the Fund's relative return, as well.

Conversely, security selection in lower cou- pon bonds (4.49% and less) detracted from the Fund's performance relative to its style- specific benchmark during the fiscal year. Security selection in state and local general obligation bonds also detracted from the Fund's relative performance. On a state level, security selection in California domiciled is- sues detracted from the Fund's relative re- sults.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Intermediate Term Municipal Income Fund

During the fiscal year, leverage contributed to the Fund's performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of in- verse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to ad- ditional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Interme- diate Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Intermediate Term Municipal Income Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$20,000

15,000

$15,615 S&P Municipal Bond Index1

$14,860 S&P Municipal Bond 2-17 Years Investment Grade Index1

$14,479 Invesco Intermediate Term Municipal Income Fund — Class

A Shares

$14,300 Lipper Intermediate Municipal Debt Funds Index2

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (5/28/93)		4.57%
10 Years		3.77
5	Years	3.01
1	Year	6.05
Class C Shares
Inception (10/19/93)		4.16%
10 Years		3.26
5	Years	2.77
1	Year	6.87
Class Y Shares
Inception (8/12/05)		4.29%
10 Years		4.29
5	Years	3.80
1	Year	8.93
Class R6 Shares
10 Years		4.12%
5	Years	3.70
1	Year	9.03

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, re- spectively, of Invesco Van Kampen Inter- mediate Term Municipal Income Fund (re- named Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended re- turns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the pre- decessor fund because of different ex- penses.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund's and the predeces- sor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond 2-17 Years In- vestment Grade Index seeks to measure the performance of investment grade US municipals with maturities between two and 17 years.

￿The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index con- sidered representative of intermediate municipal debt funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–102.91%
Alabama–2.28%
Alabama (State of) Federal Aid Highway Finance Authority; Series 2015, RB	5.00%	09/01/2030	$ 3,000	$3,531,540
Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS-AGM)(a)(b)	5.00%	10/01/2033	3,500	4,292,890
Alabaster (City of), AL Board of Education;
Series 2014 A, GO Wts. (c)(d)	5.00%	09/01/2024	1,500	1,778,310
Series 2014 A, GO Wts. (INS-AGM)(b)	5.00%	09/01/2025	1,500	1,760,340
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	100	108,151
Series 2016, RB	5.50%	06/01/2030	2,000	2,319,720
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	5,000	6,869,400
Pell City (City of), AL Special Care Facilities Financing Authority (Noland Health Services, Inc.);
Series 2012, RB	5.00%	12/01/2021	2,250	2,404,823
Series 2016 A, RB	5.00%	12/01/2031	4,850	5,175,386
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB (d)	2.00%	10/01/2024	1,500	1,539,630
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(d)(e)	1.96%	04/01/2024	4,875	4,924,432
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(d)(e)	1.80%	04/01/2024	1,625	1,632,036
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR
(f)	4.50%	05/01/2032	2,500	2,902,600

UAB Medicine Finance Authority; Series 2019, RB	5.00%	09/01/2031	550	728,932
				39,968,190
Arizona–3.36%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2015 C, Ref. VRD RB (LOC-Bank
Of America, N.A.)(g)(h)	1.35%	01/01/2046	1,000	1,000,000
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	4,010,334
Arizona (State of) Industrial Development Authority; Series 2019 A-2, RB	3.63%	05/20/2033	1,989	2,314,702
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB
(f)	5.00%	07/01/2039	1,000	1,163,400

Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. RB (f)	5.00%	07/01/2037	630	728,450
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2035	2,600	3,151,980
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada
and St. Rose Campus Projects); Series 2018 A, RB (f)	5.75%	07/15/2038	1,810	2,169,502
Glendale (City of), AZ Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/2026	2,000	2,016,840
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref.
RB	5.00%	11/15/2028	2,105	2,347,033
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public
Schools); Series 2018 A, RB	5.00%	02/15/2038	1,200	1,424,376
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	3,000	3,032,220
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/2024	2,025	2,145,568
Series 2014, Ref. RB	5.25%	11/15/2029	2,105	2,220,291
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016, Ref.
RB	5.00%	07/01/2036	1,000	1,136,480
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A,
RB (f)	5.75%	07/01/2024	1,000	1,081,110
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.00%	06/01/2027	3,000	3,248,940
Phoenix Civic Improvement Corp.; Series 2019 A, RB	5.00%	07/01/2033	3,500	4,600,715
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB (f)	5.38%	06/15/2035	1,360	1,522,302
Series 2017, RB (f)	4.75%	06/15/2037	3,500	3,630,900
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014,
Ref. RB	6.00%	05/01/2024	395	418,258
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018,
RB (f)	5.00%	07/01/2033	2,245	2,373,504
Salt River Project Agricultural Improvement & Power District; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,500	6,904,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Arizona–(continued)
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds (f)	5.00%	07/15/2020	$ 700	$706,055
Series 2013 A, Ref. GO Bonds (f)	5.00%	07/15/2021	485	499,259
Series 2013 A, Ref. GO Bonds (f)	5.00%	07/15/2022	570	596,237
Series 2013 A, Ref. GO Bonds (f)	5.00%	07/15/2023	825	876,076
Series 2013 B, GO Bonds (f)	5.00%	07/15/2023	365	387,597
Yavapai (County of), AZ Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. RB	5.25%	10/01/2026	2,000	2,125,580
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2025	1,000	1,171,870
				59,003,949
Arkansas–0.09%
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,573,529
California–7.29%
California (County of), CA Tobacco Securitization Agency (Gold Country Settlement Funding Corp.);
Series 2006, RB (i)	0.00%	06/01/2033	3,225	1,519,942
California (State of);
Series 2007, Ref. GO Bonds (INS-AGM)(b)	5.25%	08/01/2032	7,000	10,142,650
Series 2012 B, Ref. GO Bonds (SIFMA Municipal Swap Index + 1.15%)(e)	2.30%	05/01/2020	2,000	2,000,660
Series 2013 C, GO Bonds (70% of 1 mo. USD LIBOR + 0.70%)(d)(e)	1.76%	12/01/2020	4,000	4,005,280
Series 2015, Ref. GO Bonds	5.00%	03/01/2030	5,000	6,006,450
Series 2016 B, GO Bonds (70% of 1 mo. USD LIBOR + 0.76%)(d)(e)	1.82%	12/01/2021	2,000	2,011,940
Series 2019, Ref. GO Bonds	4.00%	10/01/2034	1,000	1,250,050
California (State of) Enterprise Development Authority (Academy for Academic Excellence);
Series 2020 A, RB (f)	5.00%	07/01/2040	1,000	1,157,710
California (State of) Housing Finance Agency;
Series 2019 2, Class A, Revenue Ctfs.	4.00%	03/20/2033	1,995	2,413,002
Series 2019 A-1, RB	4.25%	01/15/2035	1,986	2,493,071
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,178,910
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing
Project); Series 2018, RB	5.00%	05/15/2035	5,000	6,277,850
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB (c)(d)	5.00%	01/01/2022	1,230	1,327,514
Series 2011, RB	5.00%	01/01/2028	270	290,093
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB (a)	4.00%	07/15/2029	2,000	2,402,500
California (State of) Pollution Control Finance Authority; Series 2012, RB (a)(f)	5.00%	07/01/2027	7,000	7,695,450
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, RB	5.25%	07/01/2023	860	918,557
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	365	388,360
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2017 A, Ref. RB (f)	5.00%	11/01/2032	1,135	1,378,412
California (State of) Statewide Communities Development Authority (Loma Linda University Medical
Center);
Series 2014, RB	5.25%	12/01/2029	3,000	3,527,700
Series 2018 A, RB (f)	5.25%	12/01/2038	1,000	1,224,060
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,271,470
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,184,310
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. RB	5.00%	09/01/2021	810	861,816
Series 2013, Ref. RB	5.00%	09/01/2023	1,000	1,148,500
Fresno (City of), CA; Series 2010 A-1, RB	5.50%	06/01/2022	1,000	1,012,090
Golden State Tobacco Securitization Corp.;
Series 2013 A, RB	5.00%	06/01/2021	2,000	2,105,600
Series 2017 A-1, Ref. RB	5.00%	06/01/2027	4,000	5,091,240
Series 2018A-1, Ref. RB	5.00%	06/01/2030	4,000	5,179,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Irvine (City of), CA (Reassessment District No. 13-1);
Series 2013, RB	5.00%	09/02/2020	$ 450	$459,725
Series 2013, RB	5.00%	09/02/2021	375	398,858
Series 2013, RB	5.00%	09/02/2022	710	784,337
Series 2013, RB	5.00%	09/02/2023	500	572,070
Lake Elsinore (City of), CA Public Financing Authority; Series 2015, Ref. RB	5.00%	09/01/2028	2,115	2,497,244
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 B, Ref. RB (a)	5.00%	05/15/2029	2,000	2,604,640
Series 2018 D, Ref. RB (a)	5.00%	05/15/2031	3,000	3,958,740
Series 2019 E, RB	5.00%	05/15/2031	905	1,212,809
Murrieta (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.00%	09/01/2023	1,000	1,096,700
Oakland Unified School District (County of Alameda);
Series 2015 A, GO Bonds	5.00%	08/01/2028	1,000	1,208,610
Series 2015 A, GO Bonds	5.00%	08/01/2029	1,160	1,400,630
Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2034	2,000	2,530,820
Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. RB	5.00%	09/01/2022	575	630,189
Series 2012, Ref. RB	5.00%	09/01/2023	450	491,999
Rancho Water District Financing Authority; Series 2019 A, Ref. RB	5.00%	08/01/2032	900	1,236,348
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	6.25%	12/01/2020	1,000	1,035,690
San Diego (County of), CA Regional Airport Authority; Series 2013 B, RB (a)	5.00%	07/01/2023	700	792,862
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. RB (a)	5.00%	05/01/2023	2,000	2,097,840
Series 2019 D, Ref. RB	5.00%	05/01/2030	1,800	2,425,068
Series 2019 E, Ref. RB (a)	5.00%	05/01/2035	2,000	2,601,000
San Francisco (City & County of), CA Redevelopment Financing Authority (Mission Bay South
Redevelopment); Series 2011 D, RB (c)(d)	6.63%	02/01/2021	500	527,140
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community
Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. RB	5.00%	08/01/2027	750	815,985
Series 2013 B, RB	5.00%	08/01/2027	405	440,632
San Jose (City of), CA; Series 2011 A-1, RB (a)	5.25%	03/01/2026	2,000	2,087,160
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref.
RB (INS-AGM)(b)	5.50%	08/01/2026	3,195	3,404,816
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, RB	5.00%	09/01/2026	990	1,094,494
Series 2013, RB	5.13%	09/01/2027	1,150	1,276,592
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2035	1,000	1,292,170
Series 2019, Ref. RB	5.00%	06/01/2036	1,000	1,288,240
Series 2019, Ref. RB	5.00%	06/01/2037	1,000	1,283,750
Series 2019, Ref. RB	5.00%	06/01/2038	1,000	1,278,640
Turlock Irrigation District; Series 2019, Ref. RB	5.00%	01/01/2031	250	342,588
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP
(INS-AGM)(b)(d)	3.20%	06/01/2020	4,245	4,252,853
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2023	1,000	1,181,630
				128,067,776
Colorado–2.16%
Arkansas (State of) River Power Authority; Series 2018 A, Ref. RB	5.00%	10/01/2032	2,645	3,300,590
Arkansas River Power Authority; Series 2006, RB (c)	5.88%	10/01/2021	685	720,003
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB (f)	5.00%	12/01/2029	4,000	4,362,080
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	2,475	2,775,465
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-1, Ref. RB	5.00%	08/01/2032	4,795	6,148,964
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2019 A, Ref. RB	5.00%	01/01/2034	2,425	3,224,789
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB (f)	5.00%	12/01/2025	550	597,625
Series 2015 A, Ref. RB (f)	5.50%	12/01/2030	750	848,647
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010,
RB	5.00%	01/15/2022	850	859,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado–(continued)
Denver (City & County of), CO;
Series 2012 A, RB (a)	5.00%	11/15/2022	$ 740	$819,905
Series 2018 A, Ref. RB (a)	5.00%	12/01/2030	2,000	2,689,040
Series 2018 A-2, RB (i)	0.00%	08/01/2030	800	626,848
Series 2018 A-2, RB (i)	0.00%	08/01/2031	1,000	746,300
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB (a)	5.00%	10/01/2032	3,000	3,316,860
Denver (State of) Health & Hospital Authority;
Series 2019 A, Ref. RB	4.00%	12/01/2037	1,000	1,169,310
Series 2019 A, Ref. RB	4.00%	12/01/2038	1,250	1,457,562
Plaza Metropolitan District No. 1;
Series 2013, Ref. RB (f)	5.00%	12/01/2021	1,045	1,104,366
Series 2013, Ref. RB (f)	5.00%	12/01/2022	500	540,965
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. RB (f)	4.13%	12/15/2027	835	881,034
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/15/2031	135	157,679
Series 2019, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/15/2032	160	186,634
Series 2020, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2031	230	285,888
Series 2020, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2032	250	310,033
Series 2020, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2033	255	315,540
Series 2020, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2034	285	351,998
Series 2020, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2035	100	123,234
				37,920,819
Connecticut–1.80%
Connecticut (State of);
Series 2018 C, GO Bonds	5.00%	06/15/2027	3,000	3,820,290
Series 2019 A, GO Bonds	5.00%	04/15/2034	3,450	4,467,025
Series 2019 A, GO Bonds	5.00%	04/15/2035	1,150	1,485,087
Connecticut (State of) (Transportation Infrastructure); Series 2018, RB	5.00%	01/01/2030	3,500	4,454,975
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, RB (a)	5.50%	04/01/2021	1,000	1,041,820
Connecticut (State of) Health & Educational Facilities Authority;
Series 2020 A, RB	5.00%	07/01/2033	1,000	1,314,120
Series 2020 G-1, Ref. RB (f)	5.00%	07/01/2030	285	355,785
Series 2020 G-1, Ref. RB (f)	5.00%	07/01/2031	540	669,665
Series 2020 G-1, Ref. RB (f)	5.00%	07/01/2033	600	737,394
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,000	3,415,050
University of Connecticut;
Series 2016 A, RB	5.00%	03/15/2032	2,940	3,559,223
Series 2017 A, RB	5.00%	01/15/2030	5,000	6,206,950
				31,527,384
District of Columbia–1.40%
District of Columbia;
Series 2020, RB	5.00%	12/01/2032	2,000	2,691,340
Series 2020, RB	5.00%	12/01/2033	1,000	1,342,540
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2030	2,250	2,379,128
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. RB (a)	5.00%	10/01/2034	2,215	2,708,945
Series 2019 A, Ref. RB (a)	5.00%	10/01/2032	1,435	1,885,977
Series 2019 A, Ref. RB (a)	5.00%	10/01/2033	3,000	3,933,570
Series 2020 A, Ref. RB (a)	5.00%	10/01/2032	3,000	3,922,620
Series 2020 A, Ref. RB (a)	5.00%	10/01/2033	2,000	2,606,460
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010
A, RB (i)	0.00%	10/01/2037	5,000	3,049,000
				24,519,580
Florida–3.72%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019,
Ref. RB	5.00%	12/01/2033	2,355	3,053,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Atlantic Beach (City of), FL (Fleet Landing);
Series 2013 A, Ref. RB	5.00%	11/15/2021	$ 440	$466,594
Series 2013 A, Ref. RB	5.00%	11/15/2022	375	409,909
Series 2013 A, Ref. RB	5.00%	11/15/2023	565	635,427
Series 2018 A, RB	5.00%	11/15/2038	1,100	1,297,516
Capital Trust Agency (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, RB	4.50%	07/01/2038	500	510,745
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB (f)	5.00%	07/01/2032	2,045	2,235,553
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB (f)	5.00%	12/15/2040	1,220	1,334,985
Citizens Property Insurance Corp.; Series 2012 A-1, RB	5.00%	06/01/2022	2,000	2,180,420
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, RB	5.00%	06/01/2020	1,000	1,010,150
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB
(Acquired 12/16/2013; Cost $1,215,000) (f)(j)	7.25%	05/15/2026	1,215	1,142,100
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2032	840	1,060,307
Series 2019, RB	5.00%	10/01/2033	1,720	2,164,345
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,127,220
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	6,168,700
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref.
RB	5.00%	10/01/2027	1,000	1,063,770
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB (f)	6.00%	06/15/2035	1,265	1,424,061
Greater Orlando Aviation Authority; Series 2019 A, RB (a)	5.00%	10/01/2031	4,000	5,244,040
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018
A, RB	5.25%	04/01/2028	2,500	2,770,450
Manatee (County of), FL School District;
Series 2017, RB (INS-AGM)(b)	5.00%	10/01/2029	1,000	1,263,030
Series 2017, RB (INS-AGM)(b)	5.00%	10/01/2031	3,000	3,766,350
Series 2017, RB (INS-AGM)(b)	5.00%	10/01/2032	1,250	1,566,537
Martin (County of), FL Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB (c)(d)	5.00%	11/15/2021	1,990	2,128,365
Series 2012, RB (c)(d)	5.50%	11/15/2021	1,670	1,800,176
Miami-Dade (County of), FL Expressway Authority;
Series 2013 A, Ref. RB	5.00%	07/01/2022	2,000	2,178,320
Series 2016 A, Ref. RB	5.00%	07/01/2028	1,625	2,001,447
Miami-Dade (County of), FL Industrial Development Authority (Waste Management, Inc.); Series 2018
B, RB (SIFMA Municipal Swap Index + 0.80%)(a)(d)(e)	1.95%	11/01/2021	3,000	3,003,900
Orlando (City of) & Orange (County of), FL Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,094,730
Osceola (County of), FL;
Series 2020 A-1, Ref. RB	5.00%	10/01/2033	350	454,570
Series 2020 A-1, Ref. RB	5.00%	10/01/2034	300	388,848
Series 2020 A-1, Ref. RB	5.00%	10/01/2035	500	646,650
Palm Beach (County of), FL Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014,
Ref. RB (c)(d)	5.00%	12/01/2024	4,000	4,751,800
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A,
RB	5.00%	11/01/2023	1,965	2,154,426
Reedy Creek Improvement District;
Series 2013 1, Ref. RB	5.00%	10/01/2021	885	942,437
Series 2013 1, Ref. RB	5.00%	10/01/2022	800	882,968
				65,324,810
Georgia–1.55%
Atlanta (City of), GA (Department of Aviation); Series 2019 C, RB	5.00%	07/01/2038	5,000	6,531,200
Brookhaven Development Authority (Children's Healthcare of Atlanta, Inc.); Series 2019 A, RB	5.00%	07/01/2031	330	437,078
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RB	5.00%	04/01/2033	1,870	2,301,446
Georgia (State of) Municipal Electric Authority; Series 2019 A, Ref. RB	5.00%	01/01/2033	1,200	1,525,776
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB (f)	5.75%	06/15/2037	1,540	1,587,848
Main Street Natural Gas, Inc.; Series 2019 C, RB (d)	4.00%	09/01/2026	4,000	4,678,560
Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. RB	5.00%	07/01/2032	7,150	8,888,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Georgia–(continued)
Monroe (County of), GA Development Authority (Oglethorpe Power Corp. Scherer); Series 2009 A,
VRD PCR (LOC - JPMorgan Chase Bank, N.A.)(g)(h)	1.30%	01/01/2030	$ 1,300	$1,300,000
				27,250,288
Guam–0.20%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS-AGM)(b)	5.00%	10/01/2021	1,500	1,593,945
Series 2012 A, Ref. RB (INS-AGM)(b)	5.00%	10/01/2022	1,700	1,873,094
				3,467,039
Hawaii–0.74%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. RB	5.00%	11/15/2027	1,000	1,115,410
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, COP (a)	5.00%	08/01/2021	1,000	1,056,050
Series 2013, COP (a)	5.00%	08/01/2022	2,000	2,189,640
Series 2013, COP (a)	5.00%	08/01/2023	1,250	1,414,950
Honolulu (City & County of), HI Wastewater System Revenue; Series 2015 A, Ref. RB (k)	5.00%	07/01/2031	6,000	7,229,820
				13,005,870
Idaho–0.14%
Idaho (State of) Housing & Finance Association; Series 2019, Ref. RB	5.00%	07/15/2035	1,900	2,479,747
Illinois–11.66%
Bartlett (Village of) ,IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	2,845	2,870,377
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB (c)	5.60%	01/01/2023	565	565,825
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.00%	03/01/2033	1,645	1,801,357
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	1,795	2,019,393
Series 2004, Ref. RB	5.00%	11/01/2028	3,000	3,624,690
Series 2008 C, Ref. RB	5.00%	01/01/2029	2,500	2,925,200
Series 2008 C, Ref. RB	5.00%	01/01/2030	1,500	1,748,955
Series 2011, COP	7.13%	05/01/2021	494	494,211
Series 2015 A, GO Bonds	5.38%	01/01/2029	5,000	5,868,250
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	2,500	3,112,850
Series 2017 B, Ref. RB	5.00%	01/01/2033	3,000	3,657,570
Series 2019 A, GO Bonds	5.50%	01/01/2035	3,000	3,848,220
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP (f)	7.00%	01/15/2029	1,121	1,122,447
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB (a)	5.50%	01/01/2027	1,000	1,123,050
Series 2013 B, Ref. RB	5.00%	01/01/2025	1,000	1,115,700
Series 2014 A, Ref. RB (a)	5.00%	01/01/2023	3,000	3,323,940
Chicago (City of), IL (O'Hare International Airport);
Series 2015 A, Ref. RB (a)	5.00%	01/01/2029	6,000	7,022,460
Series 2017 D, RB (a)	5.00%	01/01/2031	1,000	1,224,990
Series 2017 D, RB (a)	5.00%	01/01/2032	1,000	1,222,870
Series 2017 D, RB (a)	5.00%	01/01/2033	2,000	2,441,280
Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	263	263,055
Chicago (City of), IL Board of Education;
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2030	2,000	2,465,880
Series 2018 A, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2027	1,500	1,861,305
Series 2018 A, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2030	1,000	1,254,740
Series 2018 A, Ref. GO Bonds (INS-AGM)(b)	5.00%	12/01/2031	1,250	1,564,750
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2025	1,000	1,191,820
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2011 B, GO Bonds (k)	5.00%	12/01/2024	3,000	3,218,430
Series 2015 C, GO Bonds (k)	5.00%	12/01/2027	7,000	8,344,000
Chicago (City of), IL Transit Authority; Series 2011, RB	5.25%	12/01/2027	1,000	1,074,910
Cook (County of), IL; Series 2018, Ref. RB	5.25%	11/15/2035	2,000	2,530,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Illinois (State of);
Series 2012 A, GO Bonds	5.00%	01/01/2027	$ 1,795	$1,917,886
Series 2012, Ref. GO Bonds (INS-AGM)(b)	5.00%	08/01/2022	1,250	1,365,700
Series 2013, GO Bonds	5.00%	07/01/2022	2,000	2,176,380
Series 2013, GO Bonds	5.50%	07/01/2027	2,295	2,608,084
Series 2017 D, GO Bonds	5.00%	11/01/2024	2,000	2,335,340
Series 2018 A, GO Bonds	5.25%	05/01/2023	5,000	5,627,750
Series 2018 A, GO Bonds	6.00%	05/01/2027	2,000	2,593,420
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	2,000	2,450,460
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2026	1,000	1,177,990
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,466,487
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB (a)	8.00%	06/01/2032	610	613,410
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2035	1,965	2,206,813
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 B, RB	5.63%	05/15/2020	1,160	1,123,532
Series 2016, RB (j)	2.00%	05/15/2055	271	2,708
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB (c)(d)	6.25%	08/15/2023	1,505	1,758,307
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	5.00%	02/01/2024	355	374,202
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	5,285,430
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.25%	08/15/2030	5,000	6,043,800
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, RB (INS-AGM)(b)(i)	0.00%	12/15/2029	2,550	2,165,689
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, Ref. RB (INS-NATL)(b)(l)	5.70%	06/15/2023	1,295	1,464,088
Series 2002, RB (INS-NATL)(b)(i)	0.00%	12/15/2032	10,000	7,717,800
Series 2012 B, Ref. RB	5.00%	12/15/2022	5,010	5,481,942
Illinois (State of) Sports Facilities Authority;
Series 2019, Ref. RB	5.00%	06/15/2028	2,000	2,473,620
Series 2019, Ref. RB	5.00%	06/15/2029	1,000	1,258,340
Series 2019, Ref. RB	5.00%	06/15/2030	1,200	1,502,796
Illinois (State of) Toll Highway Authority;
Series 2014 D, Ref. RB (k)	5.00%	01/01/2024	12,500	14,407,500
Series 2016 A, Ref. RB	5.00%	12/01/2031	2,305	2,801,566
Kane County School District No. 131 Aurora East Side; Series 2020 A, GO Bonds (INS-AGM)(b)	4.00%	12/01/2036	745	875,606
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, GO Bonds
(c)(i)	0.00%	12/01/2021	330	324,532

Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, GO Bonds
(c)(i)	0.00%	12/01/2020	2,900	2,870,681

Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref.
RB	4.25%	03/01/2024	804	825,009
Metropolitan Water Reclamation District of Greater Chicago; Series 2007 B, Ref. GO Bonds	5.25%	12/01/2035	2,500	3,665,750
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	3,000	3,153,420
Series 2010, RB	5.38%	06/01/2021	525	552,657
Series 2017, RB	5.00%	06/01/2027	4,000	4,924,520
Series 2017, RB	5.00%	06/01/2028	2,000	2,455,200
Regional Transportation Authority;
Series 2002 A, RB (INS-AGM)(b)	6.00%	07/01/2027	2,700	3,591,405
Series 2018 B, RB (k)	5.00%	06/01/2031	3,800	4,850,206
Series 2018 B, RB (k)	5.00%	06/01/2032	3,995	5,072,092
Sales Tax Securitization Corp.;
Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,269,800
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,264,570
Series 2018 A, Ref. RB	5.00%	01/01/2031	3,000	3,778,590
Springfield (City of), IL;
Series 2015, Ref. RB	5.00%	03/01/2032	2,000	2,350,220
Series 2015, Ref. RB	5.00%	03/01/2033	3,500	4,106,970
University of Illinois; Series 2011 A, RB	5.00%	04/01/2026	3,425	3,569,227
				204,804,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Indiana–0.76%
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2027	$ 1,800	$2,238,210
Series 2016, RB	5.00%	07/01/2028	1,250	1,552,488
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB (a)	5.88%	01/01/2024	835	918,533
Whiting (City of), IN (BP Products North America); Series 2019, Ref. RB (a)(d)	5.00%	06/05/2026	7,000	8,568,700
				13,277,931
Iowa–1.11%
Ames (City of), IA (Mary Greeley Medical Center); Series 2011, RB (c)(d)	5.50%	06/15/2020	2,255	2,284,112
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB (f)	5.88%	12/01/2026	2,565	2,672,679
Series 2013, Ref. RB (d)	5.25%	12/01/2033	2,990	3,314,236
Series 2019, Ref. RB	3.13%	12/01/2022	1,500	1,561,155
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap
Index + 0.58%)(d)(e)(f)	1.73%	01/04/2024	3,645	3,645,036
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2019, RB	2.88%	05/15/2049	850	862,283
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, RB	4.00%	08/15/2022	1,905	2,039,169
Series 2012, RB	4.00%	08/15/2023	1,200	1,280,832
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, RB (l)	5.60%	06/01/2034	1,750	1,768,637
				19,428,139
Kansas–0.74%
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011
H, RB	5.00%	03/01/2031	1,000	1,000,000
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB	5.00%	07/01/2028	1,140	1,284,928
Lenexa (City of), KS (Lakeview Village, Inc.);
Series 2018 A, Ref. RB	5.00%	05/15/2029	1,210	1,407,968
Series 2018 A, Ref. RB	5.00%	05/15/2031	1,335	1,545,503
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.25%	12/01/2036	1,500	1,663,050
Wichita (City of), KS (Presbyterian Manors);
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,484,314
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	3,376,776
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2018 I, Ref. RB	5.00%	05/15/2033	1,140	1,287,744
				13,050,283
Kentucky–2.63%
Ashland (City of), KY (King's Daughters Medical Center);
Series 2019, Ref. RB	5.00%	02/01/2030	370	470,300
Series 2019, Ref. RB	5.00%	02/01/2031	460	580,060
Series 2019, Ref. RB	5.00%	02/01/2032	450	563,949
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(d)(e)	2.55%	02/01/2025	1,430	1,455,540
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS-NATL)(b)	5.00%	09/01/2026	1,000	1,208,230
Series 2015 A, Ref. RB (INS-NATL)(b)	5.00%	09/01/2027	1,620	1,956,263
Series 2015 A, Ref. RB (INS-NATL)(b)	5.00%	09/01/2028	1,260	1,518,665
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	1,000	1,197,190
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB (d)	4.00%	01/01/2025	2,000	2,259,400
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II,
Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	525	538,262
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living);
Series 2016 A, Ref. RB	5.00%	05/15/2036	2,000	2,153,100
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information
Highway);
Series 2015 A, RB	5.00%	07/01/2028	1,500	1,733,550
Series 2015 A, RB	5.00%	07/01/2030	3,000	3,447,300
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017
A, Ref. RB	5.00%	06/01/2032	1,435	1,728,300
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref.
RB	5.50%	11/15/2035	3,100	3,431,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Kentucky–(continued)
Kentucky (State of) Municipal Power Agency (Prairie State); Series 2016, Ref. RB (INS-NATL)(b)	5.00%	09/01/2031	$ 5,000	$6,159,250
Kentucky (State of) Municipal Power Agency (Prarie State);
Series 2019 A, Ref. RB	5.00%	09/01/2031	1,500	1,873,920
Series 2019 A, Ref. RB	5.00%	09/01/2032	1,600	1,992,000
Series 2019 A, Ref. RB	5.00%	09/01/2033	1,000	1,240,580
Kentucky (State of) Public Energy Authority; Series 2019 C, RB (d)	4.00%	02/01/2028	5,000	5,941,400
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	10/01/2033	2,450	3,019,747
Louisville/Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2020
A, RB	4.00%	10/01/2039	1,500	1,775,430
				46,243,640
Louisiana–1.75%
Jefferson Sales Tax District; Series 2019 B, RB (INS-AGM)(b)	5.00%	12/01/2031	3,000	4,030,530
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, RB	5.00%	01/01/2022	1,000	1,068,670
New Orleans (City of), LA;
Series 2014, Ref. RB	5.00%	12/01/2026	1,250	1,474,287
Series 2015, RB	5.00%	06/01/2030	500	596,440
Series 2015, RB	5.00%	12/01/2030	500	601,965
Series 2015, RB	5.00%	12/01/2031	1,750	2,101,295
Series 2015, RB	5.00%	06/01/2032	300	356,100
Series 2015, RB	5.00%	12/01/2032	1,000	1,198,290
Series 2015, RB	5.00%	06/01/2033	1,050	1,245,122
Series 2015, RB	5.00%	06/01/2034	1,000	1,183,230
Series 2015, RB	5.00%	12/01/2034	1,200	1,433,304
Series 2015, RB	5.00%	06/01/2035	500	590,630
Series 2015, RB	5.00%	12/01/2035	1,165	1,388,727
New Orleans (City of), LA Aviation Board;
Series 2015 B, RB (a)	5.00%	01/01/2027	1,750	2,050,002
Series 2015 B, RB (a)	5.00%	01/01/2029	1,805	2,107,987
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolitdated Garage System);
Series 2018 B, Ref. RB (INS-AGM)(b)	5.00%	10/01/2030	350	454,332
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB (d)	2.10%	07/01/2024	1,000	1,036,660
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	1,250	1,346,500
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,405,625
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.50%	05/15/2030	5,000	5,089,000
				30,758,696
Maryland–1.35%
Baltimore (City of), MD; Series 2017, Ref. RB	5.00%	09/01/2033	1,105	1,349,492
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB (f)	4.13%	02/15/2034	1,000	1,082,980
Maryland (State of) Department of Transportation;
Series 2012, RB	2.25%	10/01/2025	100	100,696
Series 2017, RB	5.00%	09/01/2028	3,000	3,875,580
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.00%	01/01/2026	4,500	4,895,190
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community);
Series 2010, RB (c)(d)	5.50%	01/01/2021	1,000	1,038,090
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011,
RB (c)(d)	6.00%	07/01/2021	535	571,070
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB (a)(f)	4.00%	07/01/2024	1,595	1,725,726
Maryland Economic Development Corp. (Purple Line Light Rail);
Series 2016 D, RB (a)	5.00%	03/31/2036	2,600	3,075,098
Series 2016, RB (a)	5.00%	09/30/2029	2,100	2,525,964
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB (c)	5.13%	06/01/2020	710	717,526
Mayor & Council of Rockville (The) (Ingleside at King Farm); Series 2017 C-2, RB	3.00%	11/01/2025	2,750	2,754,675
				23,712,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts–1.60%
Massachusetts (Commonwealth of); Series 2005, Ref. RB (INS-NATL)(b)	5.50%	01/01/2034	$ 3,000	$4,333,230
Massachusetts (Sate of) Bay Transportation Authority; Series 2006 A, RB	5.25%	07/01/2031	1,330	1,901,421
Massachusetts (State of) Bay Transportation Authority; Series 2004 B, Ref. RB	5.25%	07/01/2030	7,000	9,462,460
Massachusetts (State of) Department of Transportation; Series 2019 A, Ref. RB	5.00%	01/01/2033	3,000	3,920,490
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2018 A, Ref.
RB	5.00%	01/01/2029	495	662,934
Massachusetts (State of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,939,994
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,676,490
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref.
RB (f)	5.00%	10/01/2037	1,500	1,674,330
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,221,110
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. RB (INS-AGM)(b)	5.25%	08/01/2025	300	371,334
				28,163,793
Michigan–4.04%
Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	270	278,429
Detroit (City of), MI Downtown Development Authority;
Series 2018 A, Ref. RB (INS-AGM)(b)	5.00%	07/01/2030	700	800,716
Series 2018 A, Ref. RB (INS-AGM)(b)	5.00%	07/01/2032	2,000	2,281,200
East Lansing School District; Series 2017 I, GO Bonds	5.00%	05/01/2033	2,000	2,528,120
Great Lakes Water Authority; Series 2018 B, Ref. RB	5.00%	07/01/2029	3,000	4,010,220
Kalamazoo Economic Development Corp. (Heritage Community of Kala); Series 2019, Ref. RB	5.00%	05/15/2032	1,995	2,327,247
Michigan (State of) Buillding Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2031	5,000	6,062,100
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-2, Ref. RB (INS-AGM)(b)	5.00%	07/01/2026	9,000	10,592,820
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	5,000	5,850,200
Series 2015, Ref. RB	5.00%	07/01/2035	2,900	3,421,855
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,504,820
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,000	5,615,550
Michigan (State of) Finance Authority (Mclaren Health Care); Series 2015 D-2, Ref. RB (68% of 1
mo. USD LIBOR + 0.75%)(d)(e)	1.85%	10/15/2020	2,500	2,501,975
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2017 A, Ref. RB	5.00%	12/01/2034	2,000	2,543,640
Michigan (State of) Finance Authority (Trinity Health); Series 2015, RB (67% of 1 mo. USD LIBOR +
0.54%)(d)(e)	1.62%	12/01/2020	3,500	3,504,340
Michigan (State of) Finance Authority (Wayne (County of) Criminal Justice Center); Series 2018, RB	5.00%	11/01/2029	1,500	1,967,715
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB (f)	5.00%	07/01/2031	1,530	1,654,129
Michigan (State of) Strategic Fund (Holland Home Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2034	1,810	2,136,198
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, RB	6.00%	06/01/2048	3,000	3,061,740
Star International Academy; Series 2012, Ref. RB	5.00%	03/01/2033	2,075	2,100,896
Summit Academy North;
Series 2016, Ref. RB	4.00%	11/01/2021	680	689,704
Series 2016, Ref. RB	5.00%	11/01/2031	1,665	1,719,779
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB (a)	5.00%	12/01/2028	2,500	2,753,550
				70,906,943
Minnesota–0.56%
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2031	500	614,905
Series 2017, Ref. RB	5.00%	05/01/2032	1,600	1,962,192
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	2,095,152
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul);
Series 2007 Six-Q, VRD RB (LOC - U.S. Bank N.A.)(g)(h)	1.33%	04/01/2037	515	515,000
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB (d)(f)	6.00%	07/01/2027	1,250	1,335,287
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, RB	5.13%	10/01/2023	270	282,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Minnesota–(continued)
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	3.15%	12/01/2020	$ 620	$623,993
Series 2014, RB	3.60%	12/01/2021	225	229,813
Series 2014, RB	4.00%	12/01/2022	490	510,159
Series 2014, RB	4.00%	12/01/2023	300	315,651
Series 2014, RB	4.00%	12/01/2024	175	185,703
Series 2014, RB	5.00%	12/01/2029	1,000	1,087,790
				9,757,682
Mississippi–0.34%
Mississippi (State of) Hospital Equipment & Facilities Authority;
Series 2020, Ref. RB	5.00%	10/01/2033	650	832,481
Series 2020, Ref. RB	5.00%	10/01/2034	725	926,021
Series 2020, Ref. RB	5.00%	10/01/2035	600	764,136
Series 2020, Ref. RB	5.00%	10/01/2036	650	825,916
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,283,700
Series 2019 B, Ref. RB	5.00%	01/01/2030	1,000	1,304,920
				5,937,174
Missouri–1.51%
Cape Girardeau (County of), MO Industrial Development Authority; Series 2017, Ref. RB	5.00%	03/01/2029	100	120,389
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health);
Series 2017 A, Ref. RB	5.00%	03/01/2036	3,000	3,538,440
Kansas (City of), MO Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,134,440
Kansas City (City of), MO; Series 2017 C, Ref. RB	5.00%	09/01/2032	1,850	2,343,709
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,068,140
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,135,360
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (a)	5.00%	03/01/2035	1,000	1,273,690
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. RB	5.25%	05/15/2032	2,685	3,182,262
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2032	1,000	1,175,020
Series 2016, Ref. RB	5.00%	02/01/2033	1,305	1,530,896
Series 2019 A, RB	5.00%	02/01/2029	1,100	1,277,397
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. RB	5.00%	01/01/2029	2,000	2,296,520
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,500	1,799,610
Series 2015 A, Ref. RB	5.00%	12/01/2027	640	767,898
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, RB	4.50%	09/01/2023	340	361,695
Series 2012, RB	5.00%	09/01/2032	1,490	1,591,841
				26,597,307
Nebraska–1.04%
Central Plains Energy Project (No. 3);
Series 2012, RB (m)	5.00%	09/01/2032	5,000	5,462,950
Series 2012, RB (m)	5.25%	09/01/2037	5,000	5,497,450
Lincoln (County of), NE Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB (c)(d)	4.00%	11/01/2021	720	756,468
Series 2012, Ref. RB (c)(d)	5.00%	11/01/2021	500	533,545
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	6,090,800
				18,341,213
Nevada–0.39%
Carson City (City of), NV (Carson-Tahoe Regional Medical Center); Series 2012, Ref. RB	5.00%	09/01/2027	1,000	1,094,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Nevada–(continued)
Clark (County of), NV (Special Improvement District No. 159);
Series 2015, RB	5.00%	08/01/2026	$ 145	$164,810
Series 2015, RB	5.00%	08/01/2029	1,320	1,492,445
Series 2015, RB	5.00%	08/01/2031	1,455	1,637,995
Series 2015, RB	5.00%	08/01/2032	355	398,122
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB (f)	2.75%	06/15/2028	2,000	2,109,540
				6,897,652
New Hampshire–0.27%
National Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	2,497	3,082,418
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire
University); Series 2012, RB	5.00%	01/01/2027	1,500	1,606,440
				4,688,858
New Jersey–6.01%
Garden State Preservation Trust; Series 2005 A, RB (INS-AGM)(b)	5.75%	11/01/2028	2,000	2,561,820
Gloucester (County of), NJ Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR (a)	5.00%	12/01/2024	3,705	4,048,750
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS-NATL)(b)(k)(n)	5.50%	09/01/2022	7,500	8,300,100
Series 2012, Ref. RB	5.00%	06/15/2023	2,000	2,160,220
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,283,996
Series 2017 A, Ref. RB (INS-BAM)(b)	5.00%	07/01/2028	5,035	6,242,242
Series 2017 DDD, RB	5.00%	06/15/2031	3,670	4,475,345
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2019,
Ref. RB (a)(d)	2.20%	12/03/2029	2,000	2,085,640
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and
Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2022	845	869,860
Series 2012 C, RB	5.00%	07/01/2032	475	494,879
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB (a)	5.00%	07/01/2021	425	447,045
Series 2013, RB (a)	5.50%	01/01/2026	1,390	1,622,658
Series 2013, RB (a)	5.50%	01/01/2027	2,130	2,479,554
Series 2013, RB (a)	5.00%	01/01/2028	1,000	1,139,900
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated
Group);
Series 2011, Ref. RB	5.00%	07/01/2025	1,500	1,639,185
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,180,740
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,491,984
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,242,890
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare's Hospital, Inc.);
Series 2004 A, Ref. RB (c)	5.25%	07/01/2020	1,000	1,014,620
New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated
Group); Series 2019, RB	5.00%	07/01/2030	1,250	1,658,975
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. RB (a)	5.00%	12/01/2025	2,250	2,717,640
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 D, RB	5.25%	12/15/2023	4,000	4,605,080
Series 2013 AA, RB	5.00%	06/15/2021	5,270	5,529,020
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	6,286,600
Series 2018 A, Ref. RN	5.00%	06/15/2023	2,500	2,804,825
Series 2018 A, Ref. RN (k)(n)	5.00%	06/15/2029	4,500	5,418,585
Series 2018 A, Ref. RN (k)(n)	5.00%	06/15/2030	2,000	2,400,020
Series 2019, Ref. RB	5.00%	12/15/2028	5,000	6,370,250
North Hudson Sewerage Authority; Series 2012 A, Ctfs. (c)(d)	5.00%	06/01/2022	605	661,186
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR (a)	5.00%	12/01/2023	4,555	4,926,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2029	$ 2,500	$3,201,700
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	6,362,300
Series 2018 A, Ref. RB	5.00%	06/01/2031	3,750	4,742,287
				105,466,311
New Mexico–0.23%
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR (d)	5.20%	06/01/2020	1,700	1,716,558
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, RB	4.00%	07/01/2022	1,010	1,040,169
Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 A, RB	5.00%	05/15/2034	625	728,300
Series 2019 A, RB	5.00%	05/15/2039	500	575,125
				4,060,152
New York–10.53%
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB (a)(f)	5.25%	12/31/2033	1,500	1,677,255
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (a)(f)	4.50%	01/01/2025	1,000	1,086,980
Long Island (City of), NY Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,679,760
Metropolitan Transportation Authority;
Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(d)(e)	1.61%	11/01/2022	2,965	2,952,962
Subseries 2014 D-2, RB (SIFMA Municipal Swap Index + 0.45%)(d)(e)	1.60%	11/15/2022	3,500	3,513,055
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. RB (i)	0.00%	11/15/2029	1,000	853,360
Monroe County Industrial Development Corp. (St. Ann's Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,500	1,661,085
New York & New Jersey (States of) Port Authority;
Series 2019 218, RB (a)	5.00%	11/01/2030	3,000	4,017,990
Series 2019, RB (a)	5.00%	11/01/2033	1,525	2,015,898
Two Hundred Second Series 2017, Ref. RB (a)	5.00%	10/15/2035	3,000	3,725,820
Two Hundred Seventh Series 2018, Ref. RB (a)(k)	5.00%	09/15/2028	9,000	11,685,960
New York (City of), NY;
Series 2014 I-2, VRD GO Bonds (g)	2.22%	03/01/2040	4,300	4,300,000
Series 2016 E, Ref. GO Bonds	5.00%	08/01/2027	5,000	6,294,800
Series 2019 B-1, GO Bonds	5.00%	10/01/2032	1,000	1,343,890
Series 2019 B-1, GO Bonds	5.00%	10/01/2033	2,000	2,679,320
Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2036	4,645	6,266,151
Subseries 2015 F-5, VRD GO Bonds (g)	1.35%	06/01/2044	2,450	2,450,000
New York (City of), NY Transitional Finance Authority;
Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	5,000	6,480,400
Series 2019 C1, RB	4.00%	11/01/2036	5,000	6,054,100
New York (State of) Dormitory Authority;
Series 2019 A, RB	5.00%	10/01/2033	1,350	1,718,307
Series 2019 A, Ref. RB	5.00%	03/15/2037	3,000	3,923,130
Series 2020 D, Ref. RB	5.00%	02/15/2033	4,000	5,420,560
Series 2020 D, Ref. RB	4.00%	02/15/2036	7,870	9,678,526
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,755	2,288,345
Series 2018 A, Ref. RB	5.00%	08/01/2030	2,420	3,134,747
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB (f)	5.00%	12/01/2033	2,000	2,436,700
Series 2017, Ref. RB (f)	5.00%	12/01/2034	1,000	1,214,970
New York (State of) Housing Finance Agency (505 West 37th Street); Series 2009 A, VRD RB
(LOC-Landesbank Hessen-thrgn)(g)(h)	1.33%	05/01/2042	9,200	9,200,000
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2030	500	647,190
Series 2018 L, Ref. RB	5.00%	01/01/2031	1,000	1,289,280
Series 2019 B, RB	5.00%	01/01/2030	3,000	4,077,180
New York City (City of), NY Transitional Finance Authority; Series 2019 B-1, RB	4.00%	11/01/2038	5,000	6,068,400
New York City (City of), NY Water & Sewer System; Series 2020 DD-1, RB	5.00%	06/15/2030	5,000	6,945,650
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	2,660	3,846,387
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB (a)	5.00%	08/01/2026	5,000	5,248,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment);
Series 2018, RB (a)	5.00%	01/01/2029	$10,545	$13,208,983
Series 2018, RB (a)	5.00%	01/01/2032	5,000	6,213,800
Series 2018, RB (a)	5.00%	01/01/2036	2,500	3,083,525
Niagara Falls (City of), NY; Series 1994, GO Bonds (c)	6.90%	03/01/2020	5	5,000
Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB
(INS-AGM)(b)	5.00%	12/01/2031	1,000	1,307,150
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	2,770	2,842,214
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB (a)	5.00%	01/01/2032	1,250	1,409,050
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. RB (67% of 1 mo. USD LIBOR +
0.70%)(d)(e)	1.76%	02/01/2021	5,450	5,467,821
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, RB (67% of SOFR +
0.50%)(d)(e)	2.14%	10/01/2020	5,000	5,000,050
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2032	2,000	2,430,180
Series 2017 A, Ref. RB	5.00%	06/01/2033	1,500	1,816,710
Series 2017 A, Ref. RB	5.00%	06/01/2034	1,000	1,208,510
				184,869,451
North Carolina–2.15%
Charlotte (City of) & Mecklenburg (County of), NC Hospital Authority (Carolinas HealthCare System);
Series 2018 E, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(d)(e)	1.60%	12/01/2021	3,000	2,997,300
Charlotte (City of), NC (Charlotte Douglas International Airport);
Series 2017 A, RB	5.00%	07/01/2034	750	946,395
Series 2017 A, RB	5.00%	07/01/2035	1,000	1,259,770
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB (g)	1.32%	01/15/2048	1,500	1,500,000
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International
Paper Co.); Series 2019, Ref. RB (d)	2.00%	10/01/2024	1,500	1,539,630
New Hanover (County of), NC (New Hanover Regional Medical Center); Series 2017, Ref. RB	5.00%	10/01/2027	1,100	1,353,407
New Hanover (County of), NC North Carolina (New Hanover Regional Medical Center); Series 2017,
Ref. RB	5.00%	10/01/2034	1,000	1,201,780
North Carolina (State of); Series 2019, RB	5.00%	03/01/2032	3,000	3,938,910
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB (a)	5.00%	06/30/2026	1,700	2,012,171
Series 2015, RB (a)	5.00%	06/30/2027	1,215	1,434,733
Series 2015, RB (a)	5.00%	06/30/2029	1,340	1,574,835
Series 2015, RB (a)	5.00%	06/30/2030	1,405	1,646,365
North Carolina (State of) Medical Care Commission;
Series 2020 A, RB	5.00%	07/01/2031	1,000	1,335,350
Series 2020 A, RB	5.00%	07/01/2032	900	1,201,167
Series 2020 A, RB	5.00%	07/01/2033	1,250	1,661,437
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB	4.25%	03/01/2024	1,095	1,149,082
North Carolina (State of) Municipal Power Agency #1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2028	5,000	6,121,300
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS-AGM)(b)	5.00%	01/01/2031	1,250	1,549,538
Raleigh & Durham (Cities of) Airport Authority;
Series 2020 A, Ref. RB (a)	5.00%	05/01/2032	1,000	1,345,730
Series 2020 A, Ref. RB (a)	5.00%	05/01/2033	1,500	2,013,315
				37,782,215
North Dakota–0.21%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	4.38%	04/15/2026	695	727,109
Series 2016, RB	5.10%	04/15/2036	2,815	3,044,845
				3,771,954
Ohio–3.64%
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2021	1,250	1,299,587
American Municipal Power, Inc. (Combined Hydroelectric);
Series 2016 A, Ref. RB	4.00%	02/15/2035	3,000	3,364,680
Series 2018 A, RB (d)	2.25%	08/15/2021	1,500	1,514,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio–(continued)
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.88%	06/01/2047	$ 4,000	$4,004,960
Series 2020 A-2, Ref. RB	4.00%	06/01/2037	625	747,256
Series 2020 A-2, Ref. RB	4.00%	06/01/2039	500	593,710
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	3,775	4,269,072
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2037	1,195	1,378,612
Cincinnati City School District; Series 2006, Ref. GO Bonds (INS-NATL)(b)	5.25%	12/01/2031	3,000	4,316,880
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014
A, Ref. RB	5.75%	01/01/2024	660	699,376
Cleveland (City of), OH; Series 2012 A, Ref. RB (c)(d)	5.00%	01/01/2022	4,750	5,117,555
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.00%	02/15/2031	1,750	2,099,685
Series 2017, Ref. RB	5.00%	02/15/2032	3,980	4,768,120
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.25%	07/01/2033	1,000	1,019,230
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	3,335	3,748,040
Hamilton (County of), OH; Series 2016 A, Ref. RB	5.00%	12/01/2027	3,410	4,414,893
Hamilton (County of), OH (Christ Hospital); Series 2012, RB	5.25%	06/01/2023	1,500	1,640,460
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	750	818,032
Montgomery (County of), OH (St. Leonard); Series 2010, Ref. RB	6.00%	04/01/2020	140	140,483
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/15/2034	1,500	1,910,430
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2033	1,240	1,353,782
Ohio (State of);
Series 2020 A, Ref. RB	5.00%	01/15/2033	600	790,020
Series 2020 A, Ref. RB	5.00%	01/15/2034	1,000	1,313,680
Series 2020 A, Ref. RB	5.00%	01/15/2035	900	1,179,990
Ohio (State of) (Portsmouth Bypass); Series 2015, RB (a)	5.00%	12/31/2025	1,300	1,542,190
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB (a)(d)	2.60%	10/01/2029	7,500	7,774,500
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB (a)(f)	3.75%	01/15/2028	2,000	2,184,860
				64,004,483
Oklahoma–0.50%
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,068,294
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016
B-2, RB (j)	4.75%	11/01/2023	852	2,129
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (a)(d)	5.00%	06/01/2025	5,000	5,739,750
				8,810,173
Oregon–0.39%
Portland (Port of), OR; Series 2017 24-B, RB (a)	5.00%	07/01/2035	3,255	3,966,836
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	630	661,702
Tri-County Metropolitan Transportation District; Series 2011 A, RB (c)(d)	5.00%	10/01/2021	2,000	2,132,400
				6,760,938
Pennsylvania–5.88%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated
Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,529,920
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019,
Ref. RB	4.88%	11/01/2024	2,000	2,217,000
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB (f)	5.00%	05/01/2033	3,795	4,623,524
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	5,500	6,990,170
Series 2018, RB	5.00%	06/01/2031	2,000	2,533,180
Cumberland (County of), PA Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/2022	645	672,490
Series 2012, Ref. RB	5.25%	01/01/2027	1,275	1,345,903
Delaware River Joint Toll Bridge Commission; Series 2019 B, Ref. RB	5.00%	07/01/2031	370	491,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania–(continued)
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2029	$ 1,000	$1,140,940
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	1,139,720
Series 2018, Ref. RB	5.00%	12/01/2033	750	847,110
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.);
Series 2013, RB	4.25%	07/01/2020	710	713,742
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2030	3,500	4,506,110
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.72%)(d)(e)	1.87%	09/01/2023	2,800	2,800,028
Series 2019, Ref. RB	5.00%	09/01/2031	545	714,370
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities);
Series 2012, Ref. RB	5.00%	11/15/2025	2,000	2,164,960
Series 2012, Ref. RB	5.00%	11/15/2029	1,045	1,127,586
Series 2016, Ref. RB	5.00%	11/15/2033	2,000	2,404,560
Montgomery (County of), PA Industrial Development Authority (PECO Energy Company); Series 1999,
Ref. RB (a)(d)	2.70%	04/01/2020	4,380	4,384,730
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2012, RB	5.00%	07/01/2027	2,850	3,036,732
Pennsylvania (Commonwealth of);
First Series 2017, Ref. GO Bonds	5.00%	01/01/2026	5,400	6,647,022
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	382,197
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	475,747
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	537,502
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB (a)	5.00%	12/31/2027	5,965	7,258,093
Series 2015, RB (a)	5.00%	12/31/2034	2,630	3,151,660
Pennsylvania (State of) Turnpike Commission;
Series 2014 B-1, Ref. RB (SIFMA Municipal Swap Index + 0.98%)(e)	2.13%	12/01/2021	5,000	5,047,550
Series 2019 A, RB	5.00%	12/01/2031	1,860	2,433,271
Series 2019 A, RB	5.00%	12/01/2034	1,400	1,847,272
Pennsylvania Turnpike Commission; Subseries 2017, Ref. RB	5.00%	12/01/2031	4,075	5,135,967
Philadelphia (City of), PA; Series 2019 B, GO Bonds	5.00%	02/01/2033	1,200	1,577,076
Philadelphia (City of), PA Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,192,860
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,188,410
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health
System);
Series 2017, Ref. RB	5.00%	07/01/2027	3,480	4,239,197
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,776,445
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,661,260
Philadelphia School District; Series 2007 A, Ref. GO Bonds (INS -NATL)(b)	5.00%	06/01/2025	2,400	2,895,408
School District of Philadelphia (The);
Series 2019 A, GO Bonds	5.00%	09/01/2027	1,500	1,880,880
Series 2019 A, GO Bonds	5.00%	09/01/2031	1,000	1,296,400
Series 2019 B, GO Bonds	5.00%	09/01/2027	1,725	2,163,012
State Public School Building Authority (School District of Philidelphia (The)); Series 2016 A, Ref. RB
(INS-AGM)(b)	5.00%	06/01/2031	120	147,418
Washington (County of), PA Industrial Development Authority (Washington Jefferson College);
Series 2010, RB (c)(d)	5.00%	05/01/2020	1,000	1,006,790
				103,326,182
Puerto Rico–0.95%
Children's Trust Fund; Series 2002, RB	5.38%	05/15/2033	2,200	2,260,544
Puerto Rico (Commonwealth of);
Series 2001 A, GO Bonds (INS-NATL)(b)	5.50%	07/01/2029	1,570	1,746,986
Series 2006 A, GO Bonds (CPI RATE + 1.02%) (INS -AGC)(b)(e)	3.48%	07/01/2020	1,060	1,060,000
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. RB
(INS-AGM)(b)	5.50%	07/01/2030	2,535	2,899,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (i)	0.00%	07/01/2027	$ 5,700	$4,875,894
Series 2018 A-1, RB	4.50%	07/01/2034	3,468	3,816,846
				16,659,702
Rhode Island–0.68%
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise);
Series 2013 C, Ref. RB	5.00%	09/15/2022	1,000	1,099,560
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,624,425
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	1,059,768
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,267,888
Series 2015 A, Ref. RB	5.00%	06/01/2035	5,000	5,759,300
Series 2015 B, Ref. RB	2.25%	06/01/2041	1,125	1,127,857
				11,938,798
South Carolina–0.75%
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB	5.00%	10/01/2026	4,650	5,009,631
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. RB	5.00%	01/01/2021	2,000	2,006,200
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2023	1,000	1,078,350
Series 2013, RB	5.00%	05/01/2028	1,250	1,334,550
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. RB (c)(d)	5.25%	08/01/2023	3,215	3,696,607
				13,125,338
South Dakota–0.06%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB
(c)(d)	5.00%	09/01/2020	1,105	1,127,741

Tennessee–1.33%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	4.25%	06/01/2021	745	750,923
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health);
Series 2018 A, Ref. RB	5.00%	07/01/2034	3,000	3,358,110
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,500	3,101,825
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Blakeford at Green Hills); Series 2012, Ref. RB	5.00%	07/01/2022	500	538,930
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2035	1,115	1,428,393
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,218,240
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,421,680
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur
Healthcare); Series 2017 A, RB	5.00%	05/01/2031	1,185	1,476,380
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown,
Inc.); Series 2014, RB	5.00%	12/01/2029	650	713,089
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2016 A, Ref. RB (f)	5.00%	09/01/2037	750	746,535
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2023	1,360	1,504,921
Series 2006 C, RB	5.00%	02/01/2024	3,225	3,675,597
Series 2006 C, RB	5.00%	02/01/2027	150	182,749
Series 2018, RB (d)	4.00%	11/01/2025	2,000	2,294,900
				23,412,272
Texas–8.62%
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, RB	5.88%	03/01/2024	255	269,275
Series 2014 A, RB	6.63%	03/01/2029	1,000	1,112,400
Austin (City of), TX; Series 2019 B, RB (a)	5.00%	11/15/2034	2,000	2,600,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2032	$ 1,075	$1,275,509
Series 2017, Ref. RB	5.00%	01/01/2033	1,200	1,445,808
Bexar (County of), TX Hospital District; Series 2020, Ref. GO Bonds	5.00%	02/15/2031	2,000	2,630,120
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/2023	1,670	1,676,363
Series 2005 A, RB	5.50%	04/01/2025	1,610	1,615,989
Central Texas Turnpike System; Series 2015 C, Ref. RB	5.00%	08/15/2027	1,470	1,725,677
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2033	1,250	1,452,350
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	4.88%	08/15/2027	500	570,540
Series 2015 A, RB	5.13%	08/15/2030	3,000	3,440,010
Series 2018 D, RB	5.75%	08/15/2033	5,000	5,850,850
Dallas Area Rapid Transit; Series 2019, Ref. RB	5.00%	12/01/2032	2,000	2,695,700
Dallas-Fort Worth (Cities of), TX International Airport;
Series 2013 F, Ref. RB	5.25%	11/01/2033	3,500	4,026,330
Series 2014 A, Ref. RB (a)	5.25%	11/01/2026	2,000	2,305,440
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	150	162,156
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	166,826
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	302,039
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,147,000
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP-Texas Permanent School
Fund)	6.00%	02/15/2028	2,000	2,496,040
Frisco Independent School District; Series 2019, Ref. GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/15/2036	3,375	4,400,561
Grand Parkway Transportation Corp.;
Series 2020, Ref. RB	4.00%	10/01/2037	1,000	1,215,930
Series 2020, Ref. RB	4.00%	10/01/2038	2,250	2,727,180
Gulf Coast Waste Disposal Authority;
Series 2013, RB (INS-AGM)(b)	5.00%	10/01/2021	1,250	1,331,125
Series 2013, RB (INS-AGM)(b)	5.00%	10/01/2023	2,610	2,884,207
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, RB	4.00%	01/01/2023	995	1,040,710
Series 2013 A, RB	5.00%	01/01/2033	1,090	1,161,450
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. RB (SIFMA Municipal Swap Index + 0.75%)(e)	1.90%	06/01/2020	2,000	2,002,280
Harris County Cultural Education Facilities Finance Corp. (Methodist Hospital); Series 2008 C-2, VRD
RB (g)	1.35%	12/01/2027	10,300	10,300,000
Harris County Cultural Education Facilities Finance Corp. (Texas Children's Hospital); Series 2015, RB
(68% of 1 mo. USD LIBOR + 0.85%)(d)(e)	1.94%	06/01/2020	5,000	5,001,650
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,625,625
Harris Health Facilities Development Corp. (Methodist Hospital System); Series 2008 A-2, VRD RB (g)	2.16%	12/01/2041	7,200	7,200,000
Hopkins (County of), TX Hospital District; Series 2008, RB	5.50%	02/15/2023	315	315,854
Houston (City of), TX; Series 2011 A, Ref. RB (a)	5.00%	07/01/2025	1,000	1,053,580
Houston (City of), TX Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref.
RB (a)	5.00%	07/15/2020	5,000	5,066,600
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB (c)	5.88%	05/15/2021	265	273,485
Series 2012 A, RB	4.00%	02/15/2022	175	181,764
Lower Colorado River Authority;
Series 2019 A, RB	5.00%	05/15/2031	400	527,020
Series 2019, Ref. RB	5.00%	05/15/2030	1,200	1,587,216
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref.
RB	5.00%	02/15/2024	285	294,154
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, RB	6.25%	01/01/2033	1,600	1,777,584
New Hope Cultural Education Facilities Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2029	2,105	2,425,149
Series 2018, Ref. RB	5.00%	10/01/2030	2,210	2,536,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.);
Series 2014, RB	5.25%	01/01/2029	$ 1,500	$1,654,125
Series 2014, RB	5.50%	01/01/2035	1,400	1,563,492
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village);
Series 2017, Ref. RB	5.00%	01/01/2027	1,090	1,228,463
Series 2017, Ref. RB	5.00%	01/01/2029	1,205	1,352,829
Series 2017, Ref. RB	5.00%	01/01/2037	2,000	2,214,080
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016
B-1, RB	3.25%	11/15/2022	320	320,099
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB	5.00%	04/01/2029	620	686,799
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB (f)	4.63%	08/15/2025	915	985,693
North Texas Tollway Authority;
Series 2008 I, Ref. RB (INS-AGC)(b)(l)	6.20%	01/01/2042	4,500	5,584,725
Series 2017 B, Ref. RB (INS-AGM)(b)	4.00%	01/01/2034	750	863,528
Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,318,470
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas, LLC);
Series 2016 A, RB	5.00%	08/15/2036	1,960	2,162,899
SA Energy Acquisition Public Facility Corp.; Series 2007, RB	5.50%	08/01/2021	1,475	1,567,129
San Antonio (City of), TX; Series 2020 A, Ref. RB	5.00%	05/15/2031	1,000	1,360,050
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus
Christi, Inc.-Mirador); Series 2017 A, RB (j)	4.13%	11/15/2038	2,680	26,800
Temple (City of), TX; Series 2018 A, RB (f)	5.00%	08/01/2038	4,000	4,480,240
Texas (State of) Transportation Commission;
Series 2019, RB (i)	0.00%	08/01/2034	1,400	926,884
Series 2019, RB (i)	0.00%	08/01/2035	1,250	776,475
Series 2019, RB (i)	0.00%	08/01/2036	1,000	589,010
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,843,100
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	2,550	3,036,132
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, RB	5.00%	12/15/2021	2,600	2,780,050
Series 2012, RB	5.00%	12/15/2022	500	553,445
Series 2012, RB	5.00%	12/15/2023	3,950	4,377,745
Series 2012, RB	5.00%	12/15/2028	1,775	1,959,724
Series 2012, RB	5.00%	12/15/2032	1,775	1,949,980
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes); Series 2019 A, Ref. RB	5.00%	12/31/2032	3,000	3,972,750
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, RB	4.63%	08/15/2022	260	268,494
Series 2012 A, RB	5.00%	08/15/2027	1,085	1,127,792
				151,427,373
Utah–0.30%
Salt Lake City (City of), UT; Series 2017 A, RB (a)	5.00%	07/01/2034	3,500	4,336,290
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010,
RB	6.38%	07/15/2040	1,000	1,014,650
				5,350,940
Vermont–0.21%
University of Vermont & State Agricultural College;
Series 2019 B, Ref. RB	5.00%	10/01/2035	1,220	1,753,835
Series 2019 B, Ref. RB	5.00%	10/01/2036	1,375	2,002,509
				3,756,344
Virgin Islands–0.17%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B,
Ref. RB	5.00%	10/01/2025	2,950	2,955,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Virginia–0.91%
Dulles Town Center Community Development Authority (Dulles Town Center);
Seires 2012, Ref. RB	5.00%	03/01/2022	$ 1,100	$1,155,374
Series 2012, Ref. RB	5.00%	03/01/2021	1,395	1,433,070
Series 2012, Ref. RB	4.25%	03/01/2026	700	720,517
Fairfax (County of), VA Economic Development Authority (Vinson Hall, LLC); Series 2013 A, RB	4.00%	12/01/2022	530	552,790
Fairfax (County of), VA Economic Development Authority (Wiehle Ave Metrorail Station); Series 2020,
Ref. RB	5.00%	08/01/2029	3,100	4,123,155
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, RB (a)	5.00%	07/01/2034	5,000	5,346,150
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB (a)	5.00%	01/01/2027	2,500	2,716,200
				16,047,256
Washington–2.20%
Chelan (County of), WA Public Utility District No. 1; Series 2011 A, Ref. RB (a)	5.50%	07/01/2025	1,000	1,058,790
Energy Northwest (Columbia Generating Station); Series 2019 A, Ref. RB	5.00%	07/01/2038	2,360	3,082,726
Energy Northwest (Project #3); Series 2017 A, Ref. RB	5.00%	07/01/2028	1,000	1,283,690
Seattle (Port of), WA;
Series 2016 B, Ref. RB (a)	5.00%	10/01/2028	3,730	4,556,232
Series 2019, RB (a)	5.00%	04/01/2032	2,000	2,571,600
Seattle (Port of), WA (SEATAC Fuel Facilities LLC);
Series 2013, Ref. RB (a)	5.00%	06/01/2021	650	682,481
Series 2013, Ref. RB (a)	5.00%	06/01/2024	1,560	1,758,650
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2033	2,250	2,929,523
Washington (State of) Convention Center Public Facilities District; Series 2018, RB	5.00%	07/01/2031	2,425	3,101,163
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB
(SIFMA Municipal Swap Index + 1.40%)(d)(e)	2.55%	01/01/2025	3,350	3,493,213
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2027	500	580,515
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	5.00%	08/15/2032	1,500	1,832,535
Series 2017, Ref. RB	5.00%	08/15/2037	1,360	1,643,424
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB (f)	5.00%	07/01/2031	1,350	1,503,549
Series 2016 A, Ref. RB (f)	5.00%	07/01/2036	1,450	1,599,814
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB (f)	5.00%	07/01/2038	830	916,403
Washington (State of) Housing Finance Commission (Transforming Age);
Series 2019 A, RB (f)	5.00%	01/01/2034	745	873,900
Series 2019 A, RB (f)	5.00%	01/01/2039	1,400	1,625,120
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,541,794
				38,635,122
West Virginia–0.29%
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District); Series 2017 A, Ref. RB (f)	5.50%	06/01/2037	2,000	2,275,840
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB (a)(f)	6.75%	02/01/2026	2,000	2,043,260
Series 2018, RB (a)(f)	8.75%	02/01/2036	640	660,051
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB (j)	6.00%	10/01/2020	240	132,000
				5,111,151
Wisconsin–2.31%
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB (f)	6.25%	08/01/2027	5,000	6,068,800
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	1,930	2,203,679
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB (f)	4.38%	06/15/2029	2,105	2,221,975
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 A, Ref. RB (a)	5.38%	11/01/2021	1,370	1,374,617
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,750,320
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,916,441
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019 B-2, Ref. RB	2.55%	11/01/2027	2,000	2,031,000
Series 2019 B-3, Ref. RB	2.25%	11/01/2026	1,000	1,014,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

				Principal
		Interest	Maturity	Amount
		Rate	Date	(000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB		5.00%	06/01/2025	$2,450	$2,656,143
Series 2012, RB		5.00%	06/01/2026	1,000	1,083,680
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB (f)		5.00%	06/01/2025	1,000	1,113,280
Series 2016 A, RB (f)		4.63%	06/01/2036	125	132,245
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1,
RB (f)		6.25%	01/01/2038	3,250	3,511,105
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB		5.20%	12/01/2037	4,000	4,862,160
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB		5.00%	04/01/2022	315	326,138
Series 2015, Ref. RB		5.00%	04/01/2025	995	1,078,550
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB (f)		4.13%	12/01/2024	2,900	3,065,590
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated
Group); Series 2017, Ref. RB		5.00%	08/01/2032	3,700	4,092,718
					40,503,171
Wyoming–0.11%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS-BAM)(b)		5.00%	01/01/2031	1,500	1,848,436
TOTAL INVESTMENTS IN SECURITIES(o)–102.91% (Cost $1,679,844,850)					1,807,426,128
FLOATING RATE NOTE OBLIGATIONS–(2.29)%
Notes with interest and fee rates ranging from 1.70% to 1.77% at 02/29/2020 and
	contractual maturities of collateral ranging from 09/01/2022 to 06/01/2032 (See
	Note 1J)(p)				(40,145,000)

OTHER ASSETS LESS LIABILITIES–(0.62)%					(10,945,003)
NET ASSETS –100.00%					$1,756,336,125
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
BAM	– Build America Mutual Assurance Co.
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR – London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA – Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

(a)Security subject to the alternative minimum tax.

(b)Principal and/or interest payments are secured by the bond insurance company listed.

(c)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(d)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(f)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $111,984,575, which represented 6.38% of the Fund's Net Assets.

(g)Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2020.

(h)Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(i)Zero coupon bond issued at a discount.

(j)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $1,305,737, which represented less than 1% of the Fund's Net Assets.

(k)Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.

(l)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(m)Security subject to crossover refunding.

(n)Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $9,800,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuer's obligations. No concentration of any single entity was greater than 5% each.

(p)Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $70,926,713 are held by TOB Trusts and serve as collateral for the $40,145,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)

					Unrealized
Short Futures Contracts	Number of	Expiration	Notional		Appreciation
	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	486	June-2020	$(65,488,500)	$(849,125)	$(849,125)

(a)Futures contracts collateralized by $590,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,679,844,850)	$1,807,426,128
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	590,000
Receivable for:
Investments sold	944,020
Fund shares sold	5,083,776
Interest	17,409,839
Investment for trustee deferred compensation and
retirement plans	91,784
Other assets	75,157
Total assets	1,831,620,704
Liabilities:
Floating rate note obligations	40,145,000
Other investments:
Variation margin payable - futures contracts	691,029
Payable for:
Investments purchased	28,815,719
Dividends	963,855
Fund shares reacquired	3,788,022
Amount due custodian	17,931
Accrued fees to affiliates	642,304
Accrued trustees' and officers' fees and benefits	4,045
Accrued other operating expenses	112,146
Trustee deferred compensation and retirement plans	104,528
Total liabilities	75,284,579
Net assets applicable to shares outstanding	$1,756,336,125
Net assets consist of:
Shares of beneficial interest	$1,657,902,807
Distributable earnings	98,433,318
$1,756,336,125
Net Assets:
Class A	$1,114,423,118
Class C	$145,442,784
Class Y	$492,201,821
Class R6	$4,268,402

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	95,592,278
Class C	12,512,256
Class Y	42,249,790
Class R6	366,468
Class A:
Net asset value per share	$11.66
Maximum offering price per share
(Net asset value of $11.66 ÷ 97.50%)	$11.96
Class C:
Net asset value and offering price per share	$11.62
Class Y:
Net asset value and offering price per share	$11.65
Class R6:
Net asset value and offering price per share	$11.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$52,342,966
Expenses:
Advisory fees	7,080,006
Administrative services fees	216,468
Custodian fees	16,685
Distribution fees:
Class A	2,360,185
Class C	1,193,653
Interest, facilities and maintenance fees	819,490
Transfer agent fees — A, C and Y	1,315,852
Transfer agent fees — R6	802
Trustees' and officers' fees and benefits	36,910
Registration and filing fees	116,541
Reports to shareholders	86,233
Professional services fees	71,917
Other	36,726
Total expenses	13,351,468
Less: Expenses reimbursed and/or expense offset arrangement(s)	(25,328)
Net expenses	13,326,140
Net investment income	39,016,826
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,684
Futures contracts	(3,391,804)

(3,379,120)
Change in net unrealized appreciation (depreciation) of:
Investment securities	93,277,088
Futures contracts	(1,002,219)
92,274,869
Net realized and unrealized gain	88,895,749
Net increase in net assets resulting from operations	$127,912,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$39,016,826	$37,741,736
Net realized gain (loss)	(3,379,120)	(4,342,919)
Change in net unrealized appreciation	92,274,869	8,839,709
Net increase in net assets resulting from operations	127,912,575	42,238,526
Distributions to shareholders from distributable earnings:
Class A	(25,893,042)	(21,992,216)

Class C	(2,382,441)	(4,350,818)

Class Y	(13,586,786)	(11,651,405)

Class R6	(24,766)	(312)

Total distributions from distributable earnings	(41,887,035)	(37,994,751)
Share transactions–net:
Class A	212,649,338	78,379,131
Class C	32,464,371	(130,236,175)
Class Y	53,468,799	77,124,676
Class R6	4,162,766	—
Net increase in net assets resulting from share transactions	302,745,274	25,267,632
Net increase in net assets	388,770,814	29,511,407
Net assets:
Beginning of year	1,367,565,311	1,338,053,904
End of year	$1,756,336,125	$1,367,565,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Supplemental
											ratio of
											expenses
									Ratio of	Ratio of	to average
									expenses	expenses	net assets
			Net gains						to average	to average net	with fee waivers
			(losses)						net assets	assets without	(excluding	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	interest,	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	facilities and	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	maintenance	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000's omitted)	absorbed	absorbed	fees)	net assets	turnover (c)
Class A									0.89%(d)	0.89%(d)	0.84%(d)	2.56%(d)
Year ended 02/29/20	$11.02	$0.29	$ 0.66	$ 0.95	$(0.31)	$11.66	8.75% $1,114,423						11%
Year ended 02/28/19	10.99	0.31	0.03	0.34	(0.31)	11.02	3.19	848,116	0.88	0.91	0.84	2.85	27
Year ended 02/28/18	10.97	0.31	0.02	0.33	(0.31)	10.99	3.03	766,748	0.87	0.91	0.84	2.79	16
Year ended 02/28/17	11.29	0.30	(0.33)	(0.03)	(0.29)	10.97	(0.30)	701,376	0.85	0.90	0.82	2.71	20
Year ended 02/29/16	11.23	0.32	0.04	0.36	(0.30)	11.29	3.25	648,535	0.82	0.90	0.80	2.88	7
Class C							7.87(e)	145,443	1.64(d)(e)	1.64(d)(e)	1.59(d)(e)	1.81(d)(e)	11
Year ended 02/29/20	10.99	0.20	0.66	0.86	(0.23)	11.62
Year ended 02/28/19	10.96	0.23	0.03	0.26	(0.23)	10.99	2.42(e)	106,166	1.63(e)	1.66(e)	1.59(e)	2.10(e)	27
Year ended 02/28/18	10.94	0.23	0.02	0.25	(0.23)	10.96	2.26(e)	236,475	1.62(e)	1.66(e)	1.59(e)	2.04(e)	16
Year ended 02/28/17	11.26	0.22	(0.34)	(0.12)	(0.20)	10.94	(1.06)(e)	234,811	1.60(e)	1.65(e)	1.57(e)	1.96(e)	20
Year ended 02/29/16	11.20	0.24	0.04	0.28	(0.22)	11.26	2.53(e)	204,971	1.57(e)	1.65(e)	1.55(e)	2.13(e)	7
Class Y									0.64(d)	0.64(d)	0.59(d)	2.81(d)	11
Year ended 02/29/20	11.02	0.32	0.65	0.97	(0.34)	11.65	8.93	492,202
Year ended 02/28/19	10.98	0.34	0.04	0.38	(0.34)	11.02	3.54	413,274	0.63	0.66	0.59	3.10	27
Year ended 02/28/18	10.96	0.34	0.02	0.36	(0.34)	10.98	3.29	334,820	0.62	0.66	0.59	3.04	16
Year ended 02/28/17	11.28	0.33	(0.33)	0.00	(0.32)	10.96	(0.05)	271,646	0.60	0.65	0.57	2.96	20
Year ended 02/29/16	11.22	0.35	0.04	0.39	(0.33)	11.28	3.51	212,783	0.57	0.65	0.55	3.13	7
Class R6									0.64(d)	0.64(d)	0.59(d)	2.81(d)	11
Year ended 02/29/20	11.01	0.32	0.66	0.98	(0.34)	11.65	9.03	4,268
Year ended 02/28/19	10.97	0.34	0.04	0.38	(0.34)	11.01	3.54	10	0.63	0.67	0.59	3.10	27
Year ended 02/28/18(f)	10.99	0.31	(0.02)	0.29	(0.31)	10.97	2.65	10	0.62(g)	0.67(g)	0.59(g)	3.04(g)	16

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $944,074, $119,365, $453,494 and $846 for Class A, Class C, Class Y and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets, reflect actual 12b-1 fees of 1.00% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(f)Commencement date of April 4, 2017.

(g)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal

35	Invesco Intermediate Term Municipal Income Fund

Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the

Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

36	Invesco Intermediate Term Municipal Income Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service. The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund's shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.500%
Over $500 million	0.450%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.59%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 29, 2020, the Adviser reimbursed class level expenses of $15,486, $1,958, $7,439, and $0 of Class A, Class C, Class Y, and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively.

37	Invesco Intermediate Term Municipal Income Fund

With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $149,783 in front-end sales commissions from the sale of Class A shares and $129,396 and $3,326 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,807,426,128	$—	$1,807,426,128
Other Investments - Liabilities*
Futures Contracts	(849,125)	—	—	(849,125)
Total Investments	$(849,125)	$1,807,426,128	$—	$1,806,577,003

*Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Value
Interest
Derivative Liabilities	Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded	$(849,125)
Derivatives not subject to master netting agreements	849,125

Total Derivative Liabilities subject to master netting agreements	$-

Effect of Derivative Investments for the year ended February 29, 2020
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(3,391,804)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,002,219)
Total	$(4,394,023)

38	Invesco Intermediate Term Municipal Income Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures

Contracts

Average notional value	$32,885,001

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Fund engaged in securities purchases of $106,046,323 and securities sales of $104,382,043, which did not result in any net realized gains (losses).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $445.

NOTE 7—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Trust may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Trust's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2020 were $40,007,500 and 2.04%, respectively.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income-tax-exempt	$41,887,035	$37,994,751

Tax Components of Net Assets at Period-End:
		2020
Undistributed tax-exempt income		$220,879
Net unrealized appreciation — investments		127,676,629
Temporary book/tax differences		(88,699)

Capital loss carryforward		(29,375,491)

Shares of beneficial interest		1,657,902,807
Total net assets		$1,756,336,125

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to TOBS accretion of bond discount and defaulted bonds and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

39	Invesco Intermediate Term Municipal Income Fund

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$20,278,016	$9,097,475	$29,375,491

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $480,760,505 and $170,843,255, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$131,433,612
Aggregate unrealized (depreciation) of investments	(3,756,983)
Net unrealized appreciation of investments	$127,676,629

Cost of investments for tax purposes is $1,678,899,359.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, federal income tax under distribution, non-deductible federal income tax expense and market discount, on February 29, 2020, undistributed net investment income was decreased by $56,152, undistributed net realized gain (loss) was increased by $29,497 and shares of beneficial interest was increased by $26,655. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	36,871,281	$ 419,216,381	26,873,300	$294,160,713
Class C	6,293,548	71,369,191	3,454,954	37,731,473
Class Y	13,483,869	152,813,307	19,035,068	208,316,573
Class R6	364,895	4,155,100	-	-
Issued as reinvestment of dividends:
Class A	1,587,358	18,051,345	1,480,164	16,216,458
Class C	170,204	1,930,123	322,679	3,524,937
Class Y	889,370	10,103,888	784,161	8,584,058
Class R6	2,045	23,518	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	510,266	5,791,917	-	-
Class C	(511,711)	(5,791,917)	-	-
Reacquired:
Class A	(20,311,458)	(230,410,305)	(21,200,690)	(231,998,040)

Class C	(3,098,952)	(35,043,026)	(15,698,929)	(171,492,585)

Class Y	(9,639,835)	(109,448,396)	(12,796,537)	(139,775,955)
Class R6	(1,383)	(15,852)	-	-
Net increase in share activity	26,609,497	$ 302,745,274	2,254,170	$25,267,632

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would .

The reorganization is expected to be consummated on May 15, 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

NOTE 14—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's

40	Invesco Intermediate Term Municipal Income Fund

ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

41	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,028.60	$4.49	$1,020.44	$4.47	0.89%

Class C	1,000.00	1,024.80	8.26	1,016.71	8.22	1.64

Class Y	1,000.00	1,029.90	3.23	1,021.68	3.22	0.64

Class R6	1,000.00	1,030.80	3.18	1,021.73	3.17	0.63

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

43	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

44	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Person
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1993	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997		229	Member, Board of Directors of
Trustee				Baylor College of Medicine
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
Investment Funds and Private Equity, Overseas Private Investment	materials
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation)
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		and its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit legal advocacy);
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
Board Member
Director of Columbia Equity Financial Corp. (privately held financial advisor)
and Investment

Committee
Member of
Pulitzer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas

Formerly: Executive Vice President and General Counsel, Texas Children's

Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,

University of St. Thomas; Attorney, Andrews & Kurth LLP

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Intermediate Term Municipal Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Limited Term Municipal Income Fund

Nasdaq:

A: ATFAX ￿ A2: AITFX ￿ C: ATFCX ￿ Y: ATFYX ￿ R5: ATFIX ￿ R6: ATFSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

26 Financial Statements

29 Financial Highlights

30 Notes to Financial Statements

35Report of Independent Registered Public Accounting Firm

36Fund Expenses

37Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Limited Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Limited Term Municipal Income Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund's style-specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.68%
Class A2 Shares	5.02
Class C Shares	3.99
Class Y Shares	5.02
Class R5 Shares	5.10
Class R6 Shares	5.01
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond Investment Grade Short Intermediate Index￿ (Style-Specific
Index)	5.04
Lipper Short-Intermediate Municipal Debt Funds Index￿ (Peer Group Index)	4.96

Source(s): ￿RIMES Technologies; ￿Lipper Inc.

25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his-

Market conditions and your Fund

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	81.6%
General Obligation Bonds	15.5
Pre-Refunded Bonds	1.5
Other	1.4

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of

Top Five Debt Holdings

% of total net assets

1.Ohio (State of) (Cleveland Clinic Health System Obligated Group)

Series 2019 E, VRD RB	1.5%

2.New York (City of), NY Transitional Finance Authority

Subseries 2014 D-4, VRD RB	1.1

3.Harris Health Facilities Development Corp. (Methodist Hospital System) Series 2008

A-2, VRD RB	1.0

4.Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health)

Series 2018 H, VRD RB	0.9
5. Chesapeake Bay Bridge & Tunnel
District Series 2019, RAN	0.9

tory has shown.

During the fiscal year, the Fund's over- weight allocation to revenue bonds compared to general obligation bonds benefited the Fund's performance relative to its style- specific benchmark. At the sector level, secu- rity selection in health care and transporta- tion bonds aided the Fund's relative performance. On a state level, security selec- tion in Illinois and New Jersey holdings also benefited the Fund's relative performance.

Over the fiscal year, security selection in state and local general obligation sectors de- tracted from the Fund's performance relative to its style-specific benchmark. Security selec- tion in high quality bonds (AAA and AA-rated† specifically) also detracted from relative per- formance. On a state level, security selection in California and New York domiciled bonds moderately detracted from the Fund's rela- tive performance.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Limited Term Municipal Income Fund

securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg L.P.

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Limited Term Municipal Income Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$20,000

15,000

10,000

5,000

$15,615 S&P Municipal Bond Index1

$13,407 Invesco Limited Term Municipal Income Fund — Class A2 Shares

$12,538 Lipper Short-Intermediate Municipal Debt Funds Index2

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index does not have 10 years of performance history.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Limited Term Municipal Income Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (10/31/02)		3.01%
10 Years		2.56
5	Years	1.32
1	Year	2.04
Class A2 Shares
Inception (5/11/87)		4.68%
10 Years		2.98
5	Years	1.88
1	Year	4.01
Class C Shares
10 Years		2.04%
5	Years	1.07
1	Year	2.99
Class Y Shares
Inception (10/3/08)		3.84%
10 Years		3.08
5	Years	2.10
1	Year	5.02
Class R5 Shares
Inception (7/30/04)		3.47%
10 Years		3.08
5	Years	2.10
1	Year	5.10
Class R6 Shares
10 Years		2.92%
5	Years	2.03
1	Year	5.01

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum applicable sales charge unless other- wise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and princi- pal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1% sales charge. The CDSC on Class C shares is 1% for the first year after pur- chase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund's investment objective is federal tax-exempt current income.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representa- tive of investment grade US municipal bonds with maturities between one and eight years.

￿The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short- intermediate municipal debt funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–100.12%
Alabama–1.35%
Birmingham (City of), AL Airport Authority; Series 2010, Ref. RB (INS-AGM)(a)	6.00%	07/01/2022	$ 2,365	$2,405,465
Black Belt Energy Gas District (The); Series 2016 A, RB (b)	4.00%	06/01/2021	5,000	5,185,350
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB (b)	4.00%	12/01/2025	8,000	9,212,400
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB (b)	2.00%	10/01/2024	2,000	2,052,840
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(b)(c)	1.96%	04/01/2024	8,625	8,712,457
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(b)(c)	1.80%	04/01/2024	2,875	2,887,449
				30,455,961
Alaska–0.49%
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. RB (b)(d)	5.25%	04/01/2020	765	767,655
Alaska (State of) Municipal Bond Bank Authority; Series 2016-3, Ref. RB	5.00%	12/01/2025	4,635	5,664,526
North Slope (Borough of), AK;
Series 2018 A, GO Bonds	5.00%	06/30/2021	1,000	1,055,230
Series 2018 A, GO Bonds	5.00%	06/30/2022	1,710	1,804,238
Valdez (City of), AK (BP Pipelines); Series 2003 B, Ref. RB	5.00%	01/01/2021	1,800	1,858,122
				11,149,771
Arizona–3.90%
Arizona (State of);
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2021	2,000	2,006,560
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2022	2,000	2,006,560
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2023	2,000	2,006,560
Series 2019, Ref. RB	5.00%	07/01/2026	10,000	12,552,600
Series 2019, Ref. RB	5.00%	07/01/2027	10,500	13,548,255
Arizona (State of) Industrial Development Authority; Series 2019 A-2, RB	3.63%	05/20/2033	15,912	18,517,612
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2023	550	601,167
Series 2019 A, RB	5.00%	01/01/2024	555	622,754
Series 2019 A, RB	5.00%	01/01/2025	605	696,470
Series 2019 A, RB	5.00%	01/01/2026	735	864,963
Series 2019 A, RB	5.00%	01/01/2027	800	958,024
Series 2019 B, RB	5.00%	01/01/2043	1,370	1,575,568
Arizona (State of) Water Infrastructure Finance Authority; Series 2014 A, Ref. RB	5.00%	10/01/2024	5,000	5,943,950
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public
Schools); Series 2016 A, RB (e)	5.00%	02/15/2026	1,150	1,293,762
Maricopa (County of), AZ Industrial Development Authority (Banner Health); Series 2017 C, RB (b)	5.00%	10/18/2024	7,500	8,877,750
Maricopa (County of), AZ Special Health Care District;
Series 2018 C, GO Bonds	5.00%	07/01/2024	2,000	2,350,760
Series 2018 C, GO Bonds	5.00%	07/01/2025	2,475	3,000,863
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	2,000	2,021,480
Phoenix Civic Improvement Corp.;
Series 2014 B, Ref. RB	5.00%	07/01/2027	2,450	2,883,674
Series 2017 D, Ref. RB	5.00%	07/01/2024	5,080	5,975,655
				88,304,987
California–6.52%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. RB (70% of 3 mo. USD LIBOR
+ 0.55%)(b)(c)	1.89%	04/01/2021	1,000	1,003,440
California (State of);
Series 2013 C, GO Bonds (70% of 1 mo. USD LIBOR + 0.70%)(b)(c)	1.76%	12/01/2020	8,000	8,010,560
Series 2013 E, GO Bonds (SIFMA Municipal Swap Index + 0.43%)(b)(c)	1.58%	12/01/2023	7,000	7,034,020
Series 2016 B, GO Bonds (70% of 1 mo. USD LIBOR + 0.76%)(b)(c)	1.82%	12/01/2021	10,000	10,059,700
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health);
Series 2016 B-2, Ref. RB (b)	4.00%	10/01/2024	5,000	5,712,350
California (State of) Infrastructure & Economic Development Bank; Series 2019, Ref. RB (b)	1.75%	08/01/2026	5,240	5,409,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	4.00%	06/01/2026	$ 1,975	$2,124,942
California (State of) Municipal Finance Authority (Anaheim System Distribution Facilities);
Series 2015 A, RB (SIFMA Municipal Swap Index + 0.35%)(b)(c)	1.50%	12/01/2020	3,500	3,500,945
California (State of) Municipal Finance Authority (Humangood Obligation Group);
Series 2019 A, Ref. RB	4.00%	10/01/2028	750	885,622
Series 2019 A, Ref. RB	4.00%	10/01/2029	1,000	1,177,040
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing);
Series 2019, RB (INS-BAM)(a)	5.00%	05/15/2024	350	408,184
Series 2019, RB (INS-BAM)(a)	5.00%	05/15/2025	500	600,680
California Infrastructure & Economic Development Bank (California Academy of Sciences);
Series 2018 C, Ref. RB (70% of 1 mo. USD LIBOR +0.38%)(b)(c)	1.51%	08/01/2021	5,000	5,007,450
California Infrastructure & Economic Development Bank (The J. Paul Getty Trust); Series 2011 A-3,
Ref. RB (70% of 3 mo. USD LIBOR + 0.37%)(b)(c)	1.48%	04/01/2020	7,000	7,001,750
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS-AGM)(a)(f)	0.00%	08/01/2021	1,500	1,479,255
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB	5.00%	06/01/2024	6,500	7,582,575
Series 2017 A-1, Ref. RB	5.00%	06/01/2025	10,000	12,035,100
Series 2017 A-1, Ref. RB	5.00%	06/01/2028	11,765	14,933,550
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, GO Bonds
(INS-AGC)(a)(f)	0.00%	08/01/2025	3,000	2,823,060
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS-AGM)(a)(f)	0.00%	08/01/2020	1,000	995,950
Los Angeles (City of), CA Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	2,000	2,124,920
Mizuho Floater/Residual Trust; Series 2020, VRD RB (e)(g)	1.40%	10/01/2036	18,909	18,909,000
New Haven Unified School District; Series 2009, Ref. GO Bonds (INS-AGC)(a)	5.00%	08/01/2020	1,605	1,610,216
Rowland Unified School District (Election of 2006); Series 2009 B, GO Bonds (f)	0.00%	08/01/2023	1,300	1,252,199
Sacramento (County of), CA;
Series 2010, RB	5.00%	07/01/2023	500	507,105
Series 2018 B, Ref. RB	5.00%	07/01/2022	750	824,348
Series 2018 B, Ref. RB	5.00%	07/01/2023	1,000	1,140,800
San Diego Association of Governments (Mid-Coast Corridor Transit); Series 2019 A, RB	5.00%	11/15/2025	3,000	3,585,780
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2027	1,500	1,896,825
Series 2019, Ref. RB	5.00%	06/01/2028	1,500	1,935,405
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, GO Bonds (f)	0.00%	08/01/2022	1,900	1,855,331
Series 2009 B-1, GO Bonds (f)	0.00%	08/01/2023	2,000	1,930,400
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. RB (INS-BAM)(a)	5.00%	09/01/2022	1,500	1,659,240
Series 2015, Ref. RB (INS-BAM)(a)	5.00%	09/01/2023	1,000	1,148,130
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. RB	5.00%	09/01/2022	1,000	1,100,400
Series 2015 A, Ref. RB	5.00%	09/01/2023	650	741,202
Series 2015 A, Ref. RB	5.00%	09/01/2024	1,500	1,760,715
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP
(INS-AGM)(a)(b)	3.20%	06/01/2020	3,695	3,701,836
Vernon (City of), CA; Series 2009 A, RB	5.13%	08/01/2021	705	715,772
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2027	1,000	1,381,060
				147,566,371
Colorado–2.22%
Arkansas River Power Authority;
Series 2006, RB (d)	5.88%	10/01/2021	2,035	2,138,988
Series 2006, RB (d)	5.88%	10/01/2026	3,500	4,246,445
Colorado (State of); Series 2018 A, COP	5.00%	12/15/2023	2,000	2,308,200
Colorado (State of) Health Facilities Authority (Adventhealth Obligated); Series 2019, Ref. RB (b)	5.00%	11/19/2026	8,500	10,685,265
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2018 B, RB (b)	5.00%	11/20/2025	4,600	5,651,008
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 B-1, Ref. RB (b)	5.00%	08/01/2025	7,500	8,871,075
Colorado Springs (City of), CO; Series 2018 A-1, Ref. RB	5.00%	11/15/2023	2,990	3,452,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado–(continued)
Denver (City & County of), CO; Series 2012 B, RB	5.00%	11/15/2025	$ 2,000	$2,225,620
E-470 Public Highway Authority;
Series 2017 B, Ref. RB (67% of 1 mo. USD LIBOR + 1.05%)(b)(c)	2.13%	09/01/2021	2,000	2,016,600
Series 2019, Ref. RB (67% of 1 mo. USD LIBOR + 0.42%)(b)(c)	1.51%	09/01/2021	1,500	1,501,590
Public Authority for Colorado Energy;
Series 2008, RB	6.13%	11/15/2023	1,295	1,436,259
Series 2008, RB	6.25%	11/15/2028	2,000	2,616,460
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/15/2027	130	153,117
Series 2019, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/15/2028	125	146,947
Series 2019, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/15/2029	125	146,568
Series 2019, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/15/2030	125	146,194
Series 2020, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/01/2026	385	457,549
Series 2020, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/01/2027	400	483,544
Series 2020, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/01/2028	415	511,143
Series 2020, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/01/2029	420	525,714
Series 2020, Ref. GO Bonds (INS-AGM)(a)	5.00%	12/01/2030	435	542,027
				50,262,926
Connecticut–1.29%
Connecticut (State of);
Series 2013 A, GO Bonds (SIFMA Municipal Swap Index + 0.65%)(c)	1.80%	03/01/2020	6,000	6,000,000
Series 2013 A, GO Bonds (SIFMA Municipal Swap Index + 0.85%)(c)	2.00%	03/01/2022	5,000	5,060,050
Series 2018 C, GO Bonds	5.00%	06/15/2022	1,350	1,478,061
Connecticut (State of) (Transportation Infrastructure);
Series 2018, RB	5.00%	01/01/2023	9,000	10,030,590
Series 2018, RB	5.00%	01/01/2027	3,000	3,758,310
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012
H, Ref. RB (d)	4.00%	07/01/2022	2,590	2,785,105
				29,112,116
District of Columbia–0.50%
District of Columbia (Georgetown University);
Series 2011, RB (b)(d)	5.00%	04/01/2021	2,055	2,148,112
Series 2017, Ref. RB (d)	5.00%	04/01/2023	1,000	1,124,500
Series 2017, Ref. RB (d)	5.00%	04/01/2024	1,500	1,746,345
Metropolitan Washington Airports Authority; Series 2019 B, Ref. RB	5.00%	10/01/2026	5,000	6,310,250
				11,329,207
Florida–3.84%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics);
Series 2019, Ref. RB	5.00%	12/01/2020	550	566,517
Series 2019, Ref. RB	5.00%	12/01/2021	500	534,495
Series 2019, Ref. RB	5.00%	12/01/2022	600	664,290
Brevard County School District; Series 2013 A, Ref. COP	5.00%	07/01/2024	2,000	2,266,020
Broward (County of), FL; Series 2012 B, Ref. RB	5.00%	10/01/2023	3,555	3,937,162
Broward (County of), FL School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	6,062,350
Citizens Property Insurance Corp.;
Series 2012 A-1, RB	5.00%	06/01/2022	8,000	8,721,680
Series 2015 A-1, RB	5.00%	06/01/2025	6,000	7,151,580
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, RB	5.00%	06/01/2020	1,000	1,010,150
Florida (State of) (Department of Transportation); Series 2016 A, Ref. GO Bonds	5.00%	07/01/2025	2,610	3,188,872
Florida (State of) Board of Education; Series 2011 D, Ref. GO Bonds	5.00%	06/01/2025	10,000	10,526,700
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2021	450	475,479
Series 2019, RB	5.00%	10/01/2022	495	540,491
Series 2019, RB	5.00%	10/01/2024	350	404,460
Series 2019, RB	5.00%	10/01/2025	475	562,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	$ 2,485	$2,725,995
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,131,490
Florida (State of) Municipal Power Agency (All-Requirements Power Supply);
Series 2017-A, Ref. RB	5.00%	10/01/2026	4,000	5,022,000
Series 2019 A, Ref. RB	5.00%	10/01/2025	2,000	2,444,080
Series 2019 A, Ref. RB	5.00%	10/01/2026	5,200	6,536,140
Gulf Breeze (City of), FL (Local Government Loan Program); Series 1985 J, RB (h)	4.50%	12/01/2020	3,050	3,130,794
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 F, RB	5.00%	10/01/2023	1,250	1,435,675
Series 2018 F, RB	5.00%	10/01/2024	1,050	1,247,190
Hillsborough (County of), FL School Board;
Series 2015, Ref. RB (INS-AGM)(a)	5.00%	10/01/2021	1,700	1,810,330
Series 2015, Ref. RB (INS-AGM)(a)	5.00%	10/01/2022	1,500	1,658,400
JEA; Series 2017 A, Ref. RB	5.00%	10/01/2025	4,500	5,485,500
Manatee (County of), FL School District; Series 2017, RB (INS-AGM)(a)	5.00%	10/01/2024	2,600	3,102,502
Miami-Dade (County of), FL; Series 2010 B, Ref. RB (INS-AGM)(a)	5.00%	10/01/2023	3,500	3,585,365
Pinellas (County of), FL Health Facilities Authority (Baycare Health System); Series 2009 A-2, VRD RB
(LOC - Northern Trust Co. (The))(g)(i)	1.15%	11/01/2038	1,000	1,000,000
				86,927,988
Georgia–1.52%
Atlanta (City of), GA;
Series 2009 B, RB (INS-AGM)(a)	5.25%	11/01/2027	2,000	2,556,380
Series 2018 C, Ref. RB	5.00%	11/01/2024	2,000	2,383,300
Atlanta (City of), GA Department of Aviation;
Series 2019 F, Ref. RB	5.00%	07/01/2023	3,000	3,418,140
Series 2019 F, Ref. RB	5.00%	07/01/2024	2,000	2,360,100
Brookhaven Development Authority (Children's Healthcare of Atlanta, Inc.);
Series 2019 A, RB	5.00%	07/01/2024	1,875	2,205,581
Series 2019 A, RB	5.00%	07/01/2025	1,050	1,275,530
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, RB (b)	2.25%	05/25/2023	3,000	3,081,060
Series 1994, RB (b)	2.15%	06/13/2024	2,000	2,060,160
Burke (County of), GA Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR (b)	2.40%	04/01/2020	2,000	2,001,860
DeKalb (County of), GA Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC (d)	5.25%	09/01/2020	540	551,945
Gainesville (City of) & Hall (County of), GA Development Authority (Acts Retirement-Life Community);
Series 2012, RB	5.00%	11/15/2022	1,600	1,739,008
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2019, RB	5.00%	01/01/2025	355	417,132
Series 2019, RB	5.00%	01/01/2026	300	361,896
Series 2019, RB	5.00%	01/01/2028	800	1,009,048
Main Street Natural Gas, Inc.; Series 2019 B, RB (b)	4.00%	12/02/2024	3,000	3,428,310
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (d)	3.50%	08/01/2020	2,000	2,021,600
Series 2010, RAC (b)(d)	5.00%	08/01/2020	1,500	1,525,725
Private Colleges & Universities Authority (Emory University); Series 2013 B, Ref. RB (SIFMA Municipal
Swap Index + 0.42%)(b)(c)	1.57%	08/16/2022	2,000	2,005,280
				34,402,055
Guam–0.09%
Guam (Territory of) Power Authority; Series 2012 A, Ref. RB (INS-AGM)(a)	5.00%	10/01/2020	2,070	2,116,720
Hawaii–0.92%
Hawaii (State of);
Series 2013, GO Bonds	5.00%	08/01/2028	7,000	7,959,070
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2026	4,845	6,139,390
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2027	5,265	6,651,591
				20,750,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Idaho–0.32%
Idaho (State of) Health Facilities Authority (St. Luke's Health System);
Series 2018 A, Ref. RB	5.00%	03/01/2023	$ 2,000	$2,226,620
Series 2018 A, Ref. RB	5.00%	03/01/2024	1,350	1,551,069
Regents of the University of Idaho; Series 2011, Ref. RB (b)	5.25%	04/01/2021	3,305	3,446,586
				7,224,275
Illinois–9.32%
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	3,205	3,605,657
Series 2004, Ref. RB	5.00%	11/01/2022	5,675	6,236,541
Series 2004, Ref. RB	5.00%	11/01/2023	2,475	2,802,121
Series 2004, Ref. RB	5.00%	11/01/2024	14,440	16,789,966
Series 2012, RB	5.00%	01/01/2027	1,000	1,069,970
Series 2014, RB	5.00%	11/01/2021	1,000	1,062,300
Series 2017 B, Ref. RB	5.00%	01/01/2025	3,520	4,105,482
Chicago (City of), IL (O'Hare International Airport);
Series 2010 C, RB (INS-AGC)(a)	5.25%	01/01/2021	1,025	1,028,393
Series 2015 B, Ref. RB	5.00%	01/01/2022	3,650	3,923,421
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,578,500
Chicago (City of), IL Board of Education; Series 1998 B-1, GO Bonds (INS-NATL)(a)(f)	0.00%	12/01/2025	735	670,320
Chicago (City of), IL Transit Authority;
Series 2010, Ref. RB (INS-AGM)(a)	5.00%	06/01/2028	755	762,482
Series 2011, RB	5.25%	12/01/2029	2,500	2,684,875
Series 2011, RB	5.25%	12/01/2031	1,550	1,664,018
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. RB	5.00%	06/01/2021	8,000	8,372,240
Series 2017, Ref. RB	5.00%	06/01/2025	4,000	4,731,160
Chicago (City of), IL Transit Authority (FTA Section 5337 State of Good Repair Formula Funds);
Series 2017, Ref. RB	5.00%	06/01/2025	1,500	1,788,435
Cook (County of), IL;
Series 2010 A, Ref. GO Bonds	5.25%	11/15/2033	4,775	4,916,149
Series 2011 A, Ref. GO Bonds	5.25%	11/15/2028	8,785	9,355,410
Cook County School District No. 144 (Prairie Hills); Series 2010 A, GO Bonds (d)	4.25%	12/01/2020	555	569,302
Cook County Township High School District No. 220 Reavis; Series 2012, GO Bonds	3.00%	12/01/2024	1,035	1,074,237
Illinois (State of);
Series 2010, Ref. GO Bonds	5.00%	01/01/2023	525	526,386
Series 2012, Ref. GO Bonds	5.00%	08/01/2025	4,710	5,139,175
Series 2013, GO Bonds	5.00%	07/01/2021	2,500	2,630,525
Series 2014, GO Bonds	5.00%	02/01/2021	5,000	5,179,500
Series 2014, GO Bonds	5.00%	02/01/2024	1,100	1,255,056
Series 2014, GO Bonds	5.00%	02/01/2025	4,695	5,350,985
Series 2017 D, GO Bonds	5.00%	11/01/2024	3,480	4,063,492
Series 2018 A, GO Bonds	5.25%	05/01/2023	3,000	3,376,650
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	3,000	3,675,690
Illinois (State of) Finance Authority (Edward-Elmhurst Heathcare); Series 2018 B, Ref. RB (SIFMA
Municipal Swap Index + 0.75%)(b)(c)	1.90%	07/01/2023	3,750	3,761,250
Illinois (State of) Finance Authority (Field Museum); Series 2019, Ref. RB (68% of 1 mo. USD LIBOR
+ 1.00%)(b)(c)	1.58%	09/01/2022	6,925	6,934,072
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB (b)	5.00%	12/15/2022	10,750	11,924,115
Illinois (State of) Finance Authority (Palos Hospital); Series 2010 C, RB	5.38%	05/15/2025	6,000	6,051,360
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB
(b)(d)	5.25%	03/01/2020	2,775	2,775,000

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, RB (b)(d)(j)	5.70%	06/15/2022	875	979,755
Series 2002, RB (INS-NATL)(a)(j)	5.70%	06/15/2025	3,125	3,440,781
Series 2002, RB (INS-NATL)(a)(f)	0.00%	12/15/2032	25,000	19,294,500
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB	5.00%	01/01/2032	1,250	1,386,187
Series 2015 A, RB	5.00%	01/01/2032	1,635	1,955,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Long Grove (Village of), IL (Sunset Grove);
Series 2020, Ref. RB	2.35%	01/01/2021	$ 230	$230,428
Series 2020, Ref. RB	2.50%	01/01/2022	240	241,579
Series 2020, Ref. RB	2.50%	01/01/2023	245	247,002
Series 2020, Ref. RB	3.00%	01/01/2026	280	286,306
Series 2020, Ref. RB	3.10%	01/01/2027	290	296,073
Series 2020, Ref. RB	3.25%	01/01/2028	305	311,835
Series 2020, Ref. RB	3.35%	01/01/2029	320	326,880
Series 2020, Ref. RB	3.50%	01/01/2030	330	337,250
Series 2020, Ref. RB	3.60%	01/01/2031	345	351,941
Series 2020, Ref. RB	3.70%	01/01/2032	490	501,652
Railsplitter Tobacco Settlement Authority;
Series 2010, RB (b)(d)	5.50%	06/01/2021	1,500	1,587,690
Series 2017, RB	5.00%	06/01/2025	7,000	8,393,350
Regional Transportation Authority;
Series 1997, Ref. RB (INS-NATL)(a)	6.00%	06/01/2023	1,460	1,605,197
Series 2002 A, RB (INS-NATL)(a)	6.00%	07/01/2020	3,840	3,903,629
Series 2002 A, RB (INS-NATL)(a)	6.00%	07/01/2021	2,055	2,191,863
Series 2003 A, RB (INS-NATL)(a)	5.50%	07/01/2020	2,580	2,618,545
Rosemont (Village of), IL; Series 2017 A, GO Bonds (INS-AGM)(a)	5.00%	12/01/2046	4,000	4,777,000
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2025	6,700	7,930,790
Springfield (City of), IL; Series 2015, Ref. RB	5.00%	03/01/2023	2,000	2,225,980
				210,856,317
Indiana–0.83%
Indiana (State of) Finance Authority; Series 2016 C, Ref. RB	5.00%	12/01/2025	7,000	8,634,080
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 J, Ref. VRD RB (LOC - Barclays Bank PLC)(g)(i)	1.35%	11/01/2037	1,530	1,530,000
Indiana (State of) Municipal Power Agency;
Series 2011 A, RB	5.00%	01/01/2021	250	258,600
Series 2011 A, RB (b)(d)	5.00%	07/01/2021	250	264,112
Indiana Bond Bank; Series 2007 B-1, RB (67% of 3 mo. USD LIBOR + 0.97%)(c)	2.20%	10/15/2022	2,875	2,876,179
Indianapolis (City of), IN Department of Public Utilites; Series 2018 A, Ref. RB	5.00%	10/01/2025	1,350	1,654,695
Purdue University; Series 2016 CC, Ref. RB	5.00%	07/01/2023	3,115	3,543,624
				18,761,290
Iowa–0.35%
Ames (City of), IA (Mary Greeley Medical Center); Series 2011, RB (b)(d)	5.38%	06/15/2020	1,825	1,847,922
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap
Index + 0.58%)(b)(c)(e)	1.73%	01/04/2024	6,095	6,095,061
				7,942,983
Kansas–1.25%
Kansas (State of) Development Finance Authority;
Series 2011 K, RB	5.00%	12/01/2020	2,400	2,429,784
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,608,950
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,603,300
Kansas (State of) Development Finance Authority (Adventist Health System/Subelt Obligated Group);
Series 2012 A, Ref. RB	5.00%	11/15/2032	11,975	13,028,561
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011
H, RB	5.00%	03/01/2024	500	500,000
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2021	1,000	1,060,570
				28,231,165
Kentucky–3.69%
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(b)(c)	2.55%	02/01/2025	2,340	2,381,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky
Information Highway);
Series 2015 A, RB	5.00%	07/01/2025	$ 1,635	$1,901,505
Series 2015, RB	5.00%	07/01/2022	850	912,492
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS-NATL)(a)	5.00%	09/01/2026	2,000	2,416,460
Series 2015 A, Ref. RB (INS-NATL)(a)	5.00%	09/01/2027	3,380	4,081,587
Series 2015 A, Ref. RB (INS-NATL)(a)	5.00%	09/01/2028	2,870	3,459,182
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2010 A, RB (d)	5.00%	09/01/2021	5,860	5,980,599
Series 2010 A, RB (d)	5.00%	09/01/2022	4,560	4,653,845
Series 2010 A, RB (d)	5.00%	09/01/2023	1,000	1,020,580
Kentucky (Commonwealth of) Property & Building Commission; Series 2020 C, Ref. RB	5.00%	11/01/2021	5,000	5,296,900
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	4,000	4,788,760
Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2026	13,290	16,481,460
Kentucky (Commonwealth of) Public Energy Authority;
Series 2018 A, RB (b)	4.00%	04/01/2024	7,830	8,709,231
Series 2018 B, RB (b)	4.00%	01/01/2025	5,000	5,648,500
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2017 B, Ref. RB	4.00%	07/01/2026	3,750	4,398,375
Louisville & Jefferson (Counties of), KY Metropolitan Sewer District;
Series 2017 A, RB	5.00%	05/15/2025	4,025	4,871,820
Series 2017, Ref. RB	5.00%	05/15/2025	5,285	6,396,911
				83,399,999
Louisiana–3.57%
Jefferson Sales Tax District;
Series 2019 A, Ref. RB (INS-AGM)(a)	5.00%	12/01/2023	1,000	1,151,740
Series 2019 A, Ref. RB (INS-AGM)(a)	5.00%	12/01/2024	1,000	1,188,330
Louisiana (State of);
Series 2012 A, GO Bonds	5.00%	08/01/2024	1,980	2,176,218
Series 2013 A, RB	5.00%	06/15/2033	1,050	1,183,801
Series 2014 C, Ref. GO Bonds	5.00%	08/01/2025	2,400	2,828,400
Series 2016 B, Ref. GO Bonds	5.00%	08/01/2025	10,000	12,168,500
Series 2019 A, RB	5.00%	09/01/2026	2,000	2,513,900
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority
(Westlake Chemical Corp.); Series 2009 A, RB	6.50%	08/01/2029	8,980	9,183,756
Louisiana (State of) Public Facilities Authority (CHRISTUS Health); Series 2009 A, Ref. RB (d)	5.25%	07/01/2020	1,000	1,013,790
Louisiana (State of) Public Facilities Authority (Louisiana Children's Medical Center); Series 2015
A-2, RB (b)	5.00%	06/01/2025	5,000	5,953,050
Louisiana Citizens Property Insurance Corp.; Series 2015, Ref. RB (INS-AGM)(a)	5.00%	06/01/2022	14,575	15,913,714
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A,
Ref. RB	5.00%	07/01/2023	3,250	3,683,452
New Orleans (City of), LA;
Series 2015, RB	5.00%	06/01/2023	700	784,364
Series 2015, RB	5.00%	12/01/2023	600	682,002
Series 2015, RB	5.00%	06/01/2024	400	462,668
Series 2015, RB	5.00%	12/01/2024	750	879,060
Series 2015, RB	5.00%	06/01/2025	500	596,145
Series 2015, RB	5.00%	12/01/2025	825	992,912
Series 2015, RB	5.00%	06/01/2026	250	299,630
Series 2015, RB	5.00%	12/01/2026	500	605,860
Series 2015, RB	5.00%	06/01/2027	350	418,723
Series 2015, RB	5.00%	12/01/2027	750	908,153
Series 2015, Ref. GO Bonds	5.00%	12/01/2022	500	555,590
Series 2015, Ref. GO Bonds	5.00%	12/01/2023	500	574,275
Series 2015, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,184,760
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolitdated Garage System);
Series 2018 B, Ref. RB (INS-AGM)(a)	5.00%	10/01/2026	200	246,654
St. Charles (Parish of), LA (Valero Energy Corp.); Series 2010, RB (b)	4.00%	06/01/2022	2,865	3,027,732
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB (b)	2.10%	07/01/2024	3,000	3,109,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana–(continued)
Terrebonne (Parish of), LA Hospital Service District No. 1 (Terrebonne General Medical Center);
Series 2010, Ref. RB	4.00%	04/01/2020	$ 1,000	$1,002,260
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.00%	05/15/2022	5,000	5,426,250
				80,715,669
Maine–0.08%
Lewiston (City of), ME (UBS Financial Services, Inc.);
Series 2008 B, GO Bonds (INS-AGM)(a)	5.00%	12/15/2020	870	872,732
Series 2008 B, GO Bonds (INS-AGM)(a)	5.50%	12/15/2023	950	953,363
				1,826,095
Maryland–1.00%
Maryland (State of);
Series 2014 B, GO Bonds	5.00%	08/01/2021	5,000	5,297,700
Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10,000	11,839,400
Maryland Economic Development Corp. (CNX Marine Terminal Inc. - Port of Baltimore Facility);
Series 2010, Ref. RB	5.75%	09/01/2025	5,400	5,506,704
				22,643,804
Massachusetts–2.52%
Massachusetts (Commonwealth of) Department of Transportation;
Series 2019 A, Ref. RB	5.00%	01/01/2026	4,000	4,939,080
Series 2019 A, Ref. RB	5.00%	01/01/2027	5,000	6,350,350
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance);
Series 2019 A, Ref. RB (b)	5.00%	01/01/2023	4,750	5,302,425
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	1,004,181
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,864,282
Massachusetts (Commonwealth of) Development Finance Agency (Beth Israel Lahey Health);
Series 2019, Ref. RB	5.00%	07/01/2025	1,000	1,202,070
Massachusetts (Commonwealth of) Development Finance Agency (Boston University); Series 2019
DD, RB (b)	5.00%	04/01/2024	6,880	7,886,200
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup); Series 2017 S-5, Ref.
RB (SIFMA Municipal Swap Index + 0.50%)(b)(c)	1.57%	01/27/2022	300	300,144
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University);
Series 2016 A, Ref. RB	5.00%	07/15/2024	4,735	5,606,287
Series 2017 S-4, Ref. RB (b)	5.00%	01/25/2024	15,000	17,353,050
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	4.00%	04/15/2020	60	60,149
Series 2015, Ref. RB	5.00%	04/15/2025	1,750	1,923,267
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017,
Ref. RB	5.00%	07/01/2024	1,000	1,167,030
University of Massachusetts Building Authority; Series 2015-2, Ref. RB	5.00%	11/01/2023	975	1,125,053
				57,083,568
Michigan–3.18%
Great Lakes Water Authority; Series 2018 A, Ref. RB	5.00%	07/01/2024	2,425	2,833,418
Michigan (State of); Series 2009, Ref. RB	5.00%	11/01/2023	1,500	1,504,710
Michigan (State of) Building Authority (Facilities Program); Series 2019, Ref. RB	5.00%	04/15/2025	2,100	2,538,501
Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2019 B, RB (b)	3.50%	11/15/2022	4,000	4,249,160
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. RB (INS-AGM)(a)	5.00%	07/01/2020	3,500	3,547,985
Series 2014 D-1, Ref. RB (INS-AGM)(a)	5.00%	07/01/2021	4,000	4,220,320
Series 2014 D-1, Ref. RB (INS-AGM)(a)	5.00%	07/01/2022	10,000	10,952,200
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,146,640
Michigan (State of) Finance Authority (Mclaren Health Care);
Series 2015 D-1, Ref. RB (68% of 1 mo. USD LIBOR + 0.40%)(b)(c)	1.50%	10/15/2021	6,985	6,997,294
Series 2015 D-2, Ref. RB (68% of 1 mo. USD LIBOR + 0.75%)(b)(c)	1.85%	10/15/2020	10,000	10,007,900
Michigan (State of) Finance Authority (Trinity Health Corp.); Series 2015, Ref. RB (b)(d)	5.00%	06/01/2022	9,000	9,832,680
Michigan (State of) Finance Authority (Trinity Health); Series 2015, RB (67% of 1 mo. USD LIBOR +
0.54%)(b)(c)	1.62%	12/01/2020	10,000	10,012,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Michigan–(continued)
Oakland University Board of Trustees; Series 2008, Ref. VRD RB (LOC - JPMorgan Chase Bank,
N.A.)(g)(i)	1.25%	03/01/2031	$ 3,000	$3,000,000
				71,843,208
Minnesota–0.71%
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2023	500	559,735
Series 2017, Ref. RB	5.00%	05/01/2024	1,200	1,387,572
Series 2017, Ref. RB	5.00%	05/01/2025	800	953,272
Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Allina Health System);
Series 2017 A, Ref. RB	5.00%	11/15/2024	1,780	2,117,595
Series 2019, Ref. RB	5.00%	11/15/2023	1,600	1,839,952
Series 2019, Ref. RB	5.00%	11/15/2024	1,900	2,260,354
Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Children's Health Care);
Series 1995 B, RB (b)(d)	5.00%	08/15/2020	1,350	1,375,285
Series 2010 A, RB (d)	5.00%	08/15/2020	730	743,673
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;
Series 2011, Ref. RB	5.00%	01/01/2021	1,240	1,282,656
Series 2016 B, Ref. RB	5.00%	01/01/2023	1,000	1,117,490
Series 2016 C, RB	4.00%	01/01/2021	175	179,699
Series 2016 C, RB	5.00%	01/01/2022	250	269,297
Series 2016 C, RB	5.00%	01/01/2023	225	251,638
Series 2016 C, RB	5.00%	01/01/2024	200	231,830
Oak Park Heights (City of), MN (Boutwells Landing); Series 2005, Ref. VRD RB (CEP - FHLMC)(g)	1.14%	11/01/2035	1,500	1,500,000
				16,070,048
Mississippi–0.82%
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2024	400	456,500
Series 2019 B, Ref. RB	5.00%	01/01/2025	1,105	1,297,823
Mississippi Business Finance Corp. (Chevron USA, Inc.); Series 2010 H, VRD IDR (g)	1.29%	11/01/2035	16,800	16,800,000
				18,554,323
Missouri–0.97%
Kansas City (City of), MO;
Series 2010 B, Ref. RB	4.13%	01/01/2021	2,000	2,004,880
Series 2017 C, Ref. RB	5.00%	09/01/2023	1,500	1,708,245
Series 2017 C, Ref. RB	5.00%	09/01/2024	2,675	3,146,388
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Service); Series 2019
B, RB (b)	2.88%	02/01/2022	3,600	3,604,860
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care); Series 2010 B, RB
(b)(d)	5.00%	06/01/2020	4,645	4,692,240

Missouri (State of) Health & Educational Facilities Authority (St. Luke's Health System, Inc.);
Series 2010 A, RB	5.00%	11/15/2020	1,000	1,029,890
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. RB	5.00%	06/01/2027	2,600	3,119,324
Series 2015 A, Ref. RB	5.00%	12/01/2027	1,140	1,367,818
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2013 A, RB	5.00%	09/01/2023	1,135	1,206,391
				21,880,036
Nebraska–0.06%
Lincoln (City of), NE; Series 2012, Ref. RB	5.00%	09/01/2023	1,250	1,379,425
Nevada–0.14%
Clark (County of), NV (Las Vegas-McCarran International Airport); Series 2015, Ref. RB	5.00%	07/01/2022	2,000	2,190,440
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB (e)	2.50%	06/15/2024	1,000	1,023,780
				3,214,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Hampshire–0.06%
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/2025	$ 525	$557,030
Series 2011, RB	5.50%	10/01/2026	510	542,767
New Hampshire (State of) Housing Finance Authority; Series 2009 A, RB	5.13%	07/01/2029	280	282,932
				1,382,729
New Jersey–5.69%
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS-NATL)(a)	5.50%	09/01/2022	5,000	5,533,400
Series 2012, Ref. RB	5.00%	06/15/2022	1,500	1,623,060
Series 2017 A, Ref. RB (INS-BAM)(a)	5.00%	07/01/2027	8,200	10,198,914
Series 2017 A, Ref. RB (INS-BAM)(a)	5.00%	07/01/2028	5,005	6,205,049
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-
Montclair State University Student Housing);
Series 2010 A, RB (b)(d)	5.00%	06/01/2020	1,500	1,515,630
Series 2010 A, RB	5.25%	06/01/2020	1,295	1,306,085
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS-AGC)(a)	5.50%	12/15/2021	6,000	6,482,640
Series 2006 A, RB (INS-AGM)(a)	5.25%	12/15/2021	1,820	1,958,375
Series 2010 D, RB	5.25%	12/15/2023	3,305	3,804,947
Series 2011 B, RB	5.00%	06/15/2020	1,000	1,011,420
Series 2011-B, RB	5.00%	06/15/2021	1,000	1,049,150
Series 2013 AA, RB	5.00%	06/15/2021	6,000	6,294,900
Series 2014, RN (SIFMA Municipal Swap Index + 1.20%)(b)(c)	2.35%	12/15/2021	1,000	1,010,560
Series 2016, RB	5.00%	06/15/2023	1,250	1,402,413
Series 2016, RN	5.00%	06/15/2030	2,025	2,430,020
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	6,008,700
Series 2018 A, Ref. RN	5.00%	06/15/2023	8,500	9,536,405
Series 2018 A, Ref. RN	5.00%	06/15/2030	5,000	6,000,050
Series 2018-A, Ref. RN	5.00%	06/15/2024	8,750	10,117,188
Series 2019, Ref. RB	5.00%	12/15/2025	2,500	3,004,350
Series 2019, Ref. RB	5.00%	12/15/2028	9,750	12,421,987
Subseries 2016 A-1, RN	5.00%	06/15/2024	4,500	5,201,100
Subseries 2016 A-1, RN	5.00%	06/15/2028	1,140	1,376,345
New Jersey (State of) Turnpike Authority;
Series 2005 D-4, RB (INS-AGM)(a)	5.25%	01/01/2026	5,000	6,211,300
Series 2017 C-6, Ref. RB (70% of 1 mo. USD LIBOR + 0.75%)(b)(c)	1.86%	01/01/2023	10,000	10,071,300
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2023	3,000	3,367,650
Series 2018 A, Ref. RB	5.00%	06/01/2024	2,000	2,316,640
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,194,350
				128,653,928
New Mexico–0.34%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority; Series 2015, Ref. RB	5.00%	07/01/2023	5,170	5,885,063
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, RB	4.00%	07/01/2022	1,675	1,725,032
				7,610,095
New York–10.18%
Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,318,218
Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,420,383
Long Island (City of), NY Power Authority;
Series 2014 C, Ref. RN (70% of 1 mo. USD LIBOR + 0.75%)(b)(c)	1.86%	10/01/2023	15,000	15,092,100
Series 2016 B, Ref. RB	5.00%	09/01/2024	2,485	2,932,499
Series 2017, RB	5.00%	09/01/2025	1,000	1,217,060
Long Island Power Authority; Series 2019 B, RB (b)	1.65%	09/01/2024	4,000	4,085,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Subseries 2002 G-1H, Ref. RB (67% of 1 mo. USD LIBOR + 0.82%)(b)(c)	1.88%	02/01/2022	$ 3,190	$3,198,262
Subseries 2008 A-2A, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(b)(c)	1.60%	06/01/2022	11,780	11,822,526
Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(b)(c)	1.61%	11/01/2022	11,870	11,821,808
Subseries 2018 C-2, RB	5.00%	09/01/2021	5,000	5,301,300
Subseries 2018 D-1, RB (67% of 1 mo. USD LIBOR + 0.65%)(b)(c)	1.71%	07/01/2021	4,790	4,794,263
Metropolitan Transportation Authority (Green Bonds); Series 2018 B, Ref. RB	5.00%	11/15/2023	5,000	5,734,100
New York (City of), NY;
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2023	9,165	9,904,799
Series 2014 I-2, VRD GO Bonds (g)	2.22%	03/01/2040	7,400	7,400,000
Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	8,050	9,500,046
Subseries 2015 F-5, VRD GO Bonds (g)	1.35%	06/01/2044	9,450	9,450,000
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.87%) (INS -FGIC)(a)(c)	3.36%	03/01/2025	1,025	1,060,690
Series 2006, RB (CPI Rate + 0.88%) (INS -FGIC) (a)(c)	3.37%	03/01/2026	2,725	2,823,563
Series 2006, RB (CPI Rate + 0.89%) (INS -FGIC)(a)(c)	3.38%	03/01/2027	5,500	5,680,400
New York (City of), NY Municipal Water Finance Authority; Subseries 2012 A-1, VRD RB (g)	1.35%	06/15/2044	10,075	10,075,000
New York (City of), NY Transitional Finance Authority; Subseries 2014 D-4, VRD RB (g)	1.26%	02/01/2044	23,185	23,185,000
New York (State of) Dormitory Authority;
Series 2013 A, RB	5.00%	02/15/2024	5,375	6,036,824
Series 2019 A, Ref. RB	5.00%	03/15/2024	5,000	5,840,000
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2024	1,250	1,467,450
Series 2018 A, Ref. RB	5.00%	08/01/2025	3,000	3,632,880
New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS-NATL)(a)	5.75%	07/01/2027	2,000	2,423,520
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2019 B-3, RB (b)	5.00%	05/01/2026	4,000	4,869,680
New York (State of) Housing Finance Agency (505 West 37th Street); Series 2009 A, VRD RB
(LOC-Landesbank Hessen-thrgn)(g)(i)	1.33%	05/01/2042	3,140	3,140,000
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB (g)	1.13%	11/01/2044	2,800	2,800,000
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	7,260	8,059,616
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2025	780	934,323
Series 2018 L, Ref. RB	5.00%	01/01/2026	1,000	1,236,690
New York State Urban Development Corp.; Series 2017 A, Ref. RB	5.00%	03/15/2024	10,000	11,684,300
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. RB (67% of 1 mo. USD LIBOR +
0.70%)(b)(c)	1.76%	02/01/2021	13,225	13,268,246
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, RB (67% of SOFR +
0.50%)(b)(c)	2.14%	10/01/2020	4,850	4,850,048
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2024	4,500	5,202,720
Series 2017 A, Ref. RB	5.00%	06/01/2025	5,000	5,932,050
Yonkers (City of), NY;
Series 2010 A, GO Bonds (b)(d)	5.00%	11/15/2020	500	515,340
Series 2010 A, GO Bonds (INS-AGM)(a)	5.00%	11/15/2020	655	674,205
				230,385,269
North Carolina–2.50%
Charlotte (City of) & Mecklenburg (County of), NC Hospital Authority (Carolinas HealthCare System);
Series 2018 E, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(b)(c)	1.60%	12/01/2021	5,000	4,995,500
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB (g)	1.32%	01/15/2048	20,600	20,600,000
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International
Paper Co.); Series 2019, Ref. RB (b)	2.00%	10/01/2024	850	872,457
North Carolina (State of) Municipal Power Agency #1 (Catawba);
Series 2015 A, Ref. RB	5.00%	01/01/2028	1,615	1,977,180
Series 2015 B, Ref. RB	5.00%	01/01/2022	1,875	2,015,812
Series 2019 A, Ref. RB	5.00%	01/01/2021	7,180	7,425,197
North Carolina (State of) Municipal Power Agency No. 1;
Series 2019 A, Ref. RB	5.00%	01/01/2023	2,335	2,602,381
Series 2019 B, Ref. RB	5.00%	01/01/2021	5,545	5,734,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
North Carolina–(continued)
North Carolina (State of) Turnpike Authority;
Series 2017, Ref. RB (INS-AGM)(a)	5.00%	01/01/2024	$ 1,150	$1,318,475
Series 2017, Ref. RB	5.00%	01/01/2025	2,025	2,387,738
Series 2017, Ref. RB (INS-AGM)(a)	5.00%	01/01/2026	1,350	1,645,475
University of North Carolina at Chapel Hill; Series 2012, RB (67% of 1 mo. USD LIBOR + 0.40%)(b)(c)	1.46%	11/09/2022	5,000	5,001,050
				56,575,627
North Dakota–0.18%
McLean (County of), ND (Great River Energy); Series 2010 B, RB	5.15%	07/01/2040	4,000	4,051,040
Ohio–3.61%
Allen (County of), OH (Catholic Healthcare Partners); Series 2010 B, RB	5.00%	09/01/2020	2,920	2,977,466
American Municipal Power, Inc.; Series 2015 A, Ref. RB (b)(d)	5.25%	02/15/2022	2,000	2,172,660
American Municipal Power, Inc. (AMP Fremont Energy Center); Series 2017 A, Ref. RB	5.00%	02/15/2027	5,000	6,356,100
American Municipal Power, Inc. (Combined Hydroelectric); Series 2018 A, RB (b)	2.25%	08/15/2021	2,500	2,524,000
Cleveland (City of), OH;
Series 2006 A, RB (INS-AMBAC)(a)	5.25%	01/01/2021	3,980	4,124,434
Series 2011 A, RB	5.00%	01/01/2022	2,315	2,394,242
Series 2012 A, Ref. RB (b)(d)	5.00%	01/01/2022	3,000	3,232,140
Franklin (County of), OH (OhioHealth Corp.);
Series 2009 A, Ref. VRD RB (g)	1.25%	11/15/2041	2,155	2,155,000
Series 2011 B, Ref. RB (b)	5.00%	05/15/2023	4,995	5,603,990
Hancock (County of), OH (Blanchard Valley Regional Health Center); Series 2011 A, RB (b)(d)	5.75%	06/01/2021	250	265,225
Miami University (A State University of Ohio);
Series 2014, Ref. RB	5.00%	09/01/2023	1,465	1,674,905
Series 2017, Ref. RB	5.00%	09/01/2023	1,995	2,280,844
Ohio (State of); Series 2014 A, GO Bonds	5.00%	03/01/2031	4,190	4,522,016
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2011 B-1, Ref. RB	5.00%	01/01/2024	1,000	1,033,890
Series 2017, Ref. RB	5.00%	01/01/2026	1,205	1,488,669
Series 2019 E, VRD RB (g)	1.23%	01/01/2052	34,170	34,170,000
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB (b)	2.40%	10/01/2029	4,500	4,655,070
				81,630,651
Oklahoma–0.29%
Grand River Dam Authority; Series 2016 A, Ref. RB	5.00%	06/01/2024	2,500	2,932,450
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools); Series 2016, RB	5.00%	09/01/2026	3,100	3,530,373
				6,462,823
Oregon–1.10%
Multnomah (County of), OR; Series 2017, GO Bonds	5.00%	06/01/2023	6,960	7,903,706
Oregon (State of) Department of Transportation;
Series 2017 C, Ref. RB	5.00%	11/15/2025	3,525	4,346,149
Series 2017 C, Ref. RB	5.00%	11/15/2026	2,000	2,537,140
Portland (City of), OR; Series 2011 B, RB	5.25%	06/15/2029	1,000	1,053,390
Portland (City of), OR Community College District; Series 2013, GO Bonds	5.00%	06/15/2022	6,000	6,576,300
Salem-Keizer School District No. 24J; Series 2009 B, GO Bonds (CEP -Oregon School Bond
Guaranty)(f)	0.00%	06/15/2023	2,500	2,422,550
				24,839,235
Pennsylvania–5.22%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University);
Series 2008 A, Ref. VRD RB (g)	1.23%	12/01/2037	2,050	2,050,000
Bethlehem (City of), PA;
Series 2014, Ref. RB (INS-BAM)(a)	5.00%	11/15/2020	1,475	1,516,566
Series 2014, Ref. RB (INS-BAM)(a)	5.00%	11/15/2021	1,400	1,495,858
Butler (County of), PA General Authority (Hampton Township School District); Series 2007, VRD RB
(INS-AGM)(a)(g)	1.15%	09/01/2027	2,690	2,690,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania–(continued)
Commonwealth Financing Authority;
Series 2015 A, RB	5.00%	06/01/2034	$ 6,000	$7,082,700
Series 2018, RB	5.00%	06/01/2025	5,500	6,569,970
Series 2018, RB	5.00%	06/01/2026	2,000	2,455,300
Delaware Valley Regional Financial Authority; Series 2018 B, RB (SIFMA Municipal Swap Index +
0.42%)(b)(c)	1.57%	09/01/2022	4,000	4,006,400
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare);
Series 2018, Ref. RB	5.00%	07/15/2020	500	507,330
Series 2018, Ref. RB	5.00%	07/15/2021	500	526,865
Fayette (County of), PA Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB
(LOC - PNC Bank, N.A.)(g)(i)	1.15%	06/01/2037	2,655	2,655,000
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2022	1,350	1,484,487
Series 2018 A, Ref. RB	5.00%	09/01/2023	1,050	1,195,383
Series 2018 A, Ref. RB	5.00%	09/01/2024	1,000	1,175,250
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.72%)(b)(c)	1.87%	09/01/2023	4,700	4,700,047
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement Communities);
Series 2012, Ref. IDR	5.00%	11/15/2026	2,000	2,162,880
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities);
Series 2012, Ref. RB	5.00%	11/15/2025	1,000	1,082,480
Montgomery (County of), PA Industrial Development Authority (PECO Energy Company);
Series 1994 A, Ref. RB (b)	2.55%	06/01/2020	5,000	5,019,700
Series 1999 A, Ref. RB (b)	2.50%	04/01/2020	6,000	6,007,260
Pennsylvania (Commonwealth of);
First Series 2016, Ref. GO Bonds	5.00%	09/15/2026	5,000	6,280,650
First Series 2016, Ref. GO Bonds	5.00%	02/01/2028	1,690	2,070,487
Second Series 2016, Ref. GO Bonds	5.00%	09/15/2028	2,455	3,075,084
Series 2013, GO Bonds	5.00%	10/15/2032	1,475	1,683,963
Series 2018 A, Ref. COP	5.00%	07/01/2023	500	562,995
Series 2018 A, Ref. COP	5.00%	07/01/2025	500	598,170
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Philadelphia Biosolids
Facility); Series 2009, RB	6.25%	01/01/2032	3,045	3,098,044
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pittsburgh
Medical Center); Series 2010 E, RB	5.00%	05/15/2021	7,285	7,345,465
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,667,625
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,726,410
Series 2014 B-1, Ref. RB (SIFMA Municipal Swap Index + 0.88%)(c)	2.03%	12/01/2020	5,100	5,110,047
Series 2014, Ref. RB	5.00%	12/01/2033	5,000	5,910,550
Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.43%)(c)	1.58%	12/01/2021	4,000	4,010,880
Series 2019 A, RB	5.00%	12/01/2026	1,000	1,242,010
Series 2019 A, RB	5.00%	12/01/2027	1,500	1,907,475
Series 2019 A, RB	5.00%	12/01/2028	2,000	2,589,560
Philadelphia (City of), PA;
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2023	1,000	1,137,740
Series 2019 B, GO Bonds	5.00%	02/01/2024	850	982,838
Series 2019 B, GO Bonds	5.00%	02/01/2025	1,000	1,191,630
Series 2019 B, GO Bonds	5.00%	02/01/2026	1,200	1,473,156
Philadelphia (City of), PA Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,467,305
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,543,720
Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School); Series 2012,
RB	5.50%	04/01/2027	1,320	1,361,712
Pittsburgh (City of), PA Water & Sewer Authority; Series 2019 A, RB (INS-AGM)(a)	5.00%	09/01/2024	1,000	1,178,630
South Fork (Borough of), PA Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005
A, Ref. RB (b)(d)	6.00%	07/01/2020	500	508,270
				118,107,892
Puerto Rico–0.02%
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB (INS-AGC)(a)	5.00%	07/01/2023	100	102,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (f)	0.00%	07/01/2024	$35	$32,026
Series 2018 A-1, RB (f)	0.00%	07/01/2027	252	215,566
				350,055
Rhode Island–0.56%
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise);
Series 2009 B, RB (INS-AGC)(a)	5.25%	09/15/2029	1,265	1,268,871
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,876,709
Series 2015 A, Ref. RB	5.00%	06/01/2027	3,600	4,239,072
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,254,022
Series 2015 B, Ref. RB	2.25%	06/01/2041	1,985	1,990,042
				12,628,716
South Carolina–1.42%
Patriots Energy Group Financing Agency; Series 2018 A, RB (b)	4.00%	02/01/2024	8,000	8,889,040
SCAGO Educational Facilities Corporation for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,702,677
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2012 B, Ref. RB (b)(d)	5.00%	10/01/2022	5,000	5,537,400
Series 2018 A, Ref. RB	5.00%	05/01/2025	1,500	1,794,030
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. RB (d)	5.00%	08/01/2021	1,300	1,377,025
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2024	1,000	1,160,290
South Carolina Transportation Infrastructure Bank; Series 2012 A, Ref. RB (b)(d)	5.00%	10/01/2021	10,000	10,662,000
				32,122,462
South Dakota–0.05%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB
(b)(d)	5.00%	09/01/2020	1,000	1,020,580

Tennessee–1.17%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health);
Series 2018 A, Ref. RB	5.00%	07/01/2023	1,800	2,043,234
Series 2018 A, Ref. RB	5.00%	07/01/2024	2,000	2,268,840
Series 2018 A, Ref. RB	5.00%	07/01/2025	2,000	2,266,740
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,283,079
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Blakeford at Green Hills);
Series 2012, Ref. RB	5.00%	07/01/2020	860	869,924
Series 2012, Ref. RB	5.00%	07/01/2021	885	925,559
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Lipscomb University); Series 2016 A, Ref. RB	5.00%	10/01/2021	745	788,985
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur
Healthcare); Series 2017 A, RB	5.00%	05/01/2024	1,840	2,142,294
Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2021	4,385	4,660,115
Series 2017 A, RB (b)	4.00%	05/01/2023	3,420	3,727,766
Series 2018, RB (b)	4.00%	11/01/2025	4,000	4,589,800
				26,566,336
Texas–10.43%
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2022	350	373,583
Series 2017, Ref. RB	5.00%	01/01/2025	900	1,045,461
Board of Regents of The University of Texas System; Series 2010, Ref. RB	5.00%	08/15/2021	5,340	5,665,847
Central Texas Regional Mobility Authority; Series 2018, RB	4.00%	01/01/2022	2,500	2,598,650
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	5.00%	08/15/2023	750	806,678
Dallas-Fort Worth (Cities of), TX International Airport; Series 2013 F, Ref. RB	5.25%	11/01/2033	4,490	5,165,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Denton Independent School District; Series 2015, Ref. GO Bonds (CEP -Texas Permanent School
Fund)	5.00%	08/15/2024	$ 6,685	$7,899,598
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP-Texas Permanent School
Fund)	6.00%	02/15/2028	11,370	14,189,987
Frisco Independent School District; Series 2016 A, Ref. GO Bonds (CEP -Texas Permanent School
Fund)	5.00%	08/15/2025	2,500	3,053,325
Galveston (City of), TX; Series 2011, Ref. RB	5.00%	02/01/2021	1,000	1,035,530
Grand Parkway Transportation Corp. (Tela Supported); Series 2018 B, RB (b)	5.00%	10/01/2023	5,000	5,695,150
Harris (County of), TX Metropolitan Transit Authority; Series 2017 B, Ref. RB	5.00%	11/01/2025	3,040	3,735,978
Harris County Cultural Education Facilities Finance Corp. (Memorial Herman Health System);
Series 2014 A, RB (b)(d)	5.00%	12/01/2024	1,445	1,727,714
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 A, Ref. RB	5.00%	12/01/2023	1,625	1,799,119
Harris County Cultural Education Facilities Finance Corp. (Texas Children's Hospital); Series 2015, RB
(68% of 1 mo. USD LIBOR + 0.85%)(b)(c)	1.94%	06/01/2020	5,000	5,001,650
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	557,042
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	912,772
Harris County Health Facilities Development Corp. (School Health Care System); Series 1997 B, RB (d)	5.75%	07/01/2027	5,475	6,809,258
Harris Health Facilities Development Corp. (Methodist Hospital System); Series 2008 A-2, VRD RB (g)	2.16%	12/01/2041	21,750	21,750,000
Houston (City of), TX;
Series 2014 C, Ref. RB	5.00%	05/15/2024	3,685	4,317,530
Series 2016 A, Ref. GO Bonds	5.00%	03/01/2024	3,060	3,563,951
Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	5,350	6,765,396
Series 2018 C, Ref. RB (70% of 1 mo. USD LIBOR +0.36%)(b)(c)	1.49%	08/01/2021	4,000	4,003,800
Series 2019 C, Ref. GO Bonds	5.00%	03/01/2022	12,305	13,325,946
Houston Independent School District; Series 2016 A, Ref. GO Bonds (CEP -Texas Permanent School
Fund)	5.00%	02/15/2025	3,750	4,512,375
Leander Independent School District; Series 2014 D, Ref. GO Bonds (CEP -Texas Permanent School
Fund)(f)	0.00%	08/15/2027	5,675	4,846,166
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2018, Ref. RB	5.00%	05/15/2023	1,900	2,148,976
Series 2018, Ref. RB	5.00%	05/15/2024	2,430	2,842,711
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil ); Series 2010, VRD RB (g)	1.24%	11/01/2038	2,740	2,740,000
New Hope Cultural Education Facilities Corp. (CHF-Collegiate Housing College Station I, LLC-Texas
A&M University); Series 2014 A, RB (INS-AGM)(a)	4.00%	04/01/2020	325	325,647
North East Texas Regional Mobility Authority; Series 2016, RB	5.00%	01/01/2026	1,870	2,259,315
North Texas Tollway Authority; Series 2019 B, Ref. RB	5.00%	01/01/2025	2,000	2,382,100
Northside Independent School District (School Building); Series 2012, GO Bonds (CEP -Texas
Permanent School Fund)(b)	1.75%	06/01/2022	3,090	3,096,149
San Antonio (City of), TX;
Series 2016, RB (d)	5.00%	02/01/2023	5,345	5,976,512
Series 2016, RB	5.00%	02/01/2023	1,155	1,294,293
Series 2018, Ref. RB	5.00%	02/01/2021	5,000	5,193,950
San Antonio (City of), TX Water System; Series 2013 B, Ref. RB	5.00%	05/15/2031	2,720	3,059,864
San Antonio Independent School District;
Series 2019, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2025	5,400	6,601,608
Series 2019, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2026	5,405	6,804,625
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2018 A, Ref. RB	5.00%	07/01/2024	1,850	2,159,006
Tarrant Cultural Educational Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 A,
VRD RB (LOC - TD Bank N.A.)(g)(i)	1.20%	10/01/2041	6,730	6,730,000
Texas (State of); Series 2019, RAN	4.00%	08/27/2020	10,000	10,154,900
Texas (State of) Water Development Board (State Water Implementation Revenue Fund);
Series 2018 A, RB	5.00%	10/15/2022	2,500	2,772,750
Series 2018 A, RB	5.00%	10/15/2024	2,500	2,973,400
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	4,845	5,768,651
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, RB	5.00%	12/15/2021	5,485	5,864,836
Series 2012, RB	5.00%	12/15/2022	500	553,445
Series 2012, RB	5.00%	12/15/2023	8,050	8,921,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Limited Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Texas Public Finance Authority; Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	$ 5,000	$5,742,700
Texas State University Board of Regents;
Series 2017 A, Ref. RB	5.00%	03/15/2023	2,150	2,419,352
Series 2017 A, Ref. RB	5.00%	03/15/2024	4,000	4,663,320
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, RB (d)	5.00%	07/01/2021	1,285	1,354,891
				235,962,447
Utah–0.46%
Utah (County of), UT (IHC Health Services, Inc.); Series 2018 B, RB (b)	5.00%	08/01/2024	4,000	4,658,320
Weber (County of), UT; Series 2000 C, VRD RB (g)	1.34%	02/15/2035	5,840	5,840,000
				10,498,320
Virgin Islands–0.37%
Virgin Islands (Government of) Public Finance Authority;
Series 2015, RB (e)	5.00%	09/01/2022	2,220	2,380,173
Series 2015, RB (e)	5.00%	09/01/2023	1,500	1,648,410
Series 2015, RB (e)	5.00%	09/01/2024	1,650	1,855,524
Series 2015, RB (e)	5.00%	09/01/2025	1,500	1,723,155
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, RB (INS-AGM)(a)	5.00%	07/01/2022	685	708,879
				8,316,141
Virginia–2.24%
Chesapeake Bay Bridge & Tunnel District; Series 2019, RAN	5.00%	11/01/2023	17,645	20,236,345
Fairfax (County of), VA Economic Development Authority (Wiehle Ave Metrorail Station); Series 2020,
Ref. RB	5.00%	08/01/2027	1,400	1,780,884
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment
Programs); Series 2015 A, RB	5.00%	02/01/2024	4,075	4,734,009
Virginia Commonwealth Transportation Board;
Series 2016, RB	5.00%	03/15/2024	1,500	1,747,440
Series 2016, RB	5.00%	09/15/2024	1,015	1,202,805
Series 2017 A, Ref. RB	5.00%	05/15/2024	5,395	6,323,479
Series 2017, RB	5.00%	05/15/2025	5,640	6,836,188
Series 2017, Ref. RB	5.00%	09/15/2023	5,000	5,729,900
York (County of), VA Economic Development Authority; Series 2009 A, Ref. PCR (b)	1.90%	06/01/2023	2,000	2,058,720
				50,649,770
Washington–1.97%
Energy Northwest (Columbia Generating Station); Series 2011 A, Ref. RB	5.00%	07/01/2023	2,500	2,639,075
Energy Northwest (Project #3); Series 2018 C, Ref. RB	5.00%	07/01/2023	4,000	4,550,400
Seattle (City of), WA; Series 2015 A, Ref. GO Bonds	5.00%	06/01/2023	4,000	4,542,360
Seattle (Port of), WA; Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,303,979
Washington (State of); Series 1998 C, GO Bonds	5.50%	07/01/2023	2,815	3,124,791
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.);
Series 2008, RB (e)	2.13%	06/01/2020	3,000	3,003,180
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB
(SIFMA Municipal Swap Index + 1.40%)(b)(c)	2.55%	01/01/2025	5,650	5,891,537
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2017, Ref. RB (67% of 1 mo. USD LIBOR + 1.10%)(b)(c)	2.18%	07/01/2022	5,000	5,047,800
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2020	500	514,050
Washington (State of) Housing Finance Commission (Kitts Corner Apartments); Series 2014, VRD RB
(LOC - FHLB of San Francisco)(g)(i)	1.25%	09/01/2049	850	850,000
Washington (State of) Tobacco Settlement Authority;
Series 2018, Ref. RB	5.00%	06/01/2023	2,500	2,807,325
Series 2018, Ref. RB	5.00%	06/01/2024	3,750	4,210,987
Washington Health Care Facilities Authority (CommonSpirit Health); Series 2019 B-3, Ref. RB (b)	5.00%	08/01/2026	5,000	6,062,100
				44,547,584
West Virginia–0.43%
Mason (County of), WV (Appalachian Power Co.); Series 2003 L, PCR	2.75%	10/01/2022	2,500	2,602,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Limited Term Municipal Income Fund

Principal
		Interest	Maturity	Amount
		Rate	Date	(000)	Value
West Virginia–(continued)
West Virginia (State of) Economic Development Authority; Series 2017, Ref. RB		5.00%	06/15/2027	$ 5,610	$7,184,615
9,787,240
Wisconsin–0.33%
Wisconsin (State of); Series 2017-1, Ref. RB		5.00%	07/01/2025	3,790	4,619,518
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group);
Series 2018 B-3, Ref. RB (b)		5.00%	01/31/2024	2,495	2,877,633
7,497,151
Wyoming–0.05%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS-BAM)(a)		5.00%	01/01/2024	1,000	1,147,720
TOTAL INVESTMENTS IN SECURITIES(k)–100.12% (Cost $2,175,473,351)					2,264,798,389
OTHER ASSETS LESS LIABILITIES–(0.12)%					(2,618,958)
NET ASSETS –100.00%					$2,262,179,431
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
FGIC	– Financial Guaranty Insurance Company
FHLB	– Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corp.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)Principal and/or interest payments are secured by the bond insurance company listed.

(b)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(d)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(e)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $37,932,045, which represented 1.68% of the Fund's Net Assets.

(f)Zero coupon bond issued at a discount.

(g)Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2020.

(h)Security subject to crossover refunding.

(i)Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(j)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(k)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $2,175,473,351)	$2,264,798,389
Cash	1,124,078
Receivable for:
Investments sold	98,000
Fund shares sold	4,945,301
Dividends	133,711
Interest	19,533,766
Investment for trustee deferred compensation and
retirement plans	224,123
Other assets	72,950
Total assets	2,290,930,318
Liabilities:
Payable for:
Investments purchased	9,404,750
Dividends	1,165,383
Fund shares reacquired	17,144,427
Accrued fees to affiliates	653,500
Accrued trustees' and officers' fees and benefits	4,735
Accrued other operating expenses	128,777
Trustee deferred compensation and retirement plans	249,315
Total liabilities	28,750,887
Net assets applicable to shares outstanding	$2,262,179,431
Net assets consist of:
Shares of beneficial interest	$2,210,828,600
Distributable earnings	51,350,831
$2,262,179,431
Net Assets:
Class A	$1,115,905,254
Class A2	$47,719,465
Class C	$108,817,983
Class Y	$721,345,551
Class R5	$2,376,981
Class R6	$266,014,197

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	96,847,423
Class A2	4,139,104
Class C	9,448,222
Class Y	62,636,040
Class R5	206,482
Class R6	23,102,937
Class A:
Net asset value per share	$11.52
Maximum offering price per share
(Net asset value of $11.52 ÷ 97.50%)	$11.82
Class A2:
Net asset value per share	$11.53
Maximum offering price per share
(Net asset value of $11.53 ÷ 99.00%)	$11.65
Class C:
Net asset value and offering price per share	$11.52
Class Y:
Net asset value and offering price per share	$11.52
Class R5:
Net asset value and offering price per share	$11.51
Class R6:
Net asset value and offering price per share	$11.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$54,805,247
Expenses:
Advisory fees	4,987,155
Administrative services fees	301,925
Custodian fees	22,086
Distribution fees:
Class A	2,616,632
Class C	977,265
Transfer agent fees — A, A2, C and Y	1,671,669
Transfer agent fees — R5	443
Transfer agent fees — R6	28,490
Trustees' and officers' fees and benefits	44,136
Registration and filing fees	205,243
Reports to shareholders	102,277
Professional services fees	59,255
Other	12,664
Total expenses	11,029,240
Less: Expense offset arrangement(s)	(849)
Net expenses	11,028,391
Net investment income	43,776,856
Realized and unrealized gain from:
Net realized gain from investment securities	672,817
Change in net unrealized appreciation of investment securities	56,060,334
Net realized and unrealized gain	56,733,151
Net increase in net assets resulting from operations	$100,510,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$43,776,856	$47,691,605
Net realized gain (loss)	672,817	(15,951,397)
Change in net unrealized appreciation	56,060,334	18,409,994
Net increase in net assets resulting from operations	100,510,007	50,150,202
Distributions to shareholders from distributable earnings:
Class A	(23,041,136)	(20,416,390)

Class A2	(1,208,339)	(1,260,107)

Class C	(1,414,451)	(3,162,192)

Class Y	(16,772,304)	(16,188,721)

Class R5	(60,846)	(203,638)

Class R6	(5,958,958)	(4,500,235)

Total distributions from distributable earnings	(48,456,034)	(45,731,283)
Share transactions–net:
Class A	56,991,094	(17,752,621)

Class A2	(5,518,380)	(5,646,483)

Class C	10,720,200	(209,049,185)

Class Y	27,557,962	(61,464,077)

Class R5	(495,211)	(7,353,609)
Class R6	48,411,822	44,009,167
Net increase (decrease) in net assets resulting from share transactions	137,667,487	(257,256,808)

Net increase (decrease) in net assets	189,721,460	(252,837,889)
Net assets:
Beginning of year	2,072,457,971	2,325,295,860
End of year	$2,262,179,431	$2,072,457,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Limited Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of	Ratio of
									expenses	expenses
			Net gains						to average	to average net
			(losses)						net assets	assets without	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A									0.61%(d)	0.61%(d)	1.98%(d)
Year ended 02/29/20	$11.25	$0.22	$ 0.30	$ 0.52	$(0.25)	$11.52	4.68%	$1,115,905				26%
Year ended 02/28/19	11.22	0.24	0.02	0.26	(0.23)	11.25	2.38	1,033,140	0.63	0.63	2.17	45
Year ended 02/28/18	11.31	0.21	(0.10)	0.11	(0.20)	11.22	0.93	1,048,359	0.62	0.62	1.86	20
Year ended 02/28/17	11.57	0.21	(0.27)	(0.06)	(0.20)	11.31	(0.51)	1,274,653	0.60	0.60	1.79	29
Year ended 02/29/16	11.62	0.24	(0.04)	0.20	(0.25)	11.57	1.76	1,183,160	0.61	0.61	2.14	13
Class A2									0.36(d)	0.36(d)	2.23(d)	26
Year ended 02/29/20	11.25	0.25	0.31	0.56	(0.28)	11.53	5.02	47,719
Year ended 02/28/19	11.22	0.27	0.02	0.29	(0.26)	11.25	2.64	52,007	0.38	0.38	2.42	45
Year ended 02/28/18	11.31	0.24	(0.11)	0.13	(0.22)	11.22	1.18	57,533	0.37	0.37	2.11	20
Year ended 02/28/17	11.58	0.23	(0.27)	(0.04)	(0.23)	11.31	(0.35)	72,115	0.35	0.35	2.04	29
Year ended 02/29/16	11.63	0.27	(0.04)	0.23	(0.28)	11.58	2.02	93,226	0.36	0.36	2.39	13
Class C									1.36(d)	1.36(d)	1.23(d)	26
Year ended 02/29/20	11.24	0.14	0.31	0.45	(0.17)	11.52	3.99	108,818
Year ended 02/28/19	11.21	0.16	0.02	0.18	(0.15)	11.24	1.61	95,674	1.38	1.38	1.42	45
Year ended 02/28/18	11.30	0.13	(0.11)	0.02	(0.11)	11.21	0.18	304,861	1.37	1.37	1.11	20
Year ended 02/28/17	11.56	0.12	(0.26)	(0.14)	(0.12)	11.30	(1.26)	390,826	1.35	1.35	1.04	29
Year ended 02/29/16	11.62	0.16	(0.06)	0.10	(0.16)	11.56	0.91	264,598	1.36	1.36	1.39	13
Class Y									0.36(d)	0.36(d)	2.23(d)
Year ended 02/29/20	11.24	0.25	0.31	0.56	(0.28)	11.52	5.02	721,346				26
Year ended 02/28/19	11.21	0.27	0.02	0.29	(0.26)	11.24	2.64	677,051	0.38	0.38	2.42	45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	737,222	0.37	0.37	2.11	20
Year ended 02/28/17	11.56	0.23	(0.26)	(0.03)	(0.23)	11.30	(0.27)	801,182	0.35	0.35	2.04	29
Year ended 02/29/16	11.61	0.27	(0.04)	0.23	(0.28)	11.56	2.02	674,461	0.36	0.36	2.39	13
Class R5									0.29(d)	0.29(d)	2.30(d)	26
Year ended 02/29/20	11.23	0.26	0.31	0.57	(0.29)	11.51	5.10	2,377
Year ended 02/28/19	11.21	0.27	0.01	0.28	(0.26)	11.23	2.54	2,812	0.38	0.38	2.42	45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	10,237	0.37	0.37	2.11	20
Year ended 02/28/17	11.57	0.23	(0.27)	(0.04)	(0.23)	11.30	(0.33)	10,893	0.35	0.35	2.04	29
Year ended 02/29/16	11.62	0.28	(0.05)	0.23	(0.28)	11.57	2.06	16,076	0.31	0.31	2.44	13
Class R6									0.28(d)	0.28(d)	2.31(d)
Year ended 02/29/20	11.24	0.26	0.30	0.56	(0.29)	11.51	5.01	266,014				26
Year ended 02/28/19	11.21	0.28	0.02	0.30	(0.27)	11.24	2.71	211,774	0.30	0.30	2.50	45
Year ended 02/28/18(e)	11.30	0.22	(0.10)	0.12	(0.21)	11.21	1.10	167,084	0.29(f)	0.29(f)	2.19(f)	20

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $1,046,653, $49,324, $97,727, $685,965 , $2,422 and $236,487 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)Commencement date of April 4, 2017 for Class R6 Shares.

(f)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

30	Invesco Limited Term Municipal Income Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.300%

Over $500 million up to and including $1 billion	0.250%
Over $1 billion	0.200%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.235%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory

31	Invesco Limited Term Municipal Income Fund

Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $140,304 and $326 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $121,237, $0 and $6,578 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Fund engaged in securities purchases of $357,993,591 and securities sales of $293,634,514, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $849.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

20202019

Ordinary income-tax-exempt	$48,456,034	$45,731,283
32	Invesco Limited Term Municipal Income Fund

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$1,537,489
Net unrealized appreciation — investments	89,796,313
Temporary book/tax differences	(211,891)

Capital loss carryforward	(39,771,080)

Shares of beneficial interest	2,210,828,600
Total net assets	$2,262,179,431

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$22,388,298	$17,382,782	$39,771,080

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $544,068,460 and $553,107,705, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$90,485,634
Aggregate unrealized (depreciation) of investments	(689,321)
Net unrealized appreciation of investments	$89,796,313

Cost of investments for tax purposes is $2,175,002,076.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2020, undistributed net investment income was increased by $85,597, undistributed net realized gain (loss) was decreased by $87,592 and shares of beneficial interest was increased by $1,995. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	31,701,054	$ 360,812,060	33,312,882	$ 372,772,646
Class A2	196,872	2,242,397	73,268	820,916
Class C	4,124,490	46,971,435	3,184,940	35,591,148
Class Y	23,268,809	264,853,316	31,143,144	347,963,046
Class R5	13,456	153,332	610,874	6,821,354
Class R6	8,232,518	93,631,072	9,077,349	101,404,114
Issued as reinvestment of dividends:
Class A	1,504,896	17,140,801	1,415,181	15,828,220
Class A2	51,387	585,435	81,419	910,624
Class C	105,186	1,197,535	238,764	2,667,374
Class Y	885,511	10,080,052	932,204	10,418,898
Class R5	1,914	21,776	2,996	33,467
Class R6	451,146	5,135,549	358,122	4,002,470
33	Invesco Limited Term Municipal Income Fund

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	73,124	$832,910	-	$-
Class C	(73,138)	(832,910)	-	-
Reacquired:
Class A	(28,302,030)	(321,794,677)	(36,335,835)	(406,353,487)

Class A2	(731,267)	(8,346,212)	(659,840)	(7,378,023)

Class C	(3,219,660)	(36,615,860)	(22,111,553)	(247,307,707)

Class Y	(21,759,404)	(247,375,406)	(37,607,728)	(419,846,021)

Class R5	(59,174)	(670,319)	(1,276,877)	(14,208,430)

Class R6	(4,426,729)	(50,354,799)	(5,499,370)	(61,397,417)

Net increase (decrease) in share activity	12,038,961	$137,667,487	(23,060,060)	$(257,256,808)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

34	Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,016.10	$3.06	$1,021.83	$3.07	0.61%

Class A2	1,000.00	1,017.40	1.81	1,023.07	1.81	0.36

Class C	1,000.00	1,012.30	6.80	1,018.10	6.82	1.36

Class Y	1,000.00	1,017.40	1.81	1,023.07	1.81	0.36
Class R5	1,000.00	1,017.80	1.40	1,023.47	1.41	0.28

Class R6	1,000.00	1,017.80	1.40	1,023.47	1.41	0.28

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

36	Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

37	Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1993	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997		229	Member, Board of Directors of
Trustee				Baylor College of Medicine
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
Investment Funds and Private Equity, Overseas Private Investment	materials
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
T-2	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation)
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		and its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit legal advocacy);
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
Board Member
Director of Columbia Equity Financial Corp. (privately held financial advisor)
and Investment

Committee
Member of
Pulitzer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas

Formerly: Executive Vice President and General Counsel, Texas Children's

Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,

University of St. Thomas; Attorney, Andrews & Kurth LLP

T-3	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Limited Term Municipal Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Municipal Income Fund

Nasdaq:

A: VKMMX ￿ C: VMICX ￿ Y: VMIIX ￿ Investor: VMINX ￿ R6: VKMSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

31 Financial Statements

36 Notes to Financial Statements

42Report of Independent Registered Public Accounting Firm

43Fund Expenses

44Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Municipal Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Municipal Income Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Munici- pal Bond 5+ Year Investment Grade Index, the Fund's style-specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.56%
Class C Shares	10.69
Class Y Shares	11.83
Investor Class Shares	11.65
Class R6 Shares	11.90
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond 5+ Year Investment Grade Index￿ (Style-Specific Index)	10.68
Lipper General Municipal Debt Funds Index￿ (Peer Group Index)	10.41

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in the health care and industrial development revenue/pollution control revenue sectors

Market conditions and your Fund

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	86.8%
General Obligation Bonds	8.9
Pre-Refunded Bonds	4.2
Other	0.1

and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns re-

Top Five Debt Holdings

% of total net assets

1.New York (City of), NY Municipal Water Finance Authority

Series 2012 FF, RB	0.8%

2.Missouri (State of) Health & Educational Facilities Authority (Mercy Health) Series 2017 C,

Ref. RB	0.8

3.Texas (State of) Water Development Board Series 2019

A, RB	0.7

4.California (State of) Educational Facilities Authority (Stanford

University) Series 2019 V-1, RB	0.7
5. Seattle (Port of), WA Series 2018
A, RB	0.7

contributed to the Fund's performance rela- tive to its style-specific benchmark. Security selection in bonds A-rated† and below, as well as non-rated bonds, significantly contributed to the Fund's relative return. On a state level, security selection in Illinois domiciled bonds also added to the Fund's relative perfor- mance.

Conversely, security selection in higher quality bonds (AAA and AA-rated specifically) detracted from the Fund's performance rela- tive to its style-specific benchmark over the fiscal year. Security selection in state and local general obligation bonds also detracted from the Fund's relative performance. On a state level, security selection in California and New York holdings was a slight detractor from the Fund's relative results.

During the fiscal year, leverage contributed to the Fund's performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of in- verse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Municipal Income Fund

leverage also can expose shareholders to ad- ditional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Munici- pal Income Fund and for sharing our long- term investment horizon.

1 Source: Bloomberg

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Municipal Income Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$20,000	$16,780 S&P Municipal Bond 5+ Year Investment Grade Index1

	$16,127 Lipper General Municipal Debt Funds Index2

	$15,615	S&P Municipal Bond Index1

15,000	$15,550	Invesco Municipal Income Fund — Class A Shares

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Municipal Income Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (8/1/90)		4.96%
10 Years		4.51
5	Years	3.45
1	Year	6.80
Class C Shares
Inception (8/13/93)		4.11%
10 Years		4.17
5	Years	3.57
1	Year	9.69
Class Y Shares
Inception (8/12/05)		4.45%
10 Years		5.24
5	Years	4.63
1	Year	11.83
Investor Class Shares
10 Years		5.04%
5	Years	4.46
1	Year	11.65
Class R6 Shares
10 Years		5.06%
5	Years	4.53
1	Year	11.90

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, ad- vised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (re- named Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predeces- sor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Investor Class shares incepted on

July 15, 2013. Performance shown prior to that date is that of Class A shares and in- cludes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund's and the predeces- sor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, perfor- mance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Municipal Income Fund

Invesco Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond 5+ Year Invest- ment Grade Index seeks to measure the performance of investment grade US mu- nicipal bonds with maturities equal to or greater than five years.

￿The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Municipal Income Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–108.18%
Alabama–2.34%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group);
Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$14,089,168
Series 2014 A, GO Wts. (a)(b)	5.00%	09/01/2024	5,450	6,461,193
Auburn University; Series 2011 A, RB (a)(b)	5.00%	06/01/2021	1,000	1,052,920
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.75%	06/01/2035	4,200	4,860,786
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB (c)	5.00%	01/01/2042	10,005	11,996,295
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB (b)	4.00%	12/01/2025	15,000	17,273,250
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB (d)	5.75%	10/01/2049	5,000	6,062,900
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007,
RB (e)	5.50%	01/01/2043	900	638,721
Lower Alabama Gas District (The); Series 2016 A, RB (c)	5.00%	09/01/2046	6,000	9,088,920
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR
(f)	5.25%	05/01/2044	5,000	5,974,700

UAB Medicine Finance Authority; Series 2019, RB	4.00%	09/01/2044	7,250	8,527,667
				86,026,520
Alaska–0.43%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/2040	1,250	1,319,788
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,182,550
Alaska Municipal Bond Bank Authority; Series 2017 A, RB (c)	5.50%	10/01/2042	9,000	11,396,070
				15,898,408
Arizona–3.35%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2015 C, Ref. VRD RB (LOC-Bank
Of America, N.A.)(g)(h)	1.35%	01/01/2046	1,530	1,530,000
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/2039	5,000	5,195,500
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB (f)	5.25%	07/01/2047	4,500	5,137,830
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2043	2,045	2,419,030
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB
(f)	5.50%	07/01/2036	5,840	6,582,264

Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada
and St. Rose Campus Projects); Series 2018 A, RB (f)	5.75%	07/15/2048	3,150	3,726,607
City of Phoenix Civic Improvement Corp.; Series 2019, RB	5.00%	07/01/2049	18,155	23,288,871
Glendale (City of), AZ Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,008,420
Series 2010, RB	5.13%	05/15/2040	2,150	2,168,641
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2032	2,560	2,826,829
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,414,016
Goodyear (City of), AZ; Series 2010, Ref. RB	5.63%	07/01/2039	1,000	1,015,010
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB
(f)	5.00%	07/01/2036	2,500	2,818,375

Phoenix (City of), AZ Industrial Development Authority (Career Success Schools);
Series 2009, RB	7.00%	01/01/2039	600	601,578
Series 2009, RB	7.13%	01/01/2045	1,240	1,243,236
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies);
Series 2012, RB (a)(b)	6.30%	07/01/2021	1,000	1,072,070
Series 2012, RB (a)(b)	6.40%	07/01/2021	400	429,352
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A,
RB (f)	6.50%	07/01/2034	1,095	1,283,373
Phoenix (City of), AZ Industrial Development Authority (Rowan University);
Series 2012, RB	5.25%	06/01/2034	3,000	3,263,400
Series 2012, RB	5.00%	06/01/2042	5,000	5,376,800
Phoenix Civic Improvement Corp.; Series 2019 A, RB	4.00%	07/01/2045	4,235	4,931,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2017, RB (f)	4.75%	06/15/2037	$ 2,000	$2,074,800
Series 2017, RB (f)	5.00%	06/15/2047	5,000	5,203,150
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014,
Ref. RB	7.00%	05/01/2034	1,000	1,123,250
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018,
RB (f)	5.25%	07/01/2048	5,000	5,249,900
Pima (County of), AZ Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A,
IDR	5.25%	10/01/2040	1,925	1,968,813
Pinal (County of), AZ Electric District No. 3; Series 2011, Ref. RB (a)(b)	5.25%	07/01/2021	2,000	2,118,120
Salt Verde Financial Corp.; Series 2007, RB	5.00%	12/01/2037	15,155	21,715,296
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds (f)	6.00%	07/15/2027	2,000	2,179,300
Series 2013 B, GO Bonds (f)	5.70%	07/15/2029	775	834,799
Series 2013 B, GO Bonds (f)	6.00%	07/15/2033	710	766,346
Yavapai (County of), AZ Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. RB	5.25%	10/01/2025	1,000	1,063,600
Series 2011, Ref. RB	5.25%	10/01/2026	500	531,395
				123,161,417
Arkansas–0.17%
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2042	5,530	6,333,896
California–8.97%
Anaheim (City of), CA Public Financing Authority (Electric System Distribution Facilities); Series 2011
A, RB (a)(b)	5.38%	04/01/2021	735	773,301
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB (c)	5.00%	04/01/2056	12,000	14,697,840
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds (i)	0.00%	08/01/2031	40	34,007
Big Bear Lake (City of), CA; Series 1996, Ref. RB (INS-NATL)(j)	6.00%	04/01/2022	955	1,002,740
California (County of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.);
Series 2006 A, RB (i)	0.00%	06/01/2046	20,000	4,517,800
California (State of);
Series 2010, GO Bonds	5.50%	03/01/2040	250	250,875
Series 2011, GO Bonds	5.00%	10/01/2041	5,000	5,318,050
Series 2012, GO Bonds	5.00%	09/01/2036	5,000	5,520,300
Series 2019, GO Bonds	4.00%	10/01/2044	10,000	12,154,100
California (State of) Educational Facilities Authority (Stanford University); Series 2019 V-1, RB (c)	5.00%	05/01/2049	15,000	25,548,900
California (State of) Health Facilities Financing Authority (Children's Hospital Los Angeles);
Series 2010, RB (a)(b)	5.25%	07/01/2020	500	507,445
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children's Hospital at
Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,678,990
California (State of) Housing Finance Agency;
Series 2019 2, Class A, Revenue Ctfs.	4.00%	03/20/2033	2,993	3,619,503
Series 2019 A-1, RB	4.25%	01/15/2035	3,724	4,674,508
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB (a)(b)	5.00%	01/01/2022	1,250	1,349,100
Series 2011, RB (a)(b)	5.75%	01/01/2022	450	491,800
Series 2011, RB	5.00%	01/01/2028	275	295,466
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB (d)	5.00%	12/31/2047	12,550	15,326,185
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB (d)	4.00%	07/15/2029	4,000	4,805,000
California (State of) Pollution Control Finance Authority;
Series 2012, RB (d)(f)	5.00%	07/01/2030	3,160	3,465,446
Series 2012, RB (d)(f)	5.00%	07/01/2037	6,955	7,596,807
California (State of) Pollution Control Financing Authority (San Diego County Water Authority);
Series 2019, Ref. RB (f)	5.00%	07/01/2039	5,250	6,494,670
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	2,500	2,925,400
California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	2,000	2,137,320
California (State of) Statewide Communities Development Authority (Lancer Educational Student
Housing); Series 2016, Ref. RB (f)	5.00%	06/01/2046	3,000	3,431,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Loma Linda University Medical
Center);
Series 2016 A, RB (f)	5.00%	12/01/2041	$ 6,475	$7,457,322
Series 2016 A, RB (f)	5.25%	12/01/2056	6,150	7,104,849
California (State of) Statewide Communities Development Authority (Pooled Financing Program);
Series 2004 A, RB	5.25%	10/01/2024	270	270,940
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS -NATL)(i)(j)	0.00%	08/01/2029	1,585	1,379,283
Clovis Unified School District (Election of 2012); Series 2015 D, GO Bonds (i)	0.00%	08/01/2033	3,270	2,119,581
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2039	1,000	601,680
Earlimart School District; Series 1994 1, GO Bonds (INS-AMBAC)(j)	6.70%	08/01/2021	140	144,984
El Segundo Unified School District (Election of 2008);
Series 2009 A, GO Bonds (i)	0.00%	08/01/2032	5,030	4,044,472
Series 2009 A, GO Bonds (i)	0.00%	08/01/2033	4,185	3,271,331
Golden State Tobacco Securitization Corp.; Series 2018 A-2, Ref. RB	5.00%	06/01/2047	5,000	5,309,350
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO
Bond Program); Series 2007, RB (INS-AGM)(j)	5.00%	08/01/2026	2,000	2,545,160
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2034	1,500	1,125,840
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, RB (i)	0.00%	06/01/2036	25,000	8,673,750
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	305	306,129
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2017, RB (d)	5.00%	05/15/2046	6,000	7,196,580
Series 2018 A, RB (c)(d)(k)	5.25%	05/15/2048	12,000	15,209,520
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS-AGC)(i)(j)	0.00%	08/01/2035	3,260	2,388,830
Morongo Band of Mission Indians (The); Series 2018 A, RB (f)	5.00%	10/01/2042	4,800	5,758,080
Mt. San Antonio Community College District (Election 2008); Series 2013 A, GO Bonds (l)	6.25%	08/01/2043	6,965	7,563,851
Oakland (Port of), CA; Series 2012 P, Ref. RB (d)	5.00%	05/01/2028	2,000	2,167,500
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2037	1,170	806,879
Series 2009 B, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2038	4,770	3,184,786
Series 2009 B, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2039	5,010	3,241,370
Series 2009 B, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2040	5,260	3,300,177
Series 2009 B, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2041	5,520	3,347,383
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, GO Bonds (i)	0.00%	08/01/2035	1,500	1,133,220
Riverside (County of), CA Transportation Commission; Series 2013 A, RB	5.75%	06/01/2044	2,500	2,840,175
Sacramento (County of), CA; Series 2010, RB	5.00%	07/01/2040	4,300	4,355,943
San Buenaventura (City of), CA (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/2020	1,000	1,035,690
Series 2011, RB	6.50%	12/01/2021	2,000	2,175,520
Series 2011, RB	6.50%	12/01/2022	2,000	2,173,680
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. RB (d)	5.00%	05/01/2023	10,000	10,489,200
Series 2018 D, RB (d)	5.25%	05/01/2048	14,190	17,932,329
Series 2019 A, Ref. RB (d)	5.00%	05/01/2039	5,000	6,434,150
San Joaquin (County of), CA Transportation Authority (Measure K); Series 2011 A, RB (a)(b)	5.25%	03/01/2021	1,500	1,568,745
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	5,000	5,938,250
San Jose (City of), CA;
Series 2011 A-1, RB (d)	5.25%	03/01/2026	2,730	2,848,973
Series 2011 A-1, RB (d)	6.25%	03/01/2034	2,500	2,629,300
San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds (l)	6.63%	08/01/2042	4,915	5,399,226
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.38%	09/01/2029	2,430	2,710,009
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB (i)	0.00%	06/01/2036	22,000	8,936,180
Series 2007 A, RB (i)	0.00%	06/01/2041	5,000	1,521,550
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2048	5,500	6,751,800
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds (i)	0.00%	08/01/2026	1,250	1,148,750
Vernon (City of), CA; Series 2009 A, RB	5.13%	08/01/2021	730	741,154
West Contra Costa Unified School District; Series 2005, GO Bonds (INS-NATL)(i)(j)	0.00%	08/01/2027	7,865	7,133,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Western Riverside (County of), CA Water & Wastewater Financing Authority (Eastern Municipal Water
District Improvement); Series 2009, RB (INS-AGC)(j)	5.50%	09/01/2034	$ 1,000	$1,003,490
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS-AGM)(i)(j)	0.00%	08/01/2024	3,570	3,417,454
				329,454,140
Colorado–2.70%
Amber Creak Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,075	1,138,769
Belleview Station Metropolitan District No. 2;
Series 2017, Ref. GO Bonds	5.00%	12/01/2036	1,000	1,055,640
Series 2017, Ref. GO Bonds	5.13%	12/01/2046	2,375	2,506,290
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB (f)	5.00%	12/01/2037	3,000	3,243,060
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2018 A, RB	5.00%	11/15/2048	5,000	6,191,300
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	15,770	19,633,650
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The));
Series 2013, RB (a)(b)	5.63%	06/01/2023	2,500	2,886,400
Series 2017, Ref. RB (a)(b)	5.00%	06/01/2027	3,500	4,512,690
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes);
Series 2017, RB	5.00%	12/31/2056	6,250	6,958,062
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, RB	6.50%	01/15/2030	2,400	2,440,680
Series 2019, RB	6.00%	01/15/2041	2,650	2,690,094
Colorado Springs (City of), CO; Series 2010 D-1, RB (a)(b)	5.25%	11/15/2020	1,000	1,031,200
Denver (City & County of), CO; Series 2018 A, Ref. RB (c)(d)	5.25%	12/01/2043	15,000	19,143,600
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB (d)	5.00%	10/01/2032	5,000	5,528,100
Denver (City of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2040	2,500	2,955,750
Denver (State of) Health & Hospital Authority;
Series 2019 A, Ref. RB	4.00%	12/01/2039	1,000	1,163,170
Series 2019 A, Ref. RB	4.00%	12/01/2040	1,000	1,159,200
Leyden Rock Metropolitan District No. 10; Series 2016 A, GO Bonds	5.00%	12/01/2045	1,250	1,320,463
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	3,000	3,220,620
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	6,255	10,184,266
				98,963,004
Connecticut–1.36%
Connecticut (State of);
Series 2019 A, GO Bonds	5.00%	04/15/2035	2,000	2,582,760
Series 2019 A, GO Bonds	5.00%	04/15/2036	2,600	3,347,214
Series 2019 A, GO Bonds	5.00%	04/15/2039	1,600	2,041,488
Connecticut (State of) (Bradley International Airport); Series 2000 A, RB (INS-ACA)(d)(j)	6.60%	07/01/2024	860	863,087
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, RB (d)	5.50%	04/01/2021	3,000	3,125,460
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 G-1, Ref. RB (f)	5.00%	07/01/2050	3,730	4,471,300
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.);
Series 2016 A, RB (f)	5.00%	09/01/2046	2,500	2,822,950
Series 2016 A, RB (f)	5.00%	09/01/2053	1,700	1,912,092
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.);
Series 2014 A, RB	5.00%	08/01/2035	1,000	1,103,440
Series 2014 A, RB	5.00%	08/01/2044	5,000	5,456,600
Series 2011 A, RB (a)(b)	5.00%	07/01/2021	6,700	7,001,740
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health
Network); Series 2011 M, RB (a)(b)	5.38%	07/01/2021	5,000	5,303,500
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2040	6,190	6,872,386
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, RB (a)(b)	7.88%	04/01/2020	3,000	3,016,350
				49,920,367
Delaware–0.19%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010,
Ref. RB	5.40%	02/01/2031	1,050	1,069,100
Delaware (State of) River & Bay Authority; Series 2019, Ref. RB	4.00%	01/01/2044	5,000	5,920,500
				6,989,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
District of Columbia–2.67%
District of Columbia;
Series 2006 B-1, RB (INS-NATL)(j)	5.00%	02/01/2031	$ 945	$947,750
Series 2019 A, RB	4.00%	03/01/2044	6,665	7,987,203
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB (a)(b)	6.38%	03/01/2021	2,545	2,680,165
Series 2011, RB (a)(b)	6.63%	03/01/2021	1,100	1,162,887
Series 2017, Ref. RB (a)(b)	5.00%	04/01/2027	8,305	10,658,213
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	2,439,585
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB (i)	0.00%	06/15/2046	25,000	4,960,250
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. RB (d)	5.00%	10/01/2034	5,295	6,475,785
Series 2018 A, Ref. RB (d)	5.00%	10/01/2043	15,800	19,782,548
Metropolitan Washington Airports Authority (Dulles Metrorail & Capital Improvement); Series 2019 B,
Ref. RB	4.00%	10/01/2049	12,185	14,283,379
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB (INS-AGM)(i)(j)	0.00%	10/01/2037	17,565	11,886,938
Series 2014 A, Ref. RB	5.00%	10/01/2053	13,710	14,705,346
				97,970,049
Florida–6.40%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019,
RB	4.00%	12/01/2049	7,500	8,686,500
Broward (County of), FL;
Series 2015 A, RB (d)	5.00%	10/01/2045	5,030	5,898,480
Series 2019 A, RB	4.00%	10/01/2042	6,540	7,809,937
Series 2019 B, RB (d)	4.00%	09/01/2044	5,000	5,713,500
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB (f)	5.00%	07/01/2037	2,765	3,010,034
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB (f)	5.00%	12/15/2050	2,000	2,165,860
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, RB	5.00%	06/01/2020	3,000	3,030,450
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013; Cost $1,000,000) (e)(f)	7.25%	05/15/2026	1,000	940,000
Series 2014 A, RB (Acquired 12/16/2013; Cost $2,442,456) (e)(f)	7.75%	05/15/2035	2,500	2,350,000
Davie (Town of), FL (Nova Southeastern University);
Series 2013 A, RB	6.00%	04/01/2042	3,250	3,653,682
Series 2018, Ref. RB	5.00%	04/01/2048	10,605	12,752,937
Escambia (County of), FL Health Facilities Authority (Florida Health Care Facility Loan Veterans Health
Administration Program); Series 2000, RB (a)	5.95%	07/01/2020	60	61,004
Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB (a)	6.88%	10/01/2022	1,630	1,779,194
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	6,005,250
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB (f)	6.00%	06/15/2035	2,935	3,304,047
Greater Orlando Aviation Authority; Series 2019 A, RB (d)	4.00%	10/01/2049	10,000	11,646,300
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018
A, RB	6.00%	04/01/2038	6,000	6,852,300
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB (c)(d)	5.00%	10/01/2048	15,000	18,567,750
Lee Memorial Health System; Series 2019 A1, Ref. RB	5.00%	04/01/2044	4,225	5,281,292
Martin (County of), FL Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB
(a)(b)	5.50%	11/15/2021	6,500	7,006,675

Miami Beach (City of), FL Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,164,126
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,196,974
Miami-Dade (County of), FL;
Series 2010 B, RB (INS-AGM)(j)	5.00%	10/01/2035	1,205	1,233,330
Series 2010, Ref. RB (a)(b)	5.00%	10/01/2020	4,500	4,610,835
Series 2012 A, Ref. RB (a)(b)(d)	5.00%	10/01/2022	2,000	2,204,140
Series 2012 B, Ref. RB (INS -AGM)(j)	5.00%	10/01/2035	3,800	4,181,444
Series 2017 B, Ref. RB (d)	5.00%	10/01/2040	6,000	7,405,800
Series 2019 A, RB (d)	5.00%	10/01/2049	12,000	15,166,680
Series 2010, RB (a)(b)	5.38%	10/01/2020	3,105	3,187,252
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB
(c)	5.00%	04/01/2053	9,000	10,955,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, Ref. RB (INS-AGM)(j)	5.00%	07/01/2035	$ 3,350	$3,394,019
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2019 A,
RB	5.00%	10/01/2047	10,000	12,481,500
Orlando (City of), FL Greater Orlando Aviation Authority; Series 2017 A, RB (d)	5.00%	10/01/2047	8,570	10,418,206
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,500	3,139,875
Palm Beach (County of), FL Health Facilities Authority (Bethesda Health Care System, Inc.);
Series 2010 A, RB (a)(b)	5.00%	07/01/2020	625	633,631
Pinellas (County of), FL Health Facilities Authority (Baycare Health System); Series 2009 A-2, VRD RB
(LOC - Northern Trust Co. (The))(g)	1.15%	11/01/2038	2,955	2,955,000
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global
Understanding); Series 2019, RB	5.00%	07/01/2039	2,000	2,417,340
Putnam (County of), FL Development Authority (Seminole Electric Cooperative); Series 2018 B, Ref.
PCR	5.00%	03/15/2042	4,920	6,038,316
Putnam (County of), FL Development Authority (Seminole); Series 2018 A, Ref. RB	5.00%	03/15/2042	12,125	14,891,319
Reunion East Community Development District;
Series 2005, RB (e)	5.80%	05/01/2036	197	2
Series 2015-2, RB	6.60%	05/01/2036	190	205,907
Sunrise (City of), FL; Series 1998, Ref. RB (a)(b)	5.20%	10/01/2020	850	871,412
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,500	5,177,790
Tampa Bay Water; Series 2001 A, Ref. RB (INS-NATL)(j)	6.00%	10/01/2029	3,000	4,317,360
				234,763,150
Georgia–2.60%
Atlanta (City of), GA;
Series 2010 C, Ref. RB	5.25%	01/01/2030	1,500	1,554,060
Series 2010 C, Ref. RB (INS-AGM)(j)	5.25%	01/01/2030	1,500	1,554,690
Series 2010 C, Ref. RB	6.00%	01/01/2030	1,000	1,043,490
Brookhaven Development Authority (Children's Healthcare of Atlanta, Inc.);
Series 2019 A, RB	4.00%	07/01/2044	3,500	4,130,980
Series 2019 A, RB	4.00%	07/01/2049	2,400	2,813,808
City of Atlanta GA Water & Wastewater Revenue; Series 2015, Ref. RB (c)	5.00%	11/01/2040	18,420	21,958,298
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.); Series 2019, RB	4.00%	07/01/2049	10,000	11,631,600
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4);
Series 2019 A, RB	5.00%	01/01/2039	4,500	5,543,055
Series 2019 A, RB	5.00%	01/01/2049	5,000	6,048,800
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2043	7,750	9,398,270
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB (f)	5.88%	06/15/2047	1,680	1,720,270
Series 2017 A, RB (f)	6.00%	06/15/2052	1,530	1,568,801
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	3,000	3,734,970
Series 2019 B, RB (b)	4.00%	12/02/2024	7,000	7,999,390
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB (f)	5.00%	11/01/2037	5,250	6,104,122
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB (d)(f)	4.00%	01/01/2038	6,200	6,927,384
Savannah (City of), GA Economic Development Authority (SSU Community Development I, LLC);
Series 2010, RB (INS-AGM)(j)	5.50%	06/15/2035	1,020	1,032,903
Thomasville (City of), GA Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010,
RAC (a)(b)	5.13%	11/02/2020	750	771,375
				95,536,266
Guam–0.03%
Guam (Territory of) Power Authority; Series 2010 A, RB (a)(b)	5.00%	10/01/2020	1,100	1,126,895
Hawaii–0.21%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. RB	5.25%	11/15/2037	1,250	1,388,675
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. RB
(d)	3.25%	01/01/2025	4,500	4,804,110

Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. RB	5.13%	11/15/2032	1,500	1,668,480
				7,861,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–10.24%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB (a)	5.60%	01/01/2023	$ 1,270	$1,271,854
Bolingbrook (Village of), IL; Series 2005, RB (l)	6.25%	01/01/2024	827	821,809
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2032	3,300	3,869,976
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	1,500	1,754,295
Series 2008 C, Ref. RB	5.00%	01/01/2039	5,000	5,694,700
Series 2011 A, RB (a)(b)	5.00%	01/01/2022	1,000	1,076,430
Series 2011, COP	7.13%	05/01/2021	1,845	1,845,056
Series 2014, RB	5.00%	11/01/2044	1,905	2,157,108
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	5,197,686
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,339,060
Series 2017 A, RB (INS-AGM)(j)	5.25%	01/01/2042	2,000	2,466,840
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	8,500	10,713,315
Series 2019 A, GO Bonds	5.50%	01/01/2049	8,000	9,983,760
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP (f)	7.00%	01/15/2029	3,011	3,013,396
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP-GNMA)(d)	6.13%	02/20/2042	1,295	1,297,525
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP (m)	7.46%	02/15/2026	363	275,344
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB (d)	5.50%	01/01/2032	5,000	5,584,050
Series 2014 A, Ref. RB (d)	5.00%	01/01/2041	2,725	3,053,363
Chicago (City of), IL (O'Hare International Airport);
Series 2012 B, Ref. RB (d)	5.00%	01/01/2030	5,000	5,337,850
Series 2016 C, Ref. RB	5.00%	01/01/2037	2,500	3,009,675
Series 2017 D, RB	5.25%	01/01/2036	4,600	5,759,292
Series 2017 D, RB (c)(d)	5.00%	01/01/2047	7,500	8,941,350
Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	1,052	1,052,221
Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2036	5,750	7,002,637
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	3,000	3,388,650
Series 2018 D, Ref. GO Bonds	5.00%	12/01/2046	3,000	3,649,170
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2011 B, GO Bonds (c)	5.00%	12/01/2024	15,000	16,092,150
Series 2015 C, GO Bonds (c)	5.00%	12/01/2027	6,805	8,111,560
Series 2015 C, GO Bonds (c)	5.00%	12/01/2028	4,000	4,762,960
Chicago (City of), IL Transit Authority;
Series 2011, RB (c)(k)	5.25%	12/01/2036	12,000	12,886,560
Series 2014, RB	5.00%	12/01/2044	8,195	9,527,015
Cook County School District No. 122 (Ridgeland); Series 2000, GO Bonds (a)(i)	0.00%	12/01/2020	4,050	4,022,136
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Series 2014 A, RB	5.38%	03/01/2034	552	552,007
Illinois (State of);
Series 1991, RB (INS-AMBAC)(j)	6.25%	12/15/2020	495	508,113
Series 2012 A, GO Bonds	5.00%	01/01/2031	2,775	2,953,655
Series 2013, GO Bonds	5.25%	07/01/2031	4,000	4,488,440
Series 2014, GO Bonds	5.25%	02/01/2033	2,650	3,012,997
Series 2014, GO Bonds	5.00%	05/01/2039	4,710	5,307,840
Series 2018 A, GO Bonds	6.00%	05/01/2027	5,000	6,483,550
Series 2018 A, GO Bonds	6.00%	05/01/2028	10,235	13,601,189
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2039	1,865	2,148,685
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,480,494
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB (d)	8.00%	06/01/2032	1,270	1,277,099
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB (a)(b)	6.00%	04/01/2021	1,000	1,055,350
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB (a)	6.25%	04/15/2022	635	672,986
Series 1992 C, RB (a)	6.25%	04/15/2022	730	773,559
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	3,430	3,852,096
Series 2019 A, Ref. RB	5.00%	11/01/2040	2,245	2,494,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 B, RB	5.63%	05/15/2020	$ 870	$843,426
Series 2016, RB (e)	2.00%	05/15/2055	203	2,033
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB (a)(b)	6.75%	08/15/2023	2,000	2,368,800
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,155,147
Series 2015, Ref. RB	5.25%	05/15/2045	2,355	2,584,469
Illinois (State of) Finance Authority (Rosalind Franklin University Research Building); Series 2017, RB	5.00%	08/01/2049	2,450	2,872,895
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,203,791
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,833,982
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB
(a)(b)	5.38%	03/01/2020	1,000	1,000,000

Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/2034	1,000	1,063,720
Series 2011 A, RB (INS-AGM)(j)	6.00%	08/15/2041	650	693,258
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,257,240
Illinois (State of) Finance Authority (University of Chicago); Series 2015 A, RB (c)	5.00%	10/01/2040	10,000	12,054,800
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Ref. RB (a)(l)	5.65%	06/15/2022	3,660	4,056,029
Series 2002, Ref. RB (INS-NATL)(j)(l)	5.65%	06/15/2022	16,340	17,817,953
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,408,743
Series 2020, Ref. RB	5.00%	06/15/2050	7,000	8,590,330
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS-AGM)(j)	5.25%	06/15/2031	2,630	3,045,382
Series 2014, Ref. RB (INS-AGM)(j)	5.25%	06/15/2032	2,395	2,770,416
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB (c)	5.00%	01/01/2038	8,000	8,838,800
Series 2015 A, RB (c)	5.00%	01/01/2040	14,190	16,836,719
McHenry (County of), IL Special Service Area (Wonder Lake Dredging); Series 2010, RB	6.50%	03/01/2030	3,820	3,830,429
Metropolitan Water Reclamation District of Greater Chicago;
Series 2007 B, Ref. GO Bonds	5.25%	12/01/2035	5,000	7,331,500
Series 2015 A, GO Bonds (c)	5.00%	12/01/2044	12,000	13,807,680
Northern Illinois University;
Series 2011, Ref. RB (INS-AGM)(j)	5.50%	04/01/2026	2,000	2,006,400
Series 2011, Ref. RB (INS-AGM)(j)	5.25%	04/01/2028	2,000	2,006,000
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB (e)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	1,000	1,051,140
Series 2010, RB (a)(b)	6.00%	06/01/2021	10,000	10,645,100
Series 2017, RB	5.00%	06/01/2026	8,000	9,875,440
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2043	5,000	6,366,900
Tender Option Bonds Receipt; Series 2019 (c)(d)	5.00%	01/01/2042	6,500	7,800,975
University of Illinois; Series 2011 A, RB	5.13%	04/01/2036	1,000	1,038,050
				375,843,438
Indiana–1.49%
Indiana (State of) Finance Authority (CWA Authority);
Series 2011 B, RB	5.00%	10/01/2041	11,000	11,677,050
Series 2016 A, RB (INS-NATL)(j)	5.00%	10/01/2046	15,000	18,168,900
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2041	4,555	5,227,272
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, RB	5.00%	06/01/2032	1,220	1,284,221
Series 2012 A, RB	5.00%	06/01/2039	2,500	2,632,075
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 J, Ref. VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.35%	11/01/2037	10,095	10,095,000
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2035	1,700	2,081,429
Series 2016, RB	5.00%	07/01/2041	1,500	1,816,065
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB (d)	6.75%	01/01/2034	1,500	1,758,210
				54,740,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Iowa–1.87%
Ames (City of), IA (Mary Greeley Medical Center);
Series 2011, RB (a)(b)	5.25%	06/15/2020	$ 7,000	$7,085,470
Series 2011, RB (a)(b)	5.50%	06/15/2020	1,000	1,012,910
Series 2011, RB (a)(b)	5.63%	06/15/2020	1,500	1,519,890
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB (f)	5.88%	12/01/2027	6,795	7,079,982
Series 2013, Ref. RB (b)	5.25%	12/01/2037	8,140	9,173,617
Series 2019, Ref. RB	3.13%	12/01/2022	2,000	2,081,540
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	4,760	5,531,834
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, RB	5.63%	06/01/2046	2,690	2,718,649
Series 2005 E, RB (i)	0.00%	06/01/2046	50,000	7,961,500
PEFA, Inc.; Series 2019, RB (b)	5.00%	09/01/2026	20,000	24,481,800
				68,647,192
Kansas–0.51%
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, RB	5.38%	03/01/2029	1,000	1,000,000
Series 2011 H, RB	5.00%	03/01/2034	1,000	1,000,000
Series 2011 H, RB	5.13%	03/01/2039	2,000	2,000,000
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB	5.25%	07/01/2044	2,000	2,263,200
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2039	1,500	1,710,150
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.38%	12/01/2046	6,960	7,671,660
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,676,640
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,180	1,352,374
				18,674,024
Kentucky–2.30%
Ashland (City of), KY (King's Daughters Medical Center);
Series 2019, Ref. RB	4.00%	02/01/2035	465	524,892
Series 2019, Ref. RB	4.00%	02/01/2036	380	427,869
Series 2019, Ref. RB	4.00%	02/01/2037	375	420,859
Series 2019, Ref. RB	4.00%	02/01/2038	375	419,906
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	3,000	3,467,010
Series 2016, Ref. RB	5.50%	02/01/2044	5,000	5,741,400
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB (b)	4.00%	01/01/2025	6,000	6,778,200
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2017 B, RB	5.00%	08/15/2046	4,500	5,330,475
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Series 2017 A, Ref. RB (INS-AGM)(j)	5.00%	12/01/2045	12,000	14,465,400
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information
Highway);
Series 2015 A, RB	5.00%	07/01/2037	1,700	1,919,368
Series 2015 A, RB	5.00%	07/01/2040	2,620	2,932,671
Series 2015 A, RB	5.00%	01/01/2045	14,260	15,916,441
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017
A, Ref. RB	5.00%	06/01/2045	8,950	10,500,229
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System,
Inc.); Series 2010 A, RB (a)(b)	6.50%	06/01/2020	3,200	3,243,680
Kentucky (State of) Municipal Power Agency (Prarie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	5,000	5,528,000
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.75%	10/01/2042	5,870	6,728,840
				84,345,240
Louisiana–2.06%
Caddo & Bossier (Parishes of), LA Port Commission; Series 2011, Ref. RB (a)(b)	5.00%	04/01/2021	550	574,612
East Baton Rouge Sewerage Commission; Series 2019 A, Ref. RB	4.00%	02/01/2045	13,500	15,794,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana–(continued)
Jefferson (Parish of), LA Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. RB (a)(b)	5.38%	01/01/2021	$ 400	$414,824
Series 2011 A, Ref. RB (a)(b)	6.00%	01/01/2021	3,000	3,125,520
Jefferson Sales Tax District; Series 2019 B, RB (INS-AGM)(j)	4.00%	12/01/2038	6,000	7,195,020
Lafayette (City of), LA Public Trust Financing Authority (Ragin' Cajun Facilities-Housing & Parking);
Series 2010, RB (a)(b)	5.00%	10/01/2020	1,000	1,024,330
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB (a)(b)	5.50%	05/15/2026	1,010	1,286,740
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana
State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	12,400	14,505,768
New Orleans (City of), LA;
Series 2014, Ref. RB	5.00%	06/01/2044	605	691,981
Series 2015, RB	5.00%	12/01/2040	3,000	3,534,570
Series 2015, RB	5.00%	12/01/2045	5,500	6,433,350
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolitdated Garage System);
Series 2018 A, RB (INS-AGM)(j)	5.00%	10/01/2048	5,000	6,153,800
Regional Transit Authority; Series 2010, RB (INS-AGM)(j)	5.00%	12/01/2030	2,580	2,658,458
Terrebonne (Parish of), LA; Series 2011 ST, RB (a)(b)	5.00%	04/01/2021	2,645	2,764,845
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	8,500	9,451,150
				75,609,023
Maryland–1.65%
Baltimore (City of), MD; Series 2017, Ref. RB	5.00%	09/01/2042	2,500	2,990,175
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,650	1,889,069
Baltimore (County of), MD (Oak Crest Village, Inc.);
Series 2020, Ref. RB	4.00%	01/01/2045	1,750	2,002,980
Series 2020, Ref. RB	4.00%	01/01/2050	2,500	2,853,500
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.25%	01/01/2031	3,175	3,468,910
Series 2011 A, RB	6.13%	01/01/2036	4,000	4,343,560
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community);
Series 2010, RB (a)(b)	6.13%	01/01/2021	4,250	4,433,388
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB (f)	5.13%	07/01/2037	1,265	1,379,710
Series 2017 A, RB (f)	5.25%	07/01/2047	4,295	4,649,767
Series 2017 A, RB (f)	5.38%	07/01/2052	1,530	1,663,401
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB (a)(b)	6.00%	07/01/2021	1,000	1,067,420
Series 2016, Ref. RB	5.00%	07/01/2047	5,000	6,024,450
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2011, RB (a)(b)	5.00%	08/15/2021	5,000	5,304,350
Series 2017 A, RB	5.00%	05/15/2042	5,000	6,077,600
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB (a)(b)	5.75%	06/01/2020	1,460	1,477,695
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB (a)(b)	5.38%	06/01/2020	1,030	1,041,546
Montgomery (County of), MD; Series 2017 E, VRD GO Bonds (g)	1.30%	11/01/2037	3,100	3,100,000
Prince Georges (County of), MD (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	2,241,640
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	4,474,169
				60,483,330
Massachusetts–2.74%
Massachusetts (Commonwealth of); Series 2019 C, GO Bonds	5.00%	05/01/2041	15,000	19,550,400
Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. RB (i)	0.00%	07/01/2031	13,000	10,405,720
Massachusetts (State of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	4,900,080
Massachusetts (State of) Development Finance Agency (Caregroup);
Series 2016 I, Ref. RB	5.00%	07/01/2036	3,000	3,632,430
Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,464,020
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	5,072,397
Series 2018 J-2, RB	5.00%	07/01/2048	5,000	6,146,050
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	5,000	5,957,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (International Charter School); Series 2015,
Ref. RB	5.00%	04/15/2040	$ 2,000	$2,234,860
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	1,151,330
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	3,431,430
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (a)(b)	5.25%	07/01/2021	750	794,295
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	1,050	1,137,738
Series 2011 I, RB (a)(b)	6.75%	01/01/2021	1,000	1,049,490
Massachusetts (State of) Development Finance Agency (Umass Memorial);
Series 2011 H, RB (a)(b)	5.50%	07/01/2021	950	1,009,232
Series 2011 H, RB	5.50%	07/01/2031	50	53,066
Massachusetts (State of) Port Authority;
Series 2019 A, Ref. RB (d)	5.00%	07/01/2039	4,000	5,116,840
Series 2019 A, Ref. RB (d)	5.00%	07/01/2040	1,000	1,276,160
Series 2019 C, RB (d)	5.00%	07/01/2049	12,980	16,294,054
Massachusetts (State of) Port Authority (Bosfuel); Series 2019 A, Ref. RB (d)	5.00%	07/01/2049	7,000	8,739,920
				100,416,862
Michigan–2.28%
Kalamazoo (City of), MI Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2037	1,220	1,409,393
Series 2019, Ref. RB	5.00%	05/15/2042	2,000	2,293,060
Michigan (State of) Building Authority (Facilities Program);
Series 2011 I-A, Ref. RB	5.00%	10/15/2029	500	531,415
Series 2019, Ref. RB	4.00%	10/15/2049	7,000	8,162,560
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	9,000	10,537,560
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center);
Series 2018, RB	5.00%	11/01/2043	2,500	3,128,400
Michigan (State of) Finance Authority (CHE Trinity Health Credit Group); Series 2013 MI-4, Ref. RB	5.00%	12/01/2039	7,000	9,216,200
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. RB	5.00%	07/01/2044	2,720	2,941,272
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,355	1,568,846
Series 2014 D-1, Ref. RB (INS-AGM)(j)	5.00%	07/01/2037	2,000	2,302,060
Series 2014 D-2, Ref. RB (INS-AGM)(j)	5.00%	07/01/2027	4,000	4,708,040
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,355	1,585,404
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2019 A, RB	5.00%	11/15/2048	3,000	3,788,970
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,492,440
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. RB (d)	7.50%	01/01/2021	355	355,192
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, RB	6.00%	06/01/2048	5,000	5,102,900
Oakland University Board of Trustees;
Series 2016, RB	5.00%	03/01/2041	5,000	5,966,250
Series 2016, RB	5.00%	03/01/2047	2,500	2,979,375
Summit Academy North;
Series 2016, Ref. RB	5.00%	11/01/2031	3,000	3,098,700
Series 2016, Ref. RB	5.00%	11/01/2035	3,255	3,354,635
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB (d)	5.00%	12/01/2032	1,500	1,645,725
Series 2012 B, RB (d)	5.00%	12/01/2037	1,500	1,641,045
Series 2012 D, Ref. RB (d)	5.00%	12/01/2028	2,500	2,753,550
				83,562,992
Minnesota–0.72%
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	7,615	8,882,136
St. Paul (City of), MN Housing & Redevelopment Authority (Fairview Health Services); Series 2017 A,
Ref. RB	5.00%	11/15/2047	9,000	10,954,260
St. Paul (City of), MN Housing & Redevelopment Authority (Highland Ridge, L.P.); Series 2003, Ref.
VRD RB (CEP - FHLMC)(g)	1.14%	10/01/2033	3,070	3,070,000
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. RB	5.75%	09/01/2046	2,000	2,304,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Minnesota–(continued)
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014,
RB	5.25%	12/01/2049	$ 1,000	$1,074,480
				26,285,396
Mississippi–0.19%
Mississippi Business Finance Corp. (Chevron USA, Inc.); Series 2007 E, VRD IDR (g)	1.29%	12/01/2030	2,000	2,000,000
West Rankin Utility Authority; Series 2018, RB (INS-AGM)(j)	5.00%	01/01/2048	4,050	4,912,934
				6,912,934
Missouri–2.60%
Kansas (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (d)	5.00%	03/01/2046	20,000	24,890,600
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	6,395,403
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community
Improvement District); Series 2016 A, Ref. RB (f)	5.00%	04/01/2046	1,150	1,219,748
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel);
Series 2018 B, RB (f)	5.00%	02/01/2040	1,500	1,736,145
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. RB	5.25%	05/15/2042	4,575	5,317,294
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016, Ref. RB	5.00%	02/01/2046	4,000	4,597,760
Series 2019 A, RB	5.00%	02/01/2042	3,000	3,423,630
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services);
Series 2016 A, RB	5.00%	02/01/2036	3,200	3,735,904
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. RB (c)	5.00%	11/15/2042	25,000	31,157,750
St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development); Series 2017
A, Ref. RB	4.38%	11/15/2035	2,250	2,508,705
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2013 A, RB	5.88%	09/01/2043	1,750	1,960,157
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.13%	09/01/2048	7,500	8,612,925
				95,556,021
Montana–0.11%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2047	2,645	2,898,047
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011
A, RB (a)(b)	5.75%	01/01/2021	1,000	1,040,580
				3,938,627
Nebraska–1.04%
Central Plains Energy Project (No. 3);
Series 2012, RB (n)	5.00%	09/01/2032	4,900	5,353,691
Series 2017 A, Ref. RB	5.00%	09/01/2037	5,010	7,128,228
Series 2017 A, Ref. RB	5.00%	09/01/2042	13,355	19,800,924
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	6,042,450
				38,325,293
Nevada–0.26%
Las Vegas (City of) NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	5,000	6,207,600
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB
(f)	5.00%	07/15/2047	2,900	3,188,434

				9,396,034
New Hampshire–0.42%
National Finance Authority; Series 2020-1, Class A	4.13%	01/20/2034	6,493	8,014,287
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire
University); Series 2012, RB	5.00%	01/01/2042	6,000	6,392,400
New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital);
Series 2011 A, RB (a)(b)	6.00%	01/01/2021	1,100	1,146,805
				15,553,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey–4.47%
Garden State Preservation Trust; Series 2005 A, RB (INS-AGM)(j)	5.75%	11/01/2028	$ 7,500	$9,606,825
Gloucester (County of), NJ Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR (d)	5.00%	12/01/2024	3,705	4,048,750
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS-NATL)(c)(j)(k)	5.50%	09/01/2022	7,500	8,300,100
Series 2005, Ref. RB (INS-AMBAC)(j)	5.50%	09/01/2024	3,885	4,603,997
Series 2012 II, Ref. RB	5.00%	03/01/2023	2,150	2,312,733
Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,230,160
Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,075,300
Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,217,440
Series 2017 A, Ref. RB	5.00%	07/01/2033	2,800	3,405,444
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and
Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2032	675	703,249
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,473,225
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-
Montclair State University Student Housing); Series 2010 A, RB (a)(b)	5.75%	06/01/2020	3,020	3,056,995
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB (d)	5.38%	01/01/2043	1,500	1,708,200
Series 2011 A, Ref. RB (a)(b)	5.63%	07/01/2021	8,000	8,506,480
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health
Obligated Group); Series 2017 A, Ref. RB	5.25%	07/01/2057	6,375	7,817,344
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System);
Series 2016 A, Ref. RB	5.00%	07/01/2039	7,000	8,609,650
New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated
Group); Series 2019, RB	4.00%	07/01/2044	2,500	2,943,675
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS-AGC)(i)(j)	0.00%	12/15/2026	10,000	8,945,800
Series 2006 C, RB (INS-NATL)(i)(j)	0.00%	12/15/2031	7,410	5,728,374
Series 2010 D, RB	5.25%	12/15/2023	2,000	2,302,540
Series 2015 AA, RB	5.25%	06/15/2041	2,500	2,905,975
Series 2015 AA, RB	5.00%	06/15/2045	3,420	3,912,890
Series 2018 A, Ref. RB	5.00%	12/15/2034	8,000	10,019,440
Series 2018 A, Ref. RN (c)(k)	5.00%	06/15/2030	5,000	6,000,050
Series 2018 A, Ref. RN (c)(k)	5.00%	06/15/2031	7,500	8,976,525
Series 2019, RB	5.25%	06/15/2043	5,000	6,254,850
Series 2019, Ref. RB	5.00%	12/15/2032	2,500	3,205,100
Subseries 2016 A-1, RN	5.00%	06/15/2027	10,000	12,107,600
New Jersey (State of) Turnpike Authority; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	6,083,050
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	10,000	12,184,500
				164,246,261
New Mexico–0.25%
Farmington (City of), NM (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR (b)	5.20%	06/01/2020	2,000	2,019,480
Series 2010 C, Ref. PCR	5.90%	06/01/2040	4,100	4,150,471
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 A, RB	5.00%	07/01/2039	1,225	1,437,256
Series 2019 A, RB	5.00%	07/01/2049	1,250	1,445,387
				9,052,594
New York–10.15%
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB (i)	0.00%	07/15/2035	5,000	3,145,000
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	5,850	5,853,159
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB (INS-AGM)(j)	4.00%	02/15/2047	8,000	9,184,960
Metropolitan Transportation Authority;
Series 2011 A, RB (a)(b)	5.00%	11/15/2021	2,000	2,148,279
Series 2013 A, RB	5.00%	11/15/2038	3,025	3,401,552
Series 2019 C, RB (INS-AGM)(j)	4.00%	11/15/2049	10,000	11,748,400
Subseries 2005 D-2, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(g)(h)	1.32%	11/01/2035	955	955,000
Metropolitan Transportation Authority (Climate Bond Certified); Subseries 2017 A-1, RB	5.25%	11/15/2057	2,280	2,802,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (St. Ann's Community); Series 2019, Ref. RB	5.00%	01/01/2040	$ 2,500	$2,829,900
New York & New Jersey (States of) Port Authority;
Ninety-Third Series 1994, RB	6.13%	06/01/2094	5,250	6,349,613
Series 2019, RB (d)	5.00%	11/01/2049	6,500	8,312,915
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010,
RB	6.00%	12/01/2042	3,000	3,113,910
New York (City of), NY;
Series 2019 A-1, GO Bonds	4.00%	08/01/2044	11,930	14,221,037
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	3,000	3,900,750
Series 2019 B-1, GO Bonds	5.00%	10/01/2043	3,000	3,892,020
Subseries 2015 F-5, VRD GO Bonds (g)	1.35%	06/01/2044	1,495	1,495,000
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2009, RB
(INS-AGC)(j)	6.38%	01/01/2039	1,000	1,003,960
New York (City of), NY Municipal Water Finance Authority;
Series 2012 FF, RB (c)	5.00%	06/15/2045	28,610	31,178,034
Subseries 2012 A-1, VRD RB (g)	1.35%	06/15/2044	19,830	19,830,000
New York (City of), NY Transitional Finance Authority;
Series 2019 B-1, RB	4.00%	11/01/2045	6,000	7,166,400
Subseries 2009 A-1, RB (c)	5.00%	05/01/2030	3,058	3,058,000
Subseries 2013, RB (c)	5.00%	11/01/2038	5,465	6,239,609
Subseries 2013, RB (c)	5.00%	11/01/2042	12,625	14,339,349
Subseries 2014 D-4, VRD RB (g)	1.26%	02/01/2044	1,900	1,900,000
Subseries 2020 A-3, RB	4.00%	05/01/2044	10,000	11,878,500
New York (Counties of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	10,000	12,792,100
New York (State of) Dormitory Authority; Series 2020 D, Ref. RB	4.00%	02/15/2047	11,000	13,185,700
New York (State of) Dormitory Authority (General Purpose);
Series 2011 A, RB (c)	5.00%	03/15/2031	21,885	22,815,113
Series 2014 C, RB (c)	5.00%	03/15/2040	12,030	13,899,221
Series 2011 A, RB (a)(b)	5.00%	05/01/2021	2,000	2,098,300
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, RB
(a)(b)	5.00%	07/01/2021	1,000	1,058,230

New York (State of) Housing Finance Agency; Series 2009 B, VRD RB (LOC-Landesbank
Hessen-thrgn)(g)(h)	1.33%	05/01/2042	450	450,000
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB (g)	1.13%	11/01/2044	1,200	1,200,000
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2045	9,120	10,843,315
New York City (City of), NY Transitional Finance Authority; Series 2019 B-1, RB	4.00%	11/01/2038	3,015	3,659,245
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB (f)	5.00%	11/15/2044	10,905	12,286,991
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,000	8,676,060
New York State Urban Development Corp.; Series 2019 A, Ref. RB	4.00%	03/15/2042	10,080	12,111,624
New York State Urban Development Corp. (Bidding Group); Series 2019 A, Ref. RB	4.00%	03/15/2046	8,500	10,135,825
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB (d)	5.00%	08/01/2026	10,000	10,496,600
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment);
Series 2018, RB (d)	5.00%	01/01/2032	5,000	6,213,800
Series 2018, RB (d)	5.00%	01/01/2036	3,205	3,953,079
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (d)	5.00%	07/01/2046	15,205	17,503,084
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	3,130	3,211,599
Series 2005 A, RB (f)(i)	0.00%	08/15/2045	57,500	13,173,250
Suffolk (County of), NY Water Authority; Series 2011, Ref. RB	5.00%	06/01/2040	2,135	2,238,163
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2048	10,275	10,757,103
				372,706,713
North Carolina–0.80%
Charlotte-Mecklenburg Hospital Authority (The); Series 2007 B, Ref. VRD RB (g)	1.32%	01/15/2038	3,045	3,045,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref.
VRD RB (g)	1.32%	01/15/2037	7,400	7,400,000
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB (d)	5.00%	06/30/2054	5,475	6,235,915
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB	4.25%	03/01/2024	1,210	1,269,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
North Carolina–(continued)
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB	5.00%	01/01/2040	$ 7,000	$8,821,540
Raleigh & Durham (Cities of), NC Airport Authority; Series 2008 C, Ref. VRD RB (LOC - TD Bank,
N.A.)(g)	1.10%	05/01/2036	2,500	2,500,000
				29,272,217
North Dakota–0.52%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	2,700	2,896,857
Fargo (City of), ND (Sanford); Series 2011, RB	6.25%	11/01/2031	1,250	1,360,237
McLean (County of), ND (Great River Energy); Series 2010 B, RB	5.15%	07/01/2040	2,000	2,025,520
Ward (County of), ND (Trinity Obligated Group); Series 2017 C, RB	5.00%	06/01/2048	11,065	12,901,569
				19,184,183
Ohio–5.48%
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,076,150
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016,
Ref. RB	5.25%	11/15/2046	5,000	6,008,900
Allen (County of), OH (Catholic Healthcare Partners); Series 2010 A, RB (a)(b)	5.00%	06/01/2020	1,025	1,035,424
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	11,789,600
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.88%	06/01/2047	15,575	15,594,313
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	19,235	21,752,477
Series 2020 B-3, Ref. RB (i)	0.00%	06/01/2057	21,475	3,023,251
Centerville (City of), OH (Graceworks Lutheran Services);
Series 2017, Ref. RB	5.25%	11/01/2047	2,700	3,067,416
Series 2017, Ref. RB	5.25%	11/01/2050	2,500	2,834,750
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	5,000	6,159,000
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools);
Series 2014 A, Ref. RB	5.75%	01/01/2024	500	529,830
Series 2014 A, Ref. RB	6.50%	01/01/2034	2,450	2,618,560
Cleveland (City of), OH;
Series 1993 G, Ref. RB (INS-NATL)(j)	5.50%	01/01/2021	640	664,979
Series 2008 B-1, RB (INS-NATL)(i)(j)	0.00%	11/15/2025	2,895	2,658,681
Series 2012 A, Ref. RB (a)(b)	5.00%	01/01/2022	5,000	5,386,900
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	7,000	8,419,110
Series 2017, Ref. RB	5.00%	02/15/2057	2,150	2,497,720
Franklin (County of), OH (OhioHealth Corp.); Series 2009 A, Ref. VRD RB (g)	1.25%	11/15/2041	2,000	2,000,000
Hamilton (County of), OH (Christ Hospital);
Series 2012, RB (a)(b)	5.50%	06/01/2022	6,000	6,614,640
Series 2012, RB	5.25%	06/01/2027	3,295	3,588,123
Hamilton (County of), OH (Cincinnati Childrens Hospital); Series 2019 CC, RB	5.00%	11/15/2049	15,540	25,284,979
Hamilton (County of), OH (Life Enriching Communities);
Series 2016, Ref. RB	5.00%	01/01/2051	1,695	1,938,249
Series 2016, Ref.RB	5.00%	01/01/2046	6,505	7,457,592
Lancaster (City of), OH Port Authority; Series 2019 A, Ref. RB (b)	5.00%	02/01/2025	5,000	5,935,900
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	16,500	20,093,535
Middleburg Heights (City of), OH (Southwest General Health Center);
Series 2011, RB	5.13%	08/01/2031	1,750	1,849,120
Series 2011, RB	5.25%	08/01/2036	1,500	1,585,395
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group);
Series 2019 A, Ref. RB	4.00%	11/15/2042	4,000	4,540,200
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	7,740	8,405,485
Ohio (State of); Series 2020 A, Ref. RB	5.00%	01/15/2050	6,095	7,755,217
Ohio (State of) (Portsmouth Bypass); Series 2015, RB (d)	5.00%	12/31/2025	2,000	2,372,600
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated
Group); Series 2013 B-2, VRD RB (g)	1.28%	01/01/2039	360	360,000
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, RB
(CEP-GNMA)(d)	6.10%	09/20/2049	2,845	2,849,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio–(continued)
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University);
Series 2015, Ref. RB	6.00%	03/01/2045	$ 3,000	$3,256,470
				201,004,403
Oklahoma–0.71%
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.25%	08/15/2048	8,500	10,422,785
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources,
Inc.-Cross Village Student Housing);
Series 2017, RB	5.00%	08/01/2052	2,000	1,120,000
Series 2017, RB	5.25%	08/01/2057	2,610	1,461,600
Oklahoma Development Finance Authority; Series 2018 B, RB (c)(k)	5.50%	08/15/2057	6,000	7,422,960
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (b)(d)	5.00%	06/01/2025	5,000	5,739,750
				26,167,095
Oregon–0.50%
Clackamas (County of), OR Hospital Facility Authority (Mary's Woods at Marylhurst, Inc.);
Series 2018 A, RB	5.00%	05/15/2048	1,090	1,225,814
Series 2018 A, RB	5.00%	05/15/2052	500	561,260
Clackamas (County of), OR Hospital Facility Authority (Willamette View); Series 2017 A, Ref. RB	5.00%	11/15/2047	5,375	6,303,854
Forest Grove (City of), OR (Pacific University); Series 2014 A, Ref. RB	5.25%	05/01/2034	2,000	2,162,640
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/2030	1,500	1,531,800
Portland (City of), OR; Series 2011 B, RB	5.25%	06/15/2029	900	948,051
Portland (Port of), OR (Portland International Airport); Series 2017 24 B, RB (d)	5.00%	07/01/2047	3,000	3,583,500
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,096,630
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,083,290
				18,496,839
Pennsylvania–2.39%
Allegheny (County of), PA Higher Education Building Authority (Duquesne University); Series 2011 A,
RB (a)(b)	5.25%	03/01/2021	700	731,010
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated
Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,410	18,893,122
Allegheny (County of), PA Port Authority; Series 2011, Ref. RB	5.75%	03/01/2029	1,385	1,451,217
Erie (City of), PA Parking Authority;
Series 2010, RB (a)(b)	5.20%	09/01/2020	260	265,608
Series 2010, RB (INS-AGM)(j)	5.20%	09/01/2035	740	753,845
Lebanon (County of), PA Health Facilities Authority (E.C.C. Retirement Village); Series 2000, RB (LOC
-PNC Bank, N.A.)(g)	1.15%	10/15/2025	2,176	2,176,000
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.);
Series 2013, RB	4.75%	07/01/2022	2,125	2,195,975
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.);
Series 2014, Ref. RB (d)	5.50%	11/01/2044	3,300	3,569,610
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University);
Series 2011 A, RB (a)(b)	5.13%	05/01/2021	470	493,608
Series 2011 A, RB	5.13%	05/01/2036	30	31,364
Pennsylvania (State of) Turnpike Commission;
Series 2018 B, RB	5.25%	12/01/2048	7,995	10,073,620
Subseries 2010 B-2, RB (a)(b)(l)	5.75%	12/01/2020	4,550	4,718,285
Subseries 2010 B-2, RB (a)(b)(l)	6.00%	12/01/2020	2,750	2,857,053
Subseries 2014 A-2, RB (l)	5.13%	12/01/2040	5,500	5,763,615
Subseries 2017 B-1, RB	5.25%	06/01/2047	9,325	11,505,838
Philadelphia (City of), PA;
Ninth Series 2010, RB (a)(b)	5.00%	08/01/2020	500	508,660
Series 2017 B, Ref. RB (d)	5.00%	07/01/2047	7,500	9,029,775
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated
Group); Series 2017, Ref. RB	5.00%	07/01/2042	3,000	3,445,110
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	4,211,795
Philadelphia School District; Series 2007 A, Ref. GO Bonds (INS-NATL)(j)	5.00%	06/01/2026	2,360	2,905,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania–(continued)
Pittsburgh (City of) & Allegheny (County of), PA Sports & Exhibition Authority (Regional Asset District);
Series 2010, Ref. RB (INS-AGM)(j)	5.00%	02/01/2031	$ 2,000	$2,032,860
				87,613,201
Puerto Rico–0.98%
Children's Trust Fund; Series 2002, RB	5.50%	05/15/2039	6,450	6,643,629
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS -NATL)(j)	5.25%	07/01/2030	2,700	2,965,896
Series 2012 A, RB	5.00%	12/31/2049	5,525	4,413,094
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. RB (INS-AGC)(j)	5.25%	07/01/2034	2,500	2,829,825
Series 2007 N, Ref. RB (INS-AGC)(j)	5.25%	07/01/2036	4,100	4,634,353
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (i)	0.00%	07/01/2027	6,343	5,425,929
Series 2018 A-1, RB (i)	0.00%	07/01/2029	4,150	3,366,854
Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,540,826
Series 2018 A-1, RB	4.55%	07/01/2040	1,583	1,784,729
Series 2018 A-1, RB	4.75%	07/01/2053	2,000	2,264,240
				35,869,375
Rhode Island–0.01%
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB (a)(b)	5.00%	12/01/2020	500	515,475
South Carolina–1.15%
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB	5.00%	10/01/2031	2,120	2,275,799
Horry (County of), SC; Series 2010 A, RB	5.00%	07/01/2040	2,000	2,026,620
Piedmont Municipal Power Agency;
Series 2011 C, Ref. RB (INS-AGC)(j)	5.00%	01/01/2030	500	525,495
Series 2011 D, Ref. RB (INS-AGC)(j)	5.75%	01/01/2034	1,000	1,062,530
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2028	2,000	2,135,280
Series 2017, Ref. RB	5.00%	05/01/2037	2,860	3,118,801
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. RB (a)(b)	5.25%	08/01/2023	3,850	4,426,730
South Carolina (State of) Ports Authority; Series 2015, RB (a)(b)(d)	5.00%	07/01/2025	10,000	12,099,100
South Carolina (State of) Public Service Authority; Series 2015 E, RB	5.25%	12/01/2055	7,365	8,796,903
South Carolina (State of) Public Service Authority (Santee Cooper Revenue Obligations); Series 2013
E, RB	5.50%	12/01/2053	5,000	5,711,350
				42,178,608
South Dakota–0.11%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB
(a)(b)	5.00%	07/01/2021	4,000	4,220,320

Tennessee–1.00%
Johnson City (City of), TN Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2010, RB (a)(b)	5.63%	07/01/2020	2,000	2,031,360
Knox (County of), TN Health, Educational and Housing Facility Board (Covenant Health); Series 2016
A, Ref. RB	5.00%	01/01/2042	14,000	16,703,120
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (Blakeford at Green Hills);
Series 2012, Ref. RB	5.00%	07/01/2027	2,000	2,144,860
Series 2012, Ref. RB	5.00%	07/01/2032	1,500	1,600,320
Series 2012, Ref. RB	5.00%	07/01/2037	1,100	1,168,926
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities
Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2046	8,015	9,500,580
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,799,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Tennessee–(continued)
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown,
Inc.);
Series 2014, RB	5.00%	12/01/2034	$ 500	$544,820
Series 2014, RB	5.25%	12/01/2044	1,165	1,270,899
				36,764,705
Texas–9.80%
Aldine Independent School District; Series 2017 A, Ref. GO Bonds (CEP-Texas Permanent School
Fund)(c)	5.00%	02/15/2045	15,000	18,366,750
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A,
RB (d)(e)	6.50%	11/01/2029	430	4
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.00%	03/01/2034	1,000	1,117,170
Arlington Independent School District; Series 2020, Ref. GO Bonds (CEP-Texas Permanent School
Fund)	4.00%	02/15/2045	6,130	7,241,614
Bexar County Health Facilities Development Corp. (St. Luke's Lutheran Hospital); Series 1991, RB (a)	7.00%	05/01/2021	345	359,193
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 B, RB	6.13%	04/01/2045	4,500	4,534,785
Central Texas Regional Mobility Authority;
Series 2011, RB (a)(b)	5.75%	01/01/2021	1,000	1,040,580
Series 2011, RB (a)(b)	6.00%	01/01/2021	5,000	5,212,750
Series 2016, Ref. RB	5.00%	01/01/2046	8,705	10,312,726
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2043	2,000	2,300,760
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	5.13%	08/15/2030	2,000	2,293,340
Series 2018 D, RB	6.00%	08/15/2038	5,000	5,858,600
Dallas (City of), TX (Civic Center Convention Complex); Series 2009, Ref. RB (INS-AGC)(j)	5.25%	08/15/2034	4,000	4,012,680
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,407,388
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,675,215
El Paso Independent School District; Series 2020, GO Bonds (CEP-Texas Permanent School Fund)	4.00%	08/15/2048	4,000	4,734,800
Galena Park Independent School District; Series 1996, Ref. GO Bonds (CEP-Texas Permanent School
Fund)(i)	0.00%	08/15/2023	2,000	1,933,580
Grand Parkway Transportation Corp.;
Series 2013 B, RB (a)(b)	5.25%	10/01/2023	14,360	16,559,808
Series 2020, Ref. RB	4.00%	10/01/2049	10,000	11,853,300
Harris (County of), TX; Series 2007 C, Ref. GO Bonds (INS-AGM)(j)	5.25%	08/15/2031	6,665	9,528,484
Harris Health Facilities Development Corp. (Methodist Hospital System); Series 2008 A-2, VRD RB (g)	2.16%	12/01/2041	17,355	17,355,000
Hopkins (County of), TX Hospital District; Series 2008, RB	5.50%	02/15/2023	1,140	1,143,089
Houston (City of), TX; Series 2019 A, Ref. GO Bonds	4.00%	03/01/2049	6,130	7,113,375
Houston (City of), TX Convention & Entertainment Facilities Department;
Series 2001 B, RB (INS-AGM)(i)(j)	0.00%	09/01/2026	8,750	7,989,100
Series 2001 B, RB (INS-AGM)(i)(j)	0.00%	09/01/2027	3,600	3,219,336
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB (a)(b)	6.88%	05/15/2021	1,700	1,822,213
Series 2011, RB (a)(b)	6.50%	05/15/2021	1,740	1,857,311
Keller Independent School District; Series 2020, GO Bonds (CEP-Texas Permanent School Fund)	4.00%	02/15/2044	16,465	19,514,647
Laredo Community College District; Series 2010, RB (a)(b)	5.25%	08/01/2020	1,000	1,018,140
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, RB	5.25%	11/01/2040	1,000	1,027,950
Series 2012, RB (d)	5.00%	11/01/2028	2,000	2,198,320
Lower Colorado River Authority;
Series 2012 A, Ref. RB (a)(b)	5.00%	05/15/2022	10	10,896
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	4,991,185
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2019, Ref. RB	5.00%	05/15/2044	3,395	4,148,452
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/2030	1,750	1,789,778
Series 2014, Ref. RB	5.13%	02/15/2042	2,135	2,151,247
Series 2016, Ref. RB	5.00%	02/15/2030	280	287,378
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2035	1,820	2,060,968
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2042	3,000	3,302,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, RB	6.50%	01/01/2043	$ 2,350	$2,622,060
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.00%	11/15/2026	1,250	1,350,400
Series 2016 A, RB	5.38%	11/15/2036	865	948,083
Series 2016 A, RB	5.50%	11/15/2046	1,250	1,359,938
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2039	3,260	3,664,533
Series 2018, Ref. RB	5.25%	10/01/2049	5,000	5,639,850
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB	5.00%	04/01/2046	3,000	3,253,170
North East Texas Regional Mobility Authority;
Series 2016 A, RB	5.00%	01/01/2041	6,750	7,943,738
Series 2016, RB	5.00%	01/01/2036	3,400	4,038,520
North Texas Tollway Authority;
Series 2008 D, Ref. RB (INS-AGC)(i)(j)	0.00%	01/01/2028	12,800	11,470,720
Series 2008 D, Ref. RB (INS-AGC)(i)(j)	0.00%	01/01/2029	2,165	1,895,955
Series 2008 D, Ref. RB (INS-AGC)(i)(j)	0.00%	01/01/2031	4,710	3,930,354
Series 2011, Ref. RB	5.00%	01/01/2038	1,000	1,032,460
Series 2019 A, Ref. RB	4.00%	01/01/2044	7,500	8,727,375
Pottsboro Higher Education Funance Corp. (Imagine International Academy of North Texas, LLC);
Series 2016 A, RB	5.00%	08/15/2046	3,000	3,261,360
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB	6.75%	11/15/2024	850	981,138
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	5.38%	09/15/2030	400	410,864
Series 2016, RB	5.75%	09/15/2036	150	154,535
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, RB (INS-AGM)(j)	5.00%	10/01/2032	1,250	1,253,588
Series 2011, RB (INS-AGM)(j)	5.00%	10/01/2037	1,000	1,003,080
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community,
Inc.); Series 2007, RB (e)	5.75%	12/31/2049	345	241,500
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB	5.75%	02/15/2025	1,485	1,487,643
Series 2007, RB	5.75%	02/15/2029	1,500	1,502,355
Series 2017A, RB	6.38%	02/15/2052	5,000	5,707,700
Texas (State of) Transportation Commission;
Series 2019, RB (i)	0.00%	08/01/2045	4,000	1,417,920
Series 2019, RB (i)	0.00%	08/01/2046	3,180	1,070,261
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. RB (i)	0.00%	08/15/2036	7,670	4,104,754
Series 2015 B, Ref. RB (i)	0.00%	08/15/2037	9,995	5,103,447
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002 A, RB (INS-BHAC)(i)(j)	0.00%	08/15/2027	970	872,020
Series 2002, RB (a)(i)	0.00%	08/15/2027	30	27,401
Texas (State of) Water Development Board;
Series 2019 A, RB	4.00%	10/15/2044	5,000	5,972,250
Series 2019 A, RB	4.00%	10/15/2049	22,035	26,095,169
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	3,810	4,536,338
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, RB	5.00%	12/15/2023	2,000	2,216,580
Series 2012, RB	5.00%	12/15/2028	6,310	6,966,682
Series 2012, RB	5.00%	12/15/2031	1,875	2,062,031
Series 2012, RB	5.00%	12/15/2032	3,865	4,246,012
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH
288 Toll Lanes); Series 2016, RB (d)	5.00%	12/31/2045	7,550	8,816,437
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes);
Series 2019 A, Ref. RB	4.00%	12/31/2037	2,000	2,401,460
Series 2019 A, Ref. RB	4.00%	12/31/2038	6,000	7,185,000
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC
Segments 3A and 3B Facility); Series 2013, RB (d)	7.00%	12/31/2038	3,475	4,118,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, RB (a)(b)	5.13%	07/01/2021	$ 1,655	$1,747,746
Series 2011, RB (a)(b)	5.25%	07/01/2021	2,000	2,115,360
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS-AMBAC)(j)	5.38%	11/15/2024	1,300	1,311,817
				359,612,150
Utah–1.00%
Murray (City of), UT; Series 2005 B, VRD RB (g)	1.34%	05/15/2037	3,835	3,835,000
Salt Lake City Corp Airport Revenue; Series 2017 A, RB (c)(d)	5.00%	07/01/2042	14,000	17,063,900
Weber (County of), UT; Series 2000 C, VRD RB (g)	1.34%	02/15/2035	5,700	5,700,000
Weber (County of), UT (IHC Health Services, Inc.); Series 2000A, VRD RB (g)	1.34%	02/15/2031	10,000	10,000,000
				36,598,900
Vermont–0.03%
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.);
Series 2010, RB	5.00%	12/15/2020	1,250	1,284,713
Virgin Islands–0.25%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. RB	5.00%	10/01/2025	5,500	5,510,340
Series 2010 A, RB	5.00%	10/01/2025	850	855,381
Series 2010 A, RB	5.00%	10/01/2029	2,750	2,762,045
				9,127,766
Virginia–1.17%
Ballston Quarter Communities Development Authority; Series 2016 A, RB	5.50%	03/01/2046	2,500	2,641,200
Hanover (County of), VA Economic Development Authority (Covenant Woods);
Series 2018, Ref. RB	5.00%	07/01/2048	700	768,817
Series 2018, Ref. RB	5.00%	07/01/2051	1,000	1,097,030
Tobacco Settlement Financing Corp.; Series 2007 B-2, RB (l)	5.20%	06/01/2046	4,000	4,082,280
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, RB (d)	5.00%	07/01/2034	5,000	5,346,150
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB (d)	5.00%	07/01/2027	4,465	4,847,874
Series 2012, RB (d)	5.50%	01/01/2042	4,920	5,351,878
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, RB (d)	5.00%	07/01/2034	6,735	7,201,264
Series 2012, RB (d)	5.00%	01/01/2040	2,535	2,703,349
Virginia (State of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB (d)	5.00%	12/31/2052	7,500	8,924,475
				42,964,317
Washington–2.46%
Seattle (Port of), WA; Series 2018 A, RB (c)(d)	5.00%	05/01/2043	21,000	25,321,380
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2038	2,750	3,533,722
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2043	20,000	24,830,400
Series 2018, RB (c)	5.00%	07/01/2048	15,000	18,659,400
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	6.00%	01/01/2031	1,500	1,553,130
Series 2011, RB	5.63%	01/01/2035	1,250	1,288,450
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB
(f)	5.00%	07/01/2046	6,755	7,368,827

Washington (State of) Housing Finance Commission (Heron's Key Senior Living);
Series 2015 A, RB (f)	6.50%	07/01/2030	800	916,104
Series 2015 A, RB (f)	6.75%	07/01/2035	820	943,303
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities
Northwest); Series 2016, Ref. RB (f)	5.00%	01/01/2036	1,875	2,129,344
Washington (State of) Housing Finance Commission (The Hearthstone);
Series 2018 A, Ref. RB (f)	5.00%	07/01/2048	2,000	2,185,420
Series 2018 A, Ref. RB (f)	5.00%	07/01/2053	1,500	1,634,610
				90,364,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
West Virginia–0.23%
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District); Series 2017 A, Ref. RB (f)	5.50%	06/01/2037	$2,500	$2,844,800
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB (d)(f)	6.75%	02/01/2026	4,035	4,122,277
Series 2018, RB (d)(f)	8.75%	02/01/2036	1,300	1,340,729
				8,307,806
Wisconsin–2.56%
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB (f)	6.75%	08/01/2031	3,000	3,991,800
Public Finance Authority (KU Campus Development Corp. — Central District Development Project);
Series 2016, RB (c)	5.00%	03/01/2041	10,000	11,945,100
Public Finance Authority (The Evergreens Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/15/2044	2,000	2,342,440
Series 2019 A, Ref. RB	5.00%	11/15/2049	2,000	2,335,660
Public Finance Authority (WhiteStone); Series 2017, Ref. RB (f)	5.00%	03/01/2052	1,075	1,202,495
Superior (City of), WI (Superior Water, Light & Power Co.); Series 2007 A, Ref. RB (d)	5.38%	11/01/2021	2,000	2,006,740
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest
Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	3,822,525
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services);
Series 2007, Ref. RB	5.25%	05/01/2028	1,155	1,155,012
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB (a)(b)	5.50%	05/01/2021	2,000	2,107,920
Series 2011 A, RB (a)(b)	5.75%	05/01/2021	1,000	1,056,840
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc.);
Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,565,625
Wisconsin (State of) Health & Educational Facilities Authority (St. John's Communities, Inc.);
Series 2018 A, RB	5.00%	09/15/2040	1,000	1,080,510
Series 2018 A, RB	5.00%	09/15/2045	1,000	1,075,960
Series 2018 A, RB	5.00%	09/15/2050	4,000	4,288,480
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB (f)	7.00%	12/01/2050	7,000	8,558,480
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District
Development); Series 2016, RB	5.00%	03/01/2036	4,500	5,475,780
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1,
RB (f)	6.25%	01/01/2038	5,250	5,671,785
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	5,000	6,077,700
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,829,240
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. RB	5.00%	06/01/2032	2,000	2,406,540
Series 2016 A, Ref. RB	5.00%	06/01/2034	7,180	8,593,383
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015,
Ref. RB	5.75%	04/01/2035	1,955	2,316,616
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB (f)	5.25%	12/01/2039	7,285	7,974,015
				93,880,646
Wyoming–0.26%
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	1,000	1,055,210
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS-BAM)(c)(j)	5.00%	01/01/2047	7,000	8,394,680
				9,449,890
TOTAL INVESTMENTS IN SECURITIES(o)–108.18% (Cost $3,607,965,729)				3,971,177,364
FLOATING RATE NOTE OBLIGATIONS–(8.15)%
Notes with interest and fee rates ranging from 1.65% to 2.07% at 02/29/2020 and contractual maturities of collateral ranging from 09/01/2022 to 08/15/2057 (See
Note 1K)(p)				(299,350,000)

OTHER ASSETS LESS LIABILITIES–(0.03)%				(1,071,629)
NET ASSETS –100.00%				$3,670,755,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Municipal Income Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHLMC – Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(b)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.

(d)Security subject to the alternative minimum tax.

(e)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $4,337,260, which represented less than 1% of the Fund's Net Assets.

(f)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $223,954,361, which represented 6.10% of the Fund's Net Assets.

(g)Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2020.

(h)Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(i)Zero coupon bond issued at a discount.

(j)Principal and/or interest payments are secured by the bond insurance company listed.

(k)Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $35,695,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(m)Security valued using significant unobservable inputs (Level 3). See Note 3.

(n)Security subject to crossover refunding.

(o)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuer's obligations. No concentration of any single entity was greater than 5% each.

(p)Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $521,834,368 are held by TOB Trusts and serve as collateral for the $299,350,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $3,607,965,729)	$3,971,177,364
Cash	362,246
Receivable for:
Investments sold	857,000
Fund shares sold	9,552,626
Interest	39,771,585
Investment for trustee deferred compensation and
retirement plans	350,224
Other assets	111,755
Total assets	4,022,182,800
Liabilities:
Floating rate note obligations	299,350,000
Payable for:
Investments purchased	42,203,257
Dividends	3,000,185
Fund shares reacquired	5,112,342
Accrued fees to affiliates	1,154,312
Accrued trustees' and officers' fees and benefits	5,978
Accrued other operating expenses	168,927
Trustee deferred compensation and retirement plans	432,064
Total liabilities	351,427,065
Net assets applicable to shares outstanding	$3,670,755,735
Net assets consist of:
Shares of beneficial interest	$3,426,336,406
Distributable earnings	244,419,329
$3,670,755,735
Net Assets:
Class A	$2,525,162,908
Class C	$298,432,985
Class Y	$500,892,528
Investor Class	$102,850,245
Class R6	$243,417,069

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	179,876,898
Class C	21,356,256
Class Y	35,686,783
Investor Class	7,320,981
Class R6	17,341,440
Class A:
Net asset value per share	$14.04
Maximum offering price per share
(Net asset value of $14.04 ÷ 95.75%)	$14.66
Class C:
Net asset value and offering price per share	$13.97
Class Y:
Net asset value and offering price per share	$14.04
Investor Class:
Net asset value and offering price per share	$14.05
Class R6:
Net asset value and offering price per share	$14.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Municipal Income Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$139,946,177
Expenses:
Advisory fees	14,565,036
Administrative services fees	453,741
Custodian fees	30,217
Distribution fees:
Class A	5,584,606
Class C	1,994,824
Investor Class	174,921
Interest, facilities and maintenance fees	7,474,857
Transfer agent fees — A, C, Y and Investor	2,342,873
Transfer agent fees — R6	27,986
Trustees' and officers' fees and benefits	56,716
Registration and filing fees	238,188
Reports to shareholders	158,023
Professional services fees	77,845
Other	36,322
Total expenses	33,216,155
Less: Expense offset arrangement(s)	(5,618)
Net expenses	33,210,537
Net investment income	106,735,640
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,173,551
Foreign currencies	384
Futures contracts	(7,120,280)

(4,946,345)
Change in net unrealized appreciation (depreciation) of:
Investment securities	249,528,012
Futures contracts	(466,949)
249,061,063
Net realized and unrealized gain	244,114,718
Net increase in net assets resulting from operations	$350,850,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$106,735,640	$108,678,467
Net realized gain (loss)	(4,946,345)	(12,945,511)

Change in net unrealized appreciation (depreciation)	249,061,063	(19,012,770)
Net increase in net assets resulting from operations	350,850,358	76,720,186
Distributions to shareholders from distributable earnings:
Class A	(75,591,307)	(77,364,929)

Class C	(5,117,033)	(7,492,837)

Class Y	(16,415,197)	(18,467,349)

Investor Class	(3,518,570)	(4,218,855)

Class R6	(7,224,670)	(6,411,966)

Total distributions from distributable earnings	(107,866,777)	(113,955,936)
Share transactions–net:
Class A	372,653,767	71,379,669
Class C	149,343,209	(110,909,622)

Class Y	59,750,854	(29,817,647)

Investor Class	(4,608,765)	(3,978,961)
Class R6	75,838,918	13,133,390
Net increase (decrease) in net assets resulting from share transactions	652,977,983	(60,193,171)

Net increase (decrease) in net assets	895,961,564	(97,428,921)
Net assets:
Beginning of year	2,774,794,171	2,872,223,092
End of year	$3,670,755,735	$2,774,794,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Municipal Income Fund

Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations	$350,850,358

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(843,804,957)
Proceeds from sales of investments	293,215,645

Proceeds from sales of short-term investments, net	(20,901,190)
Amortization of premium on investment securities	17,738,696
Accretion of discount on investment securities	(8,971,953)

Increase in receivables and other assets	(5,832,023)
Increase in accrued expenses and other payables	258,157
Decrease in variation margin - futures contracts	286,125

Net realized gain from investment securities	(2,173,551)

Net change in unrealized appreciation on investment securities	(249,528,012)
Decrease in cash collateral — exchange-traded futures contracts	1,850,000

Net cash provided by operating activities	(467,012,705)
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(40,270,345)

Decrease in payable for amount due custodian	(13,231,149)
Proceeds from shares of beneficial interest sold	1,025,306,094

Proceeds of TOB Trusts	13,935,000

Repayments of TOB Trusts	(75,005,000)

Disbursements from shares of beneficial interest reacquired	(443,359,649)

Net cash provided by (used in) financing activities	467,374,951
Net increase in cash and cash equivalents	362,246

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$362,246
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$68,153,598

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$7,474,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Supplemental
											ratio of
											expenses
									Ratio of	Ratio of	to average
									expenses	expenses	net assets
			Net gains						to average	to average net	with fee waivers
			(losses)						net assets	assets without	(excluding	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	interest,	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	facilities and	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	maintenance	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000's omitted)	absorbed	absorbed	fees)	net assets	turnover (c)
Class A									1.05%(d)	1.05%(d)	0.82%(d)	3.35%(d)
Year ended 02/29/20	$13.02	$0.45	$ 1.03	$ 1.48	$(0.46)	$14.04	11.56% $2,525,163						9%
Year ended 02/28/19	13.19	0.50	(0.14)	0.36	(0.53)	13.02	2.78	1,982,214	1.01	1.01	0.85	3.85	27
Year ended 02/28/18	13.22	0.53	(0.06)	0.47	(0.50)	13.19	3.53	1,935,019	1.10	1.10	0.87	3.94	17
Year ended 02/28/17	13.70	0.52	(0.47)	0.05	(0.53)	13.22	0.28	1,927,685	0.99	0.99	0.83	3.79	25
Year ended 02/29/16	13.75	0.59	(0.06)	0.53	(0.58)	13.70	3.94	1,766,102	0.93	0.93	0.85	4.29	12
Class C									1.80(d)	1.80(d)	1.57(d)	2.60(d)	9
Year ended 02/29/20	12.96	0.35	1.02	1.37	(0.36)	13.97	10.69	298,433
Year ended 02/28/19	13.12	0.40	(0.13)	0.27	(0.43)	12.96	2.08	133,292	1.76	1.76	1.60	3.10	27
Year ended 02/28/18	13.16	0.42	(0.07)	0.35	(0.39)	13.12	2.68	248,013	1.85	1.85	1.62	3.19	17
Year ended 02/28/17	13.64	0.41	(0.47)	(0.06)	(0.42)	13.16	(0.48)	250,828	1.74	1.74	1.58	3.04	25
Year ended 02/29/16	13.68	0.48	(0.05)	0.43	(0.47)	13.64	3.24	156,712	1.68	1.68	1.60	3.54	12
Class Y									0.80(d)	0.80(d)	0.57(d)	3.60(d)	9
Year ended 02/29/20	13.02	0.48	1.03	1.51	(0.49)	14.04	11.83	500,893
Year ended 02/28/19	13.18	0.54	(0.14)	0.40	(0.56)	13.02	3.11	406,923	0.76	0.76	0.60	4.10	27
Year ended 02/28/18	13.22	0.56	(0.07)	0.49	(0.53)	13.18	3.71	442,757	0.85	0.85	0.62	4.19	17
Year ended 02/28/17	13.70	0.55	(0.47)	0.08	(0.56)	13.22	0.54	524,417	0.74	0.74	0.58	4.04	25
Year ended 02/29/16	13.74	0.62	(0.05)	0.57	(0.61)	13.70	4.27	449,882	0.68	0.68	0.60	4.54	12
Investor Class							11.65(e)	102,850	0.98(d)(e)	0.98(d)(e)	0.75(d)(e)	3.42(d)(e)	9
Year ended 02/29/20	13.03	0.46	1.03	1.49	(0.47)	14.05
Year ended 02/28/19	13.19	0.52	(0.14)	0.38	(0.54)	13.03	2.96(e)	99,887	0.88(e)	0.88(e)	0.72(e)	3.98(e)	27
Year ended 02/28/18	13.24	0.54	(0.08)	0.46	(0.51)	13.19	3.48(e)	105,159	1.03(e)	1.03(e)	0.80(e)	4.01(e)	17
Year ended 02/28/17	13.71	0.53	(0.46)	0.07	(0.54)	13.24	0.47(e)	108,489	0.87(e)	0.87(e)	0.71(e)	3.91(e)	25
Year ended 02/29/16	13.76	0.60	(0.06)	0.54	(0.59)	13.71	4.06(e)	114,690	0.82(e)	0.82(e)	0.74(e)	4.40(e)	12
Class R6									0.74(d)	0.74(d)	0.51(d)	3.66(d)	9
Year ended 02/29/20	13.02	0.49	1.03	1.52	(0.50)	14.04	11.90	243,417
Year ended 02/28/19	13.18	0.54	(0.13)	0.41	(0.57)	13.02	3.18	152,478	0.69	0.69	0.53	4.17	27
Year ended 02/28/18(f)	13.25	0.51	(0.10)	0.41	(0.48)	13.18	3.13	141,275	0.79(g)	0.79(g)	0.56(g)	4.25(g)	17

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $2,233,842, $199,482, $450,542, $100,427 and $196,825 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.17%, 0.13%, 0.18%, 0.13% and 0.14% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(f)Commencement date of April 04, 2017.

(g)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Municipal Income Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

36	Invesco Municipal Income Fund

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the

Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.Indemnifications – Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

37	Invesco Municipal Income Fund

Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.500%
Over $500 million	0.450%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively.

38	Invesco Municipal Income Fund

With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $568,608 in front-end sales commissions from the sale of Class A shares and $78,627 and $2,895 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$3,970,902,020	$275,344	$3,971,177,364

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(7,120,280)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(466,949)
Total	$(7,587,229)

The table below summarizes the average notional value of derivatives held during the period.
Futures
Contracts
Average notional value	$157,250,472

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Fund engaged in securities purchases of $237,170,081 and securities sales of $106,925,469, which did not result in any net realized gains (losses).

39	Invesco Municipal Income Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,618.

NOTE 7—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2020 were $326,394,923 and 2.26%, respectively.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income-tax-exempt	$107,866,777	$113,955,936

Tax Components of Net Assets at Period-End:
		2020
Undistributed tax-exempt income		$244,819
Net unrealized appreciation — investments		366,941,455

Temporary book/tax differences		(373,837)

Capital loss carryforward		(122,393,108)
Shares of beneficial interest		3,426,336,406

Total net assets		$3,670,755,735

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$67,434,507	$54,958,601	$122,393,108

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $872,700,741 and $292,208,484, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$378,654,851
Aggregate unrealized (depreciation) of investments	(11,713,396)
Net unrealized appreciation of investments	$366,941,455
40	Invesco Municipal Income Fund

Cost of investments for tax purposes is $3,604,235,909.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount and federal taxes paid by the fund, on February 29, 2020, undistributed net investment income was increased by $382,969, undistributed net realized gain (loss) was decreased by $496,896 and shares of beneficial interest was increased by $113,927. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	44,759,270	$ 604,782,920	30,218,584	$393,104,282
Class C	15,455,350	208,409,624	4,608,638	59,942,494
Class Y	8,315,377	112,195,062	6,256,742	81,729,448
Investor Class	431,706	5,832,042	261,823	3,422,112
Class R6	7,412,069	99,896,391	4,806,957	62,739,383
Issued as reinvestment of dividends:
Class A	3,473,727	46,992,526	3,957,211	51,652,444
Class C	287,735	3,883,419	425,215	5,528,378
Class Y	668,610	9,041,710	780,837	10,187,062
Investor Class	191,480	2,590,322	242,923	3,175,244
Class R6	417,059	5,645,621	397,222	5,185,135
Automatic conversion of Class C shares to Class A shares:
Class A	833,876	11,246,368	-	-
Class C	(837,704)	(11,246,368)	-	-
Reacquired:
Class A	(21,446,199)	(290,368,047)	(28,663,425)	(373,377,057)

Class C	(3,835,694)	(51,703,466)	(13,646,095)	(176,380,494)

Class Y	(4,559,671)	(61,485,918)	(9,358,723)	(121,734,157)

Investor Class	(967,246)	(13,031,129)	(809,692)	(10,576,317)

Class R6	(2,201,328)	(29,703,094)	(4,206,115)	(54,791,128)

Net increase (decrease) in share activity	48,398,417	$ 652,977,983	(4,727,898)	$(60,193,171)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

41	Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations and cash flows for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,041.20	$5.08	$1,019.89	$5.02	1.00%

Class C	1,000.00	1,036.70	8.86	1,016.16	8.77	1.75

Class Y	1,000.00	1,042.40	3.81	1,021.13	3.77	0.75

Investor Class	1,000.00	1,041.60	4.67	1,020.29	4.62	0.92
Class R6	1,000.00	1,042.80	3.50	1,021.43	3.47	0.69

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

43	Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

44	Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Municipal Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Municipal Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Municipal Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-MINC-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco New York Tax Free Income Fund

Nasdaq:

A: VNYAX ￿ C: VNYCX ￿ Y: VNYYX ￿ R6: VNYSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

14 Financial Statements

17 Financial Highlights

18 Notes to Financial Statements

24Report of Independent Registered Public Accounting Firm

25Fund Expenses

26Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco New York Tax Free Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco New York Tax Free Income Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco New York Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New York 5+Year Investment Grade Index, the Fund's style- specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.38%
Class C Shares	8.59
Class Y Shares	9.59
Class R6 Shares	9.72
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond New York 5+ Year Investment Grade Index￿ (Style-Specific
Index)	10.22
Lipper New York Municipal Debt Funds Index￿ (Peer Group Index)	10.37

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

Market conditions and your Fund

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the national median household income. New York's economy, however, is subject to volatility due to the significance of the financial services industry to its economic base. New York's gross domestic product, the value of all goods and services produced in the state, rose to $1.74 trillion in the third quarter of 2019, which makes New York the third-largest economy in the US.1 As of December 2019, the state's unemployment rate was 3.9%, which was slightly higher than the national unemployment rate of 3.5%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. However, the state con- tinues to face potential headwinds stemming from federal tax reform, increasing health

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	89.9%
Pre-Refunded Bonds	6.3
General Obligation Bonds	3.8

care expenditures, public school funding and growing transportation needs. Favorably, New York's pension liabilities remain well funded compared to other states.

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as techni-

Top Five Debt Holdings

% of total net assets

1. Brooklyn Arena Local
Development Corp. (Barclays
Center) Series 2016 A, Ref. RB	3.2%

2.MTA Hudson Rail Yards

Trust Obligations Series 2016 A,

RB	3.0
3. New York & New Jersey (States
of) Port Authority Series 2017
200, Ref. RB	2.2

4.New York (City of), NY Municipal Water Finance Authority

Series 2017 DD, RB	1.6
5. New York Transportation
Development Corp. (Delta Air
Lines, Inc. LaGuardia Airport
Terminal C&D Redevelopment)
Series 2018, RB	1.5

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were posi- tive for the fiscal year.7 Fund flows totaled $97.2 billion from February 2019 through February 2020.7

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco New York Tax Free Income Fund

Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in longer maturity bonds (15.00 years and greater) contributed to the Fund's perfor- mance relative to its style-specific bench- mark. The Fund's overweight allocation to revenue bonds compared to general obliga- tion bonds also benefited the Fund's relative performance. Security selection in bonds A-rated† and below, as well as non-rated bonds, also aided the Fund's relative results.

Conversely, security selection in intermediate-term bonds (4.00 – 8.99 years) detracted from the Fund's performance rela- tive to its style-specific benchmark during the fiscal year. Security selection in the local gen- eral obligation and dedicated tax sectors de- tracted from the Fund's relative performance. The Fund's security selection in higher rated bonds (AAA and AA-rated specifically) was another detractor from the Fund's relative performance, as well.

During the fiscal year, leverage contributed to the Fund's performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of in- verse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to ad- ditional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1Source: US Bureau of Economic Analysis

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg

4Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco New York Tax Free Income Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$20,000

$16,173 S&P Municipal Bond New York 5+ Year Investment Grade

Index 1

$15,615 S&P Municipal Bond Index1

$15,503 Lipper New York Municipal Debt Funds Index2

15,000

$14,746 Invesco New York Tax Free Income Fund — Class A Shares

$14,298 Invesco New York Tax Free Income Fund — Class C Shares

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco New York Tax Free Income Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (7/29/94)		4.88%
10 Years		3.96
5	Years	2.64
1	Year	4.75
Class C Shares
Inception (7/29/94)		4.75%
10 Years		3.64
5	Years	2.77
1	Year	7.59
Class Y Shares
10 Years		4.66%
5	Years	3.78
1	Year	9.59
Class R6 Shares
10 Years		4.51%
5	Years	3.71
1	Year	9.72

Effective June 1, 2010, Class A and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Man- agement were reorganized into Class A and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A and Class C shares are blended returns of the predeces- sor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of dif- ferent expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund's Class A shares and includes the 12b-1 fees appli- cable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund's and the predeces- sor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment grade, New York-issued US municipals with maturities equal to or greater than five years.

￿The Lipper New York Municipal Debt Funds Index is an unmanaged index con- sidered representative of New York mu- nicipal debt funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco New York Tax Free Income Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–99.16%
New York–95.81%
Albany (County of), NY Airport Authority; Series 2010 A, Ref. RB (a)	5.00%	12/15/2025	$ 500	$505,995
Albany Capital Resource Corp. (St. Peter's Hospital); Series 2011, RB (a)(b)	6.25%	11/15/2020	1,000	1,038,240
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2048	435	507,080
Battery Park (City of), NY Authority; Series 2019, RB	4.00%	11/01/2044	1,000	1,208,980
Brookhaven Local Development Corp. (Jefferson's Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	490	586,971
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB (c)	0.00%	07/15/2034	3,685	2,402,399
Series 2016 A, Ref. RB	5.00%	07/15/2042	4,795	5,596,292
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,191,580
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,178,120
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	952,256
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,363,000
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	543,210
Build NYC Resource Corp. (Children's Aid Society (The)); Series 2019, RB	4.00%	07/01/2044	555	660,805
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB (d)	5.00%	06/01/2047	1,250	1,404,162
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (d)(e)	5.00%	01/01/2035	1,100	1,240,844
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB (a)(b)	5.00%	08/01/2022	350	385,032
Series 2012, RB (a)(b)	5.00%	08/01/2022	1,750	1,925,157
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2014 A, RB (a)(b)	5.00%	07/01/2024	600	706,416
Series 2019 B, Ref. RB	4.00%	07/01/2044	850	989,017
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	1,275	1,275,688
Hudson Yards Infrastructure Corp.;
Series 2012 A, RB (a)(b)	5.75%	02/15/2021	865	906,373
Series 2012 A, RB	5.75%	02/15/2047	535	558,706
Series 2017 A, Ref. RB (INS-AGM)(f)	4.00%	02/15/2047	575	660,169
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	555	597,113
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital);
Series 2005, RB	6.00%	07/01/2030	1,000	1,000,400
Long Island Power Authority;
Series 2016 B, Ref. RB	5.00%	09/01/2036	655	802,703
Series 2019 A, RB	4.00%	09/01/2038	1,000	1,171,830
Metropolitan Transportation Authority;
Series 2012 H, RB (a)(b)	5.00%	11/15/2022	410	457,654
Series 2012 H, RB	5.00%	11/15/2030	340	377,475
Series 2013 E, RB (a)(b)	5.00%	11/15/2023	1,000	1,160,360
Series 2019 C, RB (INS -AGM)(f)	4.00%	11/15/2045	560	661,030
Subseries 2002 G-1H, Ref. RB (67% of 1 mo. USD LIBOR + 0.82%)(b)(g)	1.88%	02/01/2022	795	797,059
Metropolitan Transportation Authority (Climate Bond Certified);
Series 2017, RB	5.25%	11/15/2057	935	1,167,899
Subseries 2017 A-1, RB	5.25%	11/15/2057	745	915,881
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. RB (c)	0.00%	11/15/2040	3,750	2,347,200
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB (a)(b)	5.50%	10/01/2021	370	397,876
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB (a)(b)	5.00%	07/01/2021	875	925,951
Series 2015 A, Ref. RB	5.00%	07/01/2033	785	946,474
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2051	4,905	5,217,498
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB	6.50%	01/01/2032	420	427,262
Series 2014 A, RB	6.70%	01/01/2049	180	180,767
Series 2014 C, RB (h)	2.00%	01/01/2049	65	9,744
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,004,419
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association);
Series 2012, Ref. RB (a)(b)	5.00%	07/01/2022	1,200	1,315,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	$ 750	$750,068
Series 2006 A-3, RB	5.12%	06/01/2046	615	618,622
New York & New Jersey (States of) Port Authority;
Series 2017 200, Ref. RB	5.25%	10/15/2057	3,120	3,865,462
Series 2019, RB	4.00%	11/01/2041	600	725,526
Series 2019, RB (e)	4.00%	11/01/2041	250	298,363
Series 2019, RB (e)	4.00%	11/01/2047	325	384,082
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS-NATL)(e)(f)	5.75%	12/01/2022	1,270	1,306,728
Series 2010, RB	6.00%	12/01/2042	860	892,654
New York (City of), NY;
Series 2017 B-1, GO Bonds	5.00%	12/01/2041	1,000	1,241,720
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,302,980
Series 2019 A, GO Bonds	5.00%	08/01/2045	880	1,133,792
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	595	773,649
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2006, RB (INS
-AMBAC)(f)	5.00%	01/01/2036	1,140	1,153,315
New York (City of), NY Municipal Water Finance Authority;
Series 2017 DD, RB	5.25%	06/15/2047	2,250	2,848,050
Series 2019 CC-1, RB	4.00%	06/15/2049	225	268,407
Series 2019 CC-1, RB	5.00%	06/15/2049	630	817,538
New York (City of), NY Transitional Finance Authority;
Series 2009, RB	5.00%	05/01/2028	420	421,466
Series 2018 S-3, RB	5.00%	07/15/2043	885	1,121,534
Series 2018 S-3, RB	5.25%	07/15/2045	310	398,716
Subseries 2011 E, RB	5.00%	11/01/2024	660	692,287
Subseries 2014 D-4, VRD RB (i)	1.26%	02/01/2044	100	100,000
Subseries 2020 A-3, RB	4.00%	05/01/2044	1,000	1,187,850
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014
A, Ref. RB	5.00%	07/01/2041	1,000	1,164,510
New York (City of), NY Trust for Cultural Resources (Carnegie Hall);
Series 2019, Ref. RB	5.00%	12/01/2034	300	407,532
Series 2019, Ref. RB	5.00%	12/01/2036	700	945,623
New York (Counties of), NY Tobacco Trust V;
Series 2005 S-1, RB (c)	0.00%	06/01/2038	3,430	1,166,783
Series 2005 S-2, RB (c)	0.00%	06/01/2050	6,770	1,099,922
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS-AGC)(f)	5.00%	10/01/2024	115	115,347
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	742,092
Series 2019 A, RB	5.00%	10/01/2034	820	1,040,637
Series 2019 A, RB	4.00%	07/01/2049	160	187,736
Series 2019 B, RB	5.00%	07/01/2050	400	518,296
Series 2020 D, Ref. RB	4.00%	02/15/2047	2,000	2,397,400
New York (State of) Dormitory Authority (Catholic Health System Obligated Group); Series 2019 A, Ref.
RB	4.00%	07/01/2045	750	873,338
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS -AMBAC)(f)	5.50%	05/15/2027	710	933,117
Series 2005 A, RB (INS -AMBAC)(f)	5.50%	05/15/2030	750	1,057,672
Series 2005 A, RB (INS -AMBAC)(f)	5.50%	05/15/2031	555	794,183
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/2041	510	532,374
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS -NATL)(f)	5.25%	07/01/2028	935	1,174,482
New York (State of) Dormitory Authority (Fordham University);
Series 2011 A, RB (a)(b)	5.13%	07/01/2021	500	529,940
Series 2020, RB	4.00%	07/01/2046	500	590,330
New York (State of) Dormitory Authority (General Purpose); Series 2018 A, Ref. RB	5.25%	03/15/2038	1,500	1,966,470
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref.
RB	5.00%	07/01/2045	1,165	1,363,015
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,018,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB
(INS -NATL)(f)	5.50%	07/01/2023	$ 1,250	$ 1,380,100
New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2020 A, Ref. RB	4.00%	09/01/2050	130	150,773
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB (a)(b)	5.00%	07/01/2021	875	924,149
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB (a)(b)	6.00%	07/01/2020	1,500	1,525,665
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS -BHAC)(f)	5.50%	07/01/2031	1,070	1,456,965
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB (d)	5.00%	12/01/2045	425	486,570
Series 2017, Ref. RB (d)	5.00%	12/01/2036	1,300	1,569,776
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB (a)(b)	5.00%	05/01/2023	20	22,677
Series 2013 A, RB	5.00%	05/01/2029	980	1,094,297
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,057,922
Series 2016, Ref. RB	5.00%	07/01/2039	500	601,795
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2010, RB (a)	5.00%	07/01/2040	1,250	1,267,550
Series 2019 A, RB	5.00%	07/01/2049	940	1,192,822
New York (State of) Dormitory Authority (Rockefeller University);
Series 2010 A, RB	5.00%	07/01/2041	775	785,083
Series 2019 C, Ref. RB	4.00%	07/01/2049	585	698,513
New York (State of) Dormitory Authority (St. Johns University);
Series 2012, RB (a)(b)	5.00%	07/01/2022	5	5,496
Series 2012, RB	5.00%	07/01/2030	635	694,995
New York (State of) Dormitory Authority (St. John's University); Series 2012, RB (a)(b)	5.00%	07/01/2022	580	638,191
New York (State of) Dormitory Authority (St. Joseph's College); Series 2010, RB	5.25%	07/01/2035	500	503,655
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB (a)(b)	5.00%	07/01/2023	1,185	1,356,102
New York (State of) Dormitory Authority (The New School);
Series 2010, RB (a)(b)	5.50%	07/01/2020	1,245	1,264,522
Series 2011, Ref. RB	5.00%	07/01/2031	750	790,635
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	727,234
Series 2014 A, RB	5.50%	01/01/2044	700	803,544
New York (State of) Housing Finance Agency; Series 2009 B, VRD RB (LOC-Landesbank Hessen-
thrgn)(i)(j)	1.33%	05/01/2042	150	150,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	778,844
New York (State of) Thruway Authority;
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,856,374
Series 2019 B, RB	4.00%	01/01/2045	1,000	1,188,960
New York City Water & Sewer System; Series 2019 AA, Ref. RB	4.00%	06/15/2040	1,500	1,819,800
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,819,905
Series 2016 B, RB (c)	0.00%	11/15/2044	3,270	1,808,800
New York Liberty Development Corp.; Series 2019, Ref. RB	2.80%	09/15/2069	1,215	1,298,507
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB (d)	5.00%	11/15/2044	1,505	1,695,729
Series 2014, Class 3, Ref. RB (d)	7.25%	11/15/2044	415	498,818
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB	5.00%	11/15/2031	875	937,317
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. RB	5.00%	09/15/2043	1,410	1,518,711
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	300	433,803
Series 2007, RB	5.50%	10/01/2037	855	1,302,584
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, Ref.
RB	5.00%	06/15/2031	1,430	1,506,147
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB (a)	5.50%	04/15/2035	615	927,992
New York State Urban Development Corp. (Bidding Group); Series 2019 A, Ref. RB	4.00%	03/15/2046	1,500	1,788,675
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB (e)	5.00%	08/01/2026	1,070	1,123,136
Series 2016, Ref. RB (e)	5.00%	08/01/2031	900	942,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment); Series 2018, RB (e)	5.00%	01/01/2036	$ 2,045	$ 2,522,323
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (e)	5.00%	07/01/2046	1,750	2,014,495
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB (d)(e)	4.75%	11/01/2042	790	852,963
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref.
RB (e)	5.00%	04/01/2029	725	828,327
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	275	297,765
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS -NATL)(f)	5.00%	06/15/2023	935	1,061,636
Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB (INS
-AGM)(f)	4.00%	12/01/2049	1,500	1,744,455
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	175	211,503
Series 2019, Ref. RB	5.00%	12/01/2043	350	458,868
Series 2019, Ref. RB	5.00%	12/01/2045	500	653,335
Series 2019, Ref. RB	4.00%	12/01/2047	290	347,084
Series 2019, Ref. RB	4.00%	12/01/2049	315	375,748
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.37%	07/01/2040	1,065	1,080,357
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A,
IDR (LOC - JP Morgan Chase Bank)(e)(j)	5.37%	12/01/2036	1,000	1,003,030
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	720	738,778
Series 2005 A, RB (c)(d)	0.00%	08/15/2045	4,000	916,400
Series 2005 C, RB (c)(d)	0.00%	08/15/2060	25,000	1,211,750
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB
(a)	6.00%	12/01/2040	465	483,047

Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	477,478
Syracuse (City of), NY; Series 2011 A, GO Bonds (e)	5.00%	11/01/2036	1,000	1,062,830
Syracuse (City of), NY Industrial Development Agency (Carousel Center); Series 2016 A, Ref. RB (e)	5.00%	01/01/2035	755	845,441
Tompkins (County of), NY Industrial Development Agency (Cornell University); Series 2008 A, RB	5.00%	07/01/2037	250	253,353
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2032	1,250	812,500
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 C, RB	4.00%	11/15/2042	750	905,985
Series 2019 C, RB	4.00%	11/15/2043	750	903,848
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB (a)	5.00%	09/01/2030	1,250	1,275,537
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2048	930	973,636
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,616,139
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation
Facilities); Series 2017 A, RB (d)(e)	7.00%	06/01/2046	470	538,775
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref.
RB	5.00%	11/01/2046	1,000	1,150,870
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,395,893
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2010 A, RB	6.25%	10/15/2040	1,000	1,025,580
Series 2019 A, RB	5.00%	10/15/2039	420	495,865
Series 2019 A, RB	5.00%	10/15/2049	640	743,322
Series 2019 A, RB	5.00%	10/15/2054	465	535,880
				168,801,933
Guam–2.10%
Guam (Territory of);
Series 2011 A, RB	5.25%	01/01/2036	550	585,282
Series 2015 D, Ref. RB	5.00%	11/15/2039	750	867,345
Guam (Territory of) Power Authority;
Series 2010 A, RB (a)(b)	5.50%	10/01/2020	450	462,164
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	663,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco New York Tax Free Income Fund

				Principal
		Interest	Maturity	Amount
		Rate	Date	(000)	Value
Guam–(continued)
Guam (Territory of) Waterworks Authority;
Series 2010, RB (a)(b)		5.62%	07/01/2020	$740	$751,899
Series 2014 A, Ref. RB		5.00%	07/01/2029	325	369,889
					3,699,954
Virgin Islands–0.89%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB (e)		5.00%	09/01/2029	665	689,938
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (d)		5.00%	09/01/2030	770	872,525
					1,562,463
Puerto Rico–0.36%
Children's Trust Fund; Series 2002, RB		5.38%	05/15/2033	270	277,430
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, RB (c)		0.00%	07/01/2027	420	359,277
					636,707
TOTAL INVESTMENTS IN SECURITIES(k)–99.16% (Cost $160,701,539)					174,701,057
OTHER ASSETS LESS LIABILITIES–0.84%					1,481,685
NET ASSETS–100.00%					$176,182,742
Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(b)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)Zero coupon bond issued at a discount.

(d)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $11,288,312, which represented 6.41% of the Fund's Net Assets.

(e)Security subject to the alternative minimum tax.

(f)Principal and/or interest payments are secured by the bond insurance company listed.

(g)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(h)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 29, 2020 represented less than 1% of the Fund's Net Assets.

(i)Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 29, 2020.

(j)Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(k)Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuer's obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $160,701,539)	$174,701,057
Receivable for:
Fund shares sold	149,348
Interest	1,732,048
Investment for trustee deferred compensation and
retirement plans	44,176
Other assets	21,678
Total assets	176,648,307
Liabilities:
Payable for:
Dividends	144,251
Fund shares reacquired	69,949
Amount due custodian	10,394
Accrued fees to affiliates	64,658
Accrued trustees' and officers' fees and benefits	2,458
Accrued other operating expenses	81,193
Trustee deferred compensation and retirement plans	92,662
Total liabilities	465,565
Net assets applicable to shares outstanding	$176,182,742
Net assets consist of:
Shares of beneficial interest	$168,253,829
Distributable earnings	7,928,913
$176,182,742
Net Assets:
Class A	$143,768,380
Class C	$14,618,314
Class Y	$15,570,393
Class R6	$2,225,655

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	8,957,936
Class C	912,597
Class Y	971,171
Class R6	138,871
Class A:
Net asset value per share	$16.05
Maximum offering price per share
(Net asset value of $16.05 ÷ 95.75%)	$16.76
Class C:
Net asset value and offering price per share	$16.02
Class Y:
Net asset value and offering price per share	$16.03
Class R6:
Net asset value and offering price per share	$16.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$6,415,083
Expenses:
Advisory fees	764,853
Administrative services fees	23,203
Custodian fees	1,734
Distribution fees:
Class A	320,406
Class C	155,947
Transfer agent fees — A, C and Y	132,113
Transfer agent fees — R6	578
Trustees' and officers' fees and benefits	20,652
Registration and filing fees	53,675
Reports to shareholders	22,966
Professional services fees	67,051
Other	(86,748)
Total expenses	1,476,430
Less: Expense offset arrangement(s)	(238)
Net expenses	1,476,192
Net investment income	4,938,891
Realized and unrealized gain from:
Net realized gain from investment securities	2,043,991
Change in net unrealized appreciation of investment securities	7,481,376
Net realized and unrealized gain	9,525,367
Net increase in net assets resulting from operations	$14,464,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$4,938,891	$5,467,278
Net realized gain (loss)	2,043,991	(589,504)

Change in net unrealized appreciation (depreciation)	7,481,376	(1,148,927)
Net increase in net assets resulting from operations	14,464,258	3,728,847
Distributions to shareholders from distributable earnings:
Class A	(4,179,257)	(3,979,497)

Class C	(397,597)	(640,076)

Class Y	(605,919)	(779,022)

Class R6	(66,924)	(67,660)

Total distributions from distributable earnings	(5,249,697)	(5,466,255)
Share transactions–net:
Class A	20,138,748	(409,875)

Class C	(1,944,233)	(8,898,379)

Class Y	(3,096,101)	(3,899,868)

Class R6	661,069	(393,880)

Net increase (decrease) in net assets resulting from share transactions	15,759,483	(13,602,002)

Net increase (decrease) in net assets	24,974,044	(15,339,410)
Net assets:
Beginning of year	151,208,698	166,548,108
End of year	$176,182,742	$151,208,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco New York Tax Free Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Supplemental
											ratio of
											expenses
									Ratio of	Ratio of	to average
									expenses	expenses	net assets
			Net gains						to average	to average net	with fee waivers
			(losses)						net assets	assets without	(excluding	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	interest,	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	facilities and	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	maintenance	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000's omitted)	absorbed	absorbed	fees)	net assets	turnover (c)
Class A									0.86%(d)	0.86%(d)	0.92%(d)	3.08%(d)
Year ended 02/29/20	$15.16	$0.48	$ 0.92	$ 1.40	$(0.51)	$16.05	9.38%	$143,768					21%
Year ended 02/28/19	15.32	0.54	(0.16)	0.38	(0.54)	15.16	2.52	116,333	1.21	1.21	0.99	3.54	6
Year ended 02/28/18	15.42	0.54	(0.12)	0.42	(0.52)	15.32	2.71	117,918	1.36	1.36	0.98	3.46	14
Year ended 02/28/17	16.00	0.52	(0.58)	(0.06)	(0.52)	15.42	(0.44)	124,150	1.09	1.09	0.95	3.24	25
Year ended 02/29/16	16.01	0.58	0.00	0.58	(0.59)	16.00	3.73	132,678	1.00	1.00	0.95	3.67	7
Class C									1.61(d)	1.61(d)	1.67(d)	2.33(d)	21
Year ended 02/29/20	15.13	0.36	0.92	1.28	(0.39)	16.02	8.59	14,618
Year ended 02/28/19	15.30	0.43	(0.17)	0.26	(0.43)	15.13	1.72(e)	15,703	1.95(e)	1.95(e)	1.73(e)	2.80(e)	6
Year ended 02/28/18	15.40	0.42	(0.11)	0.31	(0.41)	15.30	2.00	24,888	2.11	2.11	1.73	2.71	14
Year ended 02/28/17	15.99	0.40	(0.59)	(0.19)	(0.40)	15.40	(1.26)	27,856	1.84	1.84	1.70	2.49	25
Year ended 02/29/16	15.99	0.46	0.01	0.47	(0.47)	15.99	3.02	25,833	1.75	1.75	1.70	2.92	7
Class Y									0.61(d)	0.61(d)	0.67(d)	3.33(d)	21
Year ended 02/29/20	15.15	0.52	0.91	1.43	(0.55)	16.03	9.59	15,570
Year ended 02/28/19	15.31	0.58	(0.16)	0.42	(0.58)	15.15	2.78	17,714	0.96	0.96	0.74	3.79	6
Year ended 02/28/18	15.40	0.58	(0.11)	0.47	(0.56)	15.31	3.03	21,868	1.11	1.11	0.73	3.71	14
Year ended 02/28/17	15.99	0.56	(0.59)	(0.03)	(0.56)	15.40	(0.26)	17,946	0.84	0.84	0.70	3.49	25
Year ended 02/29/16	16.00	0.62	0.00	0.62	(0.63)	15.99	3.99	11,125	0.75	0.75	0.70	3.92	7
Class R6									0.56(d)	0.56(d)	0.62(d)	3.38(d)	21
Year ended 02/29/20	15.14	0.53	0.92	1.45	(0.56)	16.03	9.72	2,226
Year ended 02/28/19	15.30	0.59	(0.17)	0.42	(0.58)	15.14	2.83	1,459	0.88	0.88	0.66	3.87	6
Year ended 02/28/18(f)	15.43	0.52	(0.14)	0.38	(0.51)	15.30	2.47	1,875	1.06(g)	1.06(g)	0.68(g)	3.76(g)	14

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $128,162, $15,595, $17,092 and $1,885 for Class A, Class C, Class Y and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended February 28, 2019.

(f)Commencement date of April 04, 2017.

(g)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco New York Tax Free Income Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

18	Invesco New York Tax Free Income Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading

19	Invesco New York Tax Free Income Fund

market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.470%
Over $500 million	0.445%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $19,892 in front-end sales commissions from the sale of Class A shares and $2,653 and $165 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

20	Invesco New York Tax Free Income Fund

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Fund engaged in securities purchases of $20,310,566 and securities sales of $32,219,169, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $238.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations held during the year ended February 29, 2020 were $17,663,333 and 1.52%, respectively. The Fund did not have any floating rate note obligations outstanding at February 29, 2020.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income-tax-exempt	$5,249,697	$5,466,255

Tax Components of Net Assets at Period-End:
		2020
Undistributed tax-exempt income		$22,219
Net unrealized appreciation — investments		14,112,190

Temporary book/tax differences		(84,650)

Capital loss carryforward		(6,120,846)
Shares of beneficial interest		168,253,829

Total net assets		$176,182,742

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

21	Invesco New York Tax Free Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$5,688,878	$431,968	$6,120,846

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $35,069,928 and $34,956,734, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$14,978,180
Aggregate unrealized (depreciation) of investments	(865,990)
Net unrealized appreciation of investments	$14,112,190

Cost of investments for tax purposes is $160,588,867.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible federal income tax expense and market discount adjustments, on February 29, 2020, undistributed net investment income was increased by $1,327, undistributed net realized gain (loss) was increased by $2,962 and shares of beneficial interest was decreased by $4,289. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	2,164,156	$ 33,770,425	1,267,360	$ 19,170,828
Class C	185,229	2,883,597	129,036	1,951,016
Class Y	253,796	3,947,425	473,850	7,187,607
Class R6	47,770	743,258	27,499	415,993
Issued as reinvestment of dividends:
Class A	165,551	2,586,571	183,341	2,783,424
Class C	18,225	283,981	30,033	455,232
Class Y	22,083	344,426	30,552	463,517
Class R6	3,561	55,601	3,883	58,915
Automatic conversion of Class C shares to Class A shares:
Class A	130,362	2,037,455	-	-
Class C	(130,613)	(2,037,455)	-	-
Reacquired:
Class A	(1,174,543)	(18,255,703)	(1,474,610)	(22,364,127)

Class C	(197,828)	(3,074,356)	(748,552)	(11,304,627)

Class Y	(474,303)	(7,387,952)	(763,581)	(11,550,992)

Class R6	(8,826)	(137,790)	(57,590)	(868,788)

Net increase (decrease) in share activity	1,004,620	$ 15,759,483	(898,779)	$(13,602,002)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer Rochester® Municipals Fund (the "Acquiring Fund").

The reorganization is expected to be consummated on May 15, 2020. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

22	Invesco New York Tax Free Income Fund

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

23	Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco New York Tax Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,030.80	$2.83	$1,022.08	$2.82	0.56%

Class C	1,000.00	1,027.00	6.60	1,018.35	6.57	1.31

Class Y	1,000.00	1,031.50	1.57	1,023.32	1.56	0.31

Class R6	1,000.00	1,032.40	1.31	1,023.57	1.31	0.26

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25	Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

26	Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1993	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997		229	Member, Board of Directors of
Trustee				Baylor College of Medicine
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
Investment Funds and Private Equity, Overseas Private Investment	materials
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
T-2	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation)
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		and its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit legal advocacy);
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
Board Member
Director of Columbia Equity Financial Corp. (privately held financial advisor)
and Investment

Committee
Member of
Pulitzer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas

Formerly: Executive Vice President and General Counsel, Texas Children's

Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,

University of St. Thomas; Attorney, Andrews & Kurth LLP

T-3	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco New York Tax Free Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-NYTFI-AR-1

Shareholder Report for the

Eleven Months Ended 2/29/20

Invesco

Oppenheimer

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	7
Fund Expenses	11
Schedule of Investments	13
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	46
Tax Information	48
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	49
Trustees and Officers	50
Invesco's Privacy Notice	62

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	12.59%	7.77%	9.46%
5-Year	4.82	3.91	4.01
10-Year	5.85	5.40	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund's Class A shares (without sales charge) returned 12.59% during the 1-year reporting period, outperforming the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%. During the 11-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 9.36%, outperforming the Index which returned 7.76%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS AND YOUR FUND

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet to be fully realized and should continue to drive municipal bond performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively over the fiscal period, as technical conditions

(favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly

4 INVESCO OPPENHEIMER MUNICIPAL FUND

exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the fiscal year. Municipal bond fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including marine/aviation facilities, diversified financial service, and higher education, significantly contributed to the Fund's performance. General Obligation bonds and highways/commuter facilities, among other sectors, were also strong contributors to the Fund's absolute performance. Security selection in California, New York, and Minnesota, significantly contributed to the Fund's performance. Sector allocations in Wisconsin were a detractor.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Municipal Fund and for sharing our long-term investment horizon.

5 INVESCO OPPENHEIMER MUNICIPAL FUND

1 Source: Bloomberg Barclays

2 Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

Portfolio Managers: Michael Camarella,

Charles Pulire, Mark Paris

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 INVESCO OPPENHEIMER MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Industrial Development Revenue/	13.8%
Pollution Control Revenue

Higher Education	10.5
Airport	8.5
Dedicated Tax	8.3
Hospital	7.9
Appropriation	7.1
Water/Sewer	6.7
Life Care	5.0
Tollroad	4.4
Other Revenues	4.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	14.2%	0.0%	14.2%
AA	32.5	0.0	32.5
A	21.6	0.0	21.6
BBB	17.5	4.9	22.4
BB or lower	2.4	6.9	9.3
Total	88.2%	11.8%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

7 INVESCO OPPENHEIMER MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPAMX)	11/7/06	12.59%	4.82%	5.85%	4.65%
Class C (OPCMX)	11/7/06	11.91	4.08	5.09	4.04
Class Y (OPYMX)	7/29/11	12.79	4.93	N/A	5.93
Class R6 (IOMUX)*	5/24/19	12.84	4.86	5.88	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPAMX)	11/7/06	7.77%	3.91%	5.40%	4.31%
Class C (OPCMX)	11/7/06	10.91	4.08	5.09	4.04
Class Y (OPYMX)	7/29/11	12.79	4.93	N/A	5.93
Class R6 (IOMUX)*	5/24/19	12.84	4.86	5.88	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

8 INVESCO OPPENHEIMER MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Municipal Fund (Class A shares with sales charge)

Bloomberg Barclays Municipal Bond Index

Consumer Price Index

$20,000

											$16,919
15,000											$15,538
											$11,935
10,000
5,000
0	|	|	|	|	|	|	|	|	|	|	|

2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front- end sales charge or contingent deferred sales charge, which would have reduced the performance of certain shares. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares, respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns of the Fund will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's

9 INVESCO OPPENHEIMER MUNICIPAL FUND

performance and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 INVESCO OPPENHEIMER MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 INVESCO OPPENHEIMER MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,031.40	$3.74
Class C	1,000.00	1,027.70	6.57
Class Y	1,000.00	1,032.00	2.48
Class R6	1,000.00	1,033.20	2.02
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.18	3.73
Class C	1,000.00	1,018.40	6.54
Class Y	1,000.00	1,022.43	2.47
Class R6	1,000.00	1,022.87	2.01

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.74%

Class C	1.30
Class Y	0.49
Class R6	0.40

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—97.3%
Alabama—0.8%
$1,000,000	Tuscaloosa (County of), AL Industrial
	Development Authority (Hunt Refining); Series
	2019 A, Ref. IDR	4.500%	05/01/2032 $	1,161,040

Alaska—0.8%
1,000,000	Alaska (State of) Municipal Bond Bank
	Authority; Series 2018 1, RB	5.000	02/01/2034	1,225,950

Arizona—3.4%
100,000	Arizona (State of) Industrial Development
	Authority (Mater Academy of Nevada Mountain
	Vista Campus Project); Series 2018 A, RB	5.250	12/15/2038	113,647
300,000	Festival Ranch Community Facilities District;
	Series 2019, GO Bonds	4.000	07/15/2034	349,272
350,000	Festival Ranch Community Facilities District;
	Series 2019, Ref. GO Bonds	4.000	07/15/2034	407,484
1,000,000	Maricopa (County of), AZ Industrial
	Development Authority (Benjamin Franklin
	Charter School); Series 2018, RB	6.000	07/01/2052	1,189,530
340,000	Maricopa County Pollution Control Corp.
	(Southern California Education Co.); Series
	2000 B, Ref. RB	5.000	06/01/2035	343,652
2,000,000	Salt Verde Financial Corp.; Series 2007, RB	5.000	12/01/2037	2,865,760
				5,269,345

California—8.5%
1,000,000	California (State of) Infrastructure & Economic
	Development Bank (California State Teachers'
	Retirement System Headquarters Expansion);
	Series 2019, RB	5.000	08/01/2044	1,311,740
1,500,000	California (State of) Infrastructure & Economic
	Development Bank (California State Teachers'
	Retirement System Headquarters Expansion);
	Series 2019, RB	5.000	08/01/2049	1,954,650
1,000,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018, RB	5.000	12/31/2035	1,249,800
1,000,000	California (State of) Municipal Finance
	Authority; Series 2018, RB	5.000	12/31/2037	1,243,200
500,000	California (State of) Statewide Financing
	Authority; Series 2006 D, RB	9.840 1	06/01/2055	25,195
1,000,000	Norman Y Mineta San Jose International Airport
	SJC; Series 2017 A, Ref. RB	5.000	03/01/2041	1,221,500
1,670,000	Norman Y Mineta San Jose International Airport
	SJC; Series 2017 A, Ref. RB	5.000	03/01/2047	2,022,253
2,000,000	Oak Grove School District (Election of 2008);
	Series 2018 E, Ref. GO Bonds	0.000 2	08/01/2042	1,243,360
25,000	Oxnard (City of), CA; Series 2007, COP	4.625	09/01/2032	25,056
	13	INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	San Diego (County of), CA Regional
	Transportation Commission; Series 2020 A,
	Ref. RB	4.000%	04/01/2048 $	1,223,150
10,800,000	Silicon Valley Tobacco Securitization Authority;
	Series 2007 C, RB	7.049 1	06/01/2056	1,140,480
3,000,000	Tobacco Securitization Authority of Southern
	California; Series 2006, RB	8.000 1	06/01/2046	527,490
				13,187,874

Colorado—0.3%
500,000	Hunting Hill Metropolitan District; Series 2018,
	Ref. GO Bonds	5.625	12/01/2048	538,795

Connecticut—0.0%
15,000	South Central Connecticut Regional Water
	Authority; Series 2008, RB	4.500	08/01/2038	15,033

District of Columbia—2.3%
1,500,000	Metropolitan Washington Airports Authority;
	Series 2014 A, Ref. RB	5.000	10/01/2053	1,608,900
1,500,000	Metropolitan Washington Airports Authority;
	Series 2019 A, RB	5.000	10/01/2040	1,932,375
				3,541,275

Florida—1.7%
2,510,000	JEA Water & Sewer System Revenue; Series
	2008 B-1, VRD RB	1.180 3	10/01/2036	2,510,000
100,000	Lake Helen (City of), FL (Ivy Hawn Charter
	School of the Arts); Series 2018 A, RB	5.750	07/15/2053	110,093
25,000	Miami Beach (City of), FL Health Facilities
	Authority (Mt. Sinai Medical Center); Series
	2014, Ref. RB	4.250	11/15/2034	25,051
				2,645,144

Georgia—4.8%
1,275,000	Atlanta (City of), GA (Beltline); Series 2016 A,
	Ref. RB	5.000	01/01/2026	1,279,042
1,035,000	Cobb (County of), GA Kennestone Hospital
	Authority; Series 2017, Ref. RAC	5.000	04/01/2042	1,246,388
100,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	5.750	12/01/2033	104,974
115,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.000	12/01/2038	120,933
285,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.250	12/01/2048	301,330
165,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.500	12/01/2053	175,824
1,900,000	Houston (County of), GA Hospital Authority
	(Houston Hospitals, Inc.); Series 2016 A, Ref. RB	5.000	10/01/2031	2,094,541
285,000	Main Street Natural Gas, Inc.; Series 2019 A, RB	5.000	05/15/2049	429,954

14 INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Georgia (Continued)
$1,000,000	Municipal Electric Authority of Georgia; Series
	2018 HH, Ref. RB	5.000%	01/01/2044 $	1,218,710
250,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.375	12/01/2053	274,058
100,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-2, RB	5.500 3	12/01/2053	104,913
				7,350,667

Illinois—0.1%
100,000	Illinois (State of) Sports Facilities Authority;
	Series 2019, RB	5.000	06/15/2030	125,233

Indiana—3.3%
2,500,000	Indiana (State of) Finance Authority; Series
	2019, Ref. RB	5.000	10/01/2048	3,161,900
1,500,000	Indianapolis Local Public Improvement Bond
	Bank (Courthouse and Jail); Series 2019 A, RB	5.000	02/01/2049	1,908,045
				5,069,945

Iowa—1.5%
100,000	Clear Lake (City of), IA; Series 2018, RB	6.000	10/01/2048	111,586
1,500,000	Iowa (State of) Finance Authority; Series 2020
	A, RB	5.000	08/01/2049	1,987,365
200,000	Iowa (State of) Tobacco Settlement Authority;
	Series 2005 C, RB	5.625	06/01/2046	202,130
				2,301,081

Kentucky—1.2%
1,500,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB	5.000	05/01/2032	1,907,535

Louisiana—1.5%
2,000,000	New Orleans (City of), LA Aviation Board; Series
	2017 B, RB	5.000	01/01/2048	2,368,380

Maryland—0.8%
1,080,000	Baltimore (City of), MD (Water Projects); Series
	2019 A, RB	4.000	07/01/2044	1,276,733

Massachusetts—2.1%
2,555,000	Massachusetts (Commonwealth of)
	Transportation Fund; Series 2017 A, RB	5.000	06/01/2047	3,181,971
5,000	Massachusetts (State of) Development Finance
	Agency; Series 2007, RB	4.500	09/01/2036	5,012
				3,186,983

Michigan—1.8%
150,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB	5.000	07/01/2043	169,386
	15	INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Michigan (Continued)
$1,350,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB	5.000%	07/01/2048 $	1,521,355
1,000,000	Michigan (State of) Finance Authority; Series
	2017, Ref. RB	5.250	02/01/2032	1,130,780
				2,821,521

Minnesota—11.0%
25,000	Anoka (County of), MN Housing &
	Redevelopment Authority (Fridley Medical
	Center); Series 2010 A, RB	6.625	05/01/2030	25,130
1,000,000	Anoka (County of), MN Housing &
	Redevelopment Authority (Woodland Park
	Apartments); Series 2011 A, RB	5.000	04/01/2027	1,002,630
650,000	Brooklyn Park (City of), MN (Athlos Leadership
	Academy); Series 2015 A, RB	5.500	07/01/2035	712,322
365,000	Buffalo (City of), MN (Central MN Senior
	Housing); Series 2006 A, Ref. RB	5.375	09/01/2026	365,255
10,000	Buffalo (City of), MN (Central MN Senior
	Housing); Series 2006 A, Ref. RB	5.500	09/01/2033	10,006
1,000,000	Chisago City (City of), MN (CDL Homes LLC);
	Series 2013 B, RB	6.000	08/01/2043	1,088,080
200,000	Cokato (City of), MN (Cokato Charitable Trust);
	Series 2006 A, Ref. RB	5.250	12/01/2026	200,254
750,000	Dakota (County of), MN Community
	Development Agency (Ebenezer Ridges Assisted
	Living); Series 2013 A, RB	5.750	11/01/2033	786,255
2,300,000	Dakota (County of), MN Community
	Development Agency; Series 2015, RB	6.000	08/01/2035	2,400,188
500,000	Hayward (City of), MN (St. John's Lutheran
	Home of Albert Lea); Series 2014, Ref. RB	5.375	10/01/2044	527,840
115,000	International Falls (City of), MN; Series 1999,
	Ref. RB	6.850	12/01/2029	116,400
250,000	Little Canada (City of), MN (PHS/Mayfield LLC);
	Series 2010, Ref. RB	6.000	12/01/2030	250,362
500,000	Maplewood (City of), MN (VOA Care Centers);
	Series 2005 A, Ref. RB	5.375	10/01/2024	500,605
2,081	Minneapolis & St. Paul (Cities of), MN Housing
	Finance Board; Series 2006 A2, RB	5.000	12/01/2038	2,083
13,900	Minneapolis & St. Paul (Cities of), MN Housing
	Finance Board; Series 2007 A-1, RB	5.250	12/01/2040	13,982
10,000	Minneapolis & St. Paul (Cities of), MN Housing
	Finance Board; Series 2007 A-2, RB	5.520	03/01/2041	10,096
500,000	Minneapolis (City of), MN; Series 2010, RB	6.000	12/01/2040	518,945
1,050,000	Minnesota (Sate of) Housing Finance Agency;
	Series 2013 B-1, RB	5.300	08/01/2044	1,155,472
500,000	Minnesota (State of) Higher Education Facilities
	Authority; Series 2017, Ref. RB	5.000	10/01/2040	583,550
750,000	Minnesota (State of) Municipal Power Agency;
	Series 2010 A, RB	5.250	10/01/2035	768,750

16 INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$1,000,000	Ramsey (City of), MN (Pact Charter School);
	Series 2013 A, Ref. RB	5.500%	12/01/2033 $	1,056,240
750,000	Rochester (City of), MN (Olmsted Medical
	Center); Series 2010, RB	5.875	07/01/2030	761,295
150,000	St. Louis (City of), MN Park Economic
	Development Authority (Hoigaard Village);
	Series 2010, RB	5.000	02/01/2023	150,194
375,000	St. Paul (City of), MN Housing & Redevelopment
	Authority (Nova Classical Academy); Series
	2011 A, RB	6.375	09/01/2031	400,418
500,000	St. Paul (City of), MN Housing & Redevelopment
	Authority (University Westgate Station); Series
	2015 B, RB	5.250	04/01/2043	519,825
300,000	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2004, RB	6.250	03/01/2029	291,183
1,375,000	St. Paul (City of), MN Port Authority; Series
	2007 1, RB	5.000	08/01/2036	1,378,108
900,000	Stillwater (City of), MN (Orleans Homes); Series
	2007, RB	5.375	02/01/2032	901,161
510,000	Stillwater (City of), MN (Orleans Homes); Series
	2007, RB	5.500	02/01/2042	510,581
				17,007,210

Missouri—3.0%
900,000	Boone (County of), MO (Boone Hospital
	Center); Series 2016, Ref. RB	5.000	08/01/2031	985,689
100,000	I-470 Western Gateway Transportation
	Development District; Series 2019 A, RB	5.250	12/01/2048	107,625
500,000	Missouri (State of) Health & Educational
	Facilities Authority (Maryville University St.
	Louis); Series 2019 A, RB	5.000	06/15/2045	603,580
2,395,000	St. Louis (City of), MO Land Clearance for
	Redevelopment Authority; Series 2018 A, RB	5.000	04/01/2048	2,876,706
				4,573,600

New Jersey—1.8%
95,000	New Jersey (State of) Economic Development
	Authority (Newark Downtown District
	Management Corp.); Series 2019, Ref. RB	5.125	06/15/2037	118,662
100,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	6.500	11/01/2052	117,981
2,000,000	New Jersey (State of) Educational Facilities
	Authority (Stevens Institute of Technology);
	Series 2020 A, RB4	5.000	07/01/2045	2,605,300
				2,841,943

New York—11.0%
2,150,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB	5.000	02/15/2045	2,648,499
	17	INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,000,000	Long Island (City of), NY Power Authority; Series
	2017, RB	5.000%	09/01/2042 $	2,474,780
2,000,000	Metropolitan Transportation Authority; Series
	2014 B, RB	5.000	11/15/2044	2,277,580
1,000,000	New York (State of) Housing Finance Agency
	(Climate Bond Certified/Sustainability Bonds);
	Series 2019 P, RB	3.050	11/01/2049	1,042,910
1,395,000	New York (State of) Thruway Authority; Series
	2016 A, RB	5.250	01/01/2056	1,676,832
1,000,000	New York City (City of), NY Water & Sewer
	System; Series 2019 BB-1, RB	5.000	06/15/2049	1,297,680
2,335,000	New York Liberty Development Corp. (Goldman
	Sachs Headquarters); Series 2005, Ref. RB	5.250	10/01/2035	3,376,433
2,000,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016, Ref. RB	5.000	01/01/2034	2,244,140
				17,038,854

North Carolina—4.0%
5,000,000	Charlotte-Mecklenburg Hospital Authority (The)
	(Atrium Health); Series 2018 H, VRD RB	1.190 3	01/15/2048	5,000,000
10,000	Nash Health Care Systems; Series 2003, RB	5.000	11/01/2030	10,027
1,000,000	North (State of) Carolina Turnpike Authority;
	Series 2017 A, Ref. RB	5.000	07/01/2047	1,172,010
				6,182,037

Ohio—2.7%
1,000,000	Buckeye Tobacco Settlement Financing
	Authority; Series 2007 A-2, RB	5.750	06/01/2034	1,001,210
150,000	Buckeye Tobacco Settlement Financing
	Authority; Series 2020 A-2, Class 1, Ref. RB4	4.000	06/01/2039	178,113
500,000	Gallia (County of), OH (Holzer Health System
	Obligated Group); Series 2012, Ref. RB	8.000	07/01/2042	561,925
2,000,000	Ohio (State of) Higher Educational Facility
	Commission (University Findlay); Series 2019,
	Ref. RB	5.000	03/01/2039	2,364,600
				4,105,848

Oregon—0.9%
1,250,000	Multnomah & Clackamas Counties School
	District No. 10JT Gresham-Barlow; Series 2019
	A, GO Bonds	3.606 1	06/15/2038	759,850
1,000,000	Multnomah & Clackamas Counties School
	District No. 10JT Gresham-Barlow; Series 2019
	A, GO Bonds	3.646 1	06/15/2039	583,160
				1,343,010

Pennsylvania—6.1%
1,500,000	Chester (County of), PA Industrial Development
	Authority (Longwood Gardens); Series 2019, RB	4.000	12/01/2049	1,738,560

18 INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$1,500,000	Chester (County of), PA Industrial Development
	Authority (Longwood Gardens); Series 2019, RB	5.000%	12/01/2044 $	1,914,015
145,000	Dallas Area Municipal Authority; Series 2019,
	Ref. RB	5.000	05/01/2039	171,407
560,000	Dallas Area Municipal Authority; Series 2019,
	Ref. RB	5.000	05/01/2048	652,254
1,905,000	Pennsylvania (State of) Turnpike Commission;
	Series 2016 A-1, RB	5.000	12/01/2041	2,247,481
1,475,000	Philadelphia (State of) Authority for Industrial
	Development (La Salle University); Series 2017,
	Ref. RB	5.000	05/01/2037	1,746,017
750,000	State Public School Building Authority; Series
	2016 A, Ref. RB	5.000	06/01/2031	921,360
				9,391,094

Rhode Island—0.2%
2,080,000	Tobacco Settlement Financing Corp.; Series
	2007 A, RB	7.212 1	06/01/2052	309,192

South Carolina—1.1%
1,500,000	South Carolina (State of) Public Service
	Authority; Series 2015 A, Ref. RB	5.000	12/01/2050	1,749,615

Tennessee—0.1%
100,000	Metropolitan Development and Housing Agency
	(Fifth + Broadway Development); Series 2018,
	RB	5.125	06/01/2036	115,573

Texas—6.6%
100,000	Arlington Higher Education Finance Corp.
	(Winfree Academy Charter School); Series 2019,
	Ref. RB	5.750	08/15/2043	115,530
2,000,000	Austin Community College District Public
	Facility Corp. (Highland Campus Building 3000);
	Series 2018, RB	5.000	08/01/2042	2,468,560
500,000	Clifton Higher Education Finance Corp.
	(International Leadership); Series 2018 D, RB	6.125	08/15/2048	582,585
5,000,000	Gulf Coast Industrial Development Authority
	(ExxonMobil); Series 2012, VRD RB	1.200 3	11/01/2041	5,000,000
1,700,000	Texas Municipal Gas Acquisition & Supply Corp.
	I; Series 2008 D, RB	6.250	12/15/2026	2,024,088
				10,190,763

Utah—3.6%
1,000,000	Salt Lake City (City of), UT; Series 2018 A, RB	5.000	07/01/2043	1,239,780
2,000,000	Salt Lake City Corp.; Series 2017 A, RB	5.000	07/01/2047	2,421,600

19 INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Utah (Continued)
$1,500,000	Salt Lake City Corp.; Series 2017 B, RB	5.000%	07/01/2047 $	1,839,195
				5,500,575

Virginia—0.8%
1,000,000	Farmville (Town of), VA Industrial Development
	Authority (Longwood University Student); Series
	2018 A, Ref. RB	5.000	01/01/2055	1,179,310

Washington—4.0%
2,000,000	Central Puget Sound Regional Transit Authority;
	Series 2016 S-1, RB	5.000	11/01/2046	3,215,900
2,400,000	Washington (State of) Health Care Facilities
	Authority (Virginia Mason Medical Center);
	Series 2017, RB	5.000	08/15/2037	2,900,160
				6,116,060

Wisconsin—5.5%
500,000	Public Finance Authority (Barton College); Series
	2018 A, RB	5.000	03/01/2048	544,885
500,000	Public Finance Authority (Beyond Boone LLC);
	Series 2019 A, RB	5.000	07/01/2035	625,620
1,000,000	Public Finance Authority (Evergreens Retirement
	Community); Series 2019, Ref. RB	5.000	11/15/2049	1,167,830
1,500,000	Public Finance Authority (Wingate University);
	Series 2018 A, Ref. RB	5.250	10/01/2048	1,789,560
1,235,000	Somers (Village of), WI; Series 2018 B, Ref. RB	4.850	06/01/2036	1,353,029
100,000	Wisconsin (State of) Public Finance Authority
	(North Carolina Leadership Academy); Series
	2019, RB	5.000	06/15/2039	109,869
2,100,000	Wisconsin (State of) Public Finance Authority;
	Series 2018, RB	5.000	07/01/2058	2,514,351
100,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.000	07/01/2058	120,065
100,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.375	06/01/2044	107,074
100,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.500	06/01/2054	106,882
				8,439,165

Total Investments, at Value (Cost $137,040,495)—97.3%				150,076,383
Net Other Assets (Liabilities)—2.7				4,119,644
Net Assets—100.0%				$154,196,027

Footnotes to Schedule of Investments

1.Zero coupon bond reflects effective yield on the original acquisition date.

2.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

20 INVESCO OPPENHEIMER MUNICIPAL FUND

Footnotes to Schedule of Investments (continued)

3.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4.All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
GO	General Obligation
IDR	Industrial Development Revenue Bonds
PHS	Pinnacle Health System
RAC	Revenue Anticipation Certificates
RB	Revenue Bonds
Ref.	Refunding
VOA	Volunteers of America
VRD	Variable Rate Demand

See accompanying Notes to Financial Statements.

21 INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $137,040,495)—see accompanying schedule of investments	$150,076,383
Cash	6,002,020
Receivables and other assets:
Interest	1,358,744
Shares of beneficial interest sold	106,495
Other	125,962
Total assets	157,669,604

Liabilities
Payables and other liabilities:
Investments purchased	2,703,923
Shares of beneficial interest redeemed	560,748
Dividends	52,976
Distribution and service plan fees	36,203
Shareholder communications	22,147
Transfer and shareholder servicing agent fees	18,144
Trustees' compensation	10,122
Advisory fees	3,269
Administration fees	104
Other	65,941
Total liabilities	3,473,577

Net Assets	$154,196,027

Composition of Net Assets
Shares of beneficial interest	$141,580,002
Total distributable earnings	12,616,025
Net Assets	$154,196,027

22 INVESCO OPPENHEIMER MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $81,164,962 and
5,852,501 shares of beneficial interest outstanding)	$13.87
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$14.49

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $26,381,197 and 1,902,947 shares of
beneficial interest outstanding)	$13.86

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$46,639,435 and 3,363,841 shares of beneficial interest outstanding)	$13.86

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,433
and 752 shares of beneficial interest outstanding)	$13.87

See accompanying Notes to Financial Statements.

23 INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	Eleven Months Ended	Year Ended March
	February 29, 2020	31, 2019
Investment Income
Interest	$4,009,097	$5,018,869
Expenses
Advisory fees	455,002	515,323
Administration fees	14,414	—
Distribution and service plan fees:
Class A	153,941	133,880
Class B1	—	178
Class C	235,546	267,060
Transfer and shareholder servicing agent fees:
Class A	52,757	53,926
Class B1	—	18
Class C	20,220	26,708
Class Y	27,207	25,782
Class R6	3	—
Shareholder communications:
Class A	16,895	32,524
Class B1	—	37
Class C	6,489	17,380
Class Y	8,971	15,363
Class R6	3	—
Legal, auditing and other professional fees	68,112	96,958
Borrowing fees	64,472	94,539
Trustees' compensation	14,313	1,529
Interest expense on borrowings	3,653	45,182
Custodian fees and expenses	945	598
Interest expense and fees on short-term floating rate notes issued	—	69,676
Other	40,953	8,748
Total expenses	1,183,896	1,405,409
Less waivers and reimbursements of expenses	(244,722)	(247,351)
Net expenses	939,174	1,158,058

Net Investment Income	3,069,923	3,860,811

Realized and Unrealized Gain
Net realized gain/(loss) on investment transactions	1,153,639	(1,639,412)
Net change in unrealized appreciation/(depreciation) on investment
transactions	7,365,193	4,969,872

Net Increase in Net Assets Resulting from Operations	$11,588,755	$7,191,271

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Eleven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	March 31, 2019	March 31, 2018
Operations
Net investment income	$3,069,923	$3,860,811	$4,149,328

Net realized gain (loss)	1,153,639	(1,639,412)	1,066,358

Net change in unrealized appreciation/(depreciation)	7,365,193	4,969,872	(1,099,558)
Net increase in net assets resulting from operations	11,588,755	7,191,271	4,116,128

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(2,144,983)	(1,997,175)	(2,451,057)
Class B	—	(559)	(23,911)
Class C	(674,596)	(802,080)	(910,850)
Class Y	(1,191,838)	(987,797)	(1,007,288)
Class R6	(295)	—	—
Total distributions from distributable earnings
	(4,011,712)	(3,787,611)	(4,393,106)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	22,395,949	(7,832,734)	(12,590,487)
Class B	—	(210,614)	(889,478)
Class C	(1,095,766)	(4,327,783)	(3,989,918)
Class Y	18,333,720	(2,214,502)	6,488,171
Class R6	10,000	—	—
Total beneficial interest transactions
	39,643,903	(14,585,633)	(10,981,712)

Net Assets
Total increase (decrease)	47,220,946	(11,181,973)	(11,258,690)

Beginning of period	106,975,081	118,157,054	129,415,744
End of period
	$154,196,027	$106,975,081	$118,157,054

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Eleven Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	February 29,	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of
period	$13.09	$12.68	$12.71	$13.12	$13.16	$12.64
Income (loss) from investment
operations:
Net investment income1	0.33	0.48	0.45	0.49	0.44	0.56
Net realized and unrealized
gain (loss)	0.88	0.40	(0.01)	(0.43)	0.01	0.51
Total from investment
operations	1.21	0.88	0.44	0.06	0.45	1.07
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.43)	(0.47)	(0.47)	(0.47)	(0.49)	(0.55)
Net asset value, end of period	$13.87	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset
Value2	9.36%	7.12%	3.49%	0.37%	3.51%	8.58%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$81,165	$54,800	$60,899	$73,607	$84,636	$81,518
Average net assets (in
thousands)	$67,639	$53,900	$66,638	$81,810	$82,128	$82,896
Ratios to average net assets:3
Net investment income	2.65%	3.76%	3.49%	3.73%	3.40%	4.28%
Expenses excluding specific
expenses listed below	0.86%	0.99%	0.98%	0.96%	0.97%	0.96%
Interest and fees from
borrowings	0.06%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term
floating rate notes issued	0.00%	0.07%4	0.03%4	0.06%4	0.04%4	0.03%4
Total expenses	0.92%	1.19%	1.13%	1.16%	1.26%	1.25%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.76%	0.95%	0.95%	1.00%	1.09%	1.09%
Portfolio turnover rate5	14%	79%	9%	12%	14%	13%

26 INVESCO OPPENHEIMER MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27 INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Eleven Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	February 29,	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of
period	$13.08	$12.66	$12.70	$13.11	$13.14	$12.63
Income (loss) from investment
operations:
Net investment income1	0.26	0.39	0.35	0.39	0.35	0.46
Net realized and unrealized
gain (loss)	0.87	0.41	(0.02)	(0.43)	0.01	0.50
Total from investment
operations	1.13	0.80	0.33	(0.04)	0.36	0.96
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.35)	(0.38)	(0.37)	(0.37)	(0.39)	(0.45)
Net asset value, end of period	$13.86	$13.08	$12.66	$12.70	$13.11	$13.14

Total Return, at Net Asset
Value2	8.77%	6.47%	2.65%	(0.38)%	2.83%	7.70%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$26,381	$25,961	$29,457	$33,510	$37,744	$32,303
Average net assets (in
thousands)	$25,739	$26,690	$31,061	$36,761	$34,412	$29,501
Ratios to average net assets:3
Net investment income	2.10%	3.10%	2.73%	2.99%	2.65%	3.51%
Expenses excluding specific
expenses listed below	1.62%	1.75%	1.73%	1.73%	1.72%	1.72%
Interest and fees from
borrowings	0.06%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term
floating rate notes issued	0.00%	0.07%4	0.03%4	0.06%4	0.04%4	0.03%4
Total expenses	1.68%	1.95%	1.88%	1.93%	2.01%	2.01%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.31%	1.62%	1.70%	1.75%	1.84%	1.84%
Portfolio turnover rate5	14%	79%	9%	12%	14%	13%

28 INVESCO OPPENHEIMER MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29 INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Eleven Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	February 29,	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016	2015
Per Share Operating Data
Net asset value, beginning of
period	$13.09	$12.68	$12.71	$13.12	$13.16	$12.64
Income (loss) from investment
operations:
Net investment income1	0.36	0.49	0.45	0.50	0.45	0.56
Net realized and unrealized
gain (loss)	0.87	0.41	(0.00)2	(0.43)	0.01	0.52
Total from investment
operations	1.23	0.90	0.45	0.07	0.46	1.08
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.46)	(0.49)	(0.48)	(0.48)	(0.50)	(0.56)
Net asset value, end of period	$13.86	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset
Value3	9.54%	7.26%	3.57%	0.45%	3.60%	8.67%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$46,639	$26,214	$27,590	$21,199	$18,298	$15,169
Average net assets (in
thousands)	$35,032	$25,778	$26,900	$20,663	$16,327	$9,523
Ratios to average net assets:4
Net investment income	2.91%	3.89%	3.55%	3.81%	3.49%	4.29%
Expenses excluding specific
expenses listed below	0.62%	0.74%	0.72%	0.73%	0.72%	0.71%
Interest and fees from
borrowings	0.06%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term
floating rate notes issued	0.00%	0.07%5	0.03%5	0.06%5	0.04%5	0.03%5
Total expenses	0.68%	0.94%	0.87%	0.93%	1.01%	1.00%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.51%	0.82%	0.87%	0.93%	1.01%	1.00%
Portfolio turnover rate6	14%	79%	9%	12%	14%	13%

30 INVESCO OPPENHEIMER MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Less than $0.005 per share.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31 INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period
Ended
Class R6	February 29,
20201
Per Share Operating Data
Net asset value, beginning of period	$13.29
Income (loss) from investment operations:
Net investment income2	0.31
Net realized and unrealized gain	0.66
Total from investment operations	0.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)
Net asset value, end of period	$13.87

Total Return, at Net Asset Value3	7.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:4
Net investment income	3.00%
Expenses excluding specific expenses listed below	0.57%
Interest and fees from borrowings	0.06%
Interest and fees on short-term floating rate notes issued	0.00%
Total expenses	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.41%
Portfolio turnover rate5	14%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to February 29, 2020.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

32 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective November 30, 2019, the Fund's fiscal year end changed from March 31 to the last day in February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may

33 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the

34 INVESCO OPPENHEIMER MUNICIPAL FUND

Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund

35 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charge to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent

36 INVESCO OPPENHEIMER MUNICIPAL FUND

foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $500 million	0.40%
Next $500 million	0.35
Next $500 million	0.30
Over $1.5 billion	0.28

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the eleven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.39%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $64,804 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund's average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.70%, 1.25%, 0.45%, and 0.35%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive

37 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the eleven months ended February 29, 2020, the Adviser reimbursed fund expenses of $103,685, $86,286, $54,734 and $17 for Class A, Class C, Class Y, and Class R6, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 0.70%, 1.25% and 0.45%, respectively, of the Acquired Fund's average daily net assets. The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the eleven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the eleven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are

38 INVESCO OPPENHEIMER MUNICIPAL FUND

accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the eleven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended February 29, 2020, IDI advised the Fund that IDI retained $7,313 in front-end sales commissions from the sale of Class A shares and $493 and $487 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal period to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $3,176 in front–end sales commissions from the sale of Class A shares and $150 from Class A shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market

39 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$92
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	583

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in

40 INVESCO OPPENHEIMER MUNICIPAL FUND

the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

Note 6 - Tax Information

Tax Character of Distributions to Shareholders for the Eleven Months Ended February 29, 2020 and the Fiscal Years Ended March 31, 2019 and March 31, 2018:

	Eleven Months
	Ended February	Year Ended	Year Ended
	29, 2020	March 31, 2019	March 31, 2018
Ordinary income	$80,299	$23,111	$48,357
Ordinary income - tax-exempt	3,931,413	3,764,500	4,344,749
Total distributions	$4,011,712	$3,787,611	$4,393,106

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$90,116
Net unrealized appreciation - investments	13,245,433
Temporary book/tax differences	(5,836)
Capital Loss Carryforward	(721,517)
Shares of beneficial interest	141,587,831
Total net assets	$154,196,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to bond market discounts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

41 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	—	$721,517	$721,517

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 29, 2020 was $50,678,686 and $16,541,282, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$13,463,796
Aggregate unrealized (depreciation) of investments	(218,363)
Net unrealized appreciation of investments	$13,245,433

Cost of investments for tax purposes is $136,830,950.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, on February 29, 2020, undistributed net investment income was increased by $7,829 and undistributed net realized gain (loss) was decreased by $7,829. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Eleven Months Ended		Year Ended March 31, 2019		Year Ended March 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,899,512	$ 25,519,851	726,167	$9,223,717	322,578	$4,113,590
Automatic
Conversion
Class C
to Class A
Shares	179,911	2,425,101	—	—	—	—
Dividends
and/or
distributions
reinvested	152,451	2,056,568	149,349	1,894,492	180,636	2,308,252
Redeemed	(565,574)	(7,605,571)	(1,492,917)	(18,950,943)	(1,489,014)	(19,012,329)

42 INVESCO OPPENHEIMER MUNICIPAL FUND

	Eleven Months Ended		Year Ended March 31, 2019		Year Ended March 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Net increase	1,666,300	$22,395,949	(617,401)	$(7,832,734)	(985,800)	$(12,590,487)
(decrease)

Class B
Sold	—	$—	—	$—	38	$676
Dividends
and/or
distributions
reinvested	—	—	45	559	1,885	23,911
Redeemed2	—	—	(16,688)	(211,173)	(71,907)	(914,065)
Net increase	— $	—	(16,643)	$(210,614)	(69,984)	$(889,478)
(decrease)

Class C
Sold	333,673	$4,487,095	146,550	$1,854,845	76,456	$974,125
Dividends
and/or
distributions
reinvested	48,411	651,816	60,702	768,925	68,147	869,757
Automatic
Conversion	(180,028)	(2,425,101)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(283,987)	(3,809,576)	(548,716)	(6,951,553)	(456,990)	(5,833,800)
Net increase	(81,931)	$(1,095,766)	(341,464)	$(4,327,783)	(312,387)	$(3,989,918)
(decrease)

Class Y
Sold	1,782,338	$23,991,014	786,739	$9,966,222	1,023,248	$13,044,253
Dividends
and/or
distributions
reinvested	87,834	1,185,612	76,949	976,084	75,765	967,941
Redeemed	(509,167)	(6,842,906)	(1,037,368)	(13,156,808)	(589,905)	(7,524,023)
Net increase	1,361,005	$18,333,720	(173,680)	$(2,214,502)	509,108	$6,488,171
(decrease)

Class R63
Sold	752	$10,000	—	$—	—	$—
Dividends
and/or
distributions
reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	752	$10,000	—	$—	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether

43 INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

all or any portion of the shares owned of record by these entities are also owned beneficially.

2.All outstanding Class B shares converted to Class A shares on June 1, 2018.

3.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period April 1, 2019 to May 24, 2019, the Fund incurred fees of $11,903. The average daily balance of borrowings under this agreement was $933,333 with an average interest rate of 2.52%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to February 29, 2020, the Fund incurred fees of $49,578. The average daily balance of borrowings under this agreement is $6,406 with an average interest rate of 2.42%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At February 29, 2020, the Fund had no borrowings outstanding under this agreement.

Note 11 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the "Facility") with J.P. Morgan Securities LLC (the "counterparty") which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions

44 INVESCO OPPENHEIMER MUNICIPAL FUND

were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund's participation in the Facility during the reporting period are included in expenses on the Fund's Statement of Operations and equal 0.01% of the Acquired Fund's average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility's terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

Note 12 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

45 INVESCO OPPENHEIMER MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Municipal Fund (one of the funds constituting AIM Tax- Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for the period from April 1, 2019 through February 29, 2020, including the related notes, and the financial highlights for each of the periods ended February 29, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations and changes in its net assets for the period from April 1, 2019 through February 29, 2020 and the financial highlights for each of the periods ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Municipal Fund (formerly known as Oppenheimer Municipal Fund) as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the statement of operations, the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

(PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies

46 INVESCO OPPENHEIMER MUNICIPAL FUND

were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

47 INVESCO OPPENHEIMER MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its eleven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	98.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

48 INVESCO OPPENHEIMER MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

49 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

50 INVESCO OPPENHEIMER MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

51 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

52 INVESCO OPPENHEIMER MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

53 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

54 INVESCO OPPENHEIMER MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

55 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

56 INVESCO OPPENHEIMER MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

57 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

58 INVESCO OPPENHEIMER MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

59 INVESCO OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

60 INVESCO OPPENHEIMER MUNICIPAL FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

61 INVESCO OPPENHEIMER MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

62 INVESCO OPPENHEIMER MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

63 INVESCO OPPENHEIMER MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

64 INVESCO OPPENHEIMER MUNICIPAL FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

65 INVESCO OPPENHEIMER MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MUNI-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/2020

Invesco

Oppenheimer

Rochester® AMT-financi

Free Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester AMT-Free Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	7
Fund Expenses	11
Schedule of Investments	13
Statement of Assets and Liabilities	48
Statement of Operations	50
Statement of Changes in Net Assets	51
Financial Highlights	52
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	77
Tax Information	79
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	80
Trustees and Officers	81
Invesco's Privacy Notice	93

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	16.51%	11.52%	9.46%
5-Year	7.63	6.71	4.01
10-Year	7.91	7.43	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Performance Discussion

Performance summary

The Fund's Class A shares (without sales charge) returned 16.51% during the reporting period. In comparison, the Fund's Class A shares outperformed the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%.

During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 9.44%, outperforming the Index which returned 4.66%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019.

We believe that these tax changes have yet to be fully realized and should continue to drive performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as

2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as technical conditions

(favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the

4 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020. At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, General Obligation bonds, and sales tax revenue, the Fund's second largest, largest, and fifth largest sectors, respectively - significantly contributed to the Fund's performance. Highways/commuter facilities, among other sectors, were also strong contributors to the Fund's performance. Sector allocations in Ohio, Puerto Rico, and California, significantly contributed to the Fund's performance. Sector allocation in Montana was a detractor.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum,

5 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester AMT-Free Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

Portfolio Managers: Troy Willis, Mark Paris,

Joshua Cooney, Elizabeth S. Mossow, Timothy

O'Rielly, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Dedicated Tax	11.4%
Tobacco Settlement	11.0
State GO	9.2
Local GO	8.3
Hospital	6.6
Other Revenue	6.1
Other Transportation	5.0
Tollroad	4.9
Higher Education	4.5
Water / Sewer	3.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	7.3%	0.4%	7.7%
AA	30.2	0.0	30.2
A	25.4	0.0	25.4
BBB	11.1	2.7	13.8
BB or lower	9.2	13.7	22.9
Total	83.2%	16.8%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

7 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	16.51%	7.63%	7.91%	6.03%
Class C (OMFCX)	8/29/95	15.63	6.83	7.10	4.65
Class Y (OMFYX)	11/29/10	16.84	7.91	N/A	8.68
Class R6 (IORAX)*	5/24/19	16.70	7.67	7.93	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	11.52%	6.71%	7.43%	5.92%
Class C (OMFCX)	8/29/95	14.63	6.83	7.10	4.65
Class Y (OMFYX)	11/29/10	16.84	7.91	N/A	8.68
Class R6 (IORAX)*	5/24/19	16.70	7.67	7.93	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

8 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester AMT-Free Municipal Fund (Class A shares with sales charge) Bloomberg Barclays Municipal Bond Index

U.S. Consumer Price Index

$25,000

20,000											$20,480
15,000											$15,538
											$11,935
10,000
5,000
0	|	|	|	|	|	|	|	|	|	|	|

2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

9 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,070.00	$4.49
Class C	1,000.00	1,066.60	8.41
Class Y	1,000.00	1,072.90	3.25
Class R6	1,000.00	1,071.40	3.04
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.54	4.38
Class C	1,000.00	1,016.76	8.21
Class Y	1,000.00	1,021.73	3.17
Class R6	1,000.00	1,021.93	2.97

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.87%

Class C	1.63
Class Y	0.63
Class R6	0.59

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—103.3%
Alabama—5.4%
$2,500,000	Birmingham (City of) & Jefferson (County of), AL
	Civic Center Authority; Series 2018 A, RB	5.000%	07/01/2048 $	3,085,975
20,000,000	Birmingham (City of), AL Commercial
	Development Authority; Series 2011 A, RB	5.500	04/01/2041	20,528,800
385,000	Birmingham (City of), AL Private Educational
	Building Authority (Birmingham-Southern
	College); Series 1996, RB	6.125	12/01/2025	379,140
16,150,000	Birmingham (City of), AL Water Works Board;
	Series 2016 B, Ref. RB	5.000	01/01/2043	19,639,046
15,000	Coosa Valley Water Supply District Inc.; Series
	2009, RB	4.500	10/01/2039	15,028
25,000	Etowah (County of) & Gadsden (City of), AL
	Health Care Authority (Etowah County Health
	Department); Series 2007, RB	4.375	01/01/2032	25,053
190,000	Fort Deposit (Town of), AL Cooperative District;
	Series 2003, RB	6.000	02/01/2036	179,318
4,500,000	Homewood (City of), AL Educational Building
	Authority (Samford University); Series 2017 A,
	Ref. RB	5.000	12/01/2047	5,376,105
8,750,000	Jefferson (County of), AL; Series 2013 C, Wts.	0.000 1	10/01/2050	8,693,650
8,000,000	Jefferson (County of), AL; Series 2013 D, Wts.	6.000	10/01/2042	9,601,600
7,500,000	Jefferson (County of), AL; Series 2013 D, Wts.	6.500	10/01/2053	9,100,200
4,000,000	Jefferson (County of), AL; Series 2013 D, Wts.	7.000	10/01/2051	4,927,400
20,185,000	Jefferson (County of), AL; Series 2013 F, Revenue
	Wts.	0.000 1	10/01/2046	20,045,925
20,000,000	Jefferson (County of), AL; Series 2013 F, Revenue
	Wts.	0.000 1	10/01/2050	19,814,800
4,500,000	Jefferson (County of), AL; Series 2017, Ref. Wts.	5.000	09/15/2035	5,526,810
200,000	Mobile (City of), AL Improvement District
	(McGowin Park); Series 2016 A, RB	5.250	08/01/2030	216,948
				127,155,798

Alaska—0.0%
600,000	Alaska (State of) Industrial Development & Export
	Authority (Boys & Girls Home & Family Services,
	Inc.); Series 2007 C, RB2	5.875	12/01/2027	30,000
90,000	Northern Tobacco Securitization Corp.; Series
	2006 A, RB	5.000	06/01/2032	90,500
				120,500

Arizona—2.8%
675,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2017 A, Ref. RB	5.000	07/01/2042	804,830
925,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2017 A, Ref. RB	5.000	07/01/2047	1,100,482
	13		INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,000,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2017 A, Ref. RB	5.000%	07/01/2051 $	1,181,250
500,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 A, Ref. RB	5.000	07/01/2038	607,215
1,800,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 A, Ref. RB	5.000	07/01/2048	2,153,664
2,125,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 A, Ref. RB	5.000	07/01/2052	2,524,118
1,100,000	Arizona (State of) Industrial Development
	Authority (Provident Group - Eastern Michigan
	University Parking); Series 2018, RB	5.000	05/01/2048	1,296,900
1,000,000	Arizona (State of) Industrial Development
	Authority (Provident Group - Eastern Michigan
	University Parking); Series 2018, RB	5.000	05/01/2051	1,174,930
570,000	Arizona (State of) Industrial Development
	Authority (Provident Group - NCCU Properties
	LLC); Series 2019 A, RB	5.000	06/01/2058	691,963
11,845,000	City of Phoenix Civic Improvement Corp.; Series
	2019, RB	5.000	07/01/2049	15,194,529
323,000	Festival Ranch Community Facilities District
	(Assessment Districts Nos. 4 & 5); Series 2007,
	RB	5.750	07/01/2032	323,300
800,000	Maricopa (County of), AZ Industrial Development
	Authority (Legacy Traditional Schools); Series
	2019, Ref. RB	5.000	07/01/2049	918,432
600,000	Maricopa (County of), AZ Industrial Development
	Authority (Legacy Traditional Schools); Series
	2019, Ref. RB	5.000	07/01/2054	683,622
80,000	Maricopa County Industrial Development
	Authority (GreatHearts Arizona); Series 2017 C,
	RB	5.000	07/01/2037	97,735
145,000	Maricopa County Industrial Development
	Authority (GreatHearts Arizona); Series 2017 C,
	RB	5.000	07/01/2048	173,983
495,000	Maricopa County Industrial Development
	Authority (Immanuel Campus of Care); Series
	2006 B, Ref. RB2,3	8.500	04/20/2041	341,550
130,000	Maricopa County School District No. 24; Series
	2007 B, GO Bonds	5.500	07/01/2022	130,191
184,000	Merrill Ranch Community Facilities District No. 1
	(Assessment Area One); Series 2006, RB	5.300	07/01/2030	184,328
750,000	Phoenix (City of), AZ Industrial Development
	Authority (Career Success Schools); Series 2009,
	RB	7.000	01/01/2029	752,183

14 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$450,000	Phoenix (City of), AZ Industrial Development
	Authority (Espiritu Community Development
	Corp. Charter School); Series 2006 A, RB	6.250%	07/01/2036 $	450,450
8,500,000	Phoenix (City of), AZ Industrial Development
	Authority (Rowan University); Series 2012, RB	5.250	06/01/2034	9,246,300
2,765,000	Phoenix Civic Improvement Corp.; Series 2019
	A, RB	4.000	07/01/2045	3,219,704
2,895,000	Pima (County of), AZ Industrial Development
	Authority (Arizona Charter Schools Refunding);
	Series 2013 Q, Ref. RB	5.375	07/01/2031	3,013,724
550,000	Pima (County of), AZ Industrial Development
	Authority (Christian Care Tuscon, Inc.); Series
	2017 A, Ref. RB	5.000	06/15/2037	645,887
1,010,000	Pima (County of), AZ Industrial Development
	Authority (Christian Care Tuscon, Inc.); Series
	2017 C, RB	5.000	12/15/2047	1,172,701
900,000	Pima (County of), AZ Industrial Development
	Authority (Excalibur Charter School (The)); Series
	2016, Ref. RB	5.500	09/01/2046	965,898
1,405,000	Pima (County of), AZ Industrial Development
	Authority (New Plan Learning, Inc.); Series 2011
	A, RB	8.125	07/01/2041	1,406,827
195,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2019,
	RB	5.125	07/01/2039	201,170
240,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2019,
	RB	5.250	07/01/2049	247,853
760,000	Pima (County of), AZ Industrial Development
	Authority (Tucson Country Day School); Series
	2007, Ref. RB	5.000	06/01/2037	760,213
3,000,000	Salt Verde Financial Corp.; Series 2007, RB	5.000	12/01/2032	4,066,200
6,500,000	Salt Verde Financial Corp.; Series 2007, RB	5.000	12/01/2037	9,313,720
100,000	Salt Verde Financial Corp.; Series 2007, RB	5.500	12/01/2029	133,839
930,000	Arizona - Santa Cruz AZ Fire District; Series 2011
	B, GO Bonds	7.000	07/01/2030	1,004,949
70,000	Arizona - Santa Cruz AZ Fire District; Series 2011
	B, GO Bonds	7.000	07/01/2030	75,263
				66,259,903

Arkansas—0.0%
1,675,000	Cave Springs Municipal Property Owners'
	Improvement District No. 3; Series 2007, GO
	Bonds2,3	6.250	02/01/2038	1,222,750

California—9.2%
5,000	California (County of), CA Tobacco Securitization
	Agency (Gold Country Settlement Funding Corp.);
	Series 2006, RB	7.230 4	06/01/2033	2,357

15 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$160,000	California (County of), CA Tobacco Securitization
	Agency (Los Angeles County Securitization Corp.);
	Series 2006, RB	5.700%1	06/01/2046 $	162,202
4,905,000	California (State of) County Tobacco
	Securitization Agency (Stanislaus County Tobacco
	Funding Corp.); Series 2002 A, RB	5.875	06/01/2043	4,973,425
129,820,000	California (State of) County Tobacco
	Securitization Agency; Series 2006 B, RB	6.698 4	06/01/2050	17,689,273
3,375,000	California (State of) Enterprise Development
	Authority (Sunpower Corp. - Headquarters);
	Series 2010, RB	8.500	04/01/2031	3,502,643
10,000,000	California (State of) Health Facilities Financing
	Authority (Sutter Health); Series 2016 B, Ref. RB	5.000	11/15/2046	12,162,500
1,995,058	California (State of) Housing Finance Agency;
	Series 2019 2, Class A, Revenue Ctfs.	4.000	03/20/2033	2,413,002
173,792	California (State of) Housing Finance Agency;
	Series 2019 A-1, RB	4.250	01/15/2035	218,144
4,250,000	California (State of) Municipal Finance Authority
	(CHF-Davis I, LLC - West Village Student
	Housing); Series 2018, RB	5.000	05/15/2043	5,312,458
3,500,000	California (State of) Municipal Finance Authority
	(CHF-Riverside II, LLC - UCR North District Phase
	I Student Housing); Series 2019, RB	5.000	05/15/2049	4,434,185
1,000,000	California (State of) School Finance Authority
	(Coastal Academy); Series 2013 A, RB	5.000	10/01/2033	1,079,980
2,005,000	California (State of) Statewide Communities
	Development Authority (Community Facilities
	District No. 2007-01); Series 2015, Ref. RB	5.000	09/01/2030	2,358,842
5,000,000	California (State of); Series 2016, GO Bonds	5.000	09/01/2045	6,181,550
10,085,000	California (State of); Series 2016, Ref. GO Bonds	5.000	09/01/2037	12,551,085
8,500,000	California (State of); Series 2017, GO Bonds	5.000	08/01/2046	10,463,500
50,000	California County Tobacco Securitization Agency
	(Alameda County Tobacco Asset Securitization
	Corp.); Series 2002, RB	5.875	06/01/2035	50,509
7,000,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 A, RB	5.310 4	06/01/2046	1,306,690
6,000,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 B, RB	6.647 4	06/01/2046	1,077,840
1,450,000	Cathedral City (City of), CA Redevelopment
	Agency Successor Agency; Series 2014 A, Ref. RB	5.000	08/01/2032	1,691,817
885,000	Cathedral City (City of), CA Redevelopment
	Agency Successor Agency; Series 2014 A, Ref. RB	5.000	08/01/2033	1,031,335
9,985,000	Chula Vista (City of), CA (San Diego Gas &
	Electric Co.); Series 2004 C, IDR	5.875	02/15/2034	10,024,840
170,000	Golden State Tobacco Securitization Corp.; Series
	2017 A-1, Ref. RB	5.000	06/01/2029	215,159

16 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$345,750,000	Inland Empire Tobacco Securitization Corp.; Series
	2007 F, RB	7.996%4	06/01/2057 $	12,626,790
2,750,000	Lammersville Joint Unified School District
	(Lammersville School District Community Facilities
	District No. 2007-1 - Improvement Area No. 1 -
	Mountain House - Shea Homes); Series 2013, RB	6.000	09/01/2043	3,160,520
415,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.000 1	09/01/2025	441,519
375,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.100 1	09/01/2026	399,881
885,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.150 1	09/01/2027	944,543
1,000,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.200 1	09/01/2028	1,066,520
500,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.250 1	09/01/2029	533,450
500,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.300 1	09/01/2030	533,665
1,000,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB	5.375 1	09/01/2032	1,067,420
3,500,000	Local Public Schools Funding Authority (School
	Facilities Improvement District No. 2016-1 -
	Election of 2016); Series 2017 A, GO Bonds	4.000	08/01/2042	3,990,035
2,000,000	Long Beach (City of), CA Bond Finance Authority;
	Series 2007 A, RB	5.500	11/15/2037	3,031,400
180,000	Los Angeles (City of), CA (Community Facilities
	District No. 8); Series 2010, RB	5.750	09/01/2040	183,341
20,000,000	Los Angeles, CA Unified School District5	5.250	07/01/2042	25,675,200
1,250,000	Lynwood (City of), CA Redevelopment Agency
	(Project Area A); Series 2011 A, RB	7.000	09/01/2031	1,361,575
3,350,000	M-S-R Energy Authority; Series 2009 B, RB	6.500	11/01/2039	5,643,879
10,000,000	M-S-R Energy Authority; Series 2009 B, RB	7.000	11/01/2034	16,160,500
4,500,000	Oak Grove School District (Election of 2008);
	Series 2018 E, Ref. GO Bonds	0.000 1	08/01/2042	2,797,560
1,250,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB	5.000	06/01/2032	1,455,413

17 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$1,500,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB	5.000%	06/01/2033 $	1,743,780
850,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB	5.000	06/01/2034	986,230
2,575,000	Paramount Unified School District (Election of
	2016); Series 2017 A, GO Bonds	5.250	08/01/2046	3,249,779
1,745,000	Poway Unified School District Public Financing
	Authority; Series 2015 B, Ref. RB	5.000	09/01/2033	2,113,370
3,110,000	Poway Unified School District Public Financing
	Authority; Series 2015 B, Ref. RB	5.000	09/01/2034	3,759,119
5,000,000	San Diego (County of), CA Regional Airport
	Authority; Series 2019 A, Ref. RB	5.000	07/01/2044	6,567,100
250,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	North Redevelopment); Series 2011 C, RB	6.750	08/01/2041	263,853
350,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	South Redevelopment); Series 2011 D, RB	7.000	08/01/2041	370,055
10,000,000	San Francisco, CA City & County COP5	5.000	10/01/2033	10,237,919
350,000	San Jose (City of), CA Financing Authority; Series
	2011, RB	5.500	05/01/2031	369,348
1,880,000	Santa Cruz (County of), CA Redevelopment
	Agency; Series 2015 A, Ref. RB	5.000	09/01/2035	2,277,658
5,000,000	University of California; Series 2018 AZ, Ref. RB	5.000	05/15/2038	6,493,050
				218,407,808

Colorado—3.4%
2,000,000	Berthoud-Heritage Metropolitan District No. 1;
	Series 2019, RB	5.625	12/01/2048	2,170,540
550,000	BNC Metropolitan District No. 1; Series 2017 A,
	Ref. GO Bonds	5.000	12/01/2037	675,257
3,330,000	Broomfield Village Metropolitan District No. 2;
	Series 2003, GO Bonds3,6	6.250	12/01/2032	2,697,300
40,000	Colorado (State of) Educational & Cultural
	Facilities Authority; Series 2007 A, RB	4.500	08/01/2037	40,085
1,180,000	Colorado (State of) Educational & Cultural
	Facilities Authority; Series 2010, Ref. RB	6.450	11/01/2040	1,226,551
1,000,000	Colorado (State of) Educational & Cultural
	Facilities Authority; Series 2018 A, Ref. RB	5.000	12/01/2038	1,245,370
2,000,000	Colorado (State of) Health Facilities Authority
	(Adventhealth Obligated); Series 2019, Ref. VRD
	RB	4.000	11/15/2043	2,367,080
6,515,000	Colorado (State of) Health Facilities Authority
	(CommonSpirit Health); Series 2019 A-2, RB	5.000	08/01/2044	8,111,175
1,400,000	Colorado (State of) Health Facilities Authority;
	Series 2016, Ref. RB	5.000	01/01/2037	1,554,602
900,000	Cottonwood Highlands Metropolitan District No.
	1; Series 2019 A, GO Bonds	5.000	12/01/2049	977,949

18 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$12,500,000	Denver (City & County of), CO; Series 2018 B,
	Ref. RB	5.000%	12/01/2048 $	15,832,750
125,000	E-470 Public Highway Authority; Series 1997
	B, RB	6.812 4	09/01/2025	115,793
7,000,000	Ebert Metropolitan District; Series 2018 A-1, GO
	Bonds	5.000	12/01/2043	8,896,510
1,605,000	Ebert Metropolitan District; Series 2018 A-2, GO
	Bonds	5.000	12/01/2043	2,038,350
720,000	Fossil Ridge Metropolitan District No. 1; Series
	2010, Ref. GO Bonds	7.250	12/01/2040	737,806
900,000	Hunters Overlook Metropolitan District No. 5;
	Series 2019 A, GO Bonds	5.000	12/01/2039	985,932
1,360,000	Hunters Overlook Metropolitan District No. 5;
	Series 2019 A, GO Bonds	5.000	12/01/2049	1,476,688
1,575,000	Hunting Hill Metropolitan District; Series 2018,
	Ref. GO Bonds	5.625	12/01/2048	1,697,204
6,822,893	Potomac Farms Metropolitan District; Series 2007
	A, Ref. GO Bonds	7.250	12/01/2037	750,398
66,000	Potomac Farms Metropolitan District; Series 2007
	B, Ref. GO Bonds	7.625 1	12/01/2023	66,053
710,000	Powhaton Road Metropolitan District No. 2;
	Series 2019 A, GO Bonds	5.625	12/01/2048	761,482
1,495,000	Public Authority for Colorado Energy; Series
	2008, RB	6.250	11/15/2028	1,955,804
5,000,000	Public Authority for Colorado Energy; Series
	2008, RB	6.500	11/15/2038	8,140,900
4,665,000	Rampart Range Metropolitan District No. 1;
	Series 2017, Ref. RB	5.000	12/01/2042	5,777,649
1,500,000	Rampart Range Metropolitan District No. 1;
	Series 2017, Ref. RB	5.000	12/01/2047	1,845,555
1,000,000	Sorrel Ranch Metropolitan District; Series 2006,
	GO Bonds2,3	6.750	12/15/2036	280,000
500,000	Tabernash Meadows Water & Sanitation District;
	Series 2010, Ref. GO Bonds	7.125	12/01/2034	511,675
110,000	Tallyn's Reach Metropolitan District No. 3; Series
	2013, Ref. GO Bonds	5.000	12/01/2033	118,989
250,000	Tallyn's Reach Metropolitan District No. 3; Series
	2013, Ref. GO Bonds	5.125	11/01/2038	270,515
1,500,000	Vauxmont Metropolitan District; Series 2020, GO
	Bonds7	5.000	12/01/2050	1,813,080
967,237	Woodmen Heights Metropolitan District No. 1;
	Series 2012 A, Ref. GO Bonds	6.000	12/01/2041	990,257

19 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$5,070,406	Woodmen Heights Metropolitan District No. 1;
	Series 2012 B, Ref. GO Bonds	7.300%1	12/15/2041 $	4,468,600
				80,597,899

Connecticut—0.5%
6,125,000	Connecticut (State of) Health & Educational
	Facilities Authority (Fairfield University); Series
	2017 R, Ref. RB	4.000	07/01/2042	6,925,415
1,500,000	Connecticut (State of) Health & Educational
	Facilities Authority (Nuvance Health); Series 2019
	A, Ref. RB	4.000	07/01/2049	1,711,935
1,100,000	Connecticut (State of) Health & Educational
	Facilities Authority (The Griffin Hospital); Series
	2020, G-1, RB	5.000	07/01/2044	1,324,125
1,130,000	Connecticut (State of) Health and Education
	Facilities Authority (Nuvance Health); Series 2019
	A, RB	4.000	07/01/2041	1,306,122
500,000	Georgetown (City of), CT Special Taxing District;
	Series 2006 A, GO Bonds2,3	5.125	10/01/2036	60,000
625,000	Hamden (Town of), CT; Series 2018 A, Ref. GO
	Bonds	5.000	08/15/2030	783,538
11,088,986	Mashantucket Western Pequot Tribe; Series 2013,
	RB2,8	6.050	07/01/2031	415,837
				12,526,972

Delaware—0.1%
2,696,000	Bridgeville (Town of), DE (Heritage Shores Special
	Development District); Series 2005 A, RB	5.450	07/01/2035	2,698,022

District of Columbia—1.3%
1,810,000	District of Columbia (Center for Strategic &
	International Studies, Inc.); Series 2011, RB	6.375	03/01/2031	1,906,129
400,000	District of Columbia (Gallaudet University); Series
	2011, RB	5.500	04/01/2034	419,112
1,565,000	District of Columbia Tobacco Settlement
	Financing Corp.; Series 2001, RB	6.500	05/15/2033	1,858,344
4,385,000	District of Columbia Tobacco Settlement
	Financing Corp.; Series 2001, RB	6.750	05/15/2040	4,530,231
72,125,000	District of Columbia Tobacco Settlement
	Financing Corp; Series 2006 B, RB	6.369 4	06/15/2046	8,786,989
15,000	District of Columbia; Series 2006 B-1, RB	5.000	02/01/2031	15,044
4,335,000	District of Columbia; Series 2019 A, RB	4.000	03/01/2044	5,194,977

20 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
District of Columbia (Continued)
$7,815,000	Metropolitan Washington Airports Authority
	(Dulles Metrorail & Capital Improvement); Series
	2019 B, RB	4.000%	10/01/2049 $	9,160,821
				31,871,647

Florida—4.8%
1,815,000	Amelia Concourse Community Development
	District; Series 2007, RB2,3	5.750	05/01/2038	1,651,650
250,000	Arlington Ridge Community Development
	District; Series 2006 A, RB	5.500	05/01/2036	250,003
16,295,000	Broward (County of), FL; Series 2019 A, RB	4.000	10/01/2044	19,374,429
5,000,000	Canaveral Port Authority; Series 2018 B, RB	5.000	06/01/2048	6,183,150
455,000	Capital Trust Agency Inc. (Advantage Academy of
	Hillsborough); Series 2019 A, RB	5.000	12/15/2049	505,660
320,000	Capital Trust Agency Inc. (Advantage Academy of
	Hillsborough); Series 2019 A, RB	5.000	12/15/2054	353,642
255,000	Capital Trust Agency Inc. (Florida Charter
	Educational Foundation Inc.); Series 2018 A, RB	5.375	06/15/2038	294,262
480,000	Capital Trust Agency Inc. (Florida Charter
	Educational Foundation Inc.); Series 2018 A, RB	5.375	06/15/2048	544,944
845,000	Cascades at Groveland Community Development
	District; Series 2006, RB	5.300	05/01/2036	845,828
1,990,000	Chapel Creek Community Development District;
	Series 2006 A, RB2,3	5.500	05/01/2038	1,791,000
825,942	Clearwater Cay Community Development District;
	Series 2006 A, RB2,3	5.500	05/01/2037	470,787
2,280,000	Creekside Community Development District;
	Series 2006, RB2,3	5.200	05/01/2038	1,026,000
5,000	CrossCreek Community Development District;
	Series 2007 A, RB2	5.600	05/01/2039	4,862
5,000	East Homestead Community Development
	District; Series 2011 B, RB	7.250	05/01/2021	5,173
350,000	East Homestead Community Development
	District; Series 2013, RB	5.000	11/01/2033	371,711
65,000	Escambia (County of), FL Health Facilities
	Authority (Florida Health Care Facility Loan
	Veterans Health Administration Program); Series
	2000, RB	5.950	07/01/2020	66,088
805,000	Greater Lakes/Sawgrass Bay Community
	Development District; Series 2006 A, RB	5.500	05/01/2038	770,200
16,000,000	Greater Orlando, FL Aviation Authority5	5.000	10/01/2032	16,373,560
195,000	Heritage Isles Community Development District;
	Series 1999, RB2	7.100	10/01/2023	29,250
100,000	Highland Meadows Community Development
	District; Series 2006 A, RB	5.500	05/01/2036	100,018
375,000	Indigo Community Development District; Series
	2005, RB2,3	5.750	05/01/2036	262,500
35,000	Jacksonville (City of), FL Health Facilities
	Authority; Series 1997 B, RB	5.250	08/15/2027	37,475

21 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$190,000	Lake (County of), FL (Imagine South Lake Charter
	School Program); Series 2019, RB	5.000%	01/15/2054 $	211,784
772,795	Lake Ashton II Community Development District;
	Series 2005 A, RB	5.375	05/01/2036	758,429
565,000	Lake Helen (City of), FL (Ivy Hawn Charter School
	of the Arts); Series 2018 A, RB	5.500	07/15/2048	617,381
600,000	Lake Helen (City of), FL (Ivy Hawn Charter School
	of the Arts); Series 2018 A, RB	5.750	07/15/2053	660,558
1,255,000	Lakeland (City of), FL (Florida Southern College);
	Series 2012 A, Ref. RB	5.000	09/01/2029	1,361,888
1,000,000	Lakeland (City of), FL (Florida Southern College);
	Series 2012 A, Ref. RB	5.000	09/01/2037	1,075,180
3,000,000	Lakeland (City of), FL (Lakeland Regional Health);
	Series 2015, RB	5.000	11/15/2040	3,466,410
4,000,000	Lee Memorial Health System; Series 2019 A-1,
	Ref. RB	4.000	04/01/2037	4,719,480
1,380,000	Lucaya Community Development District; Series
	2005, RB	5.375	05/01/2035	1,381,518
1,775,000	Magnolia Creek Community Development
	District; Series 2007 A, RB2,3	5.900	05/01/2039	319,500
95,000	Magnolia West Community Development District;
	Series 2017, RB	5.350	05/01/2037	95,723
740,000	Miromar Lakes Community Development District;
	Series 2012, Ref. RB	5.375	05/01/2032	773,307
1,480,000	Miromar Lakes Community Development District;
	Series 2015, Ref. RB	5.000	05/01/2035	1,595,869
2,950,000	Monterey/Congress Community Development
	District; Series 2005 A, RB	5.375	05/01/2036	2,954,278
335,000	Naturewalk Community Development District;
	Series 2007 A, RB2,3	5.500	05/01/2038	264,650
3,000,000	Orlando (City of), FL Utilities Commission; Series
	2018 A, RB	5.000	10/01/2038	3,773,640
180,000	Orlando (City of), FL; Series 2008, RB	5.500	11/01/2038	180,590
2,250,000	Osceola (County of), FL; Series 2019 A-1, RB	5.000	10/01/2044	2,844,878
450,000	Palace Coral Gables Community Development
	District; Series 2011, RB	5.000	05/01/2032	489,915
1,000,000	Palace Coral Gables Community Development
	District; Series 2011, RB	5.625	05/01/2042	1,100,690
510,000	Palm River Community Development District;
	Series 2007 A, RB2,3	5.375	05/01/2036	255,000
1,136,889	Pine Ridge Plantation Community Development
	District; Series 2006 A, RB	5.400	05/01/2037	1,060,865
750,000	Polk (County of), FL Industrial Development
	Authority (Carpenter's Home Estates); Series
	2019, Ref. IDR	5.000	01/01/2049	846,960
125,000	Portico Community Development District; Series
	2006, RB	5.450	05/01/2037	125,673
860,000	Reunion East Community Development District;
	Series 2002 A-2, RB2,3	7.375	05/01/2033	9

22 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$810,000	Reunion East Community Development District;
	Series 2005, RB2,3	5.800%	05/01/2036 $	8
15,000	Ridgewood Trails Community Development
	District; Series 2007 A, RB	5.650	05/01/2038	14,748
2,400,000	River Glen Community Development District;
	Series 2006 A, RB2,3	5.450	05/01/2038	1,320,000
273,748	Santa Rosa (City of), FL Bay Bridge Authority;
	Series 1996 C, RB	6.250	07/01/2028	274,487
4,535,000	Sarasota (County of), FL (School of Arts and
	Sciences); Series 2010, RB	6.500	07/01/2040	4,575,316
3,085,000	Sarasota (County of), FL (School of Arts and
	Sciences); Series 2010, RB	6.750	07/01/2030	3,116,282
1,645,000	South Bay Community Development District;
	Series 2005 A, RB2,3	5.950	05/01/2036	16
1,965,000	South Bay Community Development District;
	Series 2005 A-1, Ref. RB	5.950	05/01/2036	1,948,730
2,530,000	South Bay Community Development District;
	Series 2005 A-2, Ref. RB2,3	6.600 1	05/01/2036	1,275,297
2,035,000	South Bay Community Development District;
	Series 2005 B-1, Ref. RB	5.125	05/01/2020	2,034,695
935,000	South Bay Community Development District;
	Series 2005 B-2, Ref. RB2,3	6.600 1	05/01/2025	470,829
400,000	St. Johns (County of), FL Industrial Development
	Authority (Bayview); Series 2007 A, Ref. RB	5.250	10/01/2041	343,228
1,500,000	St. Johns (County of), FL Industrial Development
	Authority (Presbyterian Retirement Communities);
	Series 2010 A, RB	6.000	08/01/2045	1,531,425
5,000	Tern Bay Community Development District; Series
	2005 A, RB	5.375	05/01/2037	5,004
250,000	Villages of Avignon Community Development
	District; Series 2007 A, RB2,3	5.400	05/01/2037	17,500
3,990,000	Vista Community Development District; Series
	2006 A, RB	5.375	05/01/2037	3,992,474
2,030,747	Waterford Estates Community Development
	District; Series 2006 A, RB2,3	5.500	05/01/2037	1,421,523
16,000	Water's Edge Community Development District;
	Series 2012 A-1, Ref. RB	5.350	05/01/2039	16,012
275,000	Water's Edge Community Development District;
	Series 2012 A-2, Ref. RB	6.600 1	05/01/2039	277,239
146,452	Waterstone Community Development District;
	Series 2007 A, RB3	0.000 1	05/01/2037	118,324
992,838	Waterstone Community Development District;
	Series 2007 B, RB3	5.020 4	11/01/2028	605,532
3,460,000	West Villages Improvement District; Series 2005
	A-1, RB	5.750	05/01/2036	3,460,346
2,925,000	West Villages Improvement District; Series 2005
	A-2, RB	5.750	05/01/2036	1,725,750
530,000	Westridge Community Development District;
	Series 2005, RB2,3	5.800	05/01/2037	530,005

23 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$250,000	Westside Community Development District; Series
	2005, RB2,3	5.650%	05/01/2037 $	117,500
770,000	Westside Community Development District; Series
	2019 2, RB2,3	5.650	05/01/2037	699,114
1,445,000	Wild Palms Community Development District;
	Series 2007 A, RB2,3	5.500	05/01/2038	346,800
978,661	Zephyr Ridge Community Development District;
	Series 2006 A, RB2,3	5.625	05/01/2037	587,196
				113,071,747

Georgia—1.9%
565,000	Atlanta (City of), GA Urban Residential Finance
	Authority (Trestletree Village Apartments); Series
	2013 A, RB	5.000	11/01/2048	596,776
9,895,000	Atlanta (City of), GA; Series 2019 A, RB	4.000	07/01/2049	11,628,703
1,055,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	5.750	12/01/2033	1,107,476
2,145,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.000	12/01/2038	2,255,661
5,280,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.250	12/01/2048	5,582,544
3,040,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB	6.500	12/01/2053	3,239,424
3,000,000	Fulton (County of), GA Development Authority;
	Series 2016 A, Ref. RB	5.000	07/01/2046	3,569,850
460,000	Georgia State Environmental Loan Acquisition
	Corp.; Series 2011, RB	5.125	03/15/2031	461,513
10,770,000	Macon (City of), GA Water Authority; Series 2018
	B, Ref. RB	1.190 9	10/01/2038	10,770,000
1,040,000	Main Street Natural Gas, Inc.; Series 2019 A, RB	5.000	05/15/2043	1,294,790
880,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.125	12/01/2038	966,856
1,230,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.250	12/01/2048	1,347,256
1,030,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.375	12/01/2053	1,129,117
700,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-2, RB	5.500 9	12/01/2053	734,391
520,000	Randolph (County of), GA; Series 2012 A, GO
	Bonds	5.000	04/01/2030	557,549
				45,241,906

Illinois—5.5%
2,500,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2015 B, Ref. RB	5.000	01/01/2034	2,954,275
3,000,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2016 B, Ref. RB	5.000	01/01/2041	3,585,570
915,000	Chicago (City of), IL Board of Education; Series
	1998 B-1, GO Bonds	5.063 4	12/01/2024	851,874

24 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,405,000	Chicago (City of), IL Board of Education; Series
	1999 A, GO Bonds	5.063%4	12/01/2024 $	1,308,069
4,300,000	Chicago (City of), IL Board of Education; Series
	2016, RB	6.000	04/01/2046	5,288,441
1,000,000	Chicago (City of), IL Board of Education; Series
	2018 A, GO Bonds	5.000	12/01/2031	1,251,800
775,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds	5.000	12/01/2026	941,858
2,250,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds	5.000	12/01/2028	2,847,668
1,205,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds	5.000	12/01/2034	1,502,527
6,000,000	Chicago (City of), IL; Series 2012, RB	4.000	01/01/2042	6,235,740
2,400,000	Cook County Community School District No. 147;
	Series 2004 A, Ref. GO Bonds	7.125	06/01/2024	2,690,688
320,000	Du Page (County of), IL Special Service Area No.
	31; Series 2006, RB	5.625	03/01/2036	322,534
689,781	Gilberts (Village of), IL Special Service Area No.
	24 (The Conservancy); Series 2014 A, RB	5.375	03/01/2034	690,008
2,000,000	Gilberts (Village of), IL; Series 2014, Ref. RB	5.000	03/01/2035	2,259,220
2,225,000	Harvey (City of), IL; Series 2007 A, Ref. GO Bonds2	5.500	12/01/2027	1,524,125
1,000,000	Harvey (City of), IL; Series 2007 A, Ref. GO Bonds2	5.625	12/01/2032	685,000
3,680,000	Harvey (City of), IL; Series 2008, RB	6.875	08/01/2028	3,682,429
18,000,000	IL Regional Transportation Authority5	4.000	06/01/2043	20,353,950
500,000	Illinois (State of) Finance Authority; Series 2012
	A, RB	5.750	10/01/2032	541,745
450,000	Illinois (State of) Finance Authority; Series 2012
	A, RB	6.000	10/01/2048	486,000
250,000	Illinois (State of) Metropolitan Pier & Exposition
	Authority (McCormick Place Expansion); Series
	2010, RB	5.500	06/15/2050	253,300
1,365,000	Illinois (State of) Regional Transportation
	Authority; Series 2018 B, RB	4.000	06/01/2043	1,545,590
2,000,000	Illinois (State of) Sports Facilities Authority; Series
	2014, Ref. RB	5.250	06/15/2032	2,313,500
405,000	Illinois (State of) Sports Facilities Authority; Series
	2019, RB	5.000	06/15/2028	500,908
455,000	Illinois (State of) Sports Facilities Authority; Series
	2019, RB	5.000	06/15/2029	572,545
245,000	Illinois (State of) Sports Facilities Authority; Series
	2019, RB	5.000	06/15/2030	306,821
2,000,000	Illinois (State of); Series 2014, GO Bonds	5.000	04/01/2025	2,290,940
1,525,000	Illinois (State of); Series 2014, GO Bonds	5.000	02/01/2039	1,707,817
5,000,000	Illinois (State of); Series 2016, GO Bonds	4.000	06/01/2041	5,564,200
6,500,000	Illinois (State of); Series 2018 A, Ref. GO Bonds	5.000	10/01/2029	8,232,900
3,360,000	Illinois (State of); Series 2018 A, Ref. GO Bonds	5.000	10/01/2033	4,208,098
3,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds	5.000	10/01/2028	3,814,830
5,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds	5.000	10/01/2029	6,333,000
3,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds	5.000	10/01/2030	3,783,270

25 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Illinois (Continued)
$895,000	Jefferson County Township High School District
	No. 201; Series 2012 A, GO Bonds	6.500%	12/30/2027 $	1,183,414
955,000	Jefferson County Township High School District
	No. 201; Series 2012 A, GO Bonds	6.500	12/30/2028	1,294,713
1,160,000	Jefferson County Township High School District
	No. 201; Series 2012 A, GO Bonds	6.500	12/30/2031	1,674,216
3,565,000	Lakemoor (Village of), IL; Series 2006, Ref. RB	5.000	03/01/2027	3,571,774
2,301,000	Lincolnshire (Village of), IL; Series 2004, RB	6.250	03/01/2034	2,305,303
480,000	Markham (City of), IL; Series 2008 B, GO Bonds	5.750	02/01/2028	474,566
895,000	Metropolitan Pier & Exposition Authority; Series
	1998 A, RB	5.500	12/15/2023	966,869
1,050,000	Northern Illinois Municipal Power Agency; Series
	2016 A, Ref. RB	4.000	12/01/2041	1,158,738
554,000	Plano (City of), IL Special Service Area No. 5;
	Series 2006, RB2,3	6.000	03/01/2036	393,340
5,000,000	Sales Tax Securitization Corp.; Series 2018 C,
	Ref. RB	5.250	01/01/2048	6,335,750
500,000	Southwestern Illinois Development Authority
	(Eden Retirement Center, Inc.); Series 2006, RB	5.850	12/01/2036	499,995
890,000	Southwestern Illinois Development Authority;
	Series 2006, RB	5.625	11/01/2026	814,421
3,140,000	Southwestern Illinois Development Authority;
	Series 2008 A, Ref. RB3	7.000	10/01/2022	1,821,200
1,155,000	Stephenson County School District No. 145;
	Series 2018 A, Ref. GO Bonds	5.000	02/01/2032	1,464,413
850,000	Stephenson County School District No. 145;
	Series 2018 A, Ref. GO Bonds	5.000	02/01/2033	1,073,244
750,000	Stephenson County School District No. 145;
	Series 2018 A, Ref. GO Bonds	5.000	02/01/2034	946,463
1,848,000	Yorkville (United City of), IL; Series 2013, Ref. RB	5.000	03/01/2033	1,897,563
				129,307,222

Indiana—1.5%
3,575,000	Columbus (City of), IN; Series 2019, RB	5.625	05/01/2039	3,818,636
2,885,000	Indiana (State of) Finance Authority; Series 2011,
	RB	5.250	09/15/2025	3,077,054
4,250,000	Indiana (State of) Finance Authority; Series 2011,
	RB	6.375	09/15/2041	4,604,875
4,750,000	Indiana (State of) Finance Authority; Series 2011,
	RB	6.500	09/15/2030	5,154,890
1,620,000	Indiana (State of) Finance Authority; Series 2016
	A, RB	5.500	04/01/2026	1,925,937
7,500,000	Indiana (State of) Municipal Power Agency; Series
	2016 A, Ref. RB	5.000	01/01/2037	9,154,725
2,025,000	Indianapolis (City of), IN; Series 2009 A, RB	7.000	02/01/2039	2,032,007
875,000	Indianapolis (City of), IN; Series 2010 A, RB	5.750	07/01/2030	889,079

26 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Indiana (Continued)
$3,825,000	Indianapolis (City of), IN; Series 2010 A, RB	6.000%	07/01/2040 $	3,889,528
				34,546,731

Iowa—0.2%
235,000	Iowa (State of) Finance Authority; Series 2007
	B, RB	5.375	06/01/2025	235,019
400,000	Iowa (State of) Finance Authority; Series 2007,
	RB2	5.900	12/01/2028	20,000
1,685,000	Iowa (State of) Finance Authority; Series 2012,
	RB	5.000	08/15/2028	1,817,475
1,300,000	Iowa (State of) Finance Authority; Series 2018
	B, Ref. RB	5.000	02/15/2048	1,596,322
1,000,000	Xenia (City of), IA Rural Water District; Series
	2016, Ref. RB	5.000	12/01/2036	1,182,300
				4,851,116

Kansas—0.1%
273,748	Pittsburg (City of), KS; Series 2006, RB	4.900	04/01/2024	1,266,586

Kentucky—2.3%
5,480,000	Kentucky (State of) Municipal Power Agency;
	Series 2016 A, Ref. RB	5.000	09/01/2032	6,735,961
11,525,000	Kentucky (State of) Municipal Power Agency;
	Series 2016 A, Ref. RB	5.000	09/01/2033	14,118,240
5,000,000	Kentucky (State of) Municipal Power Agency;
	Series 2016 A, Ref. RB	5.000	09/01/2034	6,105,700
2,500,000	Kentucky (State of) Property & Building
	Commission (Project No. 115); Series 2017, RB	5.000	04/01/2037	3,044,325
2,500,000	Kentucky (State of) Property & Building
	Commission (Project No. 115); Series 2017, RB	5.000	04/01/2038	3,031,875
1,500,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB	5.000	05/01/2035	1,878,270
1,170,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB	5.000	05/01/2036	1,457,925
4,605,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB	5.000	05/01/2037	5,713,424
10,000,000	Louisville (City of) & Jefferson (County of), KY
	Metropolitan Government (Norton Healthcare,
	Inc.); Series 2013 A, RB	5.750	10/01/2042	11,463,100
15,000	Springfield (City of), KY; Series 2004, Ref. RB2,3	5.750	10/01/2035	150
				53,548,970

Louisiana—1.6%
6,691	Denham Springs (City of) & Livingston (Parish of),
	LA Housing & Mortgage Finance Authority; Series
	2007, RB	5.000	11/01/2040	6,781
2,500,000	Louisiana (State of) Public Facilities Authority;
	Series 2015, Ref. RB	5.000	06/01/2042	2,923,650

27 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Louisiana (Continued)
$1,300,000	Louisiana (State of) Public Facilities Authority;
	Series 2017, RB	5.000%	07/01/2057 $	1,536,925
395,000	Louisiana (State of) Public Facilities Authority;
	Series 2017, Ref. RB	5.000	07/01/2032	469,102
300,000	Louisiana (State of) Public Facilities Authority;
	Series 2017, Ref. RB	5.000	07/01/2033	355,377
345,000	Louisiana (State of) Public Facilities Authority;
	Series 2017, Ref. RB	5.000	07/01/2037	404,644
7,500,000	Louisiana (State of) Public Facilities Authority;
	Series 2017, Ref. RB	5.000	05/15/2042	9,150,375
50,000	Louisiana (State of) Stadium & Exposition District;
	Series 2013 A, Ref. RB	5.000	07/01/2028	56,444
8,280,000	Louisiana Housing Corp.; Series 2009 A, RB	6.875	09/01/2029	8,279,255
5,000,000	Louisiana Housing Corp.; Series 2009 A, RB	7.250	09/01/2039	4,999,500
950,000	Louisiana State Citizens Property Insurance Corp.;
	Series 2012, Ref. RB	5.000	06/01/2024	1,039,015
635,000	Louisiana State Citizens Property Insurance Corp.;
	Series 2012, Ref. RB	5.000	06/01/2024	694,500
4,035,000	Louisiana State University & Agricultural &
	Mechanical College; Series 2016 A, Ref. RB	5.000	07/01/2040	4,832,074
700,000	New Orleans (City of), LA Aviation Board (Parking
	Facilities Corp. Consolidated Garage System);
	Series 2018 A, RB	5.000	10/01/2043	866,411
1,280,000	New Orleans (City of), LA Aviation Board (Parking
	Facilities Corp. Consolidated Garage System);
	Series 2018 A, RB	5.000	10/01/2048	1,575,373
				37,189,426

Maine—0.3%
2,000,000	Maine (State of) Health & Higher Educational
	Facilities Authority (Maine General Medical
	Center); Series 2011, RB	6.750	07/01/2036	2,135,120
5,000,000	Maine (State of) Health & Higher Educational
	Facilities Authority (Maine General Medical
	Center); Series 2011, RB	7.500	07/01/2032	5,403,000
				7,538,120

Maryland—1.0%
5,250,000	Baltimore (County of), MD (Riderwood Village,
	Inc.); Series 2020, Ref. RB	4.000	01/01/2045	6,001,695
6,000,000	Baltimore (County of), MD (Riderwood Village,
	Inc.); Series 2020, Ref. RB	4.000	01/01/2050	6,840,120
1,500,000	Gaithersburg (City of), MD; Series 2018 A, Ref. RB	5.000	01/01/2036	1,730,895
10,000	Maryland (State of) Health & Higher Educational
	Facilities Authority; Series 1996, RB	5.375	07/01/2020	10,031
5,000	Maryland (State of) Health & Higher Educational
	Facilities Authority; Series 2001, RB	5.000	07/01/2034	5,052
15,000	Maryland (State of) Health & Higher Educational
	Facilities Authority; Series 2004, RB	5.000	07/01/2034	15,156

28 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Maryland (Continued)
$10,000	Maryland (State of) Health & Higher Educational
	Facilities Authority; Series 2007, Ref. RB	4.750%	07/01/2034 $	10,017
400,000	Maryland (State of) Health & Higher Educational
	Facilities Authority; Series 2016, Ref. RB	5.000	06/01/2036	478,320
1,000,000	Maryland Economic Development Corp.; Series
	2012, Ref. RB	5.000	07/01/2034	1,076,670
4,530,000	Maryland Economic Development Corp.; Series
	2016, Ref. RB	5.000	06/01/2035	5,494,935
1,653,000	Prince George's (County of), MD; Series 2005, RB	5.250	07/01/2035	1,670,952
				23,333,843

Massachusetts—1.2%
461,488	Massachusetts (State of) Development Finance
	Agency; Series 2011 B, RB	0.655 4	11/15/2056	141,418
750,000	Massachusetts (State of) Development Finance
	Agency; Series 2011, RB	5.500	07/01/2026	784,103
25,000	Massachusetts (State of) Development Finance
	Agency; Series 2011, RB	6.000	07/01/2031	26,205
2,000,000	Massachusetts (State of) Development Finance
	Agency; Series 2016 I, Ref. RB	5.000	07/01/2036	2,418,940
20,000,000	Massachusetts GO5	5.000	12/01/2035	25,151,800
				28,522,466

Michigan—3.9%
150,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB	5.000	07/01/2043	169,386
1,350,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB	5.000	07/01/2048	1,521,356
2,155,000	Detroit (City of), MI Water and Sewerage
	Department; Series 2012 A, Ref. RB	5.000	07/01/2032	2,358,454
60,000	Detroit (City of), MI; Series 2003 B, RB	7.500	07/01/2033	60,282
1,000,000	Detroit (City of), MI; Series 2011 A, RB	5.000	07/01/2036	1,053,770
1,100,000	Detroit City School District; Series 2012 A, Ref.
	GO Bonds	5.000	05/01/2028	1,196,998
680,000	Detroit City School District; Series 2012 A, Ref.
	GO Bonds	5.000	05/01/2031	739,201
315,000	Grand Traverse Academy; Series 2007, Ref. RB	5.000	11/01/2022	315,214
1,000,000	Michigan (State of) Finance Authority (Detroit
	Water & Sewerage Department); Series 2014
	C-6, Ref. RB	5.000	07/01/2033	1,157,820
2,450,000	Michigan (State of) Finance Authority (Detroit
	Water & Sewerage Department); Series 2014
	D-4, Ref. RB	5.000	07/01/2032	2,840,089
1,000,000	Michigan (State of) Finance Authority (Detroit
	Water & Sewerage Department); Series 2014
	D-4, Ref. RB	5.000	07/01/2034	1,156,150
6,300,000	Michigan (State of) Finance Authority (Henry Ford
	Health System); Series 2016, Ref. RB	5.000	11/15/2041	7,651,224

29 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Michigan (Continued)
$5,000,000	Michigan (State of) Finance Authority (Trinity
	Health Credit Group); Series 2019 A, RB	5.000%		12/01/2041 $	6,548,500
1,155,000	Michigan (State of) Finance Authority; Series
	2005 A, RB	6.000		12/01/2035	1,155,878
623,000,000	Michigan (State of) Finance Authority; Series
	2008 C, RB	10.197	4	06/01/2058	24,359,300
600,000	Michigan (State of) Finance Authority; Series
	2010 A, RB	5.900		12/01/2030	605,376
1,000,000	Michigan (State of) Finance Authority; Series
	2014 D-6, Ref. RB	5.000		07/01/2025	1,169,180
895,000	Michigan (State of) Finance Authority; Series
	2014 D-6, Ref. RB	5.000		07/01/2026	1,045,503
930,000	Michigan (State of) Finance Authority; Series
	2014 D-6, Ref. RB	5.000		07/01/2027	1,084,259
6,000,000	Michigan (State of) Finance Authority; Series
	2014, Ref. RB	6.750		07/01/2044	6,405,960
2,200,000	Michigan (State of) Finance Authority; Series
	2015 C, RB	5.000		07/01/2034	2,599,102
635,000	Michigan (State of) Finance Authority; Series
	2018, Ref. RB	5.750		11/01/2040	709,136
6,822,893	Michigan (State of) Strategic Fund; Series 2007,
	RB	5.850		08/31/2027	6,841,493
1,611,250	Michigan (State of) Strategic Fund; Series 2008,
	RB	7.875		08/31/2028	1,611,250
1,180,000	Michigan State University Board of Trustees;
	Series 2019 B, RB	5.000		02/15/2044	1,503,757
1,650,000	Michigan State University; Series 2019 B, RB	5.000		02/15/2048	2,092,085
5,871,414	Plymouth Educational Center Charter School;
	Series 2005, Ref. RB	5.375		11/01/2030	286,128
10,353,585	Plymouth Educational Center Charter School;
	Series 2005, Ref. RB	5.625		11/01/2035	864,271
500,000	Renaissance Public School Academy; Series 2012
	A, RB	6.000		05/01/2037	516,180
600,000	Walled Lake Consolidated School District; Series
	2019, GO Bonds	4.000		05/01/2039	708,330
1,220,000	Walled Lake Consolidated School District; Series
	2019, GO Bonds	4.000		05/01/2040	1,432,341
2,485,000	Walled Lake Consolidated School District; Series
	2019, GO Bonds	4.000		05/01/2041	2,905,586
3,270,000	Walled Lake Consolidated School District; Series
	2019, GO Bonds	5.000		05/01/2044	4,172,389
3,270,000	Walled Lake Consolidated School District; Series
	2019, GO Bonds	5.000		05/01/2049	4,145,870
					92,981,818

Minnesota—0.3%
1,050,000	Bethel (City of), MN; Series 2018 A, Ref. RB	5.500		12/01/2048	1,129,349
2,300,000	Duluth (City of), MN Economic Development
	Authority; Series 2018 A, Ref. RB	5.000		02/15/2043	2,859,199

30 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Minnesota (Continued)
$900,000	Minnesota (State of) Higher Education Facilities
	Authority; Series 2017, Ref. RB	5.000%	10/01/2047 $	1,041,156
721,000	Mound (City of), MN Housing & Redevelopment
	Authority; Series 2006, Ref. RB	5.000	02/15/2027	724,381
680,000	St. Paul (City of), MN (Presbyterian Homes
	Bloomington); Series 2017, Ref. RB	5.000	09/01/2042	756,126
				6,510,211

Mississippi—0.5%
10,000,000	Mississippi (State of) Development Bank; Series
	2016, RB	5.000	12/01/2046	12,076,100

Missouri—1.1%
14,360,000	370/Missouri Bottom Road/Taussig Road
	Transportation Development District (Hazelwood);
	Series 2002, RB2,3	7.200	05/01/2033	4,882,400
160,000	Branson (City of), MO Industrial Development
	Authority; Series 2005 A, RB3	7.050	05/01/2027	118,430
830,000	Branson (City of), MO Industrial Development
	Authority; Series 2007 A, RB3	5.750	05/01/2026	619,462
675,000	Broadway-Fairview Transportation Development
	District; Series 2006 A, RB3,6	5.875	12/01/2031	438,750
180,000	Chillicothe (City of), MO (South U.S. 65); Series
	2006, RB3	5.500	04/01/2021	168,664
400,000	Chillicothe (City of), MO; Series 2006, RB3	5.625	04/01/2027	346,740
580,000	Columbia (City of), MO Housing Authority; Series
	2015, RB	5.000	12/15/2040	616,111
1,330,000	Columbia (City of), MO Housing Authority; Series
	2015, RB	5.125	12/15/2050	1,407,898
355,000	Grindstone Plaza Transportation Development
	District; Series 2006 A, RB	5.500	10/01/2031	352,323
5,525,000	Hollister (City of), MO; Series 2019, RB	5.625	10/01/2039	6,083,136
295,000	Kansas City (City of), MO Industrial Development
	Authority (Ward Parkway Center Community
	Improvement District); Series 2016 A, Ref. RB	5.000	04/01/2046	312,892
140,000	Lee's Summit (City of), MO Industrial
	Development Authority; Series 2007, RB2,3	5.500	03/01/2021	89,600
250,000	Lee's Summit (City of), MO Industrial
	Development Authority; Series 2007, RB2	5.750	03/01/2029	160,000
2,100,000	Maplewood (City of), MO (Maplewood South
	Redevelopment Area); Series 2005, Ref. RB	5.750	11/01/2026	2,100,882
54,000	Northwoods Transportation Development District;
	Series 2006 A, RB	5.850	02/01/2031	53,910
1,025,000	St. Charles (County of), MO Industrial
	Development Authority; Series 2016, RB	5.000	10/01/2046	1,076,804
3,250,000	St. Louis (City of), MO Land Clearance for
	Redevelopment Authority; Series 2018 A, RB	5.000	04/01/2048	3,903,673
481,000	St. Louis (City of), MO; Series 2006 A, RB6	6.000	08/04/2025	96,200
661,018	St. Louis (City of), MO; Series 2007, RB3	5.500	05/29/2028	277,799

31 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Missouri (Continued)
$1,879,000	St. Louis (County of), MO; Series 2006, RB3	5.500%	03/09/2027 $	770,390
545,000	Missouri - St. Louis (County of), MO; Series 2006,
	RB3,6	6.000	08/21/2026	136,250
846,000	Missouri - St. Louis (County of), MO; Series 2006,
	RB3,6	6.000	08/21/2026	279,180
758,000	St. Louis (County of), MO; Series 2007 A, RB3	5.500	01/20/2028	379,000
373,000	St. Louis (County of), MO; Series 2007 A, RB3	5.500	09/02/2028	167,850
466,000	St. Louis (County of), MO; Series 2007 B, RB3,6	5.500	01/20/2028	111,840
3,255,000	St. Louis (County of), MO; Series 2008 A, RB3	6.600	01/21/2028	1,464,750
1,080,000	St. Louis (County of), MO; Series 2008, RB3,6	6.690	04/21/2029	183,600
620,000	Stone Canyon Community Improvement District;
	Series 2007, RB2,3	5.700	04/01/2022	161,200
320,000	Stone Canyon Community Improvement District;
	Series 2007, RB2,3	5.750	04/01/2027	83,200
				26,842,934

Montana—0.0%
11,710,000	Hardin (City of), MT; Series 2006, RB3,6	6.250 1	09/01/2031	819,700

Nebraska—0.7%
9,510,000	Central Plains Energy Project (No. 3); Series
	2012, RB	5.250	09/01/2037	10,456,150
4,000,000	Central Plains Energy Project (No. 3); Series 2017
	A, Ref. RB	5.000	09/01/2037	5,691,200
				16,147,350

Nevada—0.4%
2,500,000	Clark (County of), NV (Stadium Improvement
	Bonds); Series 2018 A, GO Bonds	5.000	05/01/2048	3,128,700
320,000	Clark (County of), NV; Series 2007 A, RB	5.000	02/01/2026	323,418
255,000	Clark (County of), NV; Series 2007 A, RB	5.050	02/01/2031	257,609
5,280,000	Clark County School District; Series 2018 B, GO
	Bonds	5.000	06/15/2036	6,714,523
				10,424,250

New Hampshire—0.3%
305,000	Manchester Housing & Redevelopment Authority
	Inc.; Series 2000 B, RB	5.647 4	01/01/2029	221,619
3,995,681	National Finance Authority; Series 2020-1, Class
	A	4.125	01/20/2034	4,931,869
410,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB	5.250	07/01/2039	454,165
230,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB	5.625	07/01/2046	257,133
570,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB	5.750	07/01/2054	638,292

32 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Hampshire (Continued)
$1,500,000	New Hampshire (State of) Health and Education
	Facilities Authority (Southern New Hampshire
	University); Series 2012, RB	5.000%	01/01/2027 $	1,606,440
				8,109,518

New Jersey—7.4%
250,000	Atlantic City (City of), NJ; Series 2017 A, Ref. GO
	Bonds	5.000	03/01/2032	305,453
500,000	Atlantic City (City of), NJ; Series 2017 A, Ref. GO
	Bonds	5.000	03/01/2037	604,885
3,510,000	Atlantic City (City of), NJ; Series 2017 B, GO
	Bonds	4.000	03/01/2042	3,924,812
2,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.000	11/01/2030	2,271,560
2,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.000	11/01/2032	2,268,300
1,015,000	New Jersey (State of) Economic Development
	Authority (Newark Downtown District
	Management Corp.); Series 2019, Ref. RB	5.125	06/15/2037	1,267,806
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2016 AAA, RB	5.000	06/15/2041	3,544,020
500,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, RB	5.000	07/01/2032	581,330
200,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, RB	5.000	07/01/2047	226,848
1,930,000	New Jersey (State of) Economic Development
	Authority; Series 2017 DDD, RB	5.000	06/15/2028	2,381,369
3,500,000	New Jersey (State of) Economic Development
	Authority; Series 2017 DDD, RB	5.000	06/15/2029	4,300,205
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2017, Ref. RB	5.000	06/01/2037	1,215,840
3,500,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	06/15/2042	4,211,970
735,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	06/15/2047	878,362
220,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	6.500	11/01/2052	259,558
4,855,000	New Jersey (State of) Economic Development
	Authority; Series 2018 C, RB	5.000	06/15/2031	5,988,594
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2019, RB	4.000	06/15/2044	3,438,120
2,100,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2015 A, RB	5.000	07/01/2029	2,471,742
11,570,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2004 A, RB	5.750	06/15/2024	13,733,359
5,975,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2005 B, RB	5.500	12/15/2021	6,434,597
5,015,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2009 D, RB	5.000	06/15/2032	5,794,331

33 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$4,555,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2011 A, RB	6.000%	06/15/2035 $	4,857,953
6,000,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2016, RN	5.000	06/15/2030	7,200,060
6,660,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2018 A, Ref. RN	5.000	06/15/2029	8,019,506
945,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2018 A, Ref. RN	5.000	06/15/2030	1,134,009
880,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2018 A, Ref. RN	5.000	06/15/2031	1,053,246
7,000,000	New Jersey (State of) Turnpike Authority; Series
	2015 E, RB	5.000	01/01/2034	8,313,970
3,000,000	New Jersey (State of) Turnpike Authority; Series
	2019 A, RB	5.000	01/01/2048	3,791,250
3,500,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2028	4,512,725
4,500,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2029	5,763,060
5,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2030	6,362,300
7,100,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2031	8,978,731
13,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2034	16,345,030
4,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2035	5,020,360
3,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2037	3,748,260
6,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2046	7,310,700
13,700,000	Tobacco Settlement Financing Corp.; Series 2018
	B, Ref. RB	5.000	06/01/2046	16,147,505
				174,661,726

New Mexico—0.1%
230,000	Boulders Public Improvement District; Series
	2015, RB	5.750	10/01/2044	243,917
1,925,000	Trails Public Improvement District; Series 2008,
	RB	7.750	10/01/2038	1,927,079
				2,170,996

New York—10.1%
3,250,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB	5.000	07/15/2042	3,793,108
8,500,000	Hudson Yards, NY Infrastructure Corp.5	5.000	02/15/2037	10,625,170
7,500,000	Hudson Yards, NY Infrastructure Corp.5	5.000	02/15/2039	9,325,425
3,500,000	Metropolitan Transportation Authority (Climate
	Bond Certified); Series 2017 A-1, RB	5.250	11/15/2057	4,302,795

34 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$10,500,000	Metropolitan Transportation Authority; Series
	2015 C-1, Ref. RB	5.000%	11/15/2035 $	12,629,610
14,375,000	Metropolitan Transportation Authority; Series
	2016 A1, RB	5.250	11/15/2056	17,370,750
5,000,000	Metropolitan Transportation Authority; Series
	2016 C-1, RB	5.250	11/15/2056	6,121,400
3,060,000	MTA Hudson Rail Yards Trust Obligations; Series
	2016 A, RB	5.000	11/15/2046	3,065,936
13,150,000	MTA Hudson Rail Yards Trust Obligations; Series
	2016 A, RB	5.000	11/15/2056	14,777,839
10,000,000	New York & New Jersey (States of) Port Authority;
	Series 2016 198, Ref. RB	5.250	11/15/2056	12,306,900
10,000,000	New York & New Jersey (States of) Port Authority;
	Series 2019 217, RB	4.000	11/01/2049	11,966,200
10,000,000	New York (City of), NY Municipal Water Finance
	Authority; Series 2015 GG, Ref. RB	5.000	06/15/2039	12,000,800
7,500,000	New York (City of), NY Municipal Water Finance
	Authority; Series 2020 DD-1, RB	4.000	06/15/2050	8,990,025
14,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 S-3, RB	5.000	07/15/2043	17,741,780
4,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2019 B-1, RB	4.000	11/01/2045	4,777,600
10,065,000	New York (City of), NY; Series 2018 E-1, GO
	Bonds	5.000	03/01/2040	12,715,115
10,000,000	New York (State of) Dormitory Authority; Series
	2015 B, RB	5.000	03/15/2033	12,139,200
2,650,000	New York (State of) Dormitory Authority; Series
	2015 B, Ref. RB	5.000	07/01/2028	3,208,011
5,000,000	New York (State of) Dormitory Authority; Series
	2016 A, RB	5.000	03/15/2035	6,241,700
10,000,000	New York (State of) Dormitory Authority; Series
	2019 A, Ref. RB	5.000	03/15/2047	12,800,700
7,000,000	New York (State of) Dormitory Authority; Series
	2020 D, Ref. RB	4.000	02/15/2047	8,390,900
5,880,000	New York (State of) Thruway Authority; Series
	2019 B, RB	4.000	01/01/2045	6,991,085
65,000	New York Counties Tobacco Trust II; Series 2001,
	RB	5.750	06/01/2043	65,968
285,000	New York Counties Tobacco Trust VI; Series 2016
	A-1, Ref. RB	5.750	06/01/2043	364,575
6,075,000	New York Liberty Development Corp. (Goldman
	Sachs Headquarters); Series 2005, Ref. RB	5.250	10/01/2035	8,784,511
6,460,000	New York State Environmental Facilities Corp.;
	Series 2019 A, Ref. RB	4.000	03/15/2042	7,762,013
1,950,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	2,043,971
5,000,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2048	5,234,600

35 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$2,455,000	TSASC, Inc.; Series 2017 A, Ref. RB	5.000%	06/01/2036 $	2,949,903
				239,487,590

North Carolina—0.3%
5,000,000	North Carolina (State of) Turnpike Authority;
	Series 2018, Ref. RB	5.000	01/01/2038	6,391,450

Ohio—8.4%
2,410,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.375	06/01/2024	2,412,699
3,820,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.750	06/01/2034	3,824,622
5,360,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.875	06/01/2030	5,366,646
5,550,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.875	06/01/2047	5,556,882
10,100,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	6.500	06/01/2047	10,114,140
538,100,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 B, RB	7.247 4	06/01/2047	77,427,209
230,500,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 C, RB	7.575 4	06/01/2052	21,494,125
28,330,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2020 B-2, Class 2, Ref. RB7	5.000	06/01/2055	32,037,830
49,575,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2020 B-3, Class 2, Ref. RB7	5.622 4	06/01/2057	6,979,169
3,445,000	Cleveland (City of) & Cuyahoga (County of), OH
	Port Authority; Series 2010, RB	6.000	11/15/2035	3,567,263
2,475,000	Cuyahoga (County of), OH (Metrohealth System);
	Series 2017, Ref. RB	5.500	02/15/2052	2,976,757
1,050,000	Cuyahoga (County of), OH (Metrohealth System);
	Series 2017, Ref. RB	5.500	02/15/2057	1,259,853
1,015,000	Greater Cincinnati (Port of), OH Development
	Authority; Series 2004, RB	6.300	02/15/2024	1,011,813
5,860,000	Greater Cincinnati (Port of), OH Development
	Authority; Series 2004, RB	6.400	02/15/2034	5,811,831
1,000,000	Greene (County of), OH; Series 2002 A, RB	5.500	09/01/2027	1,000,690
255,000	Greene (County of), OH; Series 2002 A, RB	5.625	09/01/2032	255,173
285,000	Jeffrey Place New Community Authority; Series
	2007 A, RB	5.000	12/01/2022	285,430
1,350,000	Ohio (State of) Higher Educational Facility
	Commission; Series 2018, Ref. RB	5.250	01/01/2038	1,458,702
5,000,000	Ohio (State of); Series 2017 A, GO Bonds	5.000	03/15/2036	5,763,600
3,905,000	Ohio (State of); Series 2020 A, Ref. RB	5.000	01/15/2050	4,968,683
4,065,000	Portage (County of), OH Port Authority; Series
	2012, RB	5.000	12/01/2037	4,295,201

36 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Ohio (Continued)
$319,955	Toledo (City of) & Lucas (County of), OH Port
	Authority; Series 2007 A, RB	5.400%	11/01/2036 $	320,000
				198,188,318

Oklahoma—0.2%
3,070,000	Carter (County of), OK Public Facilities Authority;
	Series 2018, RB	5.000	09/01/2032	3,907,834

Oregon—0.0%
240,000	Oregon (State of) Facilities Authority; Series 2010
	A, RB	6.125	09/01/2030	246,197
500,000	Oregon (State of) Facilities Authority; Series 2010
	A, RB	6.375	09/01/2040	513,525
				759,722

Pennsylvania—6.3%
2,825,000	Allegheny (County of), PA Hospital Development
	Authority (Allegheny Health Obligated Group);
	Series 2018 A, Ref. RB	5.000	04/01/2036	3,533,510
1,600,000	Berks (County of), PA Industrial Development
	Authority; Series 2017, Ref. RB	5.000	11/01/2047	1,910,688
5,000,000	Bethlehem Area School District; Series 2015 A,
	GO Bonds	5.000	08/01/2033	6,005,550
1,250,000	Commonwealth Financing Authority; Series 2018,
	RB	5.000	06/01/2030	1,588,675
3,000,000	Commonwealth Financing Authority; Series 2018,
	RB	5.000	06/01/2032	3,792,900
2,000,000	Commonwealth Financing Authority; Series 2018,
	RB	5.000	06/01/2033	2,523,140
1,760,000	Commonwealth Financing Authority; Series 2018,
	RB	5.000	06/01/2034	2,214,678
3,000,000	Commonwealth Financing Authority; Series 2018,
	RB	5.000	06/01/2035	3,763,050
1,425,000	Delaware (County of), PA Authority; Series 2016,
	Ref. RB	5.000	10/01/2031	1,632,423
2,305,000	Delaware (County of), PA Authority; Series 2016,
	Ref. RB	5.000	10/01/2035	2,620,854
2,605,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB	5.000	04/01/2025	2,828,301
3,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB	5.000	04/01/2030	3,257,160
5,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB	5.000	04/01/2031	5,428,600
5,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016 A, Ref. RB	5.000	06/01/2032	6,133,000

37 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$5,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016 A, Ref. RB	5.000%	06/01/2033 $	6,121,900
1,500,000	Pennsylvania (State of) Turnpike Commission;
	Series 2009 E, RB	6.375 1	12/01/2038	2,030,655
5,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2016, Ref. RB	5.000	06/01/2030	6,010,100
5,125,000	Pennsylvania (State of) Turnpike Commission;
	Series 2017 3, Ref. RB	5.000	12/01/2040	6,289,810
7,750,000	Pennsylvania (State of) Turnpike Commission;
	Series 2017 B-1, RB	5.000	06/01/2042	9,376,570
7,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2018 A-2, RB	5.000	12/01/2048	8,775,830
3,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2019 A, RB	4.000	12/01/2049	3,509,040
5,000,000	Pennsylvania (State of); Series 2013 1, GO Bonds	4.000	04/01/2032	5,460,800
12,500,000	Pennsylvania (State of); Series 2018 1, GO Bonds	4.000	03/01/2035	14,934,375
4,175,000	Pennsylvania (State of); Series 2018 1, GO Bonds	4.000	03/01/2036	5,001,734
10,000,000	Pennsylvania (State of); Series 2018 1, GO Bonds	5.000	03/01/2032	12,843,300
685,000	Philadelphia (City of), PA Industrial Development
	Authority (Architecture & Design Charter High
	School); Series 2013, RB3	6.125	03/15/2043	685,000
7,155,000	Philadelphia (City of), PA; Series 2019 B, RB	5.000	11/01/2049	9,128,778
1,000,000	Philadelphia Gas Works Co.; Series 2017 15,
	Ref. RB	5.000	08/01/2036	1,233,720
1,000,000	Philadelphia School District; Series 2016 F, Ref.
	GO Bonds	5.000	09/01/2032	1,218,750
4,000,000	Pottsville (City of), PA Hospital Authority; Series
	2016 B, Ref. RB	5.000	07/01/2041	4,794,080
280,000	Reading School District; Series 2017, Ref. GO
	Bonds	5.000	03/01/2035	343,697
255,000	Reading School District; Series 2017, Ref. GO
	Bonds	5.000	03/01/2036	311,105
1,000,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds	5.000	12/01/2029	1,247,190
1,305,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds	5.000	12/01/2030	1,621,202
890,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds	5.000	12/01/2032	1,104,766
710,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds	5.000	12/01/2033	881,401
				150,156,332

Rhode Island—0.3%
4,915,000	Central Falls Detention Facility Corp.; Series 2005,
	Ref. RB2	7.250	07/15/2035	884,700
20,000	Rhode Island Housing & Mortgage Finance Corp.;
	Series 1992 10-A, RB	6.500	04/01/2027	20,072

38 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Rhode Island (Continued)
$4,695,000	Tobacco Settlement Financing Corp.; Series 2015
	A, Ref. RB	5.000%	06/01/2040 $	5,350,375
				6,255,147

South Carolina—0.7%
5,871,414	Connector 2000 Association, Inc.; Series 1998
	B, RB	3.158 4	01/01/2021	5,595,094
10,353,585	Connector 2000 Association, Inc.; Series 1998
	B, RB	3.747 4	01/01/2026	7,292,844
4,325,000	Richland (County of), SC; Series 2004, RB3	6.200	11/01/2036	3,916,417
				16,804,355

South Dakota—0.1%
1,500,000	Educational Enhancement Funding Corp.; Series
	2013 B, RB	5.000	06/01/2027	1,664,970

Tennessee—1.6%
455,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-1, RB	4.000	08/01/2044	525,311
225,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-1, Ref. RB	4.000	08/01/2038	263,507
340,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-2, Ref. RB	5.000	08/01/2044	423,300
455,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-2, Ref. RB	5.000	08/01/2049	562,776
2,000,000	Greeneville (Town of), TN Health & Educational
	Facilities Board (Ballad Health); Series 2018 A,
	Ref. RB	5.000	07/01/2035	2,481,460
3,000,000	Greeneville (Town of), TN Health & Educational
	Facilities Board (Ballad Health); Series 2018 A,
	Ref. RB	5.000	07/01/2036	3,706,470
3,000,000	Greeneville (Town of), TN Health & Educational
	Facilities Board (Ballad Health); Series 2018 A,
	Ref. RB	5.000	07/01/2037	3,689,370
200,000	Metropolitan Development and Housing Agency
	(Fifth + Broadway Development); Series 2018, RB	5.125	06/01/2036	231,146
7,000,000	Nashville (City of) & Davidson (County of), TN
	Metropolitan Government Health & Educational
	Facilities Board (The) (Vanderbilt University
	Medical Center); Series 2016 A, RB	5.000	07/01/2046	8,297,450
500,000	Nashville (City of) & Davidson (County of), TN
	Metropolitan Government Health & Educational
	Facilities Board; Series 2012, RB	5.000	11/01/2027	532,610
2,500,000	Tennessee (State of) Metropolitan Nashville
	Airport Authority; Series 2019 A, RB	4.000	07/01/2049	2,977,925

39 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Tennessee (Continued)
$4,750,000	Tennessee (State of) Metropolitan Nashville
	Airport Authority; Series 2019 A, RB	5.000%	07/01/2049 $	6,198,798
5,665,000	Tennessee Energy Acquisition Corp.; Series 2006
	C, RB	5.000	02/01/2027	6,901,839
				36,791,962

Texas—5.1%
5,000	Alamo Community College District; Series 2007,
	GO Bonds	4.500	08/15/2033	5,014
3,870,000	Arlington (City of), TX Independent School
	District; Series 2020, GO Bonds7	4.000	02/15/2045	4,571,786
885,000	Arlington Higher Education Finance Corp. (UME
	Preparatory Academy); Series 2017 A, RB	5.000	08/15/2038	963,508
1,300,000	Arlington Higher Education Finance Corp.
	(Winfree Academy Charter School); Series 2019,
	Ref. RB	5.750	08/15/2043	1,501,890
125,000	Dallas (City of), TX (Civic Center Convention
	Complex); Series 2009, RB	5.250	08/15/2034	125,396
1,100,000	Dallas (County of), TX Flood Control District No.
	1; Series 2015, Ref. GO Bonds	5.000	04/01/2032	1,182,852
8,000,000	El Paso Independent School District; Series 2020,
	GO Bonds	4.000	08/15/2045	9,511,280
4,113,000	Escondido Public Improvement District; Series
	2008, RB	7.250	10/01/2033	4,117,812
3,870,000	Houston (City of), TX; Series 2019 A, Ref. GO
	Bonds	4.000	03/01/2049	4,490,825
160,000	Texas - Houston Higher Education Finance Corp.;
	Series 2011, RB	6.500	05/15/2031	170,787
140,000	Texas - Houston Higher Education Finance Corp.;
	Series 2011, RB	6.500	05/15/2031	149,439
250,000	Houston Higher Education Finance Corp.; Series
	2012 A, RB	6.000	08/15/2036	254,090
250,000	Houston Higher Education Finance Corp.; Series
	2012 A, RB	6.000	08/15/2041	253,863
10,000,000	Houston Independent School District; Series
	2017, Ref. GO Bonds	5.000	02/15/2042	12,362,400
30,000	Huntsville (City of), TX; Series 2001, GO Ctfs.	5.000	08/15/2032	30,099
10,535,000	Keller Independent School District; Series 2020,
	GO Bonds	4.000	02/15/2044	12,486,293
40,000	Lancaster Independent School District; Series
	2015 A, GO Bonds	4.000	02/15/2045	40,062
2,000,000	Montgomery (County of), TX Toll Road Authority;
	Series 2018, RB	5.000	09/15/2043	2,311,400
2,500,000	Montgomery (County of), TX Toll Road Authority;
	Series 2018, RB	5.000	09/15/2048	2,876,650
750,000	New Hope Cultural Education Facilities Finance
	Corp. (Cardinal Bay, Inc.); Series 2016, RB	5.000	07/01/2046	829,005
750,000	New Hope Cultural Education Facilities Finance
	Corp. (Cardinal Bay, Inc.); Series 2016, RB	5.000	07/01/2051	824,490

40 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Texas (Continued)
$555,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2013 A, RB	5.875%	04/01/2036 $	615,745
780,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2013 A, RB	6.000	04/01/2045	861,362
1,000,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A, RB	5.000	04/01/2036	1,098,200
355,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A, RB	5.000	04/01/2036	371,245
150,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A-1, RB	5.000	07/01/2031	170,033
250,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A-1, RB	5.000	07/01/2048	294,568
850,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A-1, RB	5.000	07/01/2058	994,900
425,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2019, RB	5.000	08/15/2039	457,950
150,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2019, RB	5.000	08/15/2049	160,407
10,000,000	North Texas Tollway Authority; Series 2017 B,
	Ref. RB	5.000	01/01/2043	12,160,400
10,000,000	Northwest Independent School District; Series
	2015, GO Bonds	5.000	02/15/2045	11,827,500
19,400,000	Texas (State of); Series 2012 A, VRD GO Bonds	1.160 9	12/01/2042	19,400,000
110,000	Texas Dormitory Finance Authority Inc.; Series
	2001 A, RB	5.750	09/01/2027	110,022
485,000	Texas Dormitory Finance Authority Inc.; Series
	2001 A, RB	6.000	09/01/2033	485,073
3,825,000	Texas Municipal Gas Acquisition & Supply Corp. I;
	Series 2008 D, RB	6.250	12/15/2026	4,554,198
5,000,000	Texas Private Activity Bond Surface Transportation
	Corp. (NTE Mobility Partners LLC North Tarrant
	Express Management Lanes); Series 2019 A, RB	4.000	12/31/2039	5,967,550
1,085,000	Texas State Public Finance Authority Charter
	School Finance Corp. (New Frontiers Charter
	School); Series 2010 A, RB	5.800	08/15/2040	1,100,895
170,000	Texas State Public Finance Authority Charter
	School Finance Corp.; Series 2006 A, RB	6.250	09/01/2036	170,294
				119,859,283

Utah—0.1%
275,000	Utah (County of), UT (Renaissance Academy);
	Series 2007 A, RB	5.625	07/15/2037	275,426
720,000	Utah (State of) Charter School Finance Authority;
	Series 2018, RB	5.000	10/15/2038	891,252

41 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Utah (Continued)
$1,110,000	Utah (State of) Charter School Finance Authority;
	Series 2019 A, RB	5.375%	06/15/2049 $	1,153,512
				2,320,190

Vermont—0.0%
350,000	Burlington (City of), VT; Series 2012 A, GO Bonds	5.000	11/01/2027	388,332
445,000	Burlington (City of), VT; Series 2012 A, GO Bonds	5.000	11/01/2032	493,736
				882,068

Virginia—0.6%
338,000	Celebrate North Community Development
	Authority; Series 2003 B, RB2	6.750	03/01/2034	202,800
8,950,000	Chesapeake Bay Bridge & Tunnel District; Series
	2016, RB	5.000	07/01/2041	10,920,522
950,000	Virginia (State of) College Building Authority;
	Series 2006, RB	5.000	06/01/2026	949,934
990,000	Virginia (State of) College Building Authority;
	Series 2006, RB	5.000	06/01/2029	989,970
585,000	Virginia (State of) College Building Authority;
	Series 2006, RB	5.000	06/01/2036	585,035
715,000	Virginia Beach (City of), VA Development
	Authority; Series 2018, Ref. RB	5.000	09/01/2036	851,937
				14,500,198

Washington—0.4%
5,000	Chelan (County of), WA Public Utility District No.
	1; Series 2009 A, RB	5.000	07/01/2034	5,015
1,680,000	Cowlitz County School District No. 458; Series
	2019, GO Bonds	4.000	12/01/2038	2,020,536
70,000	Kelso (City of), WA Housing Authority; Series
	1998, RB	5.600	03/01/2028	70,083
1,655,642	Tacoma (City of), WA Consolidated Local
	Improvement Districts; Series 2013, RB	5.750	04/01/2043	1,657,447
2,250,000	Washington (State of) Health Care Facilities
	Authority; Series 2017, Ref. RB	5.000	08/15/2031	2,758,928
2,750,000	Washington (State of); Series 2021 A, Ref. GO
	Bonds7	5.000	06/01/2039	3,522,998
				10,035,007

West Virginia—0.2%
1,960,000	Brooke (County of), WV; Series 2011 A, RB	6.500	10/01/2031	1,973,406
1,885,000	Brooke (County of), WV; Series 2011 A, RB	6.750	10/01/2037	1,897,856
				3,871,262

Wisconsin—1.4%
20,000,000	WI H&EFA (Ascension Health Credit Group)5	4.000	11/15/2034	23,009,000
420,000	Wisconsin (State of) Public Finance Authority
	(Explore Knowledge Foundation); Series 2012
	A, RB	5.750	07/15/2032	453,852

42 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$350,000	Wisconsin (State of) Public Finance Authority
	(Explore Knowledge Foundation); Series 2012
	A, RB	6.000%		07/15/2042 $	377,300
310,000	Wisconsin (State of) Public Finance Authority
	(North Carolina Leadership Academy); Series
	2019, RB	5.000		06/15/2039	340,594
650,000	Wisconsin (State of) Public Finance Authority;
	Series 2011, RB	7.125		07/01/2042	650,897
465,000	Wisconsin (State of) Public Finance Authority;
	Series 2012 A-1, RB	7.000		10/01/2042	471,203
100,000	Wisconsin (State of) Public Finance Authority;
	Series 2012 B-1, RB	0.181	4	10/01/2042	52,500
200,000	Wisconsin (State of) Public Finance Authority;
	Series 2012 C-1, RB	36.060	4	10/01/2042	4,120
900,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.000		07/01/2036	1,123,713
1,275,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.000		07/01/2054	1,547,672
1,400,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.000		07/01/2058	1,680,910
435,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.375		06/01/2044	465,772
540,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.500		06/01/2054	577,157
1,475,000	Wisconsin Center District; Series 2013 A, Ref. RB	5.000		12/15/2029	1,633,238
					32,387,928

U.S. Possessions—9.7%
1,885,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250		07/01/2029	2,049,938
5,880,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250		07/01/2042	6,365,100
5,400,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.750		07/01/2037	5,926,500
10,090,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	6.000		07/01/2047	11,099,000
295,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2003 NN, RB2	5.500		07/01/2020	237,106
30,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 RR, RB, NPFGC	5.000		07/01/2023	30,585
260,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 RR, RB, NPFGC	5.000		07/01/2024	265,720
4,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 SS, Ref. RB, NPFGC	5.000		07/01/2025	4,096,520
1,690,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 VV, Ref. RB, NPFGC	5.250		07/01/2025	1,828,208
1,500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 VV, Ref. RB2	5.500		07/01/2020	1,205,625

43 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,985,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB2	5.250%		07/01/2025 $	1,590,481
2,750,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB2	5.375		07/01/2023	2,206,875
2,830,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB2	5.250		07/01/2028	2,267,538
1,850,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB2	5.000		07/01/2022	1,477,688
2,500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB2	5.000		07/01/2028	1,996,875
1,670,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX, RB2	5.250		07/01/2040	1,338,088
410,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB2	5.250		07/01/2022	328,513
405,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB2	5.250		07/01/2025	324,506
500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-1, RB2	10.000		1/1/2021	450,625
500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB2	10.000		07/01/2021	450,625
10,000,000	Puerto Rico (Commonwealth of) Government
	Employees Retirement System; Series 2008 A, RB2	6.450		07/01/2055	2,058,800
10,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 A-A, RB,
	AGC	5.000		07/01/2035	10,207
20,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 G, RB,
	NPFGC	5.000		07/01/2033	20,474
40,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2004 I, RB6	5.000		07/01/2022	36,300
3,500,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 M, RB2	5.000		07/01/2046	1,618,750
1,520,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 1995 A, RB	5.625		07/01/2022	1,453,120
1,230,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2002 A, Ref.
	RB, ACA	5.000		08/01/2032	1,232,706
190,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref. RB	5.000		10/01/2022	192,331
850,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB6	5.500		07/01/2024	771,375
750,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB6	5.500		07/01/2028	680,625
8,695,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB	6.065	4	07/01/2031	3,695,810

44 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$8,000,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB	7.072%4		07/01/2030 $	3,566,000
65,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB2	5.000		07/01/2041	16,250
4,940,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2002 D, RB2	5.375		07/01/2033	4,538,625
1,910,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M-2, Ref. RB, AMBAC	10.000	9	07/01/2035	2,062,876
10,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M-3, Ref. RB, NPFGC	6.000		07/01/2028	10,306,200
3,300,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 N, RB2	5.000		07/01/2032	2,998,875
8,575,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB2	6.250		7/1/2026	8,060,500
240,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2012 U, Ref. RB2	5.250		07/01/2042	204,000
500,000	Puerto Rico (Commonwealth of); Series 2001 A,
	Ref. GO Bonds, NPFGC	5.500		07/01/2021	518,650
1,365,000	Puerto Rico (Commonwealth of); Series 2003
	C-7, Ref. GO Bonds, NPFGC	6.000		07/01/2027	1,406,237
5,000	Puerto Rico (Commonwealth of); Series 2004 A,
	GO Bonds, AGC	5.000		07/01/2034	5,108
4,020,000	Puerto Rico (Commonwealth of); Series 2006 A,
	GO Bonds2	5.250		07/01/2030	3,341,625
2,610,000	Puerto Rico (Commonwealth of); Series 2008 A,
	GO Bonds2	5.000		07/01/2023	2,140,200
3,000,000	Puerto Rico (Commonwealth of); Series 2008 A,
	GO Bonds2	5.125		07/01/2028	2,448,750
4,515,000	Puerto Rico (Commonwealth of); Series 2008 A,
	Ref. GO Bonds2	5.000		07/01/2020	3,691,013
6,200,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds2	6.000		07/01/2039	5,208,000
5,000,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. RB2	6.500		07/01/2037	4,225,000
2,000,000	Puerto Rico (Commonwealth of); Series 2009 C,
	Ref. GO Bonds2	6.000		07/01/2039	1,642,500
3,335,000	Puerto Rico (Commonwealth of); Series 2011 A,
	GO Bonds2	5.750		07/01/2041	2,759,713
3,000,000	Puerto Rico (Commonwealth of); Series 2011 A,
	Ref. GO Bonds2	6.000		07/01/2040	2,433,750
9,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds2	5.750		07/01/2036	7,233,750
4,895,000	Puerto Rico (Commonwealth of); Series 2011 E,
	GO Bonds2	6.000		07/01/2029	4,160,750
1,250,000	Puerto Rico (Commonwealth of); Series 2011 E,
	Ref. GO Bonds2	5.375		07/01/2030	1,032,813
4,000,000	Puerto Rico (Commonwealth of); Series 2011 E,
	Ref. GO Bonds2	5.625		07/01/2033	3,325,000

45 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds2	5.250%	07/01/2023 $	2,366,250
6,645,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds2	5.500	07/01/2026	5,257,856
5,000,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds2	5.750	07/01/2028	3,968,750
8,225,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. RB2	5.500	07/01/2039	6,508,031
5,615,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB2	5.500	08/01/2031	231,619
2,423,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259 4	07/01/2027	2,072,683
2,362,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560 4	07/01/2029	1,916,267
9,853,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.750	07/01/2053	11,154,778
3,043,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.839 4	07/01/2031	2,296,856
4,400,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.000	07/01/2058	5,046,228
3,425,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.090 4	07/01/2033	2,410,378
34,472,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.845 4	07/01/2046	10,256,109
28,082,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.910 4	07/01/2051	6,070,486
20,898,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB	4.329	07/01/2040	23,226,037
387,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB	4.536	07/01/2053	432,043
5,172,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB	4.784	07/01/2058	5,845,653
1,305,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2026	1,298,475
900,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2030	894,375
150,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2036	149,115
1,080,000	Virgin Islands (Government of) Public Finance
	Authority; Series 2012 A, RB	5.000	10/01/2032	1,183,561
1,480,000	Virgin Islands (Government of) Public Finance
	Authority; Series 2012 A, Ref. RB	5.000	10/01/2032	1,621,917
				228,840,266

Total Investments, at Value (Cost $2,292,093,973)—103.3%				2,443,127,917
Floating Rate Note Obligations—(3.0)
Notes with interest and fee rates ranging from 1.11% to 1.20% at 2/29/2020 and contractual maturities of collateral ranging from 5/15/2024 to 6/1/2043. See Note 1J of the accompanying
Notes10				(70,665,000)
Net Other Assets (Liabilities)—(0.3)				(6,512,752)
Net Assets—100.0%				$2,365,950,165

46 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Schedule of Investments

1.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

3.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

4.Zero coupon bond reflects effective yield on the original acquisition date.

5.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7.All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.

8.Interest or dividend is paid-in-kind, when applicable.

9.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $140,752,024 are held by TOB

Trusts and serve as collateral for the $70,665,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
CHF	City Hospital Foundation
COP	Certificates of Participation
Corp.	Corporation
Ctfs.	Certificates
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
KS	Kishhealth System
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NCCU	North Carolina Central University
NPFGC	National Public Finance Guarantee Corp.
NTE	North Tarrant Express
NY	New York
NJ	New Jersey
RB	Revenue Bonds
Ref.	Refunding
RN	Revenue Notes
RSA	Rocketship Spark Academy
VRD	Variable Rate Demand
VV	Vista Village
WA	Westlake Affordable
Wts.	Warrants

See accompanying Notes to Financial Statements.

47 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $2,292,093,973) —see accompanying schedule of investments:	$2,443,127,917
Cash	9,909,614
Receivables and other assets:
Interest	23,496,710
Shares of beneficial interest sold	7,118,239
Investments matured, at value (cost $7,914,436)	3,438,666
Other	1,177,158
Total assets	2,488,268,304

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	70,665,000
Investments purchased	46,949,175
Shares of beneficial interest redeemed	2,651,468
Dividends	962,292
Distribution and service plan fees	465,869
Trustees' compensation	242,163
Transfer and shareholder servicing agent fees	144,783
Advisory fees	50,774
Shareholder communications	37,445
Interest expense on borrowings	8,860
Administration fees	1,841
Other	138,469
Total liabilities	122,318,139

Net Assets	$2,365,950,165

Composition of Net Assets
Shares of beneficial interest	$2,389,802,861
Total accumulated loss	(23,852,696)
Net Assets	$2,365,950,165

48 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,551,474,233 and
192,890,803 shares of beneficial interest outstanding)	$8.04
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$8.40

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $230,719,180 and 28,936,449 shares of
beneficial interest outstanding)	$7.97

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$578,081,720 and 72,116,789 shares of beneficial interest outstanding)	$8.02

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$5,675,032 and 705,382 shares of beneficial interest outstanding)	$8.05

See accompanying Notes to Financial Statements.

49 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$53,548,665	$95,682,541
Expenses
Advisory fees	5,084,431	8,215,835
Administration fees	184,315	25,145
Distribution and service plan fees:
Class A	2,007,331	2,814,755
Class C	1,376,371	3,275,436
Transfer and shareholder servicing agent fees:
Class A	572,557	1,100,295
Class C	94,270	310,183
Class Y	208,126	427,344
Class R6	536	1
Shareholder communications:
Class A	37,970	28,085
Class C	6,154	9,836
Class Y	13,798	12,420
Class R6	78	—
Interest expense and fees on short-term floating rate notes issued	786,450	2,059,305
Borrowing fees	742,994	1,824,380
Interest expense on borrowings	57,572	571,725
Trustees' compensation	32,679	28,393
Custodian fees and expenses	6,934	16,777
Other	147,523	613,808
Total expenses	11,360,089	21,333,723
Net Investment Income	42,188,576	74,348,818

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	3,533,133	(41,164,578)
Net change in unrealized appreciation/(depreciation) on investment
transactions	157,904,726	142,356,195

Net Increase in Net Assets Resulting from Operations	$203,626,435	$175,540,435

See accompanying Notes to Financial Statements.

50 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$42,188,576	$74,348,818	$77,696,450

Net realized gain (loss)	3,533,133	(41,164,578)	(40,312,223)

Net change in unrealized appreciation/(depreciation)	157,904,726	142,356,195	53,567,470
Net increase in net assets resulting from operations	203,626,435	175,540,435	90,951,697

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(29,897,275)	(42,820,041)	(47,432,728)
Class B	—	—	(49,785)
Class C	(3,915,384)	(9,512,120)	(12,118,825)
Class Y	(11,633,670)	(17,750,977)	(18,051,346)
Class R6	(58,238)	(72)	—
Total distributions from distributable earnings
	(45,504,567)	(70,083,210)	(77,652,684)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	69,799,804	170,266,969	(112,310,772)
Class B	—	—	(2,790,015)
Class C	(44,237,501)	(104,038,611)	(37,057,510)
Class Y	37,668,131	49,562,422	(14,108,372)
Class R6	5,311,986	10,000	—
Total beneficial interest transactions
	68,542,420	115,800,780	(166,266,669)

Net Assets
Total increase (decrease)	226,664,288	221,258,005	(152,967,656)

Beginning of period	2,139,285,877	1,918,027,872	2,070,995,528
End of period
	$2,365,950,165	$2,139,285,877	$1,918,027,872

See accompanying Notes to Financial Statements.

51 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29,  Year Ended     Year Ended      Year Ended      Year Ended     Year Ended

           2020 July 31, 2019    July 31, 2018     July 31, 2017   July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.50	$7.12	$7.05	$7.12	$6.76	$6.84
Income (loss) from investment
operations:
Net investment income1	0.15	0.28	0.29	0.31	0.37	0.42
Net realized and unrealized
gain (loss)	0.55	0.36	0.07	(0.03)	0.40	(0.08)
Total from investment
operations	0.70	0.64	0.36	0.28	0.77	0.34
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.16)	(0.26)	(0.29)	(0.35)	(0.41)	(0.42)
Net asset value, end of period	$8.04	$7.50	$7.12	$7.05	$7.12	$6.76

Total Return, at Net Asset
Value2	9.44%	9.22%	5.24%	4.08%	11.70%	4.88%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$1,551,474	$1,378,279	$1,144,325	$1,248,082	$1,325,385	$1,237,668
Average net assets (in
thousands)	$1,434,899	$1,178,409	$1,148,172	$1,254,247	$1,282,545	$1,306,597
Ratios to average net assets:3
Net investment income	3.33%	3.86%	4.15%	4.48%	5.30%	6.04%
Expenses excluding specific
expenses listed below	0.74%	0.80%	0.87%	0.83%	0.82%	0.87%
Interest and fees from
borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term
floating rate notes issued4	0.06%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	0.86%	1.02%	1.03%	1.02%	0.94%	1.04%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.86%	1.02%	1.03%	1.02%	0.94%	1.04%
Portfolio turnover rate5	8%	27%	20%	25%	16%	9%

52 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

53 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C

Seven Months Ended

February 29, Year Ended     Year Ended     Year Ended       Year Ended      Year Ended

         2020   July 31, 2019    July 31, 2018    July 31, 2017    July 31, 2016   July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.43	$7.06	$6.99	$7.07	$6.71	$6.80
Income (loss) from investment
operations:
Net investment income1	0.11	0.22	0.23	0.26	0.31	0.37
Net realized and unrealized
gain (loss)	0.56	0.36	0.07	(0.04)	0.41	(0.10)
Total from investment
operations	0.67	0.58	0.30	0.22	0.72	0.27
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.13)	(0.21)	(0.23)	(0.30)	(0.36)	(0.36)
Net asset value, end of period	$7.97	$7.43	$7.06	$6.99	$7.07	$6.71

Total Return, at Net Asset
Value2	9.05%	8.34%	4.49%	3.19%	10.96%	3.98%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$230,719	$258,540	$345,676	$380,460	$427,045	$373,089
Average net assets (in
thousands)	$236,173	$327,344	$355,591	$398,492	$401,140	$379,042
Ratios to average net assets:3
Net investment income	2.57%	3.10%	3.38%	3.73%	4.54%	5.30%
Expenses excluding specific
expenses listed below	1.51%	1.56%	1.64%	1.59%	1.57%	1.63%
Interest and fees from
borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term
floating rate notes issued4	0.06%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	1.63%	1.78%	1.80%	1.78%	1.69%	1.80%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.63%	1.78%	1.80%	1.78%	1.69%	1.80%
Portfolio turnover rate5	8%	27%	20%	25%	16%	9%

54 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

55 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y

Seven Months Ended

February 29, Year Ended     Year Ended       Year Ended       Year Ended       Year Ended

      2020      July 31, 2019   July 31, 2018     July 31, 2017     July 31, 2016   July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.47	$7.09	$7.03	$7.10	$6.74	$6.82
Income (loss) from investment
operations:
Net investment income1	0.16	0.29	0.30	0.32	0.38	0.44
Net realized and unrealized
gain (loss)	0.56	0.37	0.06	(0.03)	0.41	(0.09)
Total from investment
operations	0.72	0.66	0.36	0.29	0.79	0.35
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.17)	(0.28)	(0.30)	(0.36)	(0.43)	(0.43)
Net asset value, end of period	$8.02	$7.47	$7.09	$7.03	$7.10	$6.74

Total Return, at Net Asset
Value2	9.77%	9.52%	5.36%	4.34%	12.00%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$578,082	$502,457	$428,027	$439,608	$438,950	$276,260
Average net assets (in
thousands)	$521,446	$456,813	$412,019	$398,935	$394,361	$294,301
Ratios to average net assets:3
Net investment income	3.57%	4.10%	4.39%	4.65%	5.51%	6.30%
Expenses excluding specific
expenses listed below	0.50%	0.56%	0.63%	0.59%	0.58%	0.63%
Interest and fees from
borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term
floating rate notes issued4	0.06%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	0.62%	0.78%	0.79%	0.78%	0.70%	0.80%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.62%	0.78%	0.79%	0.78%	0.70%	0.80%
Portfolio turnover rate5	8%	27%	20%	25%	16%	9%

56 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

57 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Seven Months
	Ended	Period
Class R6	February 29,	Ended
	2020 July 31, 20191
Per Share Operating Data
Net asset value, beginning of period	$7.50	$7.42
Income (loss) from investment operations:
Net investment income2	0.16	0.06
Net realized and unrealized gain	0.56	0.07
Total from investment operations	0.72	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.05)
Net asset value, end of period	$8.05	$7.50

Total Return, at Net Asset Value3	9.74%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,675	$10
Average net assets (in thousands)	$2,600	$10
Ratios to average net assets:4
Net investment income	3.60%	4.16%
Expenses excluding specific expenses listed below	0.47%	0.50%
Interest and fees from borrowings	0.06%	0.12%
Interest and fees on short-term floating rate notes issued5	0.06%	0.10%
Total expenses	0.59%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.59%	0.72%
Portfolio turnover rate6	8%	27%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

58 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester AMT-Free Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester AMT-Free Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to the last day in February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision

59 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

60 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among

61 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities Purchased on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

62 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the

63 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

64 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement. The current low interest rate environment was created in part by the Federal Reserve

Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May

65 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.49%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service

66 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the seven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $40,683 in front-end sales commissions from the sale of Class A shares and $3,659 and $3,659 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of

67 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

					Level 3—
		Level 1—	Level 2—		Significant
		Unadjusted	Other Significant		Unobservable
		Quoted Prices	Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$	— $	127,155,798	$	— $	127,155,798
Alaska		—	120,500		—	120,500
Arizona		—	65,918,353		341,550	66,259,903
Arkansas		—	—		1,222,750	1,222,750
California		—	218,407,808		—	218,407,808
Colorado		—	77,620,599		2,977,300	80,597,899
Connecticut		—	12,466,972		60,000	12,526,972
Delaware		—	2,698,022		—	2,698,022
District of Columbia		—	31,871,647		—	31,871,647
Florida		—	98,325,262		14,746,485	113,071,747
Georgia		—	45,241,906		—	45,241,906
Illinois		—	127,092,682		2,214,540	129,307,222
Indiana		—	34,546,731		—	34,546,731
Iowa		—	4,851,116		—	4,851,116
Kansas		—	1,266,586		—	1,266,586
Kentucky		—	53,548,820		150	53,548,970
Louisiana		—	37,189,426		—	37,189,426
Maine		—	7,538,120		—	7,538,120
Maryland		—	23,333,843		—	23,333,843
Massachusetts		—	28,522,466		—	28,522,466
Michigan		—	92,981,818		—	92,981,818
Minnesota		—	6,510,211		—	6,510,211
Mississippi		—	12,076,100		—	12,076,100
Missouri		—	16,163,829		10,679,105	26,842,934
Montana		—	—		819,700	819,700
Nebraska		—	16,147,350		—	16,147,350
Nevada		—	10,424,250		—	10,424,250
New Hampshire		—	8,109,518		—	8,109,518
New Jersey		—	174,661,726		—	174,661,726
New Mexico		—	2,170,996		—	2,170,996
New York		—	239,487,590		—	239,487,590
North Carolina		—	6,391,450		—	6,391,450
Ohio		—	198,188,318		—	198,188,318
Oklahoma		—	3,907,834		—	3,907,834
Oregon		—	759,722		—	759,722
Pennsylvania		—	149,471,332		685,000	150,156,332
Rhode Island		—	6,255,147		—	6,255,147
South Carolina		—	12,887,938		3,916,417	16,804,355
South Dakota		—	1,664,970		—	1,664,970
Tennessee		—	36,791,962		—	36,791,962
Texas		—	119,859,283		—	119,859,283
Utah		—	2,320,190		—	2,320,190

68 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

					Level 3—
		Level 1—	Level 2—		Significant
		Unadjusted	Other Significant		Unobservable
		Quoted Prices Observable Inputs			Inputs	Value
Municipal Bonds and Notes (Continued)
Vermont	$	— $	882,068	$	— $	882,068
Virginia		—	14,500,198		—	14,500,198
Washington		—	10,035,007		—	10,035,007
West Virginia		—	3,871,262		—	3,871,262
Wisconsin		—	32,387,928		—	32,387,928
U.S. Possessions		—	228,840,266		—	228,840,266
Total Investments, at Value		—	2,405,464,920		37,662,997	2,443,127,917
Other Financial Instruments:
Investments Matured		—	887,500		2,551,166	3,438,666
Total Assets	$	— $	2,406,352,420		$40,214,163	$2,446,566,583

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

				Change in	Accretion/
				unrealized	(amortization)
	Value as of July		Realized gain	appreciation/	of premium/
	31, 2019		(loss)	(depreciation)	discounta
Assets Table
Investments, at Value:
Municipal Bonds and
Notes
Alaska	$30,000	$	— $	— $	—
Arizona	341,550		—	—	—
Arkansas	1,222,750		—	—	—
Colorado	2,997,550		1,626	(3,590)	6,714
Connecticut	160,000		—	(100,000)	—
Florida	22,209,531		(560,579)	360,221	10,904
Illinois	3,523,950		(1,060,540)	1,120,590	—
Iowa	20,000		—	—	—
Kentucky	169		—	(19)	—
Missouri	9,112,310		—	65,469	23,547
Montana	1,697,950		—	(959,400)	81,150
Pennsylvania	685,000		—	—	—
South Carolina	3,972,726		16,365	65,527	3,799
Virginia	225,600		—	—	—
Wisconsin	4,120		—	—	—
Investments matured	3,100,962		—	(569,415)	—
Total Assets	$49,304,168		$(1,603,128) $	(20,617) $	126,114

a. Included in net investment income.

69 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

					Value as of
			Transfers intoTransfers out of		February 29,
	Purchases	Sales	Level 3	Level 3	2020
Assets Table
Investments, at Value:
Municipal Bonds and
Notes
Alaska	$—	$—	$—	$(30,000)	$—
Arizona	—	—	—	—	341,550
Arkansas	—	—	—	—	1,222,750
Colorado	—	(25,000)	—	—	2,977,300
Connecticut	—	—	—	—	60,000
Florida	2,769,507	(7,747,003)	1,397,654	(3,693,750)	14,746,485
Illinois	—	(1,369,460)	—	—	2,214,540
Iowa	—	—	—	(20,000)	—
Kentucky	—	—	—	—	150
Missouri	—	—	1,573,979	(96,200)	10,679,105
Montana	—	—	—	—	819,700
Pennsylvania	—	—	—	—	685,000
South Carolina	—	(142,000)	—	—	3,916,417
Virginia	—	—	—	(225,600)	—
Wisconsin	—	—	—	(4,120)	—
Investments matured	19,619	—	—	—	2,551,166
Total Assets	$2,789,126	$(9,283,463)	$2,971,633	$(4,069,670)	$40,214,163

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in
unrealized
appreciation/
(depreciation)
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Colorado	$(3,590)
Connecticut	(100,000)
Florida	(1,153,782)
Illinois	221,890
Kentucky	(19)
Missouri	65,469
Montana	(959,400)
South Carolina	65,527
Investments Matured	(569,415)
Total Assets	$(2,433,320)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

70 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

	Value as of			Range of
	February 29,	Valuation	Unobservable	Unobservable	Unobservable
	2020	Technique	Input	Inputs	Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$341,550	Pricing service	N/A	N/A	N/A	(a)
Arkansas	1,222,750	Pricing service	N/A	N/A	N/A	(a)
Colorado	2,977,300	Pricing service	N/A	N/A	N/A	(a)
Connecticut	60,000	Pricing service	N/A	N/A	N/A	(a)
Florida	14,746,485	Pricing service	N/A	N/A	N/A	(a)
Illinois	2,214,540	Pricing service	N/A	N/A	N/A	(a)
Kentucky	150	Pricing service	N/A	N/A	N/A	(a)
Missouri	10,679,105	Pricing service	N/A	N/A	N/A	(a)
Montana	819,700	Pricing service	N/A	N/A	N/A	(a)
Pennsylvania	685,000	Pricing service	N/A	N/A	N/A	(a)
South Carolina	3,916,417	Pricing service	N/A	N/A	N/A	(a)
Investments
matured	2,551,166	Pricing service	N/A	N/A	N/A	(a)
Total	$ 40,214,163

(a)Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities' fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

Note 4 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$15,600
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	98,401

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the

71 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 – Tax Information

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

	Seven Months
	Ended
	February 29,	Year Ended	Year Ended
	2020	July 31, 2019	July 31, 2018
Ordinary income	$1,621,497	$1,304,758	$1,815,896
Ordinary income - Tax-Exempt	43,883,070	68,778,452	75,836,788
Total distributions	$45,504,567	$70,083,210	$77,652,684

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt incomee	$62,746,709
Net unrealized appreciation - investments	126,341,048
Temporary book/tax differences	(1,196,914)
Capital loss carryforward	(211,743,539)
Shares of beneficial interest	2,389,802,861
Total net assets	$2,365,950,165

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, defaulted bonds and PIK securities.

The temporary book/tax differences are a result of timing differences between book and

72 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	13,153,980	$198,589,559	$211,743,539

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months February 29, 2020 was $318,067,281 and $183,111,397, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$220,935,313
Aggregate unrealized (depreciation) of investments	(94,594,265)
Net unrealized appreciation of investments	$126,341,048

Cost of investments for tax purposes is $2,320,225,534.

Note 8 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of TOBS and defaulted bonds, on February 29, 2020, undistributed net investment income was increased by $3,305,893, undistributed net realized gain (loss) was decreased by $3,292,602, and shares of beneficial interest was decreased by $13,291. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

73 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	18,246,658	$139,874,692	50,178,815	$364,955,299	28,614,262	$197,436,443
Automatic
Conversion
Class C
to Class A
Shares	5,360,877	40,964,301	—	—	—	—
Dividends
and/or
distributions
reinvested	3,378,316	25,910,666	5,040,556	36,388,723	5,865,036	40,598,446
Redeemed	(17,909,321)	(136,949,855)	(32,194,363)	(231,077,053)	(50,725,907)	(350,345,661)
Net increase	9,076,530	$69,799,804	23,025,008	$170,266,969	(16,246,609)	$(112,310,772)
(decrease)

Class B
Sold	—	$—	—	$—	4,087	$27,927
Dividends
and/or
distributions
reinvested	—	—	—	—	7,194	49,217
Redeemed3	—	—	—	—	(418,049)	(2,867,159)
Net increase	— $	—	— $	—	(406,768)	$(2,790,015)
(decrease)

Class C
Sold	1,851,867	$14,037,060	4,487,667	$32,043,254	6,385,881	$43,627,744
Dividends
and/or
distributions
reinvested	420,443	3,195,660	1,106,864	7,903,014	1,458,898	10,011,281
Automatic
Conversion
Class C	(5,403,995)	(40,964,301)	—	—	—	—
to Class A
Shares
Redeemed	(2,707,809)	(20,505,920)	(19,794,957)	(143,984,879)	(13,266,158)	(90,696,535)
Net increase	(5,839,494)	$(44,237,501)	(14,200,426)	$(104,038,611)	(5,421,379)	$(37,057,510)
(decrease)

Class Y
Sold	12,532,149	$95,781,433	20,301,881	$145,423,152	20,243,125	$139,712,619
Dividends
and/or
distributions
reinvested	1,295,804	9,907,542	2,048,456	14,735,837	2,131,822	14,709,224
Redeemed	(8,945,093)	(68,020,844)	(15,452,038)	(110,596,567)	(24,589,872)	(168,530,215)
Net increase	4,882,860	$37,668,131	6,898,299	$49,562,422	(2,214,925)	$(14,108,372)
(decrease)

74 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class R64
Sold	717,794	$5,423,876	1,348	$10,000	—	$—
Dividends
and/or
distributions
reinvested	7,135	55,427	—	—	—	—
Redeemed	(20,895)	(167,317)	—	—	—	—
Net increase	704,034	$5,311,986	1,348	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to February 29, 2020, the Fund incurred fees of $800,566. The average daily balance of borrowings under this agreement is $5,453,521 with an average interest rate of 1.78%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At February 29, 2020, the Fund had no borrowings outstanding under this agreement. Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the seven months ended February 29, 2020 were $78,487,500 and 1.72%, respectively.

75 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

76 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund (formerly known as Oppenheimer Rochester® AMT-Free Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable

77 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

78 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	96.44%

*The above percentages are based on ordinary income dividends paid to shareholders during the Fund's reporting period.

79 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

80 INVESCO OPPENHEIMER ROCHESTER-AMT FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

81 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

82 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

83 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

84 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

85 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

86 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

87 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

88 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

89 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

90 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

91 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

92 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

93 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

94 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

95 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

96 INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROAFM-AR-1 04272020

Shareholder Report for the

Five Months Ended 2/29/20

Invesco

Oppenheimer

Rochester® AMT-

Free New York

Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester AMT-Free New York Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	8
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	34
Statement of Operations	36
Statement of Changes in Net Assets	37
Financial Highlights	38
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	60
Tax Information	62
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	63
Trustees and Officers	64
Invesco's Privacy Notice	76

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Index

1-Year	12.25	7.43	9.46
5-Year	5.77	4.86	4.01
10-Year	5.83	5.37	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund's Class A shares (without sales charge) returned 12.25% during the reporting period, outperforming the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%.

During the 5-month period ended February 29, 2020, the Funds Class A shares (without sales charge) returned 5.77%, outperforming the Index which returned 4.01%.

Pleas note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS AND YOUR FUND

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. New York's economy is subject to volatility due to the significance of the financial services industry to its economic base. New York's gross domestic product, the value of all goods and services produced in the state, rose to $1.74 trillion in the third quarter of 2019, which makes New York the third-largest economy in the US.1 As of December 2019, the state's unemployment rate was 3.9%, which is higher than the national unemployment rate of 3.5%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York's financial performance was strained during the 2007-2009 recession, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. However, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York's pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet

4 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

to be fully realized and should continue to drive performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as

2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, highways/ commuter facilities, and higher education, the Fund's second largest, third largest, and largest sectors, respectively - significantly contributed to the Fund's performance. Electric utilities and special tax, among other sectors, were also strong contributors to the Fund's performance. The security selection in real estate management and development and sales tax revenue were detractors.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender

5 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.5

Thank you for investing in Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: Bloomberg Barclays

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Michael Camarella, Scott Cottier, Mark DeMitry, Timothy O'Reilly, Mark Paris, Troy Willis, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights

6 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP FIVE DEBT HOLDINGS/ISSUERS

New York Liberty Development
Corp. (Goldman Sachs	2.4%
Headquarters); Series 2005, Ref.

RB
Utility Debt Securitization	2.0
Authority; Series 2017, RB

MTA Hudson Rail Yards Trust	2.0
Obligations; Series 2016 A, RB

New York Counties Tobacco Trust	1.8
VI; Series 2016 A, Ref. RB

New York Liberty Development	1.8
Corp. (3 World Trade Center);
Series 2014 1, Ref. RB

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION
	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	3.8%	0.2%	4.0%
AA	34.6	0.0	34.6
A	23.3	0.0	23.3
BBB	9.1	5.2	14.3
BB or lower	12.3	11.5	23.8
Total	83.1%	16.9%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

8 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPNYX)	8/16/84	12.25%	5.77%	5.83%	6.60%
Class C (ONYCX)	8/29/95	11.48	4.99	5.02	4.95
Class Y (ONYYX)	1/31/11	12.59	6.03	N/A	7.09
Class R6 (IORNX)	5/24/19	12.47	5.82	5.85	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPNYX)	8/16/84	7.43%	4.86%	5.37%	6.47%
Class C (ONYCX)	8/29/95	10.48	4.99	5.02	4.95
Class Y (ONYYX)	1/31/11	12.59	6.03	N/A	7.09
Class R6 (IORNX)	5/24/19	12.47	5.82	5.85	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund (Class A shares with salesch Bloomberg Barclays Municipal Index

Consumer Price Index

$20,000

											$16,873
15,000											$15,538
											$11,935
10,000
5,000
0	|	|	|	|	|	|	|	|	|	|	|

2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund's performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance, and does not predict or depict performance of

10 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,039.30	$5.18
Class C	1,000.00	1,036.20	9.05
Class Y	1,000.00	1,041.30	3.97
Class R6	1,000.00	1,040.90	3.46
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.79	5.14
Class C	1,000.00	1,016.01	8.96
Class Y	1,000.00	1,020.98	3.93
Class R6	1,000.00	1,021.48	3.42

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	1.02%

Class C	1.78
Class Y	0.78
Class R6	0.68

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Februrary 29, 2020

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.1%
New York—96.1%
$3,765,000	Albany (County of), NY Industrial Development
	Agency (Sage Colleges (The)); Series 1999 A, RB	5.300%	04/01/2029 $	3,744,707
200,000	Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2027	248,926
200,000	Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2032	245,444
570,000	Amherst Development Corp. (Daemen College);
	Series 2018, Ref. RB1	5.000	10/01/2024	644,641
8,755,000	Brookhaven (Town of), NY Industrial
	Development Agency (Dowling College Civic
	Facility); Series 2002, RB2,3	6.750	11/01/2032	88
215,000	Brookhaven Local Development Corp.
	(Jefferson's Ferry); Series 2016, Ref. RB1	5.250	11/01/2036	257,548
4,000,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2042	4,668,440
270,000	Buffalo & Erie County Industrial Land
	Development Corp. (Buffalo State College
	Foundation Housing Corp.); Series 2011, RB1	5.375	10/01/2041	283,557
130,000	Buffalo & Erie County Industrial Land
	Development Corp. (Buffalo State College
	Foundation Housing Corp.); Series 2011, RB1	6.000	10/01/2031	137,384
160,000	Buffalo & Erie County Industrial Land
	Development Corp. (Charter School for Applied
	Technology); Series 2017 A, Ref. RB1	5.000	06/01/2035	183,755
530,000	Buffalo & Erie County Industrial Land
	Development Corp. (Medaille College); Series
	2013, Ref. RB1	5.000	04/01/2022	541,596
4,555,000	Buffalo & Erie County Industrial Land
	Development Corp. (Medaille College); Series
	2013, Ref. RB1	5.250	04/01/2035	4,767,627
1,200,000	Buffalo & Erie County Industrial Land
	Development Corp. (Medaille College); Series
	2018, Ref. RB1	5.000	10/01/2038	1,323,936
450,000	Build NYC Resource Corp. (Children's Aid
	Society (The)); Series 2019, RB1	4.000	07/01/2044	535,788
1,360,000	Build NYC Resource Corp. (Consortium for
	Worker Education, Inc.); Series 2020, RB1	5.000	12/01/2049	1,510,525
170,000	Build NYC Resource Corp. (Manhattan College);
	Series 2017, Ref. RB1	5.000	08/01/2032	213,008
290,000	Build NYC Resource Corp. (Manhattan College);
	Series 2017, Ref. RB1	5.000	08/01/2036	357,550
600,000	Build NYC Resource Corp. (Manhattan College);
	Series 2017, Ref. RB1	5.000	08/01/2047	727,776
190,000	Build NYC Resource Corp. (New Dawn Charter
	Schools); Series 2019, RB1	5.625	02/01/2039	207,252
230,000	Build NYC Resource Corp. (New Dawn Charter
	Schools); Series 2019, RB1	5.750	02/01/2049	249,985
	14	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$650,000	Build NYC Resource Corp. (New York Law
	School); Series 2016, Ref. RB1	5.000%	07/01/2041 $	743,015
925,000	Build NYC Resource Corp. (Special Needs
	Facilities Pooled Program); Series 2013 A-1, RB1	5.250	07/01/2023	946,885
1,490,000	Build NYC Resource Corp. (Special Needs
	Facilities Pooled Program); Series 2013 A-1, RB1	5.375	07/01/2028	1,537,859
790,000	Build NYC Resource Corp. (Special Needs
	Facilities Pooled Program); Series 2013 A-1, RB1	5.750	07/01/2033	819,901
140,000	Build NYC Resource Corp. (YMCA of Greater
	New York); Series 2012, RB1	5.000	08/01/2032	154,013
240,000	Bushnell's Basin Fire Association Inc.; Series
	2005 B, RB1	5.750	11/01/2030	240,103
25,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2027	25,202
30,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2028	30,239
30,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2029	30,234
30,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2030	30,229
35,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2031	35,264
35,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2032	35,261
35,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2033	35,258
40,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2034	40,296
40,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2035	40,297
45,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2036	45,334
45,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2037	45,331
50,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2038	50,362
50,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2039	50,359
55,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2040	55,390
55,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2041	55,386
60,000	Canandaigua & Bristol (Towns of), NY; Series
	2007, GO Bonds1	5.000	12/15/2042	60,414
100,000	Cattaraugus (County of), NY (St. Bonaventure
	University); Series 2014, RB1	5.000	05/01/2034	114,217
100,000	Cattaraugus (County of), NY (St. Bonaventure
	University); Series 2014, RB1	5.000	05/01/2039	113,424
500,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.375	07/01/2026	517,440
	15	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$500,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.625%	07/01/2031 $	517,400
1,000,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.875	07/01/2041	1,033,530
15,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.500	06/15/2021	15,151
15,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.500	06/15/2022	15,135
15,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.500	06/15/2023	15,130
15,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.500	06/15/2024	15,131
20,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.500	06/15/2025	20,167
20,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2026	20,160
20,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2027	20,158
20,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2028	20,154
25,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2029	25,192
25,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2030	25,192
25,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2031	25,193
25,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2032	25,195
30,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2033	30,230
30,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2034	30,231
30,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2035	30,229
35,000	Deerfield (Town of), NY; Series 2006, GO Bonds1	5.600	06/15/2036	35,268
435,000	Dutchess County Local Development Corp.
	(Anderson Center Services, Inc.); Series 2010,
	RB1	6.000	10/01/2030	444,531
250,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2010 A, RB1	5.250	07/01/2025	253,590
450,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2010 A, RB1	5.750	07/01/2030	457,195
100,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2010 A, RB1	5.750	07/01/2040	101,599
12,200,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2016 B, RB1	5.000	07/01/2046	14,485,304
120,000	Dutchess County Local Development Corp.
	(Nuvance Health); Series 2019 B, RB1	4.000	07/01/2044	139,626
300,000	Dutchess County Local Development Corp.
	(Nuvance Health); Series 2019 B, RB1	4.000	07/01/2049	346,746
160,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2034	200,878
160,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2036	199,531
235,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2037	292,211
500,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2042	616,760
265,000	Erie County Industrial Development Agency
	(The) (School District Buffalo); Series 2011 A,
	RB1	5.250	05/01/2030	278,314
225,000	Erie County Industrial Development Agency
	(The) (School District Buffalo); Series 2011 A,
	RB1	5.250	05/01/2031	236,198

16 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$135,000	Erie County Industrial Development Agency
	(The) (School District Buffalo); Series 2011 A,
	RB1	5.250%	05/01/2032 $	141,687
75,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 A, RB1	5.000	06/01/2031	75,058
5,000,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 A, RB1	5.000	06/01/2038	5,002,650
74,000,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 D, RB	8.223 4	06/01/2055	5,524,100
545,000	Genesee (County of), NY Industrial Development
	Agency (United Memorial Medical Center);
	Series 2007, RB1	5.000	12/01/2027	546,417
18,750,000	Glen Cove Local Economic Assistance Corp.
	(Garvies Point Public Improvement); Series 2016
	B, RB	5.982 4	01/01/2045	7,884,187
965,000	Glen Cove Local Economic Assistance Corp.
	(Tiegerman School); Series 2018 A, RB1	5.500	07/01/2044	1,047,479
5,000,000	Guilderland (Town of), NY Industrial
	Development Agency; Series 2017 A, RB	5.875	01/01/2052	5,223,600
1,640,000	Hempstead Town Local Development Corp.
	(Evergreen Charter School); Series 2019, Ref.
	RB1	6.800	12/01/2044	1,742,566
300,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2029	347,832
300,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2034	345,477
250,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2039	285,812
200,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2044	227,392
100,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2029	124,614
80,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2030	98,989
75,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2031	92,125
135,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2032	165,442
135,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2035	164,476
110,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2036	133,846
80,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2038	96,865
25,765,000	Hudson Yards, NY Infrastructure Corp.5	5.000	02/15/2042	31,809,911
5,000,000	Hudson Yards, NY Infrastructure Corp.5	5.000	02/15/2045	6,152,050
2,250,000	Huntington Local Development Corp.; Series
	2016, RB1	6.500	12/01/2046	2,517,007
4,000,000	Long Island (City of), NY Power Authority; Series
	2017, RB1	5.000	09/01/2042	4,949,560
	17	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,185,000	Long Island Power Authority; Series 2014 A,
	Ref. RB1	5.000%	09/01/2039 $	1,378,155
2,970,000	Long Island Power Authority; Series 2014 A,
	Ref. RB1	5.000	09/01/2044	3,423,370
2,500,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2035	3,070,725
1,250,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2036	1,531,875
1,680,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2041	2,038,781
5,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2034	6,407,800
1,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2039	1,265,550
2,565,000	Metropolitan Transportation Authority (Climate
	Bond Certified); Series 2017 A-1, RB1	5.250	11/15/2057	3,153,334
350,000	Metropolitan Transportation Authority; Series
	2012 D, Ref. RB1	5.000	11/15/2032	388,346
215,000	Metropolitan Transportation Authority; Series
	2012 H, RB1	5.000	11/15/2033	239,989
185,000	Metropolitan Transportation Authority; Series
	2012 H, RB1	5.000	11/15/2033	205,169
2,000,000	Metropolitan Transportation Authority; Series
	2014 B, RB1	5.000	11/15/2044	2,277,580
900,000	Metropolitan Transportation Authority; Series
	2014 B, RB1	5.250	11/15/2039	1,051,065
5,000,000	Metropolitan Transportation Authority; Series
	2016 A1, RB1	5.250	11/15/2056	6,042,000
10,000,000	Metropolitan Transportation Authority; Series
	2016 B, Ref. RB1	5.000	11/15/2037	12,280,200
2,000,000	Metropolitan Transportation Authority; Series
	2016 C-1, RB1	5.250	11/15/2056	2,448,560
2,000,000	Metropolitan Transportation Authority; Series
	2016, Ref. RB1	5.000	11/15/2035	2,465,120
5,000,000	Metropolitan Transportation Authority; Series
	2017 A1, RB1	5.000	11/15/2051	5,996,750
350,000	Monroe County Industrial Development Corp.
	(Monroe Community College); Series 2014,
	Ref. RB1	5.000	01/15/2028	400,988
500,000	Monroe County Industrial Development Corp.
	(Monroe Community College); Series 2014,
	Ref. RB1	5.000	01/15/2029	572,580
150,000	Monroe County Industrial Development Corp.
	(Monroe Community College); Series 2014,
	Ref. RB1	5.000	01/15/2038	170,266
150,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.000	10/01/2026	160,126
75,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.250	10/01/2031	80,357

18 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$540,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.500%	10/01/2041 $	580,684
1,450,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital(The)); Series 2013
	A, Ref. RB1	5.000	12/01/2032	1,587,982
1,400,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital); Series 2017, RB1	5.000	12/01/2036	1,709,372
3,200,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital); Series 2017, RB1	5.000	12/01/2046	3,864,352
3,000,000	Monroe County Industrial Development Corp.
	(St. Ann's Community); Series 2019, Ref. RB1	5.000	01/01/2050	3,363,120
150,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2011, RB1	5.625	06/01/2026	158,644
250,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2011, RB1	6.000	06/01/2034	265,942
100,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2029	115,939
285,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2044	324,461
180,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.500	06/01/2034	212,776
2,165,000	MTA Hudson Rail Yards Trust Obligations; Series
	2016 A, RB1	5.000	11/15/2046	2,169,200
17,000,000	MTA Hudson Rail Yards Trust Obligations; Series
	2016 A, RB1	5.000	11/15/2056	19,104,430
135,000	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	A, RB	6.500	01/01/2032	137,334
3,307,500	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	A, RB	6.700	01/01/2049	3,321,590
1,220,557	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	C, RB2	2.000	01/01/2049	183,084
1,210,000	Nassau (County of), NY Industrial Development
	Agency; Series 2003 A-C, RB1	7.000	09/01/2028	1,214,816
1,060,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2040	1,330,130
1,490,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2045	1,851,519
2,235,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2049	2,764,829
290,000	Nassau County Local Economic Assistance Corp.
	(Hispanic Counseling Center Inc.); Series 2018
	A2, Ref. RB1	5.200	12/01/2037	312,701
2,000,000	Nassau County Local Economic Assistance Corp.
	(South Nassau Communities Hospital); Series
	2012, Ref. RB1	5.000	07/01/2031	2,151,440
	19	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,240,000	Nassau County Tobacco Settlement Corp.; Series
	2006 A-2, RB1	5.250%6	06/01/2026 $	3,240,324
60,000,000	Nassau County Tobacco Settlement Corp.; Series
	2006 D, RB	6.761 4	06/01/2060	2,181,000
3,095,000	New Rochelle (City of), NY (70 Nardozzi/City
	DPW); Series 2018 A-2, RB1	5.125	08/01/2050	3,359,932
350,000	New Rochelle (City of), NY (Iona College); Series
	2015 A, Ref. RB1	5.000	07/01/2032	406,994
565,000	New Rochelle (City of), NY (Iona College); Series
	2015 A, Ref. RB1	5.000	07/01/2033	655,423
450,000	New Rochelle (City of), NY (Iona College); Series
	2015 A, Ref. RB1	5.000	07/01/2034	521,118
200,000	New Rochelle (City of), NY (Iona College); Series
	2015 A, Ref. RB1	5.000	07/01/2040	229,364
225,000	New Rochelle (City of), NY (Iona College); Series
	2015 A, Ref. RB1	5.000	07/01/2045	256,826
2,300,000	New York & New Jersey (States of) Port
	Authority (JFK International Air Terminal LLC);
	Series 2010 8, RB1	6.500	12/01/2028	2,402,235
5,000,000	New York & New Jersey (States of) Port
	Authority; Series 2011, RB1	5.250	07/15/2036	5,198,100
9,475,000	New York & New Jersey (States of) Port
	Authority; Series 2016, Ref. RB1	5.000	11/15/2041	11,758,665
6,000,000	New York & New Jersey (States of) Port
	Authority; Series 2017 200, Ref. RB1	5.000	10/15/2047	7,386,060
10,240,000	New York & New Jersey (States of) Port
	Authority; Series 2019 217, RB1	4.000	11/01/2049	12,253,389
3,870,000	New York (City of), NY Industrial Development
	Agency (Child School (The)); Series 2003, RB1	7.550	06/01/2033	3,905,875
95,000	New York (City of), NY Industrial Development
	Agency (Comprehensive Care Management);
	Series 2005 C-2, RB1	6.000	05/01/2026	95,037
285,000	New York (City of), NY Industrial Development
	Agency (Comprehensive Care Management);
	Series 2005 E-2, RB1	6.125	11/01/2035	285,054
1,305,000	New York (City of), NY Industrial Development
	Agency (Guttmacher Institute, Inc.); Series 2007
	B, RB1	5.750	12/01/2036	1,307,558
35,000	New York (City of), NY Industrial Development
	Agency (Independent Living Association, Inc.);
	Series 2005 A, RB1	6.200	07/01/2020	35,033
2,000,000	New York (City of), NY Industrial Development
	Agency (Queens Baseball Stadium); Series 2009,
	RB1	6.500	01/01/2046	2,008,200
4,600,000	New York (City of), NY Industrial Development
	Agency (United Jewish Appeal); Series 2004,
	RB1	5.000	07/01/2034	4,949,002
1,200,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB1,7	3.125	03/01/2022	1,223,736

20 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$120,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB1	5.000%	03/01/2036 $	121,120
7,715,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2009 A, RB1	7.000	03/01/2049	7,791,070
2,500,000	New York (City of), NY Industrial Development
	Agency (Yeled Yalda Early Childhood); Series
	2007 B, RB1	5.725	11/01/2037	2,501,825
10,000	New York (City of), NY Industrial Development
	Agency; Series 2007 A1, RB1	4.500	07/01/2021	10,006
1,050,000	New York (City of), NY Municipal Water Finance
	Authority; Series 2019 CC-1, RB1	4.000	06/15/2049	1,252,566
5,500,000	New York (City of), NY Transitional Finance
	Authority; Series 2011 S-1, RB1	5.250	07/15/2037	5,835,885
9,245,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 E-1, RB1	5.000	02/01/2041	10,899,578
1,395,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S, RB1	5.000	07/15/2034	1,668,936
2,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S, RB1	5.000	07/15/2034	2,425,140
10,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S, RB1	5.000	07/15/2035	11,939,200
1,500,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S, RB1	5.000	07/15/2036	1,812,150
1,500,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S-2, RB1	5.000	07/15/2035	1,816,545
5,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 E-1, RB1	5.000	02/01/2037	6,092,950
2,387,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 E-1, RB1	5.000	02/01/2040	2,892,304
835,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 S-1, RB1	5.000	07/15/2043	1,009,097
920,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 C, Ref. RB1	5.000	11/01/2030	1,171,602
1,470,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 C, Ref. RB1	5.000	11/01/2032	1,868,047
5,800,000	New York (City of), NY Transitional Finance
	Authority; Series 2019 S1B, RB1	4.000	07/15/2041	6,934,770
5,620,000	New York (City of), NY Transitional Finance
	Authority; Series 2019 S1B, RB1	4.000	07/15/2042	6,702,805
1,100,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	4.000	01/01/2039	1,311,695
290,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2033	383,229
300,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2034	395,607
	21	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$400,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000%	01/01/2037 $	524,208
300,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2038	391,821
1,000,000	New York (City of), NY Trust for Cultural
	Resources (Wildlife Conservation Society); Series
	2013 A, RB1	5.000	08/01/2033	1,132,540
6,065,000	New York (City of), NY Water Finance Authority;
	Series 2016 CC1, Ref. RB1	5.000	06/15/2038	7,587,800
45,000	New York (City of), NY; Series 1993 F, GO
	Bonds1	6.000	05/15/2022	45,175
15,000	New York (City of), NY; Series 1997 C, GO
	Bonds1	5.500	11/15/2037	15,053
700,000	New York (City of), NY; Series 2011 A-1, GO
	Bonds1	5.000	08/01/2035	742,798
7,360,000	New York (City of), NY; Series 2016 B-1, GO
	Bonds1	5.000	12/01/2037	9,181,821
10,000,000	New York (City of), NY; Series 2018 F-1, GO
	Bonds1	5.000	04/01/2039	12,683,000
5,000,000	New York (City of), NY; Series 2019 A-1, GO
	Bonds1	4.000	08/01/2044	5,960,200
3,000,000	New York (City of), NY; Series 2019 B-1, GO
	Bonds1	5.000	10/01/2042	3,900,750
5,000,000	New York (City of), NY; Series 2019 B-1, GO
	Bonds1	5.000	10/01/2043	6,486,700
5,985,000	New York (State of) Dormitory Authority
	(Alliance Long Island AGYS, Inc.); Series 2015
	A2, Ref. RB1	5.350	12/01/2035	6,369,297
2,040,000	New York (State of) Dormitory Authority
	(Alliance Long Island AGYS, Inc.); Series 2015
	B1, Ref. RB1	6.175	12/01/2031	2,082,554
150,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2027	164,865
150,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2028	164,865
70,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2029	76,937
70,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2030	76,937
1,250,000	New York (State of) Dormitory Authority
	(Catholic Health System Obligated Group);
	Series 2012 A, RB1	4.750	07/01/2039	1,331,200
300,000	New York (State of) Dormitory Authority
	(Catholic Health System Obligated Group);
	Series 2012 B, RB1	4.750	07/01/2039	319,488
125,000	New York (State of) Dormitory Authority
	(Catholic Health System Obligated Group);
	Series 2012 B, RB1	5.000	07/01/2032	135,533

22 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,255,000	New York (State of) Dormitory Authority (Cornell
	University); Series 2019, RB1	5.000%	07/01/2035 $	3,361,393
2,750,000	New York (State of) Dormitory Authority (Cornell
	University); Series 2019, RB1	5.000	07/01/2036	4,146,615
50,000	New York (State of) Dormitory Authority
	(Culinary Institute of America); Series 2012, RB1	5.000	07/01/2034	54,458
6,425,000	New York (State of) Dormitory Authority (FIT
	Student Housing Corp.); Series 2007, RB1	5.250	07/01/2027	7,921,575
3,765,000	New York (State of) Dormitory Authority (FIT
	Student Housing Corp.); Series 2007, RB1	5.250	07/01/2028	4,729,329
100,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2014, RB1	5.000	07/01/2030	116,671
765,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2016 A, Ref. RB1	5.000	07/01/2041	936,544
750,000	New York (State of) Dormitory Authority
	(Highland Hospital); Series 2010, RB1	5.000	07/01/2026	759,082
750,000	New York (State of) Dormitory Authority
	(Highland Hospital); Series 2010, RB1	5.200	07/01/2032	759,067
250,000	New York (State of) Dormitory Authority (Iona
	College); Series 2012 A, RB1	5.000	07/01/2032	269,568
3,200,000	New York (State of) Dormitory Authority (Long
	Island University); Series 2012, RB1	5.000	09/01/2025	3,518,112
415,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	5.000	08/01/2034	530,461
480,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	5.000	08/01/2035	611,510
700,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2020 A,
	Ref. RB1	4.000	09/01/2050	811,853
1,000,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2011, Ref. RB1	5.000	07/01/2031	1,054,180
400,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2015 A, Ref. RB1	5.000	07/01/2040	475,840
1,855,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2035	2,268,721
1,915,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2036	2,336,511
1,265,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2037	1,539,239
595,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2041	717,778
6,650,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2046	7,964,439
1,110,000	New York (State of) Dormitory Authority (New
	York University); Series 2015 A, Ref. RB1	5.000	07/01/2045	1,326,195
5,000,000	New York (State of) Dormitory Authority (New
	York University); Series 2016 A, Ref. RB1	5.000	07/01/2035	6,228,450
	23	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$740,000	New York (State of) Dormitory Authority (New
	York University); Series 2019 A, RB1	5.000%	07/01/2042 $	973,796
4,460,000	New York (State of) Dormitory Authority (New
	York University); Series 2019 A, RB1	5.000	07/01/2049	5,806,117
1,000,000	New York (State of) Dormitory Authority (North
	Shore - Long Island Jewish Obligated Group);
	Series 2009, RB1	5.000	05/01/2039	1,072,390
645,000	New York (State of) Dormitory Authority (NYU
	Hospitals Center); Series 2014, Ref. RB1	5.000	07/01/2028	755,243
1,500,000	New York (State of) Dormitory Authority (NYU);
	Series 2012 A, RB1	5.000	07/01/2037	1,648,230
600,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2029	741,588
400,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2030	491,952
300,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2032	366,621
300,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2033	365,505
300,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2035	363,378
200,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2036	241,504
200,000	New York (State of) Dormitory Authority (Orange
	Regional Medical Center); Series 2017, Ref. RB1	5.000	12/01/2037	240,842
325,000	New York (State of) Dormitory Authority
	(Ozanam Hall of Queens Nursing Home, Inc.);
	Series 2006, RB1	5.000	11/01/2026	325,822
500,000	New York (State of) Dormitory Authority (Pratt
	Institute); Series 2016, Ref. RB1	5.000	07/01/2046	593,985
830,000	New York (State of) Dormitory Authority
	(Rochester Institute of Technology); Series 2019
	A, RB1	4.000	07/01/2044	978,852
800,000	New York (State of) Dormitory Authority
	(Rochester Institute of Technology); Series 2019
	A, RB1	5.000	07/01/2049	1,015,168
300,000	New York (State of) Dormitory Authority
	(Rochester Institute Technology); Series 2010,
	RB1	5.000	07/01/2040	304,212
3,150,000	New York (State of) Dormitory Authority
	(Rockefeller University); Series 2019 C, Ref. RB1	4.000	07/01/2049	3,761,226
1,800,000	New York (State of) Dormitory Authority
	(Rockefeller University); Series 2019, RB1	5.000	07/01/2050	2,332,332
200,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 A, RB1	5.000	07/01/2027	219,820
50,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 A, RB1	5.000	07/01/2028	54,955
935,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 B, RB1	5.000	07/01/2030	1,028,809

24 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 B, RB1	5.000%	07/01/2030 $	5,496
1,015,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 B, RB1	5.000	07/01/2030	1,110,897
100,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2015 A, Ref. RB1	5.000	07/01/2034	118,989
500,000	New York (State of) Dormitory Authority (St.
	Joseph's College); Series 2010, RB1	5.250	07/01/2035	503,655
1,350,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2015 B,
	Ref. RB1	5.000	07/01/2030	1,624,860
1,300,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2015 B,
	Ref. RB1	5.000	07/01/2031	1,562,717
1,400,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2015 B,
	Ref. RB1	5.000	07/01/2032	1,679,986
1,750,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2015 B,
	Ref. RB1	5.000	07/01/2033	2,096,920
1,750,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2015 B,
	Ref. RB1	5.000	07/01/2040	2,075,850
1,000,000	New York (State of) Dormitory Authority (State
	University Educational Facilities); Series 2012,
	RB1	5.000	05/15/2030	1,091,430
850,000	New York (State of) Dormitory Authority (State
	University of New York); Series 2019, RB1	4.000	07/01/2049	997,348
3,030,000	New York (State of) Dormitory Authority (United
	Cerebral Palsy Association); Series 2017 A, RB1	5.500	12/01/2047	3,216,194
4,800,000	New York (State of) Dormitory Authority (United
	Cerebral Palsy Association); Series 2017 A2, RB1	5.375	09/01/2050	5,125,920
1,425,000	New York (State of) Dormitory Authority (United
	Cerebral Palsy Association); Series 2017 A2,
	Ref. RB1	5.375	10/01/2042	1,553,934
4,330,000	New York (State of) Dormitory Authority (Yeshiva
	University); Series 2009, RB1	5.000	09/01/2038	4,339,743
1,110,000	New York (State of) Dormitory Authority (Yeshiva
	University); Series 2011 A, RB1	5.000	11/01/2031	1,164,301
375,000	New York (State of) Dormitory Authority; Series
	2010 B-1, RB1	7.000	07/01/2035	382,639
10,000,000	New York (State of) Dormitory Authority; Series
	2014 C, RB1	5.000	03/15/2035	11,630,700
2,005,000	New York (State of) Dormitory Authority; Series
	2015 A-1, Ref. RB1	4.800	12/01/2023	2,058,513
5,000,000	New York (State of) Dormitory Authority; Series
	2016, Ref. RB1	5.000	02/15/2041	6,160,350
10,000,000	New York (State of) Dormitory Authority; Series
	2020 D, Ref. RB1	4.000	02/15/2047	11,987,000
	25	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$190,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000%	01/01/2033 $	243,652
340,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000	01/01/2034	434,887
385,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000	01/01/2035	491,645
10,000,000	New York (State of) Thruway Authority; Series
	2019 B, RB1	4.000	01/01/2045	11,889,600
12,000,000	New York (State of) Thruway Authority; Series
	2019 B, RB1	4.000	01/01/2050	14,142,840
5,000,000	New York City Health & Hospitals Corp.; Series
	2010 A, RB1	5.000	02/15/2030	5,014,700
5,000	New York City Housing Development Corp.;
	Series 1999 E, RB1	6.250	05/01/2036	5,016
1,560,000	New York Counties Tobacco Trust I; Series 2000
	A, RB1	6.500	06/01/2035	1,561,544
2,085,000	New York Counties Tobacco Trust II; Series 2001,
	RB1	5.625	06/01/2035	2,093,403
15,000	New York Counties Tobacco Trust II; Series 2001,
	RB1	5.750	06/01/2043	15,223
270,000	New York Counties Tobacco Trust III; Series
	2003, RB1	6.000	06/01/2043	270,472
850,000	New York Counties Tobacco Trust IV; Series 2005
	A, RB1	5.000	06/01/2038	850,212
84,200,000	New York Counties Tobacco Trust V; Series 2005
	S-3, RB	6.845 4	06/01/2055	5,995,040
155,400,000	New York Counties Tobacco Trust V; Series 2005
	S4B, RB	7.845 4	06/01/2060	6,041,952
15,615,000	New York Counties Tobacco Trust VI; Series 2016
	A, Ref. RB1	5.625	06/01/2035	17,059,856
2,740,000	New York Counties Tobacco Trust VI; Series 2016
	A, Ref. RB1	6.000	06/01/2043	3,118,860
2,085,000	New York Counties Tobacco Trust VI; Series 2016
	A-1, Ref. RB1	5.750	06/01/2043	2,667,153
1,125,000	New York Counties Tobacco Trust VI; Series 2016
	A2, Ref. RB1	5.000	06/01/2051	1,200,645
14,875,000	New York Liberty Development Corp. (3 World
	Trade Center); Series 2014 1, Ref. RB1	5.000	11/15/2044	16,760,109
2,000,000	New York Liberty Development Corp. (4 World
	Trade Center); Series 2011, Ref. RB1	5.000	11/15/2031	2,142,440
15,580,000	New York Liberty Development Corp. (Goldman
	Sachs Headquarters); Series 2005, Ref. RB1	5.250	10/01/2035	22,528,836
5,025,000	New York Liberty Development Corp. (Goldman
	Sachs Headquarters); Series 2007, RB1	5.500	10/01/2037	7,655,537
10,000,000	New York Liberty Development Corp.; Series
	2011, Ref. RB1	5.750	11/15/2051	10,832,000
1,000,000	New York State Dormitory Authority; Series
	2016 A, Ref. RB1	5.000	07/01/2036	1,229,120
2,000,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	4.000	03/15/2043	2,397,900

26 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	4.000%	03/15/2046 $	5,962,250
100,000	Niagara Area Development Corp. (Niagara
	University); Series 2012 A, RB1	5.000	05/01/2035	108,980
150,000	Niagara Area Development Corp. (Niagara
	University); Series 2012 A, RB1	5.000	05/01/2042	163,470
15,475,000	NY MTA5	5.250	11/15/2056	18,663,880
10,000,000	NY MTA (Green Bond)5	5.250	11/15/2057	12,463,050
9,340,000	NYC Transitional Finance Authority (Future Tax)5	5.000	05/01/2040	11,784,768
180,000	Oneida County Local Development Corp.
	(Mohawk Valley Health System); Series 2019,
	Ref. RB1	4.000	12/01/2038	213,725
580,000	Oneida County Local Development Corp.
	(Mohawk Valley Health System); Series 2019,
	Ref. RB1	4.000	12/01/2049	674,523
55,000	Onondaga (County of), NY Industrial
	Development Agency (Salina Free Library); Series
	2002 A, RB1	5.500	12/01/2022	55,111
280,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2033	347,200
200,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2034	247,584
250,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2037	307,795
150,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2040	183,363
2,250,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2011,
	RB1	5.000	12/01/2036	2,416,703
900,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2041	1,087,731
1,500,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2047	1,795,260
1,675,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2049	1,998,024
1,850,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	5.000	12/01/2043	2,425,443
2,650,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	5.000	12/01/2045	3,462,676
1,615,000	Onondaga Civic Development Corp. (Le Moyne
	College); Series 2010, RB1	5.200	07/01/2029	1,639,241
	27	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,810,000	Onondaga Civic Development Corp. (Le Moyne
	College); Series 2010, RB1	5.375%	07/01/2040 $	1,836,100
535,000	Onondaga Civic Development Corp. (Upstate
	Properties Development, Inc.); Series 2011, RB1	5.250	12/01/2041	576,142
1,060,000	Onondaga Civic Development Corp.; Series
	2015, Ref. RB1	5.000	10/01/2030	1,257,552
2,345,000	Onondaga Civic Development Corp.; Series
	2015, Ref. RB1	5.000	10/01/2040	2,720,927
750,000	Orange County Funding Corp.; Series 2013, RB1	6.500	01/01/2046	776,078
11,300,000	Port Authority NY/NJ, 205th Series5	5.250	11/15/2057	14,171,782
1,735,000	Rockland Tobacco Asset Securitization Corp.;
	Series 2001, RB1	5.625	08/15/2035	1,780,231
3,160,000	Rockland Tobacco Asset Securitization Corp.;
	Series 2001, RB1	5.750	08/15/2043	3,242,413
1,000,000	Schenectady Metroplex Development Authority;
	Series 2014 A, RB1	5.500	08/01/2033	1,152,900
100,000	St. Lawrence (County of), NY Industrial
	Development Agency (Clarkson University);
	Series 2011, RB1	6.000	09/01/2034	106,673
240,000	St. Lawrence (County of), NY Industrial
	Development Agency (Clarkson University);
	Series 2012 A, RB1	5.000	09/01/2041	254,647
225,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2012, RB1	5.000	07/01/2030	249,766
230,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2012, RB1	5.000	07/01/2031	255,344
815,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2012, RB1	5.000	07/01/2032	904,397
110,000	Suffolk (County of), NY Industrial Development
	Agency; Series 1996, Ref. RB2,3	6.700	12/01/2020	1
1,000,000	Suffolk County Economic Development Corp.
	(Peconic Landing); Series 2010, Ref. RB1	6.000	12/01/2040	1,038,810
270,000	Suffolk County Economic Development Corp.;
	Series 2010 A, RB1	7.375	12/01/2040	280,128
1,390,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2008 B, RB1	6.000	06/01/2048	1,392,141
1,075,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2008 B-1, RB	5.375	06/01/2028	1,077,483
15,750,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2008 D, RB	7.996 4	06/01/2048	1,718,325
750,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2012 B, RB1	5.000	06/01/2032	794,025
700,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2012 B, RB1	5.250	06/01/2037	743,470
8,220,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 A2, RB1	5.350	11/01/2049	8,564,911

28 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,175,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 B2, RB1	5.350%	11/01/2049 $	1,224,303
1,160,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 C2, RB1	5.350	11/01/2049	1,208,674
760,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 D2, RB1	5.350	11/01/2049	791,890
2,790,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 E2, RB1	5.350	11/01/2049	2,907,068
330,000	Tompkins County Development Corp. (Tompkins
	Cortland Community College Foundation, Inc.);
	Series 2013 A, RB	5.000	07/01/2032	214,500
2,785,000	Tompkins County Development Corp. (Tompkins
	Cortland Community College); Series 2013, RB	5.000	07/01/2038	1,810,250
300,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2013 A, Ref. RB1	5.000	11/15/2029	338,397
2,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2041	2,447,420
1,260,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2046	1,532,210
900,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2037	1,132,389
300,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2038	376,410
1,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2047	1,238,080
575,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2034	729,451
2,550,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2036	3,219,146
1,900,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2038	2,383,930
3,500,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2042	4,227,930
3,500,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2043	4,217,955
400,000	Triborough Bridge & Tunnel Authority; Series
	2012 B, Ref. RB1	5.000	11/15/2030	444,784
875,000	Triborough Bridge & Tunnel Authority; Series
	2017 B, Ref. RB1	5.000	11/15/2032	1,115,161
900,000	Triborough Bridge & Tunnel Authority; Series
	2017 B, Ref. RB1	5.000	11/15/2033	1,144,233
2,500,000	Triborough Bridge & Tunnel Authority; Series
	2017 B, Ref. RB1	5.000	11/15/2037	3,145,525
8,000,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	8,385,520
3,275,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2030	4,008,567
5,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2034	6,042,550
3,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2035	3,613,350
3,000,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2036	3,604,770
8,460,000	Utility Debt Securitization Authority; Series
	2017, RB1	5.000	12/15/2038	10,873,046
	29	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$15,000,000	Utility Debt Securitization Authority; Series
	2017, RB1	5.000%	12/15/2040 $	19,224,600
7,410,000	Westchester County Healthcare Corp.; Series
	2000 A, RB1	5.000	11/01/2030	7,831,407
325,000	Westchester County Healthcare Corp.; Series
	2010 B, RB1	6.125	11/01/2037	336,213
80,000	Westchester County Healthcare Corp.; Series
	2010 C, RB1	6.125	11/01/2037	82,851
10,000	Westchester County Healthcare Corp.; Series
	2010 C-2, RB1	6.125	11/01/2037	10,344
2,406,000	Westchester County Healthcare Corp.; Series
	2014 A, RB1	5.000	11/01/2044	2,693,276
500,000	Westchester County Local Development Corp.
	(Wartburg Senior Housing); Series 2015 A, Ref.
	RB1	5.000	06/01/2030	545,130
1,000,000	Westchester Tobacco Asset Securitization Corp.
	(Westchester Medical Center); Series 2016,
	Ref. RB1	5.000	11/01/2029	1,192,330
1,500,000	Westchester Tobacco Asset Securitization Corp.
	(Westchester Medical Center); Series 2016,
	Ref. RB1	5.000	11/01/2032	1,772,025
7,050,000	Westchester Tobacco Asset Securitization Corp.;
	Series 2016 C, Ref. RB1	5.000	06/01/2045	7,294,635
420,000	Yonkers Economic Development Corp. (Charter
	School Education Excellence); Series 2019 A,
	RB1	5.000	10/15/2039	495,865
640,000	Yonkers Economic Development Corp. (Charter
	School Education Excellence); Series 2019 A,
	RB1	5.000	10/15/2049	743,322
				923,757,894

U.S. Possessions—9.0%
460,000	Children's Trust Fund; Series 2002, RB1	5.375	05/15/2033	472,659
3,455,000	Children's Trust Fund; Series 2002, RB1	5.500	05/15/2039	3,558,719
9,700,000	Children's Trust Fund; Series 2002, RB1	5.625	05/15/2043	10,039,694
6,300,000	Children's Trust Fund; Series 2005 A, RB	7.591 4	05/15/2050	913,878
210,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000	10/01/2023	231,426
260,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000	10/01/2024	286,593
470,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000	10/01/2030	516,408
710,000	Northern Mariana Islands (Commonwealth of);
	Series 2007 B, Ref. GO Bonds1	5.000	10/01/2022	711,171
6,280,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.000	07/01/2038	6,531,200
7,140,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.125 6	07/01/2024	7,871,850
1,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 RR, RB, SGI	5.000	07/01/2027	1,005,820

30 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$5,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 1998 A, RB2	5.000%	07/01/2038 $	2,312
1,000,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA-2,
	Ref. RB2	5.300	07/01/2035	930,000
355,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB2	5.000	7/1/2028	53,250
7,405,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 K, RB2	5.000	07/01/2030	3,424,812
2,150,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 CC, Ref.
	RB2	5.500	07/01/2030	1,999,500
410,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	1995 A, RB1	5.625	07/01/2022	391,960
1,100,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2006, RB1	5.000	03/01/2036	1,101,408
130,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2012, Ref. RB1	5.125	04/01/2032	133,965
190,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2012, Ref. RB1	5.375	04/01/2042	195,700
100,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Pollution Control Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2031	105,505
150,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Pollution Control Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2042	152,475
725,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB8	5.500	07/01/2024	657,938
4,600,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB2	7.458 4	07/01/2030	2,050,450
4,000,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB2	5.000	07/01/2041	1,000,000
2,500,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB2	6.500	10/01/2037	506,250
810,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2004 I, RB2	5.250	7/1/2029	740,138
3,500,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB2	6.750	07/01/2036	3,316,250
4,795,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 Q, RB2	5.625	07/01/2039	4,411,400
	31	INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$235,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB2	6.000%	07/01/2041 $	220,313
75,000	Puerto Rico (Commonwealth of); Series 2007 A,
	GO Bonds, AGC1	5.000	07/01/2024	76,916
3,120,000	Puerto Rico (Commonwealth of); Series 2008 A,
	GO Bonds2	5.125	07/01/2028	2,546,700
2,500,000	Puerto Rico (Commonwealth of); Series 2008 A,
	GO Bonds2	5.375	07/01/2033	2,056,250
8,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds2	5.750	07/01/2036	6,430,000
1,500,000	Puerto Rico (Commonwealth of); Series 2011 E,
	Ref. GO Bonds2	5.625	07/01/2033	1,246,875
4,055,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB2	5.500	08/01/2031	167,269
2,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259 4	07/01/2027	1,711
475,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.500	07/01/2034	522,780
199,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.550	07/01/2040	224,406
2,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560 4	07/01/2029	1,623
1,455,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.750	07/01/2053	1,647,235
1,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.839 4	07/01/2031	755
6,182,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	5.000	07/01/2058	7,089,950
4,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.090 4	07/01/2033	2,815
12,897,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	6.015 4	07/01/2046	3,837,115
2,377,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.329	07/01/2040	2,641,798
71,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.536	07/01/2053	79,264
953,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.784	07/01/2058	1,077,128
1,000,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2025	996,250
3,000,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2030	2,981,250
				87,161,134
Total Municipal Bonds and Notes (Cost $953,841,121)				1,010,919,028
Shares
Common Stock—0.8%
3,100	CMS Liquidating Trust3,9,10 (Cost $9,920,000)			7,750,000

Total Investments, at Value (Cost $963,761,121)—105.9%				1,018,669,028

32 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Shares	Value
Common Stock (Continued)
Floating Rate Note Obligations—(5.5)
Notes with interest and fee rates ranging from 1.17% to 1.23% at 2/29/2020 and contractual
maturities of collateral ranging from 05/15/2024 to 02/15/204511	$(53,030,000)
Borrowings-(1.5)	(14,200,000)
Net Other Assets (Liabilities)—1.1	10,147,627
Net Assets—100.0%	$961,586,655

Footnotes to Schedule of Investments

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 11 of the accompanying Notes.

2.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

3.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

4.Zero coupon bond reflects effective yield on the original acquisition date.

5.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7.Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9.Received as a result of a corporate action.

10.Non-income producing security.

11.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $95,045,441 are held by TOB

Trusts and serve as collateral for the $53,030,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
FIT	Fashion Institute of Technology
GO	General Obligation
JFK	John Fitzgerald Kennedy
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYU	New York University
RB	Revenue Bonds
Ref.	Refunding
SGI	Syncora Guarantee, Inc.
YMCA	Young Men's Christian Assoc.

See accompanying Notes to Financial Statements.

33 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $963,761,121) —see accompanying schedule of investments	$1,018,669,028
Cash	207,358
Receivables and other assets:
Interest	10,105,308
Investments matured, at value (cost $1,017,676)	401,944
Shares of beneficial interest sold	205,647
Other	519,683
Total assets	1,030,108,968

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	53,030,000
Payable for borrowings	14,200,000
Shares of beneficial interest redeemed	359,734
Dividends	330,118
Distribution and service plan fees	192,113
Trustees' compensation	150,565
Transfer and shareholder servicing agent fees	80,004
Shareholder communications	61,614
Advisory fees	25,021
Interest expense on borrowings	15,271
Administration fees	755
Other	77,118
Total liabilities	68,522,313

Net Assets	$961,586,655

Composition of Net Assets
Shares of beneficial interest	$1,006,520,660
Total accumulated loss	(44,934,005)
Net Assets	$961,586,655

34 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $827,596,447 and
66,694,207 shares of beneficial interest outstanding)	$12.41
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$12.96

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $50,010,624 and 4,027,890 shares of
beneficial interest outstanding)	$12.42

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$83,905,309 and 6,752,526 shares of beneficial interest outstanding)	$12.43

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $74,275
and 5,985 shares of beneficial interest outstanding)	$12.41

See accompanying Notes to Financial Statements.

35 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	Five Months Ended	Year Ended
	February 29, 2020 September 30, 2019
Investment Income
Interest	$15,484,226	$44,979,981
Expenses
Advisory fees	1,855,498	4,409,730
Administration fees	56,007	45,117
Distribution and service plan fees:
Class A	787,786	1,775,695
Class C	208,248	758,981
Transfer and shareholder servicing agent fees:
Class A	197,769	639,856
Class C	12,323	66,945
Class Y	19,035	54,372
Class R6	13	2
Shareholder communications:
Class A	21,298	39,675
Class C	1,332	4,886
Class Y	2,036	4,210
Class R6	1	—
Interest expense and fees on short-term floating rate notes issued	396,667	1,742,105
Borrowing fees	271,804	885,835
Interest expense on borrowings	94,102	211,964
Trustees' compensation	17,415	15,768
Custodian fees and expenses	3,473	5,482
Other	85,180	223,793
Total expenses	4,029,987	10,884,416
Less waivers and reimbursements of expenses	(2,584)	(2)
Net expenses	4,027,403	10,884,414

Net Investment Income	11,456,823	34,095,567

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(340,477)	4,476,699
Net change in unrealized appreciation/(depreciation) on investment
transactions	29,343,353	48,110,716

Net Increase in Net Assets Resulting from Operations	$40,459,699	$86,682,982

See accompanying Notes to Financial Statements.

36 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Five Months Ended	Year Ended	Year Ended
	February 29, 2020 September 30, 2019 September 30, 2018
Operations
Net investment income	$11,456,823	$34,095,567	$32,572,618

Net realized gain (loss)	(340,477)	4,476,699	(54,078,399)

Net change in unrealized appreciation/(depreciation)	29,343,353	48,110,716	56,765,254
Net increase in net assets resulting from operations	40,459,699	86,682,982	35,259,473

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(9,886,427)	(22,866,222)	(23,460,020)
Class B	—	—	(5,530)
Class C	(455,985)	(1,714,245)	(2,065,389)
Class Y	(1,027,135)	(2,104,295)	(1,999,995)
Class R6	(718)	(118)	—
Total distributions from distributable earnings
	(11,370,265)	(26,684,880)	(27,530,934)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(5,183,718)	18,026,354	(139,393,293)
Class B	—	—	(558,263)
Class C	(3,099,647)	(38,402,384)	(19,845,307)
Class Y	8,651,424	9,278,929	(10,738,295)
Class R6	61,075	10,000	—
Total beneficial interest transactions
	429,134	(11,087,101)	(170,535,158)

Net Assets
Total increase (decrease)	29,518,568	48,911,001	(162,806,619)

Beginning of period	932,068,087	883,157,086	1,045,963,705
End of period
	$961,586,655	$932,068,087	$883,157,086

See accompanying Notes to Financial Statements.

37 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Five Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	February 29,	September	September	September	September	September
	2020	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of
period	$12.03	$11.26	$11.11	$11.52	$11.08	$11.24
Income (loss) from investment
operations:
Net investment income1	0.15	0.45	0.39	0.39	0.47	0.59
Net realized and unrealized
gain (loss)	0.38	0.67	0.09	(0.38)	0.53	(0.14)
Total from investment
operations	0.53	1.12	0.48	0.01	1.00	0.45
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.15)	(0.35)	(0.33)	(0.42)	(0.56)	(0.61)
Net asset value, end of period	$12.41	$12.03	$11.26	$11.11	$11.52	$11.08

Total Return, at Net Asset
Value2	4.43%	10.11%	4.46%	0.08%	9.24%	4.07%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$827,596	$807,767	$739,216	$872,008	$995,737	$930,256
Average net assets (in
thousands)	$804,614	$754,793	$772,493	$924,142	$955,376	$975,212
Ratios to average net assets:3
Net investment income	2.98%	3.86%	3.58%	3.52%	4.20%	5.26%
Expenses excluding specific
expenses listed below	0.83%	0.85%	0.92%	0.82%	1.00%	0.83%
Interest and fees from
borrowings	0.09%	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.10%	0.20%	0.21%	0.06%	0.07%	0.07%
Total expenses	1.02%	1.17%	1.28%	1.01%	1.13%	0.95%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.02%5	1.17%	1.28%	1.01%	1.13%	0.95%
Portfolio turnover rate6	11%	15%	15%	47%	34%	7%

38 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Waiver was less than 0.005%.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

39 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Five Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	February 29,	September	September	September	September	September
	2020	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of
period	$12.04	$11.26	$11.12	$11.53	$11.09	$11.25
Income (loss) from investment
operations:
Net investment income1	0.11	0.36	0.31	0.31	0.39	0.50
Net realized and unrealized
gain (loss)	0.38	0.68	0.08	(0.39)	0.53	(0.14)
Total from investment
operations	0.49	1.04	0.39	(0.08)	0.92	0.36
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.11)	(0.26)	(0.25)	(0.33)	(0.48)	(0.52)
Net asset value, end of period	$12.42	$12.04	$11.26	$11.12	$11.53	$11.09

Total Return, at Net Asset
Value2	4.09%	9.36%	3.57%	(0.68)%	8.41%	3.28%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$50,011	$51,593	$84,896	$104,010	$125,732	$116,022
Average net assets (in
thousands)	$50,129	$75,829	$90,961	$115,022	$120,211	$123,420
Ratios to average net assets:3
Net investment income	2.22%	3.09%	2.81%	2.78%	3.44%	4.50%
Expenses excluding specific
expenses listed below	1.59%	1.62%	1.69%	1.59%	1.76%	1.59%
Interest and fees from
borrowings	0.09%	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.10%	0.20%	0.21%	0.06%	0.07%	0.07%
Total expenses	1.78%	1.94%	2.05%	1.78%	1.89%	1.71%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.78%5	1.94%	2.05%	1.78%	1.89%	1.71%
Portfolio turnover rate6	11%	15%	15%	47%	34%	7%

40 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Waiver was less than 0.005%.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Five Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	February 29,	September	September	September	September	September
	2020	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of
period	$12.05	$11.27	$11.13	$11.54	$11.09	$11.25
Income (loss) from investment
operations:
Net investment income1	0.16	0.47	0.42	0.41	0.49	0.62
Net realized and unrealized
gain (loss)	0.38	0.68	0.08	(0.38)	0.55	(0.15)
Total from investment
operations	0.54	1.15	0.50	0.03	1.04	0.47
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.16)	(0.37)	(0.36)	(0.44)	(0.59)	(0.63)
Net asset value, end of period	$12.43	$12.05	$11.27	$11.13	$11.54	$11.09

Total Return, at Net Asset
Value2	4.52%	10.45%	4.61%	0.32%	9.58%	4.22%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$83,905	$72,698	$59,045	$69,378	$59,503	$45,449
Average net assets (in
thousands)	$77,455	$64,514	$61,247	$68,096	$51,694	$49,242
Ratios to average net assets:3
Net investment income	3.22%	4.09%	3.82%	3.69%	4.40%	5.50%
Expenses excluding specific
expenses listed below	0.59%	0.61%	0.69%	0.59%	0.76%	0.59%
Interest and fees from
borrowings	0.09%	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.10%	0.20%	0.21%	0.06%	0.07%	0.07%
Total expenses	0.78%	0.93%	1.05%	0.78%	0.89%	0.71%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.78%5	0.93%	1.05%	0.78%	0.89%	0.71%
Portfolio turnover rate6	11%	15%	15%	47%	34%	7%

42 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Waiver was less than 0.005%.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Five Months	Period
	Ended	Ended
Class R6	February 29,September 30,
	2020	20191
Per Share Operating Data
Net asset value, beginning of period	$12.03	$11.78
Income (loss) from investment operations:
Net investment income2	0.17	0.18
Net realized and unrealized gain	0.38	0.20
Total from investment operations	0.55	0.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.13)
Net asset value, end of period	$12.41	$12.03

Total Return, at Net Asset Value3	4.56%	3.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74	$10
Average net assets (in thousands)	$52	$10
Ratios to average net assets:4
Net investment income	3.32%	4.20%
Expenses excluding specific expenses listed below	0.59%	0.55%
Interest and fees from borrowings	0.09%	0.12%
Interest and fees on short-term floating rate notes issued5	0.10%	0.20%
Total expenses	0.78%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.68%	0.81%
Portfolio turnover rate6	11%	15%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

44 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester AMT-Free New York Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective February 29, 2020 the Fund's fiscal year end changed from September 30 to the last day in February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt

45 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

46 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to

47 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had

48 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing,

49 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

K. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

50 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the period ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.83%, 1.59%, 0.59% and 0.49, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

51 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period ended February 29, 2020, the Adviser reimbursed fund expenses of $1,056, $471, $1,035, and $22 for Class A, Class C, Class Y, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted

52 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

from redemption proceeds prior to remittance to the shareholder. During the period ended February 29, 2020, IDI advised the Fund that IDI retained $15,417 in front-end sales commissions from the sale of Class A shares and $4,302 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

53 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$	— $	923,757,805	$89	$923,757,894
U.S. Possessions		—	87,161,134	—	87,161,134
Common Stock		—	—	7,750,000	7,750,000
Total Investments, at Value		—	1,010,918,939	7,750,089	1,018,669,028
Other Financial Instruments:
Investments Matured		—	401,944	—	401,944
Total Assets	$	— $	1,011,320,883	$7,750,089	$1,019,070,972

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,171
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	65,122

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

54 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 – Tax Information

Tax Character of Distributions to Shareholders for the Five Months Ended February 29, 2020 and the Fiscal Years Ended September 30, 2019 and September 30, 2018:

	February 29,	September 30,	September 30,
	2020	2019	2018
Ordinary income	$669,965	$333,912	$1,125,321
Ordinary income – tax-exempt	10,700,299	26,350,968	26,405,613
Total distributions	$11,370,264	$26,684,880	$27,530,934

Tax Components of Net Assets at Period-End:

2020

Undistributed tax-exempt income Undistributed appreciation Temporary book/tax differences Capital loss carryforward Late-year ordinary loss deferral Shares of beneficial interest Total net assets

$18,795,925 48,090,042 (476,839) (111,197,735) (145,397) 1,006,520,660

$961,586,656

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to interest accrual on defaulted bonds, partnership adjustments, amortization adjustments and dirty bond maintenance.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas

55 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	24,915,606	$86,282,129	$111,197,735

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 29, 2020 was $120,332,779 and $111,176,435, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$79,347,520
Aggregate unrealized (depreciation) of investments	(31,257,478)
Net unrealized appreciation of investments	$48,090,042

Cost of investments for tax purposes is $970,980,930.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of TOBs, on February 29,

2020, undistributed net investment income was decreased by $238,532, undistributed net realized gain was decreased by $238,525 and shares of beneficial interest was increased by $7. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

56 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Five Months Ended		Year Ended			Year Ended
	February 29, 20201		September 30, 20192		September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,504,288	$18,114,050	7,459,586	$86,731,891	4,400,572	$47,937,722
Automatic
Conversion
Class C
to Class A
Shares	152,805	1,848,449	—	—	—	—
Dividends
and/or
distributions
reinvested	728,712	8,796,173	1,717,541	19,862,074	1,855,128	20,360,184
Redeemed	(2,818,905)	(33,942,390)	(7,716,348)	(88,567,611)	(19,049,863)	(207,691,199)
Net increase	(433,100)	$(5,183,718)	1,460,779	$18,026,354	(12,794,163)	$(139,393,293)
(decrease)

Class B
Sold	—	$—	—	$—	68	$731
Dividends
and/or
distributions
reinvested	—	—	—	—	457	4,961
Redeemed3	—	—	—	—	(51,639)	(563,955)
Net increase	— $	—	— $	—	(51,114)	$(558,263)
(decrease)

Class C
Sold	102,996	$1,240,997	536,696	$6,207,340	814,924	$8,878,559
Dividends
and/or
distributions
reinvested	32,158	388,466	131,975	1,518,598	168,780	1,852,048
Automatic
Conversion	(152,693)	(1,848,449)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(239,629)	(2,880,661)	(3,920,946)	(46,128,322)	(2,799,802)	(30,575,914)
Net increase	(257,168)	$(3,099,647)	(3,252,275)	$(38,402,384)	(1,816,098)	$(19,845,307)
(decrease)

Class Y
Sold	993,567	$11,947,910	1,970,388	$22,705,210	2,440,080	$26,660,908
Dividends
and/or
distributions
reinvested	71,152	860,384	149,614	1,733,754	150,998	1,659,222
Redeemed	(345,343)	(4,156,870)	(1,325,207)	(15,160,035)	(3,587,217)	(39,058,425)
Net increase	719,376	$8,651,424	794,795	$9,278,929	(996,139)	$(10,738,295)
(decrease)

57 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Five Months Ended			Year Ended		Year Ended
	February 29, 20201		September 30, 20192		September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R64
Sold	5,090	$60,521	849	$10,000	—	$—
Dividends
and/or
distributions
reinvested	46	554	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	5,136	$61,075	849	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period October 1, 2019 to February 29, 2020, the Fund incurred fees of $365,906. The average daily balance of borrowings under this agreement is $12,328,947 with a weighted average interest rate of 1.85%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the five months ended February 29, 2020 were $56,363,333 and 1.69%, respectively.

58 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

59 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from October 1, 2019 through	For the period from October 1, 2019 through
February 29, 2020 and the year ended	February 29, 2020 and the year ended
September 30, 2019	September 30, 2019 for Class A, Class C and
Class Y
For the period from October 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through September
30, 2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund (formerly known as Oppenheimer Rochester® AMT-Free New York Municipal Fund) as of and for the year ended September 30 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of

60 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

61 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its five months ended February 29, 2020:

Federal and State Income Tax

Tax-Exempt Interest Dividends*94.11%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

62 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

63 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

64 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

65 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

66 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

67 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

68 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

69 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

70 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

71 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

72 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

73 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

74 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

75 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

76 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

77 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

78 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

79 INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROAFNYM-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/2020

Invesco

Oppenheimer

Rochester®

California Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester California Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	7
Fund Expenses	11
Schedule of Investments	13
Statement of Assets and Liabilities	36
Statement of Operations	38
Statement of Changes in Net Assets	39
Financial Highlights	40
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	63
Tax Information	65
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	66
Trustees and Officers	67
Invesco's Privacy Notice	79

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	12.78%	7.96%	9.46%
5-Year	6.21	5.29	4.01
10-Year	7.11	6.64	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

Performance Summary

The Fund's Class A shares (without sales charge) returned 12.78% during the 1-year reporting period. In comparison, the Fund's Class A shares outperformed the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%. During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 6.63%, outperforming the Index which returned 4.66%. Please note that the fiscal year end for the Fund has changed to February 29, 2020.

Market conditions and your Fund

California's financial condition continued to improve through the 2017-2018 fiscal year, with total revenue rising 6.3% year-over-year to $284.74 billion.1 This improvement was driven by a 10.6% year-over-year increase in income tax revenues to $107.08 billion.1 The state continues to maintain a large and diverse economy, low unemployment, and high median household income. California's $3.15 trillion economy accounted for 14.6% of the nation's economy in the third quarter of 2019.2 California's financial condition is volatile relative to most states because the state's income tax revenue is sensitive to both national economic conditions and equity market valuations. California's highest income earners account for a large and disproportionate share of the state's income tax revenue. In 2012, California voters approved a temporary tax originally designed to expire in 2018. However, voters extended the tax through 2030. While this temporary tax improved the state's financial standing, it also increased the sensitivity of tax revenues to the economic cycle. California maintains a rainy-day fund, which the state can tap if certain spending criteria are met, or in the event of a natural disaster. Going forward, the rainy-day fund may assist the state's budget process during periods of weak economic and revenue growth.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet to be fully realized and should continue to drive municipal bond performance into 2020. During the fiscal year, municipal bonds

4 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Municipal fund flows totaled $97.2 billion from February 2019 through February 2020.7

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including General Obligation bonds, tobacco, and airport facilities – significantly contributed to the Fund's performance. Municipal leases and water utilities, among other sectors, were also strong contributors to the Fund's absolute performance. Sector allocations in resource recovery and higher education provided minimal return.

During the fiscal year, leverage contributed to the Fund's absolute performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides

5 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester California Municipal

Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg

2 Source: Bureau of Economic Analysis

3 Source: Bloomberg Barclays

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Mark DeMitry, Mark Paris, Michael Camarella, Scott Cottier, Timothy O'Reilly, Julius Williams, Troy Willis

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Local General Obligation	19.5%
Tobacco Settlement	11.8
Airport	9.7
Dedicated Tax	7.8
Appropriation	7.3
Industrial Development Revenue/	5.7
Pollution Control Revenue

Water / Sewer	5.5
Higher Education	5.3
State General Obligation	4.6
Multi-Family	4.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	10.0%	0.6%	10.6%
AA	44.5	0.0	44.5
A	11.7	0.6	12.3
BBB	7.8	7.0	14.8
BB or lower	7.8	10.0	17.8
Total	81.8%	18.2%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

7 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPCAX)	11/3/88	12.78%	6.21%	7.11%	5.81%
Class C (OCACX)	11/1/95	11.88	5.40	6.29	4.77
Class Y (OCAYX)	11/29/10	13.06	6.44	N/A	7.64
Class R6 (IORCX)*	5/24/19	13.15	6.28	7.14	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPCAX)	11/3/88	7.96%	5.29%	6.64%	5.66%
Class C (OCACX)	11/1/95	10.88	5.40	6.29	4.77
Class Y (OCAYX)	11/29/10	13.06	6.44	N/A	7.64
Class R6 (IORCX)*	5/24/19	13.15	6.28	7.14	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

8 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester California Municipal Fund (Class A shares with sales charge) Bloomberg Barclays Municipal Bond Index

U.S. Consumer Price Index

$20,000

$19,028

15,000	$15,538

$11,935

10,000

5,000

0
	|	|	|	|	|	|	|	|	|	|	|
2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front- end sales charge or contingent deferred sales charge, which would have reduced the performance of certain shares. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns of the Fund will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index considered representative of the tax-exempt bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a nonsecurities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

9 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,043.50	$4.74
Class C	1,000.00	1,038.60	8.60
Class Y	1,000.00	1,044.70	3.51
Class R6	1,000.00	1,045.20	3.62
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.24	4.68
Class C	1,000.00	1,016.46	8.51
Class Y	1,000.00	1,021.43	3.47
Class R6	1,000.00	1,021.33	3.57

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.93%

Class C	1.69
Class Y	0.69
Class R6	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—104.0%
California—97.2%
$3,000,000	ABAG Finance Authority for Nonprofit Corps.
	(Casa de las Campanas, Inc.); Series 2010, RB1	6.000%	09/01/2037 $	3,076,530
25,000	ABAG Finance Authority for Nonprofit Corps.
	(Palo Alto Garden Apartments); Series 1999 A,
	RB1	5.350	10/01/2029	25,058
1,000,000	Adelanto (City of), CA Community Facilities
	District; Series 2015 A, RB1	5.000	09/01/2045	1,149,970
20,000	Adelanto (City of), CA Improvement Agency;
	Series 1993 B, Ref. RB1	5.500	12/01/2023	20,069
1,115,000	Adelanto (City of), CA Public Utility Authority;
	Series 2014 A, RB1	5.000	07/01/2024	1,117,899
5,710,000	Adelanto (City of), CA Public Utility Authority;
	Series 2014 A, RB1	5.000	07/01/2039	6,128,429
2,000,000	Adelanto (City of), CA Public Utility Authority;
	Series 2017 A, Ref. RB1	5.000	07/01/2039	2,502,380
2,675,000	Adelanto Elementary School District (Community
	Facilities District No. 1); Series 2006, RB1	5.250	09/01/2026	2,675,000
1,570,000	Adelanto Elementary School District (Community
	Facilities District No. 1); Series 2006, RB1	5.400	09/01/2036	1,570,000
3,375,000	Alta Loma School District; Series 2019 B, GO
	Bonds1	5.000	08/01/2044	4,185,844
1,350,000	Anaheim (City of), CA Public Financing Authority
	(Anaheim Convention Center Expansion); Series
	2014 A, Ref. RB1	5.000	05/01/2034	1,576,003
25,000	Apple Valley (Town of), CA Redevelopment
	Agency (Project Area No. 2); Series 2007, RB1	5.000	06/01/2032	25,041
1,250,000	Atwater (City of), CA; Series 2017 A, Ref. RB1	5.000	05/01/2040	1,539,400
1,300,000	Atwater (City of), CA; Series 2017 A, Ref. RB1	5.000	05/01/2043	1,594,827
415,000	Bakersfield (City of), CA (Assessment District No.
	05-1); Series 2005, RB	5.350	09/02/2022	302,950
1,130,000	Bakersfield (City of), CA (Assessment District No.
	05-1); Series 2005, RB	5.400	09/02/2025	824,900
1,085,000	Bakersfield (City of), CA (Assessment District No.
	07-2); Series 2008, RB1	7.375	09/02/2028	1,095,872
125,000	Beaumont (City of), CA (Community Facilities
	District No. 2016-1); Series 2019, RB1	5.000	09/01/2030	150,491
140,000	Beaumont (City of), CA (Community Facilities
	District No. 2016-1); Series 2019, RB1	5.000	09/01/2031	168,050
775,000	Beaumont (City of), CA (Community Facilities
	District No. 2016-1); Series 2019, RB1	5.000	09/01/2049	909,486
635,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 17A); Series 2013 B, RB1	5.000	09/01/2034	703,910
1,500,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 17B); Series 2011 A, RB1	6.375	09/01/2042	1,612,230
1,560,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 19A); Series 2015 B,
	Ref. RB1	5.000	09/01/2025	1,799,803
	13	INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$745,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 19C); Series 2013 A, RB1	5.000%	09/01/2036 $	822,450
115,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 8C); Series 2012 A, RB1	5.125	09/01/2028	125,123
120,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 8C); Series 2012 A, RB1	5.250	09/01/2029	130,705
250,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 8C); Series 2012 A, RB1	5.625	09/01/2032	273,687
4,405,000	Beaumont (City of), CA Financing Authority
	(Improvement Area No. 8C); Series 2012 A, RB1	5.875	09/01/2042	4,816,867
5,000	Beaumont (City of), CA Financing Authority;
	Series 1994 A, RB1	7.000	09/01/2023	5,011
500,000	Blythe (City of), CA Community Facilities District
	No. 2004-1; Series 2005, RB1	5.300	09/01/2035	508,550
2,095,000	Blythe (City of), CA Redevelopment Agency
	Successor Agency (Project No. 1); Series 2011
	A, RB1	9.750	05/01/2038	2,274,500
1,000,000	Blythe (City of), CA Redevelopment Agency
	Successor Agency (Project No. 1); Series 2015,
	Ref. RB1	5.000	05/01/2038	1,159,860
1,010,000	Brea (City of), CA Redevelopment Agency; Series
	2011 A, RB	6.591 2	08/01/2031	470,306
2,930,000	Brea (City of), CA Redevelopment Agency; Series
	2011 A, RB	6.675 2	08/01/2032	1,259,959
2,300,000	Brea (City of), CA Redevelopment Agency; Series
	2011 A, RB	6.830 2	08/01/2033	907,419
5,000,000	Brea (City of), CA Redevelopment Agency; Series
	2011 A, RB	6.869 2	08/01/2034	1,811,200
9,710,000	CA Dept. of Water Resources (Center Valley)3	5.250	12/01/2035	10,042,179
290,000	CA Dept. of Water Resources (Center Valley)3	5.250	12/01/2035	299,921
25,150,000	CA GO3	5.000	09/01/2034	30,496,528
13,500,000	CA Health Facilities Financing Authority (SHlth/
	EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/
	SGMF/SHSSR/SMF/SMCCV Obligated Group)3	5.250	08/15/2031	14,383,710
2,500,000	Calexico (City of), CA Community Facilities
	District No. 2005-1; Series 2006, RB4	5.500	09/01/2036	700,000
2,325,000	Calexico (City of), CA Community Facilities
	District No. 2005-1; Series 2006, RB4	5.550	09/01/2036	999,750
35,000	Calexico (City of), CA Community Redevelopment
	Agency Successor Agency (Merged Central
	Business District & Residential Redevelopment
	Project Area); Series 2011, RB1	7.250	08/01/2033	38,198
320,360,000	California (County of), CA Tobacco Securitization
	Agency (Alameda County Tobacco Asset
	Securitization Corp.); Series 2006 C, RB	7.548 2	06/01/2055	23,037,088
3,185,000	California (County of), CA Tobacco Securitization
	Agency (Gold Country Settlement Funding Corp.);
	Series 2006, RB	4.461 2	06/01/2033	1,501,090

14 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$2,500,000	California (State of) Community College
	Financing Authority (NCCD - Orange Coast
	Properties LLC - Orange Coast College); Series
	2018, RB1	5.250%	05/01/2053 $	3,021,825
2,500,000	California (State of) Community Housing Agency
	(Annadel Apartments); Series 2019 A, RB1	5.000	04/01/2049	3,009,225
675,000	California (State of) County Tobacco
	Securitization Agency (Alameda County Tobacco
	Asset Securitization Corp.); Series 2002, RB1	5.750	06/01/2029	682,229
18,425,000	California (State of) County Tobacco
	Securitization Agency (Alameda County Tobacco
	Asset Securitization Corp.); Series 2002, RB1	6.000	06/01/2042	18,603,170
2,085,000	California (State of) County Tobacco
	Securitization Agency (Stanislaus County Tobacco
	Funding Corp.); Series 2002 A, RB1	5.875	06/01/2043	2,114,086
700,000	California (State of) County Tobacco
	Securitization Agency; Series 2007 B, RB1	5.100 5	06/01/2028	700,385
45,600,000	California (State of) County Tobacco
	Securitization Agency; Series 2007 D, RB	5.368 2	06/01/2057	2,335,632
51,500,000	California (State of) County Tobacco
	Securitization Agency; Series 2007 E, RB	6.695 2	06/01/2057	2,206,260
55,250,000	California (State of) County Tobacco
	Securitization Agency; Series 2007 F, RB	6.045 2	06/01/2057	1,980,160
5,290,000	California (State of) County Tobacco
	Securitization Agency; Series 2014, Ref. RB1	4.000	06/01/2029	5,384,003
5,000,000	California (State of) Educational Facilities
	Authority (Pepperdine University); Series 2016,
	Ref. RB1	5.000	10/01/2049	5,995,550
615,000	California (State of) Educational Facilities
	Authority (University of San Francisco); Series
	2011, RB1	6.125	10/01/2036	667,970
635,000	California (State of) Educational Facilities
	Authority (University of San Francisco); Series
	2011, Ref. RB1	6.125	10/01/2036	690,220
2,730,000	California (State of) Educational Facilities
	Authority (University of San Francisco); Series
	2018 A, RB1	5.000	10/01/2043	3,460,275
2,500,000	California (State of) Enterprise Development
	Authority (Sunpower Corp. - Headquarters);
	Series 2010, RB1	8.500	04/01/2031	2,594,550
2,030,000	California (State of) Health Facilities Financing
	Authority (Community Program for Persons with
	Developmental Disabilities); Series 2011 A, RB1	6.250	02/01/2026	2,132,515
10,000,000	California (State of) Health Facilities Financing
	Authority (Sutter Health); Series 2017 A, Ref. RB1	5.000	11/15/2048	12,336,200
4,000,000	California (State of) Housing Finance Agency
	(Verdant at Green Valley); Series 2019 A, RB1	5.000	08/01/2049	4,841,360
6,997,665	California (State of) Housing Finance Agency;
	Series 2019 2, Class A, Revenue Ctfs.	4.000	03/20/2033	8,463,605

15 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$4,965,486	California (State of) Housing Finance Agency;
	Series 2019 A-1, RB	4.250%	01/15/2035 $	6,232,677
2,000,000	California (State of) Infrastructure & Economic
	Development Bank (Academy Motion Picture
	Arts & Sciences Obligated Group); Series 2015
	A, Ref. RB1	5.000	11/01/2041	2,289,060
1,200,000	California (State of) Municipal Finance Authority
	(Caritas Affordable Housing, Inc.); Series 2014
	A, RB1	5.250	08/15/2039	1,370,748
5,000,000	California (State of) Municipal Finance Authority
	(Caritas Projects); Series 2012 A, RB1	5.500	08/15/2047	5,364,200
505,000	California (State of) Municipal Finance Authority
	(Caritas); Series 2010 A, RB1	6.400	08/15/2045	517,908
250,000	California (State of) Municipal Finance Authority
	(Casa Griffin Apartments); Series 2011 A-1, RB1	5.750	10/01/2034	257,327
4,250,000	California (State of) Municipal Finance Authority
	(CHF-Davis I, LLC - West Village Student Housing
	Project); Series 2018, RB1	5.000	05/15/2043	5,235,702
3,000,000	California (State of) Municipal Finance Authority
	(CHF-Riverside I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018, RB1	5.000	05/15/2043	3,695,790
3,750,000	California (State of) Municipal Finance Authority
	(Community Medical Centers); Series 2017 A,
	Ref. RB1	5.000	02/01/2034	4,639,350
4,000,000	California (State of) Municipal Finance Authority
	(Community Medical Centers); Series 2017 A,
	Ref. RB1	5.000	02/01/2035	4,941,560
2,000,000	California (State of) Municipal Finance Authority
	(Community Medical Centers); Series 2017 A,
	Ref. RB1	5.000	02/01/2036	2,466,280
1,000,000	California (State of) Municipal Finance Authority
	(Community Medical Centers); Series 2017 A,
	Ref. RB1	5.000	02/01/2037	1,230,960
1,000,000	California (State of) Municipal Finance Authority
	(Emerson College); Series 2011, RB1	5.750	01/01/2033	1,092,890
1,000,000	California (State of) Municipal Finance Authority
	(Emerson College); Series 2011, RB1	6.000	01/01/2042	1,097,230
1,070,000	California (State of) Municipal Finance Authority
	(Goodwill Industries of Sacramento & Nevada);
	Series 2012, RB1	6.625	01/01/2032	1,126,303
2,135,000	California (State of) Municipal Finance Authority
	(Goodwill Industries of Sacramento & Nevada);
	Series 2012, RB1	6.875	01/01/2042	2,254,368
280,000	California (State of) Municipal Finance Authority
	(Goodwill Industries of Sacramento Valley &
	Northern Nevada); Series 2012 A, RB1	5.750	01/01/2022	290,604
8,000,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018 A, RB1	5.000	12/31/2036	9,977,680
18,200,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018 A, RB1	5.000	12/31/2043	22,334,858

16 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$1,500,000	California (State of) Municipal Finance Authority
	(OCEAA); Series 2008 A, RB1	7.000%	10/01/2039 $	1,502,145
7,500,000	California (State of) Municipal Finance Authority
	(Orange County Civic Center Infrastructure
	Improvement Program - Phase II); Series 2018
	A, RB1	5.000	06/01/2043	9,439,800
26,360,000	California (State of) Municipal Finance Authority
	(Orange County Civic Center Infrastructure
	Improvement Program - Phase II); Series 2018
	A, RB1	5.000	06/01/2048	32,962,916
1,000,000	California (State of) Municipal Finance Authority
	(River Springs Charter School); Series 2019, RN	4.000	08/15/2020	1,009,000
600,000	California (State of) Municipal Finance Authority
	(Southwestern Law School); Series 2011, RB1	6.500	11/01/2031	659,964
1,250,000	California (State of) Municipal Finance Authority
	(Southwestern Law School); Series 2011, RB1	6.500	11/01/2041	1,368,225
2,620,000	California (State of) Municipal Finance Authority
	(Town and Country Manor); Series 2019, Ref. RB1	5.000	07/01/2049	3,334,972
2,900,000	California (State of) Municipal Finance Authority
	(United Airlines, Inc.); Series 2019, Ref. RB1	4.000	07/15/2029	3,483,625
8,000,000	California (State of) Municipal Finance Authority
	(Waste Management Inc.); Series 2019 A, RB1	2.400 6	10/01/2044	8,640,160
650,000	California (State of) Municipal Finance Authority;
	Series 2019 A, Ref. RB1	5.000	11/01/2029	791,882
975,000	California (State of) Municipal Finance Authority;
	Series 2019 A, Ref. RB1	5.000	11/01/2039	1,169,737
1,100,000	California (State of) Municipal Finance Authority;
	Series 2019 A, Ref. RB1	5.000	11/01/2049	1,292,775
3,500,000	California (State of) Pollution Control Financing
	Authority (Aemerge Redpack Services Southern
	California, LLC); Series 2016, RB (Cost
	$3,500,000, Acquisition Date 1/21/16)7	7.000	12/01/2027	1,750,000
2,000,000	California (State of) Pollution Control Financing
	Authority (Aemerge Redpak Services Southern
	California, LLC); Series 2017, RB7	8.000	12/01/2027	600,000
1,425,000	California (State of) Pollution Control Financing
	Authority (CalPlant I); Series 2017, RB	7.500	07/01/2032	1,388,833
1,900,000	California (State of) Pollution Control Financing
	Authority (CalPlant I); Series 2017, RB	8.000	07/01/2039	1,896,485
1,500,000	California (State of) Pollution Control Financing
	Authority (San Diego County Water Authority),
	Ref. RB1	5.000	11/21/2045	1,827,210
1,400,000	California (State of) Public Finance Authority
	(LaVerne Elementary Preparatory Academy);
	Series 2019 A, RB1	5.000	06/15/2049	1,456,588
255,000	California (State of) Public Finance Authority
	(Trinity Classical Academy); Series 2019 A, RB1	5.000	07/01/2044	278,083
600,000	California (State of) Public Finance Authority
	(Trinity Classical Academy); Series 2019 A, RB1	5.000	07/01/2054	650,760

17 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$2,000,000	California (State of) Public Works Board
	(Department of Corrections & Rehabilitation);
	Series 2011 C, RB1	5.750%	10/01/2031 $	2,155,260
900,000	California (State of) Public Works Board
	(Department of Mental Health); Series 2006 I,
	RB1	5.000	11/01/2031	902,763
2,795,000	California (State of) Public Works Board; Series
	2010 A-1, RB1	5.750	03/01/2030	2,795,000
2,500,000	California (State of) Public Works Board; Series
	2010 A-1, RB1	6.000	03/01/2035	2,500,000
1,250,000	California (State of) Public Works Board; Series
	2011 D, RB1	5.000	12/01/2031	1,341,012
11,905,000	California (State of) Public Works Board; Series
	2016 D, Ref. RB1	4.000	04/01/2033	13,895,754
1,250,000	California (State of) School Finance Authority
	(Escuela Popular); Series 2017, RB1	6.250	07/01/2037	1,341,612
3,485,000	California (State of) School Finance Authority
	(Inspire Charter Schools); Series 2019 B, RN	3.000	07/15/2020	3,491,203
870,000	California (State of) School Finance Authority
	(KIPP LA); Series 2017 A, RB1	5.000	07/01/2047	1,038,945
2,000,000	California (State of) Statewide Communities
	Development Authority (Alliance for College-
	Ready Public Schools); Series 2012 A, RB1	6.375	07/01/2047	2,121,800
2,625,000	California (State of) Statewide Communities
	Development Authority (Bentley School); Series
	2010 A, Ref. RB1	7.000	07/01/2040	2,694,379
50,000	California (State of) Statewide Communities
	Development Authority (Community Facilities
	District No. 2002-1); Series 2002 1, RB1	6.750	09/01/2037	50,074
2,570,000	California (State of) Statewide Communities
	Development Authority (Community Facilities
	District No. 2007-01); Series 2015, Ref. RB1	5.000	09/01/2037	2,986,751
45,000	California (State of) Statewide Communities
	Development Authority (Community Facilities
	District No. 97-1); Series 1997, RB	3.872 2	09/01/2022	39,655
1,375,000	California (State of) Statewide Communities
	Development Authority (Front Porch Communities
	& Services); Series 2017, Ref. RB1	5.000	04/01/2047	1,651,925
1,400,000	California (State of) Statewide Communities
	Development Authority (Guidance Charter
	School); Series 2017 A, RB7,8	6.500	07/01/2037	546,000
5,100,000	California (State of) Statewide Communities
	Development Authority (Guidance Charter
	School); Series 2017 A, RB7,8	6.750	07/01/2052	1,989,000
2,655,000	California (State of) Statewide Communities
	Development Authority (Heritage Park at
	Cathedral City Apartments); Series 2002 NN-1,
	RB1	5.200	06/01/2036	2,661,133

18 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$5,000,000	California (State of) Statewide Communities
	Development Authority (Loma Linda University
	Medical Center); Series 2018 A, RB1	5.500%	12/01/2058 $	6,051,250
1,000,000	California (State of) Statewide Communities
	Development Authority (Methodist Hospital of
	Southern California); Series 2018, RB1	5.000	01/01/2043	1,213,770
3,375,000	California (State of) Statewide Communities
	Development Authority (NCCD—Hooper Street
	LLC—California College of the Arts); Series 2019,
	RB1	5.250	07/01/2049	4,022,021
650,000	California (State of) Statewide Communities
	Development Authority (Pacific Highlands Ranch);
	Series 2019, RB1	5.000	09/02/2049	806,364
2,845,000	California (State of) Statewide Communities
	Development Authority (Total Road Improvement
	Program); Series 2012 A, COP1	6.000	06/01/2042	3,153,910
1,200,000	California (State of) Statewide Communities
	Development Authority (University of California,
	Irvine East Campus Apartments, CHF-Irvine, LLC);
	Series 2016, Ref. RB1	5.000	05/15/2040	1,423,500
2,865,000	California (State of) Statewide Communities
	Development Authority (Yucaipa Valley Water
	Reservoir); Series 2014, RB1	6.000	09/02/2044	3,023,062
5,000	California (State of) Statewide Communities
	Development Authority; Series 1993 B, Ref. RB1	7.000	07/01/2022	5,009
100,000	California (State of) Statewide Communities
	Development Authority; Series 2003, RB	4.446 2	09/01/2028	54,012
100,000	California (State of) Statewide Communities
	Development Authority; Series 2003, RB	5.078 2	09/01/2034	34,428
1,500,000	California (State of) Statewide Communities
	Development Authority; Series 2019 B, RB1	5.000	09/02/2049	1,832,040
45,000	California (State of) Statewide Finance Authority
	(Pooled Tobacco Securitization); Series 2002, RB1	6.000	05/01/2043	45,275
8,570,000	California (State of) Statewide Financing
	Authority; Series 2002 A, RB1	6.000	05/01/2037	8,631,104
1,045,000	California (State of) Statewide Financing
	Authority; Series 2002 B, RB1	6.000	05/01/2037	1,052,451
665,000	California (State of) Statewide Financing
	Authority; Series 2002 B, RB1	6.000	05/01/2043	669,063
5,000	California (State of); Series 1992, GO Bonds1	5.500	10/01/2022	5,019
20,000	California (State of); Series 1996, GO Bonds1	5.250	06/01/2021	20,220
5,000	California (State of); Series 2000, GO Bonds1	5.750	05/01/2030	5,019
1,500,000	California (State of); Series 2010, GO Bonds1	6.000	03/01/2033	1,505,880
3,550,000	California (State of); Series 2012, Ref. GO Bonds1	5.000	02/01/2038	3,830,201
13,000,000	California (State of); Series 2017, Ref. GO Bonds1	5.000	08/01/2035	16,675,750
10,000,000	California (State of); Series 2017, Ref. GO Bonds1	5.000	08/01/2036	12,423,100
15,000,000	California (State of); Series 2019, GO Bonds1	4.000	10/01/2044	18,231,150
4,500,000	California Community Housing Agency; Series
	2020 A, RB	5.000	02/01/2050	5,486,535

19 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$12,275,000	California County Tobacco Securitization Agency
	(Alameda County Tobacco Asset Securitization
	Corp.); Series 2002, RB1	5.875%	06/01/2035 $	12,399,837
10,835,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2002, RB1	6.000	06/01/2035	10,846,160
9,700,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2002, RB1	6.125	06/01/2038	9,706,014
62,110,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 A, RB	5.305 2	06/01/2046	11,594,074
71,700,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 C, RB	6.998 2	06/01/2055	5,926,722
309,500,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 D, RB	8.248 2	06/01/2055	21,222,415
41,800,000	California County Tobacco Securitization Agency
	(Los Angeles County Securitization Corp.); Series
	2006 C, RB	7.070 2	06/01/2046	7,508,534
3,725,000	California County Tobacco Securitization Agency
	(Merced County Tobacco Funding Corp.); Series
	2005 A, Ref. RB1	5.125	06/01/2038	3,764,671
110,000	California County Tobacco Securitization Agency
	(The) (Sonoma County Securitization Corp.);
	Series 2005, Ref. RB1	5.125	06/01/2038	111,171
9,705,000	California State University; Series 2018 A, Ref.
	RB1	5.000	11/01/2048	12,496,352
550,000	California Statewide Communities Development
	Authority (Statewide Community Infrastructure
	Program); Series 2019 C, RB1	5.000	09/02/2049	656,271
25,000	Carlsbad (City of), CA (Assessment District No.
	96-1); Series 1998, RB1	5.500	09/02/2028	25,469
545,000	Carson (City of), CA Public Financing Authority;
	Series 2019, RB1	5.000	09/02/2030	720,354
95,000	Carson (City of), CA Redevelopment Agency
	Successor Agency; Series 2007 A, RB1	4.500	01/01/2032	95,250
3,035,000	Central Basin Municipal Water District; Series
	2018 A, Ref. RB1	5.000	08/01/2044	3,633,957
1,100,000	Chino (City of), CA Public Financing Authority;
	Series 2015 A, Ref. RB1	5.000	09/01/2034	1,327,920
865,000	Chino (City of), CA Public Financing Authority;
	Series 2015 A, Ref. RB1	5.000	09/01/2035	1,042,835
5,000,000	Chula Vista (City of), CA (San Diego Gas &
	Electric Co.); Series 2004 B, IDR1	5.875	02/15/2034	5,019,950
2,000,000	Chula Vista (City of), CA (San Diego Gas &
	Electric Co.); Series 2004 D, IDR1	5.875	01/01/2034	2,007,980
12,480,000	Chula Vista (City of), CA (San Diego Gas &
	Electric Co.); Series 2004 F, Ref. IDR1	4.000	05/01/2039	12,492,730

20 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$35,000	Clovis (City of), CA Public Financing Authority;
	Series 2008 A, RB1	4.625%	08/01/2029 $	35,101
1,060,000	Clovis (City of), CA; Series 2015, Ref. RB1	5.250	08/01/2030	1,298,171
500,000	Clovis (City of), CA; Series 2015, Ref. RB1	5.250	08/01/2031	610,575
650,000	Coachella (City of), CA (Community Facilities
	District No. 2018-1); Series 2018, RB1	5.000	09/01/2030	759,921
1,090,000	Coachella (City of), CA (Community Facilities
	District No. 2018-1); Series 2018, RB1	5.000	09/01/2038	1,260,149
2,015,000	Coachella (City of), CA (Community Facilities
	District No. 2018-1); Series 2018, RB1	5.000	09/01/2048	2,324,766
1,525,000	Coachella (City of), CA (Community Facilities
	District No. 2018-1); Series 2018, RB1	5.000	09/01/2053	1,739,979
1,000,000	Compton (City of), CA Public Finance Authority;
	Series 2008, Ref. RB1	5.250	09/01/2027	1,002,590
1,300,000	Compton Unified School District; Series 2019 B,
	GO Bonds	3.020 2	06/01/2035	894,738
6,250,000	Compton Unified School District; Series 2019 B,
	GO Bonds	3.199 2	06/01/2041	3,428,312
4,335,000	Compton Unified School District; Series 2019 B,
	GO Bonds	3.229 2	06/01/2042	2,283,678
11,450,000	Compton Unified School District; Series 2019 B,
	GO Bonds1	4.000	06/01/2049	13,283,946
105,000	Corona (City of), CA (Community Facilities District
	No. 2000-1); Series 2002 A, RB1	6.000	09/01/2031	105,000
970,000	Corona (City of), CA (Community Facilities District
	No. 2004-1); Series 2006, RB1	5.150	09/01/2036	970,000
5,000,000	Corona-Norco Unified School District; Series
	2019 C, GO Bonds1	4.000	08/01/2049	5,859,400
50,000	Daly City (City of), CA Housing Development
	Finance Agency (Franciscan Mobile Home Park
	Acquisition); Series 2007 A, Ref. RB1	5.000	12/15/2037	50,143
905,000	Daly City (City of), CA Housing Development
	Finance Agency (Franciscan Mobile Home Park
	Acquisition); Series 2007 C, Ref. RB1	6.500	12/15/2047	906,910
1,220,000	Dehesa School District; Series 2014 A, GO Bonds1	5.500	06/01/2044	1,400,938
1,855,000	Desert Hot Springs (City of), CA (Community
	Facilities District No. 2006-1 - Improvement Area
	1); Series 2010, Ref. RB1	6.375	09/01/2038	1,855,000
1,725,000	East Bay Municipal Utility District; Series 2015
	A, Ref. RB1	5.000	06/01/2036	2,074,209
15,000,000	East Bay, CA Municipal Utility District (Water
	System)3	5.000	06/01/2036	15,160,425
865,000	Fairfield (City of), CA Community Facilities District
	No. 2007-1 (Fairfield Commons); Series 2008,
	RB1	6.875	09/01/2038	890,137
1,000,000	Fontana (City of), CA (Community Facilities
	District No. 80); Series 2017, RB1	5.000	09/01/2046	1,200,770
2,500,000	Golden State Tobacco Securitization Corp.; Series
	2015 A, Ref. RB1	5.000	06/01/2040	2,981,200

21 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$3,000,000	Golden State Tobacco Securitization Corp.; Series
	2018 A-2, Ref. RB1	5.000%	06/01/2047 $	3,185,610
7,765,000	Grossmont Union High School District; Series
	2019 C-2, Ref. GO Bonds1	4.000	08/01/2044	9,285,853
1,600,000	Hollister (City of), CA Redevelopment Agency
	Successor Agency; Series 2014, Ref. RB1	5.000	10/01/2030	1,893,248
1,305,000	Hollister (City of), CA Redevelopment Agency
	Successor Agency; Series 2014, Ref. RB1	5.000	10/01/2032	1,539,913
3,675,000	Hollister School District (Election of 2016); Series
	2019 B, GO Bonds1	4.000	09/01/2046	4,216,585
1,430,000	Imperial (County of), CA (Community Facilities
	District No. 2004-2 - Improvement Area No. 1);
	Series 2007, RB1	5.900	09/01/2037	1,458,157
885,000	Independent Cities Finance Authority (Hacienda
	Valley Estates); Series 2014, Ref. RB1	5.000	11/15/2034	1,013,440
1,000,000	Independent Cities Finance Authority
	(Lamplighter Salinas Mobilehome Park); Series
	2010 A, RB1	6.250	07/15/2045	1,017,900
1,000,000	Independent Cities Finance Authority (Rancho del
	Sol and Grandview East); Series 2012, Ref. RB1	5.500	05/15/2047	1,078,250
1,000,000	Independent Cities Finance Authority (Union City
	Tropics); Series 2019, Ref. RB1	5.000	05/15/2048	1,233,320
550,000	Inglewood Unified School District; Series 2019 C,
	GO Bonds1	4.000	08/01/2038	633,336
690,000	Inglewood Unified School District; Series 2019 C,
	GO Bonds1	4.000	08/01/2039	793,017
4,495,000	Inland Empire Tobacco Securitization Corp.; Series
	2019, Ref. RB1	3.678	06/01/2038	4,777,466
630,000	Lake Elsinore (City of), CA Public Financing
	Authority (Canyon Hills IA C); Series 2012 C, RB1	5.000	09/01/2032	680,280
335,000	Lake Elsinore (City of), CA Public Financing
	Authority (Canyon Hills IA C); Series 2012 C, RB1	5.000	09/01/2037	360,272
1,175,000	Lake Elsinore (City of), CA Public Financing
	Authority (Villages at Wasson Canyon); Series
	2012 A, RB1	5.250	09/01/2038	1,263,043
420,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.000 5	09/01/2025	446,838
375,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.100 5	09/01/2026	399,881
885,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.150 5	09/01/2027	944,543

22 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.200%5	09/01/2028 $	1,066,520
500,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.250 5	09/01/2029	533,450
500,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.300 5	09/01/2030	533,665
1,000,000	Lammersville Unified School District
	(Lammersville School District Community
	Facilities District No. 2002 - Mountain House);
	Series 2012, Ref. RB1	5.375 5	09/01/2032	1,067,420
3,685,000	Lathrop (City of), CA (Community Facilities
	District No. 03-2); Series 2003, RB1	7.000	09/01/2033	3,698,487
1,000,000	Lennox School District; Series 2014, COP1	5.000	10/01/2034	1,097,100
50,000	Long Beach (City of), CA Bond Finance Authority;
	Series 2007 A, RB1	5.500	11/15/2028	65,949
1,000,000	Long Beach (City of), CA Bond Finance Authority;
	Series 2007 A, RB1	5.500	11/15/2037	1,515,700
1,300,000	Long Beach (City of), CA; Series 2017 A, RB1	5.000	05/15/2037	1,608,867
14,670,000	Long Beach (City of), CA; Series 2017 A, RB1	5.000	05/15/2040	18,015,200
8,210,000	Long Beach (City of), CA; Series 2017 B, RB1	5.000	05/15/2043	10,024,574
2,000,000	Long Beach Community College District; Series
	2019 C, GO Bonds1	4.000	08/01/2045	2,351,400
4,400,000	Long Beach Community College District; Series
	2019 C, GO Bonds1	4.000	08/01/2049	5,148,792
8,175,000	Long Beach Unified School District; Series 2017
	A, GO Bonds1	5.000	08/01/2036	10,196,105
1,200,000	Los Alamitos Unified School District; Series 2012,
	COP1	0.000 5	08/01/2034	1,350,132
4,365,000	Los Angeles (City of), CA Department of Airports;
	Series 2015 A, RB1	5.000	05/15/2033	5,192,691
5,795,000	Los Angeles (City of), CA Department of Airports;
	Series 2015 A, RB1	5.000	05/15/2034	6,884,228
22,350,000	Los Angeles (City of), CA Department of Airports;
	Series 2017 A, RB1	5.000	05/15/2047	27,307,230
3,500,000	Los Angeles (City of), CA Department of Airports;
	Series 2018 B, Ref. RB1	5.000	05/15/2032	4,514,125
2,500,000	Los Angeles (City of), CA Department of Airports;
	Series 2018 C, RB1	5.000	05/15/2038	3,138,125
8,250,000	Los Angeles (City of), CA Department of Water &
	Power; Series 2017 A, Ref. RB1	5.000	07/01/2041	10,319,347
15,525,000	Los Angeles (City of), CA Department of Water
	and Power; Series 2017 C, RB1	5.000	07/01/2042	19,628,257

23 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$2,000,000	Los Angeles (City of), CA Housing Authority
	(Property Acquisition Refundings); Series 2009
	A, Ref. RB1	6.000%	06/01/2029 $	2,006,580
2,000,000	Los Angeles (City of), CA Housing Authority
	(Property Acquisition Refundings); Series 2009
	A, Ref. RB1	6.250	06/01/2034	2,007,140
500,000	Los Angeles (City of), CA Housing Authority
	(Property Acquisition Refundings); Series 2009
	A, Ref. RB1	6.375	06/01/2039	501,855
7,000,000	Los Angeles (County of), CA Metropolitan
	Transportation Authority; Series 2019 A, RB1	5.000	07/01/2044	9,054,990
10,000,000	Los Angeles Community College District (Election
	of 2008); Series 2013 F, GO Bonds1	4.000	08/01/2037	11,022,800
2,560,000	Los Angeles County Facilities, Inc. (Vermont
	Corridor County Administration Building); Series
	2018 A, RB1	5.000	12/01/2037	3,315,507
15,145,000	Los Angeles, CA Dept. of Airports3	5.000	05/15/2033	19,443,055
12,000,000	Los Angeles, CA Dept. of Airports3	5.000	05/15/2034	15,376,200
16,500,000	Los Angeles, CA Dept. of Water & Power3	5.000	07/01/2047	20,676,480
3,185,000	Lynwood (City of), CA Public Financing Authority
	(Measure M); Series 2019 A, RB1	5.250	06/01/2048	4,035,363
85,000	Madera (County of), CA (Valley Children's
	Hospital); Series 1995, COP1	5.750	03/15/2028	85,332
8,945,000	Madera Unified School District; Series 2019, GO
	Bonds1	4.000	08/01/2044	10,463,324
10,325,000	Manteca Unified School District; Series 2017 B,
	GO Bonds1	4.000	08/01/2042	12,120,414
250,000	Marina (City of), CA Redevelopment Agency
	Successor Agency; Series 2018 B, RB1	5.000	09/01/2038	290,720
50,000	Maywood (City of), CA Public Financing Authority
	(Infrastructure Refinancing); Series 2008 A, Ref.
	RB1	7.000	09/01/2038	50,097
1,750,000	McFarland Unified School District (Election of
	2012); Series 2014 A, GO Bonds1	5.500	11/01/2038	2,098,583
1,375,000	Mendota (City of), CA Joint Powers Financing
	Authority; Series 2005, RB1	5.150	07/01/2035	1,377,049
1,000,000	Menifee Union School District (Community
	Facilities District No. 2011-1 - Improvement Area
	No. 3); Series 2018, RB1	5.000	09/01/2043	1,179,890
1,500,000	Menifee Union School District (Community
	Facilities District No. 2011-1 - Improvement Area
	No. 3); Series 2018, RB1	5.000	09/01/2048	1,762,080
1,000,000	Menifee Union School District Public Financing
	Authority; Series 2017 A, RB1	5.000	09/01/2033	1,225,710
3,020,000	Merced City School District (Election of 2014);
	Series 2018, GO Bonds1	5.000	08/01/2048	3,803,479
435,000	Moreno Valley Unified School District (Community
	Facilities District No. 2015-2); Series 2019, RB1	5.000	09/01/2044	509,359

24 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$485,000	Moreno Valley Unified School District (Community
	Facilities District No. 2015-2); Series 2019, RB1	5.000%	09/01/2048 $	566,970
2,050,000	Moreno Valley Unified School District (Community
	Facilities District); Series 2015, RB1	5.000	09/01/2045	2,364,327
13,460,000	Mount San Antonio Community College District;
	Series 2019 A, GO Bonds1	4.000	08/01/2049	16,181,208
55,000	M-S-R Public Power Agency; Series 1991 E, RB1	6.000	07/01/2022	59,099
655,000	Murrieta (City of), CA (Community Facilities
	District No. 2005-5); Series 2017, RB1	5.000	09/01/2042	788,450
2,000,000	Norco (City of), CA Community Redevelopment
	Agency Successor Agency (Project Area No. 1);
	Series 2010, Ref. RB1	6.000	03/01/2036	2,000,000
1,500,000	Norco (City of), CA Community Redevelopment
	Agency Successor Agency (Project Area No. 1);
	Series 2014, Ref. RB1	5.000	03/01/2030	1,742,685
10,000,000	Northern California Energy Authority; Series 2018
	A, RB1	4.000 6	07/01/2049	11,203,200
1,250,000	Northern Humboldt Union High School District
	(Election of 2010); Series 2011 A, GO Bonds1	6.500	08/01/2034	1,353,650
4,115,000	Northern Humboldt Union High School District
	(Election of 2010); Series 2015 C, GO Bonds1	5.000	08/01/2043	4,884,670
2,000,000	Northern Inyo County Local Hospital District;
	Series 2010, RB1	6.375	12/01/2025	2,047,260
8,680,000	Oak Grove School District (Election of 2008);
	Series 2018 E, Ref. GO Bonds1	0.000 5	08/01/2038	5,505,637
5,755,000	Oak Grove School District (Election of 2008);
	Series 2018 E, Ref. GO Bonds1	0.000 5	08/01/2042	3,577,768
1,000,000	Oak Valley Hospital District; Series 2010, RB1	7.000	11/01/2035	1,020,330
5,000,000	Oceanside Unified School District (Election of
	2008); Series 2019 E, GO Bonds1	4.000	08/01/2048	5,824,200
585,000	Ontario (City of), CA (Assessment District No.
	108); Series 1995, RB1	7.500	09/02/2020	604,469
1,000,000	Ontario (City of), CA (Community Facilities
	District No. 25 - Park Place Facilities Phase II);
	Series 2019, RB1	5.000	09/01/2049	1,171,810
1,350,000	Orange (County of), CA (Community Facilities
	District No. 2016-1); Series 2016 A, RB1	5.000	08/15/2031	1,623,942
14,055,000	Orange (County of), CA Local Transportation
	Authority; Series 2019, RB1	5.000	02/15/2041	18,498,629
1,250,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB1	5.000	06/01/2032	1,455,413
1,500,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB1	5.000	06/01/2033	1,743,780
850,000	Oxnard (City of), CA Financing Authority; Series
	2014, Ref. RB1	5.000	06/01/2034	986,230
40,000	Palm Desert (City of), CA Financing Authority
	(Project Area No. 2); Series 2003, RB1	5.000	08/01/2033	40,742

25 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$445,000	Palm Springs (City of), CA Community
	Redevelopment Agency Successor Agency; Series
	2014, Ref. RB1	5.000%	09/01/2032 $	521,918
4,325,000	Palmdale (City of), CA (Community Facilities
	District No. 05-1); Series 2005, Ref. RB1	6.250	09/01/2035	4,373,613
5,315,000	Palmdale (City of), CA (Community Facilities
	District No. 05-1); Series 2007 A, Ref. RB1	6.125	09/01/2037	5,370,542
4,835,000	Palomar Health; Series 2017, Ref. RB1	5.000	11/01/2042	5,777,970
235,000	Perris Elementary School District (Election of
	2014); Series 2014 A, GO Bonds1	6.000	08/01/2029	285,433
290,000	Perris Elementary School District (Election of
	2014); Series 2014 A, GO Bonds1	6.000	08/01/2030	351,518
10,225,000	Perris Union High School District; Series 2019 A,
	GO Bonds1	4.000	09/01/2043	12,228,384
12,930,000	Perris Union High School District; Series 2019 A,
	GO Bonds1	4.000	09/01/2048	15,326,963
3,000,000	Perris Union High School District; Series 2019,
	COP1	5.000	10/01/2048	3,822,240
2,000,000	Piedmont Unified School District (Election of
	2016); Series 2019, GO Bonds1	3.000	08/01/2045	2,173,500
1,000,000	Pixley Union School District (Election of 2014);
	Series 2014 A, GO Bonds1	5.250	08/01/2044	1,177,490
50,000	Pomona Unified School District; Series 2001 A,
	Ref. GO Bonds1	6.150	08/01/2030	55,222
1,975,000	Poway Unified School District Public Financing
	Authority; Series 2015 B, Ref. RB1	5.000	09/01/2035	2,382,541
500,000	Ravenswood School District; Series 2018, GO
	Bonds1	5.000	08/01/2031	629,645
500,000	Ravenswood School District; Series 2018, GO
	Bonds1	5.000	08/01/2033	626,540
750,000	Ravenswood School District; Series 2018, GO
	Bonds1	5.000	08/01/2035	933,848
5,300,000	Ravenswood School District; Series 2018, GO
	Bonds1	5.000	08/01/2043	6,473,738
6,360,000	Rialto Unified School District; Series 2019 A, GO
	Bonds	3.299 2	08/01/2042	3,263,698
3,525,000	Rialto Unified School District; Series 2019 A, GO
	Bonds	3.329 2	08/01/2043	1,737,120
2,500,000	Ridgecrest (City of), CA Redevelopment Agency;
	Series 2010, Ref. RB1	6.250	06/30/2037	2,545,350
10,530,000	Rio Hondo Community College District (Election
	of 2004); Series 2010 C, GO Bonds1	0.000 5	08/01/2042	13,786,087
435,980	Riverbank (City of), CA Redevelopment Agency;
	Series 2007 B, RB1,7	5.000	08/01/2032	383,591
1,050,000	Riverside (City of), CA (Community Facilities
	District No. 92-1); Series 2005 A, RB1	5.300	09/01/2034	1,059,324
535,000	Riverside (County of), CA (Community Facilities
	District No. 07-2); Series 2017, RB1	5.000	09/01/2045	642,642

26 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$3,000,000	Riverside (County of), CA Redevelopment
	Successor Agency (Desert Communities
	Redevelopment); Series 2010 D, RB1	6.000%	10/01/2037 $	3,092,400
1,325,000	Riverside (County of), CA Redevelopment
	Successor Agency (Jurupa Valley Redevelopment);
	Series 2011 B, RB1	6.500	10/01/2025	1,445,588
1,200,000	Riverside (County of), CA Redevelopment
	Successor Agency (Jurupa Valley Redevelopment);
	Series 2011 B, RB1	6.750	10/01/2030	1,313,904
1,000,000	Riverside (County of), CA Redevelopment
	Successor Agency (Jurupa Valley Redevelopment);
	Series 2011, RB1	7.750 5	10/01/2027	1,314,420
1,000,000	Riverside (County of), CA Redevelopment
	Successor Agency (Jurupa Valley Redevelopment);
	Series 2011, RB1	8.000 5	10/01/2031	1,322,990
2,810,000	Roseville Joint Union High School District
	(Election of 2016); Series 2020 C, GO Bonds1	3.000	08/01/2040	3,039,493
1,000,000	Ross Valley School District; Series 2011 A, GO
	Bonds1	5.500	08/01/2041	1,069,920
1,290,000	Sacramento (City of), CA (North Natomas
	Community Facilities District No. 4); Series 2015,
	Ref. RB1	5.000	09/01/2032	1,515,557
1,200,000	Sacramento (City of), CA (North Natomas
	Community Facilities District No. 4); Series 2015,
	Ref. RB1	5.000	09/01/2033	1,407,756
1,095,000	Sacramento (City of), CA Financing Authority;
	Series 1999 A, RB1	6.250	09/01/2023	1,123,831
960,000	Sacramento (County of), CA Housing Authority;
	Series 2002 C, RB1	5.250	06/01/2027	961,296
2,200,000	Sacramento (County of), CA; Series 2018 C, Ref.
	RB1	5.000	07/01/2038	2,776,334
7,810,000	Sacramento (County of), CA; Series 2018 C, Ref.
	RB1	5.000	07/01/2039	9,835,445
1,375,000	San Bernardino (City of), CA Joint Powers
	Financing Authority; Series 1998 A, Ref. RB1	5.750	07/01/2020	1,390,056
100,000	San Bernardino (City of), CA Joint Powers
	Financing Authority; Series 1999, COP1	5.500	09/01/2020	100,360
10,000	San Bernardino (City of), CA Joint Powers
	Financing Authority; Series 1999, COP1	5.500	09/01/2024	10,035
1,600,000	San Bernardino (County of), CA (Community
	Facilities District No. 2006-1); Series 2015, Ref.
	RB1	5.000	09/01/2045	1,843,536
3,915,000	San Bernardino Community College District;
	Series 2019 A, GO Bonds1	4.000	08/01/2044	4,603,492
21,720,000	San Bernardino Community College District;
	Series 2019 A, GO Bonds1	4.000	08/01/2049	25,399,368
1,055,000	San Bernardino Mountains Community Hospital
	District; Series 2007 A, COP1	5.000	02/01/2027	1,056,561
3,235,000	San Bernardino Mountains Community Hospital
	District; Series 2007 A, COP1	5.000	02/01/2037	3,239,141

27 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$3,000,000	San Buenaventura (City of), CA (Community
	Memorial Health System); Series 2011, RB1	8.000%	12/01/2031 $	3,320,340
3,000,000	San Diego (City of), CA Housing Authority; Series
	2011 B, RB1	5.000	05/01/2029	3,124,740
5,415,000	San Diego (County of), CA Redevelopment
	Agency; Series 2005 A, Ref. RB1	5.750	12/01/2032	5,430,324
1,560,000	San Diego (County of), CA Regional Airport
	Authority; Series 2010 A, RB1	5.000	07/01/2040	1,582,480
780,000	San Diego (County of), CA Regional Airport
	Authority; Series 2019 B, Ref. RB1	4.000	07/01/2044	910,447
3,130,000	San Diego (County of), CA Regional Airport
	Authority; Series 2019 B, Ref. RB1	5.000	07/01/2049	3,965,710
10,000,000	San Diego (County of), CA Water Authority; Series
	2016 A, Ref. RB1	5.000	05/01/2033	12,459,900
10,000,000	San Diego (County of), CA Water Authority; Series
	2016 B, Ref. RB1	5.000	05/01/2034	12,428,000
10,125,000	San Diego (County of), CA Water Authority; Series
	2016 B, Ref. RB1	5.000	05/01/2037	12,523,005
14,155,000	San Diego Unified School District (Election of
	2012); Series 2017 I, GO Bonds1	4.000	07/01/2047	16,608,345
1,000,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2012 A, Ref. RB1	5.000	05/01/2031	1,085,550
15,540,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2016 B, RB1	5.000	05/01/2046	18,651,574
1,930,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2017 A, RB1	5.000	05/01/2042	2,371,681
5,275,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2017 A, RB1	5.000	05/01/2047	6,439,245
12,020,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2018 D, RB1	5.000	05/01/2043	15,029,207
13,250,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2018 D, RB1	5.000	05/01/2048	16,459,548
6,825,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2019 E, RB1	4.000	05/01/2050	7,890,519
7,250,000	San Francisco (City & County of), CA Public
	Utilities Commission; Series 2018 B, RB1	5.000	10/01/2043	9,266,370
500,000	San Francisco (City & County of), CA
	Redevelopment Agency Successor Agency; Series
	2013 B, RB1	5.000	08/01/2031	541,810
400,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	North Redevelopment); Series 2011 C, RB1	6.750	08/01/2033	422,164

28 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$500,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	South Redevelopment); Series 2011 D, RB1	7.000%	08/01/2033 $	528,650
1,000,000	San Francisco (City of), CA Bay Area Rapid Transit
	District; Series 2015 A, Ref. RB1	5.000	07/01/2031	1,218,290
15,000,000	San Francisco Bay Area Rapid Transit District;
	Series 2019 B-1, GO Bonds1	4.000	08/01/2044	18,390,300
500,000	San Gorgonio Memorial Health Care District;
	Series 2014, Ref. GO Bonds1	5.000	08/01/2032	570,860
250,000	San Jacinto Unified School District Financing
	Authority; Series 2017, Ref. RB1	5.000	09/01/2043	288,343
3,150,000	San Jose (City of), CA (El Parador Apartments);
	Series 2000 A, RB1	6.200	01/01/2041	3,153,371
4,025,000	San Jose (City of), CA (Fallen Leaves Apartments);
	Series 2002 J-1, RB1	5.100	12/01/2032	4,030,394
35,000	San Jose (City of), CA (Improvement District No.
	99-218SJ); Series 2001 24-Q, RB1	5.875	09/02/2023	36,402
5,245,000	San Jose (City of), CA (Orvieto Family
	Apartments); Series 2010 B-1, RB1	4.750	08/01/2029	5,317,486
1,000,000	San Jose (City of), CA; Series 2011 A-1, RB1	5.000	03/01/2025	1,041,110
5,000,000	San Leandro Unified School District; Series 2019
	B, GO Bonds1	4.000	08/01/2043	5,766,950
750,000	San Marcos Unified School District; Series 2019,
	RB1	5.000	09/01/2048	880,613
10,000,000	San Marcos, CA Unified School District3	5.250	08/01/2031	10,662,300
18,075,000	San Mateo (County of), CA Joint Powers
	Financing Authority; Series 2018 A, RB1	5.000	07/15/2043	22,889,638
10,000,000	San Mateo County Community College District;
	Series 2018 B, GO Bonds1	5.000	09/01/2045	12,923,600
5,000,000	San Mateo Foster (City of), CA Public Financing
	Authority (Clean Water Program); Series 2019,
	RB1	4.000	08/01/2044	6,085,850
2,950,000	San Rafael Elementary School District; Series
	2019 C, GO Bonds1	4.000	08/01/2047	3,441,765
12,695,000	Santa Barbara (County of), CA; Series 2018 B,
	COP1	5.000	12/01/2037	16,154,134
5,000,000	Santa Barbara (County of), CA; Series 2018 B,
	COP1	5.000	12/01/2038	6,337,200
3,000,000	Santa Clara (City of), CA Redevelopment Agency;
	Series 2011, RB1	5.750	06/01/2026	3,194,340
1,000,000	Santa Clara (County of), CA Housing Authority;
	Series 2001 A, RB1	5.850	08/01/2031	1,003,190
2,070,000	Santa Clara (County of), CA Housing Authority;
	Series 2001 A, RB1	6.000	08/01/2041	2,124,752
4,010,000	Santa Clara (County of), CA Housing Authority;
	Series 2010 A-1, RB1	4.750	11/01/2027	4,106,200
1,750,000	Santa Monica (City of), CA Redevelopment
	Agency; Series 2011, RB1	5.875	07/01/2036	1,866,340

29 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
California (Continued)
$2,600,000	Santa Monica (City of), CA Redevelopment
	Agency; Series 2011, RB1	5.875%		07/01/2042 $	2,771,054
2,800,000	Santa Monica-Malibu Unified School District;
	Series 2019, GO Bonds1	4.000		08/01/2044	3,309,656
9,360,000	Santa Monica-Malibu Unified School District;
	Series 2019, GO Bonds1	4.000		08/01/2044	11,056,500
5,000,000	Sequoia Union High School District; Series 2011
	C-1, GO Bonds1	6.000		07/01/2043	5,357,900
1,720,000	Signal Hill (City of), CA Redevelopment Agency
	Successor Agency; Series 2011, RB1	7.000		10/01/2026	1,821,704
18,420,000	Silicon Valley Tobacco Securitization Authority
	(Santa Clara); Series 2007 A, RB	8.818	2	06/01/2036	7,482,020
10,000,000	Silicon Valley Tobacco Securitization Authority
	(Santa Clara); Series 2007 A, RB	10.496	2	06/01/2041	3,043,100
12,650,000	Silicon Valley Tobacco Securitization Authority;
	Series 2007 B, RB	5.845	2	06/01/2047	2,629,556
50,000,000	Silicon Valley Tobacco Securitization Authority;
	Series 2007 C, RB	7.108	2	06/01/2056	5,280,000
4,150,000	South El Monte (City of), CA Improvement District
	Successor Agency; Series 2015 A, Ref. RB1	5.000		08/01/2035	4,955,100
205,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.000		11/01/2028	261,119
165,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.000		11/01/2029	214,023
2,085,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.000		11/01/2033	2,864,873
470,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.250		11/01/2022	521,667
50,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.250		11/01/2023	57,364
250,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.250		11/01/2026	310,408
2,255,000	Southern California Public Power Authority; Series
	2007 A, RB1	5.250		11/01/2027	2,858,032
13,000,000	Southern California Public Power Authority; Series
	2014 A, RB1	5.000		07/01/2035	15,207,530
5,000,000	Southern California Tobacco Securitization
	Authority (San Diego County Asset Securitization
	Corp.); Series 2019, Ref. RB1	5.000		06/01/2048	6,236,650
20,000,000	Southern California Tobacco Securitization
	Authority (San Diego County Asset Securitization
	Corp.); Series 2019, Ref. RB	5.622	2	06/01/2054	3,247,000
790,000	Southern Mono Health Care District; Series 2012,
	Ref. GO Bonds1	5.000		08/01/2021	833,016
225,000	Stockton (City of), CA Public Financing Authority;
	Series 2004, RB1	5.125		09/01/2030	225,392
1,000,000	Stockton (City of), CA Redevelopment Agency
	Successor Agency; Series 2016 A, Ref. RB1	5.000		09/01/2034	1,222,530

30 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$3,325,000	Susanville (City of), CA (Natural Gas Enterprise
	Refunding); Series 2019, Ref. RB1	4.000%	06/01/2045 $	3,899,926
3,000,000	Tahoe-Truckee Unified School District; Series
	2016 B, GO Bonds1	5.000	08/01/2039	3,687,690
950,000	Tahoe-Truckee Unified School District; Series
	2016 B, GO Bonds1	5.000	08/01/2041	1,160,311
25,000	Tracy (City of), CA Operating Partnership Joint
	Powers Authority (Fire Station); Series 2007 A,
	RB1	4.500	03/01/2037	25,016
500,000	Tulare (County of), CA Local Health Care District;
	Series 2009 B, GO Bonds1	6.500	08/01/2026	501,050
375,000	Twentynine Palms (City of), CA Redevelopment
	Agency Successor Agency; Series 2011 A-4, RB1	7.125	09/01/2026	410,876
500,000	Twentynine Palms (City of), CA Redevelopment
	Agency Successor Agency; Series 2011 A-4, RB1	7.400	09/01/2032	549,875
415,000	Twentynine Palms (City of), CA Redevelopment
	Agency Successor Agency; Series 2011 B, RB1	7.400	09/01/2032	456,396
425,000	Twentynine Palms (City of), CA Redevelopment
	Agency Successor Agency; Series 2011 B, RB1	7.650	09/01/2042	468,971
12,840,000	University of California3	5.000	05/15/2037	15,851,151
15,000,000	University of California3	5.000	05/15/2038	16,868,950
5,000,000	University of California; Series 2017 AV, RB1	5.000	05/15/2042	6,277,200
16,000,000	University of California; Series 2018 AZ, Ref. RB1	5.000	05/15/2043	20,500,800
4,000,000	University of California; Series 2018 AZ, Ref. RB1	5.000	05/15/2048	5,098,920
1,030,000	Upland (City of), CA Community Facilities District
	No. 2003-2 (Improvement Area No. 2); Series
	2015, Ref. RB1	5.000	09/01/2029	1,174,179
1,080,000	Upland (City of), CA Community Facilities District
	No. 2003-2 (Improvement Area No. 2); Series
	2015, Ref. RB1	5.000	09/01/2030	1,230,120
750,000	Upland (City of), CA Community Facilities District
	No. 2015-1 (Improvement Area No. 1); Series
	2019 A, RB1	4.000	09/01/2049	841,440
1,320,000	Valley (City of), CA Sanitary District; Series 2005,
	RB1	5.200	09/02/2030	1,343,245
65,000	Vernon (City of), CA Redevelopment Agency;
	Series 2005, RB1	5.000	09/01/2035	66,275
1,000,000	Vernon (City of), CA; Series 2012 A, RB1	5.125	08/01/2033	1,081,670
4,000,000	Vernon (City of), CA; Series 2012 A, RB1	5.500	08/01/2041	4,342,680
485,000	Victorville (City of), CA (Community Facilities
	District No. 07-01); Series 2012 A, RB1	5.350	09/01/2042	502,111
1,000,000	Vista Unified School District; Series 2019 A, GO
	Bonds1	4.000	08/01/2044	1,186,320
445,000	West Covina Public Financing Authority; Series
	2018 A, Ref. RB1	5.000	05/01/2031	556,010
1,500,000	West Hollywood (City of), CA Community
	Development Department (East Side
	Redevelopment); Series 2011 A, RB1	7.500	09/01/2042	1,656,060

31 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
California (Continued)
$610,000	West Patterson Financing Authority (Community
	Facilities District No. 2015-1); Series 2015, RB1	5.250%		09/01/2035 $	679,363
1,550,000	West Patterson Financing Authority (Community
	Facilities District No. 2015-1); Series 2015, RB1	5.250		09/01/2045	1,714,192
1,065,000	West Sacramento (City of), CA (Community
	Facilities District No. 29); Series 2019, RB1	5.000		09/01/2044	1,276,083
1,150,000	Woodland (City of), CA Community Facilities
	District 1; Series 2019, RB1	5.000		09/01/2044	1,353,826
2,300,000	Woodland (City of), CA Finance Authority; Series
	2011, RB1	6.000		03/01/2036	2,413,045
1,500,000	Woodland (City of), CA Finance Authority; Series
	2011, RB1	6.000		03/01/2041	1,573,725
4,285,000	Yuba Community College District; Series 2017,
	Ref. GO Bonds1	4.000		08/01/2047	4,996,053
					1,684,285,193

U.S. Possessions—6.8%
2,500,000	A.B. Won Pat International Airport Authority;
	Series 2013 C, RB1	6.125		10/01/2043	2,928,600
2,920,000	Children's Trust Fund; Series 2002, RB1	5.375		05/15/2033	3,000,358
8,455,000	Children's Trust Fund; Series 2002, RB1	5.500		05/15/2039	8,708,819
1,000,000	Guam (Territory of) International Airport
	Authority; Series 2013 C, RB1	6.000		10/01/2034	1,174,710
250,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000		10/01/2023	275,507
320,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000		10/01/2024	352,730
570,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000		10/01/2030	626,282
1,915,000	Northern Mariana Island Ports Authority; Series
	2005 A, RB1	5.500		03/15/2031	1,881,487
1,080,000	Northern Mariana Islands (Commonwealth of)
	Ports Authority; Series 1998 A, RB1	6.250		03/15/2028	1,080,000
12,000,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.000		07/01/2044	12,480,000
2,515,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.125	5	07/01/2024	2,772,787
4,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2012 A, RB7	5.000		07/01/2042	3,195,000
1,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2012 A, RB7	5.050		07/01/2042	798,750
7,350,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2013 A, RB7	6.750		07/01/2036	6,017,812
453,432	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-1, RB7	10.000		01/01/2021	408,656
453,432	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB7	10.000		07/01/2021	408,656
151,144	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB7	10.000		01/01/2022	136,219

32 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$151,143	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-4, RB7	10.000%	07/01/2022 $	136,218
2,500,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 CC, Ref. RB7	5.500	07/01/2030	2,325,000
930,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 1995 A, RB1	5.625	07/01/2022	889,080
6,055,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2000, RB	6.625	06/01/2026	6,266,925
170,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.125	04/01/2032	175,185
225,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.375	04/01/2042	231,750
100,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 C, Ref. RB4	5.500	07/01/2020	90,750
1,220,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB7	6.500	10/01/2037	247,050
5,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB7	6.750	07/01/2036	4,737,500
1,480,000	Puerto Rico (Commonwealth of); Series 2001 A,
	Ref. GO Bonds, NPFGC	5.500	07/01/2020	1,495,200
500,000	Puerto Rico (Commonwealth of); Series 2006 A,
	GO Bonds7	5.250	07/01/2030	415,625
1,000,000	Puerto Rico (Commonwealth of); Series 2007 A,
	Ref. GO Bonds4	5.500	07/01/2021	963,750
1,020,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds7	5.750	07/01/2038	830,025
2,500,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds7	6.000	07/01/2039	2,100,000
3,000,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. RB7	6.500	07/01/2037	2,535,000
80,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds, AGC	6.000	07/01/2036	83,649
1,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds7	6.500	07/01/2040	851,250
1,450,000	Puerto Rico (Commonwealth of); Series 2011 E,
	Ref. GO Bonds7	5.375	07/01/2030	1,198,062
5,000,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds7	5.500	07/01/2026	3,956,250
1,615,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds7	5.500	07/01/2027	1,277,869
4,525,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds7	5.750	07/01/2028	3,591,719

33 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$213,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	3.973%2	07/01/2024 $	194,899
404,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259 2	07/01/2027	345,590
419,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.500	07/01/2034	461,147
342,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.550	07/01/2040	385,663
395,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560 2	07/01/2029	320,460
2,510,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.750	07/01/2053	2,841,621
1,616,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.825 2	07/01/2031	1,219,757
11,974,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.859 2	07/01/2033	8,426,822
10,595,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	5.000	07/01/2058	12,151,088
8,788,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.553 2	07/01/2046	2,614,606
7,159,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.665 2	07/01/2051	1,547,561
2,154,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.329	07/01/2040	2,393,956
65,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.536	07/01/2053	72,565
865,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.784	07/01/2058	977,666
2,190,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2030	2,176,312
840,000	Virgin Islands (Government of) Public Finance
	Authority (Matching Fund Loan Note); Series
	2012 A, RB	5.000	10/01/2032	843,150
				117,617,093

Total Investments, at Value (Cost $1,660,814,467)—104.0%				1,801,902,286
Floating Rate Note Obligations—(5.3)
Notes with interest and fee rates ranging from 1.11% to 1.18% at 2/29/2020 and contractual
maturities of collateral ranging from 09/01/2023 to 05/15/20389				(92,045,000)
Borrowings—
(1.1)				(18,400,000)
Net Other Assets (Liabilities)—2.4				40,693,496
Net Assets—100.0%				$1,732,150,782

Footnotes to Schedule of Investments

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2.Zero coupon bond reflects effective yield on the original acquisition date.

34 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Footnotes to Schedule of Investments (continued)

3.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

8.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $169,260,899 are held by TOB

Trusts and serve as collateral for the $92,045,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CHF	City Hospital Foundation
COP	Certificates of Participation
Ctfs.	Certificates
EMC	Eden Medical Center
GO	General Obligation
IDR	Industrial Development Revenue Bonds
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
RB	Revenue Bonds
Ref.	Refunding
RN	Revenue Notes
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
UCR	University of California Riverside

See accompanying Notes to Financial Statements.

35 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $1,660,814,467) —see accompanying schedule of investments	$1,801,902,286
Cash	2,088,845
Receivables and other assets:
Shares of beneficial interest sold	22,725,462
Interest	17,667,118
Investments matured, at value (cost $952,494)	845,338
Other	839,734
Total assets	1,846,068,783

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	92,045,000
Payable for borrowings	18,400,000
Shares of beneficial interest redeemed	2,008,970
Dividends	628,639
Distribution and service plan fees	353,189
Trustees' compensation	184,736
Transfer and shareholder servicing agent fees	64,593
Advisory fees	38,874
Shareholder communications	33,044
Interest expense on borrowings	21,547
Administration fees	1,335
Other	138,074
Total liabilities	113,918,001

Net Assets	$1,732,150,782

Composition of Net Assets
Shares of beneficial interest	$1,825,165,477
Total accumulated loss	(93,014,695)
Net Assets	$1,732,150,782

36 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,061,154,150 and
114,390,235 shares of beneficial interest outstanding)	$9.28
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.69

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $193,921,765 and 21,003,409 shares of
beneficial interest outstanding)	$9.23

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$476,141,905 and 51,311,363 shares of beneficial interest outstanding)	$9.28

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $932,962
and 100,440 shares of beneficial interest outstanding)	$9.29

See accompanying Notes to Financial Statements.

37 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$38,784,604	$72,415,592
Expenses
Advisory fees	3,965,453	5,973,033
Administration fees	136,189	17,854
Distribution and service plan fees:
Class A	1,426,481	2,014,604
Class C	1,077,120	2,033,908
Transfer and shareholder servicing agent fees:
Class A	355,098	759,522
Class C	65,109	188,816
Class Y	150,059	261,938
Class R6	25	1
Shareholder communications:
Class A	25,535	20,587
Class C	4,666	7,719
Class Y	10,798	9,811
Class R6	1	—
Interest expense and fees on short-term floating rate notes issued	1,017,461	2,634,789
Borrowing fees	539,134	1,302,611
Interest expense on borrowings	62,325	258,972
Trustees' compensation	25,943	19,780
Custodian fees and expenses	8,453	9,197
Other	108,215	216,158
Total expenses	8,978,065	15,729,300
Net Investment Income	29,806,539	56,686,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,010,755)	(29,187,470)
Net change in unrealized appreciation/(depreciation) on investment
transactions	75,128,977	82,004,332

Net Increase in Net Assets Resulting from Operations	$103,924,761	$109,503,154

See accompanying Notes to Financial Statements.

38 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$29,806,539	$56,686,292	$51,700,031

Net realized gain (loss)	(1,010,755)	(29,187,470)	(31,304,782)

Net change in unrealized appreciation/(depreciation)	75,128,977	82,004,332	21,327,205
Net increase in net assets resulting from operations	103,924,761	109,503,154	41,722,454

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(19,251,432)	(30,155,500)	(31,699,955)
Class B	—	—	(8,446)
Class C	(2,730,345)	(5,911,816)	(6,763,442)
Class Y	(8,743,592)	(11,261,499)	(8,566,145)
Class R6	(1,023)	(71)	—
Total distributions from distributable earnings
	(30,726,392)	(47,328,886)	(47,037,988)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	54,639,224	133,380,488	(106,993,962)
Class B	—	—	(621,705)
Class C	7,393,994	(37,309,597)	(28,507,591)
Class Y	60,028,560	154,328,324	(6,402,040)
Class R6	908,651	10,000	—
Total beneficial interest transactions
	122,970,429	250,409,215	(142,525,298)

Net Assets
Total increase (decrease)	196,168,798	312,583,483	(147,840,832)

Beginning of period	1,535,981,984	1,223,398,501	1,371,239,333
End of period
	$1,732,150,782	$1,535,981,984	$1,223,398,501

See accompanying Notes to Financial Statements.

39 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29, Year Ended      Year Ended      Year Ended      Year Ended      Year Ended

        2020    July 31, 2019     July 31, 2018    July 31, 2017    July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$8.87	$8.49	$8.49	$8.61	$8.21	$8.37
Income (loss) from investment
operations:
Net investment income1	0.17	0.37	0.36	0.38	0.43	0.47
Net realized and unrealized
gain (loss)	0.41	0.32	(0.04)	(0.09)	0.42	(0.16)
Total from investment
operations	0.58	0.69	0.32	0.29	0.85	0.31
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.17)	(0.31)	(0.32)	(0.41)	(0.45)	(0.47)
Net asset value, end of period	$9.28	$8.87	$8.49	$8.49	$8.61	$8.21

Total Return, at Net Asset
Value2	6.63%	8.35%	3.95%	3.55%	10.67%	3.61%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$1,061,154	$960,939	$789,596	$899,847	$925,807	$879,253
Average net assets (in
thousands)	$1,010,023	$827,087	$815,901	$893,655	$886,704	$926,912
Ratios to average net assets:3
Net investment income	3.18%	4.36%	4.26%	4.46%	5.10%	5.50%
Expenses excluding specific
expenses listed below	0.76%	0.81%	0.85%	0.95%	1.06%	0.95%
Interest and fees from
borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term
floating rate notes issued4	0.11%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	0.93%	1.13%	1.06%	1.19%	1.20%	1.07%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.93%	1.13%	1.06%	1.19%	1.20%	1.07%
Portfolio turnover rate5	11%	37%	22%	30%	15%	21%

40 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C

Seven Months Ended

February 29,  Year Ended     Year Ended       Year Ended        Year Ended    Year Ended

      2020      July 31, 2019     July 31, 2018    July 31, 2017    July 31, 2016   July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$8.83	$8.45	$8.45	$8.57	$8.18	$8.34
Income (loss) from investment
operations:
Net investment income1	0.13	0.31	0.29	0.31	0.36	0.40
Net realized and unrealized
gain (loss)	0.40	0.32	(0.03)	(0.08)	0.42	(0.16)
Total from investment
operations	0.53	0.63	0.26	0.23	0.78	0.24
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.13)	(0.25)	(0.26)	(0.35)	(0.39)	(0.40)
Net asset value, end of period	$9.23	$8.83	$8.45	$8.45	$8.57	$8.18

Total Return, at Net Asset
Value2	6.08%	7.58%	3.18%	2.67%	9.89%	2.84%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$193,922	$178,207	$206,268	$235,727	$259,836	$253,773
Average net assets (in
thousands)	$185,105	$203,412	$215,082	$247,604	$257,015	$269,613
Ratios to average net assets:3
Net investment income	2.42%	3.60%	3.50%	3.72%	4.35%	4.74%
Expenses excluding specific
expenses listed below	1.52%	1.57%	1.61%	1.71%	1.81%	1.71%
Interest and fees from
borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term
floating rate notes issued4	0.11%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	1.69%	1.89%	1.82%	1.95%	1.95%	1.83%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.69%	1.89%	1.82%	1.95%	1.95%	1.83%
Portfolio turnover rate5	11%	37%	22%	30%	15%	21%

42 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y

Seven Months Ended

February 29,  Year Ended      Year Ended      Year Ended      Year Ended     Year Ended

        2020    July 31, 2019    July 31, 2018     July 31, 2017   July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$8.87	$8.49	$8.49	$8.61	$8.21	$8.37
Income (loss) from investment
operations:
Net investment income1	0.18	0.40	0.38	0.39	0.45	0.49
Net realized and unrealized
gain (loss)	0.41	0.31	(0.04)	(0.08)	0.42	(0.16)
Total from investment
operations	0.59	0.71	0.34	0.31	0.87	0.33
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.18)	(0.33)	(0.34)	(0.43)	(0.47)	(0.49)
Net asset value, end of period	$9.28	$8.87	$8.49	$8.49	$8.61	$8.21

Total Return, at Net Asset
Value2	6.78%	8.61%	4.20%	3.80%	10.93%	3.86%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$476,142	$396,826	$227,535	$235,031	$173,862	$123,831
Average net assets (in
thousands)	$426,814	$289,690	$208,026	$196,735	$146,478	$127,028
Ratios to average net assets:3
Net investment income	3.42%	4.60%	4.50%	4.63%	5.33%	5.74%
Expenses excluding specific
expenses listed below	0.52%	0.56%	0.61%	0.70%	0.81%	0.71%
Interest and fees from
borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term
floating rate notes issued4	0.11%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	0.69%	0.88%	0.82%	0.94%	0.95%	0.83%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.69%	0.88%	0.82%	0.94%	0.95%	0.83%
Portfolio turnover rate5	11%	37%	22%	30%	15%	21%

44 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

45 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6

Seven Months

Ended               Period

February 29,    Ended

2020              July 31, 20191

Per Share Operating Data
Net asset value, beginning of
period	$8.88	$8.80
Income (loss) from investment
operations:
Net investment income2	0.18	0.08
Net realized and unrealized
gain	0.42	0.06
Total from investment
operations	0.60	0.14
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.19)	(0.06)
Net asset value, end of period	$9.29	$8.88

Total Return, at Net Asset
Value3	6.83%	1.62%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$933	$10
Average net assets (in
thousands)	$53	$10
Ratios to average net assets:4
Net investment income	3.40%	4.64%
Expenses excluding specific
expenses listed below	0.54%	0.52%
Interest and fees from
borrowings	0.06%	0.12%
Interest and fees on short-term
floating rate notes issued5	0.11%	0.20%
Total expenses	0.71%	0.84%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.71%	0.84%
Portfolio turnover rate6	11%	37%

46 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

47 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 -Significant Accounting Policies

Invesco Oppenheimer Rochester California Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester California Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund's fiscal year end changed from July 31 to the last day in February.

The Fund's investment objective is to seek tax free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt

48 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

49 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

50 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and

51 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory

52 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

53 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.42%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $4,766,913 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund's average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.96%, 1.71%, 0.70%, and 0.60%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on

54 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

During the reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the seven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

55 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $41,190 in front-end sales commissions from the sale of Class A shares and $37,424 and $14,123 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

56 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$	— $	1,681,750,193	$2,535,000	$1,684,285,193
U.S. Possessions		—	117,617,093	—	117,617,093
Total Investments, at Value		—	1,799,367,286	2,535,000	1,801,902,286
Other Financial Instruments:
Investments Matured		—	845,338	—	845,338
Total Assets	$	— $	1,800,212,624	$2,535,000	$1,802,747,624

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,871
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	81,187

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

57 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Tax Information

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

	2020	2019	2018
Ordinary income	$499,507	$839,163	$1,050,538
Ordinary Income - Tax-Exempt	30,226,885	46,489,723	45,987,450
Total distributions	$30,726,392	$47,328,886	$47,037,988

Tax Components of Net Assets at Period-End:

2020
Undistributed Tax-Exempt Income	$16,178,740
Undistributed Appreciation/(Depreciation)	138,752,258
Temporary book/tax differences	(808,634)
Capital loss carryforward	(247,137,059)
Shares of beneficial interest	1,825,165,477
Total net assets	$1,732,150,782

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of interest on defaulted bonds, TOBs, book to tax accretion and amortization differences, and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

58 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	40,171,406	$206,965,653	$247,137,059

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months ended February 29, 2020 was $305,055,450 and $183,380,085, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$168,902,500
Aggregate unrealized (depreciation) of investments	(30,150,242)
Net unrealized appreciation of investments	$138,752,258

Cost of investments for tax purposes is $1,663,995,366.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of TOBS, paydowns and capital maintenance fees on February 29, 2020, undistributed net investment income was decreased by $8,536, undistributed net realized gain (loss) was increased by $8,536. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	12,206,873	$109,812,597	28,923,618	$249,959,488	14,081,915	$117,032,960
Automatic
Conversion
Class C
to Class A
Shares	1,771,376	15,906,779	—	—	—	—
Dividends
and/or
distributions
reinvested	1,770,304	15,971,603	2,796,750	23,999,964	3,057,431	25,407,590
Redeemed	(9,684,094)	(87,051,755)	(16,436,313)	(140,578,964)	(30,100,599)	(249,434,512)

59 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Net increase	6,064,459	$54,639,224	15,284,055	$133,380,488	(12,961,253)	$(106,993,962)
(decrease)

Class B
Sold	—	$—	—	$—	78	$766
Dividends
and/or
distributions
reinvested	—	—	—	—	1,031	8,446
Redeemed3	—	—	—	—	(75,734)	(630,917)
Net increase	— $	—	— $	—	(74,625)	$(621,705)
(decrease)

Class C
Sold	4,032,115	$36,117,284	5,872,239	$50,511,948	2,960,862	$24,515,748
Dividends
and/or
distributions
reinvested	246,177	2,210,072	554,096	4,728,073	648,151	5,361,514
Automatic
Conversion	(1,779,313)	(15,906,779)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(1,677,703)	(15,026,583)	(10,658,531)	(92,549,618)	(7,082,601)	(58,384,853)
Net increase	821,276	$7,393,994	(4,232,196)	$(37,309,597)	(3,473,588)	$(28,507,591)
(decrease)

Class Y
Sold	15,727,912	$142,355,048	27,955,569	$239,928,995	12,201,182	$101,578,829
Dividends
and/or
distributions
reinvested	747,168	6,741,872	944,182	8,122,319	715,927	5,955,431
Redeemed	(9,883,638)	(89,068,360)	(10,983,254)	(93,722,990)	(13,792,849)	(113,936,300)
Net increase	6,591,442	$60,028,560	17,916,497	$154,328,324	(875,740)	$(6,402,040)
(decrease)

Class R64
Sold	99,265	$908,289	1,136	$10,000	—	$—
Dividends
and/or
distributions
reinvested	48	446	—	—	—	—
Redeemed	(9)	(84)	—	—	—	—
Net increase	99,304	$908,651	1,136	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

60 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 331/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to February 29, 2020, the Fund incurred fees of $601,495. The average daily balance of borrowings under this agreement is $5,953,521 with an average interest rate of 1.78%. The carrying amount of the Trust's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the seven months ended February 29, 2020 were $97,478,750 and 1.79%, respectively.

Note 11 - Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which Invesco Oppenheimer Rochester California Municipal Fund (the "Fund") would acquire all of the assets and liabilities of Invesco California Tax-Free Income Fund (the "Target Fund") in exchange for shares of the Fund.

The reorganizations are expected to be consummated on May 15, 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

Note 12 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies

61 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

62 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® California Municipal Fund (formerly known as Oppenheimer Rochester® California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of

63 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

64 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	98.37%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

65 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

66 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

67 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

68 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

69 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

70 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

71 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

72 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

73 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

74 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

75 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

76 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

77 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

78 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

79 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

80 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

81 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

82 INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROCAM-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/2020

Invesco

Oppenheimer

Rochester® High

Yield Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester High Yield Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	7
Fund Expenses	11
Schedule of Investments	13
Statement of Assets and Liabilities	78
Statement of Operations	80
Statement of Changes in Net Assets	81
Financial Highlights	82
Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	109
Tax Information	111
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	112
Trustees and Officers	113
Invesco's Privacy Notice	125

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	17.17%	12.16%	9.46%
5-Year	8.72	7.78	4.01
10-Year	8.15	7.68	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund's Class A shares (without sales charge) returned 17.17% during the 1-year reporting period, outperforming the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%.

During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 8.74%, outperforming the Index which returned 4.66%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS AND YOUR FUND

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 Investment grade municipal bonds and high yield municipal bonds were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019.

We believe that these tax changes have yet to be fully realized and should continue to drive municipal bond performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the

4 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, General Obligation bonds, and sales tax revenue, the Fund's largest, second largest, and fifth largest sectors, respectively - significantly contributed to the Fund's performance. Marine/aviation facilities, among other sectors, were also strong contributors to the Fund's performance. Sector allocations in Puerto Rico, California, and New York significantly contributed to the Fund's performance. Sector allocation in paper, containers, and packaging was a detractor.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the

5 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

Portfolio Managers: Scott Cottier, Mark Paris, Michael Camarella, Mark DeMitry, Timothy O'Reilly, Julius Williams, Troy Willis

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Settlement	17.4%
Dedicated Tax	13.7
Local General Obligation	9.3
Industrial Development Revenue/	6.9
Pollution Control Revenue

Airport	6.9
Life Care	5.7
State General Obligation	5.1
Other Revenue	4.8
Charter School	3.9
Port	3.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total assets.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	1.3%	1.4%	2.7%
AA	23.5	0.0	23.5
A	7.9	0.0	7.9
BBB	8.5	2.4	10.9
BB or lower	14.5	40.5	55.0
Total	55.7%	44.3%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

7 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

		Inception				Since
		Date	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)		10/1/93	17.17%	8.72%	8.15%	5.22%
Class C (ORNCX)		8/29/95	16.35	7.96	7.35	5.02
Class Y (ORNYX)		11/29/10	17.49	8.96	N/A	8.77
Class R5	(IORHX)*	5/24/19	17.84	8.84	8.21	N/A
Class R6	(IORYX)*	5/24/19	17.37	8.76	8.17	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

		Inception				Since
		Date	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)		10/1/93	12.16%	7.78%	7.68%	5.05%
Class C (ORNCX)		8/29/95	15.35	7.96	7.35	5.02
Class Y (ORNYX)		11/29/10	17.49	8.96	N/A	8.77
Class R5	(IORHX)*	5/24/19	17.84	8.84	8.21	N/A
Class R6	(IORYX)*	5/24/19	17.37	8.76	8.17	N/A

*Class R5 and R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

8 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester High Yield Municipal Fund (Class A shares with sales charge) Bloomberg Barclays Municipal Bond Index

U.S. Consumer Price Index

$25,000

20,000											$20,953

15,000											$15,538
											$11,935
10,000
5,000
0	|	|	|	|	|	|	|	|	|	|	|

2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class

A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y respectively, of the Fund. Class R5 and R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/ or expense reimbursements. Returns shown for Class A, Class C, Class Y, Class R5 and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict

9 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,059.50	$4.88
Class C	1,000.00	1,056.40	8.26
Class Y	1,000.00	1,060.90	3.64
Class R5	1,000.00	1,065.20	3.29
Class R6	1,000.00	1,060.90	3.44
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.14	4.78
Class C	1,000.00	1,016.86	8.11
Class Y	1,000.00	1,021.33	3.57
Class R5	1,000.00	1,021.68	3.22
Class R6	1,000.00	1,021.53	3.37

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.95%
Class C	1.61

Class Y	0.71
Class R5	0.64
Class R6	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—113.0%
Alabama—4.3%
$2,710,000	Alabama (State of) Port Authority; Series 2017
	A, Ref. RB1	5.000%	10/01/2028 $	3,369,722
2,380,000	Alabama (State of) Port Authority; Series 2017
	A, Ref. RB1	5.000	10/01/2029	2,949,117
7,040,000	Birmingham (City of) & Jefferson (County of), AL
	Civic Center Authority; Series 2018 A, RB1	4.000	07/01/2043	8,111,418
10,500,000	Birmingham (City of) & Jefferson (County of), AL
	Civic Center Authority; Series 2018 A, RB1	5.000	07/01/2048	12,961,095
1,365,000	Birmingham (City of) & Jefferson (County of), AL
	Civic Center Authority; Series 2018 D, RB1	5.000	05/01/2035	1,719,900
1,170,000	Birmingham (City of) & Jefferson (County of), AL
	Civic Center Authority; Series 2018 D, RB1	5.000	05/01/2036	1,471,088
1,700,000	Birmingham (City of), AL; Series 2018 B, GO Wts.1	5.000	12/01/2036	2,158,592
1,535,000	Birmingham (City of), AL; Series 2018 B, GO Wts.1	5.000	12/01/2037	1,941,729
1,575,000	Birmingham (City of), AL; Series 2018 B, GO Wts.1	5.000	12/01/2038	1,986,217
5,190,000	Birmingham (City of), AL; Series 2018 B, GO Wts.1	5.000	12/01/2043	6,466,792
12,870,000	Birmingham-Jefferson, AL Civic Center Authority2	5.000	05/01/2048	15,775,986
18,120,000	Birmingham-Jefferson, AL Civic Center Authority2	5.000	07/01/2048	22,299,514
4,500,000	Homewood (City of), AL Educational Building
	Authority (Samford University); Series 2017 A,
	Ref. RB1	5.000	12/01/2047	5,376,105
7,500,000	Hoover (City of), AL Industrial Development
	Board (United States Steel Corp.); Series 2019,
	RB1	5.750	10/01/2049	9,094,350
5,000,000	Jefferson (County of), AL; Series 2013 A, RB1	5.500	10/01/2053	5,825,250
20,045,000	Jefferson (County of), AL; Series 2013 C, Wts.1	0.000 3	10/01/2046	19,963,617
17,500,000	Jefferson (County of), AL; Series 2013 C, Wts.1	0.000 3	10/01/2050	17,387,300
51,500,000	Jefferson (County of), AL; Series 2013 D, Wts.1	6.500	10/01/2053	62,488,040
25,000,000	Jefferson (County of), AL; Series 2013 D, Wts.1	7.000	10/01/2051	30,796,250
21,895,000	Jefferson (County of), AL; Series 2013 F, Revenue
	Wts.1	0.000 3	10/01/2039	21,846,393
30,000,000	Jefferson (County of), AL; Series 2013 F, Revenue
	Wts.1	0.000 3	10/01/2046	29,793,300
44,050,000	Jefferson (County of), AL; Series 2013 F, Revenue
	Wts.1	0.000 3	10/01/2050	43,642,097
8,000,000	Lower Alabama Gas District (The); Series 2016
	A, RB1	5.000	09/01/2046	12,118,560
500,000	Mobile (City of), AL Improvement District
	(McGowin Park); Series 2016 A, RB1	5.250	08/01/2030	542,370
1,300,000	Mobile (City of), AL Improvement District
	(McGowin Park); Series 2016 A, RB1	5.500	08/01/2035	1,410,487

13 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Alabama (Continued)
$13,365,000	Tuscaloosa (County of), AL Industrial
	Development Authority (Hunt Refining); Series
	2019 A, Ref. IDR	5.250%	05/01/2044 $	15,970,373
				357,465,662

Alaska—0.1%
1,650,000	Alaska (State of) Industrial Development & Export
	Authority (Boys & Girls Home & Family Services,
	Inc.); Series 2007 C, RB4	5.875	12/01/2027	82,500
500,000	Alaska (State of) Industrial Development & Export
	Authority (Boys & Girls Home & Family Services,
	Inc.); Series 2007 C, RB4	6.000	12/01/2036	25,000
1,755,000	Alaska (State of) Municipal Bond Bank Authority;
	Series 2016 4, Ref. RB1	5.000	12/01/2030	2,127,078
1,365,000	Alaska (State of) Municipal Bond Bank Authority;
	Series 2016 4, Ref. RB1	5.000	12/01/2031	1,651,295
1,960,000	Alaska (State of) Municipal Bond Bank Authority;
	Series 2016 4, Ref. RB1	5.000	12/01/2032	2,366,916
2,055,000	Alaska (State of) Municipal Bond Bank Authority;
	Series 2016 4, Ref. RB1	5.000	12/01/2033	2,477,446
				8,730,235

Arizona—2.1%
1,165,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 B, RB1	5.500	07/01/2038	1,363,947
2,250,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 B, RB1	5.625	07/01/2048	2,621,160
3,500,000	Arizona (State of) Industrial Development
	Authority (Academies of Math & Science); Series
	2018 B, RB1	5.750	07/01/2053	4,080,685
2,515,000	Arizona (State of) Industrial Development
	Authority (ACCEL Schools); Series 2018 A, RB1	5.125	08/01/2038	2,783,426
3,945,000	Arizona (State of) Industrial Development
	Authority (ACCEL Schools); Series 2018 A, RB1	5.250	08/01/2048	4,347,429
580,000	Arizona (State of) Industrial Development
	Authority (Franklin Phonetic Charter School);
	Series 2017, Ref. RB1	5.500	07/01/2037	621,806
680,000	Arizona (State of) Industrial Development
	Authority (Franklin Phonetic Charter School);
	Series 2017, Ref. RB1	5.750	07/01/2047	732,510
645,000	Arizona (State of) Industrial Development
	Authority (Franklin Phonetic Charter School);
	Series 2017, Ref. RB1	5.875	07/01/2052	695,620
3,000,000	Arizona (State of) Industrial Development
	Authority (Leman Academy of Excellence - Parker
	Colorado Campus); Series 2019, RB	5.000	07/01/2054	3,138,360

14 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,415,000	Arizona (State of) Industrial Development
	Authority (Mater Academy of Nevada Mountain
	Vista Campus Project); Series 2018 A, RB1	5.250%	12/15/2038 $	1,608,105
2,260,000	Arizona (State of) Industrial Development
	Authority (Mater Academy of Nevada Mountain
	Vista Campus Project); Series 2018 A, RB1	5.500	12/15/2048	2,573,100
2,250,000	Arizona (State of) Industrial Development
	Authority (Provident Group - NCCU Properties
	LLC); Series 2019 A, RB1	5.000	06/01/2049	2,764,755
1,930,000	Arizona (State of) Industrial Development
	Authority (Provident Group - NCCU Properties
	LLC); Series 2019 A, RB1	5.000	06/01/2058	2,342,962
445,000	Cadence Community Facilities District
	(Assessment District No. 1); Series 2019, RB1	4.500	07/01/2043	472,848
10,000,000	City of Phoenix Civic Improvement Corp.; Series
	2018, RB1	5.000	07/01/2048	12,300,700
8,000,000	City of Phoenix Civic Improvement Corp.; Series
	2019 B, RB1	5.000	07/01/2049	9,996,160
1,030,000	East San Luis (City of), AZ Community Facilities
	District (Assessment Area One); Series 2007, RB4,5	6.375	01/01/2028	1,030,124
140,000	East San Luis (City of), AZ Community Facilities
	District (Assessment Area One); Series 2009, Ref.
	RB4,5	8.500	01/01/2028	91,000
1,000,000	Glendale (City of), AZ Industrial Development
	Authority (Midwestern University); Series 2010,
	RB1	5.125	05/15/2040	1,008,670
3,100,000	Glendale (City of), AZ Industrial Development
	Authority (The Beatitudes Campus); Series 2017,
	Ref. RB	5.000	11/15/2045	3,366,011
500,000	La Paz (County of), AZ Industrial Development
	Authority (Charter School Solutions- Harmony
	Public Schools); Series 2018 A, RB1	5.000	02/15/2038	593,490
1,200,000	La Paz (County of), AZ Industrial Development
	Authority (Charter School Solutions- Harmony
	Public Schools); Series 2018 A, RB1	5.000	02/15/2048	1,400,712
11,475,000	Maricopa County Industrial Development
	Authority (Christian Care Surprise, Inc.); Series
	2016, RB	6.000	01/01/2048	12,414,343
220,000	Maricopa County Industrial Development
	Authority (GreatHearts Arizona); Series 2017 C,
	RB1	5.000	07/01/2037	268,772
405,000	Maricopa County Industrial Development
	Authority (GreatHearts Arizona); Series 2017 C,
	RB1	5.000	07/01/2048	485,951
1,870,000	Maricopa County Industrial Development
	Authority (Immanuel Campus of Care); Series
	2006 B, Ref. RB4,5	8.500	04/20/2041	1,290,300
187,000	Merrill Ranch Community Facilities District No. 1
	(Assessment Area One); Series 2006, RB1	5.250	07/01/2024	187,359

15 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$166,000	Merrill Ranch Community Facilities District No. 2
	(Assessment Area One); Series 2006, RB1	5.250%	07/01/2024 $	166,319
409,000	Merrill Ranch Community Facilities District No. 2
	(Assessment Area One); Series 2006, RB1	5.300	07/01/2030	409,728
810,000	Merrill Ranch Community Facilities District No. 2;
	Series 2016, GO Bonds1	5.250	07/15/2040	948,883
420,000	Parkway Community Facilities District; Series
	2006, GO Bonds	5.300	07/15/2025	409,458
350,000	Parkway Community Facilities District; Series
	2006, GO Bonds	5.350	07/15/2031	332,510
1,000,000	Phoenix (City of), AZ Industrial Development
	Authority (Downtown Phoenix Student Housing,
	LLC- Arizona State University); Series 2018 A,
	Ref. RB1	5.000	07/01/2042	1,212,940
1,725,000	Phoenix (City of), AZ Industrial Development
	Authority (Espiritu Community Development
	Corp. Charter School); Series 2006 A, RB	6.250	07/01/2036	1,726,725
4,135,000	Phoenix (City of), AZ Industrial Development
	Authority (Freedom Academy, Inc.); Series 2016,
	RB1	5.500	07/01/2046	4,703,604
2,770,000	Phoenix (City of), AZ Industrial Development
	Authority (Gourmet Boutique West LLC); Series
	2007 B, IDR	5.875	11/01/2037	2,434,636
595,000	Phoenix (City of), AZ Industrial Development
	Authority (Leman Academy of Excellence - Oro
	Valley); Series 2019 A, RB	5.000	07/01/2049	615,646
530,000	Phoenix (City of), AZ Industrial Development
	Authority (Leman Academy of Excellence - Oro
	Valley); Series 2019 A, RB	5.000	07/01/2054	547,787
1,185,000	Phoenix (City of), AZ Industrial Development
	Authority (Vista College Preparatory); Series 2018
	A, RB1	5.000	07/01/2048	1,440,391
2,250,000	Pima (County of), AZ Industrial Development
	Authority (American Leadership Academy); Series
	2015, Ref. RB1	5.625	06/15/2045	2,523,623
2,970,000	Pima (County of), AZ Industrial Development
	Authority (American Leadership Academy); Series
	2017, RB1	5.000	06/15/2052	3,087,345
4,335,000	Pima (County of), AZ Industrial Development
	Authority (Arizona Charter Schools Refunding);
	Series 2013 Q, Ref. RB1	5.375	07/01/2031	4,512,778
1,550,000	Pima (County of), AZ Industrial Development
	Authority (Christian Care Tuscon, Inc.); Series
	2017 A, Ref. RB1	5.000	06/15/2037	1,820,227
2,830,000	Pima (County of), AZ Industrial Development
	Authority (Christian Care Tuscon, Inc.); Series
	2017 C, RB1	5.000	12/15/2047	3,285,885
2,400,000	Pima (County of), AZ Industrial Development
	Authority (Excalibur Charter School (The)); Series
	2016, Ref. RB	5.500	09/01/2046	2,575,728

16 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$5,530,000	Pima (County of), AZ Industrial Development
	Authority (Milestones Charter School Refunding);
	Series 2017 A, Ref. RB	6.500%	11/01/2047 $	5,836,086
2,955,000	Pima (County of), AZ Industrial Development
	Authority (New Plan Learning, Inc.); Series 2011
	A, RB	8.125	07/01/2041	2,958,842
5,730,000	Pima (County of), AZ Industrial Development
	Authority (P.L.C. Charter Schools); Series 2012,
	RB1	7.500	04/01/2041	6,507,962
3,315,000	Pima (County of), AZ Industrial Development
	Authority (P.L.C. Charter Schools); Series 2016,
	Ref. RB1	6.000	12/01/2036	3,643,682
6,310,000	Pima (County of), AZ Industrial Development
	Authority (P.L.C. Charter Schools); Series 2016,
	Ref. RB1	6.000	12/01/2046	6,828,177
1,025,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2015,
	RB1	6.000	07/01/2035	1,108,127
3,310,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2015,
	RB1	6.125	07/01/2045	3,575,065
650,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2019,
	RB1	5.125	07/01/2039	670,566
810,000	Pima (County of), AZ Industrial Development
	Authority (Paideia Academies (The)); Series 2019,
	RB1	5.250	07/01/2049	836,503
500,000	Pinal (County of), AZ Industrial Development
	Authority (San Manuel Facility); Series 2006, RB1	6.250	06/01/2026	530,655
20,000,000	Pinal (County of), AZ Industrial Development
	Authority (WOF SW GGP 1 LLC); Series 2018, RB	7.250	10/01/2033	20,265,400
220,000	Show Low Bluff Community Facilities District
	(Assessment Area One); Series 2007, RB	5.600	07/01/2031	217,622
1,022,000	Southside Community Facilities District No. 1;
	Series 2008, RB	7.250	07/01/2032	634,590
695,000	Tempe (City of), AZ Industrial Development
	Authority (Friendship Village of Tempe); Series
	2012 A, Ref. RB1	6.000	12/01/2032	740,418
1,550,000	Tempe (City of), AZ Industrial Development
	Authority (Friendship Village); Series 2012 A,
	Ref. RB1	6.250	12/01/2042	1,650,735
1,010,000	Tempe (City of), AZ Industrial Development
	Authority (Mirabella at ASU); Series 2017 A, RB	6.000	10/01/2037	1,207,940
2,360,000	Tempe (City of), AZ Industrial Development
	Authority (Mirabella at ASU); Series 2017 A, RB	6.125	10/01/2052	2,795,019
1,800,000	Verrado Community Facilities District No. 1; Series
	2013 A, Ref. GO Bonds1	6.000	07/15/2027	1,961,370
675,000	Verrado Community Facilities District No. 1; Series
	2013 B, GO Bonds1	5.700	07/15/2029	727,083

17 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Arizona (Continued)
$610,000	Verrado Community Facilities District No. 1; Series
	2013 B, GO Bonds1	6.000%	07/15/2033 $	658,410
3,398,000	Watson Road Community Facilities District; Series
	2005, RB	6.000	07/01/2030	3,397,966
				174,086,736

Arkansas—0.0%
5,045,000	Cave Springs Municipal Property Owners'
	Improvement District No. 3; Series 2007, GO
	Bonds4,5	6.250	02/01/2038	3,682,850

California—11.9%
7,300,000	Alameda (County of), CA Corridor Transportation
	Authority; Series 2016 B, Ref. RB1	5.000	10/01/2034	8,984,548
175,000	Blythe (City of), CA Redevelopment Agency
	Successor Agency (Project No. 1); Series 2000
	A, RB1	6.200	05/01/2031	175,283
10,000,000	CA Infrastructure and Economic Devel. (Sanford
	Consortium)2	5.000	05/15/2040	10,088,950
31,530,000	CA Infrastructure and Economic Devel. (University
	of California)2	5.000	05/15/2052	39,747,422
2,500,000	Calexico (City of), CA Community Redevelopment
	Agency Successor Agency (Merged Central
	Business District & Residential Redevelopment
	Project Area); Series 2011, RB1	7.250	08/01/2033	2,728,400
212,950,000	California (County of), CA Tobacco Securitization
	Agency (Alameda County Tobacco Asset
	Securitization Corp.); Series 2006 C, RB	6.341 6	06/01/2055	15,313,234
6,620,000	California (County of), CA Tobacco Securitization
	Agency (Gold Country Settlement Funding Corp.);
	Series 2006, RB	8.145 6	06/01/2033	3,120,006
18,030,000	California (County of), CA Tobacco Securitization
	Agency (Los Angeles County Securitization Corp.);
	Series 2006, RB1	5.700 3	06/01/2046	18,278,093
19,120,000	California (State of) County Tobacco
	Securitization Agency (Alameda County Tobacco
	Asset Securitization Corp.); Series 2002, RB1	6.000	06/01/2042	19,304,890
7,145,000	California (State of) County Tobacco
	Securitization Agency (Stanislaus County Tobacco
	Funding Corp.); Series 2002 A, RB1	5.875	06/01/2043	7,244,673
520,920,000	California (State of) County Tobacco
	Securitization Agency; Series 2006 A, RB	5.559 6	06/01/2050	82,195,967
107,400,000	California (State of) County Tobacco
	Securitization Agency; Series 2006 B, RB	5.502 6	06/01/2050	14,634,324
9,125,000	California (State of) Enterprise Development
	Authority (Sunpower Corp. - Headquarters);
	Series 2010, RB	8.500	04/01/2031	9,470,107
602,872	California (State of) Housing Finance Agency;
	Series 2019 A-1, RB	4.250	01/15/2035	756,724

18 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$10,800,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018 A, RB1	5.000%	12/31/2043 $	13,253,652
2,750,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018 A, RB1	5.000	12/31/2047	3,358,327
2,575,000	California (State of) Municipal Finance Authority
	(LINXS APM); Series 2018 B, RB1	5.000	06/01/2048	3,138,204
3,000,000	California (State of) Pollution Control Financing
	Authority (Aemerge Redpak Services Southern
	California, LLC); Series 2017, RB4	8.000	12/01/2027	900,000
6,075,000	California (State of) Pollution Control Financing
	Authority (CalPlant I); Series 2017, RB	7.500	07/01/2032	5,920,816
14,995,000	California (State of) Pollution Control Financing
	Authority (CalPlant I); Series 2017, RB	8.000	07/01/2039	14,967,259
4,330,000	California (State of) School Finance Authority
	(Escuela Popular); Series 2017, RB	6.500	07/01/2050	4,641,760
5,945,000	California (State of) School Finance Authority
	(Grimmway Schools); Series 2016 A, RB1	5.250	07/01/2051	6,780,332
385,000	California (State of) School Finance Authority
	(Kepler Neighborhood School); Series 2017 A, RB	5.000	05/01/2027	407,122
900,000	California (State of) School Finance Authority
	(Kepler Neighborhood School); Series 2017 A, RB	5.750	05/01/2037	980,802
1,230,000	California (State of) School Finance Authority
	(Kepler Neighborhood School); Series 2017 A, RB	5.875	05/01/2047	1,328,572
595,000	California (State of) School Finance Authority
	(Rocketship Education); Series 2017 A, RB	5.125	06/01/2047	655,797
665,000	California (State of) School Finance Authority
	(Rocketship Education); Series 2017 A, RB	5.250	06/01/2052	733,655
4,020,000	California (State of) Statewide Communities
	Development Authority (Guidance Charter
	School); Series 2017 A, RB4,5	6.500	07/01/2037	1,567,800
14,690,000	California (State of) Statewide Communities
	Development Authority (Guidance Charter
	School); Series 2017 A, RB4,5	6.750	07/01/2052	5,729,100
1,450,000	California (State of) Statewide Communities
	Development Authority (NCCD—Hooper Street
	LLC—California College of the Arts); Series 2019,
	RB1	5.250	07/01/2052	1,721,469
7,645,000	California (State of) Statewide Communities
	Development Authority (Yucaipa Valley Water
	Reservoir); Series 2014, RB	6.000	09/02/2044	8,066,775
10,000	California (State of) Statewide Communities
	Development Authority; Series 2003, RB1	6.750	09/01/2037	10,015
100,000	California (State of) Statewide Finance Authority
	(Pooled Tobacco Securitization); Series 2002, RB1	6.000	05/01/2043	100,611
4,515,000	California (State of) Statewide Financing
	Authority; Series 2002 A, RB1	6.000	05/01/2037	4,547,192
1,120,000	California (State of) Statewide Financing
	Authority; Series 2002 B, RB1	6.000	05/01/2043	1,126,843
2,160,000	California (State of); Series 2016, Ref. GO Bonds1	5.000	09/01/2031	2,714,429

19 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$16,780,000	California (State of); Series 2017, Ref. GO Bonds1	4.000%	11/01/2033 $	20,274,435
24,160,000	California (State of); Series 2017, Ref. GO Bonds1	4.000	11/01/2034	29,142,275
20,000,000	California (State of); Series 2017, Ref. GO Bonds1	4.000	11/01/2035	24,078,000
3,740,000	California (State of); Series 2017, Ref. GO Bonds1	5.000	08/01/2030	4,832,529
15,000,000	California (State of); Series 2019, GO Bonds1	4.000	10/01/2044	18,231,150
3,200,000	California (State of); Series 2019, GO Bonds1	5.000	04/01/2049	4,159,488
2,775,000	California County Tobacco Securitization Agency
	(Alameda County Tobacco Asset Securitization
	Corp.); Series 2002, RB1	5.875	06/01/2035	2,803,222
5,000,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2002, RB1	6.125	06/01/2038	5,003,100
127,310,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 A, RB	5.307 6	06/01/2046	23,764,958
33,920,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 B, RB	6.647 6	06/01/2046	6,093,389
215,100,000	California County Tobacco Securitization Agency
	(Fresno County Tobacco Funding Corp.); Series
	2006 C, RB	6.998 6	06/01/2055	17,780,166
7,000,000	California County Tobacco Securitization Agency
	(Gold Country Funding Corp.); Series 2006, RB	5.250	06/01/2046	7,003,290
18,500,000	California County Tobacco Securitization Agency
	(Los Angeles County Securitization Corp.); Series
	2006 A, RB1	5.650 3	06/01/2041	18,754,560
25,920,000	California State University; Series 2017 A, Ref.
	RB1	5.000	11/01/2047	32,460,394
1,215,000	Desert Hot Springs (City of), CA Redevelopment
	Agency Successor Agency; Series 2017, Ref. RB1	5.000	09/01/2030	1,537,109
18,275,000	Fremont, CA Union High School District2	4.000	08/01/2043	20,036,369
7,780,000	Fresno Unified School District; Series 2016 B, Ref.
	GO Bonds	4.319 6	08/01/2042	3,773,144
4,320,000	Garden Grove Unified School District (Election of
	2016); Series 2019, GO Bonds1	4.000	08/01/2045	5,046,797
9,625,000	Garden Grove Unified School District (Election of
	2016); Series 2019, GO Bonds1	4.000	08/01/2048	11,211,585
25,350,000	Golden State Tobacco Securitization Corp.; Series
	2007 A-2, RB1	5.300 3	06/01/2037	27,106,502
555,000	Golden State Tobacco Securitization Corp.; Series
	2017 A-1, Ref. RB1	5.000	06/01/2029	702,430
1,835,000	Independent Cities Finance Authority
	(Lamplighter Salinas Mobilehome Park); Series
	2010 A, RB1	6.250	07/15/2050	1,865,278
1,140,000	Lathrop (City of), CA (Community Facilities
	District No. 03-2); Series 2003, RB1	7.000	09/01/2033	1,144,172
4,000,000	Long Beach (City of), CA; Series 2017 B, RB1	5.000	05/15/2043	4,884,080
1,625,000	Los Angeles (City of), CA (Community Facilities
	District No. 8); Series 2010, RB1	5.750	09/01/2040	1,655,160

20 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	Los Angeles (City of), CA Department of Airports
	(Los Angeles International Airport); Series 2018
	A, RB1	5.000%	05/15/2035 $	1,276,940
1,385,000	Los Angeles (City of), CA Department of Airports
	(Los Angeles International Airport); Series 2018
	A, RB1	5.000	05/15/2036	1,764,809
1,500,000	Los Angeles (City of), CA Department of Airports;
	Series 2016 A, RB1	5.000	05/15/2033	1,832,610
10,000,000	Los Angeles (City of), CA Department of Water &
	Power; Series 2017 A, RB1	5.000	07/01/2047	12,392,100
20,000,000	Los Angeles (City of), CA Department of Water &
	Power; Series 2019 A, RB1	5.250	07/01/2049	26,280,800
13,345,000	Los Angeles County Facilities, Inc. (Vermont
	Corridor County Administration Building); Series
	2018 A, RB1	5.000	12/01/2043	16,973,105
7,875,000	Los Angeles County Facilities, Inc. (Vermont
	Corridor County Administration Building); Series
	2018 A, RB1	5.000	12/01/2051	9,889,425
25,000,000	Los Angeles, CA Dept. of Airports (Los Angeles
	International Airport)2	5.000	05/15/2043	31,863,375
55,750,000	Los Angeles, CA Dept. of Airports (Los Angeles
	International Airport)2	5.000	05/15/2044	68,925,809
255,000	Maywood (City of), CA Public Financing Authority
	(Infrastructure Refinancing); Series 2008 A, Ref.
	RB1	7.000	09/01/2038	255,492
4,500,000	Morongo Band of Mission Indians (The); Series
	2018 A, RB1	5.000	10/01/2042	5,398,200
10,200,000	Northern California Tobacco Securitization
	Authority; Series 2005 A-1, RB1	5.375	06/01/2038	10,312,506
45,000	Placer (County of), CA (Placer Corporate Center
	Assessment District No. 1); Series 2000, RB1	6.500	09/02/2030	45,436
6,580,000	Regional Airports Improvement Corp. (Los
	Angeles International Airport - Continental
	Airlines, Inc. Cargo Facilities); Series 1994, RB1	9.250	08/01/2024	6,620,928
3,975,000	Rialto (City of), CA Redevelopment Agency
	Successor Agency; Series 2018, Ref. RB1	5.000	09/01/2037	5,110,061
1,750,000	Riverside (County of), CA Redevelopment
	Successor Agency; Series 2011 A, RB1	7.125	10/01/2042	1,925,228
27,015,000	Riverside County, CA Transportation Commission2	4.000	06/01/2036	32,368,473
10,000,000	Sacramento (City of), CA (Convention Center
	Complex); Series 2018 A, RB1	5.000	06/01/2048	12,392,200
2,000,000	San Buenaventura (City of), CA (Community
	Memorial Health System); Series 2011, RB1	8.000	12/01/2031	2,213,560
4,700,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2018 D, RB1	5.000	05/01/2048	5,838,481
10,000,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2019 A, RB1	5.000	05/01/2044	12,720,800

21 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
California (Continued)
$13,000,000	San Francisco (City & County of), CA Airport
	Commission (San Francisco International Airport);
	Series 2019 A, RB1	5.000%	05/01/2049 $	16,432,000
750,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	North Redevelopment); Series 2011 C, RB1	6.750	08/01/2041	791,558
1,000,000	San Francisco (City & County of), CA
	Redevelopment Financing Authority (Mission Bay
	South Redevelopment); Series 2011 D, RB1	7.000	08/01/2041	1,057,300
6,000,000	Santa Clara (City of), CA Redevelopment Agency;
	Series 2011, RB1	5.750	06/01/2026	6,388,680
15,920,000	Santa Clara County, CA GO2	4.000	08/01/2040	17,031,972
58,990,000	Silicon Valley Tobacco Securitization Authority
	(Santa Clara); Series 2007 A, RB	8.898 6	06/01/2047	12,759,537
60,785,000	Silicon Valley Tobacco Securitization Authority
	(Santa Clara); Series 2007 A, RB	8.995 6	06/01/2036	24,690,259
13,505,000	Silicon Valley Tobacco Securitization Authority;
	Series 2007 B, RB	8.998 6	06/01/2047	2,807,284
61,600,000	Silicon Valley Tobacco Securitization Authority;
	Series 2007 C, RB	8.146 6	06/01/2056	6,504,960
12,115,000	Stockton Unified School District; Series 2011 D,
	GO Bonds	5.918 6	08/01/2038	8,207,549
14,735,000	Stockton Unified School District; Series 2011 D,
	GO Bonds	5.948 6	08/01/2041	9,088,106
17,145,000	Stockton Unified School District; Series 2011 D,
	GO Bonds	5.948 6	08/01/2043	9,902,266
6,245,000	Stockton Unified School District; Series 2011 D,
	GO Bonds	5.997 6	08/01/2037	4,359,072
3,500,000	West Hollywood (City of), CA Community
	Development Department (East Side
	Redevelopment); Series 2011 A, RB1	7.500	09/01/2042	3,864,140
				998,321,756

Colorado—4.6%
1,075,000	Amber Creak Metropolitan District; Series 2017
	A, Ref. GO Bonds	5.125	12/01/2047	1,138,769
515,000	Amber Creak Metropolitan District; Series 2017
	B, GO Bonds	7.750	12/15/2047	542,516
1,240,000	Arista Metropolitan District; Series 2018 A, Ref.
	GO Bonds	5.000	12/01/2038	1,363,244
3,500,000	Arista Metropolitan District; Series 2018 A, Ref.
	GO Bonds	5.125	12/01/2048	3,826,410
3,260,000	Banning Lewis Ranch Metropolitan District No. 4;
	Series 2018 A, GO Bonds	5.750	12/01/2048	3,512,128
2,195,000	Banning Lewis Ranch Metropolitan District No. 5;
	Series 2018 A, GO Bonds	5.750	12/01/2048	2,364,761
500,000	Banning Lewis Ranch Metropolitan District No. 5;
	Series 2018 B, GO Bonds	8.000	12/15/2048	536,240

22 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$3,100,000	Base Village Metropolitan District No. 2; Series
	2016 A, Ref. GO Bonds1	5.750%	12/01/2046 $	3,301,655
3,000,000	Berthoud-Heritage Metropolitan District No. 1;
	Series 2019, RB	5.625	12/01/2048	3,255,810
500,000	Blue Lake Metropolitan District No. 2; Series
	2016 B, GO Bonds	8.000	12/15/2046	526,380
1,750,000	Blue Lake Metropolitan District No. 3; Series
	2018 A, GO Bonds1	5.250	12/01/2048	1,812,107
551,000	BNC Metropolitan District No. 1; Series 2017 B,
	GO Bonds	7.375	12/15/2047	583,327
670,000	Brighton Crossing Metropolitan District No. 4;
	Series 2017 B, GO Bonds	7.000	12/15/2047	705,818
1,750,000	Broadway Station Metropolitan District No. 3;
	Series 2019, GO Bonds	5.000	12/01/2049	1,882,002
1,000,000	Bromley Park Metropolitan District No. 2; Series
	2018 B, Ref. GO Bonds	6.375	12/15/2047	1,066,760
1,919,000	Broomfield (City and County of), CO Midcities
	Metropolitan District No. 2; Series 2016 B, Ref.
	GO Bonds	7.750	12/15/2046	2,008,003
2,734,000	Buffalo Ridge Metropolitan District; Series 2018
	B, GO Bonds	7.375	12/15/2047	2,918,955
4,500,000	Canyons Metropolitan District No. 5; Series 2017
	A, Ref. GO Bonds	6.125	12/01/2047	4,831,470
2,000,000	Canyons Metropolitan District No. 6; Series 2017
	A, Ref. GO Bonds	6.125	12/01/2047	2,111,900
1,345,000	Cherrylane Metropolitan District; Series 2018 A,
	GO Bonds1	5.250	12/01/2047	1,443,010
574,000	Cherrylane Metropolitan District; Series 2018 B,
	GO Bonds	7.375	12/15/2047	613,032
500,000	Clear Creek Station Metropolitan District No. 2;
	Series 2017 B, GO Bonds	7.375	12/15/2047	530,385
14,350,000	CO Health Facilities Authority (Sisters of Charity
	of Leavenworth Health System)2	5.000	01/01/2044	16,145,831
1,500,000	Colliers Hill Metropolitan District No. 1; Series
	2019 B, Ref. GO Bonds	8.000	12/15/2048	1,548,480
6,000,000	Colorado (State of) Health Facilities Authority
	(Adventhealth Obligated); Series 2019, Ref. VRD
	RB1	4.000	11/15/2043	7,101,240
5,190,000	Colorado (State of) Health Facilities Authority
	(CommonSpirit Health); Series 2019 A-2, RB1	5.000	08/01/2044	6,461,550
4,425,000	Colorado (State of) Health Facilities Authority
	(Evangelical Lutheran Good Samaritan Society
	(The)); Series 2017, Ref. RB1	5.000	06/01/2047	5,705,329
1,030,000	Colorado (State of) Health Facilities Authority
	(Volunteers of America Care); Series 2007 A, RB	5.300	07/01/2037	1,030,144
6,050,000	Colorado (State of) Health Facilities Authority;
	Series 2019 A, Ref. RB1	4.000	01/01/2037	7,273,915

23 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$1,040,000	Colorado (State of) International Center
	Metropolitan District No. 3; Series 2018 B, GO
	Bonds	7.500%	12/15/2038 $	1,107,038
4,250,000	Copper Ridge Metropolitan District; Series 2019,
	RB	5.000	12/01/2039	4,608,955
1,750,000	Copper Ridge Metropolitan District; Series 2019,
	RB	5.000	12/01/2043	1,887,392
500,000	Copperleaf Metropolitan District No. 3; Series
	2017 A, GO Bonds	5.000	12/01/2037	536,780
700,000	Copperleaf Metropolitan District No. 3; Series
	2017 A, GO Bonds	5.125	12/01/2047	750,106
506,000	Copperleaf Metropolitan District No. 3; Series
	2017 B, GO Bonds	7.625	12/15/2047	539,103
1,025,000	Country Club Highlands Metropolitan District;
	Series 2007, GO Bonds5,7	7.250	12/01/2037	871,250
1,260,000	Creekside Village Metropolitan District; Series
	2019 A, GO Bonds	5.000	12/01/2039	1,339,670
2,165,000	Creekside Village Metropolitan District; Series
	2019 A, GO Bonds	5.000	12/01/2049	2,263,789
616,000	Creekside Village Metropolitan District; Series
	2019, GO Bonds	7.750	12/15/2049	636,371
750,000	Cundall Farms Metropolitan District; Series 2017
	B, GO Bonds	7.375	12/15/2047	787,440
792,000	Cundall Farms Metropolitan District; Series 2017
	C, GO Bonds	12.000	12/15/2049	825,478
34,120,000	Denver (City & County of), CO; Series 2018 A,
	Ref. RB1	5.000	12/01/2048	42,588,584
26,450,000	Denver (City & County of), CO; Series 2018 A,
	Ref. RB1	5.250	12/01/2048	33,545,212
1,250,000	Denver Connection West Metropolitan District;
	Series 2017 A, GO Bonds	5.375	08/01/2047	1,329,500
1,360,000	Denver Gateway Center Metropolitan District;
	Series 2018 A, GO Bonds	5.500	12/01/2038	1,474,335
2,130,000	Denver Gateway Center Metropolitan District;
	Series 2018 A, GO Bonds	5.625	12/01/2048	2,310,454
2,290,000	Denver International Business Center
	Metropolitan District No 1; Series 2019 B, GO
	Bonds	6.000	12/01/2048	2,471,368
1,285,000	Dinosaur Ridge Metropolitan District; Series 2019
	A, Ref. RB	5.000	06/01/2049	1,355,122
1,687,000	Dublin North Metropolitan District No. 2; Series
	2018 A, GO Bonds1	5.125	12/01/2047	1,800,198
4,475,000	Elbert (County of), CO & Highway 86 Commercial
	Metropolitan District; Series 2008 A, RB5	7.500	12/01/2032	3,356,250
2,600,000	Elbert (County of), CO & Highway 86
	Metropolitan District; Series 2016, Ref. GO
	Bonds1	5.750	12/01/2046	3,025,568
2,000,000	Erie (Town of), CO Farm Metropolitan District;
	Series 2016 A, GO Bonds	5.500	12/01/2045	2,110,300

24 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$600,000	Erie (Town of), CO Farm Metropolitan District;
	Series 2016 B, GO Bonds	7.750%	12/15/2045 $	629,376
3,100,000	Erie Commons Metropolitan District No. 2; Series
	2019 B, Ref. GO Bonds	6.950	12/15/2054	3,190,365
515,000	First Creek Village Metropolitan District; Series
	2019 B, GO Bonds	6.750	08/01/2049	534,735
2,965,000	Flying Horse Metropolitan District No. 3; Series
	2019, Ref. GO Bonds	6.000	12/01/2049	3,111,767
933,000	Forest Trace Metropolitan District No. 3; Series
	2020 B, GO Bonds	7.875	12/15/2049	957,081
1,780,000	Fossil Ridge Metropolitan District No. 1; Series
	2010, Ref. GO Bonds1	7.250	12/01/2040	1,824,019
920,000	Godding Hollow Metropolitan District (In The
	Town of Frederick); Series 2018, GO Bonds	6.500	12/01/2034	988,135
925,000	Haskins Station Metropolitan District; Series 2019
	A, GO Bonds	5.000	12/01/2049	974,062
928,000	Hawthorn Metropolitan District No. 2; Series
	2017 C, GO Bonds	10.000	12/15/2051	968,628
1,825,000	Hunters Overlook Metropolitan District No. 5;
	Series 2019 B, GO Bonds	8.500	12/15/2049	1,883,729
5,015,000	Hunting Hill Metropolitan District; Series 2018,
	Ref. GO Bonds	5.625	12/01/2048	5,404,114
772,000	Iliff Commons Metropolitan District No. 3; Series
	2016 A, GO Bonds1	6.000	12/01/2046	812,545
2,235,000	Interpark Metropolitan District; Series 2018, GO
	Bonds	5.500	12/01/2048	2,378,241
1,365,000	Interquest South Business Improvement District;
	Series 2017, GO Bonds1	5.000	12/01/2047	1,440,471
1,619,000	Lewis Pointe Metropolitan District; Series 2017,
	GO Bonds	7.750	12/15/2047	1,635,125
500,000	Leyden Ranch Metropolitan District; Series 2017
	B, GO Bonds	7.000	12/15/2047	531,775
600,000	Leyden Ranch Metropolitan District; Series 2017
	C, GO Bonds	11.000	12/15/2050	612,864
1,195,000	Leyden Rock Metropolitan District No. 10; Series
	2016 B, GO Bonds	7.250	12/15/2045	1,254,881
1,025,000	Leyden Rock Metropolitan District No. 10; Series
	2017 C, Ref. GO Bonds	10.750	12/15/2049	1,065,693
1,140,000	Littleton Village Metropolitan District No. 2;
	Series 2018, Ref. GO Bonds	7.625	12/15/2028	1,212,242
8,065,000	Millers Landing Business Improvement District;
	Series 2018 A, RB	6.000	12/01/2048	8,606,484
2,185,000	Millers Landing Business Improvement District;
	Series 2018 B, RB	8.000	12/01/2048	2,293,354
1,473,000	Mirabelle Metropolitan District No. 2; Series 2020
	B, GO Bonds	7.375	12/15/2049	1,510,414
1,000,000	Mountain Shadows Metropolitan District; Series
	2016, Ref. GO Bonds1	5.000	12/01/2046	1,071,480

25 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$980,000	Mountain Sky Metropolitan District; Series 2020
	A, GO Bonds	5.000%	12/01/2049 $	1,033,449
1,760,000	North Holly Metropolitan District; Series 2018 A,
	GO Bonds	5.500	12/01/2048	1,874,699
17,000,000	Painted Prairie Public Improvement Authority;
	Series 2019, RB	5.000	12/01/2049	17,959,140
1,705,000	Penrith Park Metropolitan District; Series 2019
	A, GO Bonds	5.000	12/01/2049	1,790,830
900,000	Penrith Park Metropolitan District; Series 2019 B,
	GO Bonds	8.750	12/15/2049	925,614
1,590,000	Potomac Farms Metropolitan District; Series 2007
	A, Ref. GO Bonds	7.250	12/01/2037	1,590,843
165,000	Potomac Farms Metropolitan District; Series 2007
	B, Ref. GO Bonds	7.625 3	12/01/2023	165,134
2,290,000	Powhaton Road Metropolitan District No. 2;
	Series 2019 A, GO Bonds	5.625	12/01/2048	2,456,048
2,290,000	Prairie Farm Metropolitan District; Series 2018 A,
	GO Bonds	5.250	12/01/2048	2,475,261
1,270,000	Prairie Farm Metropolitan District; Series 2018 B,
	GO Bonds	7.375	12/15/2048	1,355,916
2,595,000	Prairiestar Metropolitan District No. 2; Series
	2016, GO Bonds	5.750	12/01/2046	2,758,952
12,585,000	PV-ERU Holding Trust, CO	7.9576	2/14/2039	2,642,850
2,285,000	Raindance Metropolitan District No. 2; Series
	2019 B, GO Bonds	7.500	12/15/2049	2,355,904
4,340,000	Rendezvous Metropolitan District No. 4; Series
	2018 A, GO Bonds	5.625	12/01/2048	4,649,355
2,000,000	Ritoro Metropolitan District; Series 2019 A, GO
	Bonds	5.000	12/01/2049	2,110,420
1,060,000	Sabell Metropolitan District; Series 2020 A, GO
	Bonds8	5.000	12/01/2050	1,124,056
605,000	Sabell Metropolitan District; Series 2020 B-3, GO
	Bonds8	8.250	12/15/2050	605,666
6,195,000	Second Creek Farm Metropolitan District No. 3;
	Series 2019 A, GO Bonds	5.000	12/01/2049	6,586,710
1,696,000	Second Creek Farm Metropolitan District No. 3;
	Series 2019 B, GO Bonds	7.625	12/15/2049	1,752,884
1,200,000	Sheridan Station West Metropolitan District;
	Series 2017, GO Bonds	6.000	12/01/2047	1,266,204
880,000	Sky Ranch Community Authority Board; Series
	2019 B, RB	7.625	12/15/2049	909,242
2,835,000	Sky Ranch Community Authority Board; Series
	2019, RB	5.000	12/01/2049	3,014,654
1,720,000	Sorrel Ranch Metropolitan District; Series 2006,
	GO Bonds4,5	6.750	12/15/2036	481,600
2,815,000	South Aurora Regional Improvement Authority;
	Series 2018, RB	6.250	12/01/2057	3,023,000
1,000,000	South Timnath Metropolitan District No. 1; Series
	2019 A, GO Bonds	5.500	12/01/2048	1,072,290

26 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$2,208,000	South Timnath Metropolitan District No. 1; Series
	2019 B, GO Bonds	8.000%	12/15/2048 $	2,354,457
810,000	Southglenn Metropolitan District; Series 2016,
	Ref. GO Bonds1	5.000	12/01/2036	860,390
1,360,000	Spring Valley Metropolitan District No. 3; Series
	2020 A, GO Bonds	5.000	12/01/2049	1,443,667
1,330,000	Spring Valley Metropolitan District No. 3; Series
	2020 B, GO Bonds	8.500	12/15/2049	1,361,189
3,954,000	STC Metropolitan District No. 2; Series 2019 B,
	GO Bonds	8.000	12/15/2049	4,095,000
2,000,000	Stone Creek Metropolitan District; Series 2018
	A, GO Bonds	5.625	12/01/2047	2,136,000
600,000	Stone Creek Metropolitan District; Series 2018,
	GO Bonds	7.875	12/15/2047	638,160
650,000	Tabernash Meadows Water & Sanitation District;
	Series 2010, Ref. GO Bonds1	7.125	12/01/2034	665,178
569,000	Table Mountain Metropolitan District; Series
	2016 B, GO Bonds	7.750	12/15/2045	601,700
7,550,000	Tailholt Metropolitan District No. 3; Series 2018
	A, GO Bonds	6.000	12/01/2048	8,186,314
294,000	Tallyn's Reach Metropolitan District No. 3; Series
	2013, Ref. GO Bonds1	5.000	12/01/2033	318,026
716,000	Tallyns Reach Metropolitan District No. 3; Series
	2016 A, GO Bonds	6.750	11/01/2038	750,712
2,150,000	Talon Pointe Metropolitan District; Series 2019 A,
	Ref. GO Bonds	5.250	12/01/2051	2,274,915
745,000	Thompson Crossing Metropolitan District No. 6;
	Series 2015 A, GO Bonds1	6.000	12/01/2044	775,076
1,500,000	Timnath Ranch Metropolitan District No. 4; Series
	2018 A, GO Bonds1	5.250	12/01/2037	1,601,670
1,900,000	Timnath Ranch Metropolitan District No. 4; Series
	2018 A, GO Bonds1	5.375	12/01/2047	2,029,390
953,000	Timnath Ranch Metropolitan District No. 4; Series
	2018 B, GO Bonds	7.750	12/15/2047	1,014,030
2,000,000	Trails at Crowfoot Metropolitan District No. 3;
	Series 2019 A, GO Bonds	5.000	12/01/2049	2,140,340
1,610,000	Two Bridges Metropolitan District; Series 2018
	A, GO Bonds	5.625	08/01/2048	1,716,292
508,000	Two Bridges Metropolitan District; Series 2018
	B, GO Bonds	7.875	08/01/2048	539,349
1,570,000	Village at Dry Creek Metropolitan District No. 2
	(The); Series 2019, GO Bonds1	4.375	12/01/2044	1,669,444
1,375,000	Village at Southgate Metropolitan District; Series
	2018 A, GO Bonds	5.625	12/01/2048	1,466,520
1,645,000	Villas Eastlake Reservoir Metropolitan District;
	Series 2016 A, GO Bonds1	6.500	12/01/2046	1,748,865
1,300,000	West creek Metropolitan District No. 2; Series
	2019 A, GO Bonds	5.375	12/01/2048	1,388,530

27 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Colorado (Continued)
$600,000	Wild Plum Metropolitan District; Series 2019 A,
	GO Bonds	5.000%	12/01/2049 $	644,970
504,000	Wild Plum Metropolitan District; Series 2019 B,
	GO Bonds	7.750	12/15/2049	520,093
755,000	Willow Bend Metropolitan District; Series 2019
	B, GO Bonds	7.625	12/15/2049	789,957
650,000	Willow Springs Metropolitan District; Series 2019
	B, GO Bonds	7.750	12/15/2049	669,955
5,107,763	Woodmen Heights Metropolitan District No. 1;
	Series 2012 A, Ref. GO Bonds1	6.000	12/01/2041	5,229,328
26,763,594	Woodmen Heights Metropolitan District No. 1;
	Series 2012 B, Ref. GO Bonds	7.300 3	12/15/2041	23,587,023
1,245,000	York Street Metropolitan District; Series 2017 A,
	GO Bonds1	6.250	12/01/2047	1,398,421
				383,148,696

Connecticut—0.6%
6,000,000	Connecticut (State of) (Transportation
	Infrastructure); Series 2015 A, RB1	5.000	08/01/2032	7,185,840
7,965,000	Connecticut (State of) (Transportation
	Infrastructure); Series 2015 A, RB1	5.000	08/01/2033	9,525,264
5,000,000	Connecticut (State of) Health & Educational
	Facilities Authority (Nuvance Health); Series 2019
	A, Ref. RB1	4.000	07/01/2049	5,706,450
3,870,000	Connecticut (State of) Health and Education
	Facilities Authority (Nuvance Health); Series 2019
	A, RB1	4.000	07/01/2041	4,473,178
5,295,000	Connecticut (State of); Series 2016 D, GO Bonds1	4.000	08/15/2031	6,145,271
4,500,000	Connecticut (State of); Series 2018 E, GO Bonds1	5.000	09/15/2033	5,803,515
2,000,000	Connecticut (State of); Series 2018 E, GO Bonds1	5.000	09/15/2034	2,572,760
2,500,000	Connecticut (State of); Series 2018 E, GO Bonds1	5.000	09/15/2035	3,209,550
2,000,000	Connecticut (State of); Series 2018 E, GO Bonds1	5.000	09/15/2037	2,554,720
470,000	Georgetown (City of), CT Special Taxing District;
	Series 2006 A, GO Bonds4,5	5.125	10/01/2036	56,400
13,216,113	Mashantucket Western Pequot Tribe; Series 2013,
	RB4,9	6.050	07/01/2031	495,604
				47,728,552

Delaware—0.1%
1,100,000	Bridgeville (Town of), DE (Heritage Shores Special
	Development District); Series 2005 A, RB1	5.450	07/01/2035	1,100,825
5,000,000	Delaware (State of) Economic Development
	Authority (Delmarva Power & Light Co.); Series
	2010, Ref. RB1	5.400	02/01/2031	5,090,950
				6,191,775

District of Columbia—4.2%
2,900,000	District of Columbia (Center for Strategic &
	International Studies, Inc.); Series 2011, RB1	6.375	03/01/2031	3,054,019

28 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
District of Columbia (Continued)
$2,000,000	District of Columbia (Center for Strategic &
	International Studies, Inc.); Series 2011, RB1	6.625%	03/01/2041 $	2,114,340
4,745,000	District of Columbia (Howard University); Series
	2011 A, RB1	6.250	10/01/2032	5,023,009
5,255,000	District of Columbia (Howard University); Series
	2011 A, RB1	6.250	10/01/2032	5,510,498
315,000	District of Columbia (Howard University); Series
	2011 A, RB1	6.500	10/01/2041	334,262
19,295,000	District of Columbia (Howard University); Series
	2011 A, RB1	6.500	10/01/2041	20,213,635
310,000	District of Columbia (Rocketship DC Obligated
	Group - Issue No. 1); Series 2019 B, RB	5.300	06/01/2023	315,716
32,955,000	District of Columbia Tobacco Settlement
	Financing Corp.; Series 2001, RB1	6.750	05/15/2040	34,046,470
1,275,680,000	District of Columbia Tobacco Settlement
	Financing Corp.; Series 2006 C, RB	5.912 6	06/15/2055	72,662,733
1,055,000,000	District of Columbia Tobacco Settlement
	Financing Corp; Series 2006 D, RB	6.211 6	06/15/2055	54,258,650
11,045,000	District of Columbia Water & Sewer Authority;
	Series 2018 B, RB1	5.000	10/01/2049	13,904,771
30,840,000	District of Columbia; Series 2019 A, GO Bonds1	5.000	10/15/2044	39,762,629
20,000,000	Metropolitan Washington Airports Authority
	(Dulles Metrorail & Capital Improvement); Series
	2019 B, RB1	4.000	10/01/2049	23,444,200
5,000,000	Metropolitan Washington Airports Authority
	(Dulles Metrorail & Capital Improvement); Series
	2019 B, RB1	4.000	10/01/2053	5,787,250
20,000,000	Metropolitan Washington Airports Authority;
	Series 2019 A, Ref. RB1	5.000	10/01/2044	25,528,600
2,500,000	Metropolitan Washington Airports Authority;
	Series 2020 A, Ref. RB1,8	4.000	10/01/2036	2,972,450
3,020,000	Metropolitan Washington Airports Authority;
	Series 2020 A, Ref. RB1,8	4.000	10/01/2038	3,566,711
1,000,000	Metropolitan Washington Airports Authority;
	Series 2020 A, Ref. RB1,8	4.000	10/01/2039	1,178,010
11,530,000	Metropolitan Washington D.C. Airport Authority2	4.000	10/01/2035	13,087,900
6,375,000	Washington (State of) Metropolitan Airports
	Authority; Series 2018 A, Ref. RB1	5.000	10/01/2034	8,149,800
11,000,000	Washington (State of) Metropolitan Airports
	Authority; Series 2018 A, Ref. RB1	5.000	10/01/2037	13,962,410
1,810,000	Washington (State of) Metropolitan Airports
	Authority; Series 2018 A, Ref. RB1	5.000	10/01/2048	2,251,821
				351,129,884

Florida—8.3%
750,000	Alachua (County of), FL Health Facilities Authority
	(Oak Hammock at the University of Florida);
	Series 2012 A, Ref. RB1	8.000	10/01/2032	865,177

29 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$1,000,000	Alachua (County of), FL Health Facilities Authority
	(Oak Hammock at the University of Florida);
	Series 2012 A, Ref. RB1	8.000%	10/01/2042 $	1,145,950
1,000,000	Alachua (County of), FL Health Facilities Authority
	(Oak Hammock at the University of Florida);
	Series 2012 A, Ref. RB1	8.000	10/01/2046	1,143,520
4,655,000	Amelia Concourse Community Development
	District; Series 2007, RB4,5	5.750	05/01/2038	4,236,050
2,390,000	Amelia Concourse Community Development
	District; Series 2016, RB1	6.000	05/01/2047	2,558,638
3,035,000	Amelia Concourse Community Development
	District; Series 2019 A, RB	5.650	05/01/2049	3,323,113
1,415,000	Amelia Concourse Community Development
	District; Series 2019 B-2, RB	7.250	05/01/2029	1,524,677
2,975,000	Arlington Ridge Community Development
	District; Series 2006 A, RB1	5.500	05/01/2036	2,975,030
7,555,000	Belle Isle (City of), FL (Cornerstone Charter
	Academy and Cornerstone Charter High School);
	Series 2012, RB1	6.000	10/01/2042	8,111,955
7,370,000	Broward (County of), FL; Series 2019 A, RB1	5.000	10/01/2044	9,370,218
5,845,000	Buckeye Park Community Development District;
	Series 2008 A, RB4,5	7.875	05/01/2038	2,513,350
1,545,000	Capital Trust Agency Inc. (Advantage Academy of
	Hillsborough); Series 2019 A, RB1	5.000	12/15/2049	1,717,020
1,085,000	Capital Trust Agency Inc. (Advantage Academy of
	Hillsborough); Series 2019 A, RB1	5.000	12/15/2054	1,199,066
3,230,000	Capital Trust Agency Inc. (Atlantic Housing
	Foundation Property); Series 2017 B, RB1	6.000	07/01/2042	3,398,380
1,025,000	Capital Trust Agency Inc. (Elim Senior Housing,
	Inc.); Series 2017, RB	5.625	08/01/2037	1,096,750
3,850,000	Capital Trust Agency Inc. (Elim Senior Housing,
	Inc.); Series 2017, RB	5.875	08/01/2052	4,107,834
850,000	Capital Trust Agency Inc. (Florida Charter
	Educational Foundation Inc.); Series 2018 A, RB	5.375	06/15/2038	980,874
1,590,000	Capital Trust Agency Inc. (Florida Charter
	Educational Foundation Inc.); Series 2018 A, RB	5.375	06/15/2048	1,805,127
3,735,000	Capital Trust Agency Inc. (Paragon Academy of
	Technology and Sunshine Elementary Charter
	School); Series 2019 A, RB	5.750	06/01/2054	4,014,415
390,000	Capital Trust Agency Inc. (Paragon Academy of
	Technology and Sunshine Elementary Charter
	School); Series 2019 B, RB	6.000	06/01/2028	409,933
1,100,000	Capital Trust Agency Inc. (Viera Charter Schools,
	Inc.); Series 2017 A, RB1	5.000	10/15/2047	1,222,617
755,000	Capital Trust Agency Inc. (Viera Charter Schools,
	Inc.); Series 2017 A, RB1	5.000	10/15/2052	835,951
3,955,000	Capital Trust Agency, Inc. (Franklin Academy);
	Series 2020, RB	5.000	12/15/2050	4,282,988

30 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Florida (Continued)
$2,845,000	Capital Trust Agency, Inc. (Franklin Academy);
	Series 2020, RB	5.000%		12/15/2055 $	3,071,377
760,000	Carlton Lakes Community Development District;
	Series 2015, RB1	5.625		11/01/2036	840,507
1,860,000	Carlton Lakes Community Development District;
	Series 2015, RB1	5.750		11/01/2047	2,067,725
1,987,173	CFM Community Development District; Series
	2004 A, RB4,5	6.250		05/01/2035	317,948
7,612,827	CFM Community Development District; Series
	2004 A-1, RB	0.000	3	05/01/2035	5,586,521
8,285,000	CFM Community Development District; Series
	2004 A-2, RB1	6.250		05/01/2035	8,284,669
7,075,000	Chapel Creek Community Development District;
	Series 2006 A, RB4,5	5.500		05/01/2038	6,367,500
13,074,058	Clearwater Cay Community Development District;
	Series 2006 A, RB4,5	5.500		05/01/2037	7,452,213
1,150,000	Collier (County of), FL Industrial Development
	Authority (Gulf Coast Academy South); Series
	2017 A, RB1	5.000		12/01/2037	1,245,783
1,875,000	Collier (County of), FL Industrial Development
	Authority (Gulf Coast Academy South); Series
	2017 A, RB1	5.000		12/01/2047	2,006,437
1,690,000	Creekside Community Development District;
	Series 2006, RB4,5	5.200		05/01/2038	760,500
20,000	CrossCreek Community Development District;
	Series 2007 A, RB4	5.600		05/01/2039	19,449
815,000	CrossCreek Community Development District;
	Series 2016 A, RB	5.600		05/01/2037	807,844
745,000	CrossCreek Community Development District;
	Series 2016 B, RB	6.750		11/30/2021	746,743
7,000,000	Escambia (County of), FL Health Facilities
	Authority; Series 2020, Ref. RB1	4.000		08/15/2045	8,082,900
3,725,000	FL Dept. of Transportation (Acquisition & Bridge
	Construction)2	4.000		07/01/2037	4,419,546
4,030,000	FL Dept. of Transportation (Acquisition & Bridge
	Construction)2	4.000		07/01/2038	4,767,048
4,195,000	FL Dept. of Transportation (Acquisition & Bridge
	Construction)2	4.000		07/01/2039	4,951,683
4,360,000	FL Dept. of Transportation (Acquisition & Bridge
	Construction)2	4.000		07/01/2040	5,134,979
6,045,000	Florida Development Finance Corp. (Florida
	Charter Foundation Inc.); Series 2016 A, RB1	5.000		07/15/2046	6,357,224
300,000	Florida Development Finance Corp. (Learning
	Gate Community School); Series 2018 A, Ref. RB1	5.000		02/15/2038	335,289
985,000	Florida Development Finance Corp. (Learning
	Gate Community School); Series 2018 A, Ref. RB1	5.000		02/15/2048	1,096,000
13,000,000	Florida Development Finance Corp. (Virgin Trains
	USA Passenger Rail); Series 2019 A, Ref. RB	6.375	10	01/01/2049	13,519,870

31 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$17,000,000	Florida Development Finance Corp. (Virgin Trains
	USA Passenger Rail); Series 2019 A, Ref. RB	6.500%10	01/01/2049 $	17,566,780
5,428,094	Glades Correctional Development Corp.; Series
	2017 A, RB	7.000	03/01/2030	5,065,714
3,019,862	Glades Correctional Development Corp.; Series
	2017 B, RB	0.000	03/01/2030	845,561
2,720,000	Greater Lakes/Sawgrass Bay Community
	Development District; Series 2006 A, RB1	5.500	05/01/2038	2,602,414
26,545,000	Greater Orlando Aviation Authority, Series 2019
	A, RB1	5.000	10/01/2044	33,695,958
18,755,000	Greater Orlando Aviation Authority; Series 2019
	A, RB1	5.000	10/01/2049	23,648,367
320,000	Highland Meadows Community Development
	District; Series 2006 A, RB1	5.500	05/01/2036	320,058
1,500,000	Hillsborough (County of), FL Aviation Authority
	(Tampa International Airport); Series 2018 A, RB1	5.000	10/01/2048	1,852,770
13,120,000	Hillsborough (County of), FL Aviation Authority
	(Tampa International Airport); Series 2018 E, RB1	5.000	10/01/2043	16,344,502
4,775,000	Indigo Community Development District; Series
	2005, RB4,5	5.750	05/01/2036	3,342,500
820,000	Lake (County of), FL (Imagine South Lake Charter
	School Program); Series 2019, RB1	5.000	01/15/2049	920,958
635,000	Lake (County of), FL (Imagine South Lake Charter
	School Program); Series 2019, RB1	5.000	01/15/2054	707,803
15,300,000	Lake (County of), FL (Village Veranda at Lady
	Lake); Series 2017 A-1, RB	7.125	01/01/2052	16,118,856
2,388,640	Lake Ashton II Community Development District;
	Series 2005 A, RB1	5.375	05/01/2036	2,344,235
1,685,000	Lake Helen (City of), FL (Ivy Hawn Charter School
	of the Arts); Series 2018 A, RB	5.500	07/15/2048	1,841,216
1,830,000	Lake Helen (City of), FL (Ivy Hawn Charter School
	of the Arts); Series 2018 A, RB	5.750	07/15/2053	2,014,702
16,690,000	Lakewood Ranch Stewardship District (Country
	Club East); Series 2006, RB1	5.400	05/01/2037	16,766,273
1,785,000	Lee (County of), FL Industrial Development
	Authority; Series 2017 A, RB	5.750	12/01/2052	1,923,284
2,905,000	Legends Bay Community Development District;
	Series 2007 A, RB1	5.875	05/01/2038	2,908,457
5,360,000	Magnolia Creek Community Development
	District; Series 2007 A, RB4,5	5.900	05/01/2039	964,800
190,000	Magnolia West Community Development District;
	Series 2017, RB1	5.350	05/01/2037	191,446
2,000,000	Martin (County of), FL Health Facilities Authority
	(Cleveland Clinic Health System); Series 2019,
	Ref. RB1	4.000	01/01/2046	2,328,980
10,000	Miami (City of) & Dade (County of), FL School
	Board; Series 2015 A, COP1	5.000	05/01/2032	11,804
1,715,000	Miami World Center Community Development
	District; Series 2017, RB1	5.125	11/01/2039	1,935,120

32 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$2,570,000	Miami World Center Community Development
	District; Series 2017, RB1	5.250%	11/01/2049 $	2,902,969
80,000,000	Miami-Dade (County of), FL2	4.000	10/01/2049	93,811,200
2,460,000	Miami-Dade (County of), FL; Series 2013 B, RB1	6.000	10/01/2042	2,845,556
18,645,000	Miami-Dade (County of), FL; Series 2017 B, Ref.
	RB1	5.000	10/01/2040	23,013,524
40,790,000	Miami-Dade (County of), FL; Series 2019 A, RB1	5.000	10/01/2049	51,554,073
16,710,000	Miami-Dade (County of), FL; Series 2019 B, RB1	4.000	10/01/2049	19,619,378
11,000,000	Miami-Dade County, FL Transit System2	4.000	07/01/2045	12,635,810
5,210,000	Montecito Community Development District;
	Series 2006 A, RB4,5	5.500	05/01/2037	4,272,200
9,400,000	Nassau (County of), FL (Nassau Care Centers
	Inc.); Series 2008, RB	6.900	01/01/2038	9,412,032
4,345,000	Naturewalk Community Development District;
	Series 2007 A, RB4,5	5.500	05/01/2038	3,432,550
3,000,000	Palm Beach (County of), FL Health Facilities
	Authority (Sinai Residences of Boca Raton); Series
	2014 A, RB	7.500	06/01/2049	3,404,040
11,270,000	Palm Coast Park Community Development
	District; Series 2006, RB1	5.700	05/01/2037	11,278,114
1,565,000	Palm River Community Development District;
	Series 2007 A, RB4,5	5.375	05/01/2036	782,500
5,080,911	Pine Ridge Plantation Community Development
	District; Series 2006 A, RB1	5.400	05/01/2037	4,741,151
2,250,000	Pinellas (County of), FL Educational Facilities
	Authority (Pinellas Preparatory Academy); Series
	2011 A, RB1	7.125	09/15/2041	2,454,458
1,750,000	Pinellas (County of), FL Industrial Development
	Authority (2017 Foundation for Global
	Understanding); Series 2019, RB1	5.000	07/01/2039	2,115,173
800,000	Polk (County of), FL Industrial Development
	Authority (Carpenter's Home Estates); Series
	2019, Ref. IDR1	5.000	01/01/2055	901,080
5,000,000	Pompano Beach (City of), FL; Series 2018, GO
	Bonds1	4.000	07/01/2048	5,810,050
9,000,000	Portico Community Development District; Series
	2006, RB	5.450	05/01/2037	9,048,420
5,905,000	Portofino Isles Community Development District
	(Portofino Court); Series 2005, RB4,5	5.600	05/01/2036	2,480,100
1,425,000	Reunion East Community Development District;
	Series 2002 A-2, RB4,5	7.375	05/01/2033	14
3,420,000	Reunion East Community Development District;
	Series 2005, RB4,5	5.800	05/01/2036	34
465,000	Reunion East Community Development District;
	Series 2015 1, RB	6.600	05/01/2033	503,930
2,690,000	Reunion East Community Development District;
	Series 2015 2, RB	6.600	05/01/2036	2,915,207
135,000	Ridgewood Trails Community Development
	District; Series 2007 A, RB1	5.650	05/01/2038	132,733

33 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$7,580,000	River Glen Community Development District;
	Series 2006 A, RB4,5	5.450%	05/01/2038 $	4,169,000
136,874	Santa Rosa (City of), FL Bay Bridge Authority;
	Series 1996 C, RB	6.250	07/01/2028	137,243
1,895,000	Sarasota (County of), FL (School of Arts and
	Sciences); Series 2010, RB1	6.500	07/01/2040	1,911,847
3,670,000	Seminole (County of), FL Industrial Development
	Authority (Progressive Healthcare Providers/Fern
	Park, LLC Facility); Series 2005 A, RB1	7.500	03/01/2035	3,675,395
5,110,000	South Bay Community Development District;
	Series 2005 A, RB4,5	5.950	05/01/2036	51
6,780,000	South Bay Community Development District;
	Series 2005 A-1, Ref. RB1	5.950	05/01/2036	6,723,862
8,750,000	South Bay Community Development District;
	Series 2005 A-2, Ref. RB4,5	6.600 3	05/01/2036	4,410,613
7,035,000	South Bay Community Development District;
	Series 2005 B-1, Ref. RB1	5.125	05/01/2020	7,033,945
3,240,000	South Bay Community Development District;
	Series 2005 B-2, Ref. RB4,5	6.600 3	05/01/2025	1,631,534
3,450,000	South Fork East Community Development District;
	Series 2013 A, Ref. RB1	6.500 3	05/01/2038	3,462,248
14,000,000	South Miami, FL Health Facilities Authority
	(BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/
	BOS/FHlth/BHlth/BethH Obligated Group)2	4.000	08/15/2036	16,126,425
1,000,000	St. Johns (County of), FL Industrial Development
	Authority (Bayview); Series 2007 A, Ref. RB	5.250	10/01/2041	858,070
3,500,000	St. Johns (County of), FL Industrial Development
	Authority (Presbyterian Retirement Communities);
	Series 2010 A, RB1	5.875	08/01/2040	3,571,680
3,500,000	St. Johns (County of), FL Industrial Development
	Authority (Presbyterian Retirement Communities);
	Series 2010 A, RB1	6.000	08/01/2045	3,573,325
7,495,000	St. Petersburg (City of), FL; Series 2019 A, RB1	5.000	10/01/2049	9,639,020
610,000	Tern Bay Community Development District; Series
	2005 A, RB1	5.375	05/01/2037	610,488
11,880,000	Town Center at Palm Coast Community
	Development District; Series 2005, RB1	6.000	05/01/2036	11,932,510
4,950,000	Treeline Preserve Community Development
	District; Series 2007 A, RB4,5	6.800	05/01/2039	2,722,500
755,000	Villages of Avignon Community Development
	District; Series 2007 A, RB4,5	5.400	05/01/2037	52,850
480,000	Villages of Glen Creek Community Development
	District; Series 2016 A, RB	4.750	05/01/2026	489,830
1,080,000	Villages of Glen Creek Community Development
	District; Series 2016 A, RB	5.250	05/01/2036	1,121,915
2,470,000	Villages of Glen Creek Community Development
	District; Series 2016 A, RB	5.375	05/01/2046	2,564,823
1,815,000	Villages of Glen Creek Community Development
	District; Series 2016 A, RB	5.375	05/01/2046	1,884,678

34 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Florida (Continued)
$2,754,253	Waterford Estates Community Development
	District; Series 2006 A, RB4,5	5.500%	05/01/2037 $	1,927,977
122,000	Water's Edge Community Development District;
	Series 2012 A-1, Ref. RB1	5.350	05/01/2039	122,089
2,455,000	Water's Edge Community Development District;
	Series 2012 A-2, Ref. RB1	6.600 3	05/01/2039	2,474,984
1,214,282	Waterstone Community Development District;
	Series 2007 A, RB5	0.000 3	05/01/2037	981,067
8,231,933	Waterstone Community Development District;
	Series 2007 B, RB5	5.020 6	11/01/2028	5,020,656
9,015,000	West Villages Improvement District; Series 2005
	A-1, RB1	5.750	05/01/2036	9,015,902
7,610,000	West Villages Improvement District; Series 2005
	A-2, RB5	5.750	05/01/2036	4,489,900
1,615,000	Westridge Community Development District;
	Series 2005, RB4	5.800	05/01/2037	1,615,016
250,000	Westside Community Development District; Series
	2005, RB4,5	5.650	05/01/2037	117,500
500,000	Westside Community Development District; Series
	2007, RB4,5	7.200	05/01/2038	75,000
1,475,000	Westside Community Development District; Series
	2019 2, RB4,5	5.650	05/01/2037	1,339,212
705,000	Westside Community Development District; Series
	2019 2, RB4,5	7.200	05/01/2038	639,449
4,340,000	Wild Palms Community Development District;
	Series 2007 A, RB4,5	5.500	05/01/2038	1,041,600
2,634,476	Zephyr Ridge Community Development District;
	Series 2006 A, RB4,5	5.625	05/01/2037	1,580,685
				696,152,131

Georgia—1.8%
1,445,000	Cobb (County of), GA Development Authority;
	Series 2016 A, Ref. RB	6.000	07/01/2036	1,442,587
5,440,000	Cobb (County of), GA Development Authority;
	Series 2016 A, Ref. RB	6.000	07/01/2051	5,240,842
7,325,000	DeKalb (County of), GA Housing Authority
	(Baptist Retirement Communities of Georgia, Inc.
	& Clairmont Crest, Inc.); Series 2019 A, Ref. RB	5.000	01/01/2039	7,465,933
5,000,000	DeKalb (County of), GA Housing Authority
	(Baptist Retirement Communities of Georgia, Inc.
	& Clairmont Crest, Inc.); Series 2019 A, Ref. RB	5.125	01/01/2049	5,075,900
5,000,000	DeKalb (County of), GA Housing Authority
	(Baptist Retirement Communities of Georgia, Inc.
	& Clairmont Crest, Inc.); Series 2019 A, Ref. RB	5.250	01/01/2054	5,084,400
2,800,000	DeKalb (County of), GA Housing Authority; Series
	2019 B, Ref. RB	6.125	01/01/2027	2,843,540
6,500,000	DeKalb (County of), GA; Series 2011 A, RB1	5.250	10/01/2041	6,937,775
3,100,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB1	5.750	12/01/2033	3,254,194

35 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Georgia (Continued)
$6,850,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB1	6.000%		12/01/2038 $	7,203,391
17,030,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB1	6.250		12/01/2048	18,005,819
9,710,000	Floyd (County of), GA Development Authority;
	Series 2018 A, RB1	6.500		12/01/2053	10,346,976
860,000	Gainesville (City of) & Hall (County of), GA
	Development Authority; Series 2017, Ref. RB1	5.000		03/01/2047	955,787
225,000	Gainesville (City of) & Hall (County of), GA
	Development Authority; Series 2017, Ref. RB1	5.125		03/01/2052	250,990
2,250,000	Georgia (State of) Road & Tollway Authority;
	Series 2014 A, RB	6.246	6	06/01/2024	1,855,777
3,750,000	Georgia (State of) Road & Tollway Authority;
	Series 2014 A, RB	6.748	6	06/01/2034	1,680,412
13,600,000	Georgia (State of) Road & Tollway Authority;
	Series 2014 B, RB1	0.000	3	06/01/2049	11,562,856
1,105,000	Georgia State Environmental Loan Acquisition
	Corp.; Series 2011, RB1	5.125		03/15/2031	1,108,635
8,500,000	Houston (County of), GA Hospital Authority
	(Houston Hospitals, Inc.); Series 2016 A, Ref. RB1	5.000		10/01/2031	9,370,315
3,400,000	Main Street Natural Gas, Inc.; Series 2019 A, RB1	5.000		05/15/2043	4,232,966
17,330,000	Main Street Natural Gas, Inc.; Series 2019 A, RB1	5.000		05/15/2049	26,144,211
2,635,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.125		12/01/2038	2,895,075
3,675,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.250		12/01/2048	4,025,338
3,090,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-1, RB	6.375		12/01/2053	3,387,351
2,090,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018 A-2, RB	5.500	10	12/01/2053	2,192,682
6,375,000	Oconee (County of), GA Industrial Development
	Authority; Series 2018, RB	5.500		12/01/2028	6,503,966
					149,067,718

Hawaii—0.4%
610,000	Hawaii (State of) Department of Transportation;
	Series 1997, RB1	5.625		11/15/2027	616,015
9,355,000	Hawaii (State of); Series 2018 A, RB1	5.000		07/01/2043	11,679,811
15,450,000	Hawaii (State of); Series 2018 A, RB1	5.000		07/01/2048	19,165,261
1,105,000	Kuakini Health System; Series 2002 A, RB1	6.300		07/01/2022	1,108,801
					32,569,888

Idaho—0.0%
960,000	Idaho (State of) Health Facilities Authority (Valley
	Vista Care Corp.); Series 2017 A, Ref. RB	5.250		11/15/2047	1,029,590
370,000	Idaho (State of) Housing & Finance Association;
	Series 2018 A, RB1	6.000		07/01/2039	443,697
1,135,000	Idaho (State of) Housing & Finance Association;
	Series 2018 A, RB1	6.000		07/01/2054	1,334,794

36 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Idaho (Continued)
$100,000	Idaho (State of) Housing & Finance Association;
	Series 2018 B, RB1	5.875%	07/01/2022 $	101,397
92,400	Nampa Local Improvement District No. 148;
	Series 2010, RB	6.625	09/01/2030	95,252
				3,004,730

Illinois—5.0%
3,000,000	Carol Stream Park District; Series 2016, Ref. GO
	Bonds1	5.000	01/01/2037	3,591,150
30,685,000	Caseyville (Village of), IL; Series 2004, RB4,5	7.000	12/30/2022	306,850
3,000,000	Chicago (City of), IL (Chicago Midway
	International Airport); Series 2014 A, Ref. RB1	5.000	01/01/2033	3,396,060
2,500,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2017 D, RB1	5.000	01/01/2047	2,980,450
5,000,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2017 D, RB1	5.000	01/01/2052	5,934,200
24,000,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2018 A, Ref. RB1	5.000	01/01/2048	29,514,240
16,890,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2018 B, RB1	5.000	01/01/2053	21,044,433
3,750,000	Chicago (City of), IL (Chicago O'Hare
	International Airport); Series 2018, RB1	5.000	07/01/2048	4,513,837
30,000	Chicago (City of), IL (Cottage View Terrace
	Apartments); Series 2000 A, RB1	6.125	02/20/2042	30,058
7,000,000	Chicago (City of), IL Board of Education; Series
	2016 A, Ref. GO Bonds1	7.000	12/01/2044	8,857,450
1,500,000	Chicago (City of), IL Board of Education; Series
	2016 B, GO Bonds1	6.500	12/01/2046	1,910,010
5,700,000	Chicago (City of), IL Board of Education; Series
	2016, RB1	6.000	04/01/2046	7,010,259
1,250,000	Chicago (City of), IL Board of Education; Series
	2018 A, GO Bonds1	5.000	12/01/2032	1,565,887
3,000,000	Chicago (City of), IL Board of Education; Series
	2018 A, GO Bonds1	5.000	12/01/2035	3,719,190
1,850,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2023	2,079,696
3,500,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2024	4,046,315
2,500,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2025	2,967,700
1,725,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2026	2,096,392
2,100,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2027	2,605,827
2,000,000	Chicago (City of), IL Board of Education; Series
	2018 A, Ref. GO Bonds1	5.000	12/01/2029	2,520,400
7,555,000	Chicago (City of), IL Board of Education; Series
	2018, RB1	5.000	04/01/2046	8,895,635

37 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Illinois (Continued)
$6,870,000	Chicago (City of), IL Metropolitan Water
	Reclamation District; Series 2015 A, GO Bonds1	5.000%	12/01/2044 $	7,904,897
2,755,000	Chicago (City of), IL; Series 2017, Ref. RB1	5.250	11/01/2030	3,514,058
2,900,000	Chicago (City of), IL; Series 2017, Ref. RB1	5.250	11/01/2031	3,690,627
2,135,000	Chicago (City of), IL; Series 2017, Ref. RB1	5.250	11/01/2032	2,711,856
2,000,000	Chicago (City of), IL; Series 2017, Ref. RB1	5.250	11/01/2033	2,535,540
2,885,000	Chicago (City of), IL; Series 2017, Ref. RB1	5.250	11/01/2035	3,644,794
1,190,000	Cook County School District No. 111; Series
	2016, GO Bonds1	4.000	12/01/2033	1,359,254
1,000,000	Cook County School District No. 111; Series
	2016, GO Bonds1	4.000	12/01/2035	1,138,570
900,000	Du Page (County of), IL Special Service Area No.
	31; Series 2006, RB1	5.625	03/01/2036	907,128
1,585,000	Franklin Park (Village of), IL; Series 2011, GO
	Bonds1	6.250	07/01/2030	1,689,451
2,069,343	Gilberts (Village of), IL Special Service Area No.
	24 (The Conservancy); Series 2014 A, RB	5.375	03/01/2034	2,070,025
6,165,000	Harvey (City of), IL; Series 2007 A, Ref. GO Bonds4	5.500	12/01/2027	4,223,025
1,800,000	Harvey (City of), IL; Series 2007 A, Ref. GO Bonds4	5.625	12/01/2032	1,233,000
2,940,000	Illinois (State of) Finance Authority (CITGO
	Petroleum Corp.); Series 2002, RB1	8.000	06/01/2032	2,956,435
1,100,000	Illinois (State of) Finance Authority (Lutheran
	Communities Obligated Group); Series 2019 A,
	Ref. RB	5.000	11/01/2040	1,222,023
1,250,000	Illinois (State of) Finance Authority (Lutheran
	Communities Obligated Group); Series 2019 A,
	Ref. RB	5.000	11/01/2049	1,372,913
575,000	Illinois (State of) Finance Authority (Rogers Park
	Montessori School); Series 2014, Ref. RB1	6.000	02/01/2034	637,520
1,310,000	Illinois (State of) Finance Authority (Rogers Park
	Montessori School); Series 2014, Ref. RB1	6.125	02/01/2045	1,441,668
700,000	Illinois (State of) Finance Authority (Rosalind
	Franklin University); Series 2017, Ref. RB1	5.000	08/01/2047	822,101
3,795,000	Illinois (State of) Finance Authority (Villa St.
	Benedict); Series 2015, Ref. RB1	6.125	11/15/2035	4,311,803
4,400,000	Illinois (State of) Finance Authority (Villa St.
	Benedict); Series 2015, Ref. RB1	6.375	11/15/2043	5,021,412
9,375,000	Illinois (State of) Finance Authority; Series 2006,
	RB1	6.500	12/01/2037	9,380,625
5,275,000	Illinois (State of) Finance Authority; Series 2007,
	RB1	6.100	12/01/2041	5,277,268
100,000	Illinois (State of) Finance Authority; Series 2010
	A, RB1	5.250	03/01/2040	100,196
1,500,000	Illinois (State of) Finance Authority; Series 2010
	A, RB1	8.000	05/15/2040	1,521,165
5,775,000	Illinois (State of) Finance Authority; Series 2010
	A, RB1	8.000	05/15/2046	5,856,485
1,000,000	Illinois (State of) Finance Authority; Series 2012
	A, RB1	6.000	10/01/2048	1,080,000

38 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Illinois (Continued)
$11,625,000	Illinois (State of) Finance Authority; Series 2012,
	RB	6.500%	12/01/2032 $	11,986,073
2,000,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.000	02/15/2027	2,084,060
7,000,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.000	02/15/2037	7,148,050
575,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB1	5.000	08/01/2042	678,897
1,000,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.125	05/15/2038	1,072,080
3,120,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.125	02/15/2045	3,153,509
3,220,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.250	05/15/2042	3,451,904
2,825,000	Illinois (State of) Finance Authority; Series 2017,
	Ref. RB	5.250	05/15/2054	3,012,524
1,640,000	Illinois (State of) Housing Development Authority
	(Stonebridge of Gurnee); Series 2016 A, RB	5.450	01/01/2046	1,666,027
1,775,000	Illinois (State of) Housing Development Authority
	(Stonebridge of Gurnee); Series 2016 A, RB	5.600	01/01/2056	1,810,163
15,000,000	Illinois (State of) Metropolitan Pier & Exposition
	Authority (McCormick Place Expansion); Series
	2010 B, Ref. RB	4.539 6	06/15/2046	7,769,700
22,000,000	Illinois (State of) Metropolitan Pier & Exposition
	Authority (McCormick Place Expansion); Series
	2017, Ref. RB	4.549 6	12/15/2056	8,493,100
5,000,000	Illinois (State of); Series 2006, GO Bonds1	5.500	01/01/2029	6,580,550
5,000,000	Illinois (State of); Series 2016 A, RB1	4.000	06/15/2032	5,580,050
5,000,000	Illinois (State of); Series 2016 C, Ref. RB1	4.000	06/15/2029	5,677,650
2,010,000	Illinois (State of); Series 2016 C, Ref. RB1	4.000	06/15/2031	2,266,054
5,820,000	Illinois (State of); Series 2016 C, Ref. RB1	4.000	06/15/2032	6,495,178
10,625,000	Illinois (State of); Series 2016 D, Ref. RB1	4.000	06/15/2030	11,919,125
4,625,000	Illinois (State of); Series 2018 A, Ref. GO Bonds1	5.000	10/01/2028	5,881,196
6,500,000	Illinois (State of); Series 2018 A, Ref. GO Bonds1	5.000	10/01/2029	8,232,900
10,000,000	Illinois (State of); Series 2018 A, Ref. GO Bonds1	5.000	10/01/2030	12,610,900
3,360,000	Illinois (State of); Series 2018 A, Ref. GO Bonds1	5.000	10/01/2033	4,208,098
3,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds1	5.000	10/01/2028	3,814,830
5,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds1	5.000	10/01/2029	6,333,000
3,000,000	Illinois (State of); Series 2018 B, Ref. GO Bonds1	5.000	10/01/2030	3,783,270
1,778,000	Manhattan (Village of), IL; Series 2007, RB4,5	5.750	03/01/2022	444,500
31,755,000	Metropolitan Pier & Exposition Authority; Series
	2010 B-1, Ref. RB	4.418 6	06/15/2047	15,978,163
6,450,000	Metropolitan Pier & Exposition Authority; Series
	2010 B-1, Ref. RB	4.509 6	06/15/2043	3,662,955
10,225,000	Metropolitan Pier & Exposition Authority; Series
	2010 B-1, Ref. RB	4.609 6	06/15/2044	5,630,294
5,000,000	Metropolitan Pier & Exposition Authority; Series
	2012 B, RB	4.628 6	12/15/2041	2,971,850

39 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Illinois (Continued)
$2,000,000	Morton Grove (Village of), IL (Sawmill Station
	Redevelopment); Series 2019, RB	5.000%	01/01/2039 $	2,079,740
5,000,000	Mundelein (Village of), IL; Series 2019, GO
	Bonds1	4.000	12/15/2044	5,713,600
1,781,000	Plano (City of), IL Special Service Area No. 5;
	Series 2006, RB4,5	6.000	03/01/2036	1,264,510
5,280,000	Quad Cities Regional Economic Development
	Authority Pheasant Ridge Apartments); Series
	2005, RB	6.375	08/01/2040	3,998,966
162	Robbins (Village of), IL; Series 1999 C, RB1	7.250	10/15/2024	166
12,830,000	Sales Tax Securitization Corp.; Series 2018 A,
	Ref. RB1	5.000	01/01/2038	15,921,773
4,000,000	Sales Tax Securitization Corp.; Series 2018 A,
	Ref. RB1	5.000	01/01/2048	4,877,720
1,500,000	Southwestern Illinois Development Authority
	(Eden Retirement Center, Inc.); Series 2006, RB	5.850	12/01/2036	1,499,985
2,795,000	Southwestern Illinois Development Authority;
	Series 2006, RB1	5.625	11/01/2026	2,557,649
9,595,000	Southwestern Illinois Development Authority;
	Series 2008 A, Ref. RB5	7.000	10/01/2022	5,565,100
12,530,000	Upper Illinois River Valley Development Authority;
	Series 2012, RB	6.500	12/01/2032	12,808,667
4,000,000	Will (County of), IL; Series 2019, GO Bonds1	4.000	11/15/2047	4,667,960
				422,562,364

Indiana—2.1%
10,000,000	Allen (County of), IN; Series 2019, RB	6.375	02/01/2039	11,072,900
4,300,000	Carmel (City of), IN Redevelopment District;
	Series 2010 C, COP1	6.500	07/15/2035	4,507,733
11,925,000	Columbus (City of), IN; Series 2019, RB1	5.625	05/01/2039	12,737,689
3,430,000	Evansville (City of), IN; Series 2017, RB1	5.450	01/01/2038	3,692,566
595,000	Fort Wayne (City of), IN; Series 2017, RB1	5.125	01/01/2032	639,435
3,850,000	Fort Wayne (City of), IN; Series 2017, RB1	5.350	01/01/2038	4,113,417
7,000,000	Fort Wayne (City of), IN; Series 2018, RB1	5.625	01/01/2038	7,613,200
10,000,000	IN Finance Authority (Parkview Health System/
	Parkview Hospital Obligated Group)2	4.000	11/01/2048	11,272,400
770,000	Indiana (State of) Finance Authority (Irvington
	Community School); Series 2018 A, Ref. RB	5.900	07/01/2038	822,391
685,000	Indiana (State of) Finance Authority (Irvington
	Community School); Series 2018 A, Ref. RB	6.000	07/01/2048	731,710
1,675,000	Indiana (State of) Finance Authority; Series 2011,
	RB1	5.500	11/15/2031	1,781,044
2,850,000	Indiana (State of) Finance Authority; Series 2011,
	RB1	5.750	11/15/2041	3,032,115
11,505,000	Indiana (State of) Finance Authority; Series 2011,
	RB1	6.375	09/15/2041	12,465,667
2,050,000	Indiana (State of) Finance Authority; Series 2017,
	Ref. RB1	5.375	07/01/2047	2,292,228

40 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Indiana (Continued)
$7,500,000	Indiana (State of) Finance Authority; Series 2019,
	RB1	5.000%	02/01/2047 $	9,568,275
3,365,000	Indiana (State of) Housing & Community
	Development Authority (Lake Meadows Assisted
	Living); Series 2019 A, RB1	5.000	01/01/2039	3,546,878
6,225,000	Indiana (State of) Housing & Community
	Development Authority; Series 2016 A, RB1	5.750	01/01/2036	6,465,845
3,950,000	Indiana (State of) Housing & Community
	Development Authority; Series 2016, RB1	5.500	01/01/2037	4,193,676
1,095,000	Kokomo (City of), IN; Series 2017, RB	5.750	01/01/2034	1,184,724
4,570,000	Kokomo (City of), IN; Series 2017, RB	5.875	01/01/2037	4,938,753
1,060,000	Lafayette (City of), IN; Series 2017, RB1	5.600	01/01/2033	1,173,452
5,160,000	Lafayette (City of), IN; Series 2017, RB1	5.800	01/01/2037	5,739,055
4,965,000	Merrillville (Town of), IN; Series 2016, RB1	5.750	04/01/2036	5,118,518
14,565,000	Michigan City (City of), IN; Series 2016, RB1	5.150	01/01/2037	15,096,623
500,000	Mishawaka (City of), IN; Series 2017, RB1	5.100	01/01/2032	530,340
5,475,000	Mishawaka (City of), IN; Series 2017, RB1	5.375	01/01/2038	5,817,461
17,510,000	Mishawaka (City of), IN; Series 2018, RB1	5.750	10/01/2038	19,337,169
2,560,000	Muncie (City of), IN; Series 2016, RB1	5.250	01/01/2037	2,699,136
8,000,000	Plainfield (Town of), IN; Series 2018, RB1	5.375	09/01/2038	8,411,520
3,880,000	Terre Haute (City of), IN; Series 2017, RB1	5.350	01/01/2038	4,145,470
3,000,000	Vincennes (City of), IN; Series 2016, Ref. RB	6.250	01/01/2029	3,063,360
				177,804,750

Iowa—0.2%
1,405,000	Clear Lake (City of), IA; Series 2018, RB1	6.000	10/01/2043	1,579,009
2,780,000	Clear Lake (City of), IA; Series 2018, RB1	6.000	10/01/2048	3,102,091
1,000,000	Iowa (State of) Finance Authority (Lifespace
	Communities, Inc.); Series 2019, RB1	2.875	05/15/2049	1,014,450
595,000	Iowa (State of) Finance Authority; Series 2007
	B, RB1	5.375	06/01/2025	595,048
1,160,000	Iowa (State of) Finance Authority; Series 2007,
	RB4	5.900	12/01/2028	58,000
750,000	Iowa (State of) Finance Authority; Series 2018,
	RB1	5.000	08/01/2038	801,937
1,750,000	Iowa (State of) Finance Authority; Series 2018,
	RB1	5.125	08/01/2048	1,867,635
2,500,000	Iowa (State of) Finance Authority; Series 2018,
	RB1	5.250	08/01/2055	2,672,150
2,725,000	Iowa (State of) Tobacco Settlement Authority;
	Series 2005 A, RB1	6.500	06/01/2023	2,764,894
				14,455,214

Kansas—0.0%
2,906,317	Olathe (City of), KS; Series 2006, RB5	5.000	03/01/2026	1,573,838

41 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Kansas (Continued)
$635,000	Pittsburg (City of), KS; Series 2006, RB	4.900%	04/01/2024 $	593,566
				2,167,404

Kentucky—0.3%
1,250,000	Kentucky (State of) Economic Development
	Finance Authority (Masonic Home Independent
	Living II, Inc.); Series 2011, RB1	7.250	05/15/2041	1,344,813
1,000,000	Kentucky (State of) Economic Development
	Finance Authority (Masonic Home Independent
	Living II, Inc.); Series 2011, RB1	7.375	05/15/2046	1,077,340
1,000,000	Kentucky (State of) Economic Development
	Finance Authority (Owensboro Health, Inc.);
	Series 2017 A, Ref. RB1	5.000	06/01/2045	1,173,210
6,785,000	Kentucky (State of) Municipal Power Agency;
	Series 2016 A, Ref. RB1	5.000	09/01/2034	8,285,435
5,000,000	Kentucky (State of) Municipal Power Agency;
	Series 2016 A, Ref. RB1	5.000	09/01/2036	6,072,000
900,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB1	5.000	05/01/2033	1,142,037
900,000	Kentucky (State of) Property & Building
	Commission (Project No. 119); Series 2018, RB1	5.000	05/01/2034	1,139,112
1,660,000	Kuttawa (City of), KY; Series 1999, RB1	6.750	03/01/2029	1,661,859
				21,895,806

Louisiana—0.8%
16,535,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority (Glen Retirement System);
	Series 2019 A, Ref. RB1	5.000	01/01/2049	17,601,838
12,000,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority (Glen Retirement System);
	Series 2019 A, Ref. RB1	5.000	01/01/2055	12,674,160
6,250,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority (Westlake Chemical
	Corp.); Series 2010 A-2, RB	6.500	11/01/2035	6,462,437
1,220,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority; Series 2018 A, RB1	5.250	05/01/2043	1,266,214
2,575,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority; Series 2018, RB	5.375	11/01/2038	2,872,799
3,385,000	Louisiana (State of) Local Government
	Environmental Facilities & Community
	Development Authority; Series 2019, RB	4.400	11/01/2044	3,655,428
11,415,000	Louisiana Housing Corp.; Series 2009 A, RB1	7.250	09/01/2039	11,413,858

42 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
Louisiana (Continued)
$2,300,000	New Orleans (City of), LA Aviation Board (Parking
	Facilities Corp. Consolitdated Garage System),
	Series 2018 A, RB1	5.000%		10/01/2043 $	2,846,779
4,220,000	New Orleans (City of), LA Aviation Board (Parking
	Facilities Corp. Consolitdated Garage System),
	Series 2018 A, RB1	5.000		10/01/2048	5,193,807
					63,987,320

Maine—0.3%
2,000,000	Maine (State of) Finance Authority; Series 2015
	R-2, RB1	4.375	10	08/01/2035	2,219,660
2,000,000	Maine (State of) Health & Higher Educational
	Facilities Authority (Maine General Medical
	Center); Series 2011, RB1	6.750		07/01/2041	2,130,420
4,800,000	Rumford (Town of), ME; Series 1995, Ref. PCR1	6.625		07/01/2020	4,858,320
12,265,000	Rumford (Town of), ME; Series 2001, Ref. RB1	6.875		10/01/2026	12,414,265
					21,622,665

Maryland—0.9%
1,100,000	Baltimore (City of), MD; Series 2017 A, RB1	5.375		06/01/2036	1,196,074
1,360,000	Baltimore (City of), MD; Series 2017 A, RB1	5.500		06/01/2043	1,482,631
9,525,000	Baltimore County, MD GO2	4.000		03/01/2040	11,224,742
1,000,000	Maryland Economic Development Corp. (AFCO
	Airport Real Estate Group); Series 2019, RB1	4.000		07/01/2039	1,166,310
500,000	Maryland Economic Development Corp. (AFCO
	Airport Real Estate Group); Series 2019, RB	4.000		07/01/2044	576,275
45,950,000	Maryland Stadium Authority (Construction &
	Revitalization Program)2	5.000		05/01/2047	56,961,828
					72,607,860

Massachusetts—1.1%
25,000,000	Massachusetts (State of) (Rail Enhancement &
	Accelerated Bridge Programs); Series 2019 A, RB1	5.000		06/01/2049	32,563,250
9,820,000	Massachusetts (State of) Development Finance
	Agency; Series 2007 E, RB1	5.000		07/15/2032	9,914,763
1,600,702	Massachusetts (State of) Development Finance
	Agency; Series 2011 B, RB	1.009	6	11/15/2056	490,519
6,905,000	Massachusetts (State of) Development Finance
	Agency; Series 2011, RB1	6.000		07/01/2041	7,207,301
4,565,000	Massachusetts (State of) Development Finance
	Agency; Series 2018, RB1	5.125		11/15/2046	5,327,309
5,000,000	Massachusetts (State of) Port Authority; Series
	2019 A, Ref. RB1	5.000		07/01/2038	6,410,750
6,000,000	Massachusetts (State of) Port Authority; Series
	2019 A, Ref. RB1	5.000		07/01/2039	7,675,260
4,000,000	Massachusetts (State of) Port Authority; Series
	2019 A, Ref. RB1	5.000		07/01/2040	5,104,640
4,850,000	Massachusetts HFA, Series C2	5.350		12/01/2042	4,888,752
2,240,000	Saugus, MA GO2	4.000		03/01/2039	2,628,646

43 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Massachusetts (Continued)
$2,500,000	Saugus, MA GO2	4.000%	03/01/2040 $	2,927,663
2,670,000	Saugus, MA GO2	4.000	03/01/2041	3,119,925
2,750,000	Saugus, MA GO2	4.000	03/01/2042	3,205,931
				91,464,709

Michigan—3.2%
400,000	Advanced Technology Academy; Series 2019,
	Ref. RB1	5.000	11/01/2034	443,272
1,175,000	Advanced Technology Academy; Series 2019,
	Ref. RB1	5.000	11/01/2044	1,276,485
1,580,000	American Montessori Academy; Series 2017, RB	7.000	12/01/2046	1,682,558
2,740,000	Charyl Stockwell Academy; Series 2015, Ref. RB1	5.500	10/01/2035	2,853,272
4,140,000	Charyl Stockwell Academy; Series 2015, Ref. RB1	5.750	10/01/2045	4,325,679
1,550,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB1	5.000	07/01/2043	1,750,322
13,450,000	Detroit (City of), MI Downtown Development
	Authority; Series 2018 A, Ref. RB1	5.000	07/01/2048	15,157,208
810,000	Detroit (City of), MI Local Development Finance
	Authority; Series 1997 B, RB1	6.700	05/01/2021	812,795
365,000	Detroit (City of), MI Local Development Finance
	Authority; Series 1997 C, RB1	6.850	05/01/2021	366,299
155,000	Detroit (City of), MI; Series 2003, GO Bonds	5.250	04/01/2020	155,042
342,550	Detroit (City of), MI; Series 2003, GO Bonds	5.250	04/01/2021	342,639
15,500	Detroit (City of), MI; Series 2003, GO Bonds	5.250	04/01/2023	15,502
906,750	Detroit (City of), MI; Series 2004, GO Bonds	5.000	04/01/2021	906,786
350,300	Detroit (City of), MI; Series 2004, GO Bonds	5.250	04/01/2020	350,395
206,150	Detroit (City of), MI; Series 2004, GO Bonds	5.250	04/01/2022	206,195
803,643	Detroit (City of), MI; Series 2005 B, Ref. GO
	Bonds	5.000	04/01/2020	803,587
10,100,000	Detroit, MI City School District2	6.000	05/01/2029	12,893,761
4,365,000	Grand Rapids (City of), MI Economic
	Development Corp. (Clark Retirement
	Community, Inc.); Series 2019 A, RB	5.500	04/01/2039	4,477,661
20,310,000	Grand Rapids (City of), MI Economic
	Development Corp. (Clark Retirement
	Community, Inc.); Series 2019 A, RB	5.750	04/01/2049	20,828,514
12,000,000	Grand Rapids (City of), MI Economic
	Development Corp. (Clark Retirement
	Community, Inc.); Series 2019 A, RB	5.750	04/01/2054	12,194,400
5,695,000	Grand Rapids (City of), MI Economic
	Development Corp. (Clark Retirement
	Community, Inc.); Series 2019 B, RB	6.000	04/01/2027	5,804,287
3,340,000	Grand Rapids (City of), MI Economic
	Development Corp. (Clark Retirement
	Community, Inc.); Series 2019 C-2, RB	3.500	04/01/2023	3,360,374
3,150,000	Haslett Public Schools; Series 2018, GO Bonds1	5.000	05/01/2048	3,870,059
200,000	Michigan (State of) Finance Authority (Henry Ford
	Health System); Series 2016, Ref. RB1	5.000	11/15/2041	242,896

44 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Michigan (Continued)
$1,400,000	Michigan (State of) Finance Authority; Series
	2005 A, RB1	6.000%	12/01/2035 $	1,401,064
595,000	Michigan (State of) Finance Authority; Series
	2007, RB	6.500	12/01/2037	595,607
1,600,000,000	Michigan (State of) Finance Authority; Series
	2008 C, RB	7.965 6	06/01/2058	62,560,000
1,400,000	Michigan (State of) Finance Authority; Series
	2010 A, RB1	5.900	12/01/2030	1,412,544
22,320,000	Michigan (State of) Finance Authority; Series
	2014, Ref. RB1	6.750	07/01/2044	23,830,171
1,215,000	Michigan (State of) Finance Authority; Series
	2015 B, Ref. RB1	5.000	05/15/2034	1,429,192
3,000,000	Michigan (State of) Finance Authority; Series
	2017, Ref. RB1	5.250	02/01/2032	3,392,340
2,000,000	Michigan (State of) Finance Authority; Series
	2018, Ref. RB1	5.750	11/01/2040	2,233,500
15,000,000	Michigan (State of) Finance Authority; Series
	2019 A, RB1	4.000	11/15/2050	17,407,350
12,000,000	Michigan (State of) Finance Authority; Series
	2019, RB1	4.000	02/15/2050	14,087,040
5,000,000	Michigan (State of) State Housing Development
	Authority; Series 2019 A, RB1	4.000	12/01/2044	5,594,000
2,500,000	Michigan (State of) State Housing Development
	Authority; Series 2019 A, RB1	4.000	06/01/2049	2,782,625
1,400,000	Michigan (State of) Strategic Fund (Genesee
	Power Station); Series 1994, Ref. RB	7.500	01/01/2021	1,400,756
966,750	Michigan (State of) Strategic Fund; Series 2008,
	RB1	7.875	08/31/2028	966,750
3,820,000	Michigan State University Board of Trustees;
	Series 2019 B, RB1	5.000	02/15/2044	4,868,093
5,350,000	Michigan State University; Series 2019 B, RB1	5.000	02/15/2048	6,783,426
3,465,000	Pontiac (City of), MI Arts & Technology Academy;
	Series 2016, Ref. RB	6.000	11/01/2046	3,564,965
3,500,000	Summit Academy North; Series 2016, Ref. RB1	5.000	11/01/2031	3,615,150
2,800,000	Summit Academy North; Series 2016, Ref. RB1	5.000	11/01/2035	2,885,708
13,445,000	Wayne (County of), MI; Series 1999, RB1	6.000	12/01/2029	13,489,234
				269,419,503

Minnesota—0.6%
3,330,000	Bethel (City of), MN; Series 2018 A, Ref. RB1	5.500	12/01/2048	3,581,648
1,000,000	Bethel (City of), MN; Series 2018, RB1	5.000	06/01/2048	1,064,400
600,000	Bethel (City of), MN; Series 2018, RB1	5.000	06/01/2053	636,732
1,625,000	Bethel (City of), MN; Series 2018, RB1	5.250	06/01/2058	1,736,816
2,610,000	Bethel (City of), MN; Series 2019, RB1	5.000	05/01/2054	2,789,672
6,895,000	Brooklyn Center (City of), MN; Series 2016 A, RB1	5.500	11/01/2035	7,232,235
3,100,000	Brooklyn Center (City of), MN; Series 2016 B, RB1	6.500	11/01/2035	3,100,403
5,735,000	Dakota (County of), MN Community
	Development Agency; Series 2015, RB	6.000	08/01/2035	5,984,817

45 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Minnesota (Continued)
$380,000	Duluth (City of), MN Economic Development
	Authority; Series 2018, RB1	5.450%	12/01/2046 $	410,734
1,000,000	Duluth (City of), MN Economic Development
	Authority; Series 2018, RB1	5.625	12/01/2055	1,083,620
6,570,000	International Falls (City of), MN; Series 1999,
	Ref. RB1	6.850	12/01/2029	6,649,957
1,075,000	Minneapolis (City of), MN; Series 2017 A, RB	6.250	07/01/2037	1,153,787
4,740,000	Minneapolis (City of), MN; Series 2017 A, RB	6.500	07/01/2048	5,117,067
500,000	Minneapolis (City of), MN; Series 2018, RB1	5.000	08/01/2053	550,225
515,000	Red Wing (City of), MN; Series 2018 A, RB1	5.000	08/01/2053	547,723
2,305,000	St. Paul (City of), MN Housing & Redevelopment
	Authority (Hmong Academy); Series 2012 A, RB1	5.500	09/01/2043	2,356,816
2,003,000	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2004, RB1	6.250	03/01/2029	1,944,132
1,426,706	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2006, RB1	5.630	10/01/2033	1,428,062
1,075,000	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2017 A, RB	5.500	07/01/2052	1,185,091
1,000,000	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2019, RB1	5.000	07/01/2049	1,136,080
1,000,000	St. Paul (City of), MN Housing & Redevelopment
	Authority; Series 2019, RB	5.000	07/01/2055	1,129,040
1,000,000	Wayzata (City of), MN; Series 2019, Ref. RB1	5.000	08/01/2049	1,122,600
				51,941,657

Mississippi—0.5%
10,000,000	Mississippi (State of) Development Bank (Jackson
	Convention Center); Series 2013 A, Ref. RB1	5.000	03/01/2036	13,848,900
13,015,000	Mississippi State University Educational Building2	4.000	08/01/2043	14,816,219
1,395,000	Ridgeland (City of), MS; Series 2009, RB1	5.250	10/01/2027	1,399,241
1,755,000	Ridgeland (City of), MS; Series 2009, RB1	5.375	10/01/2028	1,760,493
16,410,000	Stonebridge Public Improvement District; Series
	2007, RB4	7.500	10/01/2042	1,312,800
1,385,000	Tunica (County of), MS; Series 2019, RB	6.000	10/01/2040	1,441,189
4,000,000	Warren (County of), MS; Series 2010 A, RB1	5.800	05/01/2034	4,030,320
				38,609,162

Missouri—0.9%
4,900,000	Branson (City of), MO Commerce Park
	Community Improvement District; Series 2007
	A, RB4	5.750	06/01/2026	1,078,000
12,200,000	Branson (City of), MO Industrial Development
	Authority; Series 2005 A, RB5	7.050	05/01/2027	9,030,318
275,000	Branson (City of), MO Industrial Development
	Authority; Series 2005, RB	5.250	06/01/2021	275,115
2,970,000	Branson (City of), MO Industrial Development
	Authority; Series 2005, RB	5.500	06/01/2029	2,971,396
2,310,000	Branson (City of), MO Industrial Development
	Authority; Series 2007 A, RB5	5.750	05/01/2026	1,724,045

46 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Missouri (Continued)
$570,000	Broadway-Fairview Transportation Development
	District; Series 2006 A, RB5,7	6.125%	12/01/2036 $	370,500
5,000,000	Chesterfield Valley Transportation Development
	District; Series 2018, RB1	0.000 3	05/15/2046	3,073,450
545,000	Chillicothe (City of), MO (South U.S. 65); Series
	2006, RB5	5.500	04/01/2021	510,676
3,100,000	Chillicothe (City of), MO; Series 2006, RB5	5.625	04/01/2027	2,687,235
3,020,000	Dardenne Town Square Transportation
	Development District; Series 2006 A, RB7	5.000	05/01/2026	1,359,000
3,825,000	Dardenne Town Square Transportation
	Development District; Series 2006 A, RB5	5.000	05/01/2036	1,721,250
160,000	Grindstone Plaza Transportation Development
	District; Series 2006 A, RB	5.250	10/01/2021	160,014
400,000	Grindstone Plaza Transportation Development
	District; Series 2006 A, RB	5.400	10/01/2026	400,016
115,000	Grindstone Plaza Transportation Development
	District; Series 2006 A, RB	5.550	10/01/2036	111,642
4,900,000	I-470 Western Gateway Transportation
	Development District; Series 2019 A, RB	5.250	12/01/2048	5,273,625
5,000,000	Kansas City (City of), MO Industrial Development
	Authority (Kansas City International Airport);
	Series 2019 B, RB1	5.000	03/01/2049	6,225,050
1,000,000	Kansas City (City of), MO Industrial Development
	Authority (Ward Parkway Center Community
	Improvement District); Series 2016 A, Ref. RB1	5.000	04/01/2036	1,073,530
740,000	Kansas City (City of), MO Industrial Development
	Authority (Ward Parkway Center Community
	Improvement District); Series 2016 A, Ref. RB1	5.000	04/01/2046	784,881
1,078,000	Kansas City (City of), MO Industrial Development
	Authority; Series 2004 A, RB1	6.750	07/01/2036	1,078,906
5,835,000	Kansas City (City of), MO Industrial Development
	Authority; Series 2019, RB1	5.000	07/01/2040	6,113,330
1,200,000	Lee's Summit (City of), MO Industrial
	Development Authority; Series 2007, RB4,5	5.500	03/01/2021	768,000
750,000	Lee's Summit (City of), MO Industrial
	Development Authority; Series 2007, RB4	5.750	03/01/2029	480,000
2,800,000	Lee's Summit (City of), MO Industrial
	Development Authority; Series 2012, RB1	6.000	05/01/2042	2,805,768
2,000,000	Move Rolla Transportation Development District;
	Series 2017, RB1	4.625	06/01/2042	2,215,400
700,000	Northwoods Transportation Development District;
	Series 2006 A, RB	5.850	02/01/2031	698,838
795,000	Rock Hill (City of), MO Industrial Development
	Authority (Market at McKnight Redevelopment);
	Series 2015 A, RB1	4.500	11/01/2028	808,666
2,750,000	St. Charles (County of), MO Industrial
	Development Authority; Series 2016, RB1	5.000	10/01/2046	2,888,985
4,580,000	St. Louis (City of), MO Industrial Development
	Authority; Series 2010 A, RB4,5	8.000	04/27/2033	137,400

47 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Missouri (Continued)
$4,000,000	St. Louis (City of), MO Land Clearance for
	Redevelopment Authority; Series 2018 A, RB1	5.000%	04/01/2038 $	4,907,680
2,000,000	St. Louis (City of), MO Land Clearance for
	Redevelopment Authority; Series 2018 B, RB	6.375	04/01/2043	2,135,980
2,030,982	St. Louis (City of), MO; Series 2007, RB5	5.500	05/29/2028	853,541
3,043,000	St. Louis (City of), MO; Series 2007, RB5,7	6.300	04/01/2027	699,890
3,100,000	St. Louis (County of), MO Industrial Development
	Authority; Series 2019 A, Ref. RB1	5.875	03/01/2033	3,333,151
1,660,000	St. Louis (County of), MO (Printers Lofts); Series
	2006, RB5,7	6.000	08/21/2026	415,000
2,442,000	St. Louis (County of), MO (1601 Washington);
	Series 2006, RB5,7	6.000	08/21/2026	805,860
2,285,000	St. Louis (County of), MO; Series 2007 A, RB5	5.500	01/20/2028	1,142,500
1,108,000	St. Louis (County of), MO; Series 2007 A, RB5	5.500	09/02/2028	498,600
1,510,000	St. Louis (County of), MO; Series 2007 B, RB5,7	5.500	01/20/2028	362,400
1,865,000	Stone Canyon Community Improvement District;
	Series 2007, RB4,5	5.700	04/01/2022	484,900
975,000	Stone Canyon Community Improvement District;
	Series 2007, RB4,5	5.750	04/01/2027	253,500
				72,718,038

Montana—0.0%
5,935,000	Hardin (City of), MT; Series 2006, RB5,7	6.250 3	09/01/2031	415,450

Nebraska—0.0%
2,500,000	Central Plains Energy Project (No. 3); Series 2017
	A, Ref. RB1	5.000	09/01/2042	3,706,650

Nevada—1.1%
17,500,000	Clark (County of), NV (Stadium Improvement
	Bonds); Series 2018 A, GO Bonds1	5.000	05/01/2048	21,900,900
975,000	Clark (County of), NV; Series 2007 A, RB1	5.000	02/01/2026	985,413
750,000	Clark (County of), NV; Series 2007 A, RB1	5.050	02/01/2031	757,673
26,160,000	Clark (County of), NV; Series 2018 A, GO Bonds1	5.000	06/01/2043	33,041,126
27,500,000	Clark County, NV GO2	5.000	05/01/2048	34,310,650
75,000	Mesquite (City of), NV; Series 2005, RB1	5.400	08/01/2020	75,801
260,000	Mesquite (City of), NV; Series 2005, RB1	5.500	08/01/2025	261,971
29,000,000	Reno (City of), NV (ReTRAC - Reno Transportation
	Rail Access Corridor); Series 2018 C, Ref. RB	6.143 6	07/01/2058	4,866,490
				96,200,024

New Hampshire—0.3%
7,491,902	National Finance Authority; Series 2020-1, Class
	A1	4.125	01/20/2034	9,247,254
1,400,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB1	5.250	07/01/2039	1,550,808
770,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB1	5.625	07/01/2046	860,837

48 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Hampshire (Continued)
$1,930,000	New Hampshire (State of) Business Finance
	Authority; Series 2019 A, RB1	5.750%	07/01/2054 $	2,161,233
1,100,000	New Hampshire (State of) Health and Education
	Facilities Authority; Series 2017 A, RB	5.250	07/01/2027	1,195,359
1,725,000	New Hampshire (State of) Health and Education
	Facilities Authority; Series 2017 A, RB	6.125	07/01/2037	1,950,440
3,875,000	New Hampshire (State of) Health and Education
	Facilities Authority; Series 2017 A, RB	6.125	07/01/2052	4,328,298
865,000	New Hampshire (State of) Health and Education
	Facilities Authority; Series 2017 A, RB	6.250	07/01/2042	976,049
				22,270,278

New Jersey—1.7%
6,000,000	New Jersey (State of) Economic Development
	Authority (Black Horse EHT Urban Renewal LLC);
	Series 2019 A, RB	5.000	10/01/2039	6,212,220
3,750,000	New Jersey (State of) Economic Development
	Authority (Continental Airlines, Inc.); Series 2000
	B, RB1	5.625	11/15/2030	4,349,325
500,000	New Jersey (State of) Economic Development
	Authority (Leap Academy); Series 2014 A, RB1	6.300	10/01/2049	548,090
3,320,000	New Jersey (State of) Economic Development
	Authority (Newark Downtown District
	Management Corp.); Series 2019, Ref. RB1	5.125	06/15/2037	4,146,912
1,000,000	New Jersey (State of) Economic Development
	Authority (Paterson Charter School for Science
	and Technology, Inc.); Series 2012 A, RB1	6.100	07/01/2044	1,061,500
565,000	New Jersey (State of) Economic Development
	Authority; Series 2014 A, RB1	6.000	10/01/2034	621,240
750,000	New Jersey (State of) Economic Development
	Authority; Series 2014 A, RB1	6.200	10/01/2044	820,665
5,000,000	New Jersey (State of) Economic Development
	Authority; Series 2016 AAA, RB1	5.000	06/15/2041	5,906,700
650,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, RB1	5.000	07/01/2047	737,256
1,865,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, RB	5.375	07/01/2047	2,021,455
2,055,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, Ref. RB1	5.125	09/01/2052	2,318,204
1,875,000	New Jersey (State of) Economic Development
	Authority; Series 2017, RB1	5.000	07/15/2047	2,189,306
5,000,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.375	10/01/2050	5,533,150
2,630,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.750	09/01/2050	2,754,531
690,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB1	6.500	11/01/2052	814,069
80,000	New Jersey (State of) Economic Development
	Authority; Series 2018 B, RB	5.500	10/01/2020	80,671

49 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New Jersey (Continued)
$765,000	New Jersey (State of) Economic Development
	Authority; Series 2019 B, RB	5.750%		10/01/2026 $	770,913
5,000,000	New Jersey (State of) Educational Facilities
	Authority; Series 2016 D, Ref. RB1	5.000		07/01/2046	5,472,650
5,000,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2018, RB	5.750		10/01/2038	5,355,950
10,000,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2008 A, RB	4.497	6	12/15/2037	6,584,200
3,300,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2018 A, Ref. RN1	5.000		06/15/2031	3,949,671
3,583,000	Newark (City of), NJ; Series 2015 A, GO Bonds1	5.000		07/15/2029	4,007,263
18,650,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB1	5.000		06/01/2046	22,724,093
44,350,000	Tobacco Settlement Financing Corp.; Series 2018
	B, Ref. RB1	5.000		06/01/2046	52,273,128
210,000	Weehawken (Town of), NJ; Series 2010 A, GO
	Bonds1	6.000		08/01/2021	214,242
210,000	Weehawken (Town of), NJ; Series 2010 A, GO
	Bonds1	6.000		08/01/2022	214,225
					141,681,629

New Mexico—0.0%
615,000	Boulders Public Improvement District; Series
	2015, RB1	5.750		10/01/2044	652,214
65,000	Mariposa East Public Improvement District; Series
	2015 A, RB1	5.900		09/01/2032	68,450
415,000	Mariposa East Public Improvement District; Series
	2015 B, RB1	5.900	3	09/01/2032	437,024
510,000	Mariposa East Public Improvement District; Series
	2015 C, RB	5.900		09/01/2032	530,823
410,000	Mariposa East Public Improvement District; Series
	2015 D, RB	12.874	6	03/01/2032	188,600
1,925,000	Trails Public Improvement District; Series 2008,
	RB	7.750		10/01/2038	1,927,079
					3,804,190

New York—13.3%
9,655,000	Build NYC Resource Corp. (Brooklyn Navy Yard);
	Series 2019, Ref. RB	5.500		12/31/2040	10,775,945
5,000,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 A, RB1	5.000		06/01/2038	5,002,650
17,700,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 D, RB	5.630	6	06/01/2055	1,321,305
4,220,000	Essex (County of), NY Industrial Development
	Agency; Series 2017, RB	6.250		06/01/2047	4,586,591
5,400,000	Guilderland (Town of), NY Industrial
	Development Agency; Series 2017 A, RB	5.875		01/01/2052	5,641,488
5,000,000	Long Island (City of), NY Power Authority; Series
	2017, RB1	5.000		09/01/2042	6,186,950

50 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$5,005,000	Metropolitan Transportation Authority, Series
	2016 A1, RB1	5.250%	11/15/2056 $	6,048,042
4,680,000	Metropolitan Transportation Authority, Series
	2017 D, Ref. RB1	4.000	11/15/2042	5,419,580
900,000	Metropolitan Transportation Authority; Series
	2013 D, RB1	5.250	11/15/2029	1,052,541
900,000	Metropolitan Transportation Authority; Series
	2013 D, RB1	5.250	11/15/2033	1,052,541
10,470,000	Metropolitan Transportation Authority; Series
	2016 B-1, RB1	5.000	11/15/2051	12,781,253
3,000,000	Metropolitan Transportation Authority; Series
	2017 B-1, RB1	5.000	11/15/2042	3,768,600
22,270,000	Metropolitan Transportation Authority; Series
	2019 A-2, RB1	5.000	11/15/2045	27,884,044
25,000,000	Metropolitan Transportation Authority; Series
	2020 A-1, RB1	4.000	11/15/2051	29,411,750
1,000,000	Monroe County Industrial Development Corp.;
	Series 2011, RB1	6.000	06/01/2030	1,063,150
922,500	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	A, RB	6.500	01/01/2032	938,450
1,741,877	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	A, RB	6.700	01/01/2049	1,749,297
6,100,000	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	A, RB	6.700	01/01/2049	6,125,986
378,066	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	B, RB	5.500	07/01/2020	378,062
2,937,408	Nassau (County of), NY Industrial Development
	Agency (Amsterdam at Harborside); Series 2014
	C, RB4	2.000	01/01/2049	440,611
99,933	Nassau (County of), NY Industrial Development
	Agency; Series 2014 A, RB	5.875	01/01/2023	100,225
50,045,000	New York & New Jersey (States of) Port Authority;
	Series 2019, RB1	5.000	11/01/2049	64,003,051
200,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 1997 6, RB1	5.750	12/01/2025	205,978
8,670,000	New York (City of), NY Industrial Development
	Agency; Series 1997, RB1	6.200	10/01/2022	9,525,556
9,545,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 A-3, RB1	5.000	08/01/2040	12,027,082
2,450,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 A-1, RB1	5.000	08/01/2040	3,117,013
5,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 S-4A, Ref. RB1	4.000	07/15/2037	5,943,250

51 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$19,515,000	New York (City of), NY Transitional Finance
	Authority; Series 2019 A2, RB1	5.000%	05/01/2037 $	25,509,032
5,000,000	New York (City of), NY; Series 2017, Ref. RB1	5.000	06/15/2038	6,328,150
10,000,000	New York (City of), NY; Series 2018 D-1, GO
	Bonds1	5.000	12/01/2040	12,841,400
9,850,000	New York (City of), NY; Series 2018 D-1, GO
	Bonds1	5.000	12/01/2041	12,617,555
1,975,000	New York (City of), NY; Series 2018 F-1, GO
	Bonds1	5.000	04/01/2039	2,504,893
15,290,000	New York (City of), NY; Series 2019 A-1, GO
	Bonds1	5.000	08/01/2041	19,861,710
5,000,000	New York (City of), NY; Series 2019 B-1, GO
	Bonds1	5.000	10/01/2042	6,501,250
14,510,000	New York (City of), NY; Series 2019 B-1, GO
	Bonds1	5.000	10/01/2043	18,824,403
6,160,000	New York (State of) Dormitory Authority (General
	Purpose); Series 2019 D, RB1	4.000	02/15/2049	7,365,820
21,665,000	New York (State of) Dormitory Authority (General
	Purpose); Series 2020 D, Ref. RB1	5.000	02/15/2048	28,270,875
6,705,000	New York (State of) Dormitory Authority; Series
	2015 A, Ref. RB1	5.000	07/01/2048	8,001,479
6,500,000	New York (State of) Dormitory Authority; Series
	2016 A, RB1	5.000	02/15/2043	8,003,515
10,000,000	New York (State of) Dormitory Authority; Series
	2018 C, Ref. RB1	5.000	03/15/2040	12,730,700
6,500,000	New York (State of) Dormitory Authority; Series
	2018 E, Ref. RB1	5.000	03/15/2037	8,456,500
5,000,000	New York (State of) Dormitory Authority; Series
	2018 E, Ref. RB1	5.000	03/15/2042	6,414,850
10,000,000	New York (State of) Dormitory Authority; Series
	2019 A, Ref. RB1	5.000	03/15/2045	12,821,100
16,675,000	New York (State of) Dormitory Authority; Series
	2019 A, Ref. RB1	5.000	03/15/2046	21,369,846
74,800,000	New York (State of) Dormitory Authority; Series
	2020 D, Ref. RB1	4.000	02/15/2047	89,662,760
20,000,000	New York (State of) Thruway Authority; Series
	2019 B, RB1	4.000	01/01/2045	23,779,200
234,000,000	New York Counties Tobacco Trust V; Series 2005
	S4B, RB	6.732 6	06/01/2060	9,097,920
21,750,000	New York Liberty Development Corp.; Series
	2011, Ref. RB1	5.750	11/15/2051	23,559,600
8,320,000	New York State Environmental Facilities Corp.;
	Series 2018 B, RB1	5.000	06/15/2048	10,559,744
5,750,000	New York State Urban Development Corp.; Series
	2017 C-3, Ref. RB1	5.000	03/15/2041	7,212,455
13,000,000	New York Transportation Development Corp.
	(American Airlines, Inc.); Series 2016, Ref. RB1	5.000	08/01/2026	13,645,580

52 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New York (Continued)
$2,500,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	5.000%	07/01/2046 $	2,877,850
2,525,000	New York Transportation Development Corp.;
	Series 2016 A, RB1	4.000	07/01/2031	2,794,620
2,500,000	New York Transportation Development Corp.;
	Series 2016 A, RB1	5.000	07/01/2034	2,913,350
10,000,000	NY MTA (Green Bond)2	5.250	11/15/2057	12,457,475
16,810,000	NYC Transitional Finance Authority2	5.000	05/01/2041	21,146,196
25,000,000	NYC Transitional Finance Authority (Building Aid)2	5.000	07/15/2035	32,194,000
15,000,000	NYC Transitional Finance Authority (Future Tax)2	4.000	08/01/2041	17,156,175
53,425,000	NYC Transitional Finance Authority (Future Tax)2	5.000	08/01/2041	66,927,418
75,000,000	NYC Transitional Finance Authority (Future Tax)2	5.000	05/01/2042	93,252,563
13,000,000	NYC Transitional Finance Authority (Future Tax)2	5.000	08/01/2042	16,405,188
20,140,000	NYC Transitional Finance Authority (Future Tax)2	5.000	08/01/2045	25,080,292
25,000,000	NYS DA (Sales Tax)2	5.000	03/15/2037	31,998,125
13,270,000	NYS DA (Sales Tax)2	5.000	03/15/2039	16,873,262
15,000,000	NYS DA (Sales Tax)2	5.000	03/15/2040	19,033,650
31,720,000	NYS DA (Group 4) (Sales Tax)2	5.000	03/15/2041	40,162,992
10,000,000	NYS DA (Group 3) (Sales Tax)2	5.000	03/15/2041	12,810,325
15,000,000	NYS DA (Sales Tax)2	5.000	03/15/2044	18,543,975
11,050,000	Port Authority NY/NJ, 200th Series2	5.000	04/15/2057	13,432,680
13,000,000	Port Authority NY/NJ, 205th Series2	5.000	05/15/2057	16,018,925
2,000,000	Port Authority NY/NJ, 206th Series2	5.000	11/15/2042	2,473,400
19,725,000	Port Authority NY/NJ, 206th Series2	5.000	11/15/2047	24,257,132
8,385,000	Suffolk Tobacco Asset Securitization Corp.; Series
	2008 B, RB	6.000	06/01/2048	8,397,913
600,000	Yonkers (City of), NY Industrial Development
	Agency; Series 1998 C, RB	6.200	03/01/2020	600,000
465,000	Yonkers Economic Development Corp. (Charter
	School Education Excellence); Series 2019 A, RB	5.000	10/15/2054	535,880
				1,120,834,714

North Carolina—0.3%
1,000,000	Charlotte (City of), NC; Series 2019 B, COP1	4.000	06/01/2038	1,202,480
750,000	Charlotte (City of), NC; Series 2019 B, COP1	4.000	06/01/2039	899,752
13,905,000	North Carolina (State of) Medical Care
	Commission (Novant Health Obligated Group);
	Series 2019, RB1	4.000	11/01/2049	16,355,478
1,650,000	North Carolina (State of) Medical Care
	Commission (WhiteStone); Series 2011 A, RB1	7.750	03/01/2031	1,760,270
5,415,000	North Carolina (State of) Turnpike Authority;
	Series 2018, Ref. RB1	5.000	01/01/2038	6,921,940
				27,139,920

North Dakota—0.2%
8,925,000	Grand Forks (County of), ND (Red River
	Biorefinery LLC); Series 2020, Ref. RB	6.375	12/15/2043	8,972,035

53 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
North Dakota (Continued)
$3,900,000	McLean (County of), ND (Great River Energy);
	Series 2010 B, RB1	5.150%	07/01/2040 $	3,949,764
				12,921,799

Ohio—10.9%
9,950,000	Allen County, OH Hospital Facilities (Catholic
	Healthcare)2	5.000	06/01/2038	10,047,683
7,385,000	Brecksville-Broadview Heights City School
	District; Series 2018, GO Bonds1	5.250	12/01/2054	8,612,682
10,840,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.125	06/01/2024	10,851,490
17,110,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.375	06/01/2024	17,129,163
9,195,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.750	06/01/2034	9,206,126
43,515,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB	5.875	06/01/2030	43,568,959
86,740,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB1	5.875	06/01/2047	86,847,558
13,227,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB1	6.000	06/01/2042	13,243,798
68,160,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-2, RB1	6.500	06/01/2047	68,255,424
62,055,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 A-3, RB	6.250 3	06/01/2037	69,355,150
433,800,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2007 C, RB	6.542 6	06/01/2052	40,451,850
12,000,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2020 A-2, Class 1, Ref. RB8	4.000	06/01/2048	13,769,040
225,000,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2020 B-2, Class 2, Ref. RB1,8	5.000	06/01/2055	254,448,000
484,895,000	Buckeye Tobacco Settlement Financing Authority;
	Series 2020 B-3, Class 2, Ref. RB8	5.622 6	06/01/2057	68,263,518
5,645,000	Butler (County of), NY Port Authority; Series
	2013, Ref. RB1	7.000	07/01/2043	6,282,716
815,000	Cleveland (City of) & Cuyahoga (County of), OH
	Port Authority; Series 2018, Ref. RB1	5.250	12/01/2038	975,172
735,000	Cleveland (City of) & Cuyahoga (County of), OH
	Port Authority; Series 2018, Ref. RB1	5.500	12/01/2043	884,154
2,900,000	Cleveland (City of) & Cuyahoga (County of), OH
	Port Authority; Series 2018, Ref. RB1	5.500	12/01/2053	3,463,702
205,000	Columbus (City of) & Franklin (County of), OH
	Finance Authority; Series 2007 A, RB1	6.000	05/15/2035	207,480
14,550,000	Cuyahoga (County of), OH (Metrohealth System);
	Series 2017, Ref. RB1	5.500	02/15/2052	17,499,721
4,900,000	Cuyahoga (County of), OH (Metrohealth System);
	Series 2017, Ref. RB1	5.500	02/15/2057	5,879,314
1,000,000	Darke (County of), OH (Wayne Healthcare); Series
	2019 A, RB1	4.000	09/01/2040	1,098,600

54 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Ohio (Continued)
$1,750,000	Darke (County of), OH (Wayne Healthcare); Series
	2019 A, RB1	4.000%	09/01/2045 $	1,901,777
35,450,000	Gallia (County of), OH (Holzer Health System
	Obligated Group); Series 2012, Ref. RB1	8.000	07/01/2042	39,840,482
1,005,000	Greater Cincinnati (Port of), OH Development
	Authority; Series 2004, RB	6.300	02/15/2024	1,001,844
2,500,000	Greater Cincinnati (Port of), OH Development
	Authority; Series 2004, RB	6.400	02/15/2034	2,479,450
1,450,000	Hancock (County of), OH (Blanchard Valley
	Regional Health Center); Series 2011 A, RB1	6.250	12/01/2034	1,547,078
1,880,000	Hickory Chase Community Authority; Series 2019,
	Ref. RB1	5.000	12/01/2040	2,094,602
20,000	Lake (County of), OH; Series 2008 C, Ref. RB1	5.750	08/15/2038	20,071
280,000	Lorain (County of), OH Port Authority; Series
	2005 A, RB1	6.000	11/15/2025	280,199
1,150,000	Marion (County of), OH (United Church Homes,
	Inc.); Series 2019, Ref. RB	5.000	12/01/2039	1,189,376
3,000,000	Marion (County of), OH (United Church Homes,
	Inc.); Series 2019, Ref. RB	5.125	12/01/2049	3,100,920
10,000,000	Montgomery County, OH (Miami Valley Hospital)2	5.750	11/15/2023	10,298,950
1,080,000	Norwood (City of), OH; Series 2017, RB1	6.000	12/01/2046	1,172,167
10,795,000	Ohio (State of) Air Quality Development Authority
	(FirstEnergy Generation Corp.); Series 2009 D,
	Ref. PCR4	4.250 10	08/01/2029	11,577,638
10,000,000	Ohio (State of) Air Quality Development
	Authority; Series 2019, RB1	5.000	07/01/2049	11,589,900
23,700,000	Ohio (State of) Higher Educational Facility
	Commission; Series 2015, Ref. RB1	6.000	10/01/2041	27,051,654
5,750,000	Ohio (State of) Higher Educational Facility
	Commission; Series 2018, Ref. RB1	5.250	01/01/2048	6,182,918
10,960,000	Ohio (State of) Higher Educational Facility
	Commission; Series 2019, RB1	5.000	11/01/2044	14,155,059
5,400,000	Ohio (State of) Housing Finance Agency; Series
	2017, RB	5.450	01/01/2038	5,622,480
4,100,000	Southeastern Ohio Port Authority; Series 2012,
	Ref. RB1	5.750	12/01/2032	4,502,046
5,400,000	South-Western City School District; Series 2019
	A, GO Bonds1	4.000	12/01/2048	6,349,266
1,412,593	Toledo (City of) & Lucas (County of), OH Port
	Authority; Series 2007 A, RB1	5.400	11/01/2036	1,412,791
2,305,000	Warren (County of), OH Port Authority; Series
	2019 D, RB1	4.000	12/01/2039	2,435,279
3,670,000	Warren (County of), OH Port Authority; Series
	2019 D, RB1	5.000	12/01/2052	4,152,789

55 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Ohio (Continued)
$6,105,000	Warren (County of), OH Port Authority; Series
	2019, RB	5.250%	12/01/2052 $	6,303,840
				916,603,876

Oklahoma—0.0%
4,800,000	Atoka (County of), OK Health Care Authority
	(Atoka Memorial Hospital); Series 2007, RB	6.625	10/01/2037	3,840,000
100,000	Oklahoma (State of) Ordnance Works Authority
	(Ralston Purina Co.); Series 1996, Ref. PCR1	6.500	09/01/2026	100,365
				3,940,365

Oregon—0.3%
700,000	Oregon (State of) Facilities Authority; Series 2010
	A, RB1	6.125	09/01/2030	718,074
1,740,000	Oregon (State of) Facilities Authority; Series 2015
	A, RB1	5.750	06/15/2046	1,870,744
2,625,000	Oregon (State of) Facilities Authority; Series 2016
	A, RB1	5.250	06/15/2051	2,747,876
17,045,000	Oregon City School District No. 62; Series 2018
	B, GO Bonds1	5.000	06/15/2049	21,349,033
				26,685,727

Pennsylvania—2.2%
17,800,000	Allegheny (County of), PA Hospital Development
	Authority (Allegheny Health Network Obligated
	Group Issue); Series 2018 A, Ref. RB1	5.000	04/01/2047	21,823,334
1,000,000	Allentown (City of), PA Neighborhood
	Improvement Zone Development Authority (City
	Center); Series 2018, RB1	5.000	05/01/2033	1,218,320
8,000,000	Allentown (City of), PA Neighborhood
	Improvement Zone Development Authority (City
	Center); Series 2018, RB	5.375	05/01/2042	9,492,480
2,700,000	Chester (County of), PA Health & Education
	Facilities Authority; Series 2013 MM-2, RB1	7.000	11/01/2041	3,291,813
1,710,000	Chester (County of), PA Industrial Development
	Authority; Series 2016, RB	5.250	01/01/2037	1,815,490
11,080,000	Chester (County of), PA Industrial Development
	Authority; Series 2016, RB	5.500	01/01/2052	11,764,523
525,000	Chester (County of), PA Industrial Development
	Authority; Series 2018, RB	5.000	03/01/2038	574,140
1,050,000	Chester (County of), PA Industrial Development
	Authority; Series 2018, RB	5.125	03/01/2048	1,147,409
2,750,000	Crawford (County of), PA Hospital Authority;
	Series 2016 A, Ref. RB	6.000	06/01/2046	3,223,660
3,215,000	Crawford (County of), PA Hospital Authority;
	Series 2016 A, Ref. RB	6.000	06/01/2051	3,743,032
7,500,000	General Authority of Southcentral Pennsylvania
	(WellSpan Health Obligated Group); Series 2019
	A, Ref. RB1	5.000	06/01/2049	9,436,875

56 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$5,000	Lancaster (City of), PA; Series 2018, GO Bonds1	4.000%	11/01/2040 $	5,755
4,775,000	Lancaster (City of), PA; Series 2018, GO Bonds1	4.000	11/01/2043	5,463,125
1,260,000	Montgomery (County of), PA Higher Education &
	Health Authority; Series 2017, Ref. RB	5.000	12/01/2032	1,323,428
1,705,000	Montgomery (County of), PA Higher Education &
	Health Authority; Series 2017, Ref. RB	5.250	12/01/2037	1,795,689
500,000	Montgomery (County of), PA Higher Education &
	Health Authority; Series 2017, Ref. RB	5.300	12/01/2038	526,545
3,140,000	Montgomery (County of), PA Higher Education &
	Health Authority; Series 2017, Ref. RB	5.375	12/01/2047	3,246,477
8,238,655	Northampton (County of), PA Industrial
	Development Authority; Series 2013 A, RB5,7,9	5.000	12/31/2023	2,059,664
2,247,890	Northampton (County of), PA Industrial
	Development Authority; Series 2013, RB5,7,9	5.000	12/31/2023	561,973
1,210,000	Pennsylvania (State of) Economic Development
	Financing Authority; Series 2016, Ref. RB1	4.000	03/15/2036	1,394,573
5,000,000	Pennsylvania (State of) Economic Development
	Financing Authority; Series 2019, RB	5.750	06/01/2036	5,461,700
10,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority (University of Pennsylvania
	Health); Series 2019, RB1	4.000	08/15/2049	11,741,900
4,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2011, RB1	6.250	10/01/2043	4,339,080
1,370,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2012 A, RB1	5.000	01/01/2027	1,453,008
13,194	Pennsylvania (State of) Housing Finance Agency;
	Series 2018, RB1	3.600	08/01/2035	15,507
3,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB1	5.000	04/01/2030	3,257,160
10,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016 A, Ref. RB1	5.000	06/01/2032	12,266,000
12,500,000	Pennsylvania (State of); Series 2018 1, GO Bonds1	4.000	03/01/2035	14,934,375
560,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2012 A, RB1	5.500	06/15/2022	580,832
2,000,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2012 A, RB1	5.500	06/15/2032	2,115,820
3,350,000	Philadelphia (City of), PA Hospitals & Higher
	Education Facilities Authority; Series 2012 A, RB1	5.625	07/01/2036	3,658,770
5,250,000	Philadelphia (City of), PA Hospitals & Higher
	Education Facilities Authority; Series 2012 A, RB1	5.625	07/01/2042	5,710,845
1,500,000	Philadelphia (City of), PA Industrial Development
	Authority (Architecture & Design Charter High
	School); Series 2013, RB5	6.125	03/15/2043	1,500,000
8,430,000	Philadelphia (City of), PA Industrial Development
	Authority (University of the Arts); Series 2017,
	Ref. RB1	5.000	03/15/2045	9,377,363
6,000,000	Philadelphia (City of), PA; Series 2010 A, RB1	5.250	06/15/2030	6,070,800

57 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,000,000	Philadelphia School District; Series 2011 E, Ref.
	GO Bonds1	5.250%	09/01/2023 $	4,086,240
785,000	Reading School District; Series 2017, Ref. GO
	Bonds1	5.000	03/01/2035	963,580
720,000	Reading School District; Series 2017, Ref. GO
	Bonds1	5.000	03/01/2036	878,414
2,500,000	Wilkes-Barre Area School District; Series 2019,
	GO Bonds1	4.000	04/15/2049	2,871,600
5,350,000	York (City of), PA; Series 2011, GO Bonds1	7.250	11/15/2041	5,936,253
				181,127,552

Rhode Island—0.2%
44,240,000	Central Falls Detention Facility Corp.; Series 2005,
	Ref. RB4	7.250	07/15/2035	7,963,200
5,000,000	Tobacco Settlement Financing Corp.; Series 2015
	A, Ref. RB1	5.000	06/01/2040	5,697,950
				13,661,150

South Carolina—0.9%
184,228	Connector 2000 Association, Inc.; Series 1998
	B, RB	6.295 6	01/01/2026	129,767
7,745,055	Connector 2000 Association, Inc.; Series 1998
	B, RB	6.620 6	01/01/2024	6,154,979
5,715,000	Hardeeville (City of), SC; Series 2008 A, RB	7.750	11/01/2039	5,724,430
12,555,000	Lancaster County, SC School District2	4.000	03/01/2036	14,705,303
12,383,000	Richland (County of), SC; Series 2004, RB5	6.200	11/01/2036	11,213,178
5,000,000	South Carolina (State of) Jobs-Economic
	Development Authority; Series 2019 A, RB	7.000	05/01/2039	5,229,600
1,500,000	South Carolina (State of) Ports Authority; Series
	2018, RB1	5.000	07/01/2043	1,853,160
3,750,000	South Carolina (State of) Ports Authority; Series
	2018, RB1	5.000	07/01/2055	4,543,500
5,070,000	South Carolina (State of) Public Service Authority;
	Series 2012 A, Ref. RB1	5.000	12/01/2029	5,433,113
6,465,000	South Carolina (State of) Public Service Authority;
	Series 2013 A, RB1	5.500	12/01/2033	7,491,577
11,000,000	South Carolina (State of) Public Service Authority;
	Series 2015 A, Ref. RB1	5.000	12/01/2055	12,805,100
				75,283,707

Tennessee—1.3%
1,000,000	Bristol (City of), TN Industrial Development Board;
	Series 2016 B, RB	5.022 6	12/01/2022	898,940
1,545,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-1, RB1	4.000	08/01/2044	1,783,749
775,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-1, Ref. RB1	4.000	08/01/2038	907,633

58 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Tennessee (Continued)
$1,160,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-2, Ref. RB1	5.000%	08/01/2044 $	1,444,200
1,545,000	Chattanooga (City of), TN Health, Educational &
	Housing Facility Board (CommonSpirit Health);
	Series 2019 A-2, Ref. RB1	5.000	08/01/2049	1,910,964
7,250,000	Memphis (City of) & Shelby (County of), TN
	Airport Authority; Series 2018, RB1	5.000	07/01/2043	8,900,607
10,765,000	Memphis, TN GO2	4.000	06/01/2047	12,102,764
600,000	Metropolitan Development and Housing Agency
	(Fifth + Broadway Development); Series 2018, RB	5.125	06/01/2036	693,438
41,250,000	Nashville (City of), TN Metropolitan Airport
	Authority; Series 2019 B, RB1	5.000	07/01/2049	52,711,313
6,350,000	Shelby (County of), TN Health Educational &
	Housing Facilities Board; Series 2013 B, Ref. RB4	8.000	09/01/2044	317,500
9,000,000	Shelby (County of), TN Health, Educational &
	Housing Facilities Board (Trezevant Manor); Series
	2013 A, Ref. RB	5.500	09/01/2047	9,053,820
16,500,000	Tennessee (State of) Metropolitan Nashville
	Airport Authority; Series 2019 B, RB1	5.000	07/01/2054	20,978,100
				111,703,028

Texas—7.6%
34,600,000	Angelina & Neches River Authority Industrial
	Development Corp. (Aspen Power LLC); Series
	2007 A, RB4,5	6.500	11/01/2029	346
890,000	Argyle (Town of), TX; Series 2017, RB	5.000	09/01/2037	950,707
1,475,000	Argyle (Town of), TX; Series 2017, RB	5.250	09/01/2047	1,576,627
1,325,000	Arlington Higher Education Finance Corp.
	(Leadership Prep School); Series 2016 A, RB1	5.000	06/15/2046	1,352,838
785,000	Arlington Higher Education Finance Corp. (UME
	Preparatory Academy); Series 2017 A, RB1	5.000	08/15/2053	841,920
4,115,000	Arlington Higher Education Finance Corp.
	(Winfree Academy Charter School); Series 2019,
	Ref. RB1	5.750	08/15/2043	4,754,059
675,000	Aubrey (City of), TX; Series 2015, RB1	7.250	09/01/2045	731,092
7,700,000	Brazoria County Industrial Development Corp.;
	Series 2019, RB	7.000	03/01/2039	8,795,094
15,135,000	Cambridge Student Housing Financing Co., L.P.;
	Series 2004 A, RB4,5	7.000	11/01/2039	6,054,000
5,000,000	Capital Area Cultural Education Facilities Finance
	Corp. (The Roman Catholic Diocese of Austin);
	Series 2005 B, RB1	6.125	04/01/2045	5,038,650
575,000	Celina (City of), TX; Series 2015, RB	5.375	09/01/2028	596,120
400,000	Celina (City of), TX; Series 2015, RB	5.500	09/01/2032	414,652
1,100,000	Celina (City of), TX; Series 2015, RB	5.875	09/01/2040	1,140,304
1,845,000	Celina (City of), TX; Series 2015, RB1	6.250	09/01/2045	1,983,596
1,000,000	Celina (City of), TX; Series 2015, RB1	7.250	09/01/2045	1,063,470
3,915,000	Celina (City of), TX; Series 2015, RB	7.500	09/01/2045	4,326,153

59 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Texas (Continued)
$750,000	Clifton Higher Education Finance Corp. (Idea
	Public Schools); Series 2011, RB1	5.750%	08/15/2041 $	803,752
5,000,000	Clifton Higher Education Finance Corp.
	(International Leadership of Texas); Series 2018
	D, RB	6.000	08/15/2038	5,858,600
1,250,000	Crane Independent School District; Series 2015,
	GO Bonds1	5.000	02/15/2030	1,254,112
5,000,000	Cypress-Fairbanks Independent School District;
	Series 2018, GO Bonds1	4.000	02/15/2043	5,837,450
4,250,000	Denton Independent School District; Series 2018,
	GO Bonds1	4.000	08/15/2048	4,950,825
34,970,000	Denton, TX Independent School District2	5.000	08/15/2045	41,349,215
20,000,000	Eagle Mountain-Saginaw Independent School
	District; Series 2019, GO Bonds1	4.000	08/15/2050	23,232,200
1,645,000	Edinburg Economic Development Corp.; Series
	2019, RB1	5.000	08/15/2044	1,787,737
1,200,000	Flower Mound (Town of), TX; Series 2014, RB1	6.125	09/01/2028	1,234,212
1,500,000	Flower Mound (Town of), TX; Series 2014, RB1	6.500	09/01/2036	1,542,720
2,000,000	Flower Mound (Town of), TX; Series 2014, RB1	6.750	09/01/2043	2,056,000
1,950,000	Galveston (City of), TX; Series 2014, RB	5.625	09/01/2028	1,692,034
3,700,000	Galveston (City of), TX; Series 2014, RB	6.000	09/01/2038	3,146,998
3,500,000	Galveston (City of), TX; Series 2014, RB	6.125	09/01/2044	2,963,310
5,000,000	Grand Parkway Transportation Corp.; Series 2018
	A, RB1	5.000	10/01/2048	6,235,200
15,000,000	Grand Parkway, TX Transportation Corp.2	5.000	10/01/2043	18,762,975
32,525,000	Grand Parkway, TX Transportation Corp.2	5.000	10/01/2048	40,440,762
10,000,000	Grand Parkway, TX Transportation Corp.2	5.000	04/01/2053	11,420,250
20,000	Gulf Coast Industrial Development Authority;
	Series 1998, RB1	8.000	04/01/2028	20,111
8,250,000	Houston (City of), TX; Series 2018, RB1	5.000	07/15/2028	10,233,877
435,000	Houston Higher Education Finance Corp. (Cosmos
	Foundation, Inc.); Series 2011, RB1	6.500	05/15/2031	464,328
380,000	Houston Higher Education Finance Corp. (Cosmos
	Foundation, Inc.); Series 2011, RB1	6.500	05/15/2031	405,620
700,000	Houston Higher Education Finance Corp.; Series
	2012 A, RB1	6.000	08/15/2036	711,452
950,000	Houston Higher Education Finance Corp.; Series
	2012 A, RB1	6.000	08/15/2041	964,677
7,500,000	Katy Independent School District; Series 2017,
	GO Bonds1	4.000	02/15/2047	8,563,425
5,000,000	Katy Independent School District; Series 2018,
	GO Bonds1	4.000	02/15/2048	5,794,400
375,000	Leander (City of), TX; Series 2014, RB1	5.375	09/01/2028	383,902
600,000	Leander (City of), TX; Series 2014, RB1	5.750	09/01/2038	615,372
575,000	Leander (City of), TX; Series 2014, RB1	5.875	09/01/2044	590,048
12,875,000	Little Elm Independent School District; Series
	2018, GO Bonds1	5.000	08/15/2046	16,162,245

60 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Texas (Continued)
$450,000	Mclendon-Chisholm (City of), TX (Sonoma Public
	Improvement Distribution Phase); Series 2015,
	RB	5.375%	09/15/2035 $	467,127
400,000	Mclendon-Chisholm (City of), TX (Sonoma Public
	Improvement Distribution Phase); Series 2015,
	RB	5.500	09/15/2040	415,160
8,440,000	Mission Economic Development Corp.
	(CarbonLite Recycling LLC); Series 2016, RB	6.500	12/01/2033	8,912,471
20,000,000	Mission Economic Development Corp.
	(Natgasoline); Series 2018, Ref. RB1	4.625	10/01/2031	21,723,800
2,500,000	New Hope Cultural Education Facilities Corp.
	(Presbyterian Village North); Series 2018, Ref. RB	5.250	10/01/2049	2,819,925
1,750,000	New Hope Cultural Education Facilities Finance
	Corp. (Cardinal Bay, Inc.); Series 2016, RB1	5.000	07/01/2046	1,934,345
1,750,000	New Hope Cultural Education Facilities Finance
	Corp. (Cardinal Bay, Inc.); Series 2016, RB1	5.000	07/01/2051	1,923,810
2,085,000	New Hope Cultural Education Facilities Finance
	Corp. (Jubilee Academic Center); Series 2017
	A, RB1	5.125	08/15/2047	2,139,002
8,250,000	New Hope Cultural Education Facilities Finance
	Corp. (Legacy Midtown Park); Series 2018 A, RB	5.500	07/01/2054	8,842,515
400,000	New Hope Cultural Education Facilities Finance
	Corp. (MRC Senior Living-The Langford); Series
	2016 A, RB	5.375	11/15/2036	438,420
650,000	New Hope Cultural Education Facilities Finance
	Corp. (MRC Senior Living-The Langford); Series
	2016 A, RB	5.500	11/15/2046	707,168
1,000,000	New Hope Cultural Education Facilities Finance
	Corp. (MRC Senior Living-The Langford); Series
	2016 A, RB	5.500	11/15/2052	1,083,060
1,300,000	New Hope Cultural Education Facilities Finance
	Corp. (Wesleyan Homes, Inc.); Series 2014, RB1	5.500	01/01/2049	1,429,662
785,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2013 A, RB1	5.875	04/01/2036	870,918
1,950,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2013 A, RB1	6.000	04/01/2045	2,153,405
1,080,000	New Hope Cultural Education Facilities Finance
	Corp. (Collegiate Housing Corpus Christi); Series
	2016 A, RB1	5.000	04/01/2048	1,113,026
2,315,000	New Hope Cultural Education Facilities Finance
	Corp. (Collegiate Housing San Antonio); Series
	2016 A, RB1	5.000	04/01/2048	2,501,705
700,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A, RB1	5.500	08/15/2046	726,761
1,200,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A, RB1	5.500	08/15/2051	1,245,012
350,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2016 A-1, RB1	5.000	07/01/2031	396,743
3,000,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2017 A, Ref. RB1	4.000	08/15/2033	3,523,050

61 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Texas (Continued)
$2,000,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2017 A, Ref. RB1	4.000%	08/15/2034 $	2,344,720
1,000,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A, RB	6.000	08/15/2037	1,084,850
13,435,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A, RB	6.000	08/15/2047	14,488,573
500,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A-1, RB1	5.000	07/01/2038	598,980
1,750,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A-1, RB1	5.000	07/01/2048	2,061,973
2,400,000	New Hope Cultural Education Facilities Finance
	Corp.; Series 2018 A-1, RB1	5.000	07/01/2058	2,809,128
375,000	Newark High Education Finance Corp. (Austin
	Achieve Public Schools, Inc.); Series 2018, RB	5.000	06/15/2038	395,498
750,000	Newark Higher Education Finance Corp.; Series
	2018, RB	5.000	06/15/2048	786,900
1,550,000	North Central Texas Housing Finance Corp.;
	Series 2012, RB1	6.150 10	01/01/2043	1,615,581
3,000,000	North Fort Bend Water Authority; Series 2019 A,
	Ref. RB1	4.000	12/15/2044	3,547,170
655,000	Pottsboro Higher Education Finance Corp.
	(Imagine International Academy of North Texas,
	LLC); Series 2016 A, RB1	5.000	08/15/2036	722,806
1,000,000	Pottsboro Higher Education Finance Corp.
	(Imagine International Academy of North Texas,
	LLC); Series 2016 A, RB1	5.000	08/15/2046	1,087,120
5,975,000	Prosper Independent School District; Series 2018,
	GO Bonds1	5.000	02/15/2044	7,483,508
6,300,000	Prosper Independent School District; Series 2018,
	GO Bonds1	5.000	02/15/2048	7,838,586
5,370,000	Red River Education Finance Corp.; Series 2017,
	Ref. RB1	5.500	10/01/2046	6,287,089
3,000,000	Red River Health Facilities Development Corp.
	(MRC Crossing); Series 2014 A, RB	8.000	11/15/2049	3,607,560
455,000	Rowlett (City of), TX (Bayside Public Improvement
	District North Improvement Area); Series 2016,
	RB	6.000	09/15/2046	469,123
1,935,000	Sabine Neches Housing Finance Corp.; Series
	2012, RB1	6.150	01/01/2043	2,008,530
26,820,000	Sanger Industrial Development Corp.; Series
	2012 C, RB4,5	7.500	07/01/2038	6,705,000
11,000,000	Sherman Independent School District; Series
	2018 A, GO Bonds1	5.000	02/15/2045	13,718,870
3,810,000	Tarrant County Cultural Education Facilities
	Finance Corp. (Buckingham Senior Living
	Community, Inc.); Series 2007, RB4	5.750	11/15/2037	2,667,000
3,500,000	Tarrant County Cultural Education Facilities
	Finance Corp. (Buckner Senior Living - Ventana);
	Series 2017, RB	6.750	11/15/2047	4,228,105

62 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Texas (Continued)
$2,000,000	Tarrant County Cultural Education Facilities
	Finance Corp. (Buckner Senior Living - Ventana);
	Series 2017, RB	6.750%	11/15/2052 $	2,408,980
13,500,000	Tarrant County, TX Health Facilities Devel. Corp.
	(Cook Childrens Medical Center)2	5.000	12/01/2033	13,499,730
3,750,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.785 6	08/01/2043	1,484,063
4,400,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.815 6	08/01/2044	1,645,512
1,000,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.848 6	08/01/2046	336,560
1,000,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.862 6	08/01/2047	319,510
1,000,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.875 6	08/01/2048	303,270
1,500,000	Texas (State of) Transportation Commission;
	Series 2019, RB	4.916 6	08/01/2050	405,585
5,000,000	Texas (State of) Water Development Board; Series
	2016, RB1	4.000	10/15/2041	5,771,900
41,015,000	Texas (State of) Water Development Board; Series
	2018 B, RB1	5.000	04/15/2049	52,151,393
400,000	Texas State Public Finance Authority Charter
	School Finance Corp.; Series 2006 A, RB1	6.250	09/01/2036	400,692
285,000	Texas State Student Housing Corp.; Series 2001,
	RB1	6.750	07/01/2021	285,128
215,000	Texas State Student Housing Corp.; Series 2001,
	RB1	6.850	07/01/2031	215,041
27,525,000	Travis County Health Facilities Development
	Corp.; Series 2012 A, Ref. RB1	7.125	01/01/2046	28,951,070
1,000,000	Trinity River Authority; Series 2017, Ref. RB1	5.000	08/01/2037	1,255,330
33,660,000	TX Water Devel. Board2	5.000	04/15/2049	42,642,597
13,515,000	TX Water Devel. Board2	5.000	10/15/2053	17,050,074
2,007,000	Vintage Township Public Facilities Corp.; Series
	2008 A, RB1	7.375	10/01/2038	2,009,288
6,375,000	Waxahachie (City of), TX; Series 2015, RB	6.000	08/15/2045	6,641,794
2,920,000	Wise (County of), TX; Series 2011, RB1	7.500	08/15/2025	3,115,786
4,615,000	Wise (County of), TX; Series 2011, RB1	7.750	08/15/2028	4,929,789
35,000,000	Ysleta Independent School District; Series 2020,
	GO Bonds1	4.000	08/15/2050	41,234,200
				638,078,484

Utah—0.8%
170,000	Hideout (Town of), UT Local District No. 1; Series
	2014, RB1	7.750	08/01/2024	186,811
610,000	Hideout (Town of), UT Local District No. 1; Series
	2014, RB1	8.250	08/01/2034	662,698
14,600,000	Salt Lake City (City of), UT; Series 2018 A, RB1	5.000	07/01/2043	18,100,788
4,000,000	Salt Lake City (City of), UT; Series 2018 A, RB1	5.000	07/01/2048	4,927,200
7,410,000	Salt Lake City (City of), UT; Series 2018 A, RB1	5.250	07/01/2048	9,301,625

63 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Utah (Continued)
$775,000	Utah (County of), UT (Renaissance Academy);
	Series 2007 A, RB1	5.625%	07/15/2037 $	776,201
2,330,000	Utah (State of) Charter School Finance Authority
	(Esperanza Elementary School); Series 2018 A, RB	5.000	10/15/2038	2,383,194
2,000,000	Utah (State of) Charter School Finance Authority
	(Leadership Learning Academy); Series 2019 A,
	RB	5.000	06/15/2050	2,169,060
750,000	Utah (State of) Charter School Finance Authority
	(Vista Entrada School of Performing Arts); Series
	2012, RB1	6.300	07/15/2032	806,580
1,640,000	Utah (State of) Charter School Finance Authority
	(Vista Entrada School of Performing Arts); Series
	2012, RB1	6.550	07/15/2042	1,766,526
385,000	Utah (State of) Charter School Finance Authority;
	Series 2012, RB	5.500	07/15/2022	394,090
1,750,000	Utah (State of) Charter School Finance Authority;
	Series 2012, RB	6.000	07/15/2032	1,792,175
3,870,000	Utah (State of) Charter School Finance Authority;
	Series 2012, RB	6.250	07/15/2042	3,962,416
855,000	Utah (State of) Charter School Finance Authority;
	Series 2016 A, Ref. RB1	5.000	02/15/2046	922,383
4,810,000	Utah (State of) Charter School Finance Authority;
	Series 2017, Ref. RB	5.250	06/15/2037	5,202,111
7,415,000	Utah (State of) Charter School Finance Authority;
	Series 2017, Ref. RB	5.375	06/15/2048	7,970,754
2,205,000	Utah (State of) Charter School Finance Authority;
	Series 2018 A, RB	5.250	10/15/2048	2,258,780
3,645,000	Utah (State of) Charter School Finance Authority;
	Series 2019 A, RB	5.375	06/15/2049	3,787,884
				67,371,276

Vermont—0.1%
960,000	East Central Vermont Telecommunications
	District; Series 2018 A, RB	5.600	12/01/2043	1,021,728
1,450,000	East Central Vermont Telecommunications
	District; Series 2018 A, RB	5.750	12/01/2036	1,567,624
4,330,000	East Central Vermont Telecommunications
	District; Series 2019 A, RB	5.000	12/01/2048	4,464,187
1,650,000	Vermont (State of) Economic Development
	Authority; Series 2013, RB1	4.625 10	04/01/2036	1,914,313
				8,967,852

Virginia—0.5%
1,447,000	Celebrate North Community Development
	Authority; Series 2003 B, RB4	6.750	03/01/2034	868,200
1,238,000	Lewistown (City of), VA Commerce Center
	Community Development Authority; Series 2014
	A, RB	6.050	03/01/2044	1,202,271

64 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Virginia (Continued)
$2,825,000	Lewistown (City of), VA Commerce Center
	Community Development Authority; Series 2014
	B, RB	6.050%	03/01/2044 $	2,743,442
1,965,000	Lewistown Commerce Center Community
	Development Authority; Series 2014 C, RB4	6.050	03/01/2054	358,612
3,300,000	Norfolk (City of), VA Redevelopment & Housing
	Authority (Fort Norfolk Retirement Community,
	Inc. - Harbor's Edge); Series 2019 A, RB	5.250	01/01/2054	3,647,193
1,750,000	Peninsula Town Center Community Development
	Authority; Series 2018, Ref. RB	5.000	09/01/2037	2,030,403
2,350,000	Peninsula Town Center Community Development
	Authority; Series 2018, Ref. RB	5.000	09/01/2045	2,685,298
2,160,000	Richmond (City of), VA Redevelopment & Housing
	Authority; Series 2017, RB1	5.550	01/01/2037	2,332,735
1,960,000	Roanoke (City of), VA Economic Development
	Authority (Richfield Living); Series 2020, RB	5.000	09/01/2050	2,011,528
1,210,000	Roanoke (City of), VA Economic Development
	Authority (Richfield Living); Series 2020, RB	5.125	09/01/2055	1,242,126
14,735,000	Roanoke (County of), VA Economic Development
	Authority; Series 2019 A, Ref. RB	5.250	09/01/2049	15,674,946
7,215,000	Roanoke (County of), VA Economic Development
	Authority; Series 2019 A, Ref. RB	5.375	09/01/2054	7,675,461
1,515,000	Tobacco Settlement Financing Corp.; Series 2007
	B-1, RB1	5.000	06/01/2047	1,549,133
1,690,000	Virginia (State of) Small Business Financing
	Authority; Series 2018, RB1	5.000 10	01/01/2048	1,837,588
				45,858,936

Washington—1.4%
750,000	Greater Wenatchee Regional Events Center Public
	Facilities District; Series 2012 A, RB1	5.000	09/01/2027	777,922
2,200,000	Kalispel Tribe of Indians; Series 2018 A, RB1	5.000	01/01/2032	2,633,686
3,000,000	Kalispel Tribe of Indians; Series 2018 A, RB1	5.250	01/01/2038	3,580,770
500,000	Kalispel Tribe of Indians; Series 2018 B, RB1	5.000	01/01/2032	598,565
1,000,000	Kalispel Tribe of Indians; Series 2018 B, RB1	5.250	01/01/2038	1,193,590
185,000	Kelso (City of), WA Housing Authority; Series
	1998, RB1	5.600	03/01/2028	185,220
50,000	Kitsap (County of), WA Consolidated Housing
	Authority; Series 2001 A, RB1	6.100	10/01/2031	50,072
4,775,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2043	6,142,178
10,000,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2044	12,835,100
10,000,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2046	12,788,900
10,000,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2047	12,774,100
10,000,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2048	12,760,900
10,000,000	Seattle (City of), WA; Series 2019 A, RB1	5.000	04/01/2049	12,754,400
3,000,000	Seattle (Port of), Series 2018 A, RB1	5.000	05/01/2043	3,619,560
2,354,358	Tacoma (City of), WA Consolidated Local
	Improvement Districts; Series 2013, RB	5.750	04/01/2043	2,356,924

65 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Washington (Continued)
$26,355,000	Washington (State of) Economic Development
	Finance Authority; Series 2017 A, RB	7.500%	01/01/2032 $	27,480,359
1,000,000	Washington (State of) Housing Finance
	Commission (Heron's Key Senior Living); Series
	2015 A, RB	7.000	07/01/2045	1,150,880
1,700,000	Washington (State of) Housing Finance
	Commission (Heron's Key Senior Living); Series
	2015 A, RB	7.000	07/01/2050	1,952,076
2,425,000	Washington (State of); Series 2017 D, GO Bonds1	5.000	02/01/2030	3,068,425
				118,703,627

West Virginia—0.7%
3,000,000	Brooke (County of), WV; Series 2011 A, RB1	6.500	10/01/2031	3,020,520
4,500,000	Brooke (County of), WV; Series 2011 A, RB1	6.750	10/01/2037	4,530,690
27,145,000	Harrison (County of), WV Commission (Charles
	Pointe No. 2); Series 2013, Ref. RB4	7.000	06/01/2035	13,572,500
19,000,000	Harrison (County of), WV County Commission
	(Charles Pointe Economic Opportunity
	Development District); Series 2019 A, RB	5.750	06/01/2042	19,785,840
6,140,000	Harrison (County of), WV County Commission
	(Charles Pointe Economic Opportunity
	Development District); Series 2019 B, Tax
	Improvement RB	7.500	06/01/2042	6,362,329
3,435,000	Monongalia (County of), WV Commission Special
	District (University Town Centre Economic
	Opportunity Development District); Series 2017
	A, Ref. RB	5.750	06/01/2043	3,916,141
10,465,000	Ohio (County of), WV Development Authority;
	Series 2018, RB	5.000	09/01/2048	11,057,947
				62,245,967

Wisconsin—2.8%
63,000,000	Public Finance Authority (American Dream at
	Meadowlands); Series 2017, RB	6.750	08/01/2031	83,827,800
250,000	Public Finance Authority (Capitol Encore Academy
	(The)); Series 2019 A, RB	4.750	06/01/2029	258,877
750,000	Public Finance Authority (Capitol Encore Academy
	(The)); Series 2019 A, RB	5.250	06/01/2039	778,305
1,940,000	Public Finance Authority (Capitol Encore Academy
	(The)); Series 2019 A, RB	5.500	06/01/2049	2,012,401
1,950,000	Wisconsin (State of) Health & Educational
	Facilities Authority (Camillus Health System);
	Series 2019, Ref. RB1	5.000	11/01/2039	2,196,246
2,100,000	Wisconsin (State of) Health & Educational
	Facilities Authority (Camillus Health System);
	Series 2019, Ref. RB1	5.000	11/01/2046	2,343,642
3,500,000	Wisconsin (State of) Health & Educational
	Facilities Authority (Camillus Health System);
	Series 2019, Ref. RB1	5.000	11/01/2054	3,888,255

66 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$750,000	Wisconsin (State of) Health & Educational
	Facilities Authority; Series 2010 A, RB1	6.125%	06/01/2035 $	759,667
2,015,000	Wisconsin (State of) Health & Educational
	Facilities Authority; Series 2010 A, RB1	6.125	06/01/2039	2,040,973
2,750,000	Wisconsin (State of) Health & Educational
	Facilities Authority; Series 2019, Ref. RB	5.000	08/01/2049	2,873,778
760,000	Wisconsin (State of) Public Finance Authority
	(21st Century Public Academy); Series 2020 A,
	RB1	5.000	06/01/2040	840,849
1,340,000	Wisconsin (State of) Public Finance Authority
	(21st Century Public Academy); Series 2020 A,
	RB1	5.000	06/01/2049	1,457,518
33,850,000	Wisconsin (State of) Public Finance Authority
	(American Dream at Meadowlands); Series 2017,
	RB	7.000	12/01/2050	41,386,364
2,075,000	Wisconsin (State of) Public Finance Authority
	(Bancroft Neurohealth); Series 2016 A, RB	5.125	06/01/2048	2,266,211
1,120,000	Wisconsin (State of) Public Finance Authority
	(Explore Knowledge Foundation); Series 2012
	A, RB1	5.750	07/15/2032	1,210,272
1,345,000	Wisconsin (State of) Public Finance Authority
	(Explore Knowledge Foundation); Series 2012
	A, RB1	6.000	07/15/2042	1,449,910
7,720,000	Wisconsin (State of) Public Finance Authority
	(KU Campus Development Corp. Central District
	Development); Series 2016, RB1	5.000	03/01/2046	9,159,317
520,000	Wisconsin (State of) Public Finance Authority
	(North Carolina Leadership Academy); Series
	2019, RB1	5.000	06/15/2049	565,770
1,821,047	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.360 6	01/01/2067	53,502
151,210	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.449 6	01/01/2066	4,706
7,586,304	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB9	5.500	07/01/2056	7,465,530
140,331	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.542 6	01/01/2065	4,512
142,507	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.638 6	01/01/2064	4,659
145,770	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.738 6	01/01/2063	4,764
149,034	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.841 6	01/01/2062	4,888
153,385	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	5.948 6	01/01/2061	5,068
155,561	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.059 6	01/01/2060	5,196
158,824	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.175 6	01/01/2059	5,383

67 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$163,176	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.294%6		01/01/2058 $	5,533
167,527	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.418	6	01/01/2057	5,708
151,210	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.548	6	01/01/2056	5,203
154,473	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.682	6	01/01/2055	5,303
157,737	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.823	6	01/01/2054	5,434
163,176	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	6.969	6	01/01/2053	5,672
165,352	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	7.122	6	01/01/2052	5,746
127,277	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	7.282	6	01/01/2051	4,516
129,453	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	7.449	6	01/01/2050	4,584
133,804	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	7.624	6	01/01/2049	4,838
135,980	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	7.807	6	01/01/2048	4,924
155,561	Wisconsin (State of) Public Finance Authority;
	Series 2005 A-1, RB	8.000	6	01/01/2047	5,605
660,000	Wisconsin (State of) Public Finance Authority;
	Series 2011, RB1	7.000		07/01/2031	660,891
6,882,500	Wisconsin (State of) Public Finance Authority;
	Series 2012 A-1, RB	7.000		10/01/2042	6,974,313
1,055,000	Wisconsin (State of) Public Finance Authority;
	Series 2012 B-1, RB	0.210	6	10/01/2042	553,875
2,000,000	Wisconsin (State of) Public Finance Authority;
	Series 2012 C-1, RB	36.095	6	10/01/2042	41,200
5,875,000	Wisconsin (State of) Public Finance Authority;
	Series 2012, RB1	6.000		09/01/2045	6,035,446
1,910,000	Wisconsin (State of) Public Finance Authority;
	Series 2015 A, RB1	6.000		02/01/2045	2,032,297
2,570,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.000		12/01/2045	2,773,158
7,210,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.000		12/01/2045	7,441,801
1,600,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.150		12/01/2050	1,728,256
4,450,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.150		12/01/2050	4,615,184
1,790,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.350		12/01/2052	1,936,136
5,000,000	Wisconsin (State of) Public Finance Authority;
	Series 2015, RB1	5.350		12/01/2052	5,230,700

68 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$2,500,000	Wisconsin (State of) Public Finance Authority;
	Series 2016 A, RB	5.250%	05/01/2046 $	2,613,450
10,960,000	Wisconsin (State of) Public Finance Authority;
	Series 2016 A, RB1	5.250	01/01/2052	11,857,405
865,000	Wisconsin (State of) Public Finance Authority;
	Series 2017 A, RB1	5.000	12/01/2052	912,601
7,900,000	Wisconsin (State of) Public Finance Authority;
	Series 2018, RB1	5.000	07/01/2058	9,458,749
1,480,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.375	06/01/2044	1,584,695
1,840,000	Wisconsin (State of) Public Finance Authority;
	Series 2019 A, RB	5.500	06/01/2054	1,966,610
455,000	Wisconsin (State of) Public Finance Authority;
	Series 2019, RB1	5.000	06/15/2054	492,374
				235,846,570

U.S. Possessions—12.1%
8,650,000	Children's Trust Fund; Series 2002, RB1	5.375	05/15/2033	8,888,048
33,540,000	Children's Trust Fund; Series 2002, RB1	5.500	05/15/2039	34,546,871
96,100,000	Children's Trust Fund; Series 2002, RB1	5.625	05/15/2043	99,465,422
28,000,000	Children's Trust Fund; Series 2005 A, RB	6.749 6	05/15/2050	4,061,680
127,450,000	Children's Trust Fund; Series 2005 B, RB	9.377 6	05/15/2055	10,393,547
25,025,000	Northern Mariana Islands (Commonwealth of);
	Series 2007 B, Ref. GO Bonds	5.000	10/01/2033	24,899,875
3,325,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.000	07/01/2038	3,458,000
13,645,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.000	07/01/2044	14,190,800
19,468,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.000	07/01/2033	20,976,770
8,130,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250	07/01/2029	8,841,375
10,000,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250	07/01/2042	10,825,000
250,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.500	07/01/2028	273,125
25,035,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.750	07/01/2037	27,475,912
37,380,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	6.000	07/01/2047	41,118,000
10,000	Puerto Rico (Commonwealth of) Commonwealth
	Aqueduct & Sewer Authority; Series 2008 A, RB,
	AGC	5.000	07/01/2025	10,263
15,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2003 NN, RB4	5.500	07/01/2020	12,056
5,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT, RB4	5.000	07/01/2020	3,994
895,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT, RB4	5.000	07/01/2026	714,881

69 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,990,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT, RB4	5.000%	07/01/2027 $	1,589,513
3,680,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT, RB4	5.000	07/01/2032	2,939,400
55,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT-RSA-1, RB4	5.000	07/01/2021	43,931
210,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT-RSA-1, RB4	5.000	07/01/2022	167,737
15,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT-RSA-1, RB4	5.000	07/01/2024	11,981
7,905,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 UU, Ref. RB, AGC	5.000	07/01/2026	8,107,131
22,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 VV, Ref. RB, NPFGC	5.250	07/01/2033	23,969,440
465,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 VV, Ref. RB, NPFGC	5.250	07/01/2035	505,511
605,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW, RB4	5.500	07/01/2038	486,269
415,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB4	5.250	07/01/2033	332,519
85,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB4	5.375	07/01/2022	68,213
390,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB4	5.375	07/01/2024	312,975
60,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2008 WW-RSA-1, RB4	5.500	07/01/2021	48,225
40,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA, RB4	5.250	07/01/2021	32,050
40,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB4	5.250	07/01/2022	32,050
10,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB4	5.250	07/01/2023	8,013
2,600,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB4	5.250	07/01/2028	2,083,250
445,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB4	5.250	07/01/2029	356,556
95,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB4	5.250	07/01/2030	76,119
4,570,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, Ref. RB4	5.250	07/01/2026	3,661,713
310,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB4	5.000	07/01/2022	247,613
35,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB4	5.000	07/01/2024	27,956
285,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB4	5.000	07/01/2027	227,644
540,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB4	5.000	07/01/2028	431,325

70 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,570,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 CCC-RSA-1, RB4	5.250%	07/01/2027 $	2,059,213
185,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 DDD, Ref. RB4	5.000	07/01/2022	147,769
2,660,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX, RB4	5.250	07/01/2035	2,131,325
28,430,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX, RB4	5.250	07/01/2040	22,779,538
10,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX-RSA-1, RB4	5.250	07/01/2026	8,013
845,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX-RSA-1, RB4	5.250	07/01/2027	677,056
18,575,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX-RSA-1, RB4	5.750	07/01/2036	14,976,094
1,135,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ, Ref. RB4	5.250	07/01/2026	909,419
190,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	4.625	07/01/2025	150,813
95,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.000	07/01/2021	75,881
850,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.000	07/01/2022	678,937
215,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.000	07/01/2024	171,731
10,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.000	07/01/2026	7,988
25,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.250	07/01/2021	20,031
50,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.250	07/01/2022	40,063
275,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 ZZ-RSA-1, Ref. RB4	5.250	07/01/2025	220,344
3,100,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2012 A, RB4	5.000	07/01/2029	2,476,125
11,925,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2012 A, RB4	5.050	07/01/2042	9,525,094
480,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2013 A, RB4	7.000	07/01/2040	394,200
9,080,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2013 A, RB4	7.000	07/01/2043	7,456,950
160,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2013 A-RSA, RB4	7.250	07/01/2030	131,800
1,629,052	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-1, RB4	10.000	1/1/2021	1,468,183
1,629,051	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB4	10.000	07/01/2021	1,468,182
543,017	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB4	10.000	1/1/2022	489,394

71 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$543,018	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-4, RB4	10.000%	07/01/2022 $	489,395
45,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2002 D, RB, AGC1	5.000	07/01/2027	46,146
25,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2002 E, RB, AGC1	5.500	07/01/2023	27,363
1,360,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA, RB4	5.000	07/01/2028	1,264,800
1,035,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA, RB4	5.000	07/01/2035	962,550
7,895,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA-2, Ref.
	RB4	5.300	07/01/2035	7,342,350
605,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 H, Ref. RB4	5.450	07/01/2035	279,812
215,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB, AGC1	5.000	07/01/2023	220,295
2,175,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB4	5.000	7/1/2028	326,250
9,000,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB, AGC1	5.750	07/01/2022	9,339,210
350,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB, FGIC11	5.750	07/01/2021	317,625
250,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2004 J, RB,
	NPFGC1	5.000	07/01/2029	256,327
1,490,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 L, Ref. RB,
	NPFGC1	5.250	07/01/2035	1,612,880
125,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 L, Ref. RB,
	AMBAC	5.250	07/01/2038	135,574
80,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 CC, Ref.
	RB, AGC1	5.250	07/01/2033	90,184
5,000,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 CC, Ref. RB4	5.500	07/01/2029	4,650,000
3,250,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 CC, Ref. RB4	5.500	07/01/2030	3,022,500
4,715,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 M, RB4	5.000	07/01/2046	2,180,687
165,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 N, Ref. RB,
	NPFGC1	5.250	07/01/2033	179,771
60,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 N, Ref. RB,
	Need abbrev name1	5.250	07/01/2034	67,916
5,600,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2000, RB	6.625	06/01/2026	5,796,000

72 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$4,050,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2011 A, Ref.
	RB1	6.000%	07/01/2033 $	4,226,621
300,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.000	10/01/2020	300,921
100,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.000	10/01/2021	100,777
25,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB, AGC1	5.000	07/01/2041	25,438
5,000,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB4	5.000	07/01/2031	1,250,000
3,000,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB4	5.000	07/01/2037	750,000
7,300,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB4	6.500	10/01/2037	1,478,250
383,024	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 1993 L, Ref. RB, AMBAC	5.500	07/01/2021	393,331
1,515,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2002 D, RB4	5.250	07/01/2036	1,367,287
400,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M-3, Ref. RB, NPFGC1	6.000	07/01/2028	412,248
3,870,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 N, RB4	5.000	07/01/2032	3,516,862
150,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 N, RB4	5.000	07/01/2037	135,750
12,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB4	6.125	07/01/2023	11,250,000
5,100,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB4	6.250	7/1/2026	4,794,000
4,980,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB4	6.750	07/01/2036	4,718,550
200,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 Q, RB4	5.500	07/01/2037	182,750
5,860,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 Q, RB4	5.625	07/01/2039	5,391,200
260,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB4	5.500	07/01/2023	238,550
12,845,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB4	5.750	07/01/2022	11,961,906
7,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB4	5.875	07/01/2039	6,518,750
8,825,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB4	6.000	07/01/2041	8,273,437

73 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$100,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2012 U, Ref. RB4	5.250%	07/01/2023 $	85,625
73,395,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2012 U, Ref. RB4	5.250	07/01/2042	62,385,750
450,000	Puerto Rico (Commonwealth of); Series 2001 A,
	GO Bonds4	5.125	07/01/2031	370,125
1,500,000	Puerto Rico (Commonwealth of); Series 2004 A,
	GO Bonds4	5.000	07/01/2024	1,243,125
1,660,000	Puerto Rico (Commonwealth of); Series 2004 A,
	GO Bonds4	5.000	07/01/2034	1,375,725
10,000	Puerto Rico (Commonwealth of); Series 2004 A,
	GO Bonds, AGC1	5.000	07/01/2034	10,215
285,000	Puerto Rico (Commonwealth of); Series 2006 A,
	GO Bonds, AGC12	2.784	07/01/2020	285,000
2,165,000	Puerto Rico (Commonwealth of); Series 2007 A,
	GO Bonds4	5.250	07/01/2037	1,799,656
1,920,000	Puerto Rico (Commonwealth of); Series 2008 A,
	Ref. GO Bonds4	5.250	07/01/2026	1,569,600
3,000,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds4	5.750	07/01/2038	2,441,250
12,250,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds4	6.000	07/01/2039	10,290,000
14,550,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. RB4	6.500	07/01/2037	12,294,750
9,265,000	Puerto Rico (Commonwealth of); Series 2009 C,
	Ref. GO Bonds4	6.000	07/01/2039	7,608,881
65,250,000	Puerto Rico (Commonwealth of); Series 2011 A,
	GO Bonds4	5.750	07/01/2041	53,994,375
5,000	Puerto Rico (Commonwealth of); Series 2011 A,
	Ref. GO Bonds, AGC	5.250	07/01/2024	5,206
11,540,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds4	5.750	07/01/2036	9,275,275
1,345,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds, AGC	5.750	07/01/2037	1,398,006
2,625,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds4	6.000	07/01/2035	2,185,312
13,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds4	6.500	07/01/2040	11,066,250
2,550,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds4	5.000	07/01/2033	1,995,375
3,255,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds4	5.500	07/01/2026	2,575,519
14,695,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds4	5.500	07/01/2026	11,627,419
340,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. GO Bonds4	5.500	07/01/2027	269,025
6,765,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. RB4	5.000	07/01/2041	5,124,487

74 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,000,000	Puerto Rico (Commonwealth of); Series 2012 A,
	Ref. RB4	5.125%	07/01/2037 $	1,552,500
49,020,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB4	5.500	08/01/2031	2,022,075
2,886,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	3.973 6	07/01/2024	2,640,748
5,519,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259 6	07/01/2027	4,721,063
11,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.500	07/01/2034	12,106
3,337,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.550	07/01/2040	3,763,035
11,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560 6	07/01/2029	8,924
34,576,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.750	07/01/2053	39,144,181
6,929,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.839 6	07/01/2031	5,230,009
64,948,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	5.000	07/01/2058	74,486,913
7,799,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.090 6	07/01/2033	5,488,624
161,579,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.706 6	07/01/2046	48,072,984
125,785,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.922 6	07/01/2051	27,190,943
41,599,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.329	07/01/2040	46,233,129
4,576,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.536	07/01/2053	5,108,601
14,781,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.784	07/01/2058	16,706,225
50,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2021	50,063
100,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2022	100,000
5,260,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2030	5,227,125
1,025,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2036	1,018,594
				1,020,334,952
Total Municipal Bonds and Notes (Cost $8,979,396,636)				9,487,924,788

Corporate Loans—0.0%
7,000,000	Aspen Power Senior Secured Bridge Promissory
	Note4,5,13	9.000 10	11/15/2020	520,727
3,500,000	Aspen Power Senior Secured Bridge Promissory
	Note4,5,13	9.000 10	11/15/2020	260,364
6,000,000	Aspen Power Senior Secured Bridge Promissory
	Note4,5,13	9.000 10	11/15/2020	446,338

75 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Corporate Loans (Continued)
2,750,000	Aspen Power Senior Secured Bridge Promissory
	Note4,5,13	9.000%10	11/15/2020 $	204,571
Total Corporate Loans (Cost $19,250,000)				1,432,000
Shares
Common Stocks—0.2%
7,679	Delta Air Lines, Inc.13			354,232
361,240	FirstEnergy Solutions Corp.13			9,031,011
7,750,000	FirstEnergy Solutions Corp., Class A313			1,129,324
2,000,000	FirstEnergy Solutions Corp., Class B513			307,192
1,500,000	FirstEnergy Solutions Corp., Class C413			219,973
2,919	General Motors Co.13			89,030
Total Common Stocks (Cost $11,063,467)				11,130,762

Total Investments, at Value (Cost $9,009,710,103)—113.2%				9,500,487,550
Floating Rate Note Obligations—(9.4)
Notes with interest and fee rates ranging from 1.15% to 1.40% at 2/29/2020 and contractual
maturities of collateral ranging from 05/15/2020 to 11/15/205714				(791,790,000)
Borrowings—
(1.6)				(136,300,000)
Net Other Assets (Liabilities)—(2.1)				(176,635,539)
Net Assets—100.0%				$8,395,762,011

Footnotes to Schedule of Investments

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 11 of the accompanying Notes.

2.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

6.Zero coupon bond reflects effective yield on the original acquisition date.

7.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8.All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

9.Interest or dividend is paid-in-kind, when applicable.

10.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11.The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

12.Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13.Received as a result of a corporate action.

76 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

14.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $1,300,012,885 are held by TOB

Trusts and serve as collateral for the $791,790,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
ASU	Arizona State University
BethH	Bethesda Hospital
BHlth	Bethesda Health
BHM	Baptist Hospital of Miami
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
CC	Caritas Christi
COP	Certificates of Participation
DA	Dormitory Authority
DrsH	Doctors Hospital
FGIC	Financial Guaranty Insurance Company
FHlth	Fishermen's Health
GO	General Obligation
HFA	Housing Finance Agency
HHI	Homestead Hospital
IDR	Industrial Development Revenue Bonds
JFK	John Fitzgerald Kennedy
MarH	Mariners Hospital
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
NCCD	National Campus and Community Development
NCCU	North Carolina Central University
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PCR	Pollution Control Revenue Bonds
PV-ERU	Park Valley-Equivalent Residential Unit
RB	Revenue Bonds
Ref.	Refunding
RSA	Rocketship Spark Academy
SMH	South Miami Hospital
WKBP	West Kendall Baptist Hospital
Wts.	Warrants

See accompanying Notes to Financial Statements.

77 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments at value (cost $9,009,710,103) —see accompanying schedule of investments	$9,500,487,550
Cash	56,378,026
Receivables and other assets:
Interest and dividends	95,985,901
Shares of beneficial interest sold	28,963,948
Investments matured, at value (cost $45,063,538)	23,530,443
Other	3,907,585
Total assets	9,709,253,453

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	791,790,000
Payable for borrowings	136,300,000
Investments purchased	359,267,316
Shares of beneficial interest redeemed	18,510,638
Dividends	4,053,340
Distribution and service plan fees	1,557,336
Transfer and shareholder servicing agent fees	692,151
Trustees' compensation	630,224
Advisory fees	161,008
Interest expense on borrowings	139,665
Shareholder communications	64,278
Administration fees	6,581
Other	318,905
Total liabilities	1,313,491,442

Net Assets	$8,395,762,011

Composition of Net Assets
Shares of beneficial interest	$9,270,001,607
Total accumulated loss	(874,239,596)
Net Assets	$8,395,762,011

78 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,389,038,972 and
528,975,121 shares of beneficial interest outstanding)	$8.30
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$8.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,020,424,053 and 123,559,857 shares of
beneficial interest outstanding)	$8.26

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$2,968,455,806 and 358,179,106 shares of beneficial interest outstanding)	$8.29

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$4,697,474 and 566,877 shares of beneficial interest outstanding)	$8.29

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$13,145,706 and 1,584,970 shares of beneficial interest outstanding)	$8.29

See accompanying Notes to Financial Statements.

79 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$234,337,850	$376,495,560
Dividends	8,400	15,591
Total investment income	234,346,250	376,511,151

Expenses
Advisory fees	15,861,303	23,822,605
Administration fees	648,278	85,245
Distribution and service plan fees:
Class A	5,821,514	8,083,001
Class C	5,257,266	10,938,811
Transfer and shareholder servicing agent fees:
Class A	1,594,378	3,045,571
Class C	396,329	1,147,846
Class Y	1,052,725	1,825,055
Class R5	5	1
Class R6	1,990	1
Shareholder communications:
Class A	72,745	45,310
Class C	17,930	22,662
Class Y	48,124	31,961
Class R5	4	—
Class R6	197	—
Interest expense and fees on short-term floating rate notes issued	7,915,694	20,184,993
Borrowing fees	2,915,098	7,016,901
Interest expense on borrowings	778,483	1,466,338
Trustees' compensation	74,511	85,864
Custodian fees and expenses	30,286	96,459
Other	327,939	2,545,774
Total expenses	42,814,799	80,444,398
Net Investment Income	191,531,451	296,066,753

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (includes net gains
from securities sold to affiliates of $0 and $3,142, respectively)	3,906,279	(194,746,898)
Net change in unrealized appreciation/(depreciation) on investment
transactions	473,319,492	595,643,647
Net Increase in Net Assets Resulting from Operations	$668,757,222	$696,963,502

See accompanying Notes to Financial Statements.

80 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$191,531,451	$296,066,753	$276,050,998

Net realized gain (loss)	3,906,279	(194,746,898)	(137,548,911)

Net change in unrealized appreciation/(depreciation)	473,319,492	595,643,647	210,391,735
Net increase in net assets resulting from operations	668,757,222	696,963,502	348,893,822

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(98,220,001)	(146,096,755)	(159,145,298)
Class B	—	—	(329,684)
Class C	(20,691,030)	(46,788,387)	(56,369,148)
Class Y	(68,785,001)	(93,038,150)	(74,938,103)
Class R5	(5,714)	(86)	—
Class R6	(252,655)	(86)	—
Total distributions from distributable earnings
	(187,954,401)	(285,923,464)	(290,782,233)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	311,686,179	453,950,332	(46,720,186)
Class B	—	—	(14,915,107)
Class C	(60,132,134)	(287,744,063)	(79,703,206)
Class Y	371,352,632	477,395,184	470,600,102
Class R5	4,603,986	10,000	—
Class R6	12,072,001	10,000	—
Total beneficial interest transactions	639,582,664	643,621,453	329,261,603

Net Assets
Total increase	1,120,385,485	1,054,661,491	387,373,192
Beginning of period	7,275,376,526	6,220,715,035	5,833,341,843
End of period
	$8,395,762,011	$7,275,376,526	$6,220,715,035

See accompanying Notes to Financial Statements.

81 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29,   Year Ended     Year Ended      Year Ended      Year Ended     Year Ended

       2020      July 31, 2019      July 31, 2018    July 31, 2017    July 31, 2016   July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.81	$7.34	$7.27	$7.37	$6.86	$7.01
Income (loss) from investment
operations:
Net investment income1	0.20	0.35	0.36	0.39	0.46	0.51
Net realized and unrealized
gain (loss)	0.48	0.45	0.08	(0.07)	0.52	(0.18)
Total from investment
operations	0.68	0.80	0.44	0.32	0.98	0.33
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.19)	(0.33)	(0.37)	(0.42)	(0.47)	(0.48)
Net asset value, end of period	$8.30	$7.81	$7.34	$7.27	$7.37	$6.86

Total Return, at Net Asset
Value2	8.87%	11.26%	6.34%	4.47%	14.91%	4.59%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$4,389,039	$3,825,646	$3,164,888	$3,182,443	$3,245,013	$2,968,690
Average net assets (in
thousands)	$4,039,024	$3,260,474	$3,060,512	$3,159,138	$3,064,632	$3,258,788
Ratios to average net assets:3
Net investment income	4.26%	4.64%	4.94%	5.36%	6.54%	7.19%
Expenses excluding specific
expenses listed below	0.69%	0.76%	0.81%	0.75%	0.74%	0.74%
Interest and fees from
borrowings	0.08%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term
floating rate notes issued4	0.18%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	0.95%	1.20%	1.04%	1.06%	1.00%	0.99%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.95%	1.20%	1.04%	1.06%	1.00%	0.99%
Portfolio turnover rate5	9%	34%	34%	29%	20%	16%

82 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

83 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C

Seven Months Ended

February 29,   Year Ended     Year Ended      Year Ended      Year Ended     Year Ended

        2020      July 31, 2019     July 31, 2018    July 31, 2017    July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.77	$7.31	$7.24	$7.35	$6.83	$6.99
Income (loss) from investment
operations:
Net investment income1	0.17	0.30	0.31	0.33	0.41	0.46
Net realized and unrealized
gain (loss)	0.48	0.45	0.09	(0.07)	0.53	(0.20)
Total from investment
operations	0.65	0.75	0.40	0.26	0.94	0.26
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.16)	(0.29)	(0.33)	(0.37)	(0.42)	(0.42)
Net asset value, end of period	$8.26	$7.77	$7.31	$7.24	$7.35	$6.83

Total Return, at Net Asset
Value2	8.51%	10.45%	5.68%	3.74%	14.13%	3.68%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$1,020,424	$1,019,084	$1,231,057	$1,301,304	$1,375,239	$1,234,906
Average net assets (in
thousands)	$1,003,441	$1,215,006	$1,231,693	$1,327,082	$1,289,508	$1,344,166
Ratios to average net assets:3
Net investment income	3.61%	3.99%	4.29%	4.66%	5.80%	6.43%
Expenses excluding specific
expenses listed below	1.35%	1.42%	1.46%	1.47%	1.49%	1.50%
Interest and fees from
borrowings	0.08%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term
floating rate notes issued4	0.18%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	1.61%	1.86%	1.69%	1.78%	1.75%	1.75%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.61%	1.86%	1.69%	1.78%	1.75%	1.75%
Portfolio turnover rate5	9%	34%	34%	29%	20%	16%

84 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

85 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y

Seven Months Ended

February 29,   Year Ended     Year Ended      Year Ended     Year Ended     Year Ended

        2020     July 31, 2019     July 31, 2018     July 31, 2017   July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$7.80	$7.33	$7.26	$7.37	$6.85	$7.00
Income (loss) from investment
operations:
Net investment income1	0.21	0.37	0.38	0.39	0.47	0.52
Net realized and unrealized
gain (loss)	0.49	0.45	0.08	(0.06)	0.53	(0.18)
Total from investment
operations	0.70	0.82	0.46	0.33	1.00	0.34
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.21)	(0.35)	(0.39)	(0.44)	(0.48)	(0.49)
Net asset value, end of period	$8.29	$7.80	$7.33	$7.26	$7.37	$6.85

Total Return, at Net Asset
Value2	9.04%	11.55%	6.61%	4.66%	15.10%	4.61%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$2,968,456	$2,430,627	$1,824,770	$1,334,351	$920,958	$692,717
Average net assets (in
thousands)	$2,667,309	$1,966,765	$1,381,976	$1,061,569	$804,978	$700,339
Ratios to average net assets:3
Net investment income	4.51%	4.89%	5.19%	5.40%	6.68%	7.33%
Expenses excluding specific
expenses listed below	0.45%	0.51%	0.56%	0.57%	0.59%	0.59%
Interest and fees from
borrowings	0.08%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term
floating rate notes issued4	0.18%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	0.71%	0.95%	0.79%	0.88%	0.85%	0.84%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.71%	0.95%	0.79%	0.88%	0.85%	0.84%
Portfolio turnover rate5	9%	34%	34%	29%	20%	16%

86 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

87 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Seven Months
	Ended	Period
Class R5	February 29,	Ended
	2020 July 31, 20191
Per Share Operating Data
Net asset value, beginning of period	$7.80	$7.71
Income (loss) from investment operations:
Net investment income2	0.22	0.07
Net realized and unrealized gain	0.51	0.08
Total from investment operations	0.73	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.06)
Net asset value, end of period	$8.29	$7.80

Total Return, at Net Asset Value3	9.49%	2.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,697	$10
Average net assets (in thousands)	$228	$10
Ratios to average net assets:4
Net investment income	4.57%	4.93%
Expenses excluding specific expenses listed below	0.38%	0.47%
Interest and fees from borrowings	0.08%	0.13%
Interest and fees on short-term floating rate notes issued5	0.18%	0.31%
Total expenses	0.64%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.64%	0.91%
Portfolio turnover rate6	9%	34%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

88 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Seven Months
	Ended	Period
Class R6	February 29,	Ended
	2020 July 31, 20191
Per Share Operating Data
Net asset value, beginning of period	$7.80	$7.71
Income (loss) from investment operations:
Net investment income2	0.21	0.07
Net realized and unrealized gain	0.49	0.08
Total from investment operations	0.70	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.06)
Net asset value, end of period	$8.29	$7.80

Total Return, at Net Asset Value3	9.05%	2.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,146	$10
Average net assets (in thousands)	$9,728	$10
Ratios to average net assets:4
Net investment income	4.54%	4.93%
Expenses excluding specific expenses listed below	0.41%	0.47%
Interest and fees from borrowings	0.08%	0.13%
Interest and fees on short-term floating rate notes issued5	0.18%	0.31%
Total expenses	0.67%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.67%	0.91%
Portfolio turnover rate6	9%	34%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

89 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester High Yield Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester High Yield Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund's fiscal year end changed from July 31 to the last day of February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt

90 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

91 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other

92 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause

93 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and

94 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claim.

The value of, payment of interest on, repayment of principal for and the ability to sell a

95 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May

96 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.82%, 1.47%, 0.57%, 0.52% and 0.47%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/ or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net

97 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $236,429 in front-end sales commissions from the sale of Class A shares and $48,343 and $53,545 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The

98 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Level 3—
Level 1—	Level 2—	Significant
Unadjusted	Other Significant	Unobservable
Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$	— $
Alaska		—
Arizona		—
Arkansas		—
California		—
Colorado		—
Connecticut		—
Delaware		—
District of Columbia		—
Florida		—
Georgia		—
Hawaii		—
Idaho		—
Illinois		—
Indiana		—
Iowa		—
Kansas		—
Kentucky		—
Louisiana		—
Maine		—
Maryland		—
Massachusetts		—
Michigan		—
Minnesota		—
Mississippi		—
Missouri		—
Montana		—
Nebraska		—
Nevada		—
New Hampshire		—
New Jersey		—
New Mexico		—
New York		—
North Carolina		—
North Dakota		—
Ohio		—
Oklahoma		—
Oregon		—
Pennsylvania		—
Rhode Island		—
357,465,662	$	— $	357,465,662
8,730,235		—	8,730,235
171,675,312		2,411,424	174,086,736
—		3,682,850	3,682,850
991,024,856		7,296,900	998,321,756
378,439,596		4,709,100	383,148,696
47,672,152		56,400	47,728,552
6,191,775		—	6,191,775
351,129,884		—	351,129,884
629,030,278		67,121,853	696,152,131
149,067,718		—	149,067,718
32,569,888		—	32,569,888
3,004,730		—	3,004,730
414,981,404		7,580,960	422,562,364
177,804,750		—	177,804,750
14,455,214		—	14,455,214
593,566		1,573,838	2,167,404
21,895,806		—	21,895,806
63,987,320		—	63,987,320
21,622,665		—	21,622,665
72,607,860		—	72,607,860
91,464,709		—	91,464,709
269,419,503		—	269,419,503
51,941,657		—	51,941,657
38,609,162		—	38,609,162
50,252,423		22,465,615	72,718,038
—		415,450	415,450
3,706,650		—	3,706,650
96,200,024		—	96,200,024
22,270,278		—	22,270,278
141,681,629		—	141,681,629
3,804,190		—	3,804,190
1,120,834,714		—	1,120,834,714
27,139,920		—	27,139,920
12,921,799		—	12,921,799
927,291,376		—	927,291,376
3,940,365		—	3,940,365
26,685,727		—	26,685,727
177,005,915		4,121,637	181,127,552
13,661,150		—	13,661,150

99 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs	Value
Municipal Bonds and Notes (Continued)
South Carolina	$	— $	64,070,529	$11,213,178	$75,283,707
Tennessee		—	111,703,028	—	111,703,028
Texas		—	625,319,138	12,759,346	638,078,484
Utah		—	67,371,276	—	67,371,276
Vermont		—	8,967,852	—	8,967,852
Virginia		—	45,858,936	—	45,858,936
Washington		—	118,703,627	—	118,703,627
West Virginia		—	62,245,967	—	62,245,967
Wisconsin		—	235,846,570	—	235,846,570
U.S. Possessions		—	1,020,334,952	—	1,020,334,952
Corporate Loans		—	—	1,432,000	1,432,000
Common Stocks		443,262	—	—	443,262
Total Investments, at Value		443,262	9,353,203,737	146,840,551	9,500,487,550
Other Financial Instruments:
Investments Matured		—	3,753,066	19,777,377	23,530,443
Total Assets		$443,262	$9,356,956,803	$166,617,928	$9,524,017,993

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			unrealized	(amortization)
	Value as of July	Realized gain	appreciation/	of premium/
	31, 2019	(loss)	depreciation	discounta
Assets Table
Investments, at Value:
Municipal Bonds and
Notes
Alaska	$107,500	$—	$—	$—
Arizona	5,592,024	(136,414)	1,625,450	—
Arkansas	3,682,850	—	—	—
California	7,296,900	—	—	—
Colorado	5,669,100	—	7,040,000	—
Connecticut	150,400	—	(94,000)	—
Florida	93,481,108	(6,471,043)	6,847,768	225,509
Illinois	13,321,675	(1,704,000)	762,251	—
Iowa	$58,000	$—	$—	$—
Kansas	1,628,586	—	2,458	(57,206)
Louisiana	324,000	(888,300)	876,000	—
Missouri	5,048,450	—	385,724	26,789
Montana	860,575	—	(470,592)	25,467

100 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

				Change in	Accretion/
				unrealized	(amortization)
		Value as of July	Realized gain	appreciation/	of premium/
		31, 2019	(loss)	depreciation	discounta
Assets Table Continued
Municipal Bonds and
Notes (Continued)
Pennsylvania		4,569,232	—	(511,538)	—
South Carolina		11,375,676	47,021	187,566	10,915
Texas		12,759,346	—	—	—
Virginia		964,800	57,390	(4,753)	11,763
Wisconsin		1,541,200	(2,878,865)	1,500,000	—
Corporate Bonds and Notes		1,390,253	13	—	—
Corporate Loans		1,432,000	—	—	—
Investments Matured		23,285,925	96,989	(3,060,030)	—
Total Assets		$194,539,600	$ (11,877,209)	$15,086,304	$243,237
a. Included in net investment income.
					Value as of
			Transfers intoTransfers out of		February 29,
	Purchases	Sales	Level 3	Level 3	2020
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$(107,500)	$—
Arizona	—	(2,235,000)	—	(2,434,636)	2,411,424
Arkansas	—	—	—	—	3,682,850
California	—	—	—	—	7,296,900
Colorado	—	(8,000,000)	—	—	4,709,100
Connecticut	—	—	—	—	56,400
Florida	7,319,955	(42,896,818)	10,230,390	(1,615,016)	67,121,853
Illinois	—	(800,000)	—	(3,998,966)	7,580,960
Iowa	—	—	—	(58,000)	—
Kansas	—	—	—	—	1,573,838
Louisiana	—	(311,700)	—	—	—
Missouri	—	—	17,004,652	—	22,465,615
Montana	—	—	—	—	415,450
Pennsylvania	63,943	—	—	—	4,121,637
South Carolina	—	(408,000)	—	—	11,213,178
Texas	—	—	—	—	12,759,346
Virginia	—	(161,000)	—	(868,200)	—
Wisconsin	—	(121,135)	—	(41,200)	—
Corporate Bonds and
Notes	$—	(1,390,266)	$—	$—	$—
Corporate Loans	—	—	—	—	1,432,000
Investments Matured	64,699	(609,966)	—	(240)	19,777,377
Total Assets	$7,448,597	$(56,933,885)	$27,235,042	$(9,123,758)	$ 166,617,928

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

101 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Change in
unrealized
appreciation/
depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$1,625,450
Connecticut	(94,000)
Florida	2,875,325
Illinois	762,251
Kansas	2,458
Missouri	385,724
Montana	(470,592)
Pennsylvania	(511,538)
South Carolina	187,566
Virginia	(4,753)
Investments Matured	(3,060,030)
Total Assets	$1,697,861

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of			Range of
	February 29,	Valuation	Unobservable	Unobservable	Unobservable
	2020	Technique	Input	Inputs	Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$2,411,424	Pricing service	N/A	N/A	N/A	(a)
Arkansas	3,682,850	Pricing service	N/A	N/A	N/A	(a)
California	7,296,900	Pricing service	N/A	N/A	N/A	(a)
Colorado	4,709,100	Pricing service	N/A	N/A	N/A	(a)
Connecticut	56,400	Pricing service	N/A	N/A	N/A	(a)
Florida	67,121,853	Pricing service	N/A	N/A	N/A	(a)
Illinois	7,580,960	Pricing service	N/A	N/A	N/A	(a)
Kansas	1,573,838	Pricing service	N/A	N/A	N/A	(a)
Missouri	22,465,615	Pricing service	N/A	N/A	N/A	(a)
Montana	415,450	Pricing service	N/A	N/A	N/A	(a)
Pennsylvania	4,121,637	Pricing service	N/A	N/A	N/A	(a)
South Carolina	11,213,178	Pricing service	N/A	N/A	N/A	(a)
Texas	12,759,346	Pricing service	N/A	N/A	N/A	(a)
Investments Matured	19,777,377	Pricing service	N/A	N/A	N/A	(a)
		Discount to	Discounted rate	N/A	20% (b)
		Expected	Expected
		recovery	recovery		$1.79
Corporate Loans	1,432,000	proceeds	proceeds	$1.79 Million	Million (b)
Total	$166,617,928

(a)Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities' fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

102 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

(b)The Fund fair values certain corporate loans at a discount to the expected recovery proceeds to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security's fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the seven months ended February 29, 2020, the Fund engaged in transactions with affiliates as listed: Securities purchases of $3,004,680, which did not result in any realized gain (loss).

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$39,748
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	250,717

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other"

103 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund may not purchase additional securities when any borrowings from banks or broker- dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

Note 7 – Tax Information

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and Fiscal Years Ended July 31, 2019 and 2018:

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Ordinary income	$6,225,328	$13,267,553	$7,823,739
Ordinary income – tax-exempt	181,729,073	272,655,911	282,958,494
Total distributions	$187,954,401	$285,923,464	$290,782,233

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$287,392,703
Net unrealized appreciation/(depreciation) - investments	370,158,240
Temporary book/tax differences	(4,670,071)
Capital loss carryforward	(1,527,120,468)
Shares of beneficial interest	9,270,001,607
Total net assets	$8,395,762,011

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to primarily to bond premium amortization and defaulted bonds.

104 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	131,051,152	$1,396,069,316	$1,527,120,468

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months ended February 29, 2020 was $1,849,679,453 and $781,138,749, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$871,024,813
Aggregate unrealized (depreciation) of investments	(500,866,573)
Net unrealized appreciation of investments	$370,158,240

Cost of investments for tax purposes is $9,153,859,753.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of TOBs and defaulted bonds, on February 29, 2020, undistributed net investment income was increased by $28,920,514, undistributed net realized gain (loss) was increased by $28,920,519 and shares of beneficial interest was increased by $5. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

105 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	74,011,584	$590,119,114	131,054,012	$989,975,095	98,331,285	$699,504,436
Automatic
Conversion
Class C
to Class A
Shares	10,634,641	84,788,564	—	—	—	—
Dividends
and/or
distributions
reinvested	10,551,731	84,351,905	16,454,954	122,957,474	19,048,153	135,863,268
Redeemed	(56,259,163)	(447,573,404)	(88,765,384)	(658,982,237)	(124,100,367)	(882,087,890)
Net increase	38,938,793	$311,686,179	58,743,582	$453,950,332	(6,720,929)	$(46,720,186)
(decrease)

Class B
Sold	—	$—	—	$—	15,892	$112,381
Dividends
and/or
distributions
reinvested	—	—	—	—	44,586	317,880
Redeemed3	—	—	—	—	(2,148,003)	(15,345,368)
Net increase	— $	—	— $	—	(2,087,525)	$(14,915,107)
(decrease)

Class C
Sold	14,365,785	$113,951,532	27,892,637	$207,446,026	24,981,691	$177,177,211
Dividends
and/or
distributions
reinvested	2,321,196	18,469,320	5,592,006	41,526,613	7,003,230	49,723,326
Automatic
Conversion
Class C	(10,685,888)	(84,788,564)	—	—	—	—
to Class A
Shares
Redeemed	(13,581,413)	(107,764,422)	(70,838,918)	(536,716,702)	(43,327,687)	(306,603,743)
Net increase	(7,580,320)	$(60,132,134)	(37,354,275)	$(287,744,063)	(11,342,766)	$(79,703,206)
(decrease)

Class Y
Sold	89,913,451	$716,659,553	160,665,832	$1,198,634,680	144,887,702	$1,035,490,313
Dividends
and/or
distributions
reinvested	7,822,661	62,472,815	10,851,809	81,178,318	9,090,124	64,858,937
Redeemed	(51,250,119)	(407,779,736)	(108,775,595)	(802,417,814)	(88,858,588)	(629,749,148)
Net increase	46,485,993	$371,352,632	62,742,046	$477,395,184	65,119,238	$470,600,102
(decrease)

Class R54
Sold	565,381	$4,602,340	1,297	$10,000	—	$—

106 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Dividends and/or distributions

reinvested	361	2,978	—	—	—	—
Redeemed	(162)	(1,332)	—	—	—	—
Net increase	565,580	$4,603,986	1,297	$10,000	—	$—
(decrease)

Class R64
Sold	2,564,780	$20,210,999	1,297	$10,000	—	$—
Dividends
and/or
distributions
reinvested	30,023	242,420	—	—	—	—
Redeemed	(1,011,130)	(8,381,418)	—	—	—	—
Net increase	1,583,673	$12,072,001	1,297	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the seven months ended February 29, 2020, the Fund incurred fees of $3,693,581. The average daily balance of borrowings under this agreement is $72,414,554 with an average interest rate of 1.90%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the seven months ended February 29, 2020 were $767,160,000 and 1.77%, respectively.

107 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 12 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

108 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R5 and Class R6

The financial statements of Invesco Oppenheimer Rochester® High Yield Municipal Fund (formerly known as Oppenheimer Rochester® High Yield Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable

109 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

110 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	96.72%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

111 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

112 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

113 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

114 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

115 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

116 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

117 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

118 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

119 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

120 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

121 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

122 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

123 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

124 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

125 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

126 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

127 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

128 INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROHYM-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/20

Invesco

Oppenheimer

Rochester® Limited

Term California

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester Limited Term California Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	7
Fund Expenses	11
Schedule of Investments	13
Statement of Assets and Liabilities	48
Statement of Operations	50
Statement of Changes in Net Assets	51
Financial Highlights	52
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	72
Tax Information	74
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	75
Trustees and Officers	76
Invesco's Privacy Notice	88

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
			Bloomberg Barclays
	Without Sales Charge	With Sales Charge	5-Year (4-6) Municipal
			Bond Index
1-Year	8.53%	5.91%	5.88%
5-Year	3.61	3.06	2.64
10-Year	3.92	3.64	2.96

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

The Fund's Class A shares (without sales charge) returned 8.53% during the 1-year reporting period. In comparison, the Fund's Class A shares outperformed the Bloomberg Barclays 5-Year Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 5.88%.

During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 4.51%, outperforming the Index which returned 2.58%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS AND YOUR FUND

California's financial condition continued to improve through the 2017-2018 fiscal year, with total revenue rising 6.3% year-over-year to $284.74 billion.1 This improvement was driven by a 10.6% year-over-year increase in income tax revenues to $107.08 billion.1 The state continues to maintain a large and diverse economy, low unemployment, and high median household income. California's $3.15 trillion economy accounted for 14.6% of the nation's economy in the third quarter of 2019.2 California's financial condition is volatile relative to most states because the state's income tax revenue is sensitive to both national economic conditions and equity market valuations. California's highest income earners account for a large and disproportionate share of the state's income tax revenue. In 2012, California voters approved a temporary tax originally designed to expire in 2018. However, voters extended the tax through 2030. While this temporary tax improved the state's financial standing, it also increased the sensitivity of tax revenues to the economic cycle. California maintains a rainy-day fund, which the state can tap if certain spending criteria are met, or in the event of a natural disaster. Going forward, the rainy-day fund may assist the state's budget process during periods of weak economic and revenue growth.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade municipal bonds and high yield municipal bonds were among the Fund's best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key

4 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

driver of strong municipal demand in 2019. We believe that these tax changes have yet to be fully realized and should continue to drive municipal bond performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Fund flows totaled $97.2 billion from February 2019 through February 2020.7

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, marine/aviation facilities and hospital/healthcare, the Fund's largest, third largest, and second largest sectors, respectively - significantly contributed to the Fund's performance. Student housing and General Obligation bonds, among other sectors, were also strong contributors to the Fund's performance. Sector allocation in adult living facilities was a detractor.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved

5 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg

2 Source: Bureau of Economic Analysis

3 Source: Bloomberg Barclays.

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Michael Camarella, Mark Paris, Scott Cottier, Mark DeMitry, Timothy O'Reilly, Julius Williams, Troy Willis

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Settlement	13.0%
Hospital	10.0
Airport	9.0
Industrial Development Revenue /	8.9
Pollution Control Revenue

Higher Education	8.1
Special Tax	7.1
Dedicated Tax	6.1
Appropriation	5.6
Municipals	5.2
State General Obligation	3.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	3.1%	0.2%	3.3%
AA	35.3	0.0	35.3
A	29.4	2.1	31.5
BBB	14.3	5.7	20.0
BB or lower	6.0	3.9	9.9
Total	88.1%	11.9%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

7 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	3.07%	8.53%	3.61%	3.92%	4.17%
Class C (OLCCX)	2/25/04	2.39	7.77	2.79	3.11	3.66
Class Y (OLCYX)	11/29/10	3.18	8.76	3.85	N/A	4.18
Class R6 (IORLX)*	5/24/19	2.93	8.43	3.59	3.91	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	0.38%	5.91%	3.06%	3.64%	4.00%
Class C (OLCCX)	2/25/04	1.39	6.77	2.79	3.11	3.66
Class Y (OLCYX)	11/29/10	3.18	8.76	3.85	N/A	4.18
Class R6 (IORLX)*	5/24/19	2.93	8.43	3.59	3.91	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

8 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester Ltd Term California Municipal Fund (Class A shares with saleschar Bloomberg Barclays 5-Year (4-6) Municipal Bond Index

U.S. Consumer Price Index

$15,000	$14,299

$13,393
$11,935
10,000

5,000

0
	|	|	|	|	|	|	|	|	|	|	|
2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of

9 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,030.70	$4.25
Class C	1,000.00	1,023.90	8.03
Class Y	1,000.00	1,031.80	2.98
Class R6	1,000.00	1,029.30	2.53
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.69	4.23
Class C	1,000.00	1,016.96	8.00
Class Y	1,000.00	1,021.93	2.97
Class R6	1,000.00	1,022.38	2.52

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.84%

Class C	1.59
Class Y	0.59
Class R6	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
Municipal Bonds and Notes—99.9%
California—92.0%
$3,420,000	ABAG Finance Authority for
	Nonprofit Corps. (Episcopal
	Senior Communities); Series
	2011, Ref. RB1	6.125%	07/01/2026	07/01/2021A $	3,670,515
250,000	ABAG Finance Authority for
	Nonprofit Corps. (Episcopal
	Senior Communities); Series
	2012 B, Ref. RB1	5.000	07/01/2024	07/01/2022A	272,872
5,000	ABAG Finance Authority for
	Nonprofit Corps. (Insured
	Nonprofit Combined Financing
	2); Series 1993, COP1	5.800	03/01/2023	04/15/2020A	5,019
215,000	ABAG Finance Authority for
	Nonprofit Corps. (Palo Alto
	Garden Apartments); Series 1999
	A, RB1	5.350	10/01/2029	03/28/2020A	215,497
335,000	Adelanto (City of), CA
	Improvement Agency; Series
	1993 B, Ref. RB	5.500	12/01/2023	06/01/2020A	336,152
625,000	Adelanto (City of), CA Public
	Financing Authority; Series 1996
	B, RB1	6.300	09/01/2028	09/01/2020A	641,262
3,615,000	Adelanto (City of), CA Public
	Utility Authority; Series 2014
	A, RB	5.000	07/01/2024	03/28/2020A	3,624,399
1,750,000	Alameda (County of), CA
	Corridor Transportation Authority;
	Series 2013 A, Ref. RB1	5.000	10/01/2029	10/01/2023A	1,997,292
10,000	Alameda (County of), CA
	Redevelopment Agency; Series
	2006 A, RB1	4.375	08/01/2030	03/28/2020A	10,023
55,000	Apple Valley (Town of), CA
	Redevelopment Agency (VVEDA
	Project Area); Series 2007, RB1	4.750	06/01/2037	03/28/2020A	55,146
180,000	Arcadia (City of), CA
	Redevelopment Agency (Central
	Redevelopment); Series 2001
	A, RB1	5.125	05/01/2023	03/28/2020A	180,596
160,000	Association of Bay Area
	Governments (California
	Redevelopment Agency Pool);
	Series 1994 A, RB1	6.000	12/15/2024	06/15/2020A	162,413
200,000	Beaumont (City of), CA Financing
	Authority (Improvement Area No.
	17B); Series 2011 A, RB	6.375	09/01/2042	09/01/2021A	214,964
740,000	Beaumont (City of), CA Financing
	Authority (Improvement Area No.
	19A); Series 2015 B, Ref. RB	5.000	09/01/2025	09/12/2024B	853,753
13	INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$655,000	Beaumont (City of), CA Financing
	Authority (Improvement Area No.
	19C); Series 2013 A, RB	5.000%	09/01/2027	09/01/2023A $	730,705
80,000	Beaumont (City of), CA Financing
	Authority; Series 1994 A, RB	7.000	09/01/2023	03/28/2020A	80,170
25,000	Bell (City of), CA Community
	Redevelopment Agency; Series
	2003, Ref. RB1	5.625	10/01/2033	03/28/2020A	25,087
80,000	Blythe (City of), CA Financing
	Authority (City Hall & County
	Courthouse); Series 1997, RB1	5.500	09/01/2027	09/01/2020A	81,332
25,000	California (State of) Community
	College Financing Authority
	(Grossmont-Cuyamaca
	Community College District,
	Palomar Community College
	District & Shasta-Tehama-
	Trinity Joint Community College
	District); Series 2001 A, RB1	5.000	04/01/2021	04/01/2020A	25,084
680,000	California (State of) Community
	College Financing Authority
	(Grossmont-Cuyamaca
	Community College District,
	Palomar Community College
	District & Shasta-Tehama-
	Trinity Joint Community College
	District); Series 2001 A, RB1	5.625	04/01/2026	04/01/2020A	682,564
600,000	California (State of) Community
	College Financing Authority
	(NCCD - Orange Coast
	Properties LLC - Orange Coast
	College); Series 2018, RB1	5.000	05/01/2033	05/01/2028A	738,552
1,650,000	California (State of) County
	Tobacco Securitization Agency
	(Alameda County Tobacco Asset
	Securitization Corp.); Series
	2002, RB1	5.750	06/01/2029	03/28/2020A	1,667,671
4,735,000	California (State of) County
	Tobacco Securitization Agency
	(Alameda County Tobacco Asset
	Securitization Corp.); Series
	2002, RB1	6.000	06/01/2042	03/28/2020A	4,780,787
5,000	California (State of) County
	Tobacco Securitization Agency
	(Fresno County Tobacco Funding
	Corp.); Series 2002, RB1	5.875	06/01/2027	03/28/2020A	5,007

14 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$190,000	California (State of) County
	Tobacco Securitization Agency
	(Merced County Tobacco
	Funding Corp.); Series 2005 A,
	Ref. RB1	5.000%	06/01/2026	03/28/2020A $	192,020
295,000	California (State of) County
	Tobacco Securitization Agency
	(Stanislaus County Tobacco
	Funding Corp.); Series 2002
	A, RB1	5.875	06/01/2043	03/28/2020A	299,115
415,000	California (State of) County
	Tobacco Securitization Agency;
	Series 2007 B, RB	5.100 2	06/01/2028	03/13/2020A	415,228
4,760,000	California (State of) County
	Tobacco Securitization Agency;
	Series 2014, Ref. RB	4.000	06/01/2029	03/28/2020A	4,844,585
335,000	California (State of) Department
	of Water Resources; Series 1972,
	RB1	5.250	07/01/2022	03/28/2020A	336,159
1,135,000	California (State of) Educational
	Facilities Authority (California
	College of the Arts); Series 2012,
	RB1	5.000	06/01/2022	06/01/2022	1,242,677
400,000	California (State of) Educational
	Facilities Authority (California
	College of the Arts); Series 2012,
	RB1	5.000	06/01/2024	06/01/2022A	437,948
710,000	California (State of) Educational
	Facilities Authority (Loma Linda
	University); Series 2017 A, Ref.
	RB1	5.000	04/01/2030	04/01/2027A	889,538
95,000	California (State of) Educational
	Facilities Authority (Southwestern
	University); Series 2003, Ref. RB1	5.000	11/01/2023	03/28/2020A	95,286
1,750,000	California (State of) Health
	Facilities Financing Authority
	(Cedars-Sinai Medical Center);
	Series 2015, Ref. RB1	5.000	11/15/2032	11/15/2025A	2,157,172
1,750,000	California (State of) Health
	Facilities Financing Authority (El
	Camino Hospital); Series 2015
	A, Ref. RB1	5.000	02/01/2032	02/01/2025A	2,086,542
3,000,000	California (State of) Health
	Facilities Financing Authority (El
	Camino Hospital); Series 2015
	A, Ref. RB1	5.000	02/01/2033	02/01/2025A	3,571,950

15 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$15,000	California (State of) Health
	Facilities Financing Authority
	(Gateways Hospital and Mental
	Health Center); Series 2011
	B, RB1	4.300%	12/01/2023	03/28/2020A $	15,041
10,000	California (State of) Health
	Facilities Financing Authority
	(Gateways Hospital and Mental
	Health Center); Series 2011
	B, RB1	4.450	12/01/2024	03/28/2020A	10,028
25,000	California (State of) Health
	Facilities Financing Authority
	(San Fernando Valley Community
	Mental Health Center, Inc.);
	Series 1998 A, RB1	5.250	06/01/2023	03/28/2020A	25,047
6,000,000	California (State of) Health
	Facilities Financing Authority
	(Stanford Health Care); Series
	2017 A, Ref. RB1	4.000	11/15/2040	11/15/2027A	7,026,720
5,045,000	California (State of) Health
	Facilities Financing Authority
	(Sutter Health); Series 2011 D,
	Ref. RB1	5.250	08/15/2031	08/15/2021A	5,376,406
1,800,000	California (State of) Health
	Facilities Financing Authority
	(Sutter Health); Series 2017 A,
	Ref. RB1	5.000	11/15/2032	11/15/2027A	2,328,552
3,000,000	California (State of) Health
	Facilities Financing Authority
	(Sutter Health); Series 2017 A,
	Ref. RB1	5.000	11/15/2033	11/15/2027A	3,876,060
1,500,000	California (State of) Health
	Facilities Financing Authority
	(Sutter Health); Series 2017 A,
	Ref. RB1	5.000	11/15/2035	11/15/2027A	1,923,495
4,490,000	California (State of) Health
	Facilities Financing Authority
	(Sutter Health); Series 2017 A,
	Ref. RB1	5.000	11/15/2037	11/15/2027A	5,692,197
175,000	California (State of) Housing
	Finance Agency; Series 2004
	C, RB1	3.956 3	02/01/2037	03/05/2020A	175,000
4,965,486	California (State of) Housing
	Finance Agency; Series 2019
	A-1, RB	4.250	01/15/2035	01/15/2035	6,232,677
1,505,000	California (State of)
	Infrastructure & Economic
	Development Bank (California
	Science Center Phase II); Series
	2016 A, Ref. RB1	5.000	05/01/2027	11/01/2026A	1,902,154

16 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$775,000	California (State of)
	Infrastructure & Economic
	Development Bank (California
	Science Center Phase II); Series
	2016 A, Ref. RB1	5.000%	05/01/2028	11/01/2026A $	977,027
910,000	California (State of)
	Infrastructure & Economic
	Development Bank (California
	Science Center Phase II); Series
	2016 A, Ref. RB1	5.000	05/01/2029	11/01/2026A	1,145,553
740,000	California (State of)
	Infrastructure & Economic
	Development Bank (California
	Science Center Phase II); Series
	2016 A, Ref. RB1	5.000	05/01/2030	11/01/2026A	930,831
910,000	California (State of)
	Infrastructure & Economic
	Development Bank (California
	Science Center Phase II); Series
	2016 A, Ref. RB1	5.000	05/01/2031	11/01/2026A	1,143,215
5,000,000	California (State of)
	Infrastructure & Economic
	Development Bank (Segerstrom
	Center for the Arts); Series 2016,
	Ref. RB1	5.000	07/01/2026	07/01/2026	6,272,800
335,000	California (State of) Municipal
	Finance Authority (Biola
	University); Series 2013, RB1	5.000	10/01/2029	10/01/2023A	380,034
465,000	California (State of) Municipal
	Finance Authority (Biola
	University); Series 2013, RB1	5.000	10/01/2030	10/01/2023A	525,757
10,385,000	California (State of) Municipal
	Finance Authority (CHF-Davis
	I, LLC - West Village Student
	Housing); Series 2018, RB1	5.000	05/15/2033	11/15/2028A	13,291,035
2,500,000	California (State of) Municipal
	Finance Authority (CHF-Davis
	I, LLC - West Village Student
	Housing); Series 2018, RB1	5.000	05/15/2037	11/15/2028A	3,122,025
2,120,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018,
	RB1	5.000	05/15/2032	11/15/2028A	2,723,416
2,000,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018,
	RB1	5.000	05/15/2033	11/15/2028A	2,559,660

17 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$1,260,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018,
	RB1	5.000%	05/15/2034	11/15/2028A $	1,608,239
1,900,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018,
	RB1	5.000	05/15/2036	11/15/2028A	2,413,513
2,275,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	I, LLC - UCR Dundee-Glasgow
	Student Housing); Series 2018,
	RB1	5.000	05/15/2038	11/15/2028A	2,875,509
3,080,000	California (State of) Municipal
	Finance Authority (CHF-Riverside
	II, LLC - UCR North District
	Phase I Student Housing); Series
	2019, RB1	5.000	05/15/2040	11/15/2029A	3,959,802
3,000,000	California (State of) Municipal
	Finance Authority (Community
	Medical Centers); Series 2017
	A, Ref. RB1	5.000	02/01/2028	02/01/2027A	3,767,400
3,400,000	California (State of) Municipal
	Finance Authority (Community
	Medical Centers); Series 2017
	A, Ref. RB1	5.000	02/01/2029	02/01/2027A	4,258,942
3,500,000	California (State of) Municipal
	Finance Authority (Community
	Medical Centers); Series 2017
	A, Ref. RB1	5.000	02/01/2030	02/01/2027A	4,367,755
2,000,000	California (State of) Municipal
	Finance Authority (Community
	Medical Centers); Series 2017
	A, Ref. RB1	5.000	02/01/2031	02/01/2027A	2,487,140
1,500,000	California (State of) Municipal
	Finance Authority (Community
	Medical Centers); Series 2017
	A, Ref. RB1	5.000	02/01/2032	02/01/2027A	1,862,400
2,155,000	California (State of) Municipal
	Finance Authority (Eisenhower
	Medical Center); Series 2017 A,
	Ref. RB1	5.000	07/01/2030	07/01/2027A	2,669,873
40,000	California (State of) Municipal
	Finance Authority (Emerson
	College); Series 2011, RB1	5.000	01/01/2028	01/01/2022A	42,977
190,000	California (State of) Municipal
	Finance Authority (Emerson
	College); Series 2011, RB	5.000	01/01/2028	01/01/2022A	205,063

18 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$8,385,000	California (State of) Municipal
	Finance Authority (LINXS APM);
	Series 2018 A, RB1	5.000%	12/31/2033	06/30/2028A $	10,519,402
6,500,000	California (State of) Municipal
	Finance Authority (LINXS APM);
	Series 2018 A, RB1	5.000	12/31/2034	06/30/2028A	8,140,665
2,700,000	California (State of) Municipal
	Finance Authority (LINXS APM);
	Series 2018, RB1	5.000	12/31/2035	06/30/2028A	3,374,460
440,000	California (State of) Municipal
	Finance Authority (NorthBay
	Healthcare Group); Series 2015,
	RB1	5.000	11/01/2030	11/01/2024A	502,700
1,100,000	California (State of) Municipal
	Finance Authority (NorthBay
	Healthcare Group); Series 2015,
	RB1	5.000	11/01/2035	11/01/2024A	1,245,849
1,000,000	California (State of) Municipal
	Finance Authority (NorthBay
	Healthcare Group); Series 2017
	A, RB1	5.000	11/01/2028	11/01/2026A	1,205,430
750,000	California (State of) Municipal
	Finance Authority (NorthBay
	Healthcare Group); Series 2017
	A, RB1	5.250	11/01/2029	11/01/2026A	911,265
1,580,000	California (State of) Municipal
	Finance Authority (San
	Bernardino Municipal Water
	Department Water Facilities);
	Series 2016, Ref. RB1	5.000	08/01/2033	08/01/2026A	1,932,466
1,715,000	California (State of) Municipal
	Finance Authority (San
	Bernardino Municipal Water
	Department Water Facilities);
	Series 2016, Ref. RB1	5.000	08/01/2035	08/01/2026A	2,085,509
1,100,000	California (State of) Municipal
	Finance Authority (United
	Airlines, Inc.); Series 2019, Ref.
	RB1	4.000	07/15/2029	07/15/2029	1,321,375
5,000,000	California (State of) Municipal
	Finance Authority (Waste
	Management Inc.); Series 2019
	A, RB1	2.400 3	10/01/2044	07/03/2029A	5,400,100
1,000,000	California (State of) Pollution
	Control Finance Authority; Series
	2012, RB1	5.000	07/01/2030	07/01/2022A	1,096,660
1,000,000	California (State of) Pollution
	Control Financing Authority
	(CalPlant I); Series 2017, RB	7.000	07/01/2022	10/09/2021B	994,450

19 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$4,000,000	California (State of) Pollution
	Control Financing Authority
	(CalPlant I); Series 2017, RB	7.500%	07/01/2032	05/10/2028B $	3,898,480
1,500,000	California (State of) Pollution
	Control Financing Authority (San
	Diego County Water Authority),
	Ref. RB1	5.000	07/01/2039	01/01/2029A	1,855,620
1,030,000	California (State of) Pollution
	Control Financing Authority
	(Southern California Water Co.);
	Series 1996 A, RB1	5.500	12/01/2026	03/28/2020A	1,031,947
250,000	California (State of) Public
	Finance Authority (Trinity
	Classical Academy); Series 2019
	A, RB	5.000	07/01/2036	07/01/2026A	276,375
15,000	California (State of) Public Works
	Board (California Community
	Colleges); Series 2004 B, RB1	5.125	06/01/2025	03/28/2020A	15,050
45,000	California (State of) Public Works
	Board (California Community
	Colleges); Series 2004 B, RB1	5.125	06/01/2029	03/28/2020A	45,146
50,000	California (State of) Public Works
	Board (California Community
	Colleges); Series 2005 E, RB1	5.000	10/01/2024	03/28/2020A	50,162
5,000	California (State of) Public Works
	Board (California Community
	Colleges); Series 2007 B, RB1	4.250	03/01/2026	03/28/2020A	5,013
50,000	California (State of) Public Works
	Board (California Community
	Colleges); Series 2007 B, RB1	5.000	03/01/2027	03/28/2020A	50,159
10,000	California (State of) Public Works
	Board (California Highway
	Patrol); Series 2000 C, RB1	5.250	11/01/2020	03/28/2020A	10,034
45,000	California (State of) Public
	Works Board (Department of
	Corrections & Rehabilitation);
	Series 2000 A, RB1	5.625	10/01/2020	03/28/2020A	45,165
10,000	California (State of) Public
	Works Board (Department of
	Corrections & Rehabilitation);
	Series 2005 G, RB1	4.250	10/01/2021	03/28/2020A	10,026
2,000,000	California (State of) Public
	Works Board (Department of
	Corrections & Rehabilitation);
	Series 2011 C, RB1	5.750	10/01/2031	10/01/2021A	2,155,260
2,000,000	California (State of) Public Works
	Board (Department of Forestry
	& Fire Protection); Series 2006
	C, RB1	5.000	04/01/2026	03/28/2020A	2,006,460

20 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$10,000	California (State of) Public Works
	Board (Department of Justice);
	Series 2000 D, RB1	5.250%	11/01/2020	03/28/2020A $	10,034
20,000	California (State of) Public Works
	Board (Department of Mental
	Health); Series 2003 B, RB1	5.250	04/01/2023	03/28/2020A	20,076
5,000	California (State of) Public Works
	Board (Department of Mental
	Health); Series 2006 I, RB1	4.200	11/01/2026	03/28/2020A	5,012
3,000,000	California (State of) Public
	Works Board (Judicial Council of
	California); Series 2011 D, RB1	5.250	12/01/2026	12/01/2021A	3,233,550
875,000	California (State of) Public
	Works Board (Judicial Council of
	California); Series 2013 A, RB1	5.000	03/01/2026	03/01/2023A	983,237
2,000,000	California (State of) Public Works
	Board (Trustees of the California
	State University); Series 2010
	B-1, RB1	5.125	03/01/2023	03/28/2020A	2,006,580
490,000	California (State of) School
	Finance Authority (Coastal
	Academy); Series 2013 A, RB1	5.000	10/01/2022	10/13/2021B	517,033
1,375,000	California (State of) School
	Finance Authority (Escuela
	Popular); Series 2017, RB	5.500	07/01/2027	04/09/2024B	1,452,027
1,705,000	California (State of) School
	Finance Authority (HTH
	Learning); Series 2017 A, Ref.
	RB1	5.000	07/01/2032	07/01/2027A	2,069,836
1,265,000	California (State of) School
	Finance Authority (Inspire
	Charter Schools); Series 2019
	B, RN	3.000	07/15/2020	07/15/2020	1,267,252
185,000	California (State of) Statewide
	Communities Development
	Authority (Alliance for College-
	Ready Public Schools - 47th and
	Main); Series 2012 A, RB1	5.125	07/01/2022	03/24/2021A	194,687
1,600,000	California (State of) Statewide
	Communities Development
	Authority (Citrus Valley Health
	Partners, Inc.); Series 1998, VRD
	COP1	4.140 3	04/01/2028	05/15/2026B	1,600,000
25,000	California (State of) Statewide
	Communities Development
	Authority (Community Facilities
	District No. 2002-1); Series 2002
	1, RB	6.350	09/01/2021	03/13/2020A	25,036

21 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$1,000,000	California (State of) Statewide
	Communities Development
	Authority (Eskaton Properties,
	Inc.); Series 2012, RB1	5.250%	11/15/2034	11/15/2022A $	1,097,220
175,000	California (State of) Statewide
	Communities Development
	Authority (Front Porch
	Communities & Services); Series
	2017 A, Ref. RB1	5.000	04/01/2031	04/01/2027A	216,650
905,000	California (State of) Statewide
	Communities Development
	Authority (Heritage Park at
	Cathedral City Apartments);
	Series 2002 NN-1, RB	5.200	06/01/2036	03/28/2020A	907,091
900,000	California (State of) Statewide
	Communities Development
	Authority (NCCD—Hooper Street
	LLC—California College of the
	Arts); Series 2019, RB1	5.000	07/01/2029	08/07/2027B	1,070,505
5,000	California (State of) Statewide
	Communities Development
	Authority (Pooled Financing
	Program); Series 2002 B, RB1	5.250	10/01/2027	03/28/2020A	5,017
2,255,000	California (State of) Statewide
	Communities Development
	Authority (Second Street Senior
	Apartments); Series 2003 TT,
	VRD RB1	1.180 3	12/15/2036	03/06/2020A	2,255,000
1,800,000	California (State of) Statewide
	Communities Development
	Authority (Sherman Oaks); Series
	1998 A, RB1	5.000	08/01/2022	06/16/2021B	1,852,614
10,000,000	California (State of) Statewide
	Communities Development
	Authority (Southern California
	Edison Co.); Series 2010 A, Ref.
	RB1	4.500	09/01/2029	09/01/2020A	10,191,900
490,000	California (State of) Statewide
	Communities Development
	Authority (Total Road
	Improvement Program); Series
	2012 B, COP1	5.250	06/01/2023	06/01/2022A	540,034
515,000	California (State of) Statewide
	Communities Development
	Authority (Total Road
	Improvement Program); Series
	2012 B, COP1	5.250	06/01/2024	06/01/2022A	567,345

22 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$545,000	California (State of) Statewide
	Communities Development
	Authority (Total Road
	Improvement Program); Series
	2012 B, COP1	5.250%	06/01/2025	06/01/2022A $	600,138
575,000	California (State of) Statewide
	Communities Development
	Authority (Total Road
	Improvement Program); Series
	2012 B, COP1	5.250	06/01/2026	06/01/2022A	632,897
605,000	California (State of) Statewide
	Communities Development
	Authority (Total Road
	Improvement Program); Series
	2012 B, COP1	5.250	06/01/2027	06/01/2022A	665,633
1,000,000	California (State of) Statewide
	Communities Development
	Authority (University of
	California, Irvine East Campus
	Apartments); Series 2012, Ref.
	RB1	5.375	05/15/2038	05/15/2021A	1,052,290
310,000	California (State of) Statewide
	Communities Development
	Authority (University of
	California, Irvine East Campus
	Apartments, CHF-Irvine, LLC);
	Series 2012, Ref. RB1	5.125	05/15/2031	05/15/2021A	326,275
1,500,000	California (State of) Statewide
	Communities Development
	Authority (University of
	California, Irvine East Campus
	Apartments, CHF-Irvine, LLC);
	Series 2016, Ref. RB1	5.000	05/15/2030	05/15/2026A	1,809,480
4,350,000	California (State of) Statewide
	Communities Development
	Authority (Wyndover
	Apartments); Series 2004 LL,
	VRD RB1	1.180 3	11/15/2037	03/06/2020A	4,350,000
650,000	California (State of) Statewide
	Communities Development
	Authority; Series 1998, COP1	5.125	04/01/2023	03/28/2020A	652,483
45,000	California (State of) Statewide
	Communities Development
	Authority; Series 2003, RB	6.750	09/01/2037	03/13/2020A	45,067
15,000	California (State of) Statewide
	Communities Development
	Authority; Series 2005 D, RB1	4.250	10/01/2021	03/28/2020A	15,043

23 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$670,000	California (State of) Statewide
	Financing Authority (Pooled
	Tobacco Securitization Program);
	Series 2002 B, RB1	5.625%	05/01/2029	03/29/2020A $	674,985
1,468,000	California (State of) Statewide
	Financing Authority; Series 2002
	A, RB1	5.625	05/01/2029	03/28/2020A	1,478,922
3,395,000	California (State of) Statewide
	Financing Authority; Series 2002
	A, RB1	6.000	05/01/2037	03/28/2020A	3,419,206
25,000	California (State of); Series 1970
	P, GO Bonds1	5.000	06/01/2020	03/28/2020A	25,079
25,000	California (State of); Series 1972
	S, GO Bonds1	5.250	04/01/2021	03/28/2020A	25,084
25,000	California (State of); Series 1992,
	GO Bonds1	5.000	11/01/2022	05/01/2020A	25,176
80,000	California (State of); Series 1992,
	GO Bonds1	5.000	11/01/2022	05/01/2020A	80,564
20,000	California (State of); Series 1992,
	GO Bonds1	5.500	10/01/2022	04/01/2020A	20,075
55,000	California (State of); Series 1992,
	GO Bonds1	6.000	10/01/2021	04/01/2020A	55,224
230,000	California (State of); Series 1993,
	GO Bonds1	5.900	04/01/2023	04/01/2020A	230,938
1,465,000	California (State of); Series 1993,
	GO Bonds1	5.900	04/01/2023	04/01/2020A	1,470,963
5,000	California (State of); Series 1994,
	GO Bonds1	5.500	03/01/2020	03/01/2020	5,000
85,000	California (State of); Series 1994,
	GO Bonds1	5.750	03/01/2023	09/01/2020A	87,136
45,000	California (State of); Series 1994,
	GO Bonds1	6.000	03/01/2024	09/01/2020A	46,209
5,000	California (State of); Series 1994,
	GO Bonds1	6.000	05/01/2024	05/01/2020A	5,044
90,000	California (State of); Series 1994,
	GO Bonds1	6.000	08/01/2024	08/01/2020A	92,000
75,000	California (State of); Series 1995,
	GO Bonds1	5.900	03/01/2025	12/30/2020A	76,936
95,000	California (State of); Series 1996,
	GO Bonds1	5.250	06/01/2021	06/01/2020A	96,043
15,000	California (State of); Series 1996,
	GO Bonds1	5.375	06/01/2026	06/01/2020A	15,172
110,000	California (State of); Series 1996,
	GO Bonds1	5.375	06/01/2026	06/01/2020A	111,261
5,000	California (State of); Series 1996,
	Ref. GO Bonds1	5.600	09/01/2021	09/01/2020A	5,120
40,000	California (State of); Series 1996,
	Ref. GO Bonds1	5.600	09/01/2021	09/01/2020A	40,958

24 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$10,000	California (State of); Series 1996,
	Ref. GO Bonds1	5.625%	09/01/2024	09/01/2020A $	10,245
15,000	California (State of); Series 1997,
	GO Bonds1	5.000	10/01/2023	03/28/2020A	15,049
30,000	California (State of); Series 1997,
	GO Bonds1	5.000	10/01/2023	03/28/2020A	30,097
20,000	California (State of); Series 1997,
	GO Bonds1	5.125	10/01/2027	03/28/2020A	20,066
55,000	California (State of); Series 1997,
	GO Bonds1	5.625	10/01/2021	04/01/2020A	55,208
235,000	California (State of); Series 1997,
	GO Bonds1	5.625	10/01/2023	04/01/2020A	235,907
10,000	California (State of); Series 1997,
	GO Bonds1	5.625	10/01/2026	04/01/2020A	10,038
40,000	California (State of); Series 2000,
	GO Bonds1	5.625	05/01/2026	03/28/2020A	40,148
5,000	California (State of); Series 2001,
	GO Bonds1	5.200	11/01/2031	03/28/2020A	5,017
5,000	California (State of); Series 2002,
	GO Bonds1	5.000	10/01/2022	03/28/2020A	5,016
5,000	California (State of); Series 2002,
	GO Bonds1	5.000	10/01/2028	03/28/2020A	5,016
7,000,000	California (State of); Series 2004
	A-6, VRD GO Bonds1	1.000 3	05/01/2034	03/06/2020A	7,000,000
2,000,000	California (State of); Series 2010,
	GO Bonds1	5.250	03/01/2030	03/28/2020A	2,006,720
1,000,000	California (State of); Series 2011,
	GO Bonds1	5.250	09/01/2028	09/01/2021A	1,065,990
4,970,000	California (State of); Series 2011,
	Ref. GO Bonds1	5.250	09/01/2024	09/01/2021A	5,301,797
745,000	California (State of); Series 2016,
	Ref. GO Bonds1	5.000	09/01/2030	09/01/2021A	791,168
5,000,000	California (State of); Series 2019,
	Ref. GO Bonds1	4.000	10/01/2039	10/01/2029A	6,160,900
390,000	California County Tobacco
	Securitization Agency (Alameda
	County Tobacco Asset
	Securitization Corp.); Series
	2002, RB1	5.875	06/01/2035	03/28/2020A	393,966
5,230,000	California County Tobacco
	Securitization Agency (Fresno
	County Tobacco Funding Corp.);
	Series 2002, RB1	6.000	06/01/2035	03/28/2020A	5,235,387
2,125,000	California County Tobacco
	Securitization Agency (Los
	Angeles County Securitization
	Corp.); Series 2006 A, RB1	5.250 2	06/01/2021	03/13/2020A	2,155,132

25 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$40,000	California County Tobacco
	Securitization Agency (Los
	Angeles County Securitization
	Corp.); Series 2006 A, RB1	5.450%2	06/01/2028	03/13/2020A $	40,615
75,000	California County Tobacco
	Securitization Agency (Sonoma
	County Securitization Corp.);
	Series 2005, Ref. RB1	5.000	06/01/2026	03/28/2020A	75,797
3,480,000	California State University; Series
	2019 A, RB1	4.000	11/01/2041	11/01/2029A	4,187,380
5,000	Carlsbad (City of), CA
	(Assessment District No. 96-1);
	Series 1998, RB	5.550	09/02/2028	03/02/2020A	5,000
15,000	Carlsbad (City of), CA Housing
	& Redevelopment Commission;
	Series 1993, RB1	5.300	09/01/2023	09/01/2020A	15,118
25,000	Carson (City of), CA (Assessment
	District No. 92-1); Series 1992,
	RB	7.375	09/02/2022	09/02/2020A	25,693
1,000,000	Carson (City of), CA
	Redevelopment Agency; Series
	2010 A, RB1	5.000	10/01/2030	10/01/2020A	1,024,690
5,000	Ceres (City of), CA
	Redevelopment Agency
	Successor Agency (Project Area
	No. 1); Series 2006, Ref. RB1	4.250	11/01/2025	03/28/2020A	5,013
5,000	Cerritos (City of), CA Public
	Financing Authority; Series 2002
	A, RB1	4.550	11/01/2024	03/28/2020A	5,014
5,000,000	Chaffey Community College
	District; Series 2019 A, GO
	Bonds1	4.000	06/01/2043	06/01/2028A	5,858,550
1,230,000	Chino (City of), CA Public
	Financing Authority; Series 2015
	A, Ref. RB1	5.000	09/01/2028	09/01/2025A	1,497,722
1,280,000	Chino (City of), CA Public
	Financing Authority; Series 2015
	A, Ref. RB1	5.000	09/01/2029	09/01/2025A	1,552,486
900,000	Chino (City of), CA Public
	Financing Authority; Series 2015
	A, Ref. RB1	5.000	09/01/2030	09/01/2025A	1,087,848
950,000	Chino (City of), CA Public
	Financing Authority; Series 2015
	A, Ref. RB1	5.000	09/01/2031	09/01/2025A	1,144,902
5,000,000	Chula Vista (City of), CA (San
	Diego Gas & Electric Co.); Series
	2004 B, IDR1	5.875	02/15/2034	03/28/2020A	5,019,950
1,000,000	Chula Vista (City of), CA (San
	Diego Gas & Electric Co.); Series
	2004 D, IDR1	5.875	01/01/2034	03/28/2020A	1,003,990

26 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$15,000	Colton (City of), CA Public
	Financing Authority; Series 2007
	A, RB1	4.700%	04/01/2032	03/28/2020A $	15,042
225,000	Compton (City of), CA; Series
	1998, Ref. RB1	5.375	09/01/2023	03/13/2020A	225,819
1,710,000	Compton Community College
	District; Series 2012, Ref. GO
	Bonds1	5.000	07/01/2020	07/01/2020	1,734,350
1,895,000	Compton Community College
	District; Series 2012, Ref. GO
	Bonds1	5.000	07/01/2021	07/01/2021	2,004,057
1,310,000	Compton Community College
	District; Series 2012, Ref. GO
	Bonds1	5.000	07/01/2023	07/01/2022A	1,437,293
110,000	Cudahy (City of), CA Community
	Development Commission
	Successor Agency (City-Wide
	Redevelopment); Series 2011
	A, RB	7.125	10/01/2020	10/01/2020	114,067
130,000	Cudahy (City of), CA Community
	Development Commission
	Successor Agency (City-Wide
	Redevelopment); Series 2011
	A, RB	7.250	10/01/2021	10/01/2021	143,380
315,000	Cudahy (City of), CA Community
	Development Commission
	Successor Agency (City-Wide
	Redevelopment); Series 2011
	A, RB	7.750	10/01/2027	10/01/2021A	349,889
35,000	Cudahy (City of), CA Community
	Development Commission
	Successor Agency (City-Wide
	Redevelopment); Series 2011
	B, RB	6.875	10/01/2020	10/01/2020	36,252
185,000	Cudahy (City of), CA Community
	Development Commission
	Successor Agency (City-Wide
	Redevelopment); Series 2011
	B, RB	7.000	10/01/2021	10/01/2021	203,317
10,000	Cypress (City of), CA (Cypress
	Business and Professional Center
	Assessment District); Series
	1998, RB	5.700	09/02/2022	09/02/2020A	10,015
1,000,000	Davis (City of), CA
	Redevelopment Successor
	Agency; Series 2011 A, RB1	6.500	12/01/2026	12/01/2021A	1,102,410
975,000	Delano Joint Union High School
	District; Series 2003 A, Ref. GO
	Bonds1	5.100	02/01/2023	02/01/2023	1,094,486

27 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$200,000	Dinuba City of), CA
	Redevelopment Agency; Series
	2011 A, Ref. RB1	5.750%	09/01/2028	07/09/2021C $	212,734
80,000	Downey (City of), CA Community
	Development Commission; Series
	1997, Ref. RB1	5.125	08/01/2020	08/01/2020	80,666
50,000	Downey (City of), CA Community
	Development Commission; Series
	1997, Ref. RB1	5.125	08/01/2028	08/01/2020A	50,504
630,000	El Dorado (County of), CA
	(Community Facilities District No.
	92-1); Series 2012, Ref. RB1	5.000	09/01/2026	09/01/2022A	697,605
800,000	El Dorado (County of), CA
	(Community Facilities District No.
	92-1); Series 2012, Ref. RB1	5.000	09/01/2027	09/01/2022A	884,776
1,440,000	El Monte Union High School
	District; Series 2019 A, GO
	Bonds1	4.000	06/01/2037	06/01/2027A	1,700,582
290,000	Fontana (City of), CA
	(Community Facilities District No.
	80); Series 2017, RB	5.000	09/01/2026	09/01/2026	354,882
175,000	Fontana (City of), CA
	(Community Facilities District No.
	80); Series 2017, RB	5.000	09/01/2029	09/01/2027A	217,730
675,000	Fresno (City of), CA Joint Powers
	Financing Authority (Master
	Lease); Series 2017 A, Ref. RB1	5.000	04/01/2030	04/01/2027A	844,648
1,000,000	Fresno (City of), CA Joint Powers
	Financing Authority (Master
	Lease); Series 2017 A, Ref. RB1	5.000	04/01/2031	04/01/2027A	1,243,330
500,000	Fresno (City of), CA Joint Powers
	Financing Authority (Master
	Lease); Series 2017 A, Ref. RB1	5.000	04/01/2032	04/01/2027A	621,105
400,000	Galt (City of), CA Redevelopment
	Agency; Series 2011, RB1	7.375	09/01/2033	09/01/2021A	439,072
1,850,000	Golden State Tobacco
	Securitization Corp.; Series 2017
	A-1, RB1	5.000	06/01/2027	06/01/2027	2,354,699
6,560,000	Golden State Tobacco
	Securitization Corp.; Series 2017
	A-1, Ref. RB1	5.000	06/01/2028	06/01/2027A	8,326,739
2,090,000	Golden State Tobacco
	Securitization Corp.; Series 2017
	A-1, Ref. RB1	5.000	06/01/2029	06/01/2027A	2,645,188
20,000	Granada Sanitary District; Series
	2003 A, RB	6.125	09/02/2022	09/02/2020A	20,447

28 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$3,220,000	Hawthorne (City of), CA
	Community Redevelopment
	Agency Successor Agency
	(Community Facilities District No.
	1999-1); Series 2010, Ref. RB	6.125%	10/01/2025	04/01/2020A $	3,231,463
20,000	Huntington Beach (City of), CA
	(Community Facilities District
	No. 2002-1 - Improvement Area
	A - McDonnell Centre Business
	Park); Series 2002 A, RB	6.250	09/01/2027	09/01/2020A	20,587
1,055,000	Huntington Beach (City of), CA
	(Community Facilities District No.
	2003-1 - Huntington Center);
	Series 2013, Ref. RB	5.250	09/01/2025	03/28/2020A	1,057,965
1,115,000	Huntington Beach (City of), CA
	(Community Facilities District No.
	2003-1 - Huntington Center);
	Series 2013, Ref. RB	5.250	09/01/2026	03/28/2020A	1,118,167
15,000	Huntington Beach (City of), CA
	Redevelopment Agency; Series
	1999, Ref. RB1	5.000	08/01/2024	03/28/2020A	15,050
25,000	Huntington Park (City of), CA
	Public Financing Authority; Series
	2004 A, Ref. RB1	5.000	09/01/2022	03/28/2020A	25,080
2,735,000	Imperial (City of), CA Public
	Financing Authority (Water
	Facility); Series 2012, RB1	5.000	10/15/2026	10/15/2022A	3,030,243
10,495,000	Inland Empire Tobacco
	Securitization Corp.; Series 2019,
	Ref. RB1	3.678	06/01/2038	12/22/2025B	11,154,506
710,000	Irvine (City of), CA
	(Reassessment District No. 13-1);
	Series 2013, Bonds1	5.000	09/02/2025	09/02/2023A	811,644
45,000	Kern Valley Healthcare District;
	Series 2003, Ref. RB1	5.250	08/01/2021	03/28/2020A	45,154
25,000	La Mesa (City of), CA
	(Assessment District No. 98-1);
	Series 1998, RB	5.750	09/02/2023	09/02/2020A	25,430
615,000	Lancaster (City of), CA
	Redevelopment Agency
	Successor Agency (Lancaster
	Public Capital Improvements);
	Series 2010, Ref. RB1	5.500	12/01/2028	12/01/2020A	631,242
2,000,000	Lodi (City of), CA Public
	Financing Authority; Series 2012,
	Ref. RB1	5.250	10/01/2026	04/01/2022A	2,169,600
40,000	Long Beach (City of), CA
	(Community Facilities District No.
	6); Series 2002, RB	6.250	10/01/2026	03/28/2020A	40,082

29 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$1,435,000	Long Beach (City of), CA Bond
	Finance Authority; Series 2007
	A, RB1	5.250%	11/15/2023	11/15/2023 $	1,644,582
100,000	Long Beach (City of), CA Bond
	Finance Authority; Series 2007
	A, RB1	5.500	11/15/2037	05/23/2037B	151,570
2,030,000	Long Beach (City of), CA; Series
	2010 B, RB1	5.000	05/15/2021	05/15/2020A	2,047,844
850,000	Long Beach (City of), CA; Series
	2015, RB1	5.000	05/15/2027	05/15/2025A	986,238
30,000	Long Beach Unified School
	District (Election of 2008); Series
	2009, GO Bonds1	5.750	08/01/2033	03/28/2020A	30,111
40,000	Los Angeles (City of), CA
	(Community Facilities District
	No. 3) (Cascades Business Park);
	Series 1997, RB	6.400	09/01/2022	09/01/2020A	40,493
5,000	Los Angeles (City of), CA (FHA
	Insured Mortgage Loans -
	Section 8 Assisted); Series 1993
	1, Ref. RB1	6.500	07/01/2022	03/13/2020A	5,019
15,000	Los Angeles (City of), CA (FHA
	Insured Mortgage Loans -
	Section 8 Assisted); Series 1993
	II-A, Ref. RB1	5.350	07/01/2022	03/28/2020A	15,046
500,000	Los Angeles (City of), CA
	Department of Airports (Los
	Angeles International Airport);
	Series 2010 D, RB1	5.250	05/15/2029	05/15/2020A	504,645
12,570,000	Los Angeles (City of), CA
	Department of Airports (Los
	Angeles International Airport);
	Series 2018 D, Ref. RB1	5.000	05/15/2030	05/15/2029A	16,664,552
1,500,000	Los Angeles (City of), CA
	Department of Airports; Series
	2010 A, RB1	5.000	05/15/2028	05/15/2020A	1,513,095
1,000,000	Los Angeles (City of), CA
	Department of Airports; Series
	2018 B, Ref. RB1	5.000	05/15/2034	05/15/2028A	1,284,550
5,600,000	Los Angeles (City of), CA
	Department of Water & Power;
	Series 2001 B-2, Ref. VRD RB1	1.140 3	07/01/2035	03/02/2020A	5,600,000
5,000,000	Los Angeles (City of), CA
	Department of Water & Power;
	Series 2018 A, Ref. RB1	5.000	07/01/2038	01/01/2028A	6,435,400
455,000	Madera (County of), CA (Valley
	Children's Hospital); Series 1995,
	COP1	5.750	03/15/2028	03/28/2020A	456,779

30 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$830,000	Madera (County of), CA (Valley
	Children's Hospital); Series 1998,
	COP1	5.000%	03/15/2023	03/25/2020A $	833,096
325,000	Madera (County of), CA Board of
	Education; Series 2011, COP1	6.125	10/01/2036	10/01/2021A	353,262
1,285,000	Manteca Unified School District
	(Community Facilities District No.
	1989-2); Series 2013 F, RB1	5.000	09/01/2027	09/01/2023A	1,461,019
340,000	Marina (City of), CA
	Redevelopment Agency
	Successor Agency; Series 2018
	A, RB	5.000	09/01/2033	09/01/2025A	403,396
250,000	Marina (City of), CA
	Redevelopment Agency
	Successor Agency; Series 2018
	B, RB	5.000	09/01/2033	09/01/2025A	292,730
1,025,000	Marysville (City of), CA (Fremont-
	Rideout Health Group (The));
	Series 2011, RB	5.250	01/01/2027	01/01/2021A	1,063,673
20,000	Maywood (City of), CA
	Public Financing Authority
	(Infrastructure Refinancing);
	Series 2008 A, Ref. RB	7.000	09/01/2028	03/28/2020A	20,041
500,000	Modesto (City of) Irrigation
	District; Series 2011 C, Ref. RB1	5.000	07/01/2030	07/01/2021A	526,245
240,000	Modesto (City of), CA (Golf
	Course Ref.); Series 1993 B,
	COP1	5.000	11/01/2023	05/27/2022B	252,103
1,000,000	Monrovia (City of), CA
	Redevelopment Agency
	Successor Agency (Central
	Redevelopment - Project Area
	No. 1); Series 2013, Ref. RB1	5.000	08/01/2026	08/01/2022A	1,092,990
10,000	Mountain View (City of), CA;
	Series 2004 A, RB1	4.500	06/01/2026	03/28/2020A	10,026
40,000	M-S-R Public Power Agency;
	Series 1991 E, RB	6.000	07/01/2022	03/28/2020A	42,981
10,000	Murrieta Valley Unified School
	District (Election of 2006); Series
	2008, GO Bonds1	4.000	09/01/2020	03/28/2020A	10,024
5,000,000	Northern California Energy
	Authority; Series 2018 A, RB1	4.000 3	07/01/2049	04/01/2024A	5,601,600
835,000	Northern Inyo County Local
	Hospital District; Series 2010,
	RB1	6.375	12/01/2025	12/01/2020A	854,731
550,000	Oakland Unified School District
	(Election of 2006); Series 2012
	A, GO Bonds1	5.000	08/01/2022	09/29/2021B	585,371
5,000,000	Oakland Unified School District;
	Series 2016, Ref. GO Bonds1	5.000	08/01/2030	08/01/2026A	6,241,000

31 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$685,000	Oceanside (City of), CA
	(Community Facilities District No.
	200-1 - Ocean Ranch Corporate
	Centre); Series 2013 A, Ref. RB	5.000%	09/01/2026	09/01/2023A $	763,953
745,000	Oceanside (City of), CA
	(Community Facilities District No.
	200-1 - Ocean Ranch Corporate
	Centre); Series 2013 A, Ref. RB	5.000	09/01/2027	09/01/2023A	830,295
805,000	Oceanside (City of), CA
	(Community Facilities District No.
	200-1 - Ocean Ranch Corporate
	Centre); Series 2013 A, Ref. RB	5.000	09/01/2028	09/01/2023A	894,315
295,000	Ontario (City of), CA
	(Assessment District No. 108);
	Series 1995, RB	7.500	09/02/2020	09/02/2020	304,818
1,495,000	Orange (City of), CA (Community
	Facilities District No. 91-2
	- Serrano Heights Public
	Improvements); Series 2013,
	Ref. RB1	5.000	10/01/2028	10/01/2022A	1,648,462
255,000	Oro Grande Elementary School
	District; Series 2010, COP1	5.625	09/15/2030	09/15/2020A	260,852
50,000	Oxnard (City of), CA Financing
	Authority; Series 2011, Ref. RB1	5.300	06/01/2029	06/01/2021A	52,896
2,000,000	Oxnard (City of), CA Financing
	Authority; Series 2014, Ref. RB1	5.000	06/01/2029	06/01/2024A	2,344,120
845,000	Oxnard (City of), CA Harbor
	District; Series 2011 A, RB1	5.000	08/01/2020	08/01/2020	858,824
460,000	Oxnard School District (Election
	of 2012); Series 2013 B, GO
	Bonds1	5.000	08/01/2026	08/01/2023A	528,402
530,000	Oxnard School District (Election
	of 2012); Series 2013 B, GO
	Bonds1	5.000	08/01/2027	08/01/2023A	608,811
130,000	Palo Alto (City of), CA; Series
	1999 A, Ref. RB1	5.250	06/01/2021	06/01/2020A	131,492
15,000	Palo Alto (City of), CA; Series
	1999 A, Ref. RB1	5.250	06/01/2024	06/01/2020A	15,169
1,625,000	Palomar Health; Series 2016,
	Ref. RB1	5.000	11/01/2031	11/01/2026A	1,947,351
185,000	Perris Elementary School District
	(Election of 2014); Series 2014
	A, GO Bonds1	6.000	08/01/2027	08/01/2024A	224,795
205,000	Perris Elementary School District
	(Election of 2014); Series 2014
	A, GO Bonds1	6.000	08/01/2028	08/01/2024A	248,405
2,000,000	Perris Union High School District;
	Series 2019 A, GO Bonds1	4.000	09/01/2040	09/01/2029A	2,409,600

32 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$850,000	Poway Unified School District
	Public Financing Authority; Series
	2013, RB1	5.000%	09/15/2025	09/15/2023A $	977,288
1,200,000	Poway Unified School District
	Public Financing Authority; Series
	2013, RB1	5.000	09/15/2029	09/15/2023A	1,373,820
3,200,000	Rancho California Water District
	Financing Authority; Series 2019
	A, Ref. RB1	4.000	08/01/2039	02/01/2030A	3,978,816
1,800,000	Rancho Cucamonga (City of), CA
	(Community Facilities District No.
	2003-01 - Improvement Area
	No. 1); Series 2013, Ref. RB	5.750	09/01/2028	03/28/2020A	1,806,192
20,000	Rancho Mirage (City of), CA
	(Reassessment District No. R22-
	85); Series 2002, Ref. RB	5.750	09/02/2022	09/02/2020A	20,225
20,000	Rancho Mirage (City of), CA
	(Reassessment District No. R22-
	85); Series 2002, Ref. RB	5.750	09/02/2026	09/02/2020A	20,218
15,000	Rancho Mirage (City of), CA
	(Reassessment District No. R25-
	90); Series 1998, Ref. RB	5.500	09/02/2024	09/02/2020A	15,123
10,000	Redlands (City of), CA
	(Community Facilities District
	No. 2003-1 - Redlands Business
	Center); Series 2004, RB	5.850	09/01/2033	09/01/2020A	10,104
690,000	Redwood City (City of), CA
	(Community Facilities District No.
	99-1); Series 2012, Ref. RB	5.000	09/01/2029	09/01/2022A	744,710
6,530,000	Richmond (City of), CA Joint
	Powers Financing Authority;
	Series 2016, RB1	5.500	11/01/2029	12/03/2024A	8,050,641
315,000	Riverside (City of), CA (Riverwalk
	Auto Center Assessment District);
	Series 2012, Ref. RB	5.000	09/02/2023	09/02/2020A	323,694
335,000	Riverside (City of), CA (Riverwalk
	Auto Center Assessment District);
	Series 2012, Ref. RB	5.000	09/02/2024	09/02/2020A	344,125
200,000	Riverside (City of), CA (Riverwalk
	Business Center Assessment
	District); Series 2004, RB	6.250	09/02/2029	09/02/2020A	205,756
1,640,000	Riverside (City of), CA Public
	Financing Authority; Series 2012
	A, Ref. RB1	5.000	11/01/2027	11/01/2022A	1,824,680
1,155,000	Riverside (City of), CA Public
	Financing Authority; Series 2012
	A, Ref. RB1	5.000	11/01/2028	11/01/2022A	1,284,741
450,000	Riverside (County of), CA
	(Community Facilities District No.
	04-2); Series 2012, Ref. RB	5.000	09/01/2028	09/01/2022A	488,129

33 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$305,000	Riverside (County of), CA
	Redevelopment Successor
	Agency (Jurupa Valley
	Redevelopment); Series 2011
	B, RB1	5.750%	10/01/2020	10/01/2020 $	313,720
365,000	Romoland School District; Series
	2013, RB	5.000	09/01/2025	09/01/2023A	409,161
440,000	Romoland School District; Series
	2013, RB	5.000	09/01/2026	09/01/2023A	493,425
405,000	Romoland School District; Series
	2013, RB	5.000	09/01/2027	09/01/2023A	453,422
500,000	Romoland School District; Series
	2013, RB	5.000	09/01/2028	09/01/2023A	559,085
190,000	Roseville (City of), CA Natural
	Gas Financing Authority; Series
	2007, RB1	5.000	02/15/2021	02/15/2021	197,019
80,000	Roseville (City of), CA Natural
	Gas Financing Authority; Series
	2007, RB1	5.000	02/15/2023	02/15/2023	88,834
265,000	Roseville (City of), CA Natural
	Gas Financing Authority; Series
	2007, RB1	5.000	02/15/2024	02/15/2024	303,486
100,000	Roseville (City of), CA Natural
	Gas Financing Authority; Series
	2007, RB1	5.000	02/15/2025	02/15/2025	117,827
1,265,000	Sacramento (City of), CA
	(2019 Sacramento Tourism
	Infrastructure District -
	Convention Center Ballroom);
	Series 2019, RB1	4.000	06/01/2034	06/01/2029A	1,537,367
1,760,000	Sacramento (City of), CA
	(2019 Sacramento Tourism
	Infrastructure District -
	Convention Center Ballroom);
	Series 2019, RB1	4.000	06/01/2037	06/01/2029A	2,120,342
325,000	Sacramento (City of), CA
	Financing Authority; Series 1999
	A, RB	6.250	09/01/2023	09/01/2020A	333,557
1,840,000	Sacramento (City of), CA
	Financing Authority; Series 2013
	A, Ref. RB1	5.000	09/01/2024	03/01/2023A	2,052,410
850,000	Sacramento (City of), CA
	Financing Authority; Series 2013
	A, Ref. RB1	5.000	09/01/2025	03/01/2023A	948,515
785,000	Sacramento (City of), CA
	Financing Authority; Series 2013
	A, Ref. RB1	5.000	09/01/2026	03/01/2023A	876,272
455,000	Sacramento (City of), CA
	Financing Authority; Series 2013
	A, Ref. RB1	5.000	09/01/2027	03/01/2023A	507,603

34 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$1,235,000	Sacramento (City of), CA
	Municipal Utility District; Series
	2015, Ref. RB1	5.000%	07/01/2030	07/01/2025A $	1,495,968
795,000	Sacramento (County of), CA
	(Juvenile Courthouse); Series
	2003, COP1	5.000	12/01/2021	03/28/2020A	797,488
555,000	Sacramento (County of), CA
	(Juvenile Courthouse); Series
	2003, COP1	5.000	12/01/2022	03/28/2020A	556,726
430,000	Sacramento (County of), CA
	(Juvenile Courthouse); Series
	2003, COP1	5.000	12/01/2023	03/28/2020A	431,333
320,000	Sacramento (County of), CA
	Housing Authority; Series 2002
	C, RB	5.250	06/01/2027	03/28/2020A	320,432
5,000	Sacramento (County of), CA
	Public Financing Authority; Series
	2003 A, RB1	5.000	12/01/2022	03/28/2020A	5,015
15,000	Sacramento (County of), CA
	Public Financing Authority; Series
	2003 A, RB1	5.125	12/01/2028	03/28/2020A	15,045
3,440,000	Sacramento (County of), CA;
	Series 1991 A, RB1	7.250	10/01/2023	12/21/2021B	3,763,876
2,975,000	Sacramento (County of), CA;
	Series 2010, COP1	5.750	02/01/2030	04/13/2020A	2,991,154
2,200,000	Sacramento (County of), CA;
	Series 2018 C, Ref. RB1	5.000	07/01/2037	07/01/2028A	2,784,606
3,800,000	Sacramento (County of), CA;
	Series 2018 C, Ref. RB1	5.000	07/01/2038	07/01/2028A	4,795,486
55,000	Salinas (City of), CA
	Redevelopment Agency; Series
	1996 A, RB1	5.500	11/01/2023	03/28/2020A	55,204
30,000	San Bernardino (City of), CA
	Joint Powers Financing Authority;
	Series 1999, COP1	5.500	09/01/2020	03/28/2020A	30,108
250,000	San Bernardino (City of), CA
	Joint Powers Financing Authority;
	Series 1999, COP1	5.500	09/01/2024	03/28/2020A	250,870
180,000	San Bernardino (City of), CA
	Joint Powers Financing Authority;
	Series 2005 A, Ref. RB1	5.750	10/01/2023	10/01/2023	206,674
20,000	San Bernardino (City of),
	CA Redevelopment Agency
	Successor Agency; Series 1995,
	RB	7.875	07/01/2025	07/01/2020A	20,337
50,000	San Bernardino Joint Powers
	Financing Authority; Series 2005
	B, Ref. RB1	5.750	10/01/2022	10/01/2022	55,758

35 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$70,000	San Bernardino Joint Powers
	Financing Authority; Series 2005
	B, Ref. RB1	5.750%	10/01/2023	10/01/2023 $	80,400
1,000,000	San Buenaventura (City of), CA
	(Community Memorial Health
	System); Series 2011, RB1	7.500	12/01/2041	12/01/2021A	1,090,870
100,000	San Buenaventura (City of), CA;
	Series 2007 E, COP1	4.750	06/01/2032	03/28/2020A	100,305
165,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.000	09/02/2021	09/02/2020A	167,133
165,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.000	09/02/2022	09/02/2020A	166,944
175,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.000	09/02/2023	09/02/2020A	176,974
185,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.000	09/02/2024	09/02/2020A	187,011
190,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.000	09/02/2025	09/02/2020A	191,957
205,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.125	09/02/2026	09/02/2020A	207,269
215,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.125	09/02/2027	09/02/2020A	217,359
225,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.250	09/02/2028	09/02/2020A	227,507
240,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.375	09/02/2029	09/02/2020A	242,794
250,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.375	09/02/2030	09/02/2020A	252,823
260,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.500	09/02/2031	09/02/2020A	263,068
280,000	San Diego (City of), CA
	(Assessment District No. 4096);
	Series 2013, Ref. RB	5.500	09/02/2032	09/02/2020A	283,307
545,000	San Diego (City of), CA
	Community Facilities District No.
	3; Series 2013, Ref. RB	5.000	09/01/2025	09/01/2023A	609,555
610,000	San Diego (City of), CA
	Community Facilities District No.
	3; Series 2013, Ref. RB	5.000	09/01/2027	09/01/2023A	679,619

36 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$640,000	San Diego (City of), CA
	Community Facilities District No.
	3; Series 2013, Ref. RB	5.000%	09/01/2028	09/01/2023A $	712,390
720,000	San Diego (City of), CA
	Community Facilities District No.
	3; Series 2013, Ref. RB	5.000	09/01/2030	09/01/2023A	799,531
1,250,000	San Diego (City of), CA Public
	Facilities Financing Authority;
	Series 2015 A, RB1	5.000	10/15/2033	10/15/2025A	1,520,225
1,000,000	San Diego (City of), CA Public
	Facilities Financing Authority;
	Series 2015 A, RB1	5.000	10/15/2034	10/15/2025A	1,214,350
95,000	San Diego (City of), CA
	Redevelopment Agency
	Successor Agency; Series 2003
	B, RB1	5.250	09/01/2026	03/28/2020A	95,325
1,465,000	San Diego (County of), CA
	Regional Airport Authority; Series
	2010 A, RB1	5.000	07/01/2040	07/01/2020A	1,486,111
1,520,000	San Diego (County of), CA
	Regional Airport Authority; Series
	2013 B, RB1	5.000	07/01/2026	07/01/2023A	1,725,930
1,000,000	San Diego (County of), CA
	Regional Airport Authority; Series
	2017 B, Sub. RB1	5.000	07/01/2037	07/01/2027A	1,245,020
8,000,000	San Diego (County of), CA
	Regional Transportation
	Commission; Series 2008 B,
	VRD RB1	1.060 3	04/01/2038	03/06/2020A	8,000,000
95,000	San Diego (County of), CA Water
	Authority; Series 1998 A, COP1	4.750	05/01/2028	03/28/2020A	95,286
500,000	San Diego (County of), CA Water
	Authority; Series 2011 B, Ref. RB1	5.000	05/01/2031	05/01/2021A	524,695
20,000	San Francisco (City & County of),
	CA (Bayshore Hester Assessment
	District No. 95-1); Series 1996,
	RB	6.850	09/02/2026	09/02/2020A	20,923
8,000,000	San Francisco (City & County
	of), CA Airport Commission (San
	Francisco International Airport);
	Series 2018 D, RB1	5.250	05/01/2048	05/01/2028A	10,109,840
8,000,000	San Francisco (City & County
	of), CA Airport Commission (San
	Francisco International Airport);
	Series 2019 A, RB1	5.000	05/01/2037	05/01/2029A	10,353,760
5,000,000	San Francisco (City & County
	of), CA Port Commission; Series
	2010 A, RB1	5.125	03/01/2040	03/01/2020A	5,000,000

37 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$500,000	San Francisco (City & County
	of), CA Redevelopment Agency
	Successor Agency; Series 2013
	A, Ref. RB	5.000%	08/01/2023	08/01/2022A $	544,500
2,075,000	San Francisco Bay Area Rapid
	Transit District; Series 2019 A,
	RB1	4.000	07/01/2039	07/01/2027A	2,455,265
920,000	San Gorgonio Memorial Health
	Care District; Series 2013, GO
	Bonds1	5.000	08/01/2024	08/01/2020A	935,152
925,000	San Jacinto (City of), CA
	Community Facilities District No.
	2002-1; Series 2016, Ref. RB	5.000	09/01/2026	09/01/2026	1,124,902
215,000	San Jose (City of), CA (Almaden
	Senior Housing Apartments);
	Series 2001 G, RB1	5.350 3	07/15/2034	03/08/2020A	215,196
25,000	San Jose (City of), CA (El Parador
	Apartments); Series 2000 A, RB1	6.100	01/01/2031	03/28/2020A	25,021
60,000	San Jose (City of), CA
	(Improvement District No. 99-
	218SJ); Series 2001 24-Q, RB	5.750	09/02/2020	09/02/2020	60,659
1,900,000	San Jose (City of), CA (Orvieto
	Family Apartments); Series 2010
	B-1, RB1	4.750	08/01/2029	08/01/2020A	1,926,258
1,000,000	San Jose (City of), CA; Series
	2011 A-1, RB1	6.250	03/01/2034	03/01/2021A	1,051,720
500,000	San Jose (City of), CA; Series
	2017 A, Ref. RB1	5.000	03/01/2035	03/01/2027A	618,225
1,000,000	San Jose (City of), CA; Series
	2017 A, Ref. RB1	5.000	03/01/2036	03/01/2027A	1,234,140
1,250,000	San Jose (City of), CA; Series
	2017 A, Ref. RB1	5.000	03/01/2037	03/01/2027A	1,539,913
15,000	San Luis Obispo (County of), CA;
	Series 2007, COP1	4.250	10/15/2026	03/28/2020A	15,043
5,000	Santa Clara (County of), CA
	Housing Authority; Series 2001
	A, RB1	5.700	08/01/2021	03/28/2020A	5,018
20,000	Santa Clara (County of), CA
	Housing Authority; Series 2001
	A, RB1	5.700	08/01/2021	03/28/2020A	20,059
1,715,000	Santa Clara (County of), CA
	Housing Authority; Series 2001
	A, RB1	5.850	08/01/2031	03/28/2020A	1,721,140
1,430,000	Santa Clara (County of), CA
	Housing Authority; Series 2010
	A-1, RB1	4.750	11/01/2027	11/01/2020A	1,464,306
635,000	Santa Clarita (City of), CA
	Community Facilities District No.
	2002-1 (Valencia Town Center);
	Series 2012, Ref. RB	5.000	11/15/2023	11/15/2022A	696,557

38 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$325,000	Santa Clarita (City of), CA
	Community Facilities District No.
	2002-1 (Valencia Town Center);
	Series 2012, Ref. RB	5.000%	11/15/2024	11/15/2022A $	356,320
925,000	Santa Clarita (City of), CA
	Community Facilities District No.
	2002-1 (Valencia Town Center);
	Series 2012, Ref. RB	5.000	11/15/2025	11/15/2022A	1,012,403
785,000	Santa Clarita (City of), CA
	Community Facilities District No.
	2002-1 (Valencia Town Center);
	Series 2012, Ref. RB	5.000	11/15/2027	11/15/2022A	856,796
1,170,000	Santa Clarita (City of), CA
	Community Facilities District No.
	2002-1 (Valencia Town Center);
	Series 2012, Ref. RB	5.000	11/15/2028	11/15/2022A	1,274,879
20,000	Santa Nella (County of), CA
	Water District; Series 1998,
	Ref. RB	6.250	09/02/2028	09/02/2020A	20,004
10,000	Santa Rosa (City of), CA (Nielsen
	Ranch Assessment District);
	Series 1996, RB	6.700	09/02/2022	09/02/2020A	10,161
710,000	Saugus Union School District;
	Series 2013, Ref. RB	5.000	09/01/2025	09/01/2023A	792,559
770,000	Saugus Union School District;
	Series 2013, Ref. RB	5.000	09/01/2026	09/01/2023A	859,859
830,000	Saugus Union School District;
	Series 2013, Ref. RB	5.000	09/01/2027	09/01/2023A	925,027
895,000	Saugus Union School District;
	Series 2013, Ref. RB	5.000	09/01/2028	09/01/2023A	995,267
10,000	School Facilities Financing
	Authority (Grant Joint Union
	High School District); Series 2008
	A, RB1	4.625	08/01/2034	03/28/2020A	10,026
1,390,000	Selma (City of), CA
	Redevelopment Agency; Series
	2010 A, RB	5.750	09/01/2024	03/28/2020A	1,391,738
10,000	Sequoia Healthcare District;
	Series 1993, RB	5.375	08/15/2023	12/01/2021A	10,851
25,000	Simi Valley (City of), CA
	Community Development Agency
	(Merged Tapo Canyon & West
	End Community Development);
	Series 2003, Ref. RB1	5.000	09/01/2030	03/28/2020A	25,077
25,000	Simi Valley (City of), CA
	Community Development Agency
	(Merged Tapo Canyon & West
	End Community Development);
	Series 2003, Ref. RB1	5.250	09/01/2021	03/28/2020A	25,086

39 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$1,020,000	Sonora Union High School
	District; Series 2013 A, GO
	Bonds1	5.625%	08/01/2029	08/01/2023A $	1,177,019
1,925,000	South Gate Utility Authority;
	Series 2012, RB1	5.250	10/01/2027	10/01/2022A	2,154,672
1,115,000	South Pasadena (City of), CA;
	Series 2016, Ref. RB1	5.000	10/01/2036	10/01/2026A	1,389,156
20,000	Southern California Public Power
	Authority; Series 1992, RB1	5.750	07/01/2021	03/28/2020A	20,077
1,170,000	Southern California Tobacco
	Securitization Authority
	(San Diego County Asset
	Securitization Corp.); Series
	2019, Ref. RB1	5.000	06/01/2037	12/01/2029A	1,501,988
2,000,000	Southern California Tobacco
	Securitization Authority
	(San Diego County Asset
	Securitization Corp.); Series
	2019, Ref. RB1	5.000	06/01/2038	12/01/2029A	2,557,280
1,810,000	Southern California Tobacco
	Securitization Authority
	(San Diego County Asset
	Securitization Corp.); Series
	2019, Ref. RB1	5.000	06/01/2039	12/01/2029A	2,308,782
7,500,000	Southern California Tobacco
	Securitization Authority
	(San Diego County Asset
	Securitization Corp.); Series
	2019, Ref. RB1	5.000	06/01/2048	03/11/2027A	9,207,000
260,000	Southern Mono Health Care
	District; Series 2012, Ref. GO
	Bonds1	5.000	08/01/2021	08/01/2021	274,157
5,000	Stockton (City of), CA Public
	Financing Authority; Series
	1998, RB	5.800	09/02/2020	03/02/2020A	5,000
25,000	Stockton (City of), CA Public
	Financing Authority; Series 2004,
	RB1	5.375	09/01/2021	03/17/2020A	25,046
1,700,000	Stockton (City of), CA Public
	Financing Authority; Series 2010
	A, RB1	6.250	10/01/2040	10/01/2023A	2,032,792
20,000	Sulphur Springs Union School
	District; Series 2013 A, Ref. RB1	4.125	09/01/2033	09/01/2020A	20,911
15,000	Sunnyvale (City of), CA; Series
	1998 A, COP1	5.000	10/01/2022	03/28/2020A	15,049
300,000	Sutter & Butte (Counties of), CA
	Flood Agency; Series 2013, RB1	5.000	10/01/2025	10/01/2023A	343,077
415,000	Sutter & Butte (Counties of), CA
	Flood Agency; Series 2013, RB1	5.000	10/01/2026	10/01/2023A	474,274

40 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$700,000	Sutter & Butte (Counties of), CA
	Flood Agency; Series 2013, RB1	5.000%	10/01/2027	10/01/2023A $	799,449
1,465,000	Sutter & Butte (Counties of), CA
	Flood Agency; Series 2013, RB1	5.000	10/01/2028	10/01/2023A	1,670,906
1,490,000	Sutter & Butte (Counties of), CA
	Flood Agency; Series 2013, RB1	5.000	10/01/2029	10/01/2023A	1,697,155
825,000	Tejon Ranch Public Facilities
	Finance Authority (Community
	Facilities District No. 2000-1 -
	Tejon Industrial Complex Public
	Improvements); Series 2012,
	Ref. RB	5.250	09/01/2028	09/01/2022A	899,720
35,000	Tracy (City of), CA Community
	Facilities District No. 93-1 (I-205
	Parcel GL-17); Series 1996 A, RB	6.300	09/01/2026	03/28/2020A	35,674
25,000	Tracy (City of), CA Community
	Facilities District No. 93-1 (I-205
	Parcel GL-17); Series 2002, RB	6.250	09/01/2032	03/28/2020A	25,064
30,000	Truckee (Town of), CA Donner
	Public Utility District (Community
	Facilities District No. 04-1); Series
	2004, RB	5.800	09/01/2035	05/26/2033B	29,813
420,000	Tustin (City of), CA Community
	Facilities District; Series 2013,
	Ref. RB1	5.000	09/01/2024	09/01/2023A	474,575
445,000	Tustin (City of), CA Community
	Facilities District; Series 2013,
	Ref. RB1	5.000	09/01/2025	09/01/2023A	502,579
470,000	Tustin (City of), CA Community
	Facilities District; Series 2013,
	Ref. RB1	5.000	09/01/2026	09/01/2023A	529,981
490,000	Tustin (City of), CA Community
	Facilities District; Series 2013,
	Ref. RB1	5.000	09/01/2027	09/01/2023A	551,260
515,000	Tustin (City of), CA Community
	Facilities District; Series 2013,
	Ref. RB1	5.000	09/01/2028	09/01/2023A	578,103
125,000	Twentynine Palms (City of),
	CA Redevelopment Agency
	Successor Agency; Series 2011
	A-4, RB1	7.125	09/01/2026	09/01/2021A	136,959
250,000	Ukiah (City of), CA
	Redevelopment Agency; Series
	2011 A, RB1	6.500	12/01/2028	06/01/2021A	268,128
6,000,000	University of California; Series
	2013 AL-1, VRD RB1	1.150 3	05/15/2048	03/02/2020A	6,000,000
150,000	Vacaville (City of), CA
	Redevelopment Agency
	Successor Agency; Series 2000
	A, Ref. RB1	6.000	11/01/2024	03/13/2020A	150,795

41 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$5,000	Vallejo (City of), CA Public
	Financing Authority; Series 1990
	A, RB	7.500%	09/01/2020	09/01/2020 $	5,136
30,000	Vallejo (City of), CA; Series 2003
	A, RB	6.000	09/01/2026	09/01/2020A	30,297
30,000	Vallejo (City of), CA; Series 2003
	A, RB	6.125	09/01/2034	09/01/2020A	30,307
1,230,000	Vernon (City of), CA; Series 2009
	A, RB1	5.125	08/01/2021	03/10/2020A	1,248,794
850,000	Vernon (City of), CA; Series 2012
	A, RB1	5.125	08/01/2033	08/01/2022A	919,420
25,000	Victorville (City of), CA
	Redevelopment Agency; Series
	2002 A, RB1	5.125	12/01/2031	03/28/2020A	25,081
5,000	Vista Unified School District;
	Series 1998, COP1	5.125	05/01/2023	05/01/2020A	5,035
5,000	Wasco (City of), CA Public
	Financing Authority; Series
	1994, RB	7.500	09/15/2023	03/28/2020A	5,013
875,000	West Hollywood (City of),
	CA Community Development
	Department (East Side
	Redevelopment); Series 2011
	A, RB1	7.000	09/01/2026	09/01/2021A	961,993
1,000,000	West Hollywood (City of),
	CA Community Development
	Department (East Side
	Redevelopment); Series 2011
	A, RB1	7.250	09/01/2031	09/01/2021A	1,102,770
2,335,000	Western Riverside Water &
	Wastewater Financing Authority;
	Series 2013 A-1, Ref. RB1	5.000	09/01/2025	09/01/2023A	2,654,848
1,150,000	Western Riverside Water &
	Wastewater Financing Authority;
	Series 2013 B, Ref. RB	5.000	09/01/2025	03/28/2020A	1,152,910
1,255,000	Western Riverside Water &
	Wastewater Financing Authority;
	Series 2013 B, Ref. RB	5.000	09/01/2027	03/28/2020A	1,257,974
835,000	William S. Hart Union High
	School District; Series 2013,
	Ref. RB	5.000	09/01/2025	09/01/2023A	935,726
155,000	Yuba (County of), CA; Series
	2015, COP1	5.000	02/01/2024	08/01/2020A	157,666
165,000	Yuba (County of), CA; Series
	2015, COP1	5.000	02/01/2025	08/01/2020A	167,838
170,000	Yuba (County of), CA; Series
	2015, COP1	5.000	02/01/2026	08/01/2020A	172,916
180,000	Yuba (County of), CA; Series
	2015, COP1	5.000	02/01/2027	08/01/2020A	183,080

42 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
California (Continued)
$190,000	Yuba (County of), CA; Series
	2015, COP1	5.000%	02/01/2028	08/01/2020A $	193,243
200,000	Yuba (County of), CA; Series
	2015, COP1	5.000	02/01/2029	08/01/2020A	203,406
					585,932,183

U.S. Possessions—7.9%
12,504,000	Children's Trust Fund; Series
	2002, RB1	5.375	05/15/2033	03/28/2020A	12,848,110
3,000,000	Children's Trust Fund; Series
	2002, RB1	5.500	05/15/2039	03/28/2020A	3,090,060
150,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2020	10/01/2020	153,385
150,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2021	10/01/2021	159,394
155,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2022	10/01/2022	170,782
265,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2025	10/01/2022A	292,205
225,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2026	10/01/2022A	248,031
155,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref.
	RB1	5.000	10/01/2027	10/01/2022A	170,731
45,000	Puerto Rico (Commonwealth of)
	Aqueduct & Sewer Authority;
	Series 2008 A, RB, AGC1	6.125 2	07/01/2024	08/14/2022B	48,670
175,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2004 PP, Ref. RB, NPFGC	5.000	07/01/2022	03/28/2020A	177,975
470,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2004 PP, Ref. RB, NPFGC	5.000	07/01/2025	03/28/2020A	481,341
3,690,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 RR, RB, NPFGC	5.000	07/01/2023	03/28/2020A	3,761,955
520,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 RR, RB, NPFGC	5.000	07/01/2024	03/28/2020A	531,440
100,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 SS, Ref. RB, NPFGC	5.000	07/01/2024	03/28/2020A	102,200
25,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 SS, Ref. RB, NPFGC	5.000	07/01/2025	03/28/2020A	25,603

43 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$455,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2007 UU, Ref. RB, AGC	5.000%	07/01/2024	03/28/2020A $	466,625
70,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003 G, RB4	5.000	07/01/2022	07/01/2022	63,525
175,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB, AGC1	5.000	07/01/2028	03/28/2020A	179,436
600,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2004 J, RB,
	NPFGC1	5.000	07/01/2029	03/28/2020A	615,186
1,000,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2005 L, Ref. RB4	5.250	07/01/2022	03/28/2020A	907,500
2,365,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2000, RB	6.625	06/01/2026	03/28/2020A	2,447,775
100,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	04/01/2021	04/01/2021	103,367
50,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2021	10/01/2021	51,961
100,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	04/01/2022	04/01/2022	104,115
40,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2002 A, RB, AGC1	4.750	08/01/2022	03/28/2020A	40,872
830,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2002 A, RB, AGC1	5.250	08/01/2020	03/28/2020A	839,869
1,270,000	Puerto Rico (Commonwealth of);
	Series 2001 A, Ref. GO Bonds,
	NPFGC	5.500	07/01/2020	07/01/2020	1,283,043
370,000	Puerto Rico (Commonwealth of);
	Series 2003 C-7, Ref. GO Bonds,
	NPFGC1	6.000	07/01/2027	03/28/2020A	381,178
200,000	Puerto Rico (Commonwealth of);
	Series 2006, Ref. GO Bonds5	5.000	07/01/2022	07/01/2022	164,500

44 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$1,000,000	Puerto Rico (Commonwealth of);
	Series 2008 A, Ref. GO Bonds5	5.000%	07/01/2020	07/01/2020 $	817,500
560,000	Puerto Rico (Commonwealth of);
	Series 2009 A, Ref. GO Bonds5	5.625	07/01/2031	02/04/2031B	464,800
2,000,000	Puerto Rico (Commonwealth of);
	Series 2011 E, GO Bonds5	6.000	07/01/2029	07/01/2029	1,700,000
100,000	Puerto Rico (Commonwealth of);
	Series 2011 E, Ref. GO Bonds5	5.375	07/01/2030	07/01/2030	82,625
1,750,000	Puerto Rico Public Finance Corp.;
	Series 2011 B, RB5	5.500	08/01/2031	07/17/2029B	72,187
600,000	Puerto Rico Public Finance Corp.;
	Series 2011 B, RB5	6.000	08/01/2024	08/01/2024	24,750
1,400,000	Puerto Rico Public Finance Corp.;
	Series 2011 B, RB5	6.000	08/01/2025	08/01/2025	57,750
3,300,000	Puerto Rico Public Finance Corp.;
	Series 2011 B, RB5	6.000	08/01/2026	08/01/2026	136,125
151,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	3.973 6	07/01/2024	07/09/2023B	138,168
290,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	3.971 6	07/01/2027	08/15/2026B	248,072
754,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.440 6	07/01/2029	01/12/2029B	611,713
4,057,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.500	07/01/2034	07/01/2025A	4,465,094
4,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.550	07/01/2040	07/01/2028A	4,511
8,544,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.542 6	07/01/2031	07/01/2028A	6,449,011
4,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.750	07/01/2053	07/01/2028A	4,528
1,125,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.090 6	07/01/2033	07/01/2028A	791,730
5,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.000	07/01/2058	07/01/2028A	5,734
5,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.894 6	07/01/2046	07/01/2028A	1,488
5,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.951 6	07/01/2051	07/01/2028A	1,081
1,547,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB	4.329	07/01/2040	07/01/2028A	1,719,336
46,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB	4.536	07/01/2053	07/01/2028A	51,354
620,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB	4.784	07/01/2058	07/01/2028A	700,755
315,000	University of Puerto Rico; Series
	2006 P, Ref. RB	5.000	06/01/2024	06/01/2024	314,213
100,000	University of Puerto Rico; Series
	2006 P, Ref. RB, NPFGC	5.000	06/01/2024	03/28/2020A	102,174

45 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

				Effective
Principal Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$540,000	University of Puerto Rico; Series
	2006 Q, RB	5.000%	06/01/2021	03/28/2020A	$540,675
25,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2022	03/28/2020A	25,413
300,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2023	03/28/2020A	304,956
90,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2024	03/28/2020A	91,489
170,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2025	03/28/2020A	172,812
125,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2026	03/28/2020A	127,066
					50,137,944

Total Investments, at Value (Cost $601,726,168)—99.9%					636,070,127
Borrowings-(1.4)					(8,900,000)
Net Other Assets (Liabilities)—1.5					9,624,724
Net Assets—100.0%					$636,794,851

Footnotes to Schedule of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.Optional call date; corresponds to the most conservative yield calculation.

B.Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C.Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6.Zero coupon bond reflects effective yield on the original acquisition date.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
CHF	City Hospital Foundation
COP	Certificates of Participation

46 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FHA	Federal Housing Agency/Authority
GO	General Obligation
IDR	Industrial Development Revenue Bonds
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
Ref.	Refunding
RN	Revenue Note
Sub.	Subordinated
UCR	University of California Riverside
VRD	Variable Rate Demand

See accompanying Notes to Financial Statements.

47 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $601,726,168)—see accompanying schedule of investments	$636,070,127
Cash	656,910
Receivables and other assets:
Interest	7,672,101
Shares of beneficial interest sold	2,198,499
Investments matured, at value (Cost $287,743)	220,556
Other	343,364
Total assets	647,161,557

Liabilities
Payables and other liabilities:
Payable for borrowings	8,900,000
Shares of beneficial interest redeemed	897,498
Dividends	188,208
Distribution and service plan fees	108,197
Transfer and shareholder servicing agent fees	60,792
Trustees' compensation	39,774
Shareholder communications	27,605
Advisory fees	14,332
Interest expense on borrowings	1,226
Administration fees	498
Other	128,576
Total liabilities	10,366,706

Net Assets	$636,794,851

Composition of Net Assets
Shares of beneficial interest	$658,711,302
Total accumulated loss	(21,916,451)
Net Assets	$636,794,851

48 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $255,461,461 and
74,769,885 shares of beneficial interest outstanding)	$3.42
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.51

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $74,036,966 and 21,767,009 shares of
beneficial interest outstanding)	$3.40

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$298,244,782 and 87,034,737 shares of beneficial interest outstanding)	$3.43

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$9,051,642 and 2,651,992 shares of beneficial interest outstanding)	$3.41

See accompanying Notes to Financial Statements.

49 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$11,739,528	$18,351,028
Expenses
Advisory fees	1,417,488	2,155,124
Administration fees	49,287	6,455
Distribution and service plan fees:
Class A	343,429	474,493
Class C	432,579	906,265
Transfer and shareholder servicing agent fees:
Class A	95,237	179,405
Class C	29,848	86,103
Class Y	110,099	201,240
Class R6	124	13
Shareholder communications:
Class A	13,368	9,829
Class C	4,134	7,983
Class Y	15,456	15,761
Class R6	42	1
Borrowing fees	182,331	386,253
Trustees' compensation	13,095	9,073
Interest expense on borrowings	8,184	123,540
Custodian fees and expenses	1,965	2,861
Interest expense and fees on short-term floating rate notes issued	—	115,417
Other	85,150	195,371
Total expenses	2,801,816	4,875,187
Less waivers and reimbursements of expenses	(235)	(30,454)
Net expenses	2,801,581	4,844,733

Net Investment Income	8,937,947	13,506,295

Realized and Unrealized Gain
Net realized gain (loss) on investment transactions	106,923	(16,520,820)

Net change in unrealized appreciation/(depreciation) on investment
transactions	16,170,830	40,907,799

Net Increase in Net Assets Resulting from Operations	$25,215,700	$37,893,274

See accompanying Notes to Financial Statements.

50 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$8,937,947	$13,506,295	$12,851,143

Net realized gain (loss)	106,923	(16,520,820)	(11,609,940)

Net change in unrealized appreciation/(depreciation)	16,170,830	40,907,799	9,626,108
Net increase in net assets resulting from operations	25,215,700	37,893,274	10,867,311

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(3,430,588)	(4,734,729)	(5,831,861)
Class B	—	—	(2,105)
Class C	(752,219)	(1,566,741)	(2,238,782)
Class Y	(4,339,342)	(5,846,566)	(5,046,994)
Class R6	(12,092)	(766)	—
Total distributions from distributable earnings
	(8,534,241)	(12,148,802)	(13,119,742)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	27,999,307	28,410,581	(55,555,685)
Class B	—	—	(210,828)
Class C	(4,765,696)	(22,393,231)	(27,702,841)
Class Y	38,546,392	60,255,736	(11,891,142)
Class R6	8,790,878	164,630	—
Total beneficial interest transactions
	70,570,881	66,437,716	(95,360,496)

Net Assets
Total increase (decrease)	87,252,340	92,182,188	(97,612,927)

Beginning of period	549,542,511	457,360,323	554,973,250
End of period
	$636,794,851	$549,542,511	$457,360,323

See accompanying Notes to Financial Statements.

51 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29,   Year Ended      Year Ended     Year Ended     Year Ended        Year Ended

          2020   July 31, 2019     July 31, 2018     July 31, 2017   July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$3.32	$3.16	$3.15	$3.29	$3.20	$3.29
Income (loss) from investment
operations:
Net investment income1	0.05	0.09	0.09	0.10	0.11	0.12
Net realized and unrealized
gain (loss)	0.10	0.15	0.01	(0.13)	0.10	(0.08)
Total from investment
operations	0.15	0.24	0.10	(0.03)	0.21	0.04
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.05)	(0.08)	(0.09)	(0.11)	(0.12)	(0.13)
Net asset value, end of period	$3.42	$3.32	$3.16	$3.15	$3.29	$3.20

Total Return, at Net Asset
Value2	4.51%	7.69%	3.19%	(0.81)%	6.52%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$255,461	$220,719	$182,533	$239,256	$253,173	$299,041
Average net assets (in
thousands)	$237,394	$191,185	$204,433	$254,686	$278,049	$345,303
Ratios to average net assets:3
Net investment income	2.60%	2.75%	2.79%	3.25%	3.54%	3.56%
Expenses excluding specific
expenses listed below	0.78%	0.82%	0.85%	0.81%	0.81%	0.79%
Interest and fees from
borrowings	0.06%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term
floating rate notes issued	0.00%	0.02%4	0.02%4	0.02%4	0.01%4	0.01%4
Total expenses	0.84%	0.95%	0.98%	0.91%	0.95%	0.89%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.84%	0.94%	0.98%	0.91%	0.95%	0.89%
Portfolio turnover rate5	13%	36%	20%	21%	13%	39%

52 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

53 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C

Seven Months Ended

February 29,  Year Ended     Year Ended     Year Ended      Year Ended      Year Ended

        2020   July 31, 2019     July 31, 2018     July 31, 2017     July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$3.31	$3.15	$3.14	$3.28	$3.19	$3.28
Income (loss) from investment
operations:
Net investment income1	0.04	0.06	0.06	0.08	0.09	0.09
Net realized and unrealized
gain (loss)	0.08	0.16	0.01	(0.13)	0.09	(0.08)
Total from investment
operations	0.12	0.22	0.07	(0.05)	0.18	0.01
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.03)	(0.06)	(0.06)	(0.09)	(0.09)	(0.10)
Net asset value, end of period	$3.40	$3.31	$3.15	$3.14	$3.28	$3.19

Total Return, at Net Asset
Value2	3.76%	6.91%	2.43%	(1.56)%	5.76%	0.22%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$74,037	$76,761	$94,579	$122,816	$137,410	$152,646
Average net assets (in
thousands)	$74,288	$90,610	$106,144	$130,783	$146,397	$156,790
Ratios to average net assets:3
Net investment income	1.84%	1.99%	2.03%	2.50%	2.79%	2.77%
Expenses excluding specific
expenses listed below	1.53%	1.58%	1.60%	1.57%	1.56%	1.55%
Interest and fees from
borrowings	0.06%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term
floating rate notes issued	0.00%	0.02%4	0.02%4	0.02%4	0.01%4	0.01%4
Total expenses	1.59%	1.71%	1.73%	1.67%	1.70%	1.65%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.59%	1.70%	1.73%	1.67%	1.70%	1.65%
Portfolio turnover rate5	13%	36%	20%	21%	13%	39%

54 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

55 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y

Seven Months Ended

February 29,  Year Ended     Year Ended      Year Ended     Year Ended       Year Ended

        2020     July 31, 2019    July 31, 2018    July 31, 2017    July 31, 2016   July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$3.33	$3.17	$3.16	$3.30	$3.21	$3.30
Income (loss) from investment
operations:
Net investment income1	0.06	0.10	0.09	0.11	0.12	0.12
Net realized and unrealized
gain (loss)	0.09	0.15	0.02	(0.13)	0.09	(0.08)
Total from investment
operations	0.15	0.25	0.11	(0.02)	0.21	0.04
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.05)	(0.09)	(0.10)	(0.12)	(0.12)	(0.13)
Net asset value, end of period	$3.43	$3.33	$3.17	$3.16	$3.30	$3.21

Total Return, at Net Asset
Value2	4.64%	7.93%	3.43%	(0.57)%	6.76%	1.22%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$298,245	$251,897	$180,248	$192,683	$146,620	$160,037
Average net assets (in
thousands)	$274,513	$215,197	$164,291	$164,605	$150,663	$161,312
Ratios to average net assets:3
Net investment income	2.84%	2.99%	3.03%	3.43%	3.78%	3.76%
Expenses excluding specific
expenses listed below	0.53%	0.58%	0.60%	0.57%	0.57%	0.55%
Interest and fees from
borrowings	0.06%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term
floating rate notes issued	0.00%	0.02%4	0.02%4	0.02%4	0.01%4	0.01%4
Total expenses	0.59%	0.71%	0.73%	0.67%	0.71%	0.65%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.59%	0.70%	0.73%	0.67%	0.71%	0.65%
Portfolio turnover rate5	13%	36%	20%	21%	13%	39%

56 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

57 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Seven Months
	Ended	Period
Class R6	February 29,	Ended
	2020 July 31, 20191
Per Share Operating Data
Net asset value, beginning of period	$3.32	$3.29
Income (loss) from investment operations:
Net investment income2	0.05	0.02
Net realized and unrealized gain	0.09	0.03
Total from investment operations	0.14	0.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.02)
Net asset value, end of period	$3.41	$3.32

Total Return, at Net Asset Value3	4.38%	1.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,052	$166
Average net assets (in thousands)	$706	$143
Ratios to average net assets:4
Net investment income	2.94%	3.09%
Expenses excluding specific expenses listed below	0.50%	0.52%
Interest and fees from borrowings	0.06%	0.11%
Interest and fees on short-term floating rate notes issued	0.00%	0.02%5
Total expenses	0.56%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.50%	0.60%
Portfolio turnover rate6	13%	36%

58 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

59 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Limited Term California Municipal Fund (the "Fund") is a series portfolio of AIM Tax Exempt Funds (Invesco Tax Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Limited Term California Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

The Fund's investment objective is to seek tax-free income.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to the last day of February.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit

60 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and

61 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to

62 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

63 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the period ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.81%, 1.57%, 0.57% and 0.47%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

64 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

For the period ended February 29, 2020, the Adviser reimbursed fund expenses of $235 for Class R6.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the period ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended February 29, 2020, IDI advised the Fund that IDI retained $5,674 in front-end sales commissions from the sale of Class A shares and $12,456 and $597 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

65 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

66 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,615
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	10,187

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 – Tax Information

Tax Character of Distributions to Shareholders for the Seven Month Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

	2020	2019	2018
Ordinary income	$487,280	$59,836	$34,444
Ordinary income – Tax-exempt	8,046,961	12,088,966	13,085,298
Total distributions	$8,534,241	$12,148,802	$13,119,742

67 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$5,425,623
Net unrealized appreciation - investments	33,673,654
Temporary book/tax differences	(224,659)
Capital loss carryforward	(60,791,070)
Shares of beneficial interest	658,711,302
Total net assets	$636,794,850

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to interest accrual on defaulted bonds and amortization adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	17,521,828	$43,269,242	$60,791,070

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 29, 2020 was $157,942,456 and $75,710,134, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments Aggregate unrealized (depreciation) of investments Net unrealized appreciation of investments

$ 42,016,006 (8,342,352)

$33,673,654

Cost of investments for tax purposes is $602,617,029.

68 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	14,461,114	$48,460,961	19,934,970	$64,737,195	13,165,658	$40,690,654
Automatic
Conversion
Class C
to Class A
Shares	1,363,818	4,561,001	—	—	—	—
Dividends
and/or
distributions
reinvested	900,373	3,023,110	1,245,311	4,021,539	1,611,290	4,989,976
Redeemed	(8,362,783)	(28,045,765)	(12,543,890)	(40,348,153)	(32,869,514)	(101,236,315)
Net increase	8,362,522	$27,999,307	8,636,391	$28,410,581	(18,092,566)	$(55,555,685)
(decrease)

Class B
Sold	—	$—	—	$—	158	$594
Dividends
and/or
distributions
reinvested	—	—	—	—	688	2,105
Redeemed3	—	—	—	—	(67,755)	(213,527)
Net increase	— $	—	— $	—	(66,909)	$(210,828)
(decrease)

Class C
Sold	2,363,634	$7,877,021	3,311,988	$10,619,660	3,095,609	$9,529,344
Dividends
and/or
distributions
reinvested	172,506	576,478	370,885	1,190,862	553,571	1,707,372
Automatic
Conversion	(1,368,467)	(4,561,001)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(2,596,951)	(8,658,194)	(10,544,696)	(34,203,753)	(12,689,584)	(38,939,557)
Net increase	(1,429,278)	$(4,765,696)	(6,861,823)	$(22,393,231)	(9,040,404)	$(27,702,841)
(decrease)

Class Y
Sold	22,886,707	$77,022,683	34,589,393	$111,574,259	32,839,142	$102,147,661
Dividends
and/or
distributions
reinvested	1,142,878	3,848,743	1,544,428	5,007,152	1,313,059	4,080,536
Redeemed	(12,569,245)	(42,325,034)	(17,447,258)	(56,325,675)	(38,184,907)	(118,119,339)

69 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Net increase	11,460,340	$38,546,392	18,686,563	$60,255,736	(4,032,706)	$(11,891,142)
(decrease)

Class R64
Sold	2,600,520	$8,785,555	50,014	$165,015	—	$—
Dividends
and/or
distributions
reinvested	2,682	9,056	185	615	—	—
Redeemed	(1,106)	(3,733)	(303)	(1,000)	—	—
Net increase	2,602,096	$8,790,878	49,896	$164,630	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 331/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to February 29, 2020, the Fund incurred fees of $289,209. The average daily balance of borrowings under this agreement is $701,878 with a weighted average interest rate of 2.00%. The carrying amount of the Fund's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

70 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Note 10 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

71 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of

72 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

73 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for seven months ended February 29, 2020:

Federal and State Income Tax
Tax-Exempt Interest Dividends*	94.29%

*The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

74 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

75 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

76 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

77 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

78 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

79 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

80 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

81 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

82 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

83 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

84 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

85 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

86 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	Citibank, N.A.
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	111 Wall Street
Suite 2600	Washington, D.C. 20001	Suite 1000	New York, NY 10005
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

87 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

88 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

89 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

90 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

91 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROLTCAM-AR-1 04282020

Shareholder Report for the

Seven Months Ended 02/29/2020

Invesco

Oppenheimer

Rochester® New

Jersey Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester New Jersey Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	8
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	49
Tax Information	51
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	52
Trustees and Officers	53
Invesco's Privacy Notice	65

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	11.61%	6.87%	9.46%
5-Year	4.69	3.78	4.01
10-Year	5.21	4.76	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

Performance Summary

The Fund's Class A shares (without sales charge) returned 11.61% during 1-year reporting period ended February 29, 2020, outperforming the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%. During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 6.00%, outperforming the Index which returned 4.66%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

Market conditions and your Fund

New Jersey revenues are up 6.1% year over year through the end of January

2020.1 However, a large part of this was due to one-time, non-recurring sources, specifically corporate business tax (CBT) revenues that experienced a boost due to the implementation of a CBT surtax on January 1, 2018 (fiscal year 2018). The 2.5% surtax runs through the end of 2019 (1st half of FY20), at which point the surtax drops to 1.5%; the surtax is set to expire at the end of 2021. The current situation with the Coronavirus will also likely put a damper on revenue growth for the remainder of FY20.

Additional financial pressures could arise due to the potential impact of recent stock market returns on the state's pension fund. Prior to the market sell-off, pension contributions were scheduled to increase by $700 million in FY21 (fiscal year end June 30) and the annual contribution amounts could increase in the future, potentially making it more difficult for the state to pass a structurally balanced budget for FY21. Additionally, because New Jersey's pension funded ratio is currently at 26% and because the state not yet fully funding its annual pension costs, budgetary flexibility is low.

The state's economy appeared to have been slowing, with the six-month Philly Fed Leading Index (as of December 2019) projecting the state's coincident index to increase by 0.8% over the next six months, compared to the national average of 1.5%.2

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

4 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet to be fully realized and should continue to drive performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as

2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Fund flows totaled $97.2 billion from February 2019 through February 2020.7

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, government appropriation, and General Obligation bonds, the Fund's largest, second largest, and eighth largest sectors, respectively - significantly contributed to the Fund's performance. Transportation infrastructure and education, among other sectors, were also strong contributors to the Fund's performance. The security selection in sales tax revenue was a detractor.

5 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester New Jersey Municipal Fund and for sharing our long-term investment horizon.

1 Source: New Jersey Office of Legislative Services.

2 Source: Federal Reserve Bank of Philadelphia

3 Source: Bloomberg Barclays

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Mark Paris, Joshua

Cooney, Elizabeth S. Mossow, Timothy

O'Reilly, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation

6 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Industrial Development Revenue/	16.1%
Pollution Control Revenue
12.1
Tobacco Settlement
Dedicated Tax	10.6
Higher Education	8.5
Other Transportation	8.1
Charter School	7.5
Hospital	6.4
Prerefunded/Escrowed to Maturity	6.3
State General Obligation	3.8
Port	3.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	0.0%	2.4%	2.4%
AA	16.8	0.0	16.8
A	22.6	0.0	22.6
BBB	34.3	0.0	34.3
BB or lower	14.3	9.6	23.9
Total	88.0%	12.0%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

8 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (ONJAX)	3/1/94	11.61%	4.69%	5.21%	4.84%
Class C (ONJCX)	8/29/95	10.92	3.97	4.45	4.63
Class Y (ONJYX)	11/29/10	11.86	4.89	N/A	5.40
Class R6 (IORJX)*	5/24/19	11.85	4.73	5.24	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (ONJAX)	3/1/94	6.87%	3.78%	4.76%	4.67%
Class C (ONJCX)	8/29/95	9.92	3.97	4.45	4.63
Class Y (ONJYX)	11/29/10	11.86	4.89	N/A	5.40
Class R6 (IORJX)*	5/24/19	11.85	4.73	5.24	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester New Jersey Municipal Fund (Class A shares with sales charge) Bloomberg Barclays Municipal Bond Index

U.S. Consumer Price Index

$20,000

											$15,918
15,000											$15,538
											$11,935
10,000
5,000
0	|	|	|	|	|	|	|	|	|	|	|

2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict

10 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing in any of the Invesco funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting invesco.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,041.90	$5.96
Class C	1,000.00	1,037.50	9.26
Class Y	1,000.00	1,042.00	4.73
Class R6	1,000.00	1,043.80	4.23
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.05	5.89
Class C	1,000.00	1,015.81	9.16
Class Y	1,000.00	1,020.24	4.68
Class R6	1,000.00	1,020.74	4.18

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	1.17%

Class C	1.82
Class Y	0.93
Class R6	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.3%
New Jersey—80.3%
$1,250,000	Atlantic City (City of), NJ; Series 2017 A, Ref. GO
	Bonds	5.000%	03/01/2042 $	1,496,362
1,000,000	Camden (County of), NJ Improvement Authority;
	Series 2014, Ref. RB	5.000	02/15/2033	1,139,010
1,000,000	Camden (County of), NJ Improvement Authority;
	Series 2014, Ref. RB	5.000	02/15/2034	1,137,440
1,000,000	Camden (County of), NJ Improvement Authority;
	Series 2014, Ref. RB	5.000	02/15/2035	1,135,640
420,000	Casino Reinvestment Development Authority;
	Series 2004, RB	5.000	01/01/2025	421,071
770,000	Casino Reinvestment Development Authority;
	Series 2004, RB	5.250	01/01/2022	772,241
1,665,000	Casino Reinvestment Development Authority;
	Series 2004, RB	5.250	01/01/2024	1,669,662
1,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.000	11/01/2028	1,139,450
2,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.000	11/01/2031	2,269,200
3,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.250	11/01/2039	3,382,800
3,000,000	Casino Reinvestment Development Authority;
	Series 2014, Ref. RB	5.250	11/01/2044	3,370,500
250,000	Essex (County of), NJ Improvement Authority
	(Newark); Series 2010 A, RB	6.250	11/01/2030	258,827
120,000	Essex (County of), NJ Improvement Authority;
	Series 1999, RB	5.125	04/01/2029	120,203
75,000	Essex (County of), NJ Utilities Authority; Series
	2009, Ref. RB	4.125	04/01/2022	75,147
50,000	Essex (County of), NJ Utilities Authority; Series
	2009, Ref. RB	5.000	04/01/2020	50,129
140,000	Garden State Preservation Trust; Series 2003 B,
	RB	3.565 1	11/01/2026	127,379
460,000	Garden State Preservation Trust; Series 2005 A,
	RB	5.750	11/01/2028	589,219
2,655,000	Hudson (County of), NJ Improvement Authority;
	Series 2011, RB	5.500	06/01/2041	2,798,954
10,000	Lavallette School District; Series 2005, GO Bonds	4.200	02/01/2025	10,024
20,000	Middlesex (County of), NJ Improvement
	Authority; Series 2000, RB	5.500	09/01/2030	20,069
445,000	New Brunswick (City of), NJ Parking Authority;
	Series 2012, Ref. RB	5.000	09/01/2027	487,159
605,000	New Brunswick (City of), NJ Parking Authority;
	Series 2012, Ref. RB	5.000	09/01/2029	662,929
600,000	New Jersey (State of) Building Authority; Series
	2016 A, Ref. RB	5.000	06/15/2028	725,190
300,000	New Jersey (State of) Building Authority; Series
	2016 A, Ref. RB	5.000	06/15/2029	361,638
	14	INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$5,320,000	New Jersey (State of) Economic Development
	Authority (American Water Co., Inc.); Series 2010
	B, Ref. RB	5.600%	11/01/2034 $	5,355,910
2,500,000	New Jersey (State of) Economic Development
	Authority (American Water Co., Inc.); Series 2019,
	Ref. VRD RB	2.200 2	10/01/2039	2,607,050
725,000	New Jersey (State of) Economic Development
	Authority (Beloved Community Charter School,
	Inc.); Series 2019 A, RB	5.000	06/15/2054	791,809
2,000,000	New Jersey (State of) Economic Development
	Authority (Black Horse EHT Urban Renewal LLC);
	Series 2019 A, RB	5.000	10/01/2039	2,070,740
100,000	New Jersey (State of) Economic Development
	Authority (Continental Airlines, Inc.); Series 1999,
	RB	5.250	09/15/2029	110,050
25,000	New Jersey (State of) Economic Development
	Authority (Elite Pharmaceuticals, Inc. - 2005);
	Series 2005 A, RB	6.500	09/01/2030	23,487
750,000	New Jersey (State of) Economic Development
	Authority (New Jersey Transportation Bonds);
	Series 2020 A, RB	4.000	11/01/2044	857,723
2,515,000	New Jersey (State of) Economic Development
	Authority (Newark Downtown District
	Management Corp.); Series 2019, Ref. RB	5.125	06/15/2037	3,141,411
10,650,000	New Jersey (State of) Economic Development
	Authority (The Goethals Bridge Replacement);
	Series 2013, RB	5.375	01/01/2043	12,128,220
65,000	New Jersey (State of) Economic Development
	Authority; Series 1997 A, RB	6.827 1	07/01/2021	64,094
25,000	New Jersey (State of) Economic Development
	Authority; Series 1997 A, RB	7.147 1	07/01/2020	24,916
2,385,000	New Jersey (State of) Economic Development
	Authority; Series 1997 A, Ref. RB	5.875	12/01/2026	2,391,678
90,000	New Jersey (State of) Economic Development
	Authority; Series 1998 B, RB	6.500	04/01/2031	103,821
55,000	New Jersey (State of) Economic Development
	Authority; Series 1999 A, RB	6.250	07/01/2024	55,186
20,000	New Jersey (State of) Economic Development
	Authority; Series 2004 A, Ref. RB	5.000	06/15/2020	20,058
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2011 GG, Ref. RB	5.250	09/01/2026	1,041,240
1,515,000	New Jersey (State of) Economic Development
	Authority; Series 2012 A, RB	5.000	06/15/2037	1,621,550
1,250,000	New Jersey (State of) Economic Development
	Authority; Series 2012 A, RB	5.125	06/15/2043	1,338,325
2,095,000	New Jersey (State of) Economic Development
	Authority; Series 2012, Ref. RB	5.000	06/15/2028	2,246,846
750,000	New Jersey (State of) Economic Development
	Authority; Series 2012, Ref. RB	5.000	06/15/2029	803,175

15 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$3,200,000	New Jersey (State of) Economic Development
	Authority; Series 2013, RB	6.000%	10/01/2043 $	3,648,864
1,700,000	New Jersey (State of) Economic Development
	Authority; Series 2014, RB	5.250	01/01/2044	1,791,290
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2015 WW, Ref. RB	5.000	06/15/2035	3,484,320
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2015 WW, Ref. RB	5.000	06/15/2036	3,477,690
500,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, RB	5.000	07/01/2037	576,250
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2017 A, Ref. RB	5.000	07/01/2033	3,669,420
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2017, RB	5.000	07/15/2047	1,167,630
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2017, Ref. RB	5.000	06/01/2042	1,202,380
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	10/01/2033	1,108,730
350,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	07/01/2038	415,300
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	06/15/2047	3,585,150
3,000,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	12/01/2048	3,576,660
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.000	07/01/2050	1,165,280
2,500,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.250	10/01/2038	2,782,525
275,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.375	09/01/2033	288,860
765,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	5.625	09/01/2038	805,874
525,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	6.250	11/01/2038	620,844
2,500,000	New Jersey (State of) Economic Development
	Authority; Series 2018 A, RB	6.500	11/01/2052	2,949,525
365,000	New Jersey (State of) Economic Development
	Authority; Series 2018 B, RB	6.000	11/01/2022	373,567
1,000,000	New Jersey (State of) Economic Development
	Authority; Series 2019, RB	4.000	06/15/2044	1,146,040
1,395,000	New Jersey (State of) Educational Facilities
	Authority (Georgian Court University); Series
	2017 G, Ref. RB	5.000	07/01/2030	1,606,036
1,590,000	New Jersey (State of) Educational Facilities
	Authority (Georgian Court University); Series
	2017 G, Ref. RB	5.000	07/01/2033	1,818,785
1,485,000	New Jersey (State of) Educational Facilities
	Authority (Georgian Court University); Series
	2017 G, Ref. RB	5.000	07/01/2035	1,692,083

16 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$1,640,000	New Jersey (State of) Educational Facilities
	Authority (Georgian Court University); Series
	2017 G, Ref. RB	5.000%	07/01/2036 $	1,865,188
3,000,000	New Jersey (State of) Educational Facilities
	Authority (Stevens Institute of Technology); Series
	2020 A, Ref. RB3	4.000	07/01/2050	3,550,740
5,000	New Jersey (State of) Educational Facilities
	Authority; Series 2002 A, RB	5.000	09/01/2022	5,016
10,000	New Jersey (State of) Educational Facilities
	Authority; Series 2007 F, Ref. RB	4.125	07/01/2025	10,025
1,000,000	New Jersey (State of) Educational Facilities
	Authority; Series 2012 A, RB	5.000	07/01/2037	1,042,700
2,000,000	New Jersey (State of) Educational Facilities
	Authority; Series 2017 B, RB	5.000	07/01/2047	2,426,180
185,000	New Jersey (State of) Educational Facilities
	Authority; Series 2017 F, RB	5.000	07/01/2035	220,770
300,000	New Jersey (State of) Educational Facilities
	Authority; Series 2017 F, RB	5.000	07/01/2036	357,324
3,250,000	New Jersey (State of) Educational Facilities
	Authority; Series 2017 F, RB	5.000	07/01/2047	3,797,040
1,325,000	New Jersey (State of) Health Care Facilities
	Financing Authority (AHS Hospital Corp.); Series
	2008 B, VRD RB	1.250	07/01/2036	1,325,000
2,000,000	New Jersey (State of) Health Care Facilities
	Financing Authority (AHS Hospital Corp.); Series
	2008 C, VRD RB	1.140 2	07/01/2036	2,000,000
2,000,000	New Jersey (State of) Health Care Facilities
	Financing Authority (University Hospital); Series
	2015 A, RB	5.000	07/01/2046	2,304,020
2,500,000	New Jersey (State of) Health Care Facilities
	Financing Authority (Valley Health System
	Obligated Group); Series 2019, RB	4.000	07/01/2044	2,943,675
5,085,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2010, RB	5.000	11/15/2033	5,234,804
1,960,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2013, Ref. RB	5.000	08/15/2034	2,165,330
3,000,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2014, Ref. RB	5.000	07/01/2044	3,483,000
2,000,000	New Jersey (State of) Health Care Facilities
	Financing Authority; Series 2017, Ref. RB	5.000	10/01/2038	2,440,280
1,210,000	New Jersey (State of) Higher Education Student
	Assistance Authority; Series 2011 1, RB	5.500	12/01/2025	1,283,495
30,000	New Jersey (State of) Higher Education Student
	Assistance Authority; Series 2011 1, RB	5.750	12/01/2029	31,921
1,000,000	New Jersey (State of) Higher Education Student
	Assistance Authority; Series 2019 C, Ref. RB	3.625	12/01/2049	1,068,840
870,000	New Jersey (State of) Housing & Mortgage
	Finance Agency; Series 2018 A, Ref. RB	3.950	11/01/2043	966,022

17 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$960,000	New Jersey (State of) Housing & Mortgage
	Finance Agency; Series 2018 BB, Ref. RB	3.800%	10/01/2032 $	1,068,778
510,000	New Jersey (State of) Housing and Mortgage
	Finance Agency; Series 2019 A, RB	3.000	11/01/2044	536,209
865,000	New Jersey (State of) Housing and Mortgage
	Finance Agency; Series 2019 A, RB	3.050	11/01/2049	906,918
2,000,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2008 A, RB	4.298 1	12/15/2037	1,316,840
1,200,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2010 A, RB	3.726 1	12/15/2028	1,026,384
4,518,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2011 A, RB	6.000	06/15/2035	4,818,492
1,625,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2012 AA, RB	5.000	06/15/2038	1,746,355
3,540,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2018 A, Ref. RN	5.000	06/15/2031	4,236,920
3,000,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2019 A, RB	4.000	12/15/2039	3,476,550
1,000,000	New Jersey (State of) Transportation Trust Fund
	Authority; Series 2019, Ref. RB	5.000	12/15/2039	1,260,550
2,000,000	New Jersey (State of) Turnpike Authority; Series
	2019 A, RB	5.000	01/01/2048	2,527,500
760,000	Newark (City of), NJ Housing Authority; Series
	2007, Ref. RB	5.000	01/01/2032	985,530
1,000,000	Newark (City of), NJ Housing Authority; Series
	2017, Ref. RB	4.000	01/01/2037	1,158,550
3,000,000	Newark (City of), NJ; Series 2015 A, GO Bonds	5.000	07/15/2029	3,355,230
430,000	Newark (City of), NJ; Series 2015 B, GO Bonds	5.000	07/15/2029	498,172
5,000,000	NJ GO4	5.000	06/01/2028	6,342,800
6,330,000	Rutgers State University NJ4	5.000	05/01/2029	7,155,103
5,380,000	Rutgers State University NJ4	5.000	05/01/2030	6,078,849
4,000,000	Rutgers State University NJ4	5.000	05/01/2038	4,517,750
1,350,000	South Jersey Port Corp.; Series 2016 S-1, Ref. RB	5.000	01/01/2039	1,570,226
3,650,000	South Jersey Transportation Authority LLC; Series
	2014 A, Ref. RB	5.000	11/01/2039	4,192,171
750,000	South Jersey Transportation Authority; Series
	2019 A, Ref. RB	5.000	11/01/2033	978,030
2,000,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.000	06/01/2037	2,498,840
3,350,000	Tobacco Settlement Financing Corp.; Series 2018
	A, Ref. RB	5.250	06/01/2046	4,159,226
3,400,000	Tobacco Settlement Financing Corp.; Series 2018
	B, Ref. RB	5.000	06/01/2046	4,007,410

18 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Jersey (Continued)
$55,000	Union (County of), NJ Improvement Authority;
	Series 1998 A, RB	5.000%	03/01/2028 $	55,163
				212,966,551

New York—8.1%
5,100,000	New York & New Jersey (States of) Port Authority
	(JFK International Air Terminal LLC); Series 2010
	8, RB	6.500	12/01/2028	5,326,695
850,000	New York & New Jersey (States of) Port Authority;
	Series 2017 206, Ref. RB	5.000	11/15/2037	1,066,274
2,000,000	New York & New Jersey (States of) Port Authority;
	Series 2019 220, RB	4.000	11/01/2059	2,326,040
1,500,000	New York & New Jersey (States of) Port Authority;
	Series 2019, RB	5.000	11/01/2049	1,918,365
1,784,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 1997 6, RB	5.750	12/01/2022	1,835,593
8,720,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 1997 6, RB	5.750	12/01/2025	8,980,641
20,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 2010, RB	6.000	12/01/2042	20,760
				21,474,368

U.S. Possessions—17.9%
19,000,000	Children's Trust Fund; Series 2002, RB	5.625	05/15/2043	19,665,380
125,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB	5.000	10/01/2024	137,785
250,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB	5.000	10/01/2030	274,685
10,000	Guam Housing Corp.; Series 1998 A, RB	5.750	09/01/2031	10,330
1,820,000	Northern Mariana Islands (Commonwealth of)
	Ports Authority; Series 1998 A, RB	6.250	03/15/2028	1,820,000
45,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 SS, Ref. RB, NPFGC	5.000	07/01/2020	45,335
550,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA, RB5	5.250	07/01/2031	440,688
500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB5	5.250	07/01/2030	400,625
45,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2012 A, RB5	5.050	07/01/2042	35,944
165,099	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-1, RB5	10.000	01/1/2021	148,795
165,099	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB5	10.000	07/01/2021	148,795
55,033	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-2, RB5	10.000	1/1/2022	49,598

19 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$55,033	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-4, RB5	10.000%	07/01/2022 $	49,598
175,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2000, RB	6.625	06/01/2026	181,125
1,000,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2002 A, Ref.
	RB, ACA	5.000	08/01/2032	1,002,200
930,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2006, RB	5.000	03/01/2036	931,190
100,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref. RB	5.125	04/01/2032	103,050
100,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref. RB	5.375	04/01/2042	103,000
975,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 A, RB, AMBAC	6.995 1	07/01/2035	511,154
4,750,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB5	5.000	07/01/2037	1,187,500
2,610,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB5	5.000	07/01/2041	652,500
575,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB5	5.000	07/01/2027	143,750
400,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB5	6.500	10/01/2037	81,000
2,000,000	Puerto Rico (Commonwealth of) Municipal
	Finance Agency; Series 2002 A, RB, AGC	5.250	08/01/2020	2,023,780
1,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M-3, Ref. RB, NPFGC	6.000	07/01/2028	1,030,620
2,150,000	Puerto Rico (Commonwealth of); Series 2007 A,
	GO Bonds5	5.250	07/01/2037	1,787,187
3,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds5	6.500	07/01/2040	2,553,750
5,235,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB5	6.000	08/01/2026	215,944
387,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259 1	07/01/2027	331,048
401,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.500	07/01/2034	441,337
378,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560 1	07/01/2029	306,668
1,940,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.823 1	07/01/2033	1,365,294
486,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.839 1	07/01/2031	366,833

20 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,371,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.000%	07/01/2058 $	1,572,359
7,086,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.656 1	07/01/2046	2,108,227
5,771,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.752 1	07/01/2051	1,247,517
2,062,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB	4.329	07/01/2040	2,291,707
60,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB	4.536	07/01/2053	66,983
1,100,000	Tobacco Settlement Financing Corp.; Series 2006,
	RB	6.497 1	05/15/2035	394,581
3,100,000	Tobacco Settlement Financing Corp.; Series 2006,
	RB	7.622 1	05/15/2035	993,984
50,000	Virgin Islands (Government of) Water & Power
	Authority; Series 2007 A, RB	5.000	07/01/2024	48,553
15,000	Virgin Islands (Government of) Water & Power
	Authority; Series 2007 A, RB	5.000	07/01/2026	14,364
85,000	Virgin Islands (Government of) Water & Power
	Authority; Series 2007 A, RB	5.000	07/01/2027	80,943
				47,365,706

Total Investments, at Value (Cost $269,582,312)—106.3%				281,806,625
Floating Rate Note Obligations—(5.9)
Notes with interest and fee rates ranging from 1.18% to 1.35% at		2/29/2020 and contractual
maturities of collateral ranging from 06/01/2025 to 05/01/20386				(15,530,000)
Net Other Assets (Liabilities)—(0.4)				(1,061,783)
Net Assets—100.0%				$265,214,842

Footnotes to Schedule of Investments

1.Zero coupon bond reflects effective yield on the original acquisition date.

2.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3.All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

4.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $24,094,502 are held by TOB

Trusts and serve as collateral for the $15,530,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.

21 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AHS	Adventist Health System
AMBAC	American Municipal Bond Assurance Corp.
GO	General Obligation
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
Ref.	Refunding
RN	Revenue Notes
RSA	Rocketship Spark Academy
VRD	Variable Rate Demand

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $269,582,312) —see accompanying schedule of investments	$281,806,625
Receivables and other assets:
Interest	2,908,575
Investments matured, at value (cost $336,193)	298,371
Shares of beneficial interest sold	291,084
Other	198,416
Total assets	285,503,071

Liabilities
Amount due to custodian	64,138
Payables and other liabilities:
Payable for short-term floating rate notes issued	15,530,000
Investments purchased	3,447,660
Shares of beneficial interest redeemed	858,108
Dividends	87,043
Trustees' compensation	69,099
Distribution and service plan fees	62,884
Shareholder communications	27,730
Transfer and shareholder servicing agent fees	23,941
Advisory fees	8,317
Administration fees	209
Other	109,100
Total liabilities	20,288,229

Net Assets	$265,214,842

Composition of Net Assets
Shares of beneficial interest	$396,128,470
Total accumulated loss	(130,913,628)
Net Assets	$265,214,842

23 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $197,732,202 and
19,250,932 shares of beneficial interest outstanding)	$10.27
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$10.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $35,355,206 and 3,438,220 shares of
beneficial interest outstanding)	$10.28

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$32,116,890 and 3,122,701 shares of beneficial interest outstanding)	$10.28

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,544
and 1,027 shares of beneficial interest outstanding)	$10.27

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$6,737,423	$13,776,239
Expenses
Advisory fees	864,280	1,488,013
Administration fees	21,716	3,051
Distribution and service plan fees:
Class A	274,617	392,027
Class C	190,080	606,470
Transfer and shareholder servicing agent fees:
Class A	83,364	151,971
Class C	15,648	64,767
Class Y	12,568	23,835
Class R6	3	1
Shareholder communications:
Class A	23,205	17,698
Class C	4,296	7,814
Class Y	3,498	3,816
Class R6	1	—
Interest expense and fees on short-term floating rate notes issued	182,918	445,234
Borrowing fees	105,025	322,384
Interest expense on borrowings	25,858	148,830
Trustees' compensation	14,752	5,886
Custodian fees and expenses	9,344	1,863
Other	83,445	154,665
Total expenses	1,914,618	3,838,325
Less waivers and reimbursements of expenses	(46,212)	(3,692)
Net expenses	1,868,406	3,834,633

Net Investment Income	4,869,017	9,941,606

Realized and Unrealized Gain
Net realized gain (loss) on investments transactions	336,834	(12,129,504)
Net change in unrealized appreciation	9,802,577	26,566,793

Net Increase in Net Assets Resulting from Operations	$15,008,428	$24,378,895

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$4,869,017	$9,941,606	$8,858,975

Net realized gain (loss)	336,834	(12,129,504)	(17,751,789)

Net change in unrealized appreciation	9,802,577	26,566,793	17,551,210
Net increase in net assets resulting from operations	15,008,428	24,378,895	8,658,396

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(3,212,851)	(4,598,763)	(5,547,022)
Class B	—	—	(20,939)
Class C	(483,762)	(1,478,183)	(2,065,669)
Class Y	(526,105)	(780,744)	(914,187)
Class R6	(190)	(60)	—
Total distributions from distributable earnings
	(4,222,908)	(6,857,750)	(8,547,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(2,036,929)	17,676,806	(45,576,678)
Class B	—	—	(1,609,917)
Class C	(4,913,864)	(37,356,560)	(26,229,722)
Class Y	2,452,957	4,762,512	(14,241,261)
Class R6	—	10,000	—
Total beneficial interest transactions
	(4,497,836)	(14,907,242)	(87,657,578)

Net Assets
Total increase (decrease)	6,287,684	2,613,903	(87,546,999)

Beginning of period	258,927,158	256,313,255	343,860,254
End of period
	$265,214,842	$258,927,158	$256,313,255

See accompanying Notes to Financial Statements.

26 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29,  Year Ended    Year Ended     Year Ended      Year Ended       Year Ended

       2020    July 31, 2019     July 31, 2018    July 31, 2017     July 31, 2016    July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$9.85	$9.19	$9.02	$9.70	$9.34	$9.67
Income (loss) from investment
operations:
Net investment income1	0.19	0.39	0.29	0.38	0.43	0.48
Net realized and unrealized
gain (loss)	0.40	0.54	0.16	(0.66)	0.40	(0.31)
Total from investment
operations	0.59	0.93	0.45	(0.28)	0.83	0.17
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.17)	(0.27)	(0.28)	(0.40)	(0.47)	(0.50)
Net asset value, end of period	$10.27	$9.85	$9.19	$9.02	$9.70	$9.34

Total Return, at Net Asset
Value2	6.00%	10.29%	5.22%	(3.01)%	9.25%	1.64%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$197,732	$191,704	$162,955	$207,958	$257,608	$263,873
Average net assets (in
thousands)	$193,287	$160,411	$170,793	$231,289	$260,521	$301,779
Ratios to average net assets:3
Net investment income	3.30%	4.08%	3.36%	4.05%	4.55%	4.89%
Expenses excluding specific
expenses listed below	1.00%	1.01%	1.07%	0.90%	0.87%	0.87%
Interest and fees from
borrowings	0.09%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term
floating rate notes issued4	0.12%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	1.21%	1.37%	1.30%	1.09%	1.13%	1.17%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.18%	1.36%	1.30%	1.09%	1.13%	1.17%
Portfolio turnover rate5	12%	17%	23%	9%	11%	7%

27 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

28 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class C

Seven Months Ended

February 29,  Year Ended    Year Ended     Year Ended      Year Ended       Year Ended

       2020    July 31, 2019    July 31, 2018     July 31, 2017   July 31, 2016     July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$9.87	$9.20	$9.04	$9.71	$9.35	$9.68
Income (loss) from investment
operations:
Net investment income1	0.15	0.32	0.24	0.31	0.36	0.40
Net realized and unrealized
gain (loss)	0.39	0.56	0.15	(0.64)	0.40	(0.30)
Total from investment
operations	0.54	0.88	0.39	(0.33)	0.76	0.10
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.13)	(0.21)	(0.23)	(0.34)	(0.40)	(0.43)
Net asset value, end of period	$10.28	$9.87	$9.20	$9.04	$9.71	$9.35

Total Return, at Net Asset
Value2	5.54%	9.66%	4.41%	(3.70)%	8.54%	0.87%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$35,355	$38,798	$71,388	$97,517	$124,488	$131,468
Average net assets (in
thousands)	$36,241	$67,327	$79,705	$112,466	$125,656	$142,243
Ratios to average net assets:3
Net investment income	2.64%	3.42%	2.70%	3.36%	3.80%	4.06%
Expenses excluding specific
expenses listed below	1.65%	1.66%	1.73%	1.62%	1.61%	1.62%
Interest and fees from
borrowings	0.09%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term
floating rate notes issued4	0.12%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	1.86%	2.02%	1.96%	1.81%	1.87%	1.92%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.83%	2.02%5	1.96%	1.81%	1.87%	1.92%
Portfolio turnover rate6	12%	17%	23%	9%	11%	7%

29 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Waiver was less than 0.005%.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class Y

Seven Months Ended

February 29,  Year Ended     Year Ended     Year Ended      Year Ended      Year Ended

        2020     July 31, 2019  July 31, 2018     July 31, 2017    July 31, 2016     July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$9.87	$9.20	$9.04	$9.71	$9.35	$9.68
Income (loss) from investment
operations:
Net investment income1	0.21	0.41	0.32	0.38	0.44	0.49
Net realized and unrealized
gain (loss)	0.38	0.55	0.14	(0.63)	0.40	(0.30)
Total from investment
operations	0.59	0.96	0.46	(0.25)	0.84	0.19
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.18)	(0.29)	(0.30)	(0.42)	(0.48)	(0.52)
Net asset value, end of period	$10.28	$9.87	$9.20	$9.04	$9.71	$9.35

Total Return, at Net Asset
Value2	6.04%	10.65%	5.35%	(2.83)%	9.51%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$32,117	$28,415	$21,970	$36,708	$28,817	$23,579
Average net assets (in
thousands)	$29,137	$25,202	$26,034	$32,570	$23,906	$25,005
Ratios to average net assets:3
Net investment income	3.54%	4.32%	3.61%	4.10%	4.66%	5.02%
Expenses excluding specific
expenses listed below	0.76%	0.77%	0.83%	0.73%	0.71%	0.72%
Interest and fees from
borrowings	0.09%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term
floating rate notes issued4	0.12%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	0.97%	1.13%	1.06%	0.92%	0.97%	1.02%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.94%	1.13%	1.06%	0.92%	0.97%	1.02%
Portfolio turnover rate5	12%	17%	23%	9%	11%	7%

31 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

32 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class R6

Seven Months

Ended                 Period

 February 29,       Ended

      2020        July 31, 20191

Per Share Operating Data
Net asset value, beginning of
period	$9.85	$9.74
Income (loss) from investment
operations:
Net investment income2	0.21	0.08
Net realized and unrealized
gain	0.40	0.08
Total from investment
operations	0.61	0.16
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.19)	(0.05)
Net asset value, end of period	$10.27	$9.85

Total Return, at Net Asset
Value3	6.21%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$11	$10
Average net assets (in
thousands)	$10	$10
Ratios to average net assets:4
Net investment income	3.64%	4.46%
Expenses excluding specific
expenses listed below	0.73%	0.71%
Interest and fees from
borrowings	0.09%	0.19%
Interest and fees on short-term
floating rate notes issued5	0.12%	0.17%
Total expenses	0.94%	1.07%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.84%	0.99%
Portfolio turnover rate6	12%	17%

33 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester New Jersey Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester New Jersey Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund's fiscal year end changed from July 31 to the last day in February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt

35 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

36 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

37 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests

38 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

39 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those

40 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.97%, 1.62%, 0.73% and 0.63%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend

41 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the seven months ended February 29, 2020, the Adviser reimbursed fund expenses of $34,269, $7,098, $4,839, and $6 for Class A, Class C, Class Y, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the seven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the

42 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $6,237 in front-end sales commissions from the sale of Class A shares and $12 and $306 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent

43 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,680
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	29,519

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6- Tax Information

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

44 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

	Seven Months
	Ended February	Year Ended July	Year Ended July
	29, 2020	31, 2019	31, 2018
Ordinary income	$218,991	$114,285	$206,348
Ordinary income - Tax-Exempt	4,003,917	6,743,465	8,341,469
Total distributions	$4,222,908	$6,857,750	$8,547,817

Tax Components of Net Assets at Period-End:

2020
Undistributed Tax-Exempt Income	$9,101,439
Undistributed Appreciation/(Depreciation)	10,501,907
Temporary book/tax differences	(152,207)
Capital loss carryforward	(150,364,767)
Shares of beneficial interest	396,128,470
Total net assets	$265,214,842

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of interest on defaulted bonds, TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	15,156,931	$135,207,836	$150,364,767

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months ended February 29, 2020 was $33,385,405 and $35,721,451, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

45 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$22,949,774
Aggregate unrealized (depreciation) of investments	(12,447,867)
Net unrealized appreciation of investments	$10,501,907

Cost of investments for tax purposes is $271,603,089.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and income on TOBS, on February 29, 2020 undistributed net investment income was decreased by $77,809, undistributed net realized gain (loss) was increased by $77,809. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	759,143	$7,603,419	4,714,727	$45,818,878	1,247,452	$10,931,851
Automatic
Conversion
Class C
to Class A
Shares	509,277	5,078,798	—	—	—	—
Dividends
and/or
distributions
reinvested	280,325	2,805,968	403,248	3,823,677	544,997	4,746,712
Redeemed	(1,753,533)	(17,525,114)	(3,394,413)	(31,965,749)	(7,103,366)	(61,255,241)
Net increase	(204,788)	$(2,036,929)	1,723,562	$17,676,806	(5,310,917)	$(45,576,678)
(decrease)

Class B
Sold	—	$—	—	$—	—	$—
Dividends
and/or
distributions
reinvested	—	—	—	—	2,409	20,887
Redeemed3	—	—	—	—	(187,602)	(1,630,804)
Net increase	— $	—	— $	—	(185,193)	$(1,609,917)
(decrease)

46 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount

Class C
Sold	254,757	$2,552,156	596,803	$5,648,750	403,037	$3,471,733
Dividends
and/or
distributions
reinvested	45,002	450,862	143,539	1,360,030	216,093	1,882,421
Automatic
Conversion	(508,737)	(5,078,798)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(284,101)	(2,838,084)	(4,567,086)	(44,365,340)	(3,652,882)	(31,583,876)
Net increase	(493,079)	$(4,913,864)	(3,826,744)	$(37,356,560)	(3,033,752)	$(26,229,722)
(decrease)

Class Y
Sold	566,765	$5,685,995	1,464,606	$13,864,517	808,666	$7,129,287
Dividends
and/or
distributions
reinvested	52,092	522,206	79,490	754,862	97,328	848,879
Redeemed	(376,228)	(3,755,244)	(1,051,885)	(9,856,867)	(2,581,033)	(22,219,427)
Net increase	242,629	$2,452,957	492,211	$4,762,512	(1,675,039)	$(14,241,261)
(decrease)

Class R64
Sold	—	$—	1,027	$10,000	—	$—
Dividends
and/or
distributions
reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	—	$—	1,027	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

47 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank, N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to February 29, 2020, the Fund incurred fees of $130,883. The average daily balance of borrowings under this agreement is $2,170,892 with a weighted average interest rate of 2.06%. The carrying amount of the Fund's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At February 29, 2020, the Fund had no borrowings outstanding under this agreement. Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the seven months ended February 29, 2020 were $16,467,500 and 1.91%, respectively.

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

48 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® New Jersey Municipal Fund (formerly known as Oppenheimer Rochester® New Jersey Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of

49 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

50 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	94.81%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

51 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

52 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

53 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

54 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

55 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

56 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

57 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

58 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

59 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

60 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

61 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

62 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

63 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

64 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

65 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

66 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

67 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

68 INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

￿Quarterly statements

￿Daily conﬁrmations

￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-RONJM-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/2020

Invesco

Oppenheimer

Rochester®

Pennsylvania

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester Pennsylvania Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	8
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	30
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	53
Tax Information	55
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	56
Trustees and Officers	57
Invesco's Privacy Notice	69

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	13.53%	8.72%	9.46%
5-Year	6.33	5.41	4.01
10-Year	6.30	5.85	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

Performance Summary

The Fund's Class A shares (without sales charge) returned 13.53% during the 1-year reporting period ended February 29, 2020, outperforming Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%. During the 7-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 6.36%, outperforming the Index which returned 4.66%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy, but with less volatility. During periods of national economic contraction, Pennsylvania will often outperform the US in real gross state product, real personal income and employment. However, during periods of economic expansion, Pennsylvania will often trend behind the rate of growth in the national economy.1 Pennsylvania's population grew an estimated 0.8% between 2010 and 2019, to 12.8 million, lagging the country as a whole, which grew by 6.3%.2 Pennsylvania's unemployment rate stood at 4.5% in December 2019 versus 3.5% for the US.3 Pennsylvania is expected to add jobs at an average annual rate of 0.6% over the next five years.1 Pennsylvania has made efforts to improve its overall financial condition, with a particular focus on improving the strength of its general and reserve funding.1 At the close of the fiscal year, Pennsylvania's general obligation bonds were rated A+ by Standard & Poor's (S&P); AA- by Fitch Ratings; and Aa3

by Moody's, all with stable outlooks.4

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.5 Investment grade municipal bonds and high yield municipal bonds were among the Fund's best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019.

We believe that these tax changes have yet to be fully realized and should continue to drive municipal bond performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13%

4 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

where it ended the fiscal year.6 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.7 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.8 Flows into the municipal bond asset class were positive for the fiscal year.9 Fund flows totaled $97.2 billion from February 2019 through February 2020.9

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, General Obligation bonds, and education, significantly contributed to the Fund's performance. Higher education and hospital/healthcare, among other sectors, were also strong contributors to the Fund's performance. The security selection in resource recovery, less than 1% of the Fund's holdings, was a detractor to the Fund's Performance.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total

5 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Pennsylvania Municipal Fund and for sharing our long-term investment horizon.

1 Source: Commonwealth of Pennsylvania, Governor's Office of the Budget

2 Source: US Census Bureau

3 Source: US Bureau of Labor Statistics

4 Sources: Standard & Poor's, Fitch Ratings, Moody's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; www.fitchratings.com and select "Understanding Credit Ratings" from the drop-down menu on the homepage; and www.moodys.com and select "Methodology," then "Rating Methodologies" under Research Type on the left-hand side.

5 Source: Bloomberg Barclays

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8 Source: The Bond Buyer

9 Source: Strategic Insight

Portfolio Managers: Charles Pulire, Mark

Paris, Joshua Cooney, Elizabeth S. Mossow,

Timothy O'Reilly, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of

6 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	16.2%
Local General Obligation (GO)	11.3
Prerefunded/Escrowed to Maturity	9.8
Hospital	9.3
Tobacco Settlement	8.1
Other Utility	6.4
State General Obligation (GO)	5.5
Tollroad	4.7
Life Care	4.2
Multi-Family	3.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	0.0%	3.5%	3.5%
AA	18.6	0.0	18.6
A	34.8	0.0	34.8
BBB	15.9	2.2	18.1
BB or lower	12.6	12.4	25.0
Total	81.9%	18.1%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco, converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

8 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	13.53%	6.33%	6.30%	5.86%
Class C (OPACX)	8/29/95	12.83	5.59	5.54	5.18
Class Y (OPAYX)	11/29/10	13.90	6.54	N/A	6.50
Class R6 (IORPX)1	5/24/19	13.73	6.37	6.32	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	8.72%	5.41%	5.85%	5.71%
Class C (OPACX)	8/29/95	11.83	5.59	5.54	5.18
Class Y (OPAYX)	11/29/10	13.90	6.54	N/A	6.50
Class R6 (IORPX)1	5/24/19	13.73	6.37	6.32	N/A

1.Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester Pennsylvania Municipal Fund (Class A shares with sales charge) Bloomberg Barclays Municipal Bond Index

U.S. Consumer Price Index

$20,000

$17,649

15,000	$15,538

$11,935

10,000

5,000

0
	|	|	|	|	|	|	|	|	|	|	|
2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of

10 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,041.40	$5.24
Class C	1,000.00	1,039.10	8.60
Class Y	1,000.00	1,043.60	3.97
Class R6	1,000.00	1,043.70	3.77
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.74	5.19
Class C	1,000.00	1,016.46	8.51
Class Y	1,000.00	1,020.98	3.93
Class R6	1,000.00	1,021.18	3.73

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	1.03%

Class C	1.69
Class Y	0.78
Class R6	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—101.4%
Pennsylvania—80.2%
$1,750,000	Aliquippa School District; Series 2018, Ref. GO
	Bonds1	4.000%	12/01/2041 $	1,990,345
570,000	Allegheny (County of), PA Higher Education
	Building Authority (Carlow University); Series
	2011, RB1	6.000	11/01/2021	603,071
1,125,000	Allegheny (County of), PA Higher Education
	Building Authority (Carlow University); Series
	2011, RB1	6.750	11/01/2031	1,234,429
1,000,000	Allegheny (County of), PA Higher Education
	Building Authority (Chatham University); Series
	2012 A, RB1	5.000	09/01/2035	1,066,080
195,000	Allegheny (County of), PA Higher Education
	Building Authority (Robert Morris University);
	Series 1998 A, Ref. RB1	6.000	05/01/2028	226,732
2,250,000	Allegheny (County of), PA Higher Education
	Building Authority (Robert Morris University);
	Series 2010 A, RB1	5.500	10/15/2030	2,302,650
3,650,000	Allegheny (County of), PA Higher Education
	Building Authority (Robert Morris University);
	Series 2010 A, RB1	5.750	10/15/2040	3,733,767
615,000	Allegheny (County of), PA Higher Education
	Building Authority (Robert Morris University);
	Series 2017, RB1	5.000	10/15/2037	711,057
1,500,000	Allegheny (County of), PA Higher Education
	Building Authority (Robert Morris University);
	Series 2017, RB1	5.000	10/15/2047	1,707,495
12,500,000	Allegheny (County of), PA Hospital Development
	Authority (Allegheny Health Network Obligated
	Group Issue); Series 2018 A, Ref. RB1	5.000	04/01/2047	15,325,375
270,000	Allegheny (County of), PA Industrial Development
	Authority (Propel Charter School - East); Series
	2010 C, RB1	5.900	08/15/2026	275,041
1,200,000	Allegheny (County of), PA Industrial Development
	Authority (Propel Charter School - East); Series
	2010 C, RB1	6.375	08/15/2035	1,222,020
700,000	Allegheny (County of), PA Industrial Development
	Authority (Propel Charter School - Montour);
	Series 2010 A, RB1	6.750	08/15/2035	714,014
1,500,000	Allegheny (County of), PA Industrial Development
	Authority (Propel Charter School - Sunrise); Series
	2013, RB1	6.000	07/15/2038	1,610,160
9,085,000	Allegheny (County of), PA Redevelopment
	Authority (Pittsburgh Mills); Series 2004, RB1	5.600	07/01/2023	9,085,727
1,190,000	Allegheny (County of), PA Residential Finance
	Authority (Allegheny Independence House
	Apartments); Series 2007 B, RB1	6.100	01/20/2043	1,192,939
1,530,000	Allegheny (County of), PA Residential Finance
	Authority (Broadview Manor Apartments); Series
	2007 A, RB1	5.950	01/20/2043	1,532,524
	14	INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$1,535,000	Allegheny (County of), PA Residential Finance
	Authority (Versailles-Archer Apartments); Series
	2007 C, RB1	6.160%	01/20/2043 $	1,538,853
11,500,000	Allegheny (County of), PA; Series 2016 C76, GO
	Bonds1	5.000	11/01/2041	13,954,100
4,960,000	Allegheny (County of), PA; Series 2018 C-77, GO
	Bonds1	5.000	11/01/2043	6,265,670
4,000,000	Allentown (City of), PA Neighborhood
	Improvement Zone Development Authority (City
	Center); Series 2018, RB1	5.375	05/01/2042	4,746,240
1,250,000	Allentown City School District; Series 2018 B,
	GO Bonds1	5.000	06/01/2036	1,500,500
1,255,000	Allentown City School District; Series 2018 B,
	GO Bonds1	5.000	06/01/2037	1,503,666
375,000	Berks (County of), PA Industrial Development
	Authority (Highlands at Wyomissing); Series 2017
	A, Ref. RB1	5.000	05/15/2037	444,405
500,000	Berks (County of), PA Industrial Development
	Authority (Highlands at Wyomissing); Series 2017
	A, Ref. RB1	5.000	05/15/2042	586,005
600,000	Berks (County of), PA Industrial Development
	Authority (Highlands at Wyomissing); Series 2017
	A, Ref. RB1	5.000	05/15/2047	697,302
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/
	CHH/JH/PHospital/PottsH Obligated Group)2	5.000	11/01/2047	15,966,750
1,750,000	Bethlehem (City of), PA; Series 2011 A, Ref. GO
	Bonds1	6.500	12/01/2032	1,873,480
3,000,000	Bethlehem Area School District; Series 2015 A,
	GO Bonds1	5.000	08/01/2035	3,580,260
950,000	Centre (County of), PA Hospital Authority (Mt.
	Nittany Medical Center); Series 2011, RB1	6.250	11/15/2041	1,036,725
2,000,000	Centre (County of), PA Hospital Authority; Series
	2011, RB1	7.000	11/15/2046	2,206,040
2,830,000	Cheltenham (Township of), PA; Series 2018, GO
	Bonds1	4.000	07/01/2048	2,998,760
2,000,000	Chester (County of), PA Health & Education
	Facilities Authority; Series 2017 A, Ref. RB1	5.000	10/01/2052	2,441,880
1,000,000	Chester (County of), PA Industrial Development
	Authority; Series 2013 A, RB1	5.000	08/01/2035	1,108,980
1,000,000	Clairton (City of), PA Municipal Authority; Series
	2012 B, RB1	5.000	12/01/2037	1,094,820
2,310,000	Clarion (County of), PA Industrial Development
	Authority; Series 2014 A, RB1	5.000	07/01/2034	2,485,976
1,000,000	Clarion (County of), PA Industrial Development
	Authority; Series 2014 A, RB1	5.000	07/01/2045	1,061,610
1,220,000	Clarion (County of), PA Industrial Development
	Authority; Series 2014, Ref. RB1	5.000	07/01/2024	1,417,591
2,430,000	Clarion (County of), PA Industrial Development
	Authority; Series 2014, Ref. RB1	5.000	07/01/2029	2,793,042
	15	INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,500,000	Clarion (County of), PA Industrial Development
	Authority; Series 2014, Ref. RB1	5.000%	07/01/2033 $	3,988,845
4,500,000	Commonwealth Financing Authority; Series 2018,
	RB1	5.000	06/01/2035	5,644,575
2,750,000	Cumberland (County of), PA Municipal Authority
	(Asbury Pennsylvania Obligated Group); Series
	2012, Ref. RB1	5.250	01/01/2041	2,870,120
1,565,000	Cumberland (County of), PA Municipal Authority;
	Series 2018, Ref. RB1	5.000	07/01/2031	1,794,883
3,210,000	Cumberland (County of), PA Municipal Authority;
	Series 2018, Ref. RB1	5.000	07/01/2035	3,645,083
905,000	Dallas Area Municipal Authority; Series 2019,
	Ref. RB1	5.000	05/01/2039	1,069,819
3,440,000	Dallas Area Municipal Authority; Series 2019,
	Ref. RB1	5.000	05/01/2048	4,006,706
500,000	Delaware (County of), PA Authority (Elwyn);
	Series 2017, Ref. RB1	5.000	06/01/2027	561,335
45,000	Delaware (County of), PA Authority; Series 1993
	A, RB1	5.375	11/15/2023	46,533
1,150,000	Delaware (County of), PA Authority; Series 2010,
	RB1	5.000	10/01/2025	1,177,726
1,250,000	Delaware (County of), PA Authority; Series 2010,
	RB1	5.250	10/01/2031	1,274,500
5,225,000	Delaware (County of), PA Authority; Series 2012,
	RB1	5.250	10/01/2032	5,309,018
1,425,000	Delaware (County of), PA Authority; Series 2016,
	Ref. RB1	5.000	10/01/2031	1,632,423
2,305,000	Delaware (County of), PA Authority; Series 2016,
	Ref. RB1	5.000	10/01/2035	2,620,854
3,500,000	Delaware (County of), PA Authority; Series 2017,
	Ref. RB1	5.000	06/01/2037	3,881,255
1,980,000	Delaware (County of), PA Industrial Development
	Authority; Series 2016 A, RB1	5.125	06/01/2046	2,194,097
1,250,000	East Hempfield (Township of), PA Industrial
	Development Authority (Student Services, Inc.
	Student Housing); Series 2013, RB1	5.000	07/01/2035	1,383,512
1,000,000	East Hempfield (Township of), PA Industrial
	Development Authority; Series 2013, RB1	5.000	07/01/2030	1,113,550
820,000	East Hempfield (Township of), PA Industrial
	Development Authority; Series 2015, RB1	5.000	07/01/2030	957,744
1,060,000	East Hempfield (Township of), PA Industrial
	Development Authority; Series 2015, RB1	5.000	07/01/2035	1,226,590
5,000,000	Erie (City & County of), PA City Water Authority;
	Series 2014, Ref. RB1	5.000	12/01/2049	5,823,850
1,280,000	Erie (City & County of), PA City Water Authority;
	Series 2018 A, Ref. RB1	5.000	12/01/2043	1,614,912
1,000,000	Erie (City of), PA Higher Education Building
	Authority; Series 2010 A, RB1	5.375	05/01/2030	1,006,220
2,565,000	Erie (City of), PA Higher Education Building
	Authority; Series 2010 A, RB1	5.500	05/01/2040	2,580,159

16 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$7,840,000	Erie (City of), PA Higher Education Building
	Authority; Series 2013, RB1	5.000%	05/01/2038 $	8,536,976
370,000	Franklin (County of), PA Industrial Development
	Authority (Menno-Haven, Inc.); Series 2019, RB1	5.000	12/01/2039	413,508
510,000	Franklin (County of), PA Industrial Development
	Authority (Menno-Haven, Inc.); Series 2019, RB1	5.000	12/01/2049	564,555
1,000,000	Franklin (County of), PA Industrial Development
	Authority (Menno-Haven, Inc.); Series 2019, RB1	5.000	12/01/2054	1,104,190
2,000,000	Franklin Regional School District; Series 2019,
	GO Bonds1	4.000	05/01/2046	2,306,840
17,715,000	Geisinger, PA Authority (Geisinger Health
	System)2	5.000	02/15/2045	21,324,018
1,850,000	Lancaster (City of), PA Industrial Development
	Authority (Willow Valley Communities); Series
	2019, RB1	5.000	12/01/2044	2,210,139
2,300,000	Lancaster (City of), PA Industrial Development
	Authority (Willow Valley Communities); Series
	2019, RB1	5.000	12/01/2049	2,737,207
500,000	Lancaster (County of), PA Hospital Authority (St.
	Anne's Retirement Community, Inc.); Series 2020,
	RB1,3	5.000	03/01/2040	583,585
375,000	Lancaster (County of), PA Hospital Authority (St.
	Anne's Retirement Community, Inc.); Series 2020,
	RB1,3	5.000	03/01/2045	434,029
500,000	Lancaster (County of), PA Hospital Authority (St.
	Anne's Retirement Community, Inc.); Series 2020,
	RB1,3	5.000	03/01/2050	576,975
15,000	Langhorne Manor (Borough of), PA Higher
	Education & Health Authority; Series 2013, RB1	4.000	11/15/2033	15,025
4,694,177	Lehigh (County of), PA General Purpose Authority
	(Kidspeace Obligation Group); Series 2014 A, RB1	7.500	02/01/2044	4,708,541
2,747,774	Lehigh (County of), PA General Purpose Authority
	(Kidspeace Obligation Group); Series 2014 B, RB1	0.000 4	02/01/2044	1,354,790
2,721,970	Lehigh (County of), PA General Purpose Authority
	(Kidspeace Obligation Group); Series 2014 C, RB5	7.500	02/01/2044	844
4,000,000	Montgomery (County of), PA Higher Education &
	Health Authority (Thomas Jefferson University);
	Series 2018 A, Ref. RB1	5.000	09/01/2048	4,968,160
300,000	Montgomery (County of), PA Industrial
	Development Authority; Series 2010, RB1	6.500	12/01/2025	329,337
11,075,000	Montgomery (County of), PA Industrial
	Development Authority; Series 2016, Ref. RB1	5.000	11/15/2036	13,220,006
4,500,000	Northampton (County of), PA General Purpose
	Authority (LaFayette College); Series 2017, Ref.
	RB1	5.000	11/01/2047	5,573,925
7,785,000	Northampton (County of), PA General Purpose
	Authority (St. Luke's University Health Network);
	Series 2018 A, Ref. RB1	4.000	08/15/2048	8,802,266
2,860,000	Northampton (County of), PA General Purpose
	Authority; Series 2012, RB1	5.000	07/01/2031	3,076,788
	17	INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$2,250,000	Northampton (County of), PA General Purpose
	Authority; Series 2016, Ref. RB1	5.000%	10/01/2036 $	2,640,915
14,826,610	Northampton (County of), PA Industrial
	Development Authority; Series 2013 A, RB6,7,8	5.000	12/31/2023	3,706,652
4,045,401	Northampton (County of), PA Industrial
	Development Authority; Series 2013, RB6,7,8	5.000	12/31/2023	1,011,350
3,250,000	Penn Hills School District; Series 2020, Ref. GO
	Bonds1	3.000	10/01/2042	3,451,662
2,845,000	Pennsylvania (State of) Economic Development
	Financing Authority (Philadelphia Biosolids
	Facility); Series 2009, RB1	6.250	01/01/2032	2,894,560
3,000,000	Pennsylvania (State of) Economic Development
	Financing Authority; Series 2012, RB1	5.000	03/01/2029	3,250,050
8,500,000	Pennsylvania (State of) Economic Development
	Financing Authority; Series 2015, RB1	5.000	06/30/2042	10,047,255
535,000	Pennsylvania (State of) Higher Educational
	Facilities Authority (AICUP Financing Program-Del
	Valley College); Series 2012, RB1	5.000	11/01/2042	554,506
3,500,000	Pennsylvania (State of) Higher Educational
	Facilities Authority (Edinboro University
	Foundation); Series 2010, RB1	6.000	07/01/2043	3,559,640
1,400,000	Pennsylvania (State of) Higher Educational
	Facilities Authority (Shippensburg University
	Student Services); Series 2012, RB1	5.000	10/01/2035	1,548,582
3,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority (University of Pennsylvania
	Health); Series 2019, RB1	4.000	08/15/2049	3,522,570
30,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2002, RB1	5.000	03/01/2022	30,097
3,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2010, RB1	5.800	07/01/2030	3,049,260
1,750,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2011 JJ2, RB1	6.000	11/01/2031	1,900,448
2,250,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2011 JJ2, RB1	6.250	11/01/2041	2,452,703
3,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2011, RB1	6.000	10/01/2031	3,242,580
7,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2011, RB1	6.250	10/01/2043	7,593,390
1,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2012 A, RB1	5.000	01/01/2029	1,058,020
750,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2012 A, Ref. RB1	5.000	07/01/2041	822,863
1,300,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2012 KK1, RB1	5.375	05/01/2042	1,399,359
2,650,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2012, RB1	5.000	05/01/2029	2,890,832
1,000,000	Pennsylvania (State of) Higher Educational
	Facilities Authority; Series 2014, Ref. RB1	5.000	07/15/2038	1,113,960

18 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$5,000,000	Pennsylvania (State of) Public School Building
	Authority (Harrisburg Area Community College);
	Series 2011, RB1	5.000%	10/01/2031 $	5,203,850
3,500,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB1	5.000	04/01/2027	3,800,020
4,410,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB1	5.000	04/01/2028	4,788,025
3,000,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB1	5.000	04/01/2029	3,257,160
250,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2012, RB1	5.000	04/01/2030	271,430
3,750,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016 A, Ref. RB1	5.000	06/01/2027	4,645,050
8,795,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016 A, Ref. RB1	5.000	06/01/2032	10,787,947
4,800,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016, Ref. RB1	5.000	06/01/2036	5,780,400
200,000	Pennsylvania (State of) Public School Building
	Authority (Philadelphia School District); Series
	2016, Ref. RB1	5.000	06/01/2036	253,690
10,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2009 E, RB1	6.375 4	12/01/2038	13,537,700
900,000	Pennsylvania (State of) Turnpike Commission;
	Series 2010 A-2, RB1	5.500 4	12/01/2034	931,527
4,100,000	Pennsylvania (State of) Turnpike Commission;
	Series 2010 A-2, Ref. RB1	5.500 4	12/01/2034	4,245,181
2,820,000	Pennsylvania (State of) Turnpike Commission;
	Series 2010 B-2, RB1	6.000 4	12/01/2034	2,930,093
610,000	Pennsylvania (State of) Turnpike Commission;
	Series 2010 B-2, RB1	6.000 4	12/01/2034	633,583
570,000	Pennsylvania (State of) Turnpike Commission;
	Series 2010 B-2, RB1	6.000 4	12/01/2034	592,036
2,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2014 A-1, RB1	5.000	12/01/2032	2,334,800
500,000	Pennsylvania (State of) Turnpike Commission;
	Series 2015 B, RB1	5.000	12/01/2030	607,215
1,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2015 B, RB1	5.000	12/01/2031	1,210,590
5,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2017 A, RB1	5.500	12/01/2042	6,241,950
1,050,000	Pennsylvania (State of) Turnpike Commission;
	Series 2017 A-1, RB1	5.000	12/01/2035	1,321,394
	19	INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$6,000,000	Pennsylvania (State of) Turnpike Commission;
	Series 2018 A-2, RB1	5.000%	12/01/2048 $	7,522,140
1,430,000	Pennsylvania State University; Series 2016 A, RB1	5.000	09/01/2041	1,757,227
2,500,000	Pennsylvania State University; Series 2017 A, RB1	5.000	09/01/2047	3,104,825
3,620,000	Philadelphia (City of), PA (Philadelphia Gas Works
	Co.); Series 2017 15, Ref. RB1	5.000	08/01/2047	4,365,901
2,680,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2005 A, RB1	5.625	07/01/2035	2,684,449
1,640,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2006, RB1	6.250	05/01/2033	1,599,689
2,040,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2010 A, IDR1	5.375	06/15/2030	2,061,338
4,000,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2010 A, IDR1	5.625	06/15/2042	4,039,920
1,000,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2010, RB1	5.750	11/15/2030	1,019,770
2,000,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2013 A-1, RB1	6.750	06/15/2033	2,230,740
3,090,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2013 A-1, RB1	7.000	06/15/2043	3,437,718
4,165,000	Philadelphia (City of), PA Authority for Industrial
	Development; Series 2017, RB1	5.000	12/01/2058	4,797,830
250,000	Philadelphia (City of), PA Housing Authority;
	Series 2002 A, RB1	5.000	12/01/2021	250,893
1,300,000	Philadelphia (City of), PA Housing Authority;
	Series 2017, RB1	5.000	05/01/2039	1,565,863
2,415,000	Philadelphia (City of), PA Housing Authority;
	Series 2017, RB1	5.000	05/01/2042	2,891,769
3,335,000	Philadelphia (City of), PA Housing Authority;
	Series 2017, RB1	5.000	05/01/2047	3,967,083
2,500,000	Philadelphia (City of), PA Industrial Development
	Authority (Architecture & Design Charter High
	School); Series 2013, RB8	6.125	03/15/2043	2,500,000
450,000	Philadelphia (City of), PA Industrial Development
	Authority (Discovery Charter School); Series
	2012, RB1	5.875	04/01/2032	464,832
500,000	Philadelphia (City of), PA Industrial Development
	Authority (Discovery Charter School); Series
	2012, RB1	6.250	04/01/2042	516,050
500,000	Philadelphia (City of), PA Industrial Development
	Authority (Global Leadership Academy Charter
	School); Series 2010, RB1	6.375	11/15/2040	510,660
13,365,000	Philadelphia (City of), PA Industrial Development
	Authority (Thomas Jefferson University); Series
	2017 A, Ref. RB1	5.000	09/01/2047	15,983,337
25,000	Philadelphia (City of), PA Parking Authority; Series
	1999 A, RB1	5.250	02/15/2029	25,085
6,260,000	Philadelphia (City of), PA; Series 2011, GO
	Bonds1	6.500	08/01/2041	6,405,044
1,895,000	Philadelphia (City of), PA; Series 2017 A, RB1	5.000	10/01/2052	2,312,184

20 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,500,000	Philadelphia (City of), PA; Series 2017 A, Ref. GO
	Bonds1	5.000%	08/01/2035 $	4,370,660
18,700,000	Philadelphia (City of), PA; Series 2017 B, Ref. RB1	5.000	07/01/2047	22,514,239
7,000,000	Philadelphia (City of), PA; Series 2018 A, RB1	5.000	10/01/2053	8,722,420
15,665,000	Philadelphia (City of), PA; Series 2019 B, RB1	5.000	11/01/2049	19,986,347
10,000,000	Philadelphia School District; Series 2016 F, Ref.
	GO Bonds1	5.000	09/01/2028	12,328,500
10,000,000	Philadelphia School District; Series 2016 F, Ref.
	GO Bonds1	5.000	09/01/2029	12,305,500
1,000,000	Philadelphia School District; Series 2016 F, Ref.
	GO Bonds1	5.000	09/01/2032	1,218,750
2,615,000	Pittsburgh (City of), PA Urban Redevelopment
	Authority; Series 2007, RB1	6.130	01/20/2043	2,620,962
4,000,000	Pottsville (City of), PA Hospital Authority; Series
	2016 B, Ref. RB1	5.000	07/01/2041	4,794,080
900,000	Reading (City of), PA Housing Authority; Series
	2010, RB1	5.625	06/01/2042	917,775
2,895,000	Reading (City of), PA Housing Authority; Series
	2010, RB1	5.875	06/01/2052	2,953,797
1,500,000	Reading School District; Series 2017, Ref. GO
	Bonds1	5.000	03/01/2037	1,821,240
1,500,000	Reading School District; Series 2017, Ref. GO
	Bonds1	5.000	03/01/2038	1,810,410
820,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds1	5.000	12/01/2034	1,017,645
750,000	Scranton School District; Series 2017 E, Ref. GO
	Bonds1	5.000	12/01/2035	928,980
1,000,000	Southcentral Pennsylvania General Authority;
	Series 2015, Ref. RB1	5.000	12/01/2029	1,197,150
4,780,000	State Public School Building Authority
	(Philadelphia School District); Series 2012, RB1	5.000	04/01/2032	5,189,742
1,350,000	Susquehanna Area Regional Airport Authority;
	Series 2017, Ref. RB1	5.000	01/01/2038	1,605,879
2,000,000	West Shore Area Authority; Series 2011 B, RB1	5.625	01/01/2032	2,159,160
1,835,000	West Shore Area Authority; Series 2011, RB1	6.500	01/01/2041	1,921,245
2,000,000	Westmoreland (County of), PA Municipal
	Authority; Series 2016, Ref. RB1	5.000	08/15/2038	2,379,140
2,600,000	Wilkes-Barre Area School District; Series 2016 B,
	GO Bonds1	5.000	08/01/2034	3,177,850
2,125,000	Wilkes-Barre Area School District; Series 2016 B,
	GO Bonds1	5.000	08/01/2036	2,577,625
				585,750,432

U.S. Possessions—21.2%
17,000,000	Children's Trust Fund; Series 2002, RB1	5.500	05/15/2039	17,510,340
53,320,000	Children's Trust Fund; Series 2005 A, RB	7.153 9	05/15/2050	7,734,599
451,500,000	Children's Trust Fund; Series 2008 A, RB	7.622 9	05/15/2057	27,902,700
185,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000	10/01/2023	203,876
	21		INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$235,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000%	10/01/2024 $	259,036
420,000	Guam (Territory of) Power Authority; Series 2012
	A, Ref. RB1	5.000	10/01/2030	461,471
700,000	Guam Housing Corp.; Series 1998 A, RB1	5.750	09/01/2031	723,135
795,000	Northern Mariana Island Ports Authority; Series
	1998 A, RB1	6.600	03/15/2028	812,888
1,065,000	Northern Mariana Islands (Commonwealth of)
	Ports Authority; Series 1998 A, RB1	6.250	03/15/2028	1,065,000
355,000	Northern Mariana Islands (Commonwealth of);
	Series 2007 B, Ref. GO Bonds1	5.000	10/01/2022	355,586
1,700,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.125 4	07/01/2024	1,874,250
3,000,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.125	07/01/2037	3,240,000
810,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250	07/01/2029	880,875
1,460,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.750	07/01/2037	1,602,350
1,005,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	6.000	07/01/2047	1,105,500
6,000,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 SS, Ref. RB, NPFGC	5.000	07/01/2025	6,144,780
1,450,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2007 TT, RB5	5.000	07/01/2032	1,158,188
1,435,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 AAA-RSA-1, RB5	5.250	07/01/2024	1,149,794
2,445,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2010 XX, RB5	5.250	07/01/2040	1,959,056
10,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 1998 A, RB5	5.000	07/01/2038	4,625
965,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2002 D, RB, AGC1	5.000	07/01/2032	986,857
1,000,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA-2, Ref.
	RB5	5.300	07/01/2035	930,000
325,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 H, Ref. RB5	5.000	07/01/2028	150,313
1,250,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2006, RB1	5.000	03/01/2036	1,251,600
125,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.125	04/01/2032	128,813
185,000	Puerto Rico (Commonwealth of) Industrial Tourist
	Educational Medical & Environmental Control
	Facilities Financing Authority; Series 2012, Ref.
	RB1	5.375	04/01/2042	190,550

22 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$270,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB5	5.000%		07/01/2041 $	67,500
1,400,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB5	6.500		10/01/2037	283,500
1,015,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2002 D, RB5	5.250		07/01/2036	916,038
3,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M, Ref. RB5	10.000		07/01/2034	2,947,500
1,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2007 M-2, Ref. RB, AMBAC	10.000	10	07/01/2035	1,080,040
1,500,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB5	6.500		07/01/2030	1,410,000
1,000,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2009 P, Ref. RB5	6.750		07/01/2036	947,500
2,070,000	Puerto Rico (Commonwealth of) Public Buildings
	Authority; Series 2011 S, RB5	6.000		07/01/2041	1,940,625
7,405,000	Puerto Rico (Commonwealth of); Series 2001, GO
	Bonds, AGC1	5.125		07/01/2030	7,611,377
15,000	Puerto Rico (Commonwealth of); Series 2003
	C-7, Ref. GO Bonds, NPFGC1	6.000		07/01/2027	15,453
2,185,000	Puerto Rico (Commonwealth of); Series 2004 A,
	GO Bonds5	5.000		07/01/2029	1,810,819
120,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds5	5.750		07/01/2038	97,650
50,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. GO Bonds5	6.000		07/01/2039	42,000
1,000,000	Puerto Rico (Commonwealth of); Series 2009 B,
	Ref. RB5	6.500		07/01/2037	845,000
9,745,000	Puerto Rico (Commonwealth of); Series 2009 C,
	Ref. GO Bonds5	6.000		07/01/2039	8,003,081
3,000,000	Puerto Rico (Commonwealth of); Series 2011 A,
	GO Bonds5	5.750		07/01/2041	2,482,500
790,000	Puerto Rico (Commonwealth of); Series 2011 A,
	Ref. GO Bonds5	6.000		07/01/2028	659,650
9,000,000	Puerto Rico (Commonwealth of); Series 2011 C,
	Ref. GO Bonds5	5.750		07/01/2036	7,233,750
5,725,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB5	5.500		08/01/2031	236,156
569,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.259	9	07/01/2027	486,734
590,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.500		07/01/2034	649,348
555,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.560	9	07/01/2029	450,266
2,190,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.750		07/01/2053	2,479,343
716,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.839	9	07/01/2031	540,437
5,537,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	5.000		07/01/2058	6,350,219
	23	INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$5,940,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.091%9	07/01/2033 $	4,180,334
7,662,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.894 9	07/01/2046	2,279,598
6,242,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.951 9	07/01/2051	1,349,333
3,033,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.329	07/01/2040	3,370,876
91,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.536	07/01/2053	101,591
1,216,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.784	07/01/2058	1,374,384
1,255,000	Tobacco Settlement Financing Corp.; Series 2001,
	RB1	5.000	05/15/2031	1,257,999
2,195,000	Tobacco Settlement Financing Corp.; Series 2006,
	RB	6.497 9	05/15/2035	787,368
4,150,000	Tobacco Settlement Financing Corp.; Series 2006,
	RB	6.872 9	05/15/2035	1,361,200
7,000,000	Tobacco Settlement Financing Corp.; Series 2006,
	RB	7.622 9	05/15/2035	2,244,480
3,235,000	University of Puerto Rico; Series 2006 P, Ref. RB	5.000	06/01/2030	3,214,781
1,300,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2030	1,291,875
2,500,000	Virgin Islands (Government of) Public Finance
	Authority; Series 2014 C, Ref. RB	5.000	10/01/2039	2,496,875
				154,683,362

Total Investments, at Value (Cost $698,232,240)—101.4%				740,433,794
Floating Rate Note Obligations—(2.8)
Notes with interest and fee rates ranging from 1.18% to 1.50% at		2/29/2020 and contractual
maturities of collateral ranging from 02/15/2045 to 11/01/204711				(20,745,000)
Borrowings—
(0.2)				(1,500,000)
Net Other Assets (Liabilities)—1.6				11,667,578
Net Assets—100.0%				$729,856,372

Footnotes to Schedule of Investments

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3.All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

4.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6.Interest or dividend is paid-in-kind, when applicable.

24 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Schedule of Investments (continued)

7.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9.Zero coupon bond reflects effective yield on the original acquisition date.

10.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $37,290,768 are held by TOB

Trusts and serve as collateral for the $20,745,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHospital	Brandywine Hospital
CHH	Chestnut Hill Hospital
GO	General Obligation
IDA	Industrial Devel. Agency
IDR	Industrial Development Revenue Bonds
JH	Jennersville Hospital
NPFGC	National Public Finance Guarantee Corp.
PHospital	Phoenixville Hospital
PottsH	Pottstown Hospital
RHosp	Reading Hospital
RB	Revenue Bonds
Ref.	Refunding
THlth	Tower Health

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $698,232,240) —see accompanying schedule of investments	$740,433,794
Cash	4,432,768
Receivables and other assets:
Interest	7,996,843
Investments matured, at value (cost $1,316,308)	1,168,544
Shares of beneficial interest sold	472,442
Other	413,136
Total assets	754,917,527

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	20,745,000
Payable for borrowings	1,500,000
Investments purchased	1,573,708
Shares of beneficial interest redeemed	439,988
Dividends	271,074
Distribution and service plan fees	178,041
Trustees' compensation	120,730
Transfer and shareholder servicing agent fees	52,059
Shareholder communications	32,922
Advisory fees	20,090
Interest expense on borrowings	1,475
Administration fees	572
Other	125,496
Total liabilities	25,061,155

Net Assets	$729,856,372

Composition of Net Assets
Shares of beneficial interest	$801,761,404
Total accumulated loss	(71,905,032)
Net Assets	$729,856,372

26 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $534,699,754 and
45,768,564 shares of beneficial interest outstanding)	$11.68
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$12.20

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $110,394,662 and 9,478,369 shares of
beneficial interest outstanding)	$11.65

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$84,029,654 and 7,188,369 shares of beneficial interest outstanding)	$11.69

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $732,302
and 62,719 shares of beneficial interest outstanding)	$11.68

See accompanying Notes to Financial Statements.

27 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest	$18,541,731	$35,366,915
Expenses
Advisory fees	2,059,139	3,389,151
Administration fees	58,592	8,013
Distribution and service plan fees:
Class A	719,940	1,033,301
Class C	565,863	1,401,089
Transfer and shareholder servicing agent fees:
Class A	215,546	404,651
Class C	45,444	148,707
Class Y	32,405	55,671
Class R6	95	1
Shareholder communications:
Class A	28,663	21,776
Class C	5,992	9,334
Class Y	4,327	3,608
Class R6	18	—
Interest expense and fees on short-term floating rate notes issued	333,340	840,654
Borrowing fees	250,671	640,372
Interest expense on borrowings	40,110	300,138
Trustees' compensation	18,110	11,037
Custodian fees and expenses	5,109	4,919
Other	96,965	263,960
Total expenses	4,480,329	8,536,382
Less waivers and reimbursements of expenses	(50)	—
Net expenses	4,480,279	8,536,382
Net Investment Income	14,061,452	26,830,533

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (includes net gains
from securities sold to affiliates of $0 and $1,050, respectively)	490,923	(34,584,554)
Net change in unrealized appreciation/(depreciation) on investment
transactions	29,025,991	76,354,420

Net Increase in Net Assets Resulting from Operations	$43,578,366	$68,600,399

See accompanying Notes to Financial Statements.

28 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$14,061,452	$26,830,533	$26,072,945

Net realized gain (loss)	490,923	(34,584,554)	(39,669,100)

Net change in unrealized appreciation/(depreciation)	29,025,991	76,354,420	31,315,112
Net increase in net assets resulting from operations	43,578,366	68,600,399	17,718,957

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(9,689,778)	(14,650,196)	(18,501,626)
Class B	—	—	(37,707)
Class C	(1,632,128)	(4,303,794)	(6,124,203)
Class Y	(1,563,782)	(2,165,871)	(2,018,635)
Class R6	(5,994)	(68)	—
Total distributions from distributable earnings
	(12,891,682)	(21,119,929)	(26,682,171)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	13,489,503	44,220,407	(71,558,257)
Class B	—	—	(2,593,497)
Class C	(4,523,338)	(63,117,124)	(35,340,354)
Class Y	8,818,928	17,376,645	(3,952,301)
Class R6	697,458	10,000	—
Total beneficial interest transactions
	18,482,551	(1,510,072)	(113,444,409)

Net Assets
Total increase (decrease)	49,169,235	45,970,398	(122,407,623)

Beginning of period	680,687,137	634,716,739	757,124,362
End of period
	$729,856,372	$680,687,137	$634,716,739

See accompanying Notes to Financial Statements.

29 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29, Year Ended     Year Ended     Year Ended     Year Ended     Year Ended

2020          July 31, 2019      July 31, 2018     July 31, 2017 July 31, 2016     July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$11.19	$10.40	$10.44	$10.67	$10.49	$10.38
Income (loss) from investment
operations:
Net investment income1	0.23	0.46	0.41	0.47	0.59	0.63
Net realized and unrealized
gain (loss)	0.47	0.69	(0.03)	(0.16)	0.20	0.09
Total from investment
operations	0.70	1.15	0.38	0.31	0.79	0.72
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.21)	(0.36)	(0.42)	(0.54)	(0.61)	(0.61)
Net asset value, end of period	$11.68	$11.19	$10.40	$10.44	$10.67	$10.49

Total Return, at Net Asset
Value2	6.36%	11.32%	3.84%	2.96%	7.84%	6.98%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$534,700	$498,743	$423,210	$500,340	$526,247	$552,146
Average net assets (in
thousands)	$512,563	$428,934	$443,594	$509,600	$537,284	$589,000
Ratios to average net assets:3
Net investment income	3.54%	4.30%	4.09%	4.50%	5.59%	5.93%
Expenses excluding specific
expenses listed below	0.88%	0.91%	0.97%	0.83%	0.80%	0.77%
Interest and fees from
borrowings	0.07%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term
floating rate notes issued4	0.08%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	1.03%	1.19%	1.18%	1.00%	0.97%	0.95%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.03%	1.19%	1.18%	1.00%	0.97%	0.95%
Portfolio turnover rate5	6%	21%	13%	20%	6%	12%

30 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C

Seven Months Ended

 February 29, Year Ended     Year Ended         Year Ended     Year Ended     Year Ended

2020          July 31, 2019     July 31, 2018     July 31, 2017     July 31, 2016     July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$11.15	$10.37	$10.42	$10.64	$10.47	$10.36
Income (loss) from investment
operations:
Net investment income1	0.19	0.39	0.34	0.40	0.51	0.55
Net realized and unrealized
gain (loss)	0.48	0.68	(0.04)	(0.15)	0.19	0.09
Total from investment
operations	0.67	1.07	0.30	0.25	0.70	0.64
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.17)	(0.29)	(0.35)	(0.47)	(0.53)	(0.53)
Net asset value, end of period	$11.65	$11.15	$10.37	$10.42	$10.64	$10.47

Total Return, at Net Asset
Value2	6.07%	10.52%	3.07%	2.23%	7.06%	6.19%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$110,395	$110,166	$161,664	$199,497	$220,769	$226,296
Average net assets (in
thousands)	$107,975	$155,694	$173,445	$209,822	$221,129	$239,680
Ratios to average net assets:3
Net investment income	2.88%	3.64%	3.43%	3.79%	4.84%	5.17%
Expenses excluding specific
expenses listed below	1.54%	1.57%	1.62%	1.56%	1.55%	1.52%
Interest and fees from
borrowings	0.07%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term
floating rate notes issued4	0.08%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	1.69%	1.85%	1.83%	1.73%	1.72%	1.70%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.69%	1.85%	1.83%	1.73%	1.72%	1.70%
Portfolio turnover rate5	6%	21%	13%	20%	6%	12%

32 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

33 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y

Seven Months Ended

February 29, Year Ended     Year Ended     Year Ended     Year Ended     Year Ended

2020               July 31, 2019     July 31, 2018 July 31, 2017 July 31, 2016     July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$11.19	$10.40	$10.45	$10.68	$10.50	$10.38
Income (loss) from investment
operations:
Net investment income1	0.25	0.49	0.44	0.47	0.60	0.65
Net realized and unrealized
gain (loss)	0.48	0.69	(0.05)	(0.14)	0.20	0.10
Total from investment
operations	0.73	1.18	0.39	0.33	0.80	0.75
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.23)	(0.39)	(0.44)	(0.56)	(0.62)	(0.63)
Net asset value, end of period	$11.69	$11.19	$10.40	$10.45	$10.68	$10.50

Total Return, at Net Asset
Value2	6.60%	11.58%	3.98%	3.14%	7.99%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$84,030	$71,769	$49,843	$54,584	$30,357	$29,137
Average net assets (in
thousands)	$77,035	$59,356	$45,899	$39,973	$28,378	$30,378
Ratios to average net assets:3
Net investment income	3.78%	4.54%	4.33%	4.53%	5.73%	6.07%
Expenses excluding specific
expenses listed below	0.64%	0.67%	0.72%	0.65%	0.65%	0.62%
Interest and fees from
borrowings	0.07%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term
floating rate notes issued4	0.08%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	0.79%	0.95%	0.93%	0.82%	0.82%	0.80%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.79%	0.95%	0.93%	0.82%	0.82%	0.80%
Portfolio turnover rate5	6%	21%	13%	20%	6%	12%

34 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

35 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6

Seven Months

Ended Period

February 29, Ended

2020 July 31, 20191

Per Share Operating Data
Net asset value, beginning of
period	$11.18	$11.05
Income (loss) from investment
operations:
Net investment income2	0.25	0.10
Net realized and unrealized
gain	0.48	0.10
Total from investment
operations	0.73	0.20
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.23)	(0.07)
Net asset value, end of period	$11.68	$11.18

Total Return, at Net Asset
Value3	6.63%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$732	$10
Average net assets (in
thousands)	$282	$10
Ratios to average net assets:4
Net investment income	3.83%	4.59%
Expenses excluding specific
expenses listed below	0.62%	0.62%
Interest and fees from
borrowings	0.07%	0.15%
Interest and fees on short-term
floating rate notes issued5	0.08%	0.13%
Total expenses	0.77%	0.90%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.74%	0.90%
Portfolio turnover rate6	6%	21%

36 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

37 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Pennsylvania Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Pennsylvania Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to the last day of February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt

38 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

39 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three

40 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender

41 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of

42 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

43 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class

44 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

R6 shares to 0.98%, 1.62%, 0.72% and 0.62%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the seven months ended February 29, 2020, the Adviser reimbursed fund expenses of $50 for Class R6.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor,

45 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Inc. For the seven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $42,022 in front-end sales commissions from the sale of Class A shares and $3,153 from Class C shares, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

46 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$	— $	578,532,430	$7,218,002	$585,750,432
U.S. Possessions		—	154,683,362	—	154,683,362
Total Investments, at Value		—	733,215,792	7,218,002	740,433,794
Other Financial Instruments:
Investments Matured		—	1,168,544	—	1,168,544
Total Assets	$	— $	734,384,336	$7,218,002	$741,602,338

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,936
Payments Made to Retired Trustees	—
Accumulated Liability as of February 29, 2020	50,060

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

47 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Tax Information

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

	Seven Months
	Ended February	Year Ended	Year Ended
	29, 2020	July 31,2019	July 31,2018
Ordinary income	$184,288	$284,625	$252,788
Ordinary income
- Tax-Exempt	12,707,394	20,835,304	26,429,383
Total distributions	$12,891,682	$21,119,929	$26,682,171

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$12,126,023
Net unrealized appreciation - investments	44,735,618
Temporary book/tax differences	(388,285)
Capital loss carryforward	(128,378,393)
Shares of beneficial interest	801,761,409
Total net assets	$729,856,372

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of TOBs, defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related

48 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	7,959,887	$120,418,506	$128,378,393

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months ended February 29, 2020 was $63,090,656 and $42,922,717, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$71,561,277
Aggregate unrealized (depreciation) of investments	(26,825,659)
Net unrealized appreciation of investments	$44,735,618

Cost of investments for tax purposes is $696,866,720.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and income on TOBS, on February 29, 2020, undistributed net investment income was decreased by $712,723 and undistributed net realized loss was increased by $712,723. This reclassification had no effect on the net assets or the total accumulated loss of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	2,531,453	$28,736,146	8,440,089	$92,835,347	3,264,565	$32,744,691
Automatic
Conversion
Class C
to Class A
Shares	986,066	11,169,106	—	—	—	—
Dividends
and/or
distributions
reinvested	751,494	8,545,463	1,163,062	12,457,740	1,583,701	15,894,703
Redeemed	(3,085,674)	(34,961,212)	(5,718,182)	(61,072,680)	(12,061,229)	(120,197,651)
Net increase	1,183,339	$13,489,503	3,884,969	$44,220,407	(7,212,963)	$(71,558,257)
(decrease)

49 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
February 29, 20201

Shares	Amount	Shares	Amount	Shares	Amount

Class B

Sold	—	$—	—	$—	34	$343
Dividends
and/or
distributions
reinvested	—	—	—	—	3,459	34,714
Redeemed3	—	—	—	—	(262,554)	(2,628,554)
Net increase	— $	—	— $	—	(259,061)	$(2,593,497)
(decrease)

Class C
Sold	1,110,562	$12,538,251	1,288,613	$13,745,931	1,216,982	$12,191,245
Dividends
and/or
distributions
reinvested	134,060	1,519,816	372,761	3,972,929	562,752	5,632,066
Automatic
Conversion
Class C	(989,372)	(11,169,106)	—	—	—	—
to Class A
Shares
Redeemed	(654,611)	(7,412,299)	(7,373,461)	(80,835,984)	(5,343,607)	(53,163,665)
Net increase	(399,361)	$(4,523,338)	(5,712,087)	$(63,117,124)	(3,563,873)	$(35,340,354)
(decrease)

Class Y
Sold	1,272,564	$14,430,706	2,576,054	$27,505,316	2,307,383	$23,263,618
Dividends
and/or
distributions
reinvested	132,257	1,505,176	188,318	2,022,099	185,867	1,870,127
Redeemed	(628,378)	(7,116,954)	(1,143,062)	(12,150,770)	(2,926,787)	(29,086,046)
Net increase	776,443	$8,818,928	1,621,310	$17,376,645	(433,537)	$(3,952,301)
(decrease)

Class R64
Sold	63,861	$720,330	905	$10,000	—	$—
Dividends
and/or
distributions
reinvested	478	5,489	—	—	—	—
Redeemed	(2,525)	(28,361)	—	—	—	—
Net increase	61,814	$697,458	905	$10,000	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

50 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act,

which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A., which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to February 29, 2020, the Fund incurred fees of $290,781. The average daily balance of borrowings under this agreement is $3,123,944 with an average interest rate of 2.05%. The carrying amount of the Trust's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the seven months ended February 29, 2020 were $28,608,750 and 2.00%, respectively.

Note 11 - Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which Invesco Oppenheimer Rochester Pennsylvania Municipal Fund (the "Fund") would acquire all of the assets and liabilities of Invesco Pennsylvania Tax Free Income Fund (the "Target Fund") in exchange for shares of the Fund.

The reorganizations are expected to be consummated on May 15, 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

Note 12 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term

51 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

Effective May 15, 2020, the Fund's advisory fee schedule will change to:

Fee Schedule

Up to $500 million	0.51%
Next $250 million	0.40
Next $3 billion	0.345
Next $250 million	0.41
Next $1 billion	0.38
Over $5 billion	0.33

Additionally, effective May 15, 2020, the Fund's Class C compensation 12b-1 plan will be replaced with a reimbursement 12b-1 plan.

52 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C and Class Y
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31, 2019
for Class R6

The financial statements of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund (formerly known as Oppenheimer Rochester® Pennsylvania Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial

53 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	98.57%

*The above percentages are based on ordinary income dividends paid to shareholders during the Fund's reporting period.

55 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

56 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

57 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

58 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

59 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

60 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

61 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

62 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

63 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

64 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

65 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

66 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

67 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

68 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

69 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

70 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

71 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

72 INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

�Fund reports and prospectuses

�Quarterly statements

�Daily conﬁrmations

�Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROPAM-AR-1 04272020

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2- 01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. ("OFI") for 83 open-end mutual funds and 20 exchange- traded funds (collectively, the "Oppenheimer Funds"). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the "New Invesco Funds") that did not have pre-existing assets (together, the "Reorganizations"). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, "Invesco") of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company ("MassMutual"), which was also consummated on May 24, 2019 (the "Acquisition"). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X ("Rule 2-01") if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the "Pre-Reorganization Relationship"). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the "Pre-Reorganization Services").

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre- Reorganization Relationship and Services have on PwC's independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC's ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 ("PwC's Conclusion").

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC's Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

∙none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

∙PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC's professional engagement period;

∙other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

∙as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund's financial statements was based upon OFI's decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

∙while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

∙the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

∙with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre- Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

∙the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

∙the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services	Fees Billed for Services
	Rendered to the	Rendered to the
	Registrant for fiscal	Registrant for fiscal
	year end 2020	year end 2019
Audit Fees	$623,361	$288,700
Audit-Related Fees(1)	$37,200	$0
Tax Fees(2)	$162,637	$38,025
All Other Fees	$0	$0

Total Fees	$823,198	$326,725

(1)Audit-Related Fees for the fiscal year end February 29, 2020 includes fees billed for reviewing regulatory filings.

(2)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

Fees Billed for Non-
	Audit Services	Fees Billed for Non-Audit
	Rendered to Invesco	Services Rendered to
	and Invesco Affiliates	Invesco and Invesco
	for fiscal year end	Affiliates for fiscal year
	2020 That Were	end 2019 That Were
	Required	Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds

("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre-approvals"). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre- approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,941,637 for the fiscal year ended February 29, 2020 and $4,278,025 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020